UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08239

ProFunds
(Exact name of registrant as specified in charter)

7272 Wisconsin Avenue, 21st Floor Bethesda, MD	20814
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: (240) 497-6400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

EXPLANATORY NOTE

The Registrant is filing this amendment to its Form N-CSR for the period ended December 31, 2021, originally filed with the Securities and Exchange Commission on March 9, 2022 (Accession Number 0001104659-22-032055). The purpose of this amendment is to update Items 11(b) and Item 4(d) of the registrant’s certifications required by Item 13(a)(2).

Items 11(b) and 4(d) are amended to reflect the correct full period covered by the report.

Item 1. Reports to Stockholders.

Annual Report

DECEMBER 31, 2021

Government Money Market ProFund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.profunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 888-PRO-FNDS (888-776-3637) or by sending an e-mail request to info@profunds.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 888-PRO-FNDS (888-776-3637) or send an email request to info@profunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports.Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Table of Contents

1	Message from the Chairman
3	Fund Performance, Allocation of Portfolio Holdings and Expense Examples
7	Financial Statements and Financial Highlights
11	Notes to Financial Statements
16	Report of Independent Registered Public Accounting Firm
17	Board Approval of Investment Advisory Agreement
18	Trustees and Officers
19	Government Cash Management Portfolio

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Message from the Chairman

Dear Shareholder:

As communities and economies around the world address the continuously evolving impacts of the pandemic, I would like to reaffirm ProFunds' commitment to providing you, our investors, with products and services to help you meet your investment objectives. ProFunds remains focused on ensuring the effective management of our funds for investors, so I am pleased to provide you with this Government Money Market ProFund annual report to shareholders for the 12 months ending December 31, 2021.

The Government Money Market ProFund invests substantially all of its assets in the Government Cash Management Portfolio, a separate investment company managed by DWS Investment Management Americas, Inc.

Money market rates moved in a range of 0.0% to 0.1% during the period, closely tracking the effective Federal Funds rate, which ended the period at 0.1%.

A Surge in Inflation and Robust Labor Markets Dominated Headlines

The U.S. economy grew at a robust pace during the first half of the reporting period as a result of strong corporate earnings, Congress's $1.9 trillion coronavirus stimulus package, the lifting of restrictions on most businesses as cases of COVID-19 declined, and significant progress on administering vaccines. The third quarter saw real GDP grow by 2.3%, annualized, and fourth quarter advance estimates show 6.9% growth. During the fourth quarter, uncertainty increased due to inflation concerns, higher interest rates, ongoing supply chain challenges, and the emergence of Omicron – a new COVID-19 variant – in late November.

Nevertheless, unemployment continued to decline in 2021, according to the U.S. Bureau of Labor Statistics, closing December at 3.9% – the lowest since February 2020 – with the economy adding 199,000 new jobs.

Inflation was worrisome, especially later in the year, as it rose to the highest rate in nearly 40 years. Prices for many consumer goods, such as housing, food, gasoline, and new and used vehicles, rose significantly as the economy emerged from the pandemic. In fact, from December 2020 to December 2021, consumer prices for all items rose 7.0%, the largest percent change since 1981, according to the Bureau of Labor Statistics. In an effort to reduce gas prices, President Biden announced in November that he would authorize releasing 50 million barrels of petroleum from the U.S. oil reserves (an action similar to those taken by other countries) to increase supply and hopefully reduce prices. The U.S. Federal Reserve Bank slashed interest rates to near zero after the coronavirus pandemic began and pledged not to raise rates until the labor market had recovered. In its last meeting in December, the Fed decided not to raise interest rates and the federal funds rate was kept in a range of 0 to 0.25%. However, the Fed announced that it would increase the speed of tapering its stimulus of monthly bond purchases. The Fed now plans to eliminate the emergency quantitative easing program a few months earlier than previously expected in response to the significant spike in inflation and the robust labor market.

Government Money Market ProFund

During this period characterized by low interest rates, the Government Money Market ProFund continued to achieve its objective of maintaining a stable net asset value of

1

$1.00 per share for investors. The fund potentially benefits investors by seeking a higher level of current income consistent with liquidity and capital preservation. It also serves investors as a vehicle for moving money between ProFunds products or for holding assets until they are ready to invest.

We thank you for the trust and confidence you have placed in us by using the Government Money Market ProFund, and we appreciate the opportunity to continue serving your investing needs.

Sincerely,

Michael L. Sapir
Chairman of the Board of Trustees

2

Fund Performance, Allocation of Portfolio Holdings and Expense Examples

4 :: Government Money Market ProFund :: Fund Performance

The Government Money Market ProFund seeks, as its investment objective, a high level of current income consistent with liquidity and preservation of capital. The seven-day yield, as of December 31, 2021, was 0.02% for the Investor Class and 0.02% for the Service Class.

The assets of the Fund are part of a $33.6 billion portfolio managed by DWS Investment Management Americas, Inc. Its managers seek to maintain a stable net asset value of $1.00, however there is no assurance that they will be able to do so.

An investment in this Fund is neither guaranteed nor insured by the Federal Deposit Insurance Corporation or any other government agency. Although the ProFund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

Past performance is not predictive of future results. The performance data quoted represents past performance and current returns may be lower or higher. Yield will vary and principal value may fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month end, please visit ProFunds.com.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Allocation of Portfolio Holdings and Expense Examples :: Government Money Market ProFund :: 5

Investment Objective: The Government Money Market ProFund seeks a high level of current income consistent with liquidity and preservation of capital.

An investment in this ProFund is neither guaranteed nor insured by the Federal Deposit Insurance Corporation or any other government agency. Although the ProFund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the ProFund.

Allocation of Portfolio Holdings

Government Money Market ProFund Market Exposure

Investment Type	% of Net Assets
Investment in Government Cash Management Portfolio(a)	95%
Total Exposure	95%

(a)	The Government Cash Management Portfolio holdings are included in the accompanying financial statements of the Portfolio.

Government Cash Management Portfolio Asset Allocation(a)

Investment Type	% of Net Assets
Government & Agency Obligations
U.S. Government Sponsored Agencies	22%
U.S. Treasury Obligations	38%
Repurchase Agreements	40%

Expense Examples

As a ProFund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other ProFund expenses (including expenses allocated from the Government Cash Management Portfolio). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the ProFund and to compare these costs with the ongoing cost of investing in other mutual funds. Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher. Therefore, these examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held throughout the period ended December 31, 2021.

The columns below under the heading entitled "Actual" provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held throughout the period ended December 31, 2021.

The columns below under the heading entitled "Hypothetical" provide information about hypothetical account values and hypothetical expenses based on the ProFund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the ProFund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the ProFund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

			Actual		Hypothetical (5% return before expense)
	Annualized Expense Ratio During Period	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period*	Ending Account Value 12/31/21	Expenses Paid During Period*
Government Money Market ProFund – Investor Class	0.04%	$1,000.00	$1,000.10	$0.20	$1,025.00	$0.20
Government Money Market ProFund – Service Class	0.04%	1,000.00	1,000.10	0.20	1,025.00	0.20

*	Expenses are equal to the average account value over the period multiplied by the ProFund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

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Financial Statements and Financial Highlights

8 :: Government Money Market ProFund :: Financial Statements

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Investment in Government Cash Management Portfolio, at value	$193,891,588
Receivable for capital shares issued	34,086,706
Receivable from Advisor under a yield support agreement	16,948
Prepaid expenses	27,235
TOTAL ASSETS	228,022,477
LIABILITIES:
Distributions payable	177
Payable for capital shares redeemed	24,636,677
Administration fees payable	4,807
Transfer agency fees payable	35,821
Compliance services fees payable	912
Service fees payable	766
Other accrued expenses	113,598
TOTAL LIABILITIES	24,792,758
NET ASSETS	$203,229,719
NET ASSETS CONSIST OF:
Capital	$203,229,814
Total distributable earnings (loss)	(95)
NET ASSETS	$203,229,719
INVESTOR CLASS:
Net Assets	$194,081,714
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	194,080,208
Net Asset Value (offering and redemption price per share)	$1.00
SERVICE CLASS:
Net Assets	$9,148,005
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	9,147,930
Net Asset Value (offering and redemption price per share)	$1.00

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Interest	$130,237	(a)
Expenses	(58,098	)(a)(b)
TOTAL INVESTMENT INCOME	72,139
EXPENSES:
Management services fees	756,762
Administration fees	56,084
Transfer agency fees	222,287
Administrative services fees	177,124
Registration and filing fees	57,729
Fund accounting fees	10,000
Trustee fees	3,563
Compliance services fees	1,590
Service fees	9,413
Audit fees	103,900
Other fees	66,283
Total Gross Expenses before reductions	1,464,735
Less Expenses reduced by the Advisor	(1,440,469)
TOTAL NET EXPENSES	24,266
NET INVESTMENT INCOME	47,873
REALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	3,219	(a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$51,092

(a)	Allocated from Government Cash Management Portfolio.
(b)	For the year ended December 31, 2021, the Advisor to the Government Cash Management Portfolio waived fees, of which $234,281 was allocated to the Government Money Market ProFund on a pro-rated basis.

See accompanying notes to the financial statements.

Financial Statements :: Government Money Market ProFund :: 9

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income	$47,873	$352,353
Net realized gains (losses) on investments	3,219	2,327
Change in net assets resulting from operations	51,092	354,680
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions
Investor Class	(44,300)	(350,025)
Service Class	(2,023)	(2,320)
Change in net assets resulting from distributions	(46,323)	(352,345)
CAPITAL TRANSACTIONS:
Proceeds from shares issued
Investor Class	3,633,566,774	4,492,277,770
Service Class	61,280,585	94,151,558
Distributions reinvested
Investor Class	39,632	336,839
Service Class	1,876	2,320
Value of shares redeemed
Investor Class	(3,663,943,541)	(4,545,935,226)
Service Class	(61,771,682)	(92,953,045)
Change in net assets resulting from capital transactions	(30,826,356)	(52,119,784)
Change in net assets	(30,821,587)	(52,117,449)
NET ASSETS:
Beginning of period	234,051,306	286,168,755
End of period	$203,229,719	$234,051,306
SHARE TRANSACTIONS:
Issued
Investor Class	3,633,566,774	4,492,275,851
Service Class	61,280,585	94,151,558
Reinvested
Investor Class	39,632	336,839
Service Class	1,876	2,320
Redeemed
Investor Class	(3,663,943,541)	(4,545,935,226)
Service Class	(61,771,682)	(92,953,045)
Change in shares	(30,826,356)	(52,121,703)

See accompanying notes to the financial statements.

10 :: Government Money Market ProFund :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities						Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income(a)(b)		Net Realized Gains (Losses) on Investments(b)		Total from Investment Activities		Net Investment Income		Net Realized Gains on Investments		Total Distributions
Government Money Market ProFund
Investor Class
Year Ended December 31, 2021	$1.000	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended December 31, 2020	$1.000	0.001		—	(d)	0.001		(0.001)		—		(0.001)
Year Ended December 31, 2019	$1.000	0.013		—	(d)	0.013		(0.013)		—		(0.013)
Year Ended December 31, 2018	$1.000	0.009		—	(d)	0.009		(0.009)		—	(d)	(0.009)
Year Ended December 31, 2017	$1.000	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Service Class
Year Ended December 31, 2021	$1.000	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended December 31, 2020	$1.000	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended December 31, 2019	$1.000	0.003		—	(d)	0.003		(0.003)		—		(0.003)
Year Ended December 31, 2018	$1.000	0.002		—	(d)	0.002		(0.002)		—	(d)	(0.002)
Year Ended December 31, 2017	$1.000	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

		Ratios to Average Net Assets				Supplemental Data
Net Asset Value, End of Period	Total Return	Gross Expenses(b)(c)	Net Expenses(b)		Net Investment Income(b)	Net Assets, End of Period (000's)

$1.000	0.02%	0.70%	0.04	%(e)	0.02%	$194,082
$1.000	0.14%	0.84%	0.34	%(e)	0.14%	$224,414
$1.000	1.25%	0.98%	0.98%		1.26%	$277,733
$1.000	0.86%	1.01%	1.01%		0.87%	$460,210
$1.000	0.02%	0.96%	0.90%		0.02%	$386,955

$1.000	0.02%	0.70%	0.04	%(e)	0.02%	$9,148
$1.000	0.02%	1.24%	0.41	%(e)	0.02%	$9,637
$1.000	0.31%	1.98%	1.98%		0.32%	$8,436
$1.000	0.20%	1.64%	1.64%		0.20%	$14,517
$1.000	0.02%	0.96%	0.90%		0.02%	$13,037

(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	Per share amounts and percentages include the applicable allocation from the Government Cash Management Portfolio.
(c)	For the periods ended December 31, 2021, December 31, 2020, December 31, 2019, December 31, 2018, and December 31, 2017, the Advisor to the Government Cash Management Portfolio waived fees which were allocated to the Government Money Market ProFund on a pro-rata basis. If included, the corresponding impact to the gross expense ratio would be an increase of 0.11%, 0.06%, 0.07%, 0.04%, and 0.03%, respectively.
(d)	Amount is less than $0.0005.
(e)	The expense ratio for the period reflects the deduction of certain expenses to maintain a certain minimum net yield.

See accompanying notes to the financial statements.

Notes to Financial Statements

12 :: Government Money Market ProFund :: Notes to Financial Statements :: December 31, 2021

1. Organization

ProFunds (the "Trust") consists of 116 separate investment portfolios and is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act") and thus follows accounting and reporting guidance for investment companies. On December 10, 2020, the Trust's Board of Trustees approved an agreement and plan of reorganization and termination pursuant to which Access One Trust would reorganize into a corresponding newly created series within ProFunds (an affiliated trust). That transaction occurred on April 26, 2021. The Trust is organized as a Delaware statutory trust and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. The accompanying financial statements relate to the Government Money Market ProFund, (the "ProFund"). The ProFund has two classes of shares: the Investor Class and Service Class. The ProFund is a feeder fund in a master-feeder fund structure and seeks to achieve its objective by investing all of its investable assets in the Government Cash Management Portfolio (the "Portfolio"), an open-end management investment company that is advised by DWS Investment Management Americas, Inc. ("DIMA") and has the same investment objective as the ProFund. As of December 31, 2021, the percentage of the Portfolio's interests owned by the ProFund was 0.6%. The financial statements of the Portfolio, including its schedule of portfolio investments, are included in this report and should be read in conjunction with the ProFund's financial statements.

Each class of shares has identical rights and privileges except with respect to fees paid under the Distribution and Shareholder Services Plan and voting rights on matters affecting a single class of shares.

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust and ProFund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the ProFund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the ProFund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Investment Valuation

The ProFund records its investments in the Portfolio at fair value, which represents its proportionate ownership of the value of the Portfolio's net assets. The valuation techniques used to determine fair value are further described in Note 3. The Portfolio's Notes to Financial Statements included elsewhere in this report provide information about the Portfolio's valuation policy and its period-end security valuations.

Investment Transactions and Related Income

The ProFund records daily its proportionate share of the Portfolio's income, expenses, and realized gains and losses. In addition, the ProFund accrues its own expenses.

Allocations

Expenses directly attributable to the ProFund are charged to the ProFund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliate, are allocated among the respective funds in the Trust and/or affiliate based upon relative net assets or another reasonable basis.

The investment income, expenses (other than class specific expenses charged to a class) and realized gains and losses on investments of the ProFund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized gains and losses are incurred.

Distributions to Shareholders

The ProFund declares distributions from net investment income daily and pays the dividends on a monthly basis. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, distribution reclassification), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes

The ProFund intends to continue to qualify each year as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFund intends to make timely distributions in order to avoid tax liability. Accordingly, no provision for federal income taxes is required in the financial statements. The ProFund has a calendar tax year end.

Management of the ProFund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken and the ProFund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

3. Investment Valuation Summary

The valuation techniques employed by the ProFund, described below, maximize the use of observable inputs and minimize the

December 31, 2021 :: Notes to Financial Statements :: Government Money Market ProFund :: 13

use of unobservable inputs in determining fair value. The inputs used for valuing the ProFund's investments are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical assets

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the ProFund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

As of December 31, 2021, the ProFund's $193,891,588 investment in the Portfolio, which is a registered investment company, is based on Level 2 inputs due to the ProFund's master-feeder structure. There were no Level 1 or Level 3 investments held by the ProFund during the year ended December 31, 2021.

4. Fees and Transactions with Affiliates and Other Parties

ProFund Advisors LLC (the "Advisor") serves as the investment advisor of the ProFund for an annual fee equal to 0.35% of the average daily net assets of the ProFund, although no fee is payable under the agreement unless the master-feeder relationship with the Portfolio is terminated and the Advisor directly invests the assets of the ProFund. DIMA is the investment advisor to the Portfolio in which the ProFund invests its assets.

Citi Fund Services Ohio, Inc. ("Citi") acts as the Trust's administrator (the "Administrator"). For its services as Administrator, the Trust pays Citi an annual fee based on the Trust's aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.05%, and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust's compliance program.

FIS Investor Services LLC ("FIS") acts as the Trust's transfer agent. For these services, the Trust pays FIS a base fee, account and service charges, and reimbursement of certain expenses.

ProFunds Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of the Advisor, serves as the Trust's distributor. Under a Distribution and Shareholder Services Plan, adopted by the Trust's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, the ProFund may pay financial intermediaries such as broker-dealers, investment advisors and the Distributor up to 1.00%, on an annualized basis, of the average daily net assets attributable to Service Class shares as compensation for service and distribution-related activities and/or shareholder services with respect to Service Class shares.

The Distribution and Service Fees were suspended effective January 1, 2021 throughout the remainder of the year ended December 31, 2021. If the ProFund had paid an amount equal to 1.00% of the average daily net assets attributable to Service Class shares for the entire period, the Distribution and Service Fees would have been $93,885 for the year ended December 31, 2021. All or a portion of the Distribution and Services Fees may be reinstated at any time.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFund. For these services, the ProFund pays the Advisor a fee at the annual rate of 0.35% of its average daily net assets for providing feeder fund management and administrative services to the ProFund.

The Advisor, pursuant to a separate Services Agreement, performs certain services related to the operation and maintenance of a shareholder trading platform. For these services, the Trust pays the Advisor a monthly base fee as reflected on the Statement of Operations as "Service fees".

The ProFund pays fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services as reflected on the Statement of Operations as "Administrative services fees".

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Except as noted below with respect to the Trust's Chief Compliance Officer, such Officers and Trustee receive no compensation from the ProFund for serving in their respective roles. The Trust, together with affiliated Trusts, pays each Independent Trustee compensation for his services at the annual rate of $185,000. Independent Trustees also receive $10,000 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $3,000 for attending each telephonic meeting. Effective July 1, 2021, Independent Trustee compensation increased to an annual rate of $325,000 per Trustee, inclusive of all meetings. During the year ended December 31, 2021, actual Trustee compensation was $834,000 in aggregate from the Trust and affiliated trusts. There are certain employees of the Advisor, such as the Trust's Chief Compliance Officer and staff who administer the Trust's compliance program, in which the ProFund reimburses the Advisor for their related compensation and certain other expenses incurred as reflected on the Statement of Operations as "Compliance services fees".

The Advisor has contractually agreed to waive management services fees, and if necessary, reimburse certain other expenses of the ProFund for the periods below in order to limit the annual operating expenses (exclusive of brokerage costs, interest, taxes, litigation, indemnification, and extraordinary expenses) as follows:

	For the Period May 1, 2021 through April 30, 2022		For the Period May 1, 2020 through April 30, 2021
	Investor Class	Service Class	Investor Class	Service Class
Government Money Market ProFund	0.98%	1.98%	0.98%	1.98%

14 :: Government Money Market ProFund :: Notes to Financial Statements :: December 31, 2021

The Advisor has also contractually agreed to waive management services fees, and if necessary, reimburse certain other expenses of the ProFund through April 30, 2022 to the extent necessary to maintain a certain minimum net yield as determined by the Advisor. The Advisor has contractually undertaken to waive its fees and/or reimburse certain expenses to maintain the minimum yield floor limit at 0.02% through April 30, 2022.

The Advisor may recoup the management services fees contractually waived or limited and other expenses reimbursed by it within three years from the expense limit period and minimum yield limit period in which they were taken. Such recoupment shall be made monthly, but only to the extent that such recoupment would not cause the net yield of each Class of the ProFund to fall below the highest previously determined minimum yield and such recoupment would not cause annualized operating expenses to exceed the expense limit in effect at the time of the waiver, and the expense limit in effect at the time of the recoupment. Any amounts recouped by the Advisor during the period are reflected on the Statement of Operations as "Recoupment of prior expenses reduced by the Advisor". As of December 31, 2021, the recoupments that may potentially be made by the ProFund are as follows:

	Expires 4/30/23	Expires 4/30/24	Expires 4/30/25	Total
Government Money Market ProFund	$204,782	$1,712,162	$837,631	$2,754,575

5. Investment Risks

The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund. The risks are presented in an order intended to facilitate readability, and their order does not imply that the realization of one risk is likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus (COVID-19)), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such as natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objective which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund's investment advisor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on the Fund's performance, resulting in losses to your investment.

Risk that Current Assumptions and Expectations Could Become Outdated As a Result of Global Economic Shocks

The onset of the novel coronavirus (COVID-19) has caused significant shocks to global financial markets and economies, with many governments taking extreme actions to slow and contain the spread of COVID-19. These actions have had, and likely will continue to have, a severe economic impact on global economies as economic activity in some instances has essentially ceased. Financial markets across the globe are experiencing severe distress at least equal to what was experienced during the global financial crisis in 2008. In March 2020, U.S. equity markets entered a bear market in the fastest such move in the history of U.S. financial markets. During much of 2020, the unemployment rate in the U.S. was extremely high by historical standards. It is not possible to predict when unemployment and market conditions will return to more normal levels. The global economic shocks being experienced as of the date hereof may cause the underlying assumptions and expectations of the Fund to quickly become outdated or inaccurate, resulting in significant losses.

December 31, 2021 :: Notes to Financial Statements :: Government Money Market ProFund :: 15

6. Federal Income Tax Information

The tax character of dividends paid to shareholders during the applicable tax years ended, as noted below, were as follows:

	Ordinary Income	Total Distributions Paid
December 31, 2021
Government Money Market ProFund	$47,673	$47,673
December 31, 2020
Government Money Market ProFund	$352,353	$352,353

As of the most recent tax year ended December 31, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Total Unrealized Appreciation (Depreciation)	Accumulated Earnings (Deficit)
Government Money Market ProFund	$200	$—	$—	$(295)	$—	$(95)

As of the tax year ended December 31, 2021, the ProFund had net capital loss carryforwards ("CLCFs") as summarized in the table below:

No Expiration Date
Government Money Market ProFund	$295

Unused limitations accumulate and increase limited CLCFs available for use in offsetting net capital gains. The Board does not intend to authorize a distribution of any realized gain for the ProFund until any applicable CLCF has been offset or utilized.

7. Subsequent Events

The ProFund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that have a material impact on the ProFund's financial statements.

16 :: Government Money Market ProFund :: Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ProFunds and Shareholders of Government Money Market ProFund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Government Money Market ProFund (one of the funds constituting ProFunds, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the Accounting Agent for the Master Fund. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
March 1, 2022

We have served as the auditor of one or more investment companies in ProFunds and ProShares Trust group since 1997.

December 31, 2021 :: Board Approval of Investment Advisory Agreement (unaudited) :: Government Money Market ProFund :: 17

At a meeting held on September 13-14, 2021, the Board of Trustees (the "Board") of ProFunds (the "Trust") considered the annual renewal of the Investment Advisory Agreement (the "Advisory Agreement") between ProFund Advisors LLC (the "Advisor") and the Trust on behalf of the Government Money Market ProFund (the "Fund").

The Board did not identify any particular information that was most relevant to its consideration to approve the continuation of the Advisory Agreement and each Trustee may have afforded different weight to the various factors. The Board received a memorandum from independent legal counsel to the Independent Trustees regarding the Board's fiduciary responsibilities under state and federal law with respect to the Board's considerations of the renewal or approval of investment advisory agreements. The Independent Trustees were advised by their independent legal counsel throughout the process, including about the legal standards applicable to their review.

The Independent Trustees met in executive session to discuss and evaluate the information provided by the Advisor and the independent consultant, as well as that of a separate independent consultant retained to review profitability.

The Board noted that the Fund is a feeder fund that invests all its shares in a master fund that is advised by a third party investment adviser. The Trustees noted that the contractual amount of the fee is 0.35% of the Fund's average annual daily net assets, but that the Advisor does not collect this fee for so long as the Fund is a feeder fund that invests in shares of a master fund. The Board also noted that the Fund pays the Advisor a Management Services fee of 0.35% of the Fund's average annual daily net assets, all of which the Advisor has waived. The Board noted that the Advisor has contractually agreed to reduce Fund expenses to retain a certain minimum floor yield limit as well as to reimburse advisory and management services fees that exceed 0.98% for Investor Class and 1.98% for Service Class through April 30, 2022. In response to a request from the Independent Trustees, the Advisor provided information for the Board to consider relating to the continuation of the Advisory Agreement in light of the structure of the Fund.

The Board considered that the Advisor has the requisite portfolio management skills to manage the Fund if necessary and considered the reasonableness of the fee should the Advisor begin to provide services under the Advisory Agreement. In assessing the reasonableness of the fee, the Board considered the nature of the services described in the Advisory Agreement, and fees charged by comparable money market funds.

In its deliberations, the Board also considered the Advisor's non-advisory services, including those performed under a separate Management Services Agreement. The Board considered any indirect, or "fall-out," benefits that the Advisor or its affiliates derived from their relationship to the Fund but concluded that such benefits were relatively insignificant. The Board considered that ProFund Distributors, Inc. ("PDI"), a wholly-owned subsidiary of the Advisor, earns fees from the Fund for providing services under a Distribution and Shareholder Services Plan.

In addition to the information provided and discussions that occurred at the meeting, the Board regularly considers matters bearing on the Fund and its investment advisory, administration and distribution arrangements including the Fund's investment results and performance data, at their regular meetings throughout the year. The Board's conclusions may take into account their consideration for the relevant arrangements during the course of the year and in prior years.

Based on, but not limited to, the above considerations and determinations, the Board, including all of the Independent Trustees, determined that the Advisory Agreement for the Fund is fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rates to be paid, the Advisor's expenses, the feeder fund structure of the Fund, and such other matters as the Board considered relevant in the exercise of its business judgement. Accordingly, the Board concluded that the continuation of the Advisory Agreement and the continued investment by the Fund into the master portfolio was in the best interests of the shareholders of the Fund. On this basis, the Board unanimously voted in favor of the renewal of the Advisory Agreement.

18 :: Government Money Market ProFund :: Trustees and Executive Officers (unaudited)

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Operational Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

William D. Fertig c/o ProFunds Trust 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present).	ProFunds (116); ProShares Trust (123)	Context Capital

Russell S. Reynolds, III c/o ProFunds Trust 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	RSR Partners, Inc. (Executive Recruitment and Corporate Governance Consulting): Managing Director (February 1993 to present).	ProFunds (116); ProShares Trust (123)	RSR Partners, Inc.

Michael C. Wachs c/o ProFunds Trust 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	Linden Lane Capital Partners LLC (Real Estate Investment and Development): Managing Principal (2010 to present).	ProFunds (116); ProShares Trust (123)	NAIOP (the Commercial Real Estate Development Association)

Interested Trustee

Michael L. Sapir** 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).	ProFunds (116); ProShares Trust (123)

*	The "Fund Complex" consists of all operational registered investment companies under the 1940 Act that are advised by ProFund Advisors LLC and any operational registered investment companies that have an investment adviser that is an affiliated person of ProFund Advisors LLC. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this report are excluded from these figures.

**	Mr. Sapir is an "interested person," as defined by the 1940 Act, because of his ownership interest in the Advisor.

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Executive Officers

Todd B. Johnson 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Advisor and ProShare Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present).

Victor M. Frye, Esq. 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and ProShare Advisors LLC (December 2004 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present); Chief Compliance Officer of ProFunds Distributors, Inc. (July 2015 to present).

Richard F. Morris 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present	General Counsel of the Advisor, ProShare Advisors, and ProShare Capital Management LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present); Partner at Morgan Lewis & Bockius, LLP (October 2012 to November 2015).

Christopher E. Sabato 4400 Easton Commons, Suite 200 Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2007 to present)

The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 888-776-3637.

Government Cash Management Portfolio

20 :: Government Cash Management Portfolio :: Investment Portfolio :: as of December 31, 2021

Investment Portfolio

Government & Agency Obligations 60.1%

U.S. Government Sponsored Agencies 22.1%

	Principal Amount	Value
Federal Farm Credit Bank:
SOFR + 0.07%, 0.12%(a), 8/11/2022	$152,975,000	$152,979,718
SOFR + 0.08%, 0.13%(a), 3/10/2022	70,000,000	70,000,000
Federal Home Loan Bank:
0.044%(b), 1/5/2022	1,335,000,000	1,334,993,614
0.046%(b), 1/14/2022	190,000,000	189,996,912
0.051%(b), 2/2/2022	25,000,000	24,998,939
SOFR + 0.005%, 0.055%(a), 3/11/2022	500,000,000	500,000,000
SOFR + 0.005%, 0.055%(a), 3/14/2022	538,500,000	538,500,000
SOFR + 0.01%, 0.06%(a), 1/13/2022	235,000,000	235,000,000
SOFR + 0.01%, 0.06%(a), 3/25/2022	45,000,000	45,000,000
SOFR + 0.01%, 0.06%(a), 8/1/2022	440,000,000	440,000,000
SOFR + 0.01%, 0.06%(a), 8/15/2022	175,000,000	175,000,000
SOFR + 0.01%, 0.06%(a), 9/8/2022	585,000,000	585,000,000
SOFR + 0.01%, 0.06%(a), 9/30/2022	310,000,000	310,000,000
SOFR + 0.01%, 0.06%(a), 10/7/2022	578,000,000	578,000,000
SOFR + 0.01%, 0.06%(a), 11/4/2022	221,500,000	221,500,000
SOFR + 0.015%, 0.065%(a), 4/11/2022	100,000,000	100,000,000
SOFR + 0.015%, 0.065%(a), 6/23/2022	350,000,000	350,000,000
0.071%(b), 5/25/2022	75,000,000	74,979,000
SOFR + 0.03%, 0.08%(a), 1/13/2023	360,000,000	360,000,000
0.13%(b), 6/8/2022	210,000,000	209,882,025
SOFR + 0.12%, 0.17%(a), 2/28/2022	150,000,000	150,000,000
Federal Home Loan Mortgage Corp.:
SOFR + 0.07%, 0.12%(a), 2/25/2022	450,000,000	450,000,000
SOFR + 0.095%, 0.145%(a), 8/19/2022	207,000,000	207,000,000
SOFR + 0.19%, 0.24%(a), 6/2/2022	40,000,000	40,000,000
Federal National Mortgage Association,
SOFR + 0.30%, 0.35%(a), 1/7/2022	80,000,000	80,000,000
		7,422,830,208
U.S. Treasury Obligations 38.0%
U.S. Treasury Bills:
0.03%(b), 2/10/2022	15,000,000	14,999,500
0.041%(b), 1/6/2022	930,350,000	930,344,810
0.051%(b), 1/13/2022	2,340,850,000	2,340,810,983
0.051%(b), 2/17/2022	1,000,000,000	999,934,720
0.051%(b), 3/17/2022	95,280,000	95,270,075
0.051%(b), 3/31/2022	789,000,000	788,902,469
0.052%(b), 1/6/2022	22,500,000	22,499,854
0.056%(b), 1/4/2022	948,000,000	947,995,651
0.056%(b), 1/20/2022	950,000,000	949,972,421
0.056%(b), 3/3/2022	565,000,000	564,947,343
0.056%(b), 3/10/2022	415,000,000	414,956,885
0.081%(b), 8/11/2022	881,250,000	880,815,249
0.088%(b), 6/2/2022	10,000,000	9,996,327
0.107%(b), 6/9/2022	940,000,000	939,564,072
0.243%(b), 12/1/2022	1,180,000,000	1,177,372,529
U.S. Treasury Floating Rate Notes:
3-month U.S. Treasury Bill Money Market Yield + 0.055%, 0.14%(a), 7/31/2022	400,000,000	400,121,450
3-month U.S. Treasury Bill Money Market Yield + 0.114%, 0.199%(a), 4/30/2022	1,133,500,000	1,133,824,502
3-month U.S. Treasury Bill Money Market Yield + 0.154%, 0.239%(a), 1/31/2022	176,000,000	176,021,407
		12,788,350,247
Total Government & Agency Obligations (Cost $20,211,180,455)		20,211,180,455

Repurchase Agreements 39.9%
BNP Paribas, 0.05%, dated 12/31/2021, to be repurchased at $60,000,250 on 1/3/2022(c)	60,000,000	60,000,000
Citigroup Global Markets, Inc., 0.05%, dated 12/31/2021, to be repurchased at $20,800,087 on 1/3/2022(d)	20,800,000	20,800,000
Federal Reserve Bank of New York, 0.05%, dated 12/31/2021, to be repurchased at $12,800,053,333 on 1/3/2022(e)	12,800,000,000	12,800,000,000
Fixed Income Clearing Corp., 0.01%, dated 12/31/2021, to be repurchased at $116,600,097 on 1/3/2022(f)	116,600,000	116,600,000
HSBC Securities, Inc., 0.05%, dated 12/31/2021, to be repurchased at $90,100,375 on 1/3/2022(g)	90,100,000	90,100,000
JPMorgan Securities, Inc, 0.05%, dated 12/31/2021, to be repurchased at $200,000,833 on 1/3/2022(h)	200,000,000	200,000,000
Merrill Lynch & Co., Inc., 0.05%, dated 12/31/2021, to be repurchased at $150,000,625 on 1/3/2022(i)	150,000,000	150,000,000
Total Repurchase Agreements (Cost $13,437,500,000)		13,437,500,000

	% of Net Assets	Value
Total Investment Portfolio (Cost $33,648,680,455)	100.0	33,648,680,455
Other Assets and Liabilities, Net	0.0	184,852
Net Assets	100.0	$33,648,865,307

(a)	Floating rate security. These securities are shown at their current rate as of December 31, 2021.
(b)	Annualized yield at time of purchase; not a coupon rate.

The accompanying notes are an integral part of the financial statements.

as of December 31, 2021 :: Investment Portfolio :: Government Cash Management Portfolio :: 21

(c)  Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
1,000	U.S. Treasury Bills	Zero Coupon	1/11/2022–12/1/2022	1,000
60,165,900	U.S. Treasury Notes	1.5–2.125	7/31/2022–12/31/2022	61,197,438
1,200	U.S. Treasury Inflation-Indexed Bonds	0.125	7/15/2022	1,480
100	U.S. Cash Management Bills	Zero Coupon	3/22/2022	100
Total Collateral Value				61,200,018

(d)  Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
8,380,500	U.S. Treasury Bills	Zero Coupon	2/15/2022–3/1/2022	8,379,996
12,542,400	U.S. Treasury Bonds	1.875–2.375	2/15/2051–8/15/2051	12,836,101
Total Collateral Value				21,216,097

(e)  Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
12,528,065,700	U.S. Treasury Notes	0.125–2.0	3/31/2023–11/15/2026	12,800,053,403

(f)  Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
102,991,100	U.S. Treasury Inflation-Indexed Bonds	0.125	4/15/2022	118,932,047

(g)  Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
95,913,547	U.S. Treasury STRIPS	Zero Coupon	11/15/2023–11/15/2028	91,902,000

(h)  Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
206,950,600	U.S. Treasury Notes	0.25–2.0	6/15/2024–6/30/2024	203,996,845
2,600	U.S. Treasury Bonds	3.125–5.5	8/15/2028–2/15/2042	3,162
Total Collateral Value				204,000,007

(i)  Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
145,752,834	Government National Mortgage Association	1.0–6.0	3/20/2027–12/20/2051	153,000,000

SOFR: Secured Overnight Financing Rate

STRIPS: Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Portfolio are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The accompanying notes are an integral part of the financial statements.

22 :: Government Cash Management Portfolio :: Investment Portfolio :: as of December 31, 2021

The following is a summary of the inputs used as of December 31, 2021 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities(a)	$—	$20,211,180,455	$—	$20,211,180,455
Repurchase Agreements	$—	$13,437,500,000	$—	$13,437,500,000
Total	$—	$33,648,680,455	$—	$33,648,680,455

(a)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Financial Statements :: Government Cash Management Portfolio :: 23

Statement of Assets and Liabilities as of December 31, 2021

ASSETS:
Investments in non-affiliated securities, valued at amortized cost	$20,211,180,455
Repurchase agreements, valued at amortized cost	13,437,500,000
Cash	78,726
Interest receivable	975,099
Other assets	621,316
TOTAL ASSETS	33,650,355,596
LIABILITIES:
Accrued investment advisory fee	100,908
Accrued Trustees' fees	279,495
Other accrued expenses and payables	1,109,886
TOTAL LIABILITIES	1,490,289
NET ASSETS, AT VALUE	$33,648,865,307

Statement of Operations For the Year Ended December 31, 2021

INVESTMENT INCOME:
Income:
Interest	$15,544,526
EXPENSES:
Management fee	25,253,382
Administration fee	7,930,294
Custodian fee	242,721
Professional fees	374,589
Reports to shareholders	34,153
Trustees' fees and expenses	833,902
Other	916,884
Total expenses before expense reductions	35,585,925
Expense reductions	(28,939,728)
TOTAL EXPENSES AFTER EXPENSE REDUCTIONS	6,646,197
NET INVESTMENT INCOME	8,898,329
Net realized gain (loss) from investments	217,749
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,116,078

The accompanying notes are an integral part of the financial statements.

24 :: Government Cash Management Portfolio :: Financial Statements

Statements of Changes in Net Assets

	Years Ended December 31, 2021	Years Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$8,898,329	$86,147,167
Net realized gain (loss)	217,749	202,122
Net increase (decrease) in net assets resulting from operations	9,116,078	86,349,289
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Proceeds from capital invested	93,706,698,612	82,358,268,912
Value of capital withdrawn	(86,189,439,789)	(75,212,997,203)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	7,517,258,823	7,145,271,709
INCREASE (DECREASE) IN NET ASSETS	7,526,374,901	7,231,620,998
Net assets at beginning of period	26,122,490,406	18,890,869,408
Net assets at end of period	$33,648,865,307	$26,122,490,406

The accompanying notes are an integral part of the financial statements.

Financial Highlights :: Government Cash Management Portfolio :: 25

	For the year ended Dec. 31, 2021		For the year ended Dec. 31, 2020		For the year ended Dec. 31, 2019		For the year ended Dec. 31, 2018		For the year ended Dec. 31, 2017
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)	33,649		26,122		18,891		15,720		17,172
Ratio of expenses before expense reductions (%)	.13		.13		.14		.14		.14
Ratio of expenses after expense reductions (%)	.03		.07		.07		.10		.11
Ratio of net investment income (%)	.03		.36		2.13		1.76		.83
Total Return (%)(a)	.03	(b)	.41	(c)	2.17	(c)	1.78	(c)	.81	(c)

(a)	Total return would have been lower had certain expenses not been reduced.
(b)	Total return for the Portfolio was derived from the performance of DWS Government Money Market Series.
(c)	Total return for the Portfolio was derived from the performance of DWS Government Cash Reserves Fund Institutional.

The accompanying notes are an integral part of the financial statements.

26 :: Government Cash Management Portfolio :: Notes to Financial Statements :: December 31, 2021

A. Organization and Significant Accounting Policies

Government Cash Management Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a New York trust.

The Portfolio is a master fund; A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. The Portfolio may have several feeder funds, including affiliated DWS feeder funds and unaffiliated feeder funds, with a significant ownership percentage of the Portfolio's net assets. Investment activities of these feeder funds could have a material impact on the Portfolio. As of December 31, 2021, DWS Government Cash Management Fund and DWS Government Money Market Series owned approximately 1% and 98%, respectively, of the Portfolio.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Portfolio qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Portfolio are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Repurchase Agreements

The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Portfolio, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated sub-custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claims on the collateral may be subject to legal proceedings.

As of December 31, 2021, the Portfolio held repurchase agreements with a gross value of $13,437,500,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Portfolio's Investment Portfolio.

Federal Income Taxes

The Portfolio is considered a Partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

It is intended that the Portfolio's assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

At December 31, 2021, Government Cash Management Portfolio had an aggregate cost of investments for federal income tax purposes of $33,648,680,455.

The Portfolio has reviewed the tax positions for the open tax years as of December 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Contingencies

In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet

December 31, 2021 :: Notes to Financial Statements :: Government Cash Management Portfolio :: 27

been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other

Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

The Portfolio makes an allocation of its net investment income and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio.

B. Fees and Transactions with Affiliates

Management Agreement

Under the Investment Management Agreement with DWS Investment Management Americas, Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA ("DWS Group"), the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio.

Under the Investment Management Agreement with the Advisor, the Portfolio pays a monthly management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $3.0 billion of the Portfolio's average daily net assets	.1200%
Next $4.5 billion of such net assets	.1025%
Over $7.5 billion of such net assets	.0900%

Accordingly, for the year ended December 31, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.096% of the Portfolio's average daily net assets.

For the period from January 1, 2021 through December 8, 2021, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.08% of the Portfolio's average daily net assets.

Effective December 9, 2021 through December 31, 2021, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.10% of the Portfolio's average daily net assets. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

In addition, the Advisor has agreed to voluntarily waive additional expenses. This voluntary waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain expenses of the Portfolio.

For the year ended December 31, 2021, fees waived and/or expenses reimbursed are $28,939,728.

Administration Fee

Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio paid the Advisor an annual fee ("Administration Fee") of 0.03% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2021, the Administration Fee was $7,930,294, of which $849,354 is unpaid.

Other Service Fees

Under an agreement with the Portfolio, DIMA is compensated for providing regulatory filing services to the Portfolio. For the year ended December 31, 2021, the amount charged to the Portfolio by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $800, of which $251 is unpaid.

Trustees' Fees and Expenses

The Portfolio paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

C. Line of Credit

The Portfolio and other affiliated funds (the "Participants") share in a $350 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement. The Portfolio had no outstanding loans at December 31, 2021.

D. Money Market Fund Investments and Yield

Rising interest rates could cause the value of the Portfolio's investments — and therefore its share price as well — to decline. Conversely, any decline in interest rates is likely to cause the Portfolio's yield to decline, and during periods of unusually low interest rates, the Portfolio's yield may approach zero. A low interest rate environment may prevent the Portfolio from

28 :: Government Cash Management Portfolio :: Notes to Financial Statements :: December 31, 2021

providing a positive yield or paying Portfolio expenses out of current income and, at times, could impair the Portfolio's ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Money market funds try to minimize this risk by purchasing short-term securities.

If there is an insufficient supply of U.S. government securities to meet investor demand, it could result in lower yields on such securities and increase interest rate risk for the fund.

E. Other – COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Portfolio and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Portfolio and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Portfolio and reflect the consequences as appropriate in the Portfolio's accounting and financial reporting.

Report of Independent Registered Public Accounting Firm :: Government Cash Management Portfolio :: 29

To the Board of Trustees and Holders of Beneficial Interest in Government Cash Management Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Government Cash Management Portfolio (the "Portfolio"), including the investment portfolio, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the years ended December 31, 2017 and December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 21, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of the Portfolio's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts
February 24, 2022

P.O. Box 182800
Columbus, OH 43218-2800

ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800
Columbus, OH 43218-2800

Phone Numbers

For Individual Investors Only: 888-776-3637 or 614-470-8122
Institutions and Financial Professionals Only: 888-776-5717 Or: 240-497-6552
Fax Number: (800) 782-4797
Website Address: ProFunds.com

This report is submitted for the general information of the shareholders of the ProFunds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, please call toll-free 888-776-5717.

A description of the policies and procedures that the ProFunds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 888-776-3637; and on the Securities and Exchange Commission's website at sec.gov. Information regarding how the ProFund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available. (i) without change by calling toll-free 888-776-3637; (ii) on the ProFunds' website at ProFunds.com; and (iii) on the Commission's website at sec.gov.

The ProFund discloses on the Adviser's website that it invests substantially all of its assets in the Portfolio and includes a link to the latest available listing of holdings in the Portfolio. In addition, the ProFund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The ProFund's Form N-MFP filings will be available on the SEC's website, and the Adviser's website will contain a link to such filings.

PRO1221

Annual Report

DECEMBER 31, 2021

ProFunds VP

Access VP High Yield

Asia 30

Banks

Basic Materials

Bear

Biotechnology

Bull

Consumer Goods

Consumer Services

Dow 30

Emerging Markets

Europe 30

Falling U.S. Dollar

Financials

Government Money Market

Health Care

Industrials

International

Internet

Japan

Large-Cap Growth

Large-Cap Value

Mid-Cap

Mid-Cap Growth

Mid-Cap Value

Nasdaq-100

Oil & Gas

Pharmaceuticals

Precious Metals

Real Estate

Rising Rates Opportunity

Semiconductor

Short Dow 30

Short Emerging Markets

Short International

Short Mid-Cap

Short Nasdaq-100

Short Small-Cap

Small-Cap

Small-Cap Growth

Small-Cap Value

Technology

Telecommunications

UltraBull

UltraMid-Cap

UltraNasdaq-100

UltraShort Dow 30

UltraShort Nasdaq-100

UltraSmall-Cap

U.S. Government Plus

Utilities

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the ProFunds’ VP website at ProFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as banks & insurance companies).

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account that you invest in through your financial intermediary.

Table of Contents

1	Message from the Chairman
3	Management Discussion of Fund Performance
7	Financial Statements and Financial Highlights
8	ProFund Access VP High Yield
13	ProFund VP Asia 30
18	ProFund VP Banks
24	ProFund VP Basic Materials
29	ProFund VP Bear
34	ProFund VP Biotechnology
40	ProFund VP Bull
52	ProFund VP Consumer Goods
58	ProFund VP Consumer Services
65	ProFund VP Dow 30
70	ProFund VP Emerging Markets
76	ProFund VP Europe 30
82	ProFund VP Falling U.S. Dollar
87	ProFund VP Financials
95	ProFund VP Government Money Market
100	ProFund VP Health Care
107	ProFund VP Industrials
115	ProFund VP International
120	ProFund VP Internet
126	ProFund VP Japan
131	ProFund VP Large-Cap Growth
139	ProFund VP Large-Cap Value
149	ProFund VP Mid-Cap
154	ProFund VP Mid-Cap Growth
162	ProFund VP Mid-Cap Value
171	ProFund VP Nasdaq-100
178	ProFund VP Oil & Gas
184	ProFund VP Pharmaceuticals
190	ProFund VP Precious Metals
195	ProFund VP Real Estate
201	ProFund VP Rising Rates Opportunity
206	ProFund VP Semiconductor
212	ProFund VP Short Dow 30
217	ProFund VP Short Emerging Markets
222	ProFund VP Short International
227	ProFund VP Short Mid-Cap
232	ProFund VP Short Nasdaq-100
237	ProFund VP Short Small-Cap
242	ProFund VP Small-Cap
270	ProFund VP Small-Cap Growth
280	ProFund VP Small-Cap Value
292	ProFund VP Technology
299	ProFund VP Telecommunications
305	ProFund VP UltraBull
317	ProFund VP UltraMid-Cap
328	ProFund VP UltraNasdaq-100
335	ProFund VP UltraShort Dow 30
340	ProFund VP UltraShort Nasdaq-100
345	ProFund VP UltraSmall-Cap
374	ProFund VP U.S. Government Plus
379	ProFund VP Utilities
385	Notes to Financial Statements
417	Report of Independent Registered Public Accounting Firm
418	Additional Tax Information
420	Board Approval of Investment Advisory Agreement
426	Expense Examples
429	Trustees and Officers

This Page Intentionally Left Blank

Message from the Chairman

Dear Shareholder:

As communities and economies around the world address the continuously evolving impacts of the pandemic, I would like to reaffirm ProFunds’ commitment to providing you, our investors, with products and services to help you meet your investment objectives. ProFunds remains focused on ensuring the effective management of our funds for investors. I am pleased to provide you with this ProFunds VP annual report to shareholders for the 12 months ending December 31, 2021.

Equity Markets Post Big Gains Despite Headwinds

The U.S. equity market generally offered strong returns for the year, despite brief setbacks, particularly in late November and December. The S&P 500® recorded more than 50 all-time-high closings for the year, second only to 1995. Equity markets generally shrugged off events like new variants of COVID-19 (and the prospect of a resumption of restrictions on travel and social activities), supply chain issues, inflation spikes, and legislative difficulties passing the Build Back Better spending plan, any of which may have had a more significant impact on market performance in previous years.

The stock market’s strong performance over the year can be largely attributed to a resilient economic recovery boosted by widespread vaccination, ongoing stimulus from the Federal Reserve, Congress’s $1.9 trillion coronavirus aid package, and robust corporate earnings. Uncertainty increased later in the year amid surging inflation, higher interest rates, ongoing supply chain challenges (especially before the crucial holiday shopping season), and the emergence of Omicron – a new COVID-19 variant. Inflation recorded a 6.8% annual rate in November, according to the Bureau of Labor Statistics, with prices rising significantly on consumer items such as housing, food, gasoline, and new and used vehicles.

Due to rising inflation, investors kept a close watch on the U.S. Federal Reserve Bank during 2021. By late December, the Fed announced that interest rates would remain in a range of 0 to 0.25%. However, the Fed stated that it would complete the tapering of its monthly stimulus earlier than previously indicated. The moves were in response to rising inflation (Fed Chairman Powell stopped using the word "transitory" in November to describe the current inflation) and the robust labor market of late 2021.

Reflecting the performance of equities during the 12-month period, U.S. large-cap stocks returned 28.7%, as measured by the S&P 500, and 21.0%, according to the Dow Jones Industrial Average® . The Dow’s® top-performing sectors were oil and gas at 54.4%, technology at 37.2%, and financials with 32.3% returns. The worst performer was telecommunications, which fell 8.7%. The S&P MidCap 400® gained 24.8%, and the tech-heavy Nasdaq-100 Index® returned 27.5%.

International Equity Performance Varied Significantly by Region

Developed markets outside North America returned 11.3% for the year, as measured by the MSCI EAFE Index® . The

1

MSCI Europe Index® rose 16.3%, with financials and technology the best-performing sectors, and the Nikkei Total Return Index declined 4.7%. In the developing world, the S&P/BNY Mellon Emerging Markets 50 ADR Index retreated 16.6%, and the S&P/BNY Mellon Latin America 35 ADR Index fell 1.1%.

ProFunds VP Trust’s U.S. Equity Strategies Post Strong Results

ProFunds’ index-based mutual funds offer many advantages, such as diverse market exposures, a transparent investment process, efficient fund management, and high daily correlation to their indexes. Overall market appreciation and inflows during the period led to a 12% increase in ProFunds VP assets under management. Mid-cap and large-cap stocks experienced the largest percentage increase.

During the period, the Access VP High Yield Fund was reorganized from the former Access One Trust into ProFund. We are confident this change should benefit investors by increasing the efficiency with which we can manage the fund. The name of the fund changed from the Access VP High Yield Fund to the ProFund Access VP High Yield. This change was seamless for investors, requiring no action on their part, and neither the fund’s objective nor its investments changed as a result.

No matter what direction the market takes in these rapidly changing times, ProFunds VP mutual funds offer an extensive lineup of strategies designed to meet investor goals, help manage risk, and potentially enhance returns. We appreciate the trust and confidence you have placed in ProFunds, and we look forward to continuing to serve your investing needs.

Sincerely,

Michael L. Sapir

Chairman of the Board of Trustees

2

Management Discussion of Fund Performance

4 :: Management Discussion of Fund Performance

Investment Strategies and Techniques:

Each ProFund VP (each, a "Fund" and, collectively, the "Funds") is a series of ProFunds (the "Trust"). Each Fund (except the Classic ProFunds VP1, the Sector ProFunds VP1, ProFund VP Falling U.S. Dollar and ProFund VP Government Money Market) is a "geared" fund (the "Geared Funds") in the sense that each is designed to seek daily investment results, before fees and expenses, that correspond to the inverse (-1x), a multiple (i.e., 1.25x or 2x), or an inverse multiple (i.e., -1.25x or -2x) of the daily performance of a benchmark for a single day, not for any other period.

Each of the Classic ProFunds VP, the Sector ProFunds VP and ProFund VP Falling U.S. Dollar seek investments results, before fees and expenses, that correspond to the performance of a benchmark. ProFund VP Government Money Market seeks a high level of current income consistent with liquidity and preservation of capital.

Each Geared Fund seeks investment results for a single day only, as measured from the time the Geared Fund calculates its net asset value ("NAV") to the time of the Geared Fund's next NAV calculation, and not for longer periods. The return for a period longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from the stated leveraged, inverse, or inverse leveraged multiple times the return of the benchmark for that period. During periods of higher market volatility, the volatility of a Geared Fund's benchmark may affect the return as much as or more than the return of the benchmark.

ProFund Advisors LLC (the "Advisor"), uses a passive approach in seeking to achieve the investment objective of each Fund. Using this approach, the Advisor determines the type, quantity and mix of investment positions that a Fund should hold to approximate the daily performance of its benchmark.

The Advisor does not invest the assets of the Funds in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company nor does it conduct conventional research or analysis, forecast market movements, trends or market conditions, or take defensive positions in managing Fund assets.

The Funds, other than certain Classic ProFunds VP and certain Sector ProFunds VP, make significant use of investment techniques that may be considered aggressive, including the use of swap agreements, futures contracts, forward contracts, and similar instruments ("derivatives"). These investment techniques may be considered aggressive and Funds using these techniques are exposed to risks different from, or possibly greater than, the risks associated with investing directly in securities, including one or more of the following: counterparty risk (i.e., the risk that a counterparty is unable or unwilling to make timely payments) on the amount the Fund expects to receive from a derivatives counterparty, liquidity risk (i.e., the ability of a Fund to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor) and increased correlation risk (i.e., the Fund's ability to achieve a high degree of correlation with its benchmark). If a counterparty becomes bankrupt, or otherwise fails to perform its obligations, the value of an investment in the Fund may decline. With respect to swaps and forward contracts, the Funds have sought to mitigate these risks by generally requiring derivatives counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owes the Fund, subject to certain minimum thresholds. The Funds typically only enter into derivatives with counterparties that are major, global financial institutions. Any costs associated with using derivatives may also have the effect of lowering the Fund's return.

Factors that Materially Affected the Performance of Each Fund during the Fiscal Year Ended December 31, 20212:

Primary factors affecting Fund performance, before fees and expenses, include the following: the total return of the securities and derivatives held by the Funds, including the performance of the reference assets to which any derivatives are linked, financing rates paid or earned by the Fund (including those included in the total return of derivatives contracts); the types of derivative contracts used by the Funds and their correlation to the relevant benchmark or asset; fees, expenses, and transaction costs; other miscellaneous factors; and in the case of the Geared Funds, the volatility of the Fund's benchmark (and its impact on compounding).

●	Benchmark Performance: The performance of each Fund's benchmark and, in turn, the factors and market conditions affecting that benchmark are generally the principal factors driving Fund performance.[3]

●	Compounding of Daily Returns and Volatility: Each Geared Fund seeks to provide a multiple (i.e., 1.25x or 2x), the inverse (i.e.,-1x) or an inverse multiple (i.e., -1.25x or -2x) of its benchmark return for a single day only. For longer periods, performance may be greater than or less than the one-day multiple times the benchmark return. This is due to the effects of compounding, which exists in all investments, but has a more significant impact on Geared Funds. In general, during periods of higher benchmark volatility, compounding will cause Fund Performance for periods longer than a single day to be more or less than the multiple of the return of the benchmark. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower benchmark volatility (particularly when combined with large higher benchmark returns), Fund returns over longer periods can be higher than the multiple of the return of the benchmark. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) period of time; b) financing rates associated with the use of derivatives; c) other Fund expenses; d) interest and dividends paid with respect to the securities in the benchmark; e) the benchmark's volatility; and f) the benchmark's performance. Longer holding periods, higher benchmark volatility, inverse exposure and/or greater leverage each exacerbates the impact of compounding on a Fund's performance. During periods of higher benchmark volatility, the volatility of a benchmark may affect a Fund's return as much as or more than the return of its benchmark.

[1]	ProFunds VP included as Classic ProFunds VP and Sector ProFunds VP are listed in Note 1 of the Notes to Financial Statements.
[2]	Past performance is not a guarantee of future results.
[3]	Unlike the Funds, indexes that may serve as benchmarks for the Funds do not actually hold a portfolio of securities and/or financial instruments. Indexes do not incur fees, expenses and transaction costs. Fees, expenses and transaction costs incurred by the Funds negatively impact the performance of the Funds relative to their benchmark. Performance for each Fund will generally differ from the performance of the Fund's benchmark index.

Management Discussion of Fund Performance :: 5

Daily volatility for the U.S. equity markets increased from a year ago. The annual volatility for the S&P 500 for the year ended December 31, 2021, was 13.10%, which was lower than the prior year's volatility of 34.69%. The volatility of each Geared Fund benchmark is shown below.

Index	1 yr Vol.
ProFunds Asia 30 Index®	34.78%
Dow Jones U.S. SemiconductorsSM Index	30.89%
Dow Jones U.S. Oil & GasSM Index	29.38%
Dow Jones Precious MetalsSM Index	29.27%
S&P/BNY Mellon Emerging 50 ADR Index (USD)	24.49%
Dow Jones U.S. BanksSM Index	24.07%
S&P SmallCap 600® Value Index	23.04%
Dow Jones Internet CompositeSM Index	22.32%
Russell 2000® Index	21.98%
S&P SmallCap 600® Growth Index	20.88%
Dow Jones U.S. TechnologySM Index	20.55%
S&P MidCap 400® Value Index	19.41%
Dow Jones U.S. Basic MaterialsSM Index	19.05%
Nasdaq-100® Index	18.57%
Nikkei 225 Stock Average	18.57%
S&P MidCap 400® Growth Index	17.96%
S&P MidCap 400®	17.93%
Ryan Labs Returns Treasury Yield Curve 30 Year Index	16.66%
S&P 500® Growth Index	16.51%
Dow Jones U.S. BiotechnologySM Index	16.13%
Dow Jones U.S. FinancialsSM Index	16.00%
ProFunds Europe 30 Index®	15.48%
Dow Jones U.S. Consumer GoodsSM Index	15.24%
Dow Jones U.S. IndustrialsSM Index	15.15%
Dow Jones U.S. UtilitiesSM Index	14.83%
Dow Jones U.S. Real EstateSM Index	14.54%
Dow Jones U.S. Consumer ServicesSM Index	14.53%
S&P 500® Value Index	13.12%
S&P 500®	13.10%
Dow Jones U.S. Select TelecommunicationsSM Index	12.99%
Dow Jones U.S. Select PharmaceuticalsSM Index	12.85%
Dow Jones Industrial Average®	12.42%
Dow Jones U.S. Health CareSM Index	11.93%
MSCI EAFE Index®	11.62%
U.S. Dollar Index	5.05%

●	Financing Rates Associated with Swap Agreements and Forward Contracts: The performance of Funds that use swap agreements and forward contacts was impacted by financing costs associated with such derivatives. Financing rates are negotiated between the Funds and their counterparties, and are typically set at the one-week/one-month London Interbank Offered Rate ("LIBOR") plus or minus a negotiated spread. The one-week LIBOR decreased from 0.10% to .08% and the one-month LIBOR decreased from 0.14% to .10% during the fiscal year. Each Fund with long exposure to its benchmark generally was negatively affected by financing rates. Conversely, each Fund with short/inverse exposure generally benefited from financing rates. In certain market environments, LIBOR adjusted by the spread may result in a Fund with short/inverse exposure also being negatively affected by financing rates.

●	Stock Dividends and Bond Yields: The performance of Funds that provide long or leveraged exposure was positively impacted by capturing the dividend or income yield of the underlying assets to which they have exposure. The performance of Funds that provide an inverse or leveraged inverse exposure was negatively impacted by virtue of effectively having to pay out the dividend or income yield (or a multiple thereof, as applicable) associated with the assets to which they have short exposure.

●	Fees, Expenses and Transaction Costs: Fees and expenses are listed in the financial statements of each Fund, and may generally be higher and thus have a more negative impact on performance than the fees and expenses of many traditional index-based funds. For Geared Funds, daily repositioning of each Fund's portfolio to maintain exposure consistent with its investment objective, high levels of shareholder purchase and redemption activity, and use of leverage may lead to commensurate increases in portfolio transactions and transaction costs which negatively impact the daily NAV of each Fund. Transaction costs are not reflected in the Funds' expense ratio. Transaction costs are generally higher for Geared Funds, Funds whose benchmarks are more volatile than other funds' benchmarks, and Funds that hold or have exposure to assets that are comparatively less liquid than those held by other funds.

●	Miscellaneous Factors: Each Fund holds a mix of securities and/or derivatives that is designed to provide returns that

6 :: Management Discussion of Fund Performance

correspond to the performance of its investment objective. Certain Funds may obtain exposure to only a representative sample of the securities of their benchmark and may not have investment exposure to all securities of the benchmark or may have weightings that are different from that of its benchmark. Certain Funds may also obtain exposure to securities not contained in the relevant benchmark or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the benchmark.

In addition, certain Funds invested in swap agreements based on exchange-traded funds ("ETFs") that are designed to track the performance of the Fund's benchmark. Because the closing price of an ETF may not perfectly track the performance of its benchmark, there are deviations between the return of a swap whose reference asset is an ETF and the return of a swap based directly on the Fund's benchmark. Thus, the performance of a Fund investing significantly in swap agreements based on an ETF had less correlation with its benchmark than a Fund investing in swap agreements based directly on the Fund's benchmark.

Financial Statements and Financial Highlights

8 :: ProFund Access VP High Yield :: Management Discussion of Fund Performance

The Access VP High Yield Fund (the "Fund") seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity. However, the Fund does not seek to match the daily returns of a specific benchmark. For the year ended December 31, 2021, the Fund had a total return of 0.27%%. For the same period, the Markit iBoxx $ Liquid High Yield Index, a widely used measure of high yield market performance, had a total return of 4.48%%1. The total return for the 5-year U.S. Treasury Note was -2.82%2.

The Fund is designed to maintain exposure to the high yield market, regardless of market conditions. This means the Fund does not adopt defensive positions in anticipation of an adverse market climate. The Fund seeks to achieve its high yield exposure primarily through credit default swaps (CDS) and 5-year treasury exposure but may also invest in high yield debt instruments (commonly referred to as junk bonds), other debt, money market instruments, total return swap agreements and futures contracts.

During the year ended December 31, 2021, the Fund invested in credit default swap agreements and futures contracts as a substitute for investing directly in high yield bonds. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into credit default swap agreements that were centrally cleared. In a centrally cleared swap agreement, the clearing organization takes on the credit risk of all parties involved in the trade, and in effect, guarantees each party's obligation under the contract. As a result, each party involved in a centrally cleared contract only faces the clearing organization. There can be no assurance, however, that the clearing organization, or its members, will satisfy its obligations to the Fund.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund Access VP High Yield from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund Access VP High Yield	0.27%	3.25%	5.11%
Markit iBoxx $ Liquid High Yield Index	4.48%	5.60%	5.91%

Expense Ratios**

Fund	Gross	Net
ProFund Access VP High Yield	1.87%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
U.S. Treasury Obligation	45%
Futures Contracts	19%
Credit Default Swap Agreements	75%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The Access VP High Yield Fund primarily invests in non-equity securities, which may include: credit default swap agreements, utures contracts, repurchase agreements, U.S. Government and money market securities.

Industry Exposure

% of Market Exposure (CDS)
Consumer, Cyclical	28%
Consumer, Non-cyclical	16%
Communications	12%
Financial	11%
Energy	9%
Industrials	7%
Basic Materials	6%
Utilities	6%
Technology	5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the Index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	The 5-year U.S. Treasury Note reflects both price return and yield components. It does not reflect the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investments in high yield bonds or in investments linked to the high yield market are subject to greater volatility and greater credit risks than investing in U.S. Treasuries. U.S. Treasury instruments are guaranteed by the U.S. government as to the timely payment of principal and interest, if held to maturity. Both the principal and yield of a mutual fund will fluctuate with changes in market conditions.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund Access VP High Yield :: 9

Schedule of Portfolio Investments :: December 31, 2021

U.S. Treasury Obligations (44.7%)

	Principal Amount	Value
U.S. Treasury Notes, 1.25%, 11/30/26	$6,850,000	$6,851,605
TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,872,386)		6,851,605

Repurchase Agreements(a) (49.3%)
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $7,560,000	7,560,000	7,560,000
TOTAL REPURCHASE AGREEMENTS (Cost $7,560,000)		7,560,000
TOTAL INVESTMENT SECURITIES (Cost $14,432,386)—94.0%		14,411,605
Net other assets (liabilities)—6.0%		913,430
NET ASSETS—100.0%		$15,325,035

(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
5-Year US Treasury Note Futures Contracts	24	4/1/22	$2,901,188	$(2,978)

Centrally Cleared Swap Agreements

Credit Default Swap Agreements—Sell Protection(a)

Underlying Instrument	Payment Frequency	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2021(b)	Notional Amount(c)	Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin
CDX North America High Yield Index Swap Agreement; Series 37	Daily	5.00%	12/20/26	2.92%	$11,500,000	$1,052,731	$1,097,609	$(44,878)	$6,926

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount the Fund could be required pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See accompanying notes to financial statements.

10 :: ProFund Access VP High Yield :: Financial Statements

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$14,432,386
Securities, at value	6,851,605
Repurchase agreements, at value	7,560,000
Total Investment Securities, at value	14,411,605
Cash	3,244
Segregated cash balances for futures contracts with brokers	24,420
Segregated cash balances for credit default swap agreements with brokers	932,279
Interest receivable	7,527
Receivable for capital shares issued	16,219
Variation margin on credit default swap agreements	6,926
Prepaid expenses	87
TOTAL ASSETS	15,402,307

LIABILITIES:
Payable for capital shares redeemed	19,196
Variation margin on futures contracts	563
Advisory fees payable	24,568
Management services fees payable	3,276
Administration fees payable	800
Administrative services fees payable	7,419
Distribution fees payable	7,938
Transfer agency fees payable	1,357
Fund accounting fees payable	442
Compliance services fees payable	72
Other accrued expenses	11,641
TOTAL LIABILITIES	77,272
NET ASSETS	$15,325,035

NET ASSETS CONSIST OF:
Capital	$17,387,809
Total distributable earnings (loss)	(2,062,774)
NET ASSETS	$15,325,035
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	578,075
Net Asset Value (offering and redemption price per share)	$26.51

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Interest	$70,020

EXPENSES:
Advisory fees	132,435
Management services fees	17,658
Administration fees	13,792
Transfer agency fees	10,943
Administrative services fees	43,943
Distribution fees	44,145
Custody fees	2,720
Fund accounting fees	7,332
Trustee fees	298
Compliance services fees	108
Other fees	12,856
Recoupment of prior expenses reduced by the Advisor	18,232
Total Gross Expenses before reductions	304,462
Expenses reduced and reimbursed by the Advisor	(7,808)
TOTAL NET EXPENSES	296,654
NET INVESTMENT INCOME (LOSS)	(226,634)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(301,775)
Net realized gains (losses) on futures contracts	(32,309)
Net realized gains (losses) on swap agreements	1,316,483
Change in net unrealized appreciation/depreciation on investment securities	(56,709)
Change in net unrealized appreciation/depreciation on futures contracts	(6,309)
Change in net unrealized appreciation/depreciation on swap agreements	(735,664)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	183,717
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(42,917)

See accompanying notes to financial statements.

Financial Statements :: ProFund Access VP High Yield :: 11

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(226,634)	$(231,011)
Net realized gains (losses) on investments	982,399	(191,529)
Change in net unrealized appreciation/depreciation on investments	(798,682)	(46,749)
Change in net assets resulting from operations	(42,917)	(469,289)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(490,299)	(842,012)
Change in net assets resulting from distributions	(490,299)	(842,012)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	30,924,436	62,693,306
Distributions reinvested	490,299	842,012
Value of shares redeemed	(35,479,084)	(74,339,134)
Change in net assets resulting from capital transactions	(4,064,349)	(10,803,816)
Change in net assets	(4,597,565)	(12,115,117)

NET ASSETS:
Beginning of period	19,922,600	32,037,717
End of period	$15,325,035	$19,922,600

SHARE TRANSACTIONS:
Issued	1,157,931	2,384,127
Reinvested	18,614	33,789
Redeemed	(1,333,589)	(2,798,588)
Change in shares	(157,044)	(380,672)

See accompanying notes to financial statements.

12 :: ProFund Access VP High Yield :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019		Dec. 31, 2018		Dec. 31, 2017
Net Asset Value, Beginning of Period	$27.10	$28.71	$26.74		$28.25		$29.12

Investment Activities:
Net investment income (loss)(a)	(0.34)	(0.31)	0.06		0.16		(0.10)
Net realized and unrealized gains (losses) on investments	0.41	0.16 (b)	3.21		(0.33)		1.47
Total income (loss) from investment activities	0.07	(0.15)	3.27		(0.17)		1.37

Distributions to Shareholders From:
Net investment income	—	—	(0.06)		(0.16)		—
In excess of net investment income	(0.66)	(1.46)	(1.24)		(0.37)		(1.11)
Net realized gains on investments	—	—	—		(0.60)		(1.13)
Return of capital	—	—	—		(0.21)		—
Total distributions	(0.66)	(1.46)	(1.30)		(1.34)		(2.24)

Net Asset Value, End of Period	$26.51	$27.10	$28.71		$26.74		$28.25

Total Return	0.27%	0.06%	12.43%		(0.61	)%(c)	4.79%

Ratios to Average Net Assets:
Gross expenses	1.72%	1.87%	1.73%		1.72%		1.71%
Net expenses	1.68%	1.68%	1.70	%(d)	1.66	%(c)	1.68%
Net investment income (loss)	(1.28)%	(1.16)%	0.23%		0.58	%(c)	(0.34)%

Supplemental Data:
Net assets, end of period (000's)	$15,325	$19,923	$32,038		$16,054		$25,713
Portfolio turnover rate(e)	1,351%	1,447%	1,459%		1,539%		1,407%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(c)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.67% and 0.57%, respectively, and the total return would have been (0.62)%.
(d)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Asia 30 :: 13

ProFund VP Asia 30 (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Asia 30 Index® (the “Index”). For the year ended December 31, 2021, the Fund had a price return of -18.52%. For the same period, the Index had a total return of -19.08%1 and a volatility of 34.78%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on Nasdaq as depositary receipts or ordinary shares and meet certain liquidity requirements. The component companies in the Index are the 30 most liquid companies based upon their U.S. dollar-traded volume. Their relative weights are determined using a modified market capitalization method. The Index is reconstituted annually. The Index is expressed in U.S. dollar terms and as such should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Asia 30 from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Asia 30	-18.52%	8.58%	6.04%
ProFunds Asia 30 Index®	-19.08%	8.23%	5.91%
MSCI AC Asia Pacific Free Excluding Japan Index	-2.90%	10.81%	7.71%

Expense Ratios**

Fund	Gross	Net
ProFund VP Asia 30	1.71%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	11.9%
BHP Billiton, Ltd.	6.3%
Infosys Technologies, Ltd.	5.3%
Alibaba Group Holding, Ltd.	5.2%
HDFC Bank, Ltd.	5.1%

ProFunds Asia 30® Index – Composition

Industry Breakdown	% of Index
Information Technology	23%
Consumer Discretionary	23%
Communication Services	20%
Financials	18%
Materials	6%
Health Care	4%
Industrials	3%
Real Estate	3%

Country Composition
China	58%
India	15%
Taiwan	12%
Singapore	7%
Australia	6%
Hong Kong	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table DO NOT reflect the theoretical reinvestment of dividends on securities in the Index nor the impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

[3]	The MSCI AC Asia Pacific Free Excluding Japan Index is a capitalization weighted index generally representative of the performance of the Asia Pacific region excluding the country of Japan. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transactions costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

14 :: ProFund VP Asia 30 :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (99.2%)

	Shares	Value
360 DigiTech, Inc.ADR (Consumer Finance)	25,099	$575,520
Alibaba Group Holding, Ltd.*ADR (Internet & Direct Marketing Retail)	9,638	1,144,897
Baidu, Inc.*ADR (Interactive Media & Services)	4,953	736,957
Beigene, Ltd.*ADR (Biotechnology)	2,008	544,028
BHP Billiton, Ltd.ADR(a) (Metals & Mining)	22,757	1,373,385
Bilibili, Inc.*ADR(a) (Entertainment)	8,902	413,053
Daqo New Energy Corp.*ADR (Semiconductors & Semiconductor Equipment)	8,099	326,552
Futu Holdings, Ltd.*ADR (Capital Markets)	9,170	397,061
GDS Holdings, Ltd.*ADR (IT Services)	9,772	460,848
HDFC Bank, Ltd.ADR (Banks)	17,067	1,110,550
ICICI Bank, Ltd.ADR (Banks)	46,651	923,223
Infosys Technologies, Ltd.ADR (IT Services)	46,048	1,165,475
iQIYI, Inc.*ADR (Entertainment)	61,710	281,398
JD.com, Inc.*ADR (Internet & Direct Marketing Retail)	9,170	642,542
JinkoSolar Holding Co., Ltd.*ADR(a) (Semiconductors & Semiconductor Equipment)	10,508	482,947
JOYY, Inc.ADR (Interactive Media & Services)	10,040	456,117
KE Holdings, Inc.*ADR (Real Estate Management & Development)	30,587	615,410
Li Auto, Inc.*ADR (Automobiles)	20,816	668,194
Lufax Holding, Ltd.*ADR (Consumer Finance)	89,085	501,549
NetEase, Inc.ADR (Entertainment)	9,103	926,502
NIO, Inc.*ADR (Automobiles)	22,957	727,278
Pinduoduo, Inc.*ADR (Internet & Direct Marketing Retail)	7,898	460,453
Sea, Ltd.*ADR (Entertainment)	4,752	1,063,070
Taiwan Semiconductor Manufacturing Co., Ltd.ADR (Semiconductors & Semiconductor Equipment)	21,619	2,600,982
TAL Education Group*ADR (Diversified Consumer Services)	132,389	520,289
Tencent Music Entertainment Group*ADR (Entertainment)	74,695	511,661
Up Fintech Holding, Ltd.*ADR(a) (Capital Markets)	68,738	337,504
XPeng, Inc.*ADR (Automobiles)	15,126	761,291
Zai Lab, Ltd.*ADR (Biotechnology)	6,158	387,030
ZTO Express Cayman, Inc.ADR (Air Freight & Logistics)	22,221	627,077
TOTAL COMMON STOCKS (Cost $15,173,890)		21,742,843

Repurchase Agreements(b) (1.3%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $278,000	$278,000	$278,000
TOTAL REPURCHASE AGREEMENTS (Cost $278,000)		278,000

Collateral for Securities Loaned(c) (8.3%)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares, 0.03%(d)	1,818,424	$1,818,424
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $1,818,424)		1,818,424
TOTAL INVESTMENT SECURITIES (Cost $17,270,314)—108.8%		23,839,267
Net other assets (liabilities)—(8.8)%		(1,932,231)
NET ASSETS—100.0%		$21,907,036

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $1,710,239.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Securities were purchased with cash collateral held from securities on loan at December 31, 2021.
(d)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2021.
ADR	American Depositary Receipt

ProFund VP Asia 30 invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Air Freight & Logistics	$627,077	2.9%
Automobiles	2,156,763	9.8%
Banks	2,033,773	9.2%
Biotechnology	931,058	4.3%
Capital Markets	734,565	3.4%
Consumer Finance	1,077,069	4.9%
Diversified Consumer Services	520,289	2.4%
Entertainment	3,195,684	14.6%
Interactive Media & Services	1,193,074	5.4%
Internet & Direct Marketing Retail	2,247,892	10.2%
IT Services	1,626,323	7.4%
Metals & Mining	1,373,385	6.3%
Real Estate Management & Development	615,410	2.8%
Semiconductors & Semiconductor Equipment	3,410,481	15.6%
Other**	164,193	0.8%
Total	$21,907,036	100.0%

ProFund VP Asia 30 invested in securities with exposure to the following countries as of December 31, 2021:

	Value	% of Net Assets
Australia	$1,373,385	6.3%
China	13,506,158	61.6%
India	3,199,248	14.5%
Singapore	1,063,070	4.9%
Taiwan	2,600,982	11.9%
Other**	164,193	0.8%
Total	$21,907,036	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Asia 30 :: 15

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$17,270,314
Securities, at value(a)	23,561,267
Repurchase agreements, at value	278,000
Total Investment Securities, at value	23,839,267
Cash	3,522
Dividends receivable	16,128
Receivable for capital shares issued	204,543
Prepaid expenses	232
TOTAL ASSETS	24,063,692

LIABILITIES:
Payable for collateral for securities loaned	1,818,424
Payable for capital shares redeemed	2,540
Payable for investments purchased	274,434
Advisory fees payable	15,963
Management services fees payable	2,128
Administration fees payable	1,295
Administrative services fees payable	8,728
Distribution fees payable	12,469
Transfer agency fees payable	2,281
Fund accounting fees payable	723
Compliance services fees payable	107
Other accrued expenses	17,564
TOTAL LIABILITIES	2,156,656
NET ASSETS	$21,907,036

NET ASSETS CONSIST OF:
Capital	$14,743,762
Total distributable earnings (loss)	7,163,274
NET ASSETS	$21,907,036
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	411,294
Net Asset Value (offering and redemption price per share)	$53.26

(a) Includes securities on loan valued at:	$1,710,239

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$475,188
Interest	2
Foreign tax withholding	(5,638)
Net income from securities lending	164,866
TOTAL INVESTMENT INCOME	634,418

EXPENSES:
Advisory fees	237,097
Management services fees	31,613
Administration fees	24,448
Transfer agency fees	19,609
Administrative services fees	65,985
Distribution fees	79,032
Custody fees	14,430
Fund accounting fees	13,270
Trustee fees	497
Compliance services fees	191
Other fees	24,022
Recoupment of prior expenses reduced by the Advisor	19,045
TOTAL NET EXPENSES	529,239
NET INVESTMENT INCOME (LOSS)	105,179

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,586,187
Change in net unrealized appreciation/depreciation on investment securities	(7,229,921)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(5,643,734)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,538,555)

See accompanying notes to financial statements.

16 :: ProFund VP Asia 30 :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$105,179	$(43,383)
Net realized gains (losses) on investments	1,586,187	4,545,593
Change in net unrealized appreciation/depreciation on investments	(7,229,921)	3,066,891
Change in net assets resulting from operations	(5,538,555)	7,569,101

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(4,388,382)	(2,519,835)
Change in net assets resulting from distributions	(4,388,382)	(2,519,835)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	45,782,302	30,433,386
Distributions reinvested	4,388,382	2,519,835
Value of shares redeemed	(47,830,246)	(37,565,743)
Change in net assets resulting from capital transactions	2,340,438	(4,612,522)
Change in net assets	(7,586,499)	436,744

NET ASSETS:
Beginning of period	29,493,535	29,056,791
End of period	$21,907,036	$29,493,535

SHARE TRANSACTIONS:
Issued	616,849	480,489
Reinvested	65,294	38,110
Redeemed	(659,603)	(597,380)
Change in shares	22,540	(78,781)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Asia 30 :: 17

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31, 2021		Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Net Asset Value, Beginning of Period	$75.87		$62.15	$49.34	$60.88	$47.26

Investment Activities:
Net investment income (loss)(a)	0.24		(0.11)	0.39	0.11	0.21
Net realized and unrealized gains (losses) on investments	(12.05)		21.13	12.56	(11.37)	15.27
Total income (loss) from investment activities	(11.81)		21.02	12.95	(11.26)	15.48

Distributions to Shareholders From:
Net investment income	—		(0.72)	(0.14)	(0.28)	—
Net realized gains on investments	(10.80)		(6.58)	—	—	(1.86)
Total distributions	(10.80)		(7.30)	(0.14)	(0.28)	(1.86)

Net Asset Value, End of Period	$53.26		$75.87	$62.15	$49.34	$60.88

Total Return	(18.52	)%(b)	35.55%	26.31%	(18.59)%	32.87%

Ratios to Average Net Assets:
Gross expenses	1.68%		1.71%	1.72%	1.74%	1.70%
Net expenses	1.68%		1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.33%		(0.18)%	0.68%	0.19%	0.37%

Supplemental Data:
Net assets, end of period (000's)	$21,907		$29,494	$29,057	$19,796	$34,695
Portfolio turnover rate(c)	125%		130%	111%	87%	96%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	During the year ended December 31, 2021, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.34%.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

18 :: ProFund VP Banks :: Management Discussion of Fund Performance

ProFund VP Banks (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. BanksSM Index (the "Index"). For the year ended December 31, 2021, the Fund had a total return of 34.09%. For the same period, the Index had a total return of 36.28%1 and a volatility of 24.07%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the banking sector of the U.S. equity market. Component companies include, among others, regional and major U.S. domiciled banks engaged in a wide range of financial services, including retail banking, loans, and money transmissions.

During the year ended December 31, 2021, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Banks from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Banks	34.09%	8.47%	13.73%
Dow Jones U.S. BanksSM Index	36.28%	10.42%	15.78%
S&P 500®	28.71%	18.47%	16.55%

Expense Ratios**

Fund	Gross	Net
ProFund VP Banks	1.74%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	79%
Swap Agreements	21%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
JPMorgan Chase & Co.	21.2%
Bank of America Corp.	14.5%
Wells Fargo & Co.	8.7%
Citigroup, Inc.	5.4%
The PNC Financial Services Group, Inc.	3.8%

Dow Jones U.S. BanksSM Index – Composition

% of Index
Diversified Banks	68%
Regional Banks	32%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Banks :: 19

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (79.0%)

	Shares	Value
Bank of America Corp. (Banks)	24,471	$1,088,714
Bank OZK (Banks)	410	19,077
BOK Financial Corp. (Banks)	103	10,865
Citigroup, Inc. (Banks)	6,740	407,029
Citizens Financial Group, Inc. (Banks)	1,448	68,418
Comerica, Inc. (Banks)	445	38,715
Commerce Bancshares, Inc. (Banks)	378	25,984
Cullen/Frost Bankers, Inc. (Banks)	193	24,332
East West Bancorp, Inc. (Banks)	482	37,924
F.N.B. Corp. (Banks)	1,085	13,161
Fifth Third Bancorp (Banks)	2,323	101,167
First Citizens BancShares, Inc.— Class A (Banks)	24	19,916
First Financial Bankshares, Inc. (Banks)	435	22,115
First Horizon Corp. (Banks)	1,838	30,008
First Republic Bank (Banks)	608	125,558
Glacier Bancorp, Inc. (Banks)	368	20,866
Home BancShares, Inc. (Banks)	513	12,492
Huntington Bancshares, Inc. (Banks)	4,913	75,758
JPMorgan Chase & Co. (Banks)	10,044	1,590,466
KeyCorp (Banks)	3,162	73,137
M&T Bank Corp. (Banks)	437	67,114
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)	1,580	19,292
People's United Financial, Inc. (Banks)	1,455	25,928
Pinnacle Financial Partners, Inc. (Banks)	258	24,639
Popular, Inc. (Banks)	271	22,233
Prosperity Bancshares, Inc. (Banks)	313	22,630
Regions Financial Corp. (Banks)	3,240	70,632
Signature Bank (Banks)	206	66,635
SVB Financial Group* (Banks)	200	135,648
Synovus Financial Corp. (Banks)	494	23,648
TFS Financial Corp. (Thrifts & Mortgage Finance)	162	2,895
The PNC Financial Services Group, Inc. (Banks)	1,436	287,947
Truist Financial Corp. (Banks)	4,534	265,466
U.S. Bancorp (Banks)	4,583	257,427
UMB Financial Corp. (Banks)	146	15,492
Umpqua Holdings Corp. (Banks)	736	14,161
United Bankshares, Inc. (Banks)	462	16,761
Valley National Bancorp (Banks)	1,382	19,003
Webster Financial Corp. (Banks)	307	17,143
Wells Fargo & Co. (Banks)	13,543	649,793
Western Alliance Bancorp (Banks)	354	38,108
Wintrust Financial Corp. (Banks)	194	17,619
Zions Bancorp (Banks)	532	33,601
TOTAL COMMON STOCKS (Cost $1,732,973)		5,919,517

Repurchase Agreements(a) (1.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $85,000	$85,000	$85,000
TOTAL REPURCHASE AGREEMENTS (Cost $85,000)		85,000
TOTAL INVESTMENT SECURITIES (Cost $1,817,973) — 80.1%		6,004,517
Net other assets (liabilities) — 19.9%		1,495,796
NET ASSETS — 100.0%		$7,500,313

*	Non-income producing security.
(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Banks Index	Goldman Sachs International	1/24/22	0.68%	$1,558,398	$610

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

20 :: ProFund VP Banks :: Financial Statements

ProFund VP Banks invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Banks	$5,897,330	78.7%
Thrifts & Mortgage Finance	22,187	0.3%
Other**	1,580,796	21.0%
Total	$7,500,313	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Banks :: 21

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$1,817,973
Securities, at value	5,919,517
Repurchase agreements, at value	85,000
Total Investment Securities, at value	6,004,517
Cash	790
Segregated cash balances for swap agreements with custodian	30,000
Dividends receivable	7,060
Unrealized appreciation on swap agreements	610
Receivable for investments sold	1,497,278
Prepaid expenses	130
TOTAL ASSETS	7,540,385

LIABILITIES:
Payable for capital shares redeemed	20,937
Advisory fees payable	5,743
Management services fees payable	766
Administration fees payable	459
Administrative services fees payable	3,271
Distribution fees payable	3,381
Transfer agency fees payable	827
Fund accounting fees payable	266
Compliance services fees payable	34
Other accrued expenses	4,388
TOTAL LIABILITIES	40,072
NET ASSETS	$7,500,313

NET ASSETS CONSIST OF:
Capital	$8,012,656
Total distributable earnings (loss)	(512,343)
NET ASSETS	$7,500,313
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	237,094
Net Asset Value (offering and redemption price per share)	$31.63

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$192,702
Interest	2
Net income from securities lending	1
TOTAL INVESTMENT INCOME	192,705

EXPENSES:
Advisory fees	64,146
Management services fees	8,553
Administration fees	6,220
Transfer agency fees	5,198
Administrative services fees	24,159
Distribution fees	21,382
Custody fees	1,257
Fund accounting fees	3,638
Trustee fees	121
Compliance services fees	65
Other fees	8,280
Recoupment of prior expenses reduced by the Advisor	1,000
Total Gross Expenses before reductions	144,019
Expenses reduced and reimbursed by the Advisor	(332)
TOTAL NET EXPENSES	143,687
NET INVESTMENT INCOME (LOSS)	49,018

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	188,160
Net realized gains (losses) on swap agreements	103,616
Change in net unrealized appreciation/depreciation on investment securities	1,462,980
Change in net unrealized appreciation/depreciation on swap agreements	(255)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	1,754,501
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,803,519

See accompanying notes to financial statements.

22 :: ProFund VP Banks :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$49,018	$82,428
Net realized gains (losses) on investments	291,776	(7,095)
Change in net unrealized appreciation/depreciation on investments	1,462,725	(1,708,378)
Change in net assets resulting from operations	1,803,519	(1,633,045)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(82,428)	(92,909)
Change in net assets resulting from distributions	(82,428)	(92,909)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	42,197,240	18,733,923
Distributions reinvested	82,428	92,909
Value of shares redeemed	(41,323,046)	(21,610,921)
Change in net assets resulting from capital transactions	956,622	(2,784,089)
Change in net assets	2,677,713	(4,510,043)

NET ASSETS:
Beginning of period	4,822,600	9,332,643
End of period	$7,500,313	$4,822,600

SHARE TRANSACTIONS:
Issued	1,390,030	921,543
Reinvested	2,662	4,862
Redeemed	(1,358,451)	(1,048,260)
Change in shares	34,241	(121,855)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Banks :: 23

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$23.77	$28.74	$21.31	$26.03	$22.14

Investment Activities:
Net investment income (loss)(a)	0.17	0.36	0.31	0.15	0.08
Net realized and unrealized gains (losses) on investments	7.93	(4.85)	7.39	(4.79)	3.87
Total income (loss) from investment activities	8.10	(4.49)	7.70	(4.64)	3.95

Distributions to Shareholders From:
Net investment income	(0.24)	(0.48)	(0.27)	(0.08)	(0.06)

Net Asset Value, End of Period	$31.63	$23.77	$28.74	$21.31	$26.03

Total Return	34.09%	(15.21)%	36.43%	(17.90)%	17.92%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.74%	1.70%	1.71%	1.69%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.57%	1.74%	1.24%	0.57%	0.36%

Supplemental Data:
Net assets, end of period (000's)	$7,500	$4,823	$9,333	$6,539	$14,608
Portfolio turnover rate(b)	551%	478%	293%	324%	319%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

24 :: ProFund VP Basic Materials :: Management Discussion of Fund Performance

ProFund VP Basic Materials (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Basic MaterialsSM Index (the "Index"). For the year ended December 31, 2021, the Fund had a total return of 25.63%. For the same period, the Index had a total return of 27.78%1 and a volatility of 19.05%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the basic materials sector of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal.

During the year ended December 31, 2021, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Basic Materials from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Basic Materials	25.63%	11.77%	8.80%
Dow Jones U.S. Basic MaterialsSM Index	27.78%	13.68%	10.65%
S&P 500®	28.71%	18.47%	16.55%

Expense Ratios**

Fund	Gross	Net
ProFund VP Basic Materials	1.73%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Swap Agreements	1%
Total Exposure	101%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Linde PLC	19.3%
Air Products & Chemicals, Inc.	7.3%
Freeport-McMoRan, Inc.	6.7%
Ecolab, Inc.	6.4%
Newmont Corp.	5.4%

Dow Jones U.S. Basic MaterialsSM Index – Composition

% of Index
Chemicals	77%
Metals & Mining	23%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Basic Materials :: 25

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (99.5%)

	Shares	Value
Air Products & Chemicals, Inc. (Chemicals)	4,167	$1,267,851
Albemarle Corp. (Chemicals)	2,202	514,762
Alcoa Corp. (Metals & Mining)	3,522	209,841
Ashland Global Holdings, Inc. (Chemicals)	1,063	114,443
Axalta Coating Systems, Ltd.* (Chemicals)	4,042	133,871
Celanese Corp. (Chemicals)	2,049	344,355
CF Industries Holdings, Inc. (Chemicals)	4,038	285,810
Cleveland-Cliffs, Inc.* (Metals & Mining)	8,567	186,504
Commercial Metals Co. (Metals & Mining)	2,270	82,378
Corteva, Inc. (Chemicals)	13,722	648,776
Dow, Inc. (Chemicals)	13,923	789,713
DuPont de Nemours, Inc. (Chemicals)	9,753	787,847
Eastman Chemical Co. (Chemicals)	2,531	306,023
Ecolab, Inc. (Chemicals)	4,693	1,100,931
Element Solutions, Inc. (Chemicals)	4,100	99,548
FMC Corp. (Chemicals)	2,386	262,198
Freeport-McMoRan, Inc. (Metals & Mining)	27,644	1,153,585
Huntsman Corp. (Chemicals)	3,900	136,032
Ingevity Corp.* (Chemicals)	740	53,058
International Flavors & Fragrances, Inc. (Chemicals)	4,791	721,764
Linde PLC (Chemicals)	9,649	3,342,702
LyondellBasell Industries N.V. — Class A (Chemicals)	4,949	456,446
MP Materials Corp.* (Metals & Mining)	1,405	63,815
NewMarket Corp. (Chemicals)	130	44,554
Newmont Corp. (Metals & Mining)	15,011	930,983
Nucor Corp. (Metals & Mining)	5,381	614,241
Olin Corp. (Chemicals)	2,700	155,304
PPG Industries, Inc. (Chemicals)	4,469	770,634
Reliance Steel & Aluminum Co. (Metals & Mining)	1,179	191,257
Royal Gold, Inc. (Metals & Mining)	1,235	129,934
RPM International, Inc. (Chemicals)	2,442	246,642
Steel Dynamics, Inc. (Metals & Mining)	3,549	220,286
Sylvamo Corp.* (Paper & Forest Products)	664	18,519
The Chemours Co. (Chemicals)	3,068	102,962
The Mosaic Co. (Chemicals)	6,973	273,969
The Scotts Miracle-Gro Co. — Class A (Chemicals)	766	123,326
United States Steel Corp. (Metals & Mining)	5,088	121,145
Valvoline, Inc. (Chemicals)	3,403	126,898
Westlake Chemical Corp. (Chemicals)	625	60,706
TOTAL COMMON STOCKS (Cost $6,604,156)		17,193,613

Repurchase Agreements(a) (1.0%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $181,000	$181,000	$181,000
TOTAL REPURCHASE AGREEMENTS (Cost $181,000)		181,000
TOTAL INVESTMENT SECURITIES (Cost $6,785,156) — 100.5%		17,374,613
Net other assets (liabilities) — (0.5)%		(91,074)
NET ASSETS — 100.0%		$17,283,539

*	Non-income producing security.
(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Basic Materials Index	Goldman Sachs International	1/24/22	0.68%	$93,674	$7,105

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Basic Materials invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Chemicals	$13,271,125	76.8%
Metals & Mining	3,903,969	22.6%
Paper & Forest Products	18,519	0.1%
Other**	89,926	0.5%
Total	$17,283,539	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

26 :: ProFund VP Basic Materials :: Financial Statements

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$6,785,156
Securities, at value	17,193,613
Repurchase agreements, at value	181,000
Total Investment Securities, at value	17,374,613
Cash	243
Segregated cash balances for swap agreements with custodian	90,000
Dividends receivable	20,218
Unrealized appreciation on swap agreements	7,105
Prepaid expenses	224
TOTAL ASSETS	17,492,403

LIABILITIES:
Payable for capital shares redeemed	164,844
Advisory fees payable	13,241
Management services fees payable	1,765
Administration fees payable	993
Administrative services fees payable	8,221
Distribution fees payable	8,236
Transfer agency fees payable	1,634
Fund accounting fees payable	559
Compliance services fees payable	73
Other accrued expenses	9,298
TOTAL LIABILITIES	208,864
NET ASSETS	$17,283,539

NET ASSETS CONSIST OF:
Capital	$8,552,666
Total distributable earnings (loss)	8,730,873
NET ASSETS	$17,283,539
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	203,476
Net Asset Value (offering and redemption price per share)	$84.94

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$323,774
Interest	5
Net income from securities lending	6,244
TOTAL INVESTMENT INCOME	330,023

EXPENSES:
Advisory fees	133,153
Management services fees	17,754
Administration fees	13,277
Transfer agency fees	10,825
Administrative services fees	46,893
Distribution fees	44,384
Custody fees	2,647
Fund accounting fees	7,385
Trustee fees	291
Compliance services fees	133
Other fees	17,179
Recoupment of prior expenses reduced by the Advisor	4,343
TOTAL NET EXPENSES	298,264
NET INVESTMENT INCOME (LOSS)	31,759

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	113,393
Net realized gains (losses) on swap agreements	92,187
Change in net unrealized appreciation/depreciation on investment securities	2,934,300
Change in net unrealized appreciation/depreciation on swap agreements	2,128
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	3,142,008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,173,767

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Basic Materials :: 27

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$31,759	$60,934
Net realized gains (losses) on investments	205,580	561,553
Change in net unrealized appreciation/depreciation on investments	2,936,428	1,247,587
Change in net assets resulting from operations	3,173,767	1,870,074

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(550,093)	(949,400)
Change in net assets resulting from distributions	(550,093)	(949,400)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	31,694,090	18,333,702
Distributions reinvested	550,093	949,400
Value of shares redeemed	(34,000,418)	(15,671,527)
Change in net assets resulting from capital transactions	(1,756,235)	3,611,575
Change in net assets	867,439	4,532,249

NET ASSETS:
Beginning of period	16,416,100	11,883,851
End of period	$17,283,539	$16,416,100

SHARE TRANSACTIONS:
Issued	402,912	299,803
Reinvested	6,830	14,862
Redeemed	(442,935)	(261,657)
Change in shares	(33,193)	53,008

See accompanying notes to financial statements.

28 :: ProFund VP Basic Materials :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$69.36	$64.71	$56.94	$69.41	$56.66

Investment Activities:
Net investment income (loss)(a)	0.14	0.32	0.37	0.14	0.17
Net realized and unrealized gains (losses) on investments	17.52	9.87	9.53	(12.36)	12.84
Total income (loss) from investment activities	17.66	10.19	9.90	(12.22)	13.01

Distributions to Shareholders From:
Net investment income	(0.23)	(0.42)	(0.22)	(0.25)	(0.26)
Net realized gains on investments	(1.85)	(5.12)	(1.91)	—	—
Total distributions	(2.08)	(5.54)	(2.13)	(0.25)	(0.26)

Net Asset Value, End of Period	$84.94	$69.36	$64.71	$56.94	$69.41

Total Return	25.63%	16.49%	17.72%	(17.66)%	22.96%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.73%	1.71%	1.74%	1.69%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.18%	0.53%	0.60%	0.21%	0.27%

Supplemental Data:
Net assets, end of period (000's)	$17,284	$16,416	$11,884	$12,171	$33,707
Portfolio turnover rate(b)	134%	135%	58%	39%	127%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Bear :: 29

ProFund VP Bear (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the S&P 500® (the "Index") for a single day, not for any other period. A "single day" is measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possible even direction from the Fund's stated multiple (-1x) times the return of the Fund's Index for the same period. For periods longer than a single day, the Fund will lose money if the Index's performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2021, the Fund had a total return of -24.57%. For the same period, the Index had a total return of 28.71%1 and a volatility of 13.10%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, and financial viability. Reconstitution occurs both on a quarterly and ongoing basis.

During the year ended December 31, 2021, the Fund invested in swap agreements and futures contracts as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Bear from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Bear	-24.57%	-18.08%	-16.73%
S&P 500®	28.71%	18.47%	16.55%

Expense Ratios**

Fund	Gross	Net
ProFund VP Bear	1.79%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(99)%
Total Exposure	(99)%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Bear primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

S&P 500® – Composition

% of Index
Information Technology	28%
Health Care	13%
Consumer Discretionary	13%
Financials	11%
Communication Services	10%
Industrials	8%
Consumer Staples	6%
Real Estate	3%
Energy	3%
Materials	3%
Utilities	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

30 :: ProFund VP Bear :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2021

Repurchase Agreements(a)(b) (99.9%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $1,555,000	$1,555,000	$1,555,000
TOTAL REPURCHASE AGREEMENTS (Cost $1,555,000)		1,555,000
TOTAL INVESTMENT SECURITIES (Cost $1,555,000)—99.9%		1,555,000
Net other assets (liabilities)—0.1%		1,821
NET ASSETS—100.0%		$1,556,821

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2021, the aggregate amount held in a segregated account was $329,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements—Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P 500	Goldman Sachs International	1/27/22	(0.43)%	$(238,309)	$1,167
S&P 500	UBS AG	1/27/22	(0.23)%	(1,306,410)	6,701
				$(1,544,719)	$7,868

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Bear :: 31

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$1,555,000
Repurchase agreements, at value	1,555,000
Total Investment Securities, at value	1,555,000
Cash	430
Unrealized appreciation on swap agreements	7,868
Receivable for capital shares issued	648
Prepaid expenses	400
TOTAL ASSETS	1,564,346

LIABILITIES:
Payable for capital shares redeemed	444
Advisory fees payable	2,253
Management services fees payable	300
Administration fees payable	87
Administrative services fees payable	1,099
Distribution fees payable	1,297
Transfer agency fees payable	163
Fund accounting fees payable	49
Compliance services fees payable	18
Other accrued expenses	1,815
TOTAL LIABILITIES	7,525
NET ASSETS	$1,556,821

NET ASSETS CONSIST OF:
Capital	$24,231,817
Total distributable earnings (loss)	(22,674,996)
NET ASSETS	$1,556,821
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	106,912
Net Asset Value (offering and redemption price per share)	$14.56

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Interest	$37

EXPENSES:
Advisory fees	22,977
Management services fees	3,064
Administration fees	2,389
Transfer agency fees	1,912
Administrative services fees	7,874
Distribution fees	7,659
Custody fees	487
Fund accounting fees	1,283
Trustee fees	55
Compliance services fees	16
Other fees	2,672
Recoupment of prior expenses reduced by the Advisor	1,500
Total Gross Expenses before reductions	51,888
Expenses reduced and reimbursed by the Advisor	(420)
TOTAL NET EXPENSES	51,468
NET INVESTMENT INCOME (LOSS)	(51,431)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Gain received from non-recurring class action settlement	1,180
Net realized gains (losses) on futures contracts	(76,638)
Net realized gains (losses) on swap agreements	(617,127)
Change in net unrealized appreciation/depreciation on futures contracts	12,695
Change in net unrealized appreciation/depreciation on swap agreements	18,165
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(661,725)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(713,156)

See accompanying notes to financial statements.

32 :: ProFund VP Bear :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(51,431)	$(63,287)
Net realized gains (losses) on investments	(692,585)	(1,644,432)
Change in net unrealized appreciation/depreciation on investments	30,860	(15,309)
Change in net assets resulting from operations	(713,156)	(1,723,028)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(21,696)	(18,942)
Change in net assets resulting from distributions	(21,696)	(18,942)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	24,842,719	55,517,005
Distributions reinvested	21,696	18,942
Value of shares redeemed	(24,924,990)	(54,648,756)
Change in net assets resulting from capital transactions	(60,575)	887,191
Change in net assets	(795,427)	(854,779)

NET ASSETS:
Beginning of period	2,352,248	3,207,027
End of period	$1,556,821	$2,352,248

SHARE TRANSACTIONS:
Issued	1,499,798	2,071,685
Reinvested	1,237	896
Redeemed	(1,514,177)	(2,073,662)
Change in shares	(13,142)	(1,081)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Bear :: 33

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019		Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$19.59	$26.47	$34.40		$33.06	$40.30

Investment Activities:
Net investment income (loss)(a)	(0.28)	(0.35)	0.13		0.03	(0.32)
Net realized and unrealized gains (losses) on investments	(4.49)	(6.41)	(8.03)		1.31	(6.92)
Total income (loss) from investment activities	(4.77)	(6.76)	(7.90)		1.34	(7.24)

Distributions to Shareholders From:
Net investment income	—	(0.12)	(0.03)		—	—
Net realized gains on investments	(0.26)	—	—		—	—
Total distributions	(0.26)	(0.12)	(0.03)		—	—

Net Asset Value, End of Period	$14.56	$19.59	$26.47		$34.40	$33.06

Total Return	(24.57)%	(25.61)%	(22.95)%		4.05%	(17.97)%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.79%	1.74%		1.65%	1.68%
Net expenses	1.68%	1.68%	1.71	%(b)	1.65%	1.68%
Net investment income (loss)	(1.68)%	(1.40)%	0.43%		0.08%	(0.88)%

Supplemental Data:
Net assets, end of period (000's)	$1,557	$2,352	$3,207		$4,135	$4,157
Portfolio turnover rate(c)	—	—	—		—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

34 :: ProFund VP Biotechnology :: Management Discussion of Fund Performance

ProFund VP Biotechnology (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. BiotechnologySM Index (the “Index”). For the year ended December 31, 2021, the Fund had a total return of 15.73%. For the same period, the Index had a total return of 17.65%1 and a volatility of 16.13%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to one and one-half times the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the biotechnology sector of the U.S. equity market. Component companies engage in the research and development of biological substances for drug discovery and diagnostic development. These companies derive most of their revenue from the sale or licensing of drugs and diagnostic tools.

During the year ended December 31, 2021, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Biotechnology from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Biotechnology	15.73%	12.19%	16.91%
Dow Jones U.S. BiotechnologySM Index	17.65%	14.13%	18.96%
S&P 500®	28.71%	18.47%	16.55%

Expense Ratios**

Fund	Gross	Net
ProFund VP Biotechnology	1.67%	1.67%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Swap Agreements	1%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
AbbVie, Inc.	15.6%
Danaher Corp.	13.6%
Amgen, Inc.	8.3%
Gilead Sciences, Inc.	5.9%
Moderna, Inc.	5.8%

Dow Jones U.S. BiotechnologySM Index – Composition

% of Index
Biotechnology	63%
Life Sciences Tools & Services	37%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Biotechnology :: 35

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (99.2%)

	Shares	Value
10X Genomics, Inc.*—Class A (Life Sciences Tools & Services)	3,691	$549,811
AbbVie, Inc. (Biotechnology)	71,253	9,647,656
ACADIA Pharmaceuticals, Inc.* (Biotechnology)	4,731	110,422
Agilent Technologies, Inc. (Life Sciences Tools & Services)	12,201	1,947,890
Agios Pharmaceuticals, Inc.* (Biotechnology)	2,189	71,952
Alkermes PLC* (Biotechnology)	6,517	151,585
Allogene Therapeutics, Inc.* (Biotechnology)	2,987	44,566
Alnylam Pharmaceuticals, Inc.* (Biotechnology)	4,820	817,376
Amgen, Inc. (Biotechnology)	22,702	5,107,269
Arrowhead Pharmaceuticals, Inc.* (Biotechnology)	4,203	278,659
Avantor, Inc.* (Life Sciences Tools & Services)	24,564	1,035,127
Beam Therapeutics, Inc.* (Biotechnology)	1,812	144,398
Berkeley Lights, Inc.* (Life Sciences Tools & Services)	1,686	30,651
Biogen, Inc.* (Biotechnology)	5,920	1,420,326
Biohaven Pharmaceutical Holding Co., Ltd.* (Biotechnology)	2,350	323,854
BioMarin Pharmaceutical, Inc.* (Biotechnology)	7,400	653,790
Bio-Techne Corp. (Life Sciences Tools & Services)	1,584	819,467
Blueprint Medicines Corp.* (Biotechnology)	2,371	253,958
Bridgebio Pharma, Inc.* (Biotechnology)	4,330	72,224
Charles River Laboratories International, Inc.* (Life Sciences Tools & Services)	2,034	766,371
Danaher Corp. (Health Care Equipment & Supplies)	25,632	8,433,184
Denali Therapeutics, Inc.* (Biotechnology)	3,741	166,849
Emergent BioSolutions, Inc.* (Biotechnology)	1,930	83,897
Exact Sciences Corp.* (Biotechnology)	6,945	540,529
Exelixis, Inc.* (Biotechnology)	12,752	233,107
Fate Therapeutics, Inc.* (Biotechnology)	3,273	191,503
Gilead Sciences, Inc. (Biotechnology)	50,557	3,670,944
Halozyme Therapeutics, Inc.* (Biotechnology)	5,674	228,152
Horizon Therapeutics PLC* (Pharmaceuticals)	9,142	985,142
Illumina, Inc.* (Life Sciences Tools & Services)	6,300	2,396,772
Incyte Corp.* (Biotechnology)	7,567	555,418
Intellia Therapeutics, Inc.* (Biotechnology)	2,789	329,771
Invitae Corp.* (Biotechnology)	8,384	128,024
Ionis Pharmaceuticals, Inc.* (Biotechnology)	5,691	173,177
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	7,700	2,172,478
Maravai LifeSciences Holdings, Inc.*—Class A (Life Sciences Tools & Services)	4,396	184,192
Medpace Holdings, Inc.* (Life Sciences Tools & Services)	1,159	252,245
Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	926	1,571,616
Mirati Therapeutics, Inc.* (Biotechnology)	1,998	293,087
Moderna, Inc.* (Biotechnology)	14,217	3,610,834
Natera, Inc.* (Biotechnology)	3,546	331,161
Nektar Therapeutics* (Pharmaceuticals)	7,438	100,487
Neurocrine Biosciences, Inc.* (Biotechnology)	3,825	325,775
Novavax, Inc.* (Biotechnology)	3,047	435,934
Pacific Biosciences of California, Inc.* (Life Sciences Tools & Services)	8,889	181,869
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	4,261	2,690,907
Repligen Corp.* (Biotechnology)	2,072	548,748
Sarepta Therapeutics, Inc.* (Biotechnology)	3,510	316,076
Seagen, Inc.* (Biotechnology)	5,380	831,748
Sotera Health Co.* (Life Sciences Tools & Services)	3,991	93,988
Syneos Health, Inc.* (Life Sciences Tools & Services)	4,179	429,100
Twist Bioscience Corp.* (Biotechnology)	1,987	153,774
Ultragenyx Pharmaceutical, Inc.* (Biotechnology)	2,747	230,995
United Therapeutics Corp.* (Biotechnology)	1,815	392,185
Vertex Pharmaceuticals, Inc.* (Biotechnology)	10,247	2,250,241
Vir Biotechnology, Inc.* (Biotechnology)	2,952	123,600
West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	2,986	1,400,464
TOTAL COMMON STOCKS (Cost $25,608,537)		61,285,325

Repurchase Agreements(a) (0.6%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $374,000	$374,000	$374,000
TOTAL REPURCHASE AGREEMENTS (Cost $374,000)		374,000
TOTAL INVESTMENT SECURITIES (Cost $25,982,537)—99.8%		61,659,325
Net other assets (liabilities)—0.2%		139,076
NET ASSETS—100.0%		$61,798,401

*	Non-income producing security.
(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

36 :: ProFund VP Biotechnology :: Financial Statements

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Biotechnology Index	Goldman Sachs International	1/24/22	0.68%	$440,689	$823

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Biotechnology invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Biotechnology	$37,934,471	61.4%
Health Care Equipment & Supplies	9,833,648	15.9%
Life Sciences Tools & Services	12,431,577	20.1%
Pharmaceuticals	1,085,629	1.8%
Other**	513,076	0.8%
Total	$61,798,401	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Biotechnology :: 37

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$25,982,537
Securities, at value	61,285,325
Repurchase agreements, at value	374,000
Total Investment Securities, at value	61,659,325
Cash	492
Segregated cash balances for swap agreements with custodian	185,000
Dividends receivable	5,383
Unrealized appreciation on swap agreements	823
Receivable for capital shares issued	110,998
Prepaid expenses	877
TOTAL ASSETS	61,962,898

LIABILITIES:
Payable for capital shares redeemed	10,372
Advisory fees payable	38,557
Management services fees payable	5,141
Administration fees payable	3,641
Administrative services fees payable	23,459
Distribution fees payable	35,321
Transfer agency fees payable	5,917
Fund accounting fees payable	2,025
Compliance services fees payable	282
Other accrued expenses	39,782
TOTAL LIABILITIES	164,497
NET ASSETS	$61,798,401

NET ASSETS CONSIST OF:
Capital	$19,637,186
Total distributable earnings (loss)	42,161,215
NET ASSETS	$61,798,401
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	654,204
Net Asset Value (offering and redemption price per share)	$94.46

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$916,956
Interest	17
TOTAL INVESTMENT INCOME	916,973

EXPENSES:
Advisory fees	480,796
Management services fees	64,106
Administration fees	48,256
Transfer agency fees	39,170
Administrative services fees	116,847
Distribution fees	160,265
Custody fees	9,965
Fund accounting fees	26,412
Trustee fees	1,069
Compliance services fees	409
Other fees	67,787
TOTAL NET EXPENSES	1,015,082
NET INVESTMENT INCOME (LOSS)	(98,109)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	10,708,852
Net realized gains (losses) on swap agreements	86,334
Change in net unrealized appreciation/depreciation on investment securities	(1,573,124)
Change in net unrealized appreciation/depreciation on swap agreements	9,992
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	9,232,054
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,133,945

See accompanying notes to financial statements.

38 :: ProFund VP Biotechnology :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(98,109)	$(35,623)
Net realized gains (losses) on investments	10,795,186	1,081,311
Change in net unrealized appreciation/depreciation on investments	(1,563,132)	7,110,278
Change in net assets resulting from operations	9,133,945	8,155,966

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(384,376)	(4,096,849)
Change in net assets resulting from distributions	(384,376)	(4,096,849)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	21,315,729	31,935,839
Distributions reinvested	384,376	4,096,849
Value of shares redeemed	(29,619,878)	(36,890,561)
Change in net assets resulting from capital transactions	(7,919,773)	(857,873)
Change in net assets	829,796	3,201,244

NET ASSETS:
Beginning of period	60,968,605	57,767,361
End of period	$61,798,401	$60,968,605

SHARE TRANSACTIONS:
Issued	233,740	395,668
Reinvested	4,479	51,572
Redeemed	(326,324)	(463,770)
Change in shares	(88,105)	(16,530)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Biotechnology :: 39

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$82.13	$76.13	$65.65	$70.40	$57.44

Investment Activities:
Net investment income (loss)(a)	(0.14)	(0.05)	0.01	(0.07)	(0.14)
Net realized and unrealized gains (losses) on investments	13.01	11.57	10.75	(4.68)	13.10
Total income (loss) from investment activities	12.87	11.52	10.76	(4.75)	12.96

Distributions to Shareholders From:
Net investment income	—	(0.01)	—	—	—
Net realized gains on investments	(0.54)	(5.51)	(0.28)	—	—
Total distributions	(0.54)	(5.52)	(0.28)	—	—

Net Asset Value, End of Period	$94.46	$82.13	$76.13	$65.65	$70.40

Total Return	15.73%	15.38%	16.46%	(6.75)%	22.54%

Ratios to Average Net Assets:
Gross expenses	1.58%	1.67%	1.63%	1.58%	1.59%
Net expenses	1.58%	1.67%	1.63%	1.58%	1.59%
Net investment income (loss)	(0.15)%	(0.06)%	0.02%	(0.10)%	(0.22)%

Supplemental Data:
Net assets, end of period (000's)	$61,798	$60,969	$57,767	$55,520	$68,165
Portfolio turnover rate(b)	43%	70%	81%	114%	157%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

40 :: ProFund VP Bull :: Management Discussion of Fund Performance

ProFund VP Bull (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® (the "Index"). For the year ended December 31, 2021, the Fund had a total return of 26.33%. For the same period, the Index had a total return of 28.71%1 and a volatility of 13.10%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, and financial viability. Reconstitution occurs both on a quarterly and an ongoing basis.

During the year ended December 31, 2021, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Bull from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Bull	26.33%	16.17%	14.30%
S&P 500®	28.71%	18.47%	16.55%

Expense Ratios**

Fund	Gross	Net
ProFund VP Bull	1.72%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	83%
Futures Contracts	5%
Swap Agreements	12%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	5.7%
Microsoft Corp.	5.2%
Alphabet, Inc.	3.5%
Amazon.com, Inc.	3.0%
Tesla, Inc.	1.8%

S&P 500® Index – Composition

% of Index
Information Technology	28%
Health Care	13%
Consumer Discretionary	13%
Financials	11%
Communication Services	10%
Industrials	8%
Consumer Staples	6%
Real Estate	3%
Energy	3%
Materials	3%
Utilities	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Bull :: 41

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (83.2%)

	Shares	Value
3M Co. (Industrial Conglomerates)	779	$138,374
A.O. Smith Corp. (Building Products)	180	15,453
Abbott Laboratories (Health Care Equipment & Supplies)	2,389	336,228
AbbVie, Inc. (Biotechnology)	2,389	323,472
ABIOMED, Inc.* (Health Care Equipment & Supplies)	61	21,909
Accenture PLC — Class A (IT Services)	853	353,611
Activision Blizzard, Inc. (Entertainment)	1,052	69,990
Adobe, Inc.* (Software)	643	364,620
Advance Auto Parts, Inc. (Specialty Retail)	85	20,390
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	1,631	234,701
Aflac, Inc. (Insurance)	822	47,997
Agilent Technologies, Inc. (Life Sciences Tools & Services)	409	65,297
Air Products & Chemicals, Inc. (Chemicals)	299	90,973
Akamai Technologies, Inc.* (IT Services)	220	25,749
Alaska Air Group, Inc.* (Airlines)	169	8,805
Albemarle Corp. (Chemicals)	158	36,936
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)	191	42,585
Align Technology, Inc.* (Health Care Equipment & Supplies)	99	65,061
Allegion PLC (Building Products)	121	16,025
Alliant Energy Corp. (Electric Utilities)	338	20,777
Alphabet, Inc.* — Class A (Interactive Media & Services)	406	1,176,197
Alphabet, Inc.* — Class C (Interactive Media & Services)	378	1,093,777
Altria Group, Inc. (Tobacco)	2,482	117,622
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	589	1,963,926
Amcor PLC (Containers & Packaging)	2,071	24,873
Ameren Corp. (Multi-Utilities)	348	30,975
American Airlines Group, Inc.* (Airlines)	875	15,715
American Electric Power Co., Inc. (Electric Utilities)	680	60,500
American Express Co. (Consumer Finance)	847	138,569
American International Group, Inc. (Insurance)	1,122	63,797
American Tower Corp. (Equity Real Estate Investment Trusts)	615	179,887
American Water Works Co., Inc. (Water Utilities)	245	46,271
Ameriprise Financial, Inc. (Capital Markets)	151	45,551
AmerisourceBergen Corp. (Health Care Providers & Services)	202	26,844
AMETEK, Inc. (Electrical Equipment)	313	46,024
Amgen, Inc. (Biotechnology)	761	171,202
Amphenol Corp. — Class A (Electronic Equipment, Instruments & Components)	808	70,668
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	726	127,609
ANSYS, Inc.* (Software)	118	47,332
Anthem, Inc. (Health Care Providers & Services)	328	152,041
Aon PLC (Insurance)	298	89,567
APA Corp. (Oil, Gas & Consumable Fuels)	491	13,203
Apple, Inc. (Technology Hardware, Storage & Peripherals)	21,056	3,738,915
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	1,220	191,979
Aptiv PLC* (Auto Components)	365	60,206
Archer-Daniels-Midland Co. (Food Products)	756	51,098
Arista Networks, Inc.* (Communications Equipment)	303	43,556
Arthur J. Gallagher & Co. (Insurance)	280	47,508
Assurant, Inc. (Insurance)	77	12,001
AT&T, Inc. (Diversified Telecommunication Services)	9,648	237,341
Atmos Energy Corp. (Gas Utilities)	179	18,754
Autodesk, Inc.* (Software)	297	83,513
Automatic Data Processing, Inc. (IT Services)	569	140,304
AutoZone, Inc.* (Specialty Retail)	28	58,699
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	189	47,740
Avery Dennison Corp. (Containers & Packaging)	112	24,256
Baker Hughes Co. — Class A (Energy Equipment & Services)	1,181	28,415
Ball Corp. (Containers & Packaging)	438	42,166
Bank of America Corp. (Banks)	9,730	432,887
Bath & Body Works, Inc. (Specialty Retail)	357	24,915
Baxter International, Inc. (Health Care Equipment & Supplies)	677	58,114
Becton, Dickinson & Co. (Health Care Equipment & Supplies)	388	97,574
Berkshire Hathaway, Inc.* — Class B (Diversified Financial Services)	2,474	739,726
Best Buy Co., Inc. (Specialty Retail)	299	30,378
Biogen, Inc.* (Biotechnology)	198	47,504
Bio-Rad Laboratories, Inc.* — Class A (Life Sciences Tools & Services)	29	21,912
Bio-Techne Corp. (Life Sciences Tools & Services)	53	27,419
BlackRock, Inc. — Class A (Capital Markets)	193	176,703
Booking Holdings, Inc.* (Hotels, Restaurants & Leisure)	55	131,958
BorgWarner, Inc. (Auto Components)	324	14,603
Boston Properties, Inc. (Equity Real Estate Investment Trusts)	192	22,115
Boston Scientific Corp.* (Health Care Equipment & Supplies)	1,925	81,774
Bristol-Myers Squibb Co. (Pharmaceuticals)	2,999	186,988
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	556	369,968
Broadridge Financial Solutions, Inc. (IT Services)	158	28,886
Brown & Brown, Inc. (Insurance)	317	22,279
Brown-Forman Corp. — Class B (Beverages)	247	17,996
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	176	18,943
Cadence Design Systems, Inc.* (Software)	374	69,695
Caesars Entertainment, Inc.* (Hotels, Restaurants & Leisure)	289	27,030
Campbell Soup Co. (Food Products)	273	11,865
Capital One Financial Corp. (Consumer Finance)	575	83,427

See accompanying notes to financial statements.

42 :: ProFund VP Bull :: Financial Statements

Common Stocks, continued

	Shares	Value
Cardinal Health, Inc. (Health Care Providers & Services)	381	$19,618
CarMax, Inc.* (Specialty Retail)	219	28,520
Carnival Corp.* — Class A (Hotels, Restaurants & Leisure)	1,087	21,870
Carrier Global Corp. (Building Products)	1,171	63,515
Catalent, Inc.* (Pharmaceuticals)	231	29,575
Caterpillar, Inc. (Machinery)	731	151,128
Cboe Global Markets, Inc. (Capital Markets)	144	18,778
CBRE Group, Inc.* — Class A (Real Estate Management & Development)	452	49,047
CDW Corp. (Electronic Equipment, Instruments & Components)	183	37,475
Celanese Corp. (Chemicals)	147	24,705
Centene Corp.* (Health Care Providers & Services)	788	64,931
CenterPoint Energy, Inc. (Multi — Utilities)	850	23,724
Ceridian HCM Holding, Inc.* (Software)	184	19,221
Cerner Corp. (Health Care Technology)	398	36,962
CF Industries Holdings, Inc. (Chemicals)	290	20,526
Charles River Laboratories International, Inc.* (Life Sciences Tools & Services)	68	25,621
Charter Communications, Inc.* — Class A (Media)	167	108,879
Chevron Corp. (Oil, Gas & Consumable Fuels)	2,605	305,696
Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	38	66,434
Chubb, Ltd. (Insurance)	582	112,505
Church & Dwight Co., Inc. (Household Products)	330	33,825
Cigna Corp. (Health Care Providers & Services)	448	102,874
Cincinnati Financial Corp. (Insurance)	202	23,014
Cintas Corp. (Commercial Services & Supplies)	119	52,737
Cisco Systems, Inc. (Communications Equipment)	5,698	361,081
Citigroup, Inc. (Banks)	2,681	161,906
Citizens Financial Group, Inc. (Banks)	576	27,216
Citrix Systems, Inc. (Software)	169	15,986
CME Group, Inc. (Capital Markets)	486	111,032
CMS Energy Corp. (Multi — Utilities)	391	25,435
Cognizant Technology Solutions Corp. — Class A (IT Services)	710	62,991
Colgate — Palmolive Co. (Household Products)	1,139	97,202
Comcast Corp. — Class A (Media)	6,160	310,032
Comerica, Inc. (Banks)	177	15,399
Conagra Brands, Inc. (Food Products)	648	22,129
ConocoPhillips (Oil, Gas & Consumable Fuels)	1,782	128,624
Consolidated Edison, Inc. (Multi — Utilities)	478	40,783
Constellation Brands, Inc. — Class A (Beverages)	222	55,715
Copart, Inc.* (Commercial Services & Supplies)	288	43,667
Corning, Inc. (Electronic Equipment, Instruments & Components)	1,038	38,645
Corteva, Inc. (Chemicals)	985	46,571
Costco Wholesale Corp. (Food & Staples Retailing)	597	338,917
Coterra Energy, Inc. (Oil, Gas & Consumable Fuels)	1,099	20,881
Crown Castle International Corp. (Equity Real Estate Investment Trusts)	584	121,904
CSX Corp. (Road & Rail)	2,997	112,687
Cummins, Inc. (Machinery)	193	42,101
CVS Health Corp. (Health Care Providers & Services)	1,783	183,934
Danaher Corp. (Health Care Equipment & Supplies)	859	282,620
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	175	26,362
DaVita, Inc.* (Health Care Providers & Services)	88	10,011
Deere & Co. (Machinery)	381	130,642
Delta Air Lines, Inc.* (Airlines)	865	33,804
DENTSPLY SIRONA, Inc. (Health Care Equipment & Supplies)	295	16,458
Devon Energy Corp. (Oil, Gas & Consumable Fuels)	851	37,487
DexCom, Inc.* (Health Care Equipment & Supplies)	131	70,340
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	230	24,806
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)	383	67,741
Discover Financial Services (Consumer Finance)	396	45,762
Discovery, Inc.*(a) (Media)	229	5,391
Discovery, Inc.* — Class C (Media)	410	9,389
DISH Network Corp.* — Class A (Media)	337	10,932
Dollar General Corp. (Multiline Retail)	315	74,286
Dollar Tree, Inc.* (Multiline Retail)	304	42,718
Dominion Energy, Inc. (Multi — Utilities)	1,094	85,944
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)	49	27,652
Dover Corp. (Machinery)	195	35,412
Dow, Inc. (Chemicals)	999	56,663
DR Horton, Inc. (Household Durables)	440	47,718
DTE Energy Co. (Multi — Utilities)	262	31,319
Duke Energy Corp. (Electric Utilities)	1,039	108,990
Duke Realty Corp. (Equity Real Estate Investment Trusts)	515	33,805
DuPont de Nemours, Inc. (Chemicals)	700	56,546
DXC Technology Co.* (IT Services)	341	10,977
Eastman Chemical Co. (Chemicals)	182	22,006
Eaton Corp. PLC (Electrical Equipment)	539	93,150
eBay, Inc. (Internet & Direct Marketing Retail)	846	56,259
Ecolab, Inc. (Chemicals)	337	79,057
Edison International (Electric Utilities)	513	35,012
Edwards Lifesciences Corp.* (Health Care Equipment & Supplies)	844	109,340
Electronic Arts, Inc. (Entertainment)	382	50,386
Eli Lilly & Co. (Pharmaceuticals)	1,073	296,384
Emerson Electric Co. (Electrical Equipment)	808	75,120
Enphase Energy, Inc.* (Semiconductors & Semiconductor Equipment)	182	33,295
Entergy Corp. (Electric Utilities)	272	30,641
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	790	70,176
EPAM Systems, Inc.* (IT Services)	77	51,471
Equifax, Inc. (Professional Services)	165	48,310
Equinix, Inc. (Equity Real Estate Investment Trusts)	122	103,192
Equity Residential (Equity Real Estate Investment Trusts)	461	41,721
Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	88	30,996
Etsy, Inc.* (Internet & Direct Marketing Retail)	171	37,439

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Bull :: 43

Common Stocks, continued

	Shares	Value
Everest Re Group, Ltd. (Insurance)	53	$14,518
Evergy, Inc. (Electric Utilities)	310	21,269
Eversource Energy (Electric Utilities)	465	42,306
Exelon Corp. (Electric Utilities)	1,322	76,359
Expedia Group, Inc.* (Hotels, Restaurants & Leisure)	197	35,602
Expeditors International of Washington, Inc. (Air Freight & Logistics)	229	30,752
Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)	181	41,038
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	5,719	349,945
F5, Inc.* (Communications Equipment)	81	19,822
FactSet Research Systems, Inc. (Capital Markets)	51	24,787
Fastenal Co. (Trading Companies & Distributors)	777	49,775
Federal Realty Investment Trust (Equity Real Estate Investment Trusts)	95	12,950
FedEx Corp. (Air Freight & Logistics)	330	85,351
Fidelity National Information Services, Inc. (IT Services)	822	89,721
Fifth Third Bancorp (Banks)	924	40,240
First Horizon Corp. (Banks)	1	9
First Republic Bank (Banks)	242	49,975
FirstEnergy Corp. (Electric Utilities)	736	30,610
Fiserv, Inc.* (IT Services)	803	83,343
FleetCor Technologies, Inc.* (IT Services)	110	24,622
FMC Corp. (Chemicals)	171	18,791
Ford Motor Co. (Automobiles)	5,303	110,143
Fortinet, Inc.* (Software)	183	65,770
Fortive Corp. (Machinery)	484	36,924
Fortune Brands Home & Security, Inc. (Building Products)	183	19,563
Fox Corp. — Class A (Media)	433	15,978
Fox Corp. — Class B (Media)	199	6,820
Franklin Resources, Inc. (Capital Markets)	380	12,726
Freeport — McMoRan, Inc. (Metals & Mining)	1,984	82,792
Garmin, Ltd. (Household Durables)	205	27,915
Gartner, Inc.* (IT Services)	111	37,110
Generac Holdings, Inc.* (Electrical Equipment)	85	29,913
General Dynamics Corp. (Aerospace & Defense)	313	65,251
General Electric Co. (Industrial Conglomerates)	1,484	140,193
General Mills, Inc. (Food Products)	818	55,117
General Motors Co.* (Automobiles)	1,962	115,032
Genuine Parts Co. (Distributors)	192	26,918
Gilead Sciences, Inc. (Biotechnology)	1,695	123,074
Global Payments, Inc. (IT Services)	392	52,991
Globe Life, Inc. (Insurance)	126	11,809
Halliburton Co. (Energy Equipment & Services)	1,209	27,650
Hartford Financial Services Group, Inc. (Insurance)	460	31,758
Hasbro, Inc. (Leisure Products)	175	17,812
HCA Healthcare, Inc. (Health Care Providers & Services)	323	82,985
Healthpeak Properties, Inc. (Equity Real Estate Investment Trusts)	728	26,274
Henry Schein, Inc.* (Health Care Providers & Services)	187	14,498
Hess Corp. (Oil, Gas & Consumable Fuels)	372	27,539
Hewlett Packard Enterprises Co. (Technology Hardware, Storage & Peripherals)	1,767	27,866
Hilton Worldwide Holdings, Inc.* (Hotels, Restaurants & Leisure)	377	58,808
Hologic, Inc.* (Health Care Equipment & Supplies)	342	26,184
Honeywell International, Inc. (Industrial Conglomerates)	930	193,915
Hormel Foods Corp. (Food Products)	381	18,597
Host Hotels & Resorts, Inc.* (Equity Real Estate Investment Trusts)	965	16,781
Howmet Aerospace, Inc. (Aerospace & Defense)	519	16,520
HP, Inc. (Technology Hardware, Storage & Peripherals)	1,557	58,652
Humana, Inc. (Health Care Providers & Services)	174	80,712
Huntington Bancshares, Inc. (Banks)	1,954	30,131
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	54	10,084
IDEX Corp. (Machinery)	103	24,341
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	115	75,723
IHS Markit, Ltd. (Professional Services)	539	71,645
Illinois Tool Works, Inc. (Machinery)	386	95,265
Illumina, Inc.* (Life Sciences Tools & Services)	211	80,273
Incyte Corp.* (Biotechnology)	254	18,644
Ingersoll Rand, Inc. (Machinery)	551	34,090
Intel Corp. (Semiconductors & Semiconductor Equipment)	5,495	282,993
Intercontinental Exchange, Inc. (Capital Markets)	761	104,082
International Business Machines Corp. (IT Services)	1,212	161,996
International Flavors & Fragrances, Inc. (Chemicals)	344	51,824
International Paper Co. (Containers & Packaging)	523	24,571
Intuit, Inc. (Software)	383	246,353
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	483	173,542
Invesco, Ltd. (Capital Markets)	461	10,612
IPG Photonics Corp.* (Electronic Equipment, Instruments & Components)	48	8,263
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	258	72,792
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	391	20,461
J.B. Hunt Transport Services, Inc. (Road & Rail)	114	23,302
Jack Henry & Associates, Inc. (IT Services)	100	16,699
Jacobs Engineering Group, Inc. (Professional Services)	176	24,504
Johnson & Johnson (Pharmaceuticals)	3,557	608,496
Johnson Controls International PLC (Building Products)	957	77,813
JPMorgan Chase & Co. (Banks)	3,992	632,132
Juniper Networks, Inc. (Communications Equipment)	439	15,677
Kellogg Co. (Food Products)	346	22,289
KeyCorp (Banks)	1,258	29,098
Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	249	51,421
Kimberly — Clark Corp. (Household Products)	455	65,029
Kimco Realty Corp. (Equity Real Estate Investment Trusts)	833	20,533
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	2,635	41,791

See accompanying notes to financial statements.

44 :: ProFund VP Bull :: Financial Statements

Common Stocks, continued

	Shares	Value
KLA Corp. (Semiconductors & Semiconductor Equipment)	205	$88,173
L3Harris Technologies, Inc. (Aerospace & Defense)	265	56,509
Laboratory Corp. of America Holdings* (Health Care Providers & Services)	129	40,533
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	190	136,639
Lamb Weston Holding, Inc. (Food Products)	197	12,486
Las Vegas Sands Corp.* (Hotels, Restaurants & Leisure)	464	17,465
Leidos Holdings, Inc. (Professional Services)	190	16,891
Lennar Corp. — Class A (Household Durables)	367	42,631
Lincoln National Corp. (Insurance)	229	15,632
Linde PLC (Chemicals)	692	239,729
Live Nation Entertainment, Inc.* (Entertainment)	183	21,903
LKQ Corp. (Distributors)	362	21,731
Lockheed Martin Corp. (Aerospace & Defense)	332	117,996
Loews Corp. (Insurance)	271	15,653
Lowe's Cos., Inc. (Specialty Retail)	936	241,937
Lumen Technologies, Inc. (Diversified Telecommunication Services)	1,245	15,625
LyondellBasell Industries N.V. — Class A (Chemicals)	355	32,742
M&T Bank Corp. (Banks)	174	26,723
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	1,052	17,274
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	832	53,240
MarketAxess Holdings, Inc. (Capital Markets)	51	20,975
Marriott International, Inc.* — Class A (Hotels, Restaurants & Leisure)	371	61,278
Marsh & McLennan Cos., Inc. (Insurance)	682	118,544
Martin Marietta Materials, Inc. (Construction Materials)	84	37,004
Masco Corp. (Building Products)	330	23,173
Mastercard, Inc. — Class A (IT Services)	1,172	421,123
Match Group, Inc.* (Interactive Media & Services)	382	50,520
McCormick & Co., Inc. (Food Products)	337	32,558
McDonald's Corp. (Hotels, Restaurants & Leisure)	1,009	270,482
McKesson Corp. (Health Care Providers & Services)	206	51,205
Medtronic PLC (Health Care Equipment & Supplies)	1,818	188,072
Merck & Co., Inc. (Pharmaceuticals)	3,413	261,572
Meta Platforms, Inc.* — Class A (Interactive Media & Services)	3,197	1,075,311
MetLife, Inc. (Insurance)	966	60,365
Mettler — Toledo International, Inc.* (Life Sciences Tools & Services)	31	52,614
MGM Resorts International (Hotels, Restaurants & Leisure)	526	23,607
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	750	65,295
Micron Technology, Inc. (Semiconductors & Semiconductor Equipment)	1,511	140,750
Microsoft Corp. (Software)	10,144	3,411,631
Mid — America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)	156	35,793
Moderna, Inc.* (Biotechnology)	477	121,148
Mohawk Industries, Inc.* (Household Durables)	74	13,481
Molson Coors Beverage Co. — Class B (Beverages)	255	11,819
Mondelez International, Inc. — Class A (Food Products)	1,885	124,993
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	59	29,106
Monster Beverage Corp.* (Beverages)	508	48,788
Moody's Corp. (Capital Markets)	219	85,537
Morgan Stanley (Capital Markets)	1,940	190,429
Motorola Solutions, Inc. (Communications Equipment)	228	61,948
MSCI, Inc. — Class A (Capital Markets)	111	68,009
Nasdaq, Inc. (Capital Markets)	158	33,182
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	302	27,781
Netflix, Inc.* (Entertainment)	598	360,259
Newell Brands, Inc. (Household Durables)	512	11,182
Newmont Corp. (Metals & Mining)	1,077	66,796
News Corp. — Class A (Media)	531	11,847
News Corp. — Class B (Media)	165	3,713
NextEra Energy, Inc. (Electric Utilities)	2,651	247,496
Nielsen Holdings PLC (Professional Services)	485	9,947
NIKE, Inc. — Class B (Textiles, Apparel & Luxury Goods)	1,726	287,673
NiSource, Inc. (Multi — Utilities)	531	14,661
Norfolk Southern Corp. (Road & Rail)	329	97,947
Northern Trust Corp. (Capital Markets)	281	33,610
Northrop Grumman Corp. (Aerospace & Defense)	201	77,801
NortonLifelock, Inc. (Software)	786	20,420
Norwegian Cruise Line Holdings, Ltd.* (Hotels, Restaurants & Leisure)	500	10,370
NRG Energy, Inc. (Electric Utilities)	331	14,259
Nucor Corp. (Metals & Mining)	386	44,062
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	3,378	993,503
NVR, Inc.* (Household Durables)	4	23,635
NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	359	81,773
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	1,199	34,759
Old Dominion Freight Line, Inc. (Road & Rail)	126	45,156
Omnicom Group, Inc. (Media)	287	21,028
ONEOK, Inc. (Oil, Gas & Consumable Fuels)	602	35,374
Oracle Corp. (Software)	2,179	190,031
O'Reilly Automotive, Inc.* (Specialty Retail)	91	64,267
Organon & Co. (Pharmaceuticals)	343	10,444
Otis Worldwide Corp. (Machinery)	574	49,978
PACCAR, Inc. (Machinery)	469	41,394
Packaging Corp. of America (Containers & Packaging)	128	17,427
Parker — Hannifin Corp. (Machinery)	174	55,353
Paychex, Inc. (IT Services)	434	59,241
Paycom Software, Inc.* (Software)	65	26,987
PayPal Holdings, Inc.* (IT Services)	1,587	299,276
Penn National Gaming, Inc.* (Hotels, Restaurants & Leisure)	224	11,614
Pentair PLC (Machinery)	224	16,359
People's United Financial, Inc. (Banks)	578	10,300
PepsiCo, Inc. (Beverages)	1,868	324,491

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Bull :: 45

Common Stocks, continued

	Shares	Value
PerkinElmer, Inc. (Life Sciences Tools & Services)	171	$34,381
Pfizer, Inc. (Pharmaceuticals)	7,583	447,776
Philip Morris International, Inc. (Tobacco)	2,103	199,785
Phillips 66 (Oil, Gas & Consumable Fuels)	592	42,896
Pinnacle West Capital Corp. (Electric Utilities)	152	10,730
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	307	55,837
Pool Corp. (Distributors)	54	30,564
PPG Industries, Inc. (Chemicals)	321	55,353
PPL Corp. (Electric Utilities)	1,014	30,481
Principal Financial Group, Inc. (Insurance)	333	24,086
Prologis, Inc. (Equity Real Estate Investment Trusts)	999	168,191
Prudential Financial, Inc. (Insurance)	511	55,311
PTC, Inc.* (Software)	143	17,324
Public Service Enterprise Group, Inc. (Multi — Utilities)	683	45,577
Public Storage (Equity Real Estate Investment Trusts)	206	77,159
PulteGroup, Inc. (Household Durables)	342	19,549
PVH Corp. (Textiles, Apparel & Luxury Goods)	96	10,238
Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	149	23,302
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	1,513	276,682
Quanta Services, Inc. (Construction & Engineering)	193	22,129
Quest Diagnostics, Inc. (Health Care Providers & Services)	166	28,720
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)	66	7,845
Raymond James Financial, Inc. (Capital Markets)	250	25,100
Raytheon Technologies Corp. (Aerospace & Defense)	2,022	174,012
Realty Income Corp. (Equity Real Estate Investment Trusts)	764	54,695
Regency Centers Corp. (Equity Real Estate Investment Trusts)	208	15,673
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	143	90,307
Regions Financial Corp. (Banks)	1,288	28,078
Republic Services, Inc. — Class A (Commercial Services & Supplies)	283	39,464
ResMed, Inc. (Health Care Equipment & Supplies)	197	51,315
Robert Half International, Inc. (Professional Services)	150	16,728
Rockwell Automation, Inc. (Electrical Equipment)	157	54,769
Rollins, Inc. (Commercial Services & Supplies)	306	10,468
Roper Technologies, Inc. (Industrial Conglomerates)	143	70,336
Ross Stores, Inc. (Specialty Retail)	480	54,854
Royal Caribbean Cruises, Ltd.* (Hotels, Restaurants & Leisure)	303	23,301
S&P Global, Inc. (Capital Markets)	326	153,849
Salesforce.com, Inc.* (Software)	1,323	336,214
SBA Communications Corp. (Equity Real Estate Investment Trusts)	147	57,186
Schlumberger, Ltd. (Energy Equipment & Services)	1,895	56,755
Seagate Technology Holdings PLC (Technology Hardware, Storage & Peripherals)	277	31,295
Sealed Air Corp. (Containers & Packaging)	200	13,494
Sempra Energy (Multi — Utilities)	431	57,013
ServiceNow, Inc.* (Software)	269	174,611
Signature Bank (Banks)	82	26,525
Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	444	70,938
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	223	34,596
Snap — on, Inc. (Machinery)	73	15,723
SolarEdge Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	71	19,920
Southwest Airlines Co.* (Airlines)	800	34,272
Stanley Black & Decker, Inc. (Machinery)	220	41,496
Starbucks Corp. (Hotels, Restaurants & Leisure)	1,594	186,450
State Street Corp. (Capital Markets)	494	45,942
STERIS PLC (Health Care Equipment & Supplies)	135	32,860
Stryker Corp. (Health Care Equipment & Supplies)	454	121,409
SVB Financial Group* (Banks)	79	53,581
Synchrony Financial (Consumer Finance)	739	34,282
Synopsys, Inc.* (Software)	206	75,911
Sysco Corp. (Food & Staples Retailing)	693	54,435
T. Rowe Price Group, Inc. (Capital Markets)	304	59,779
Take — Two Interactive Software, Inc.* (Entertainment)	156	27,724
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	372	15,103
Target Corp. (Multiline Retail)	659	152,519
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	441	71,151
Teledyne Technologies, Inc.* (Electronic Equipment, Instruments & Components)	63	27,524
Teleflex, Inc. (Health Care Equipment & Supplies)	63	20,694
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	220	35,977
Tesla, Inc.* (Automobiles)	1,099	1,161,402
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	1,248	235,211
Textron, Inc. (Aerospace & Defense)	298	23,006
The AES Corp. (Independent Power and Renewable Electricity Producers)	901	21,894
The Allstate Corp. (Insurance)	387	45,531
The Bank of New York Mellon Corp. (Capital Markets)	1,026	59,590
The Boeing Co.* (Aerospace & Defense)	746	150,185
The Charles Schwab Corp. (Capital Markets)	2,031	170,807
The Clorox Co. (Household Products)	166	28,944
The Coca — Cola Co. (Beverages)	5,252	310,971
The Cooper Cos., Inc. (Health Care Equipment & Supplies)	67	28,069
The Estee Lauder Co., Inc. (Personal Products)	313	115,873
The Gap, Inc. (Specialty Retail)	290	5,119
The Goldman Sachs Group, Inc. (Capital Markets)	459	175,590
The Hershey Co. (Food Products)	196	37,920
The Home Depot, Inc. (Specialty Retail)	1,425	591,390
The Interpublic Group of Cos., Inc. (Media)	532	19,923
The JM Smucker Co. — Class A (Food Products)	146	19,830
The Kraft Heinz Co. (Food Products)	959	34,428
The Kroger Co. (Food & Staples Retailing)	914	41,368
The Mosaic Co. (Chemicals)	500	19,645
The PNC Financial Services Group, Inc. (Banks)	571	114,497
The Procter & Gamble Co. (Household Products)	3,269	534,743

See accompanying notes to financial statements.

46 :: ProFund VP Bull :: Financial Statements

Common Stocks, continued

	Shares	Value
The Progressive Corp. (Insurance)	790	$81,094
The Sherwin — Williams Co. (Chemicals)	326	114,803
The Southern Co. (Electric Utilities)	1,432	98,207
The TJX Cos., Inc. (Specialty Retail)	1,625	123,370
The Travelers Cos., Inc. (Insurance)	332	51,935
The Walt Disney Co.* (Entertainment)	2,455	380,255
The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	1,642	42,758
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	532	354,971
T — Mobile US, Inc.* (Wireless Telecommunication Services)	793	91,972
Tractor Supply Co. (Specialty Retail)	154	36,744
Trane Technologies PLC (Building Products)	321	64,852
TransDigm Group, Inc.* (Aerospace & Defense)	71	45,176
Trimble, Inc.* (Electronic Equipment, Instruments & Components)	339	29,557
Truist Financial Corp. (Banks)	1,803	105,566
Twitter, Inc.* (Interactive Media & Services)	1,080	46,678
Tyler Technologies, Inc.* (Software)	55	29,587
Tyson Foods, Inc. — Class A (Food Products)	398	34,690
U.S. Bancorp (Banks)	1,823	102,398
UDR, Inc. (Equity Real Estate Investment Trusts)	393	23,576
Ulta Beauty, Inc.* (Specialty Retail)	73	30,101
Under Armour, Inc.* — Class A (Textiles, Apparel & Luxury Goods)	255	5,403
Under Armour, Inc.* — Class C (Textiles, Apparel & Luxury Goods)	291	5,250
Union Pacific Corp. (Road & Rail)	869	218,926
United Airlines Holdings , Inc.* (Airlines)	437	19,132
United Parcel Service, Inc. — Class B (Air Freight & Logistics)	985	211,125
United Rentals, Inc.* (Trading Companies & Distributors)	98	32,564
UnitedHealth Group, Inc. (Health Care Providers & Services)	1,272	638,723
Universal Health Services, Inc. — Class B (Health Care Providers & Services)	99	12,836
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	552	41,461
Ventas, Inc. (Equity Real Estate Investment Trusts)	539	27,554
VeriSign, Inc.* (IT Services)	131	33,250
Verisk Analytics, Inc. (Professional Services)	218	49,863
Verizon Communications, Inc. (Diversified Telecommunication Services)	5,593	290,612
Vertex Pharmaceuticals, Inc.* (Biotechnology)	344	75,542
VF Corp. (Textiles, Apparel & Luxury Goods)	440	32,217
ViacomCBS, Inc. — Class B (Media)	820	24,748
Viatris, Inc. (Pharmaceuticals)	1,634	22,108
Visa, Inc. — Class A (IT Services)	2,266	491,065
Vornado Realty Trust (Equity Real Estate Investment Trusts)	215	9,000
Vulcan Materials Co. (Construction Materials)	179	37,157
W.R. Berkley Corp. (Insurance)	189	15,572
W.W. Grainger, Inc. (Trading Companies & Distributors)	58	30,058
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	970	50,595
Walmart, Inc. (Food & Staples Retailing)	1,921	277,949
Waste Management, Inc. (Commercial Services & Supplies)	520	86,788
Waters Corp.* (Life Sciences Tools & Services)	82	30,553
WEC Energy Group, Inc. (Multi — Utilities)	426	41,352
Wells Fargo & Co. (Banks)	5,386	258,420
Welltower, Inc. (Equity Real Estate Investment Trusts)	588	50,433
West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	100	46,901
Western Digital Corp.* (Technology Hardware, Storage & Peripherals)	421	27,453
Westinghouse Air Brake Technologies Corp. (Machinery)	252	23,212
WestRock Co. (Containers & Packaging)	361	16,014
Weyerhaeuser Co. (Equity Real Estate Investment Trusts)	1,012	41,674
Whirlpool Corp. (Household Durables)	82	19,242
Willis Towers Watson PLC (Insurance)	168	39,898
Wynn Resorts, Ltd.* (Hotels, Restaurants & Leisure)	142	12,076
Xcel Energy, Inc. (Electric Utilities)	728	49,286
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	335	71,030
Xylem, Inc. (Machinery)	244	29,260
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	396	54,989
Zebra Technologies Corp.* (Electronic Equipment, Instruments & Components)	72	42,854
Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	282	35,825
Zions Bancorp (Banks)	211	13,327
Zoetis, Inc. (Pharmaceuticals)	639	155,935
TOTAL COMMON STOCKS (Cost $10,806,124)		54,516,545

Repurchase Agreements(b)(c) (28.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $18,415,000	$18,415,000	$18,415,000
TOTAL REPURCHASE AGREEMENTS
(Cost $18,415,000)		18,415,000

Collateral for Securities Loaned(d)(NM)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio — Institutional Shares, 0.03%(e)	5,025	$5,025
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $5,025)		5,025
TOTAL INVESTMENT SECURITIES (Cost $29,226,149) — 111.3%		72,936,570
Net other assets (liabilities) — (11.3)%		(7,396,756)
NET ASSETS — 100.0%		$65,539,814

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Bull :: 47

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $4,732.
(b)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2021, the aggregate amount held in a segregated account was $2,043,000.
(c)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(d)	Securities were purchased with cash collateral held from securities on loan at December 31, 2021.
(e)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2021.

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Futures Contracts	14	3/21/22	$3,330,950	$39,069

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P 500	Goldman Sachs International	1/27/22	0.68%	$6,505,836	$(33,703)
S&P 500	UBS AG	1/27/22	0.58%	1,267,804	(44,187)
				$7,773,640	$(77,890)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

48 :: ProFund VP Bull :: Financial Statements

ProFund VP Bull invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Aerospace & Defense	$736,540	1.1%
Air Freight & Logistics	346,171	0.5%
Airlines	111,728	0.2%
Auto Components	74,809	0.1%
Automobiles	1,386,577	2.1%
Banks	2,158,408	3.3%
Beverages	769,780	1.1%
Biotechnology	970,893	1.5%
Building Products	280,394	0.4%
Capital Markets	1,626,670	2.5%
Chemicals	966,870	1.5%
Commercial Services & Supplies	233,124	0.4%
Communications Equipment	502,084	0.8%
Construction & Engineering	22,129	NM
Construction Materials	74,161	0.1%
Consumer Finance	302,040	0.5%
Containers & Packaging	162,801	0.2%
Distributors	79,213	0.1%
Diversified Financial Services	739,726	1.1%
Diversified Telecommunication Services	543,578	0.8%
Electric Utilities	876,923	1.4%
Electrical Equipment	298,976	0.5%
Electronic Equipment, Instruments & Components	377,558	0.6%
Energy Equipment & Services	112,820	0.2%
Entertainment	910,517	1.4%
Equity Real Estate Investment Trusts	1,461,595	2.2%
Food & Staples Retailing	763,264	1.2%
Food Products	478,000	0.7%
Gas Utilities	18,754	NM
Health Care Equipment & Supplies	1,940,012	3.0%
Health Care Providers & Services	1,510,465	2.3%
Health Care Technology	36,962	0.1%
Hotels, Restaurants & Leisure	1,067,348	1.6%
Household Durables	205,353	0.3%
Household Products	759,743	1.2%
Independent Power and Renewable Electricity Producers	21,894	NM
Industrial Conglomerates	542,818	0.8%
Insurance	1,000,374	1.5%
Interactive Media & Services	3,442,483	5.3%
Internet & Direct Marketing Retail	2,057,624	3.2%
IT Services	2,444,426	3.7%
Leisure Products	17,812	NM
Life Sciences Tools & Services	765,833	1.2%
Machinery	822,678	1.2%
Media	548,680	0.8%
Metals & Mining	193,650	0.3%
Multiline Retail	269,523	0.4%
Multi-Utilities	396,783	0.6%
Oil, Gas & Consumable Fuels	1,343,747	2.0%
Personal Products	115,873	0.2%
Pharmaceuticals	2,019,278	3.0%
Professional Services	237,888	0.4%
Real Estate Management & Development	49,047	0.1%
Road & Rail	498,018	0.8%
Semiconductors & Semiconductor Equipment	3,472,502	5.3%
Software	5,195,206	7.9%
Specialty Retail	1,310,684	2.0%
Technology Hardware, Storage & Peripherals	3,911,962	6.0%
Textiles, Apparel & Luxury Goods	363,729	0.6%
Tobacco	317,407	0.5%
Trading Companies & Distributors	112,397	0.2%
Water Utilities	46,271	0.1%
Wireless Telecommunication Services	91,972	0.1%
Other**	11,023,269	16.8%
Total	$65,539,814	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Bull :: 49

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$29,226,149
Securities, at value(a)	54,521,570
Repurchase agreements, at value	18,415,000
Total Investment Securities, at value	72,936,570
Segregated cash balances for futures contracts with brokers	177,100
Dividends receivable	32,795
Receivable for capital shares issued	14,018
Prepaid expenses	5,675
TOTAL ASSETS	73,166,158

LIABILITIES:
Cash overdraft	124
Payable for collateral for securities loaned	5,025
Payable for capital shares redeemed	7,363,930
Unrealized depreciation on swap agreements	77,890
Variation margin on futures contracts	9,625
Advisory fees payable	47,621
Management services fees payable	6,350
Administration fees payable	4,003
Administrative services fees payable	32,650
Distribution fees payable	35,318
Transfer agency fees payable	6,854
Fund accounting fees payable	2,360
Compliance services fees payable	330
Other accrued expenses	34,264
TOTAL LIABILITIES	7,626,344
NET ASSETS	$65,539,814

NET ASSETS CONSIST OF:
Capital	$20,062,908
Total distributable earnings (loss)	45,476,906
NET ASSETS	$65,539,814
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	932,407
Net Asset Value (offering and redemption price per share)	$70.29

(a) Includes securities on loan valued at:	$4,732

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$730,871
Interest	268
Foreign tax withholding	(71)
Net income from securities lending	433
TOTAL INVESTMENT INCOME	731,501

EXPENSES:
Advisory fees	550,790
Management services fees	73,438
Administration fees	54,436
Transfer agency fees	44,480
Administrative services fees	188,008
Distribution fees	183,597
Custody fees	11,082
Fund accounting fees	31,595
Trustee fees	1,223
Compliance services fees	491
Other fees	59,253
Recoupment of prior expenses reduced by the Advisor	17,083
TOTAL NET EXPENSES	1,215,476
NET INVESTMENT INCOME (LOSS)	(483,975)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	813,944
Net realized gains (losses) on futures contracts	1,882,126
Net realized gains (losses) on swap agreements	3,443,200
Change in net unrealized appreciation/depreciation on investment securities	11,153,348
Change in net unrealized appreciation/depreciation on futures contracts	(185,022)
Change in net unrealized appreciation/depreciation on swap agreements	(164,378)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	16,943,218
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$16,459,243

See accompanying notes to financial statements.

50 :: ProFund VP Bull :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(483,975)	$(254,150)
Net realized gains (losses) on investments	6,139,270	5,255,967
Change in net unrealized appreciation/depreciation on investments	10,803,948	3,135,954
Change in net assets resulting from operations	16,459,243	8,137,771

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(4,701,790)	(3,153,052)
Change in net assets resulting from distributions	(4,701,790)	(3,153,052)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	283,899,315	133,700,471
Distributions reinvested	4,701,790	3,153,052
Value of shares redeemed	(300,862,764)	(141,766,141)
Change in net assets resulting from capital transactions	(12,261,659)	(4,912,618)
Change in net assets	(504,206)	72,101

NET ASSETS:
Beginning of period	66,044,020	65,971,919
End of period	$65,539,814	$66,044,020

SHARE TRANSACTIONS:
Issued	4,348,636	2,571,796
Reinvested	78,246	55,639
Redeemed	(4,606,790)	(2,745,422)
Change in shares	(179,908)	(117,987)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Bull :: 51

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020		Year Ended Dec. 31, 2019		Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$59.38	$53.62		$42.46		$50.65		$43.55

Investment Activities:
Net investment income (loss)(a)	(0.42)	(0.23)		0.16		0.11		(0.13)
Net realized and unrealized gains (losses) on investments	15.37	8.70		11.98		(2.71)		8.48
Total income (loss) from investment activities	14.95	8.47		12.14		(2.60)		8.35

Distributions to Shareholders From:
Net investment income	—	(0.05)		(0.13)		—		—
Net realized gains on investments	(4.04)	(2.66)		(0.85)		(5.59)		(1.25)
Total distributions	(4.04)	(2.71)		(0.98)		(5.59)		(1.25)

Net Asset Value, End of Period	$70.29	$59.38		$53.62		$42.46		$50.65

Total Return	26.33%	16.03%		28.88%		(6.15	)%(b)	19.34%

Ratios to Average Net Assets:
Gross expenses	1.65%	1.72%		1.70%		1.69%		1.68%
Net expenses	1.65%	1.69	%(c)	1.70	%(c)	1.62	%(b)	1.68%
Net investment income (loss)	(0.66)%	(0.44)%		0.32%		0.23	%(b)	(0.28)%

Supplemental Data:
Net assets, end of period (000's)	$65,540	$66,044		$65,972		$58,926		$92,541
Portfolio turnover rate(d)	49%	4%		56%		8%		3%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.68% and 0.17%, respectively, and the total return would have been (6.22)%.
(c)	The expense ratio does not correlated to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

52 :: ProFund VP Consumer Goods :: Management Discussion of Fund Performance

ProFund VP Consumer Goods seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer GoodsSM Index (the "Index"). For the year ended December 31, 2021, the Fund had a total return of 19.65%. For the same period, the Index had a return of 21.82%1 and a volatility of 15.24%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of consumer goods sector of the U.S. equity market. Component companies include, among others, automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing accessories, and footwear.

During the year ended December 31, 2021, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Consumer Goods from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Consumer Goods	19.65%	14.23%	12.66%
Dow Jones U.S. Consumer GoodsSM Index	21.82%	16.17%	14.58%
S&P 500®	28.71%	18.47%	16.55%

Expense Ratios**

Fund	Gross	Net
ProFund VP Consumer Goods	1.75%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Swap Agreements	1%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Tesla, Inc.	21.9%
The Procter & Gamble Co.	10.1%
PepsiCo, Inc.	6.1%
The Coca-Cola Co.	5.9%
NIKE, Inc.	5.4%

Dow Jones U.S. Consumer GoodsSM
Index – Composition

% of Index
Food, Beverage & Tobacco	33%
Automobiles & Components	30%
Household & Personal Products	17%
Consumer Durables & Apparel	15%
Media & Entertainment	3%
Retailing	1%
Capital Goods	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Consumer Goods :: 53

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (99.0%)

	Shares	Value
Activision Blizzard, Inc. (Entertainment)	5,226	$347,687
Altria Group, Inc. (Tobacco)	12,328	584,224
Aptiv PLC* (Auto Components)	1,815	299,385
Archer-Daniels-Midland Co. (Food Products)	3,755	253,800
Autoliv, Inc. (Auto Components)	528	54,600
Beyond Meat, Inc.*(a) (Food Products)	403	26,259
BorgWarner, Inc. (Auto Components)	1,608	72,473
Brown-Forman Corp.—Class B (Beverages)	1,226	89,326
Brunswick Corp. (Leisure Products)	517	52,077
Bunge, Ltd. (Food Products)	944	88,132
Callaway Golf Co.* (Leisure Products)	785	21,540
Campbell Soup Co. (Food Products)	1,358	59,019
Capri Holdings, Ltd.* (Textiles, Apparel & Luxury Goods)	1,009	65,494
Carter's, Inc. (Textiles, Apparel & Luxury Goods)	284	28,746
Church & Dwight Co., Inc. (Household Products)	1,639	167,998
Colgate-Palmolive Co. (Household Products)	5,656	482,683
Columbia Sportswear Co. (Textiles, Apparel & Luxury Goods)	232	22,606
Conagra Brands, Inc. (Food Products)	3,218	109,895
Constellation Brands, Inc.—Class A (Beverages)	1,103	276,820
Coty, Inc.*—Class A (Personal Products)	2,250	23,625
Cricut, Inc.*—Class A (Household Durables)	242	5,346
Crocs, Inc.* (Textiles, Apparel & Luxury Goods)	396	50,775
Darling Ingredients, Inc.* (Food Products)	1,085	75,180
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	184	67,401
DR Horton, Inc. (Household Durables)	2,188	237,288
Electronic Arts, Inc. (Entertainment)	1,898	250,346
Energizer Holdings, Inc. (Household Products)	421	16,882
Flowers Foods, Inc. (Food Products)	1,333	36,618
Ford Motor Co. (Automobiles)	26,343	547,144
Fox Factory Holding Corp.* (Auto Components)	283	48,138
Freshpet, Inc.* (Food Products)	291	27,724
General Mills, Inc. (Food Products)	4,065	273,900
General Motors Co.* (Automobiles)	9,743	571,232
Gentex Corp. (Auto Components)	1,585	55,237
Genuine Parts Co. (Distributors)	955	133,891
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	2,342	39,158
Harley-Davidson, Inc. (Automobiles)	1,032	38,896
Hasbro, Inc. (Leisure Products)	871	88,651
Helen of Troy, Ltd.* (Household Durables)	162	39,604
Herbalife Nutrition, Ltd.* (Personal Products)	662	27,096
Hormel Foods Corp. (Food Products)	1,893	92,397
Ingredion, Inc. (Food Products)	447	43,198
Kellogg Co. (Food Products)	1,716	110,545
Keurig Dr Pepper, Inc. (Beverages)	4,947	182,346
Kimberly-Clark Corp. (Household Products)	2,259	322,856
Lamb Weston Holding, Inc. (Food Products)	980	62,112
Lancaster Colony Corp. (Food Products)	133	22,025
Lear Corp. (Auto Components)	401	73,363
Leggett & Platt, Inc. (Household Durables)	894	36,797
Lennar Corp.—Class A (Household Durables)	1,825	211,992
Lennar Corp.—Class B (Household Durables)	104	9,944
Levi Strauss & Co. (Textiles, Apparel & Luxury Goods)	647	16,194
Lucid Group, Inc.*(a) (Automobiles)	3,692	140,481
Lululemon Athletica, Inc.* (Textiles, Apparel & Luxury Goods)	793	310,420
Luminar Technologies, Inc.* (Auto Components)	1,445	24,435
Mattel, Inc.* (Leisure Products)	2,349	50,644
McCormick & Co., Inc. (Food Products)	1,673	161,629
Mohawk Industries, Inc.* (Household Durables)	368	67,042
Molson Coors Beverage Co.—Class B (Beverages)	1,264	58,586
Mondelez International, Inc.—Class A (Food Products)	9,362	620,793
Monster Beverage Corp.* (Beverages)	2,522	242,213
National Beverage Corp. (Beverages)	156	7,071
Newell Brands, Inc. (Household Durables)	2,540	55,474
NIKE, Inc.—Class B (Textiles, Apparel & Luxury Goods)	8,576	1,429,363
NVR, Inc.* (Household Durables)	22	129,995
Peloton Interactive, Inc.*—Class A (Leisure Products)	1,997	71,413
PepsiCo, Inc. (Beverages)	9,279	1,611,856
Performance Food Group Co.* (Food & Staples Retailing)	1,035	47,496
Philip Morris International, Inc. (Tobacco)	10,449	992,655
Pilgrim's Pride Corp.* (Food Products)	326	9,193
Playtika Holding Corp.* (Entertainment)	686	11,861
Polaris, Inc. (Leisure Products)	383	42,096
Pool Corp. (Distributors)	269	152,254
Post Holdings, Inc.* (Food Products)	393	44,303
PulteGroup, Inc. (Household Durables)	1,698	97,058
PVH Corp. (Textiles, Apparel & Luxury Goods)	477	50,872
QuantumScape Corp.* (Auto Components)	1,660	36,835
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)	327	38,867
Reynolds Consumer Products, Inc. (Household Products)	365	11,461
Rivian Automotive, Inc.*—Class A (Automobiles)	1,039	107,734
ROBLOX Corp.*—Class A (Entertainment)	283	29,194
Seaboard Corp. (Food Products)	2	7,870
Skechers U.S.A., Inc.*—Class A (Textiles, Apparel & Luxury Goods)	904	39,234
Stanley Black & Decker, Inc. (Machinery)	1,094	206,350
Take-Two Interactive Software, Inc.* (Entertainment)	774	137,555
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	1,846	74,948
Tempur Sealy International, Inc. (Household Durables)	1,291	60,716
Tesla, Inc.* (Automobiles)	5,457	5,766,849
The Boston Beer Co., Inc.*—Class A (Beverages)	63	31,821
The Clorox Co. (Household Products)	825	143,847
The Coca-Cola Co. (Beverages)	26,095	1,545,085
The Estee Lauder Co., Inc. (Personal Products)	1,556	576,031
The Hain Celestial Group, Inc.* (Food Products)	622	26,503
The Hershey Co. (Food Products)	975	188,633
The JM Smucker Co.—Class A (Food Products)	727	98,741

See accompanying notes to financial statements.

54 :: ProFund VP Consumer Goods :: Financial Statements

Common Stocks, continued

	Shares	Value
The Kraft Heinz Co. (Food Products)	4,764	$171,028
The Procter & Gamble Co. (Household Products)	16,241	2,656,703
Thor Industries, Inc. (Automobiles)	373	38,706
Toll Brothers, Inc. (Household Durables)	768	55,596
TopBuild Corp.* (Household Durables)	221	60,976
Tyson Foods, Inc.—Class A (Food Products)	1,979	172,490
Under Armour, Inc.*—Class A (Textiles, Apparel & Luxury Goods)	1,264	26,784
Under Armour, Inc.*—Class C (Textiles, Apparel & Luxury Goods)	1,441	25,996
US Foods Holding Corp.* (Food & Staples Retailing)	1,494	52,036
VF Corp. (Textiles, Apparel & Luxury Goods)	2,188	160,205
Whirlpool Corp. (Household Durables)	408	95,741
YETI Holdings, Inc.* (Leisure Products)	588	48,704
Zynga, Inc.* (Entertainment)	7,063	45,203
TOTAL COMMON STOCKS (Cost $11,234,221)		26,108,310

Repurchase Agreements(b) (3.4%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $904,000	$904,000	$904,000
TOTAL REPURCHASE AGREEMENTS (Cost $904,000)		904,000

Collateral for Securities Loaned(c) (0.6%)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares, 0.03%(d)	156,395	$156,395
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $156,395)		156,395
TOTAL INVESTMENT SECURITIES (Cost $12,294,616)—103.0%		27,168,705
Net other assets (liabilities)—(3.0)%		(792,314)
NET ASSETS—100.0%		$26,376,391

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $149,474.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Securities were purchased with cash collateral held from securities on loan at December 31, 2021.
(d)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2021.

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Consumer Goods Index	Goldman Sachs International	1/24/22	0.68%	$231,391	$4,204

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Consumer Goods invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Auto Components	$664,466	2.5%
Automobiles	7,211,042	27.4%
Beverages	4,045,124	15.3%
Distributors	286,145	1.1%
Entertainment	821,846	3.1%
Food & Staples Retailing	99,532	0.4%
Food Products	2,781,987	10.5%
Household Durables	1,163,569	4.4%
Household Products	3,802,430	14.4%
Leisure Products	375,125	1.4%
Machinery	206,350	0.8%
Personal Products	626,752	2.4%
Textiles, Apparel & Luxury Goods	2,447,063	9.3%
Tobacco	1,576,879	6.0%
Other**	268,081	1.0%
Total	$26,376,391	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Consumer Goods :: 55

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$12,294,616
Securities, at value(a)	26,264,705
Repurchase agreements, at value	904,000
Total Investment Securities, at value	27,168,705
Cash	44
Dividends receivable	41,486
Unrealized appreciation on swap agreements	4,204
Prepaid expenses	286
TOTAL ASSETS	27,214,725

LIABILITIES:
Payable for collateral for securities loaned	156,395
Payable for capital shares redeemed	627,398
Advisory fees payable	17,996
Management services fees payable	2,399
Administration fees payable	1,491
Administrative services fees payable	9,622
Distribution fees payable	9,757
Transfer agency fees payable	2,381
Fund accounting fees payable	854
Compliance services fees payable	100
Other accrued expenses	9,941
TOTAL LIABILITIES	838,334
NET ASSETS	$26,376,391

NET ASSETS CONSIST OF:
Capital	$12,288,582
Total distributable earnings (loss)	14,087,809
NET ASSETS	$26,376,391
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	379,794
Net Asset Value (offering and redemption price per share)	$69.45

(a) Includes securities on loan valued at:	$149,474

Statement of Operations

For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$351,081
Interest	4
Net income from securities lending	211
TOTAL INVESTMENT INCOME	351,296

EXPENSES:
Advisory fees	153,826
Management services fees	20,510
Administration fees	14,981
Transfer agency fees	12,345
Administrative services fees	59,013
Distribution fees	51,275
Custody fees	3,096
Fund accounting fees	8,611
Trustee fees	331
Compliance services fees	143
Other fees	20,043
Recoupment of prior expenses reduced by the Advisor	2,500
Total Gross Expenses before reductions	346,674
Expenses reduced and reimbursed by the Advisor	(2,104)
TOTAL NET EXPENSES	344,570
NET INVESTMENT INCOME (LOSS)	6,726

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	417,793
Net realized gains (losses) on swap agreements	60,929
Change in net unrealized appreciation/depreciation on investment securities	3,453,016
Change in net unrealized appreciation/depreciation on swap agreements	(3,245)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	3,928,493
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,935,219

See accompanying notes to financial statements.

56 :: ProFund VP Consumer Goods :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$6,726	$69,981
Net realized gains (losses) on investments	478,722	615,340
Change in net unrealized appreciation/depreciation on investments	3,449,771	3,235,118
Change in net assets resulting from operations	3,935,219	3,920,439

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(1,063,035)	(257,808)
Change in net assets resulting from distributions	(1,063,035)	(257,808)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	28,285,552	29,203,257
Distributions reinvested	1,063,035	257,808
Value of shares redeemed	(24,217,241)	(26,887,846)
Change in net assets resulting from capital transactions	5,131,346	2,573,219
Change in net assets	8,003,530	6,235,850

NET ASSETS:
Beginning of period	18,372,861	12,137,011
End of period	$26,376,391	$18,372,861

SHARE TRANSACTIONS:
Issued	443,795	598,676
Reinvested	18,134	4,680
Redeemed	(377,573)	(559,659)
Change in shares	84,356	43,697

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Consumer Goods :: 57

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$62.19	$48.21	$46.16	$66.23	$59.18

Investment Activities:
Net investment income (loss)(a)	0.02	0.25	0.49	0.70	0.49
Net realized and unrealized gains (losses) on investments	11.42	14.61	10.83	(9.43)	8.33
Total income (loss) from investment activities	11.44	14.86	11.32	(8.73)	8.82

Distributions to Shareholders From:
Net investment income	(0.27)	(0.38)	(0.80)	(0.74)	(0.82)
Net realized gains on investments	(3.91)	(0.50)	(8.47)	(10.60)	(0.95)
Total distributions	(4.18)	(0.88)	(9.27)	(11.34)	(1.77)

Net Asset Value, End of Period	$69.45	$62.19	$48.21	$46.16	$66.23

Total Return	19.65%	31.05%	26.56%	(14.80)%	15.05%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.75%	1.73%	1.72%	1.68%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.03%	0.50%	1.01%	1.23%	0.76%

Supplemental Data:
Net assets, end of period (000’s)	$26,376	$18,373	$12,137	$8,989	$18,827
Portfolio turnover rate(b)	65%	141%	71%	41%	107%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

58 :: ProFund VP Consumer Services :: Management Discussion of Fund Performance

ProFund VP Consumer Services (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer ServicesSM Index (the "Index"). For the year ended December 31, 2021, the Fund had a total return of 10.23%. For the same period, the Index had a return of 12.01%1 and a volatility of 14.53%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to one and one-half times the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of consumer services sector of the U.S. equity market. Component companies include, among others, airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism.

During the year ended December 31, 2021, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Consumer Services from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Consumer Services	10.23%	16.00%	15.97%
Dow Jones U.S. Consumer ServicesSM Index	12.01%	17.78%	17.87%
S&P 500®	28.71%	18.47%	16.55%

Expense Ratios**

Fund	Gross	Net
ProFund VP Consumer Services	1.75%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Swap Agreements	1%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	24.5%
The Home Depot, Inc.	7.4%
The Walt Disney Co.	4.7%
Netflix, Inc.	4.5%
Costco Wholesale Corp.	4.2%

Dow Jones U.S. Consumer ServicesSM
Index – Composition

% of Index
Retailing	47%
Media & Entertainment	20%
Consumer Services	17%
Food & Staples Retailing	10%
Transportation	3%
Commercial & Professional Services	2%
Health Care Equipment & Services	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Consumer Services :: 59

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (98.7%)

	Shares	Value
Advance Auto Parts, Inc. (Specialty Retail)	328	$78,681
Airbnb, Inc.*—Class A (Hotels, Restaurants & Leisure)	1,805	300,514
Alaska Air Group, Inc.* (Airlines)	652	33,969
Albertsons Cos., Inc.—Class A (Food & Staples Retailing)	511	15,427
Altice USA, Inc.* (Media)	1,176	19,028
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	2,269	7,565,617
AMC Entertainment Holdings, Inc.*(a) (Entertainment)	2,674	72,733
AMERCO (Road & Rail)	51	37,038
American Airlines Group, Inc.* (Airlines)	3,371	60,543
American Eagle Outfitters, Inc. (Specialty Retail)	799	20,231
AmerisourceBergen Corp. (Health Care Providers & Services)	778	103,389
Aramark (Hotels, Restaurants & Leisure)	1,328	48,937
AutoNation, Inc.* (Specialty Retail)	208	24,305
AutoZone, Inc.* (Specialty Retail)	109	228,507
Bath & Body Works, Inc. (Specialty Retail)	1,375	95,961
Best Buy Co., Inc. (Specialty Retail)	1,151	116,942
BJ's Wholesale Club Holdings, Inc.* (Food & Staples Retailing)	711	47,616
Booking Holdings, Inc.* (Hotels, Restaurants & Leisure)	213	511,036
Boyd Gaming Corp.* (Hotels, Restaurants & Leisure)	426	27,933
Bright Horizons Family Solutions, Inc.* (Diversified Consumer Services)	314	39,526
Burlington Stores, Inc.* (Specialty Retail)	347	101,154
Cable One, Inc. (Media)	26	45,850
Caesars Entertainment, Inc.* (Hotels, Restaurants & Leisure)	1,112	104,005
Cardinal Health, Inc. (Health Care Providers & Services)	1,466	75,484
CarMax, Inc.* (Specialty Retail)	844	109,914
Carnival Corp.*—Class A (Hotels, Restaurants & Leisure)	4,186	84,222
Carvana Co.* (Specialty Retail)	445	103,147
Casey's General Stores, Inc. (Food & Staples Retailing)	194	38,286
Charter Communications, Inc.*—Class A (Media)	643	419,217
Chegg, Inc.* (Diversified Consumer Services)	754	23,148
Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	146	255,245
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)	171	26,674
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	179	43,121
Comcast Corp.—Class A (Media)	23,730	1,194,330
ContextLogic, Inc.*—Class A (Internet & Direct Marketing Retail)	1,743	5,421
Copart, Inc.* (Commercial Services & Supplies)	1,110	168,298
Costco Wholesale Corp. (Food & Staples Retailing)	2,298	1,304,574
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)	123	15,823
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	675	101,682
Delta Air Lines, Inc.* (Airlines)	3,330	130,136
Dick's Sporting Goods, Inc. (Specialty Retail)	338	38,867
Discovery, Inc.*(a) (Media)	881	20,739
Discovery, Inc.*—Class C (Media)	1,581	36,205
DISH Network Corp.*—Class A (Media)	1,300	42,172
Dollar General Corp. (Multiline Retail)	1,214	286,298
Dollar Tree, Inc.* (Multiline Retail)	1,170	164,408
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)	190	107,223
DraftKings, Inc.*—Class A (Hotels, Restaurants & Leisure)	1,734	47,633
Endeavor Group Holdings, Inc.*—Class A (Entertainment)	109	3,803
Expedia Group, Inc.* (Hotels, Restaurants & Leisure)	759	137,166
Five Below, Inc.* (Specialty Retail)	292	60,412
Floor & Decor Holdings, Inc.* (Specialty Retail)	549	71,375
Foot Locker, Inc. (Specialty Retail)	470	20,506
Fox Corp.—Class A (Media)	1,667	61,512
Fox Corp.—Class B (Media)	766	26,251
frontdoor, Inc.*—Class A (Diversified Consumer Services)	441	16,163
GameStop Corp.*—Class A (Specialty Retail)	322	47,782
Grand Canyon Education, Inc.* (Diversified Consumer Services)	208	17,828
H&R Block, Inc. (Diversified Consumer Services)	914	21,534
Hilton Worldwide Holdings, Inc.* (Hotels, Restaurants & Leisure)	1,450	226,186
Hyatt Hotels Corp.*—Class A (Hotels, Restaurants & Leisure)	262	25,126
IAA, Inc.* (Commercial Services & Supplies)	701	35,485
IHS Markit, Ltd. (Professional Services)	2,074	275,676
JetBlue Airways Corp.* (Airlines)	1,654	23,553
Joby Aviation, Inc.* (Industrial)	1,384	10,103
Kohl's Corp. (Multiline Retail)	783	38,672
Las Vegas Sands Corp.* (Hotels, Restaurants & Leisure)	1,790	67,376
Liberty Broadband Corp.*—Class A (Media)	122	19,630
Liberty Broadband Corp.*—Class C (Media)	736	118,570
Liberty Media Corp-Liberty Formula One*—Class A (Entertainment)	117	6,943
Liberty Media Corp-Liberty Formula One*—Class C (Entertainment)	1,059	66,971
Liberty Media Corp-Liberty SiriusXM*—Class A (Media)	411	20,899
Liberty Media Corp-Liberty SiriusXM*—Class C (Media)	832	42,307
Lithia Motors, Inc.—Class A (Specialty Retail)	157	46,621
Live Nation Entertainment, Inc.* (Entertainment)	702	84,022
LiveRamp Holdings, Inc.* (IT Services)	355	17,022
LKQ Corp. (Distributors)	1,395	83,742
Lowe's Cos., Inc. (Specialty Retail)	3,602	931,044
Lyft, Inc.* (Road & Rail)	1,538	65,719
Marriott International, Inc.*—Class A (Hotels, Restaurants & Leisure)	1,424	235,280
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	222	37,514

See accompanying notes to financial statements.

60 :: ProFund VP Consumer Services :: Financial Statements

Common Stocks, continued

	Shares	Value
McDonald’s Corp. (Hotels, Restaurants & Leisure)	3,888	$1,042,256
MGM Resorts International (Hotels, Restaurants & Leisure)	2,026	90,927
Murphy USA, Inc. (Specialty Retail)	123	24,507
National Vision Holdings, Inc.* (Specialty Retail)	430	20,636
Netflix, Inc.* (Entertainment)	2,304	1,388,022
News Corp.—Class A (Media)	2,046	45,646
News Corp.—Class B (Media)	634	14,265
Nexstar Media Group, Inc.—Class A (Media)	213	32,159
Norwegian Cruise Line Holdings, Ltd.* (Hotels, Restaurants & Leisure)	1,926	39,945
Ollie's Bargain Outlet Holdings, Inc.* (Multiline Retail)	315	16,125
Omnicom Group, Inc. (Media)	1,106	81,037
O'Reilly Automotive, Inc.* (Specialty Retail)	351	247,886
Penn National Gaming, Inc.* (Hotels, Restaurants & Leisure)	864	44,798
Penske Automotive Group, Inc. (Specialty Retail)	159	17,048
Petco Health & Wellness Co., Inc.* (Specialty Retail)	425	8,411
Pinterest, Inc.*—Class A (Interactive Media & Services)	2,927	106,396
Planet Fitness, Inc.* (Hotels, Restaurants & Leisure)	433	39,221
Qurate Retail, Inc.—Class A (Internet & Direct Marketing Retail)	1,860	14,136
RH* (Specialty Retail)	90	48,235
Roku, Inc.* (Entertainment)	612	139,658
Rollins, Inc. (Commercial Services & Supplies)	1,178	40,299
Ross Stores, Inc. (Specialty Retail)	1,850	211,418
Royal Caribbean Cruises, Ltd.* (Hotels, Restaurants & Leisure)	1,167	89,742
Scientific Games Corp.* (Hotels, Restaurants & Leisure)	502	33,549
Service Corp. International (Diversified Consumer Services)	857	60,838
Sirius XM Holdings, Inc.(a) (Media)	4,786	30,391
Southwest Airlines Co.* (Airlines)	3,080	131,947
Sprouts Farmers Market, Inc.* (Food & Staples Retailing)	585	17,363
Starbucks Corp. (Hotels, Restaurants & Leisure)	6,139	718,079
Stitch Fix, Inc.*—Class A (Internet & Direct Marketing Retail)	433	8,192
Sysco Corp. (Food & Staples Retailing)	2,667	209,493
Target Corp. (Multiline Retail)	2,539	587,626
TEGNA, Inc. (Media)	1,152	21,381
Terminix Global Holdings, Inc.* (Diversified Consumer Services)	631	28,540
Texas Roadhouse, Inc.—Class A (Hotels, Restaurants & Leisure)	362	32,319
The Gap, Inc. (Specialty Retail)	1,116	19,697
The Home Depot, Inc. (Specialty Retail)	5,491	2,278,819
The Interpublic Group of Cos., Inc. (Media)	2,049	76,735
The Kroger Co. (Food & Staples Retailing)	3,520	159,315
The Madison Square Garden Co.*—Class A (Entertainment)	89	15,462
The New York Times Co.—Class A (Media)	869	41,973
The TJX Cos., Inc. (Specialty Retail)	6,256	474,955
The Walt Disney Co.* (Entertainment)	9,453	1,464,176
The Wendy's Co. (Hotels, Restaurants & Leisure)	919	21,918
Tractor Supply Co. (Specialty Retail)	592	141,251
TripAdvisor, Inc.* (Interactive Media & Services)	516	14,066
Uber Technologies, Inc.* (Road & Rail)	8,680	363,953
Ulta Beauty, Inc.* (Specialty Retail)	283	116,692
United Airlines Holdings , Inc.* (Airlines)	1,685	73,769
Vail Resorts, Inc. (Hotels, Restaurants & Leisure)	210	68,859
ViacomCBS, Inc.—Class A (Media)	47	1,568
ViacomCBS, Inc.—Class B (Media)	3,156	95,248
Victoria's Secret & Co.* (Specialty Retail)	377	20,939
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	3,737	194,922
Walmart, Inc. (Food & Staples Retailing)	7,398	1,070,417
Warner Music Group Corp.—Class A (Entertainment)	529	22,842
Wayfair, Inc.*—Class A (Internet & Direct Marketing Retail)	406	77,128
Williams-Sonoma, Inc. (Specialty Retail)	387	65,453
World Wrestling Entertainment, Inc.—Class A (Entertainment)	233	11,496
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)	485	43,480
Wynn Resorts, Ltd.* (Hotels, Restaurants & Leisure)	547	46,517
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	1,525	211,762
ZoomInfo Technologies, Inc.*—Class A (Interactive Media & Services)	1,574	101,051
TOTAL COMMON STOCKS (Cost $14,475,119)		30,480,956

Repurchase Agreements(b) (0.6%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $182,000	$182,000	$182,000
TOTAL REPURCHASE AGREEMENTS (Cost $182,000)		182,000

Collateral for Securities Loaned(c) (0.4%)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares, 0.03%(d)	118,871	$118,871
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $118,871)		118,871
TOTAL INVESTMENT SECURITIES (Cost $14,775,990)—99.7%		30,781,827
Net other assets (liabilities)—0.3%		102,622
NET ASSETS—100.0%		$30,884,449

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $109,410.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Securities were purchased with cash collateral held from securities on loan at December 31, 2021.
(d)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2021.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Consumer Services :: 61

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Consumer Services Index	Goldman Sachs International	1/24/22	0.68%	$421,963	$2,031

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Consumer Services invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Airlines	$453,917	1.5%
Commercial Services & Supplies	244,082	0.8%
Distributors	83,742	0.3%
Diversified Consumer Services	207,577	0.7%
Entertainment	3,276,128	10.6%
Food & Staples Retailing	3,057,413	9.9%
Health Care Providers & Services	178,873	0.6%
Hotels, Restaurants & Leisure	4,926,068	15.9%
Industrial	10,103	NM
Interactive Media & Services	221,513	0.7%
Internet & Direct Marketing Retail	7,670,494	24.8%
IT Services	17,022	0.1%
Media	2,507,113	8.1%
Multiline Retail	1,093,129	3.5%
Professional Services	275,676	0.9%
Road & Rail	466,710	1.5%
Specialty Retail	5,791,396	18.8%
Other**	403,493	1.3%
Total	$30,884,449	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

62 :: ProFund VP Consumer Services :: Financial Statements

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$14,775,989
Securities, at value(a)	30,599,827
Repurchase agreements, at value	182,000
Total Investment Securities, at value	30,781,827
Cash	959
Segregated cash balances for swap agreements with custodian	270,000
Dividends receivable	8,464
Unrealized appreciation on swap agreements	2,031
Receivable for capital shares issued	86,379
Prepaid expenses	440
TOTAL ASSETS	31,150,100

LIABILITIES:
Payable for collateral for securities loaned	118,871
Payable for capital shares redeemed	68,083
Advisory fees payable	23,167
Management services fees payable	3,089
Administration fees payable	1,853
Administrative services fees payable	15,540
Distribution fees payable	14,998
Transfer agency fees payable	3,050
Fund accounting fees payable	1,065
Compliance services fees payable	135
Other accrued expenses	15,800
TOTAL LIABILITIES	265,651
NET ASSETS	$30,884,449

NET ASSETS CONSIST OF:
Capital	$15,892,451
Total distributable earnings (loss)	14,991,998
NET ASSETS	$30,884,449
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	399,205
Net Asset Value (offering and redemption price per share)	$77.36

(a) Includes securities on loan valued at:	$109,410

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$219,337
Interest	8
Net income from securities lending	272
TOTAL INVESTMENT INCOME	219,617

EXPENSES:
Advisory fees	237,530
Management services fees	31,670
Administration fees	23,852
Transfer agency fees	19,310
Administrative services fees	88,143
Distribution fees	79,177
Custody fees	4,704
Fund accounting fees	13,430
Trustee fees	531
Compliance services fees	197
Other fees	31,096
Recoupment of prior expenses reduced by the Advisor	4,000
Total Gross Expenses before reductions	533,640
Expenses reduced and reimbursed by the Advisor	(1,572)
TOTAL NET EXPENSES	532,068
NET INVESTMENT INCOME (LOSS)	(312,451)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	602,369
Net realized gains (losses) on swap agreements	(8,807)
Change in net unrealized appreciation/depreciation on investment securities	2,803,048
Change in net unrealized appreciation/depreciation on swap agreements	(6,486)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	3,390,124
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,077,673

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Consumer Services :: 63

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(312,451)	$(189,170)
Net realized gains (losses) on investments	593,562	2,045,045
Change in net unrealized appreciation/depreciation on investments	2,796,562	4,377,426
Change in net assets resulting from operations	3,077,673	6,233,301

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(2,445,589)	(9,139,256)
Change in net assets resulting from distributions	(2,445,589)	(9,139,256)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	16,484,139	25,070,116
Distributions reinvested	2,445,589	9,139,256
Value of shares redeemed	(20,612,082)	(26,214,874)
Change in net assets resulting from capital transactions	(1,682,354)	7,994,498
Change in net assets	(1,050,270)	5,088,543

NET ASSETS:
Beginning of period	31,934,719	26,846,176
End of period	$30,884,449	$31,934,719

SHARE TRANSACTIONS:
Issued	211,808	317,539
Reinvested	33,835	125,075
Redeemed	(265,804)	(346,817)
Change in shares	(20,161)	95,797

See accompanying notes to financial statements.

64 :: ProFund VP Consumer Services :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019		Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$76.15	$82.97	$69.55		$72.88		$61.58

Investment Activities:
Net investment income (loss)(a)	(0.76)	(0.56)	(0.40)		(0.29)		(0.12)
Net realized and unrealized gains (losses) on investments	8.12	22.85	17.30		1.12		11.42
Total income (loss) from investment activities	7.36	22.29	16.90		0.83		11.30

Distributions to Shareholders From:
Net realized gains on investments	(6.15)	(29.11)	(3.48)		(4.16)		—

Net Asset Value, End of Period	$77.36	$76.15	$82.97		$69.55		$72.88

Total Return	10.23%	28.34%	24.64%		0.62	%(b)	18.37%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.75%	1.72%		1.73%		1.72%
Net expenses	1.68%	1.68%	1.71	%(c)	1.65	%(b)	1.68%
Net investment income (loss)	(0.99)%	(0.72)%	(0.50)%		(0.38	)%(b)	(0.18)%

Supplemental Data:
Net assets, end of period (000's)	$30,884	$31,935	$26,846		$25,222		$32,762
Portfolio turnover rate(d)	39%	116%	182%		82%		81%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.67% and (0.40)%, respectively, and the total return would have been 0.60%.
(c)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Dow 30 :: 65

ProFund VP Dow 30 (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Industrial Average® (the "Index"). For the year ended December 31, 2021, the Fund had a total return of 17.51%. For the same period, the Index had a total return of 20.95%1 and a volatility of 12.42%. For the year, the Fund achieved an average daily statistical correlation of 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is a price-weighted index. The Index includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors, and accurately represents the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks. Instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment, and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component's core business. When such an event necessitates that one component be replaced, the entire Index is reviewed.

During the year ended December 31, 2021, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Dow 30 from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Dow 30	17.51%	12.36%	10.81%
Dow Jones Industrial Average®	20.95%	15.51%	14.21%

Expense Ratios**

Fund	Gross	Net
ProFund VP Dow 30	1.58%	1.58%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Dow 30 primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Dow Jones Industrial Average® Index – Composition

% of Index
Information Technology	22%
Health Care	18%
Financials	16%
Consumer Discretionary	15%
Industrials	14%
Consumer Staples	8%
Communication Services	4%
Energy	2%
Materials	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

66 :: ProFund VP Dow 30 :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2021

Repurchase Agreements(a)(b) (99.8%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $218,000	$218,000	$218,000
TOTAL REPURCHASE AGREEMENTS (Cost $218,000)		218,000
TOTAL INVESTMENT SECURITIES (Cost $218,000)—99.8%		218,000
Net other assets (liabilities)—0.2%		490
NET ASSETS—100.0%		$218,490

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2021, the aggregate amount held in a segregated account was $192,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones Industrial Average	Goldman Sachs International	1/27/22	0.68%	$154,704	$141
Dow Jones Industrial Average	UBS AG	1/27/22	0.58%	63,756	59
				$218,460	$200

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Dow 30 :: 67

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$218,000
Repurchase agreements, at value	218,000
Total Investment Securities, at value	218,000
Cash	925
Unrealized appreciation on swap agreements	200
Prepaid expenses	4
TOTAL ASSETS	219,129

LIABILITIES:
Payable for capital shares redeemed	35
Advisory fees payable	159
Management services fees payable	21
Administration fees payable	14
Administrative services fees payable	51
Distribution fees payable	107
Transfer agency fees payable	34
Fund accounting fees payable	8
Compliance services fees payable	2
Other accrued expenses	208
TOTAL LIABILITIES	639
NET ASSETS	$218,490

NET ASSETS CONSIST OF:
Capital	$1,819,368
Total distributable earnings (loss)	(1,600,878)
NET ASSETS	$218,490
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	9,142
Net Asset Value (offering and redemption price per share)	$23.90

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Interest	$8

EXPENSES:
Advisory fees	3,412
Management services fees	455
Administration fees	324
Transfer agency fees	278
Administrative services fees	233
Distribution fees	1,137
Custody fees	89
Fund accounting fees	185
Trustee fees	7
Compliance services fees	5
Other fees	562
TOTAL NET EXPENSES	6,687
NET INVESTMENT INCOME (LOSS)	(6,679)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	36,870
Change in net unrealized appreciation/depreciation on swap agreements	(6,186)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	30,684
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$24,005

See accompanying notes to financial statements.

68 :: ProFund VP Dow 30 :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(6,679)	$(5,802)
Net realized gains (losses) on investments	36,870	70,081
Change in net unrealized appreciation/depreciation on investments	(6,186)	7,638
Change in net assets resulting from operations	24,005	71,917

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(55,117)	(111,280)
Change in net assets resulting from distributions	(55,117)	(111,280)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	24,536,278	18,480,818
Distributions reinvested	26,861	111,280
Value of shares redeemed	(24,698,466)	(18,483,574)
Change in net assets resulting from capital transactions	(135,327)	108,524
Change in net assets	(166,439)	69,161

NET ASSETS:
Beginning of period	384,929	315,768
End of period	$218,490	$384,929

SHARE TRANSACTIONS:
Issued	1,048,587	800,228
Reinvested	1,208	5,026
Redeemed	(1,057,199)	(799,920)
Change in shares	(7,404)	5,334

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Dow 30 :: 69

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$23.26	$28.16	$23.07	$31.90	$36.39

Investment Activities:
Net investment income (loss)(a)	(0.34)	(0.31)	0.15	0.05	(0.24)
Net realized and unrealized gains (losses) on investments	4.18	2.05	4.97	(1.18)	7.74
Total income (loss) from investment activities	3.84	1.74	5.12	(1.13)	7.50

Distributions to Shareholders From:
Net investment income	—	(0.13)	(0.03)	—	—
Net realized gains on investments	(3.20)	(6.51)	—	(7.70)	(11.99)
Total distributions	(3.20)	(6.64)	(0.03)	(7.70)	(11.99)

Net Asset Value, End of Period	$23.90	$23.26	$28.16	$23.07	$31.90

Total Return	17.51%	7.41%	22.18%	(6.03)%	23.63%

Ratios to Average Net Assets:
Gross expenses	1.47%	1.58%	1.47%	1.49%	1.44%
Net expenses	1.47%	1.58%	1.47%	1.49%	1.44%
Net investment income (loss)	(1.47)%	(1.31)%	0.56%	0.16%	(0.68)%

Supplemental Data:
Net assets, end of period (000's)	$218	$385	$316	$307	$349
Portfolio turnover rate(b)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

70 :: ProFund VP Emerging Markets :: Management Discussion of Fund Performance

ProFund VP Emerging Markets (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the S&P/BNY Mellon Emerging 50 ADR Index (USD) (the "Index"). For the year ended December 31, 2021, the Fund had a total return of -18.01%. For the same period, the Index had a total return of -16.59%1 and a volatility of 24.49%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to that of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is a free-float adjusted, market capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on Nasdaq. As of December 31, 2021, the Index consists of companies from the following emerging market countries: Brazil, Chile, China, Colombia, India, Indonesia, Mexico, South Africa, South Korea and Taiwan. The Index is expressed in U.S. dollar terms and as such should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

During the year ended December 31, 2021, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Emerging Markets from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Emerging Markets	-18.01%	7.82%	2.56%
S&P/BNY Mellon Emerging 50 ADR Index (USD)	-16.59%	9.44%	4.17%

Expense Ratios**

Fund	Gross	Net
ProFund VP Emerging Markets	1.74%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	96%
Swap Agreements	4%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	19.5%
Alibaba Group Holding, Ltd.	13.2%
Infosys Technologies, Ltd.	5.6%
HDFC Bank, Ltd.	5.4%
JD.com, Inc.	4.0%

S&P/BNY Mellon Emerging 50 ADR Index (USD) – Composition

Industry Breakdown	% of Index
Information Technology	29%
Consumer Discretionary	25%
Financials	15%
Communication Services	11%
Materials	10%
Energy	4%
Consumer Staples	2%
Health Care	2%
Industrials	1%
Real Estate	1%

Country Composition
China	36%
Taiwan	24%
India	17%
Brazil	11%
Other	12%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Emerging Markets :: 71

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (94.3%)

	Shares	Value
Alibaba Group Holding, Ltd.*ADR (Internet & Direct Marketing Retail)	21,893	$2,600,670
Ambev S.A.ADR (Beverages)	57,223	160,224
America Movil S.A.B. de C.V.ADR (Wireless Telecommunication Services)	15,078	318,297
AngloGold Ashanti, Ltd.ADR (Metals & Mining)	5,419	113,691
ASE Technology Holding Co., Ltd.ADR (Semiconductors & Semiconductor Equipment)	22,192	173,320
Baidu, Inc.*ADR (Interactive Media & Services)	3,682	547,845
Banco Bradesco S.A.ADR (Banks)	62,947	215,279
Beigene, Ltd.*ADR (Biotechnology)	679	183,961
Bilibili, Inc.*ADR (Entertainment)	2,821	130,894
Cemex SAB de CV*ADR (Construction Materials)	19,653	133,247
China Life Insurance Co., Ltd.ADR(a) (Insurance)	19,322	159,020
China Petroleum & Chemical Corp.ADR (Oil, Gas & Consumable Fuels)	3,312	154,041
Chunghwa Telecom Co., Ltd.ADR (Diversified Telecommunication Services)	4,935	208,306
Dr. Reddy's Laboratories, Ltd.ADR (Pharmaceuticals)	1,577	103,152
Fomento Economico Mexicano S.A.B. de C.V.ADR (Beverages)	2,385	185,338
GDS Holdings, Ltd.*ADR (IT Services)	1,483	69,938
Gerdau S.A.ADR (Metals & Mining)	14,879	73,205
Gold Fields, Ltd.ADR (Metals & Mining)	11,525	126,659
Grupo Televisa SABADR (Media)	6,570	61,561
HDFC Bank, Ltd.ADR (Banks)	16,231	1,056,151
Huazhu Group, Ltd.*ADR (Hotels, Restaurants & Leisure)	1,909	71,282
ICICI Bank, Ltd.ADR (Banks)	33,332	659,640
Infosys Technologies, Ltd.ADR (IT Services)	43,453	1,099,796
Itau Unibanco Holding S.A.ADR (Banks)	62,913	235,923
JD.com, Inc.*ADR (Internet & Direct Marketing Retail)	11,156	781,701
KB Financial Group, Inc.ADR (Banks)	5,074	234,217
KE Holdings, Inc.*ADR (Real Estate Management & Development)	6,513	131,042
Natura & Co. Holding SA* ADR (Personal Products)	5,461	50,623
NetEase, Inc.ADR (Entertainment)	4,845	493,125
NIO, Inc.*ADR (Automobiles)	17,679	560,071
PetroChina Co., Ltd.ADR (Oil, Gas & Consumable Fuels)	2,739	121,091
Petroleo Brasileiro S.A.ADR (Oil, Gas & Consumable Fuels)	24,156	265,233
Pinduoduo, Inc.*ADR (Internet & Direct Marketing Retail)	5,695	332,019
POSCOADR (Metals & Mining)	3,939	229,604
PT Telekomunikasi Indonesia TbkADR (Diversified Telecommunication Services)	6,173	178,955
Sasol, Ltd.*ADR (Chemicals)	7,514	123,230
Shinhan Financial Group Co., Ltd.ADR (Banks)	6,707	207,313
Sibanye Stillwater, Ltd.ADR (Metals & Mining)	8,660	108,596
SK Telecom Co., Ltd.ADR (Wireless Telecommunication Services)	2,505	66,808
Sociedad Quimica y Minera de Chile SAADR (Chemicals)	1,854	93,497
Suzano Papel e Celulose S.A.*ADR (Paper & Forest Products)	10,250	110,700
Taiwan Semiconductor Manufacturing Co., Ltd.ADR (Semiconductors & Semiconductor Equipment)	31,869	3,834,159
Tata Motors, Ltd.*ADR (Automobiles)	4,569	146,619
Trip.com Group, Ltd.*ADR (Internet & Direct Marketing Retail)	5,994	147,572
United Microelectronics Corp.ADR (Semiconductors & Semiconductor Equipment)	30,000	351,000
Vale S.A.ADR (Metals & Mining)	53,514	750,267
Wipro, Ltd.ADR (IT Services)	19,212	187,509
Zai Lab, Ltd.*ADR (Biotechnology)	989	62,159
ZTO Express Cayman, Inc.ADR (Air Freight & Logistics)	5,731	161,729
TOTAL COMMON STOCKS (Cost $10,775,461)		18,570,279

Preferred Stock (1.5%)
Petroleo Brasileiro S.A.ADR (Oil, Gas & Consumable Fuels)	29,820	301,480
TOTAL PREFERRED STOCK (Cost $32,646)		301,480

Repurchase Agreements(b)(c) (3.6%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $711,000	$711,000	$711,000
TOTAL REPURCHASE AGREEMENTS (Cost $711,000)		711,000

Collateral for Securities Loaned(d)(NM)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio – Institutional Shares, 0.03%(e)	1,800	$1,800
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $1,800)		1,800
TOTAL INVESTMENT SECURITIES (Cost $11,520,907) — 99.4%		19,584,559
Net other assets (liabilities) — 0.6%		117,646
NET ASSETS — 100.0%		$19,702,205

NM	Not meaningful, amount is less than 0.05%.
*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $1,646.
(b)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2021, the aggregate amount held in a segregated account was $267,000.
(c)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(d)	Securities were purchased with cash collateral held from securities on loan at December 31, 2021.
(e)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2021.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

72 :: ProFund VP Emerging Markets :: Financial Statements

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P/BNY Mellon Emerging 50 ADR Index (USD)	Goldman Sachs International	1/27/22	0.68%	$233,497	$728
S&P/BNY Mellon Emerging 50 ADR Index (USD)	UBS AG	1/27/22	0.58%	564,176	3,667
				$797,673	$4,395

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Emerging Markets invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Air Freight & Logistics	$161,729	0.8%
Automobiles	706,690	3.5%
Banks	2,608,523	13.3%
Beverages	345,562	1.7%
Biotechnology	246,120	1.2%
Chemicals	216,727	1.1%
Construction Materials	133,247	0.7%
Diversified Telecommunication Services	387,261	2.0%
Entertainment	624,019	3.2%
Hotels, Restaurants & Leisure	71,282	0.4%
Insurance	159,020	0.8%
Interactive Media & Services	547,845	2.8%
Internet & Direct Marketing Retail	3,861,962	19.7%
IT Services	1,357,243	6.9%
Media	61,561	0.3%
Metals & Mining	1,402,022	7.1%
Oil, Gas & Consumable Fuels	841,845	4.2%
Paper & Forest Products	110,700	0.6%
Personal Products	50,623	0.3%
Pharmaceuticals	103,152	0.5%
Real Estate Management & Development	131,042	0.7%
Semiconductors & Semiconductor Equipment	4,358,479	22.1%
Wireless Telecommunication Services	385,105	1.9%
Other**	830,446	4.2%
Total	$19,702,205	100.0%

ProFund VP Emerging Markets invested in securities with exposure to the following countries as of December 31, 2021:

	Value	% of Net Assets
Brazil	$2,162,934	10.9%
Chile	93,497	0.5%
China	6,774,968	34.5%
India	3,252,867	16.5%
Indonesia	178,955	0.9%
Mexico	698,443	3.5%
South Africa	472,176	2.4%
South Korea	671,134	3.4%
Taiwan	4,566,785	23.2%
Other**	830,446	4.2%
Total	$19,702,205	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Emerging Markets :: 73

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$11,520,907
Securities, at value(a)	18,873,559
Repurchase agreements, at value	711,000
Total Investment Securities, at value	19,584,559
Dividends receivable	44,163
Unrealized appreciation on swap agreements	4,395
Receivable for capital shares issued	192,714
Prepaid expenses	1,172
TOTAL ASSETS	19,827,003

LIABILITIES:
Cash overdraft	2,013
Payable for collateral for securities loaned	1,800
Payable for capital shares redeemed	63,999
Advisory fees payable	12,292
Management services fees payable	1,639
Administration fees payable	1,170
Administrative services fees payable	12,607
Distribution fees payable	13,190
Transfer agency fees payable	1,976
Fund accounting fees payable	661
Compliance services fees payable	91
Other accrued expenses	13,360
TOTAL LIABILITIES	124,798
NET ASSETS	$19,702,205

NET ASSETS CONSIST OF:
Capital	$19,892,863
Total distributable earnings (loss)	(190,658)
NET ASSETS	$19,702,205
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	655,856
Net Asset Value (offering and redemption price per share)	$30.04

(a) Includes securities on loan valued at:	$1,646

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$583,497
Interest	53
Foreign tax withholding	(41,787)
Net income from securities lending	1,856
TOTAL INVESTMENT INCOME	543,619

EXPENSES:
Advisory fees	193,205
Management services fees	25,760
Administration fees	19,936
Transfer agency fees	15,983
Administrative services fees	60,934
Distribution fees	64,402
Custody fees	14,007
Fund accounting fees	10,907
Trustee fees	422
Compliance services fees	168
Other fees	23,089
Recoupment of prior expenses reduced by the Advisor	6,479
Total Gross Expenses before reductions	435,292
Expenses reduced and reimbursed by the Advisor	(2,513)
TOTAL NET EXPENSES	432,779
NET INVESTMENT INCOME (LOSS)	110,840
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(417,916)
Net realized gains (losses) on swap agreements	(195,067)
Change in net unrealized appreciation/depreciation on investment securities	(4,821,741)
Change in net unrealized appreciation/depreciation on swap agreements	(4,709)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(5,439,433)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,328,593)

See accompanying notes to financial statements.

74 :: ProFund VP Emerging Markets :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$110,840	$(57,370)
Net realized gains (losses) on investments	(612,983)	(391,936)
Change in net unrealized appreciation/depreciation on investments	(4,826,450)	4,645,377
Change in net assets resulting from operations	(5,328,593)	4,196,071

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	—	(117,347)
Change in net assets resulting from distributions	—	(117,347)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	31,922,131	35,488,770
Distributions reinvested	—	117,347
Value of shares redeemed	(33,400,828)	(39,127,017)
Change in net assets resulting from capital transactions	(1,478,697)	(3,520,900)
Change in net assets	(6,807,290)	557,824

NET ASSETS:
Beginning of period	26,509,495	25,951,671
End of period	$19,702,205	$26,509,495

SHARE TRANSACTIONS:
Issued	863,608	1,201,057
Reinvested	—	3,737
Redeemed	(931,355)	(1,373,518)
Change in shares	(67,747)	(168,724)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Emerging Markets :: 75

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020		Year Ended Dec. 31, 2019		Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$36.64	$29.08		$23.54		$27.85	$20.91

Investment Activities:
Net investment income (loss)(a)	0.15	(0.08)		0.15		0.09	0.06
Net realized and unrealized gains (losses) on investments	(6.75)	7.82		5.53		(4.33)	6.89
Total income (loss) from investment activities	(6.60)	7.74		5.68		(4.24)	6.95

Distributions to Shareholders From:
Net investment income	—	(0.18)		(0.14)		(0.07)	(0.01)

Net Asset Value, End of Period	$30.04	$36.64		$29.08		$23.54	$27.85

Total Return	(18.01)%	26.72	%(b)	24.23	%(c)	(15.27)%	33.26%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.74%		1.74%		1.74%	1.70%
Net expenses	1.68%	1.68%		1.68%		1.68%	1.68%
Net investment income (loss)	0.43%	(0.29)%		0.58%		0.34%	0.21%

Supplemental Data:
Net assets, end of period (000's)	$19,702	$26,509		$25,952		$17,065	$34,450
Portfolio turnover rate(d)	60%	108%		83%		21%	54%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	During the year ended December 31, 2020, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.20%.
(c)	During the year ended December 31, 2019, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.69%.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

76 :: ProFund VP Europe 30 :: Management Discussion of Fund Performance

ProFund VP Europe 30 (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Europe 30 Index® (the "Index"). For the year ended December 31, 2021, the Fund had a total return of 24.53%. For the same period, the Index had a price return of 23.69%1 and a volatility of 15.48%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index, created by ProFund Advisors, is composed of companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on Nasdaq as depositary receipts or ordinary shares and meet certain liquidity requirements. The component companies included in the Index are the 30 most liquid companies based upon their U.S. dollar-traded volume. Their relative weights are determined using a modified market capitalization method. The Index is reconstituted annually. The Index is expressed in U.S. dollar terms and as such should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Europe 30 from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Europe 30	24.53%	6.48%	5.47%
ProFunds Europe 30 Index®	23.69%	5.12%	3.76%
STOXX Europe 50® Index	17.16%	9.69%	6.87%

Expense Ratios**

Fund	Gross	Net
ProFund VP Europe 30	1.77%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
ASML Holding N.V.	6.3%
SAP SE	5.2%
Royal Dutch Shell PLC	5.1%
AstraZeneca PLC	4.5%
Diageo PLC	4.4%

ProFunds Europe 30® Index – Composition

Industry Breakdown	% of Index
Health Care	20%
Information Technology	19%
Energy	19%
Consumer Staples	14%
Financials	10%
Materials	9%
Consumer Discretionary	4%
Communication Services	3%
Industrials	2%

Country Composition
United Kingdom	36%
Netherlands	19%
France	9%
Germany	7%
Luxembourg	7%
Other	22%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table DO NOT reflect the theoretical reinvestment of dividends on securities in the Index nor the impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The STOXX Europe 50® Index is a capitalization-weighted index of 50 European blue-chip stocks. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Europe 30 :: 77

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (99.8%)

	Shares	Value
Anheuser-Busch InBev N.V.ADR (Beverages)	12,318	$745,855
ArcelorMittal SANYS—Class A (Metals & Mining)	13,301	423,370
Argenx SE*ADR (Biotechnology)	1,105	386,960
ASML Holding N.V.NYS (Semiconductors & Semiconductor Equipment)	1,386	1,103,451
AstraZeneca PLCADR (Pharmaceuticals)	13,441	782,937
Barclays PLCADR (Banks)	47,150	488,002
BP PLCADR (Oil, Gas & Consumable Fuels)	23,566	627,563
British American Tobacco PLCADR (Tobacco)	16,319	610,494
Diageo PLCADR (Beverages)	3,492	768,729
Endava PLC*ADR (IT Services)	2,281	383,026
Equinor ASAADR(a) (Oil, Gas & Consumable Fuels)	23,145	609,408
GlaxoSmithKline PLCADR (Pharmaceuticals)	15,968	704,189
HSBC Holdings PLCADR (Banks)	24,724	745,428
ING Groep N.V.ADR (Banks)	36,972	514,650
Jumia Technologies AG*ADR (Internet & Direct Marketing Retail)	27,111	309,065
Just Eat Takeaway.com NV*ADR(a) (Internet & Direct Marketing Retail)	34,340	369,498
Nokia Corp.*ADR (Communications Equipment)	72,716	452,294
NOVO Nordisk A/SADR (Pharmaceuticals)	6,843	766,416
Oatly Group AB*ADR (Consumer Staple Products)	42,886	341,373
Orphazyme A/S*ADR(a) (Health Care)	109,548	264,011
Rio Tinto PLCADR (Metals & Mining)	10,581	708,292
Royal Dutch Shell PLCADR—Class A (Oil, Gas & Consumable Fuels)	20,688	897,859
Ryanair Holdings PLC*ADR (Airlines)	3,896	398,678
SanofiADR (Pharmaceuticals)	14,477	725,298
SAP SEADR (Software)	6,545	917,020
Telefonaktiebolaget LM EricssonADR(Communications Equipment)	41,500	451,105
Tenaris S.A.ADR (Energy Equipment & Services)	17,688	368,972
Ternium S.A.ADR (Metals & Mining)	8,388	365,046
TOTAL S.A.ADR (Oil, Gas & Consumable Fuels)	15,512	767,223
Vodafone Group PLCADR (Wireless Telecommunication Services)	30,497	455,320
TOTAL COMMON STOCKS (Cost $11,343,547)		17,451,532

Repurchase Agreements(b) (4.7%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $817,000	$817,000	$817,000
TOTAL REPURCHASE AGREEMENTS (Cost $817,000)		817,000

Collateral for Securities Loaned(c) (5.0%)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio – Institutional Shares, 0.03%(d)	876,916	$876,916
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $876,916)		876,916
TOTAL INVESTMENT SECURITIES (Cost $13,037,463)—109.5%		19,145,448
Net other assets (liabilities)—(9.5)%		(1,656,575)
NET ASSETS—100.0%		$17,488,873

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $810,059.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Securities were purchased with cash collateral held from securities on loan at December 31, 2021.
(d)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2021.
ADR	American Depositary Receipt
NYS	New York Shares

ProFund VP Europe 30 invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Airlines	$398,678	2.3%
Banks	1,748,080	10.0%
Beverages	1,514,584	8.7%
Biotechnology	386,960	2.2%
Communications Equipment	903,399	5.1%
Consumer Staple Products	341,373	2.0%
Energy Equipment & Services	368,972	2.1%
Health Care	264,011	1.5%
Internet & Direct Marketing Retail	678,563	3.9%
IT Services	383,026	2.2%
Metals & Mining	1,496,708	8.5%
Oil, Gas & Consumable Fuels	2,902,053	16.6%
Pharmaceuticals	2,978,840	17.0%
Semiconductors & Semiconductor Equipment	1,103,451	6.4%
Software	917,020	5.2%
Tobacco	610,494	3.5%
Wireless Telecommunication Services	455,320	2.6%
Other**	37,341	0.2%
Total	$17,488,873	100.0%

See accompanying notes to financial statements.

78 :: ProFund VP Europe 30 :: Financial Statements

ProFund VP Europe 30 invested in securities with exposure to the following countries as of December 31, 2021:

	Value	% of Net Assets
Belgium	$745,855	4.3%
Denmark	1,030,427	5.9%
Finland	452,294	2.6%
France	1,492,521	8.5%
Germany	1,226,085	7.0%
Ireland	398,678	2.3%
Luxembourg	1,157,388	6.6%
Netherlands	3,272,418	18.7%
Norway	609,408	3.5%
Sweden	792,478	4.5%
United Kingdom	6,273,980	35.9%
Other**	37,341	0.2%
Total	$17,488,873	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Europe 30 :: 79

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$13,037,463
Securities, at value(a)	18,328,448
Repurchase agreements, at value	817,000
Total Investment Securities, at value	19,145,448
Cash	2,740
Dividends receivable	47,421
Receivable for capital shares issued	205,110
Receivable for tax reclaims	21,382
Prepaid expenses	100
TOTAL ASSETS	19,422,201

LIABILITIES:
Payable for collateral for securities loaned	876,916
Payable for capital shares redeemed	43,956
Payable for investments purchased	968,321
Advisory fees payable	13,181
Management services fees payable	1,757
Administration fees payable	995
Administrative services fees payable	6,920
Distribution fees payable	8,560
Transfer agency fees payable	1,719
Fund accounting fees payable	558
Compliance services fees payable	84
Other accrued expenses	10,361
TOTAL LIABILITIES	1,933,328
NET ASSETS	$17,488,873
NET ASSETS CONSIST OF:
Capital	$14,847,327
Total distributable earnings (loss)	2,641,546
NET ASSETS	$17,488,873
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	682,569
Net Asset Value (offering and redemption price per share)	$25.62

(a) Includes securities on loan valued at	$810,059

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$587,232
Foreign tax withholding	(34,013)
Net income from securities lending	3,251
TOTAL INVESTMENT INCOME	556,470

EXPENSES:
Advisory fees	140,179
Management services fees	18,690
Administration fees	13,939
Transfer agency fees	11,376
Administrative services fees	45,223
Distribution fees	46,726
Custody fees	13,192
Fund accounting fees	7,722
Trustee fees	298
Compliance services fees	137
Other fees	15,504
Recoupment of prior expenses reduced by the Advisor	3,000
Total Gross Expenses before reductions	315,986
Expenses reduced and reimbursed by the Advisor	(1,985)
TOTAL NET EXPENSES	314,001
NET INVESTMENT INCOME (LOSS)	242,469

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,582,954
Change in net unrealized appreciation/depreciation on investment securities	1,803,942
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	3,386,896
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,629,365

See accompanying notes to financial statements.

80 :: ProFund VP Europe 30 :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$242,469	$163,002
Net realized gains (losses) on investments	1,582,954	249,041
Change in net unrealized appreciation/depreciation on investments	1,803,942	(2,367,248)
Change in net assets resulting from operations	3,629,365	(1,955,205)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(163,002)	(395,173)
Change in net assets resulting from distributions	(163,002)	(395,173)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	30,171,919	11,365,686
Distributions reinvested	163,002	395,173
Value of shares redeemed	(31,041,897)	(14,207,043)
Change in net assets resulting from capital transactions	(706,976)	(2,446,184)
Change in net assets	2,759,387	(4,796,562)

NET ASSETS:
Beginning of period	14,729,486	19,526,048
End of period	$17,488,873	$14,729,486

SHARE TRANSACTIONS:
Issued	1,231,380	581,469
Reinvested	6,733	20,561
Redeemed	(1,265,056)	(723,251)
Change in shares	(26,943)	(121,221)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Europe 30 :: 81

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$20.76	$23.50	$20.55	$24.53	$20.84

Investment Activities:
Net investment income (loss)(a)	0.32	0.22	0.45	0.48	0.50
Net realized and unrealized gains (losses) on investments	4.76	(2.43)	3.15	(3.86)	3.60
Total income (loss) from investment activities	5.08	(2.21)	3.60	(3.38)	4.10

Distributions to Shareholders From:
Net investment income	(0.22)	(0.53)	(0.65)	(0.60)	(0.41)

Net Asset Value, End of Period	$25.62	$20.76	$23.50	$20.55	$24.53

Total Return	24.53%	(9.23)%	17.79%	(14.13)%	19.71%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.77%	1.79%	1.75%	1.74%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	1.30%	1.10%	1.97%	1.99%	2.14%

Supplemental Data:
Net assets, end of period (000's)	$17,489	$14,729	$19,526	$18,331	$32,199
Portfolio turnover rate(b)	138%	63%	85%	228%	181%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

82 :: ProFund VP Falling U.S. Dollar :: Management Discussion of Fund Performance

ProFund VP Falling U.S. Dollar (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the return of the basket of non-U.S. currencies included in the U.S. Dollar Index (the "Index"). The Index measures the performance of the U.S. dollar against a basket of six major world currencies (the "Benchmark"). For the year ended December 31, 2021, the Fund had a total return of -8.03%. For the same period, the Index had a price return of 6.37%1 and a volatility of 5.05%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the daily return of the Benchmark. The currencies and their weightings are: Euro 57%; Japanese yen 14%; British pound 12%; Canadian dollar 9%; Swedish krona 4% and Swiss franc 4%. The Fund is designed to benefit from a decline in the value of the U.S. dollar against the value of the currencies included in the Benchmark. Accordingly, as the value of the U.S. dollar depreciates (i.e., "falls") versus the Benchmark, the performance of the Fund generally should be expected to increase. As the value of the U.S. dollar appreciates versus the Benchmark, the performance of the Fund generally should be expected to decline. The Fund does not normally provide investment returns that match the inverse of the Index.

During the year ended December 31, 2021, the Fund invested in forward currency contracts to gain exposure to the Benchmark. These derivatives generally tracked the performance of their underlying benchmark. The Fund entered into forward currency contracts with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Falling U.S. Dollar from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Falling U.S. Dollar	-8.03%	-0.89%	-3.66%
U.S. Dollar Index	6.37%	-1.31%	1.78%
S&P 500®	28.71%	18.47%	16.55%

Expense Ratios**

Fund	Gross	Net
ProFund VP Falling U.S. Dollar	2.87%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Forward Currency Contracts	(101)%
Total Exposure	(101)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Falling U.S. Dollar primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

U.S. Dollar Index – Composition

% of Index
Euro	57%
Japanese yen	14%
British pound	12%
Canadian dollar	9%
Swedish krona	4%
Swiss franc	4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table DO NOT reflect the theoretical reinvestment of dividends nor the impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the Index calculations. It is not possible to invest directly into an index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Falling U.S. Dollar :: 83

Schedule of Portfolio Investments :: December 31, 2021

Repurchase Agreements(a)(b) (100.9%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $485,000	$485,000	$485,000
TOTAL REPURCHASE AGREEMENTS (Cost $485,000)		485,000
TOTAL INVESTMENT SECURITIES (Cost $485,000)—100.9%		485,000
Net other assets (liabilities)—(0.9)%		(4,216)
NET ASSETS—100.0%		$480,784

(a)	A portion of these securities were held in a segregated account for the benefit of forward currency contract counterparties in the event of default. At December 31, 2021, the aggregate amount held in a segregated account was $73,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of December 31, 2021, the ProFund VP Falling U.S. Dollar's forward currency contracts with Goldman Sachs International, were as follows:

Description and amount of currency purchased		Description and amount of currency sold		Delivery Date	Fair Value	Unrealized Appreciation/ (Depreciation)
Long:
British pound	$33,771	U.S. dollar	$45,076	1/14/22	$45,700	$624
Canadian dollar	45,612	U.S. dollar	35,811	1/14/22	36,063	252
Euro	183,279	U.S. dollar	208,282	1/14/22	208,704	422
Japanese yen	5,115,296	U.S. dollar	45,334	1/14/22	44,482	(852)
Swedish krona	128,952	U.S. dollar	14,297	1/14/22	14,277	(20)
Swiss franc	10,269	U.S. dollar	11,208	1/14/22	11,278	70
Total Long Contracts			$360,008		$360,504	$496

As of December 31, 2021, the ProFund VP Falling U.S. Dollar's forward currency contracts with UBS AG, were as follows:

Description and amount of currency purchased		Description and amount of currency sold		Delivery Date	Fair Value	Unrealized Appreciation/ (Depreciation)
Short:
U.S. dollar	$2,246	British pound	$1,693	1/14/22	$2,291	$(45)
U.S. dollar	2,003	Canadian dollar	2,571	1/14/22	2,033	(30)
U.S. dollar	9,335	Euro	8,259	1/14/22	9,405	(70)
U.S. dollar	2,079	Japanese yen	236,423	1/14/22	2,056	23
U.S. dollar	946	Swedish krona	8,575	1/14/22	949	(3)
U.S. dollar	551	Swiss franc	509	1/14/22	559	(8)
Total Short Contracts			$17,160		$17,293	$(133)
Long:
British pound	$11,031	U.S. dollar	$14,687	1/14/22	$14,928	$241
Canadian dollar	12,593	U.S. dollar	9,876	1/14/22	9,957	81
Euro	70,280	U.S. dollar	79,774	1/14/22	80,029	255
Japanese yen	2,575,429	U.S. dollar	22,800	1/14/22	22,396	(404)
Swedish krona	62,170	U.S. dollar	6,867	1/14/22	6,884	17
Swiss franc	6,168	U.S. dollar	6,727	1/14/22	6,774	47
Total Long Contracts			$140,731		$140,968	$237
			Total unrealized appreciation			$2,032
			Total unrealized (depreciation)			(1,432)
			Total net unrealized appreciation/(depreciation)			$600

See accompanying notes to financial statements.

84 :: ProFund VP Falling U.S. Dollar :: Financial Statements

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$485,000
Repurchase agreements, at value	485,000
Total Investment Securities, at value	485,000
Cash	123
Segregated cash balances for swap agreements with custodian	345
Unrealized appreciation on forward foreign currency contracts	2,032
Prepaid expenses	7
TOTAL ASSETS	487,507

LIABILITIES:
Payable for capital shares redeemed	22
Unrealized depreciation on forward foreign currency contracts	1,432
Advisory fees payable	588
Management services fees payable	78
Administration fees payable	29
Administrative services fees payable	297
Distribution fees payable	319
Transfer agency fees payable	47
Fund accounting fees payable	16
Compliance services fees payable	3
Other accrued expenses	3,892
TOTAL LIABILITIES	6,723
NET ASSETS	$480,784
NET ASSETS CONSIST OF:
Capital	$823,746
Total distributable earnings (loss)	(342,962)
NET ASSETS	$480,784
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	29,043
Net Asset Value (offering and redemption price per share)	$16.55

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Interest	$21

EXPENSES:
Advisory fees	6,295
Management services fees	839
Administration fees	648
Transfer agency fees	517
Administrative services fees	1,894
Distribution fees	2,098
Custody fees	4,670
Fund accounting fees	348
Trustee fees	13
Compliance services fees	4
Other fees	1,367
Total Gross Expenses before reductions	18,693
Expenses reduced and reimbursed by the Advisor	(4,592)
TOTAL NET EXPENSES	14,101
NET INVESTMENT INCOME (LOSS)	(14,080)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on forward currency contracts	(52,276)
Change in net unrealized appreciation/depreciation on forward currency contracts	(13,169)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(65,445)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(79,525)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Falling U.S. Dollar :: 85

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(14,080)	$(8,906)
Net realized gains (losses) on investments	(52,276)	31,832
Change in net unrealized appreciation/depreciation on investments	(13,169)	10,007
Change in net assets resulting from operations	(79,525)	32,933

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(15,895)	(1,949)
Change in net assets resulting from distributions	(15,895)	(1,949)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	752,331	3,690,898
Distributions reinvested	15,895	1,949
Value of shares redeemed	(1,527,575)	(3,003,417)
Change in net assets resulting from capital transactions	(759,349)	689,430
Change in net assets	(854,769)	720,414

NET ASSETS:
Beginning of period	1,335,553	615,139
End of period	$480,784	$1,335,553

SHARE TRANSACTIONS:
Issued	42,420	209,103
Reinvested	899	108
Redeemed	(86,998)	(171,434)
Change in shares	(43,679)	37,777

See accompanying notes to financial statements.

86 :: ProFund VP Falling U.S. Dollar :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$18.37	$17.60	$18.03	$22.30	$20.57

Investment Activities:
Net investment income (loss)(a)	(0.30)	(0.25)	0.08	0.01	(0.18)
Net realized and unrealized gains (losses) on investments	(1.15)	1.09	(0.50)	(1.34)	1.91
Total income (loss) from investment activities	(1.45)	0.84	(0.42)	(1.33)	1.73

Distributions to Shareholders From:
Net investment income	—	(0.07)	(0.01)	—	—
Net realized gains on investments	(0.37)	—	—	(2.94)	—
Total distributions	(0.37)	(0.07)	(0.01)	(2.94)	—

Net Asset Value, End of Period	$16.55	$18.37	$17.60	$18.03	$22.30

Total Return	(8.03)%	4.80%	(2.34)%	(6.31)%	8.46%

Ratios to Average Net Assets:
Gross expenses	2.23%	3.18%	5.49%	4.51%	3.09%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(1.68)%	(1.44)%	0.44%	0.03%	(0.84)%

Supplemental Data:
Net assets, end of period (000's)	$481	$1,336	$615	$677	$693
Portfolio turnover rate(b)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Financials :: 87

ProFund VP Financials (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. FinancialsSM Index (the "Index"). For the year ended December 31, 2021, the Fund had a total return of 30.10%. For the same period, the Index had a return of 32.32%1 and a volatility of 16.00%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the financial services sector of the U.S. equity market. Component companies include, among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

During the year ended December 31, 2021, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Financials from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Financials	30.10%	12.00%	14.05%
Dow Jones U.S. FinancialsSM Index	32.32%	13.77%	15.89%
S&P 500®	28.71%	18.47%	16.55%

Expense Ratios**

Fund	Gross	Net
ProFund VP Financials	1.74%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Swap Agreements	1%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Berkshire Hathaway, Inc.	7.4%
JPMorgan Chase & Co.	6.4%
Visa, Inc.	4.9%
Bank of America Corp.	4.4%
Mastercard, Inc.	4.2%

Dow Jones U.S. FinancialsSM Index – Composition

% of Index
Diversified Financials	34%
Banks	24%
Real Estate	21%
Insurance	12%
Software & Services	9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

88 :: ProFund VP Financials :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (98.8%)

	Shares	Value
Affiliated Managers Group, Inc. (Capital Markets)	231	$38,002
Aflac, Inc. (Insurance)	3,453	201,621
AGNC Investment Corp. (Mortgage Real Estate Investment Trusts)	2,978	44,789
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)	800	178,368
Alleghany Corp.* (Insurance)	78	52,072
Ally Financial, Inc. (Consumer Finance)	1,966	93,601
American Campus Communities, Inc. (Equity Real Estate Investment Trusts)	790	45,259
American Express Co. (Consumer Finance)	3,560	582,417
American Financial Group, Inc. (Insurance)	375	51,495
American Homes 4 Rent – Class A (Equity Real Estate Investment Trusts)	1,610	70,212
American International Group, Inc. (Insurance)	4,711	267,867
American Tower Corp. (Equity Real Estate Investment Trusts)	2,584	755,820
Americold Realty Trust (Equity Real Estate Investment Trusts)	1,514	49,644
Ameriprise Financial, Inc. (Capital Markets)	635	191,554
Annaly Capital Management, Inc. (Mortgage Real Estate Investment Trusts)	8,232	64,375
Aon PLC (Insurance)	1,251	376,001
Apartment Income REIT Corp. (Equity Real Estate Investment Trusts)	891	48,711
Apollo Global Management, Inc. (Capital Markets)	2,094	151,668
Arch Capital Group, Ltd.* (Insurance)	2,191	97,390
Ares Management Corp. — Class A (Capital Markets)	951	77,288
Arthur J. Gallagher & Co. (Insurance)	1,176	199,532
Assurant, Inc. (Insurance)	323	50,343
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	793	200,304
Axis Capital Holdings, Ltd. (Insurance)	438	23,858
Bank of America Corp. (Banks)	40,878	1,818,661
Bank OZK (Banks)	686	31,920
Berkshire Hathaway, Inc.* — Class B (Diversified Financial Services)	10,391	3,106,910
BlackRock, Inc. — Class A (Capital Markets)	810	741,604
Blackstone Group, Inc. — Class A (Capital Markets)	3,900	504,621
Blackstone Mortgage Trust, Inc. — Class A (Mortgage Real Estate Investment Trusts)	948	29,028
Blue Owl Capital, Inc. (Financial Services)	1,888	28,150
BOK Financial Corp. (Banks)	171	18,039
Boston Properties, Inc. (Equity Real Estate Investment Trusts)	807	92,950
Brighthouse Financial, Inc.* (Insurance)	453	23,465
Brixmor Property Group, Inc. (Equity Real Estate Investment Trusts)	1,685	42,816
Brown & Brown, Inc. (Insurance)	1,331	93,543
Camden Property Trust (Equity Real Estate Investment Trusts)	580	103,634
Capital One Financial Corp. (Consumer Finance)	2,415	350,393
Cboe Global Markets, Inc. (Capital Markets)	605	78,892
CBRE Group, Inc.* — Class A (Real Estate Management & Development)	1,899	206,061
Chubb, Ltd. (Insurance)	2,444	472,450
Cincinnati Financial Corp. (Insurance)	850	96,841
Citigroup, Inc. (Banks)	11,259	679,930
Citizens Financial Group, Inc. (Banks)	2,418	114,251
CME Group, Inc. (Capital Markets)	2,039	465,830
CNA Financial Corp. (Insurance)	154	6,788
Coinbase Global, Inc.* — Class A (Capital Markets)	167	42,146
Comerica, Inc. (Banks)	744	64,728
Commerce Bancshares, Inc. (Banks)	630	43,306
Compass, Inc.* — Class A (Real Estate Management & Development)	161	1,463
Corporate Office Properties Trust (Equity Real Estate Investment Trusts)	637	17,817
CoStar Group, Inc.* (Professional Services)	2,241	177,106
Cousins Properties, Inc. (Equity Real Estate Investment Trusts)	844	33,996
Credit Acceptance Corp.* (Consumer Finance)	47	32,321
Crown Castle International Corp. (Equity Real Estate Investment Trusts)	2,452	511,830
CubeSmart (Equity Real Estate Investment Trusts)	1,230	69,999
Cullen/Frost Bankers, Inc. (Banks)	322	40,595
CyrusOne, Inc. (Equity Real Estate Investment Trusts)	720	64,598
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)	1,610	284,761
Discover Financial Services (Consumer Finance)	1,663	192,176
Douglas Emmett, Inc. (Equity Real Estate Investment Trusts)	996	33,366
Duke Realty Corp. (Equity Real Estate Investment Trusts)	2,161	141,848
East West Bancorp, Inc. (Banks)	805	63,337
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts)	231	52,633
Enstar Group, Ltd.* (Insurance)	70	17,331
Equinix, Inc. (Equity Real Estate Investment Trusts)	511	432,224
Equitable Holdings, Inc. (Diversified Financial Services)	2,136	70,039
Equity Commonwealth* (Equity Real Estate Investment Trusts)	686	17,767
Equity LifeStyle Properties, Inc. (Equity Real Estate Investment Trusts)	970	85,030
Equity Residential (Equity Real Estate Investment Trusts)	1,937	175,299
Erie Indemnity Co. — Class A (Insurance)	142	27,358
Essent Group, Ltd. (Thrifts & Mortgage Finance)	627	28,547
Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	369	129,973
Everest Re Group, Ltd. (Insurance)	223	61,084

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Financials :: 89

Common Stocks, continued

	Shares	Value
Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)	760	$172,315
F.N.B. Corp. (Banks)	1,810	21,955
FactSet Research Systems, Inc. (Capital Markets)	214	104,006
Federal Realty Investment Trust (Equity Real Estate Investment Trusts)	397	54,119
Federated Hermes, Inc. — Class B (Capital Markets)	549	20,631
Fifth Third Bancorp (Banks)	3,880	168,974
First American Financial Corp. (Insurance)	623	48,737
First Citizens BancShares, Inc. — Class A (Banks)	40	33,194
First Financial Bankshares, Inc. (Banks)	728	37,012
First Horizon Corp. (Banks)	3,068	50,107
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts)	739	48,922
First Republic Bank (Banks)	1,017	210,021
FirstCash Holdings, Inc. (Consumer Finance)	229	17,131
FNF Group (Insurance)	1,614	84,219
Franklin Resources, Inc. (Capital Markets)	1,595	53,417
Gaming & Leisure Properties, Inc. (Equity Real Estate Investment Trusts)	1,286	62,577
Glacier Bancorp, Inc. (Banks)	615	34,871
Globe Life, Inc. (Insurance)	527	49,390
Hartford Financial Services Group, Inc. (Insurance)	1,931	133,316
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)	837	26,483
Healthcare Trust of America, Inc. — Class A (Equity Real Estate Investment Trusts)	1,253	41,838
Healthpeak Properties, Inc. (Equity Real Estate Investment Trusts)	3,059	110,399
Highwoods Properties, Inc. (Equity Real Estate Investment Trusts)	593	26,442
Home BancShares, Inc. (Banks)	855	20,819
Host Hotels & Resorts, Inc.* (Equity Real Estate Investment Trusts)	4,051	70,447
Houlihan Lokey, Inc. (Capital Markets)	289	29,917
Hudson Pacific Properties, Inc. (Equity Real Estate Investment Trusts)	865	21,374
Huntington Bancshares, Inc. (Banks)	8,207	126,552
Interactive Brokers Group, Inc. (Capital Markets)	496	39,392
Intercontinental Exchange, Inc. (Capital Markets)	3,197	437,254
Invesco, Ltd. (Capital Markets)	1,936	44,567
Invitation Homes, Inc. (Equity Real Estate Investment Trusts)	3,386	153,521
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	1,643	85,978
Jackson Financial, Inc. — Class A (Diversified Financial Services)	528	22,086
Janus Henderson Group PLC (Capital Markets)	968	40,598
JBG Smith Properties (Equity Real Estate Investment Trusts)	648	18,604
Jefferies Financial Group, Inc. (Diversified Financial Services)	1,115	43,262
Jones Lang LaSalle, Inc.* (Real Estate Management & Development)	286	77,032
JPMorgan Chase & Co. (Banks)	16,778	2,656,795
Kemper Corp. (Insurance)	339	19,930
KeyCorp (Banks)	5,283	122,196
Kilroy Realty Corp. (Equity Real Estate Investment Trusts)	595	39,544
Kimco Realty Corp. (Equity Real Estate Investment Trusts)	3,498	86,226
KKR & Co., Inc. (Capital Markets)	3,319	247,266
Lamar Advertising Co. — Class A (Equity Real Estate Investment Trusts)	493	59,801
Lazard, Ltd. — Class A (Capital Markets)	640	27,923
Lexington Realty Trust (Equity Real Estate Investment Trusts)	1,605	25,070
Life Storage, Inc. (Equity Real Estate Investment Trusts)	465	71,229
Lincoln National Corp. (Insurance)	964	65,803
Loews Corp. (Insurance)	1,137	65,673
LPL Financial Holdings, Inc. (Capital Markets)	455	72,841
M&T Bank Corp. (Banks)	730	112,113
Markel Corp.* (Insurance)	78	96,252
MarketAxess Holdings, Inc. (Capital Markets)	216	88,834
Marsh & McLennan Cos., Inc. (Insurance)	2,865	497,993
Mastercard, Inc. — Class A (IT Services)	4,922	1,768,573
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts)	3,383	79,940
Mercury General Corp. (Insurance)	151	8,012
MetLife, Inc. (Insurance)	4,057	253,522
MGIC Investment Corp. (Thrifts & Mortgage Finance)	1,847	26,634
Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)	653	149,824
Moody's Corp. (Capital Markets)	918	358,552
Morgan Stanley (Capital Markets)	8,146	799,610
Morningstar, Inc. (Capital Markets)	134	45,827
MSCI, Inc. — Class A (Capital Markets)	468	286,739
Nasdaq, Inc. (Capital Markets)	664	139,447
National Health Investors, Inc. (Equity Real Estate Investment Trusts)	260	14,942
National Retail Properties, Inc. (Equity Real Estate Investment Trusts)	996	47,878
National Storage Affiliates Trust (Equity Real Estate Investment Trusts)	465	32,178
New Residential Investment Corp. (Mortgage Real Estate Investment Trusts)	2,647	28,349
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)	2,639	32,223
Northern Trust Corp. (Capital Markets)	1,178	140,901
Old Republic International Corp. (Insurance)	1,620	39,820
Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts)	1,356	40,124
Onemain Holdings, Inc. (Consumer Finance)	634	31,725
Opendoor Technologies, Inc.* (Real Estate Management & Development)	2,190	31,996
Orion Office REIT, Inc.* (Equity Real Estate Investment Trusts)	307	5,732
People's United Financial, Inc. (Banks)	2,429	43,285
Physicians Realty Trust (Equity Real Estate Investment Trusts)	1,250	23,538
Pinnacle Financial Partners, Inc. (Banks)	432	41,256
Popular, Inc. (Banks)	453	37,164
PotlatchDeltic Corp. (Equity Real Estate Investment Trusts)	381	22,944

See accompanying notes to financial statements.

90 :: ProFund VP Financials :: Financial Statements

Common Stocks, continued

	Shares	Value
Primerica, Inc. (Insurance)	224	$34,332
Principal Financial Group, Inc. (Insurance)	1,399	101,190
PROG Holdings, Inc.* (Consumer Finance)	322	14,525
Prologis, Inc. (Equity Real Estate Investment Trusts)	4,195	706,270
Prosperity Bancshares, Inc. (Banks)	523	37,813
Prudential Financial, Inc. (Insurance)	2,146	232,283
PS Business Parks, Inc. (Equity Real Estate Investment Trusts)	114	20,995
Public Storage (Equity Real Estate Investment Trusts)	866	324,369
Radian Group, Inc. (Thrifts & Mortgage Finance)	1,018	21,510
Raymond James Financial, Inc. (Capital Markets)	1,051	105,520
Rayonier, Inc. (Equity Real Estate Investment Trusts)	812	32,772
Realty Income Corp. (Equity Real Estate Investment Trusts)	3,210	229,804
Redfin Corp.* (Real Estate Management & Development)	598	22,957
Regency Centers Corp. (Equity Real Estate Investment Trusts)	875	65,931
Regions Financial Corp. (Banks)	5,411	117,960
Reinsurance Group of America, Inc. (Insurance)	384	42,044
RenaissanceRe Holdings, Ltd. (Insurance)	261	44,195
Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts)	860	69,755
RLI Corp. (Insurance)	226	25,335
Robinhood Markets, Inc.* — Class A (Capital Markets)	331	5,879
Rocket Cos., Inc. — Class A (Thrifts & Mortgage Finance)	767	10,738
Ryan Specialty Group Holdings, Inc.* — Class A (Insurance)	331	13,356
S&P Global, Inc. (Capital Markets)	1,367	645,128
Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts)	1,298	17,575
SBA Communications Corp. (Equity Real Estate Investment Trusts)	617	240,025
SEI Investments Co. (Capital Markets)	601	36,625
Selective Insurance Group, Inc. (Insurance)	341	27,942
Signature Bank (Banks)	344	111,274
Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	1,865	297,971
SL Green Realty Corp. (Equity Real Estate Investment Trusts)	379	27,174
SLM Corp. (Consumer Finance)	1,663	32,711
SoFi Technologies, Inc.* (Consumer Finance)	3,663	57,912
Spirit Realty Capital, Inc. (Equity Real Estate Investment Trusts)	700	33,733
STAG Industrial, Inc. (Equity Real Estate Investment Trusts)	993	47,624
Starwood Property Trust, Inc. (Mortgage Real Estate Investment Trusts)	1,728	41,990
State Street Corp. (Capital Markets)	2,075	192,975
Stifel Financial Corp. (Capital Markets)	591	41,618
STORE Capital Corp. (Equity Real Estate Investment Trusts)	1,392	47,885
Sun Communities, Inc. (Equity Real Estate Investment Trusts)	658	138,160
SVB Financial Group* (Banks)	333	225,854
Synchrony Financial (Consumer Finance)	3,106	144,087
Synovus Financial Corp. (Banks)	826	39,541
T. Rowe Price Group, Inc. (Capital Markets)	1,275	250,716
TFS Financial Corp. (Thrifts & Mortgage Finance)	271	4,843
The Allstate Corp. (Insurance)	1,627	191,417
The Bank of New York Mellon Corp. (Capital Markets)	4,311	250,383
The Carlyle Group, Inc. (Capital Markets)	789	43,316
The Charles Schwab Corp. (Capital Markets)	8,530	717,373
The Goldman Sachs Group, Inc. (Capital Markets)	1,926	736,791
The Hanover Insurance Group, Inc. (Insurance)	202	26,474
The Howard Hughes Corp.* (Real Estate Management & Development)	235	23,918
The PNC Financial Services Group, Inc. (Banks)	2,398	480,847
The Progressive Corp. (Insurance)	3,320	340,798
The Travelers Cos., Inc. (Insurance)	1,396	218,376
Tradeweb Markets, Inc. — Class A (Capital Markets)	597	59,784
Truist Financial Corp. (Banks)	7,574	443,458
U.S. Bancorp (Banks)	7,656	430,038
UDR, Inc. (Equity Real Estate Investment Trusts)	1,649	98,924
UMB Financial Corp. (Banks)	244	25,891
Umpqua Holdings Corp. (Banks)	1,229	23,646
United Bankshares, Inc. (Banks)	774	28,081
Unum Group (Insurance)	1,160	28,501
Upstart Holdings, Inc.* (Consumer Finance)	279	42,213
UWM Holdings Corp. (Thrifts & Mortgage Finance)	495	2,930
Valley National Bancorp (Banks)	2,309	31,749
Ventas, Inc. (Equity Real Estate Investment Trusts)	2,265	115,787
VICI Properties, Inc. (Equity Real Estate Investment Trusts)	3,569	107,463
Virtu Financial, Inc. — Class A (Capital Markets)	484	13,954
Visa, Inc. — Class A (IT Services)	9,516	2,062,212
Vornado Realty Trust (Equity Real Estate Investment Trusts)	903	37,800
Voya Financial, Inc. (Diversified Financial Services)	630	41,775
W.R. Berkley Corp. (Insurance)	792	65,253
Webster Financial Corp. (Banks)	514	28,702
Wells Fargo & Co. (Banks)	22,623	1,085,451
Welltower, Inc. (Equity Real Estate Investment Trusts)	2,470	211,852
Western Alliance Bancorp (Banks)	591	63,621
Weyerhaeuser Co. (Equity Real Estate Investment Trusts)	4,250	175,015
White Mountains Insurance Group, Ltd. (Insurance)	17	17,236
Willis Towers Watson PLC (Insurance)	707	167,905
Wintrust Financial Corp. (Banks)	323	29,335
WP Carey, Inc. (Equity Real Estate Investment Trusts)	1,057	86,727

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Financials :: 91

Common Stocks, continued

	Shares	Value
Zillow Group, Inc.* — Class A (Interactive Media & Services)	209	$13,004
Zillow Group, Inc.* — Class C (Interactive Media & Services)	966	61,679
Zions Bancorp (Banks)	888	56,086
TOTAL COMMON STOCKS (Cost $13,790,553)		41,328,010

Repurchase Agreements(a) (1.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $451,000	$451,000	$451,000
TOTAL REPURCHASE AGREEMENTS (Cost $451,000)		451,000
TOTAL INVESTMENT SECURITIES (Cost $14,241,553) — 99.9%		41,779,010
Net other assets (liabilities) — 0.1%		21,584
NET ASSETS — 100.0%		$41,800,594

*	Non-income producing security.
(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Financials Index	Goldman Sachs International	1/24/22	0.68%	$523,517	$5,305

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Financials invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Banks	$9,850,428	23.5%
Capital Markets	8,369,389	19.9%
Consumer Finance	1,591,212	3.8%
Diversified Financial Services	3,284,072	7.9%
Equity Real Estate Investment Trusts	8,364,459	20.0%
Financial Services	28,150	0.1%
Insurance	5,058,343	12.1%
Interactive Media & Services	74,683	0.2%
IT Services	3,830,785	9.2%
Mortgage Real Estate Investment Trusts	208,531	0.5%
Professional Services	177,106	0.4%
Real Estate Management & Development	363,427	0.9%
Thrifts & Mortgage Finance	127,425	0.3%
Other**	472,584	1.2%
Total	$41,800,594	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

92 :: ProFund VP Financials :: Financial Statements

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$14,241,553
Securities, at value	41,328,010
Repurchase agreements, at value	451,000
Total Investment Securities, at value	41,779,010
Cash	2,594
Dividends receivable	52,891
Unrealized appreciation on swap agreements	5,305
Receivable for capital shares issued	198,454
Receivable for investments sold	61,740
Prepaid expenses	557
TOTAL ASSETS	42,100,551

LIABILITIES:
Payable for capital shares redeemed	129,204
Payable for investments purchased	61,500
Advisory fees payable	37,785
Management services fees payable	5,038
Administration fees payable	2,486
Administrative services fees payable	18,245
Distribution fees payable	20,446
Transfer agency fees payable	4,095
Fund accounting fees payable	1,442
Compliance services fees payable	180
Other accrued expenses	19,536
TOTAL LIABILITIES	299,957
NET ASSETS	$41,800,594

NET ASSETS CONSIST OF:
Capital	$20,961,982
Total distributable earnings (loss)	20,838,612
NET ASSETS	$41,800,594
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	829,047
Net Asset Value (offering and redemption price per share)	$50.42

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$675,366
Interest	6
Net income from securities lending	271
TOTAL INVESTMENT INCOME	675,643

EXPENSES:
Advisory fees	289,962
Management services fees	38,661
Administration fees	28,100
Transfer agency fees	23,307
Administrative services fees	99,389
Distribution fees	96,654
Custody fees	5,787
Fund accounting fees	16,426
Trustee fees	597
Compliance services fees	288
Other fees	39,248
Recoupment of prior expenses reduced by the Advisor	13,000
Total Gross Expenses before reductions	651,419
Expenses reduced and reimbursed by the Advisor	(1,906)
TOTAL NET EXPENSES	649,513
NET INVESTMENT INCOME (LOSS)	26,130

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	137,631
Net realized gains (losses) on swap agreements	144,777
Change in net unrealized appreciation/depreciation on investment securities	8,859,021
Change in net unrealized appreciation/depreciation on swap agreements	(6,449)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	9,134,980
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,161,110

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Financials :: 93

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$26,130	$150,451
Net realized gains (losses) on investments	282,408	4,169,153
Change in net unrealized appreciation/depreciation on investments	8,852,572	(6,420,744)
Change in net assets resulting from operations	9,161,110	(2,101,140)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(2,699,374)	(2,129,838)
Change in net assets resulting from distributions	(2,699,374)	(2,129,838)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	36,493,693	45,167,242
Distributions reinvested	2,699,374	2,129,838
Value of shares redeemed	(31,088,356)	(52,579,134)
Change in net assets resulting from capital transactions	8,104,711	(5,282,054)
Change in net assets	14,566,447	(9,513,032)

NET ASSETS:
Beginning of period	27,234,147	36,747,179
End of period	$41,800,594	$27,234,147

SHARE TRANSACTIONS:
Issued	777,951	1,192,582
Reinvested	58,823	56,978
Redeemed	(662,224)	(1,392,931)
Change in shares	174,550	(143,371)

See accompanying notes to financial statements.

94 :: ProFund VP Financials :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019		Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$41.61	$46.06	$37.39		$41.89		$35.57

Investment Activities:
Net investment income (loss)(a)	0.03	0.23	0.21		0.19		0.13
Net realized and unrealized gains (losses) on investments	12.16	(1.41)	10.83		(4.53)		6.32
Total income (loss) from investment activities	12.19	(1.18)	11.04		(4.34)		6.45

Distributions to Shareholders From:
Net investment income	(0.17)	(0.28)	(0.23)		(0.16)		(0.13)
Net realized gains on investments	(3.21)	(2.99)	(2.14)		—		—
Total distributions	(3.38)	(3.27)	(2.37)		(0.16)		(0.13)

Net Asset Value, End of Period	$50.42	$41.61	$46.06		$37.39		$41.89

Total Return	30.10%	(1.77)%	30.27%		(10.43	)%(b)	18.19%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.74%	1.71%		1.70%		1.68%
Net expenses	1.68%	1.68%	1.71	%(c)	1.63	%(b)	1.68%
Net investment income (loss)	0.07%	0.58%	0.50%		0.45	%(b)	0.35%

Supplemental Data:
Net assets, end of period (000’s)	$41,801	$27,234	$36,747		$29,825		$51,452
Portfolio turnover rate(d)	31%	145%	52%		27%		64%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.67% and 0.41%, respectively, and the total return would have been (10.48)%.
(c)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Government Money Market :: 95

ProFund VP Government Money Market (the "Fund") seeks, as its investment objective, a high level of current income consistent with liquidity and preservation of capital. For the year ended December 31, 2021, the Fund returned 0.01%. The Fund's seven-day yield, as of December 31, 2021, was 0.01%1.

An investment in this ProFund VP is neither guaranteed nor insured by the Federal Deposit Insurance Corporation or any other government agency. Although the ProFund VP strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this ProFund VP.

Allocation of Portfolio Holdings

Market Exposure

Investment Type	% of Net Assets
U.S. Treasury Obligations	22%
Repurchase Agreements	83%
Total Exposure	105%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The seven-day yield quotation more closely reflects the current earnings of the government money market fund than the total return quotation.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

96 :: ProFund VP Government Money Market :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2021

U.S. Treasury Obligations (21.6%)

	Principal Amount	Value
U.S. Treasury Bills
0.03%+, 1/27/22	$5,000,000	$4,999,879
0.08%+, 8/11/22	5,000,000	4,997,610
TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,997,489)		9,997,489

Repurchase Agreements(a) (82.7%)
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $38,332,000	38,332,000	38,332,000
TOTAL REPURCHASE AGREEMENTS (Cost $38,332,000)		38,332,000
TOTAL INVESTMENT SECURITIES (Cost $48,329,489)—104.3%		48,329,489
Net other assets (liabilities)—(4.3)%		(1,979,739)
NET ASSETS—100.0%		$46,349,750

+	Reflects the effective yield or interest rate in effect at December 31, 2021.
(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Government Money Market :: 97

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$48,329,489
Securities, at value	9,997,489
Repurchase agreements, at value	38,332,000
Total Investment Securities, at value	48,329,489
Cash	484
Receivable for capital shares issued	396,889
Prepaid expenses	263
TOTAL ASSETS	48,727,125

LIABILITIES:
Payable for capital shares redeemed	2,353,926
Administration fees payable	1,374
Transfer agency fees payable	4,348
Fund accounting fees payable	1,574
Compliance services fees payable	206
Other accrued expenses	15,947
TOTAL LIABILITIES	2,377,375
NET ASSETS	$46,349,750

NET ASSETS CONSIST OF:
Capital	$46,385,987
Total distributable earnings (loss)	(36,237)
NET ASSETS	$46,349,750
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	46,385,987
Net Asset Value (offering and redemption price per share)	$1.00

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Interest	$6,123

EXPENSES:
Advisory fees	331,197
Management services fees	44,159
Administration fees	17,174
Transfer agency fees	27,094
Custody fees	6,708
Fund accounting fees	18,498
Trustee fees	764
Compliance services fees	274
Other fees	28,801
Total Gross Expenses before reductions	474,669
Expenses reduced and reimbursed by the Advisor	(474,108)
TOTAL NET EXPENSES	561
NET INVESTMENT INCOME	5,562

REALIZED GAINS ON INVESTMENTS:
Gain received from non-recurring class action settlement	17,958
NET REALIZED GAINS ON INVESTMENTS	17,958
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$23,520

See accompanying notes to financial statements.

98 :: ProFund VP Government Money Market :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income	$5,562	$55,902
Net realized gains on investments	17,958	5,797
Change in net assets resulting from operations	23,520	61,699

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(5,562)	(55,902)
Change in net assets resulting from distributions	(5,562)	(55,902)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	177,647,763	767,736,315
Distributions reinvested	5,562	55,902
Value of shares redeemed	(179,396,339)	(865,437,747)
Change in net assets resulting from capital transactions	(1,743,014)	(97,645,530)
Change in net assets	(1,725,056)	(97,639,733)

NET ASSETS:
Beginning of period	48,074,806	145,714,539
End of period	$46,349,750	$48,074,806

SHARE TRANSACTIONS:
Issued	177,647,763	767,736,315
Reinvested	5,562	55,902
Redeemed	(179,396,339)	(865,437,747)
Change in shares	(1,743,014)	(97,645,530)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Government Money Market :: 99

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021		Year Ended Dec. 31, 2020		Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$1.000		$1.000		$1.000	$1.000		$1.000

Investment Activities:
Net investment income (loss)(a)	—	(b)	0.001		0.008	—	(b)	—	(b)
Net realized gains (losses) on investments	—	(b)	—	(b)	— (b)	—	(b)	—	(b)
Total income (loss) from investment activities	—	(b)	0.001		0.008	—	(b)	—	(b)

Distributions to Shareholders From:
Net investment income	—	(b)	(0.001)		(0.008)	—	(b)	—	(b)

Net Asset Value, End of Period	$1.000		$1.000		$1.000	$1.000		$1.000

Total Return	0.01%		0.04%		0.77%	0.42%		0.02%

Ratios to Average Net Assets:
Gross expenses	1.07%		1.16%		1.35%	1.46%		1.14%
Net expenses	—	(c)(d)	0.52	%(d)	1.35%	1.37	%(e)	0.83	%(d)
Net investment income (loss)	0.01%		0.05%		0.78%	0.41%		0.01%

Supplemental Data:
Net assets, end of period (000's)	$46,350		$48,075		$145,715	$193,519		$188,217

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.0005.
(c)	Amount is less than 0.005%.
(d)	The expense ratio for the period reflects the reduction of certain expenses to maintain a certain minimum net yield.
(e)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for the one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

100 :: ProFund VP Health Care :: Management Discussion of Fund Performance

ProFund VP Health Care (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Health CareSM Index (the "Index"). For the year ended December 31, 2021, the Fund had a total return of 21.54%. For the same period, the Index had a return of 23.62%1 and a volatility of 11.93%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the healthcare sector of the U.S. equity market. Component companies include, among others, health care providers, biotechnology companies, medical supplies, advanced medical devices, and pharmaceuticals.

During the year ended December 31, 2021, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Health Care from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Health Care	21.54%	15.96%	15.67%
Dow Jones U.S. Health CareSM Index	23.62%	17.80%	17.52%
S&P 500®	28.71%	18.47%	16.55%

Expense Ratios**

Fund	Gross	Net
ProFund VP Health Care	1.73%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	97%
Swap Agreements	4%
Total Exposure	101%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
UnitedHealth Group, Inc.	7.8%
Johnson & Johnson	7.4%
Pfizer, Inc.	5.5%
Thermo Fisher Scientific, Inc.	4.3%
Abbott Laboratories	4.1%

Dow Jones U.S. Health CareSM Index – Composition

% of Index
Pharmaceuticals	27%
Health Care Equipment & Supplies	22%
Health Care Providers & Services	20%
Biotechnology	16%
Life Sciences Tools & Services	15%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Health Care :: 101

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (96.7%)

	Shares	Value
10X Genomics, Inc.* — Class A (Life Sciences Tools & Services)	841	$125,275
1Life Healthcare, Inc.* (Health Care Providers & Services)	1,560	27,409
Abbott Laboratories (Health Care Equipment & Supplies)	16,240	2,285,619
AbbVie, Inc. (Biotechnology)	16,236	2,198,353
ABIOMED, Inc.* (Health Care Equipment & Supplies)	418	150,133
Acadia Healthcare Co., Inc.* (Health Care Providers & Services)	826	50,138
ACADIA Pharmaceuticals, Inc.* (Biotechnology)	1,078	25,161
Agilent Technologies, Inc. (Life Sciences Tools & Services)	2,780	443,827
agilon health, Inc.* (Health Care Providers & Services)	434	11,718
Agios Pharmaceuticals, Inc.* (Biotechnology)	499	16,402
Align Technology, Inc.* (Health Care Equipment & Supplies)	674	442,939
Alkermes PLC* (Biotechnology)	1,485	34,541
Allogene Therapeutics, Inc.* (Biotechnology)	681	10,161
Alnylam Pharmaceuticals, Inc.* (Biotechnology)	1,098	186,199
Amedisys, Inc.* (Health Care Providers & Services)	299	48,402
American Well Corp.* — Class A (Health Care Technology)	1,797	10,854
Amgen, Inc. (Biotechnology)	5,173	1,163,770
Anthem, Inc. (Health Care Providers & Services)	2,229	1,033,230
Arrowhead Pharmaceuticals, Inc.* (Biotechnology)	958	63,515
Avantor, Inc.* (Life Sciences Tools & Services)	5,597	235,858
Baxter International, Inc. (Health Care Equipment & Supplies)	4,598	394,692
Beam Therapeutics, Inc.* (Biotechnology)	413	32,912
Becton, Dickinson & Co. (Health Care Equipment & Supplies)	2,638	663,404
Berkeley Lights, Inc.* (Life Sciences Tools & Services)	384	6,981
Biogen, Inc.* (Biotechnology)	1,349	323,652
Biohaven Pharmaceutical Holding Co., Ltd.* (Biotechnology)	535	73,728
BioMarin Pharmaceutical, Inc.* (Biotechnology)	1,686	148,958
Bio-Rad Laboratories, Inc.* — Class A (Life Sciences Tools & Services)	198	149,603
Bio-Techne Corp. (Life Sciences Tools & Services)	361	186,760
Blueprint Medicines Corp.* (Biotechnology)	540	57,839
Boston Scientific Corp.* (Health Care Equipment & Supplies)	13,087	555,936
Bridgebio Pharma, Inc.* (Biotechnology)	987	16,463
Bristol-Myers Squibb Co. (Pharmaceuticals)	20,386	1,271,067
Bruker Corp. (Life Sciences Tools & Services)	933	78,288
Catalent, Inc.* (Pharmaceuticals)	1,572	201,263
Centene Corp.* (Health Care Providers & Services)	5,359	441,582
Charles River Laboratories International, Inc.* (Life Sciences Tools & Services)	463	174,449
Chemed Corp. (Health Care Providers & Services)	141	74,595
Cigna Corp. (Health Care Providers & Services)	3,044	698,994
Covetrus, Inc.* (Health Care Providers & Services)	949	18,952
CVS Health Corp. (Health Care Providers & Services)	12,124	1,250,711
Danaher Corp. (Health Care Equipment & Supplies)	5,841	1,921,747
DaVita, Inc.* (Health Care Providers & Services)	599	68,142
Denali Therapeutics, Inc.* (Biotechnology)	852	37,999
DENTSPLY SIRONA, Inc. (Health Care Equipment & Supplies)	2,008	112,026
DexCom, Inc.* (Health Care Equipment & Supplies)	890	477,886
Doximity, Inc.* — Class A (Health Care Technology)	447	22,408
Edwards Lifesciences Corp.* (Health Care Equipment & Supplies)	5,734	742,840
Elanco Animal Health, Inc.* (Pharmaceuticals)	4,345	123,311
Eli Lilly & Co. (Pharmaceuticals)	7,292	2,014,197
Emergent BioSolutions, Inc.* (Biotechnology)	440	19,127
Encompass Health Corp. (Health Care Providers & Services)	914	59,648
Envista Holdings Corp.* (Health Care Equipment & Supplies)	1,482	66,779
Exact Sciences Corp.* (Biotechnology)	1,583	123,205
Exelixis, Inc.* (Biotechnology)	2,906	53,122
Fate Therapeutics, Inc.* (Biotechnology)	746	43,648
Gilead Sciences, Inc. (Biotechnology)	11,520	836,467
Globus Medical, Inc.* — Class A (Health Care Equipment & Supplies)	726	52,417
GoodRx Holdings, Inc.* — Class A (Health Care Technology)	589	19,249
Guardant Health, Inc.* (Health Care Providers & Services)	934	93,419
Haemonetics Corp.* (Health Care Equipment & Supplies)	469	24,876
Halozyme Therapeutics, Inc.* (Biotechnology)	1,293	51,992
HCA Healthcare, Inc. (Health Care Providers & Services)	2,199	564,967
HealthEquity, Inc.* (Health Care Providers & Services)	767	33,932
Henry Schein, Inc.* (Health Care Providers & Services)	1,274	98,773
Hologic, Inc.* (Health Care Equipment & Supplies)	2,328	178,232
Horizon Therapeutics PLC* (Pharmaceuticals)	2,083	224,464
Humana, Inc. (Health Care Providers & Services)	1,180	547,355
ICU Medical, Inc.* (Health Care Equipment & Supplies)	183	43,433
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	779	512,940
Illumina, Inc.* (Life Sciences Tools & Services)	1,435	545,931
Incyte Corp.* (Biotechnology)	1,724	126,542
Insulet Corp.* (Health Care Equipment & Supplies)	633	168,422

See accompanying notes to financial statements.

102 :: ProFund VP Health Care :: Financial Statements

Common Stocks, continued

	Shares	Value
Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	669	$44,816
Intellia Therapeutics, Inc.* (Biotechnology)	636	75,201
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	3,278	1,177,785
Invitae Corp.* (Biotechnology)	1,911	29,181
Ionis Pharmaceuticals, Inc.* (Biotechnology)	1,297	39,468
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	1,755	495,156
Jazz Pharmaceuticals PLC* (Pharmaceuticals)	565	71,981
Johnson & Johnson (Pharmaceuticals)	24,178	4,136,131
Laboratory Corp. of America Holdings* (Health Care Providers & Services)	879	276,191
LHC Group, Inc.* (Health Care Providers & Services)	291	39,934
Maravai LifeSciences Holdings, Inc.* — Class A (Life Sciences Tools & Services)	1,002	41,984
Masimo Corp.* (Health Care Equipment & Supplies)	467	136,728
McKesson Corp. (Health Care Providers & Services)	1,402	348,495
Medpace Holdings, Inc.* (Life Sciences Tools & Services)	264	57,457
Medtronic PLC (Health Care Equipment & Supplies)	12,360	1,278,642
Merck & Co., Inc. (Pharmaceuticals)	23,199	1,777,972
Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	211	358,111
Mirati Therapeutics, Inc.* (Biotechnology)	455	66,744
Moderna, Inc.* (Biotechnology)	3,240	822,895
Molina Healthcare, Inc.* (Health Care Providers & Services)	536	170,491
Natera, Inc.* (Biotechnology)	808	75,459
Nektar Therapeutics* (Pharmaceuticals)	1,695	22,899
Neogen Corp.* (Health Care Equipment & Supplies)	987	44,820
NeoGenomics, Inc.* (Life Sciences Tools & Services)	1,131	38,590
Neurocrine Biosciences, Inc.* (Biotechnology)	872	74,268
Novavax, Inc.* (Biotechnology)	694	99,291
Novocure, Ltd.* (Health Care Equipment & Supplies)	820	61,566
NuVasive, Inc.* (Health Care Equipment & Supplies)	475	24,928
Oak Street Health, Inc.* (Health Care Providers & Services)	1,283	42,519
Organon & Co. (Pharmaceuticals)	2,329	70,918
Pacific Biosciences of California, Inc.* (Life Sciences Tools & Services)	2,026	41,452
Penumbra, Inc.* (Health Care Equipment & Supplies)	323	92,804
Perrigo Co. PLC (Pharmaceuticals)	1,229	47,808
Pfizer, Inc. (Pharmaceuticals)	51,549	3,043,969
Premier, Inc. (Health Care Providers & Services)	1,119	46,069
Quest Diagnostics, Inc. (Health Care Providers & Services)	1,127	194,982
Quidel Corp.* (Health Care Equipment & Supplies)	348	46,977
R1 RCM, Inc.* (Health Care Providers & Services)	1,224	31,200
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	971	613,206
Repligen Corp.* (Biotechnology)	472	125,004
ResMed, Inc. (Health Care Equipment & Supplies)	1,338	348,522
Royalty Pharma PLC — Class A (Pharmaceuticals)	3,274	130,469
Sarepta Therapeutics, Inc.* (Biotechnology)	800	72,040
Seagen, Inc.* (Biotechnology)	1,226	189,540
Shockwave Medical, Inc.* (Health Care Equipment & Supplies)	324	57,779
Signify Health, Inc.* — Class A (Health Care Providers & Services)	219	3,114
Sotera Health Co.* (Life Sciences Tools & Services)	909	21,407
STAAR Surgical Co.* (Health Care Equipment & Supplies)	437	39,898
STERIS PLC (Health Care Equipment & Supplies)	919	223,694
Stryker Corp. (Health Care Equipment & Supplies)	3,084	824,723
Syneos Health, Inc.* (Life Sciences Tools & Services)	952	97,751
Tandem Diabetes Care, Inc.* (Health Care Equipment & Supplies)	583	87,753
Teladoc Health, Inc.* (Health Care Technology)	1,470	134,975
Teleflex, Inc. (Health Care Equipment & Supplies)	430	141,246
Tenet Healthcare Corp.* (Health Care Providers & Services)	984	80,383
The Cooper Cos., Inc. (Health Care Equipment & Supplies)	453	189,780
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	3,619	2,414,741
Twist Bioscience Corp.* (Biotechnology)	453	35,058
Ultragenyx Pharmaceutical, Inc.* (Biotechnology)	626	52,640
United Therapeutics Corp.* (Biotechnology)	414	89,457
UnitedHealth Group, Inc. (Health Care Providers & Services)	8,650	4,343,510
Universal Health Services, Inc. — Class B (Health Care Providers & Services)	672	87,132
Vertex Pharmaceuticals, Inc.* (Biotechnology)	2,335	512,766
Viatris, Inc. (Pharmaceuticals)	11,108	150,291
Vir Biotechnology, Inc.* (Biotechnology)	673	28,179
Waters Corp.* (Life Sciences Tools & Services)	561	209,029
West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	680	318,927
Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	1,919	243,790
Zoetis, Inc. (Pharmaceuticals)	4,345	1,060,310
TOTAL COMMON STOCKS (Cost $12,527,904)		53,866,825

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Health Care :: 103

Repurchase Agreements(a) (3.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $1,716,000	$1,716,000	$1,716,000
TOTAL REPURCHASE AGREEMENTS (Cost $1,716,000)		1,716,000
TOTAL INVESTMENT SECURITIES (Cost $14,243,904) — 99.8%		55,582,825
Net other assets (liabilities) — 0.2%		94,216
NET ASSETS — 100.0%		$55,677,041

*	Non-income producing security.

(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Health Care Index	Goldman Sachs International	1/24/22	0.68%	$1,964,554	$10,767

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Health Care invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Biotechnology	$8,644,153	15.5%
Health Care Equipment & Supplies	14,179,499	25.5%
Health Care Providers & Services	10,785,987	19.4%
Health Care Technology	187,486	0.3%
Life Sciences Tools & Services	5,722,650	10.3%
Pharmaceuticals	14,347,050	25.7%
Other**	1,810,216	3.3%
Total	$55,677,041	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

104 :: ProFund VP Health Care :: Financial Statements

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$14,243,904
Securities, at value	53,866,825
Repurchase agreements, at value	1,716,000
Total Investment Securities, at value	55,582,825
Cash	439
Segregated cash balances for swap agreements with custodian	190,000
Dividends receivable	31,863
Unrealized appreciation on swap agreements	10,767
Receivable for capital shares issued	10,331
Prepaid expenses	738
TOTAL ASSETS	55,826,963

LIABILITIES:
Payable for capital shares redeemed	22,086
Advisory fees payable	44,234
Management services fees payable	5,898
Administration fees payable	3,223
Administrative services fees payable	18,918
Distribution fees payable	21,241
Transfer agency fees payable	5,173
Fund accounting fees payable	1,821
Compliance services fees payable	239
Other accrued expenses	27,089
TOTAL LIABILITIES	149,922
NET ASSETS	$55,677,041

NET ASSETS CONSIST OF:
Capital	$14,241,372
Total distributable earnings (loss)	41,435,669
NET ASSETS	$55,677,041
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	662,280
Net Asset Value (offering and redemption price per share)	$84.07

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$728,544
Interest	17
Net income from securities lending	15
TOTAL INVESTMENT INCOME	728,576

EXPENSES:
Advisory fees	396,031
Management services fees	52,804
Administration fees	39,721
Transfer agency fees	32,179
Administrative services fees	143,076
Distribution fees	132,010
Custody fees	7,913
Fund accounting fees	22,025
Trustee fees	886
Compliance services fees	337
Other fees	50,829
Recoupment of prior expenses reduced by the Advisor	11,500
Total Gross Expenses before reductions	889,311
Expenses reduced and reimbursed by the Advisor	(2,200)
TOTAL NET EXPENSES	887,111
NET INVESTMENT INCOME (LOSS)	(158,535)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	2,847,297
Net realized gains (losses) on swap agreements	251,511
Change in net unrealized appreciation/depreciation on investment securities	7,310,524
Change in net unrealized appreciation/depreciation on swap agreements	(15,044)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	10,394,288
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$10,235,753

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Health Care :: 105

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(158,535)	$19,004
Net realized gains (losses) on investments	3,098,808	4,344,309
Change in net unrealized appreciation/depreciation on investments	7,295,480	1,182,442
Change in net assets resulting from operations	10,235,753	5,545,755

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(4,237,991)	(6,154,240)
Change in net assets resulting from distributions	(4,237,991)	(6,154,240)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	19,002,003	42,078,065
Distributions reinvested	4,237,991	6,154,240
Value of shares redeemed	(25,561,869)	(45,032,120)
Change in net assets resulting from capital transactions	(2,321,875)	3,200,185
Change in net assets	3,675,887	2,591,700

NET ASSETS:
Beginning of period	52,001,154	49,409,454
End of period	$55,677,041	$52,001,154

SHARE TRANSACTIONS:
Issued	240,693	578,868
Reinvested	57,817	85,821
Redeemed	(325,367)	(635,160)
Change in shares	(26,857)	29,529

See accompanying notes to financial statements.

106 :: ProFund VP Health Care :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$75.46	$74.91	$71.82	$73.28	$64.38

Investment Activities:
Net investment income (loss)(a)	(0.24)	0.03	(0.01)	(0.06)	(0.03)
Net realized and unrealized gains (losses) on investments	15.51	10.27	12.63	3.29	13.49
Total income (loss) from investment activities	15.27	10.30	12.62	3.23	13.46

Distributions to Shareholders From:
Net investment income	(0.03)	—	—	—	—
Net realized gains on investments	(6.63)	(9.75)	(9.53)	(4.69)	(4.56)
Total distributions	(6.66)	(9.75)	(9.53)	(4.69)	(4.56)

Net Asset Value, End of Period	$84.07	$75.46	$74.91	$71.82	$73.28

Total Return	21.54%	14.44%	19.37%	4.44%	20.92%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.73%	1.72%	1.66%	1.64%
Net expenses	1.68%	1.68%	1.68%	1.65%	1.64%
Net investment income (loss)	(0.30)%	0.04%	(0.01)%	(0.08)%	(0.04)%

Supplemental Data:
Net assets, end of period (000's)	$55,677	$52,001	$49,409	$52,173	$53,670
Portfolio turnover rate(b)	10%	58%	33%	61%	43%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Industrials :: 107

ProFund VP Industrials (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. IndustrialsSM Index (the "Index"). For the year ended December 31, 2021, the Fund had a total return of 16.40%. For the same period, the Index had a total return of 18.37%1 and a volatility of 15.15%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the industrial sector of the U.S. equity market. Component companies include, among others, building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace.

During the year ended December 31, 2021, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Industrials from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Industrials	16.40%	13.62%	13.77%
Dow Jones U.S. IndustrialsSM Index	18.37%	15.43%	15.65%
S&P 500®	28.71%	18.47%	16.55%

Expense Ratios**

Fund	Gross	Net
ProFund VP Industrials	1.75%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	97%
Swap Agreements	3%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Accenture PLC	4.9%
PayPal Holdings, Inc.	4.1%
Union Pacific Corp.	3.0%
United Parcel Service, Inc.	2.9%
Honeywell International, Inc.	2.7%

Dow Jones U.S. IndustrialsSM Index – Composition

% of Index
Capital Goods	49%
Software & Services	19%
Transportation	13%
Commercial & Professional Services	7%
Technology Hardware & Equipment	6%
Materials	6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

108 :: ProFund VP Industrials :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (96.6%)

	Shares	Value
3M Co. (Industrial Conglomerates)	2,350	$417,431
A.O. Smith Corp. (Building Products)	543	46,617
Accenture PLC—Class A (IT Services)	2,575	1,067,466
Acuity Brands, Inc. (Electrical Equipment)	142	30,064
ADT, Inc. (Commercial Services & Supplies)	594	4,996
Advanced Drainage Systems, Inc. (Building Products)	229	31,174
AECOM* (Construction & Engineering)	587	45,404
Affirm Holdings, Inc.* (IT Services)	596	59,934
AGCO Corp. (Machinery)	250	29,005
Air Lease Corp. (Trading Companies & Distributors)	437	19,329
Alight, Inc.*—Class A (Professional Services)	1,002	10,832
Allegion PLC (Building Products)	366	48,473
Allison Transmission Holdings, Inc. (Machinery)	425	15,449
Amcor PLC (Containers & Packaging)	6,251	75,075
AMETEK, Inc. (Electrical Equipment)	943	138,659
Amphenol Corp.—Class A (Electronic Equipment, Instruments & Components)	2,438	213,228
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	157	16,124
AptarGroup, Inc. (Containers & Packaging)	268	32,825
Armstrong World Industries, Inc. (Building Products)	194	22,527
Arrow Electronics, Inc.* (Electronic Equipment, Instruments & Components)	284	38,133
ASGN, Inc.* (Professional Services)	212	26,161
Automatic Data Processing, Inc. (IT Services)	1,718	423,624
Avery Dennison Corp. (Containers & Packaging)	338	73,201
Avnet, Inc. (Electronic Equipment, Instruments & Components)	405	16,698
Axon Enterprise, Inc.* (Aerospace & Defense)	268	42,076
Ball Corp. (Containers & Packaging)	1,321	127,172
Berry Global Group, Inc.* (Containers & Packaging)	552	40,727
Booz Allen Hamilton Holding Corp. (Professional Services)	546	46,295
Broadridge Financial Solutions, Inc. (IT Services)	475	86,840
Builders FirstSource, Inc.* (Building Products)	781	66,940
BWX Technologies, Inc. (Aerospace & Defense)	376	18,003
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	530	57,044
CACI International, Inc.*—Class A (Professional Services)	95	25,575
Carlisle Cos., Inc. (Industrial Conglomerates)	213	52,850
Carrier Global Corp. (Building Products)	3,533	191,630
Caterpillar, Inc. (Machinery)	2,206	456,069
ChargePoint Holdings, Inc.* (Electrical Equipment)	702	13,373
Chart Industries, Inc.* (Machinery)	145	23,126
Cimpress PLC* (Commercial Services & Supplies)	80	5,729
Cintas Corp. (Commercial Services & Supplies)	358	158,655
Clarivate PLC* (Professional Services)	1,513	35,586
Clean Harbors, Inc.* (Commercial Services & Supplies)	204	20,353
Cognex Corp. (Electronic Equipment, Instruments & Components)	721	56,065
Coherent, Inc.* (Electronic Equipment, Instruments & Components)	100	26,654
Colfax Corp.* (Machinery)	549	25,238
Concentrix Corp. (IT Services)	175	31,259
Core & Main, Inc.* (Trading Companies & Distributors)	150	4,551
Corning, Inc. (Electronic Equipment, Instruments & Components)	3,132	116,604
Crane Co. (Machinery)	204	20,753
Crown Holdings, Inc. (Containers & Packaging)	521	57,633
CSX Corp. (Road & Rail)	9,043	340,017
Cummins, Inc. (Machinery)	583	127,176
Curtiss-Wright Corp. (Aerospace & Defense)	160	22,187
Deere & Co. (Machinery)	1,150	394,324
Donaldson Co., Inc. (Machinery)	504	29,867
Dover Corp. (Machinery)	587	106,599
Dun & Bradstreet Holdings, Inc.* (Professional Services)	615	12,601
Eagle Materials, Inc. (Construction Materials)	166	27,632
Eaton Corp. PLC (Electrical Equipment)	1,625	280,832
EMCOR Group, Inc. (Construction & Engineering)	218	27,771
Emerson Electric Co. (Electrical Equipment)	2,437	226,568
EnerSys (Electrical Equipment)	171	13,519
Equifax, Inc. (Professional Services)	497	145,516
Euronet Worldwide, Inc.* (IT Services)	216	25,741
Expeditors International of Washington, Inc. (Air Freight & Logistics)	691	92,794
Fastenal Co. (Trading Companies & Distributors)	2,345	150,220
FedEx Corp. (Air Freight & Logistics)	997	257,864
Fidelity National Information Services, Inc. (IT Services)	2,483	271,019
Fiserv, Inc.* (IT Services)	2,423	251,483
FleetCor Technologies, Inc.* (IT Services)	331	74,091
Flowserve Corp. (Machinery)	531	16,249
Fortive Corp. (Machinery)	1,462	111,536
Fortune Brands Home & Security, Inc. (Building Products)	553	59,116
FTI Consulting, Inc.* (Professional Services)	140	21,479
Gates Industrial Corp. PLC* (Machinery)	393	6,253
Generac Holdings, Inc.* (Electrical Equipment)	257	90,443
General Dynamics Corp. (Aerospace & Defense)	945	197,004
General Electric Co. (Industrial Conglomerates)	4,477	422,942
Genpact, Ltd. (IT Services)	705	37,421
Global Payments, Inc. (IT Services)	1,183	159,918
Graco, Inc. (Machinery)	693	55,870
Graphic Packaging Holding Co. (Containers & Packaging)	1,152	22,464
GXO Logistics, Inc.* (Air Freight & Logistics)	402	36,514
HEICO Corp. (Aerospace & Defense)	172	24,806
HEICO Corp.—Class A (Aerospace & Defense)	304	39,070
Hertz Global Holdings, Inc.* (Road & Rail)	232	5,798
Hexcel Corp.* (Aerospace & Defense)	342	17,716
Honeywell International, Inc. (Industrial Conglomerates)	2,807	585,287

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Industrials :: 109

Common Stocks, continued

	Shares	Value
Howmet Aerospace, Inc. (Aerospace & Defense)	1,568	$49,909
Hubbell, Inc. (Electrical Equipment)	222	46,236
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	163	30,439
IDEX Corp. (Machinery)	310	73,259
II-VI, Inc.* (Electronic Equipment, Instruments & Components)	433	29,587
Illinois Tool Works, Inc. (Machinery)	1,165	287,522
Ingersoll Rand, Inc. (Machinery)	1,662	102,828
Insperity, Inc. (Professional Services)	146	17,244
International Paper Co. (Containers & Packaging)	1,579	74,181
IPG Photonics Corp.* (Electronic Equipment, Instruments & Components)	146	25,132
Itron, Inc.* (Electronic Equipment, Instruments & Components)	185	12,676
ITT, Inc. (Machinery)	349	35,664
J.B. Hunt Transport Services, Inc. (Road & Rail)	343	70,109
Jabil, Inc. (Electronic Equipment, Instruments & Components)	584	41,084
Jack Henry & Associates, Inc. (IT Services)	302	50,431
Jacobs Engineering Group, Inc. (Professional Services)	531	73,931
Johnson Controls International PLC (Building Products)	2,890	234,985
KBR, Inc. (Professional Services)	572	27,239
Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	751	155,089
Kirby Corp.* (Marine)	245	14,558
Knight-Swift Transportation Holdings, Inc.(Road & Rail)	677	41,256
L3Harris Technologies, Inc. (Aerospace & Defense)	800	170,592
Landstar System, Inc. (Road & Rail)	155	27,748
Leidos Holdings, Inc. (Professional Services)	572	50,851
Lennox International, Inc. (Building Products)	137	44,437
Lincoln Electric Holdings, Inc. (Machinery)	241	33,612
Littelfuse, Inc. (Electronic Equipment, Instruments & Components)	100	31,468
Lockheed Martin Corp. (Aerospace & Defense)	1,001	355,765
Louisiana-Pacific Corp. (Paper & Forest Products)	359	28,128
ManpowerGroup, Inc. (Professional Services)	221	21,510
Marqeta, Inc.*—Class A (IT Services)	948	16,277
Martin Marietta Materials, Inc. (Construction Materials)	254	111,892
Masco Corp. (Building Products)	996	69,939
MasTec, Inc.* (Construction & Engineering)	233	21,501
MAXIMUS, Inc. (IT Services)	251	19,997
Mercury Systems, Inc.* (Aerospace & Defense)	231	12,719
MSA Safety, Inc. (Commercial Services & Supplies)	149	22,493
MSC Industrial Direct Co., Inc. (Trading Companies & Distributors)	191	16,055
National Instruments Corp. (Electronic Equipment, Instruments & Components)	538	23,494
Nielsen Holdings PLC (Professional Services)	1,463	30,006
Nikola Corp.*(a) (Machinery)	840	8,291
Nordson Corp. (Machinery)	220	56,159
Norfolk Southern Corp. (Road & Rail)	992	295,328
Northrop Grumman Corp. (Aerospace & Defense)	608	235,339
nVent Electric PLC (Electrical Equipment)	686	26,068
Old Dominion Freight Line, Inc. (Road & Rail)	380	136,184
Oshkosh Corp. (Machinery)	280	31,559
Otis Worldwide Corp. (Machinery)	1,732	150,805
Owens Corning (Building Products)	410	37,105
PACCAR, Inc. (Machinery)	1,416	124,976
Packaging Corp. of America (Containers & Packaging)	387	52,690
Parker-Hannifin Corp. (Machinery)	526	167,331
Paychex, Inc. (IT Services)	1,309	178,679
PayPal Holdings, Inc.* (IT Services)	4,791	903,487
Pentair PLC (Machinery)	675	49,295
PerkinElmer, Inc. (Life Sciences Tools & Services)	515	103,546
Quanta Services, Inc. (Construction & Engineering)	582	66,733
Raytheon Technologies Corp. (Aerospace & Defense)	6,103	525,223
RBC Bearings, Inc.* (Machinery)	118	23,832
Regal Rexnord Corp. (Electrical Equipment)	276	46,970
Republic Services, Inc.—Class A (Commercial Services & Supplies)	853	118,951
Robert Half International, Inc. (Professional Services)	454	50,630
Rockwell Automation, Inc. (Electrical Equipment)	473	165,006
Roper Technologies, Inc. (Industrial Conglomerates)	430	211,500
Saia, Inc.* (Road & Rail)	107	36,062
Science Applications International Corp. (Professional Services)	235	19,644
Sealed Air Corp. (Containers & Packaging)	604	40,752
Sensata Technologies Holding PLC* (Electrical Equipment)	646	39,852
Shift4 Payments, Inc.*—Class A (IT Services)	193	11,180
Shoals Technologies Group, Inc.*—Class A (Electrical Equipment)	425	10,328
Silgan Holdings, Inc. (Containers & Packaging)	342	14,651
Siteone Landscape Supply, Inc.* (Trading Companies & Distributors)	182	44,095
Snap-on, Inc. (Machinery)	219	47,168
Sonoco Products Co. (Containers & Packaging)	401	23,214
Square, Inc.*—Class A (IT Services)	1,628	262,938
Stericycle, Inc.* (Commercial Services & Supplies)	375	22,365
Sunrun, Inc.* (Electrical Equipment)	844	28,949
TaskUS, Inc.*—Class A (IT Services)	111	5,990
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	1,330	214,583
Teledyne Technologies, Inc.* (Electronic Equipment, Instruments & Components)	190	83,009
Tetra Tech, Inc. (Commercial Services & Supplies)	220	37,356
Textron, Inc. (Aerospace & Defense)	899	69,403
The Boeing Co.* (Aerospace & Defense)	2,252	453,373
The Middleby Corp.* (Machinery)	227	44,665
The Sherwin-Williams Co. (Chemicals)	984	346,525
The Timken Co. (Machinery)	281	19,470
The Toro Co. (Machinery)	434	43,361

See accompanying notes to financial statements.

110 :: ProFund VP Industrials :: Financial Statements

Common Stocks, continued

	Shares	Value
The Western Union Co. (IT Services)	1,639	$29,240
Trane Technologies PLC (Building Products)	969	195,767
TransDigm Group, Inc.* (Aerospace & Defense)	214	136,164
TransUnion (Professional Services)	781	92,610
Trex Co., Inc.* (Building Products)	470	63,464
Trimble, Inc.* (Electronic Equipment, Instruments & Components)	1,023	89,195
TriNet Group, Inc.* (Professional Services)	164	15,623
TuSimple Holdings, Inc.*— Class A (Road & Rail)	139	4,983
Union Pacific Corp. (Road & Rail)	2,621	660,310
United Parcel Service, Inc.—Class B (Air Freight & Logistics)	2,973	637,233
United Rentals, Inc.* (Trading Companies & Distributors)	295	98,026
Univar Solutions, Inc.* (Trading Companies & Distributors)	697	19,760
Upwork, Inc.* (Professional Services)	491	16,773
Valmont Industries, Inc. (Construction & Engineering)	87	21,794
Verisk Analytics, Inc. (Professional Services)	657	150,275
Vertiv Holdings Co. (Electrical Equipment)	1,236	30,863
Virgin Galactic Holdings, Inc.* (Aerospace & Defense)	726	9,714
Vontier Corp. (Electronic Equipment, Instruments & Components)	689	21,173
Vulcan Materials Co. (Construction Materials)	541	112,301
W.W. Grainger, Inc. (Trading Companies & Distributors)	176	91,210
Waste Management, Inc. (Commercial Services & Supplies)	1,569	261,865
Watsco, Inc. (Trading Companies & Distributors)	135	42,239
Westinghouse Air Brake Technologies Corp. (Machinery)	762	70,188
WestRock Co. (Containers & Packaging)	1,089	48,308
WEX, Inc.* (IT Services)	183	25,691
WillScot Mobile Mini Holdings Corp.* (Construction & Engineering)	910	37,164
Woodward, Inc. (Machinery)	257	28,131
XPO Logistics, Inc.* (Air Freight & Logistics)	402	31,127
Xylem, Inc. (Machinery)	735	88,141
Zebra Technologies Corp.* (Electronic Equipment, Instruments & Components)	218	129,754
Zurn Water Solutions Corp. (Building Products)	495	18,018
TOTAL COMMON STOCKS (Cost $7,907,317)		21,060,503

Repurchase Agreements(b) (3.5%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $753,000	$753,000	$753,000
TOTAL REPURCHASE AGREEMENTS (Cost $753,000)		753,000

Collateral for Securities Loaned(c)(NM)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares, 0.03%(d)	8,129	$8,129
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $8,129)		8,129
TOTAL INVESTMENT SECURITIES (Cost $8,668,446)—100.1%		21,821,632
Net other assets (liabilities)—(0.1)%		(17,796)
NET ASSETS—100.0%		$21,803,836

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $7,294.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Securities were purchased with cash collateral held from securities on loan at December 31, 2021.
(d)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2021.
NM	Not meaningful, amount is less than 0.05%.

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Industrials Index	Goldman Sachs International	1/24/22	0.68%	$652,139	$8,820

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Industrials :: 111

ProFund VP Industrials invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Aerospace & Defense	$2,409,502	11.1%
Air Freight & Logistics	1,112,576	5.1%
Building Products	1,130,192	5.2%
Chemicals	346,525	1.6%
Commercial Services & Supplies	652,763	3.0%
Construction & Engineering	220,367	1.0%
Construction Materials	251,825	1.2%
Containers & Packaging	682,893	3.1%
Electrical Equipment	1,187,730	5.4%
Electronic Equipment, Instruments & Components	1,323,626	6.1%
Industrial Conglomerates	1,690,010	7.8%
IT Services	3,992,706	18.3%
Life Sciences Tools & Services	103,546	0.5%
Machinery	2,903,771	13.2%
Marine	14,558	0.1%
Paper & Forest Products	28,128	0.1%
Professional Services	890,381	4.1%
Road & Rail	1,617,795	7.4%
Trading Companies & Distributors	501,609	2.3%
Other**	743,333	3.4%
Total	$21,803,836	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

112 :: ProFund VP Industrials :: Financial Statements

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$8,668,446
Securities, at value(a)	21,068,632
Repurchase agreements, at value	753,000
Total Investment Securities, at value	21,821,632
Cash	344
Dividends receivable	11,343
Unrealized appreciation on swap agreements	8,820
Receivable for capital shares issued	80,318
Prepaid expenses	299
TOTAL ASSETS	21,922,756

LIABILITIES:
Payable for collateral for securities loaned	8,129
Payable for capital shares redeemed	58,461
Advisory fees payable	16,603
Management services fees payable	2,214
Administration fees payable	1,277
Administrative services fees payable	9,323
Distribution fees payable	9,617
Transfer agency fees payable	2,150
Fund accounting fees payable	764
Compliance services fees payable	93
Other accrued expenses	10,289
TOTAL LIABILITIES	118,920
NET ASSETS	$21,803,836

NET ASSETS CONSIST OF:
Capital	$9,756,493
Total distributable earnings (loss)	12,047,343
NET ASSETS	$21,803,836
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	218,149
Net Asset Value (offering and redemption price per share)	$99.95

(a) Includes securities on loan valued at:	$7,294

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$259,286
Interest	7
Net income from securities lending	60
TOTAL INVESTMENT INCOME	259,353

EXPENSES:
Advisory fees	158,354
Management services fees	21,114
Administration fees	15,439
Transfer agency fees	12,765
Administrative services fees	59,035
Distribution fees	52,784
Custody fees	3,174
Fund accounting fees	9,236
Trustee fees	337
Compliance services fees	152
Other fees	20,448
Recoupment of prior expenses reduced by the Advisor	3,500
Total Gross Expenses before reductions	356,338
Expenses reduced and reimbursed by the Advisor	(1,625)
TOTAL NET EXPENSES	354,713
NET INVESTMENT INCOME (LOSS)	(95,360)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	178,201
Net realized gains (losses) on swap agreements	31,110
Change in net unrealized appreciation/depreciation on investment securities	2,846,151
Change in net unrealized appreciation/depreciation on swap agreements	6,968
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	3,062,430
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,967,070

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Industrials :: 113

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(95,360)	$(25,859)
Net realized gains (losses) on investments	209,311	1,209,058
Change in net unrealized appreciation/depreciation on investments	2,853,119	(3,842)
Change in net assets resulting from operations	2,967,070	1,179,357

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(1,172,179)	(268,929)
Change in net assets resulting from distributions	(1,172,179)	(268,929)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	26,430,009	22,558,963
Distributions reinvested	1,172,179	268,929
Value of shares redeemed	(24,672,981)	(24,537,213)
Change in net assets resulting from capital transactions	2,929,207	(1,709,321)
Change in net assets	4,724,098	(798,893)

NET ASSETS:
Beginning of period	17,079,738	17,878,631
End of period	$21,803,836	$17,079,738

SHARE TRANSACTIONS:
Issued	270,168	294,654
Reinvested	12,291	3,320
Redeemed	(252,655)	(335,213)
Change in shares	29,804	(37,239)

See accompanying notes to financial statements.

114 :: ProFund VP Industrials :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$90.68	$79.25	$72.70	$83.42	$68.28

Investment Activities:
Net investment income (loss)(a)	(0.44)	(0.15)	0.10	(0.07)	0.09
Net realized and unrealized gains (losses) on investments	15.06	13.24	20.77	(10.56)	15.19
Total income (loss) from investment activities	14.62	13.09	20.87	(10.63)	15.28

Distributions to Shareholders From:
Net investment income	—	(0.14)	—	(0.09)	(0.14)
Net realized gains on investments	(5.35)	(1.52)	(14.32)	—	—
Total distributions	(5.35)	(1.66)	(14.32)	(0.09)	(0.14)

Net Asset Value, End of Period	$99.95	$90.68	$79.25	$72.70	$83.42

Total Return	16.40%	16.76%	30.49%	(12.76)%	22.40%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.75%	1.71%	1.68%	1.68%
Net expenses	1.68%	1.68%	1.68%	1.67%	1.68%
Net investment income (loss)	(0.45)%	(0.20)%	0.12%	(0.09)%	0.12%

Supplemental Data:
Net assets, end of period (000's)	$21,804	$17,080	$17,879	$11,116	$39,291
Portfolio turnover rate(b)	72%	123%	71%	67%	107%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP International :: 115

ProFund VP International (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index® (the "Index"). Since the foreign markets are not open when this Fund values its shares, it determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of related futures contracts traded in the United States. For the year ended December 31, 2021, the Fund had a total return of 8.82%. For the same period, the Index had a total return of 11.26%1 and a volatility of 11.62%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to that of the daily performance of the U.S.-traded MSCI EAFE futures contract.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index includes 85% of free-float adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada. As of December 31, 2021, the Index has constituent companies from the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index levels and the price of the related futures contracts are expressed in U.S. dollar terms and as such they should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

During the year ended December 31, 2021, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP International from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP International	8.82%	6.91%	5.45%
MSCI EAFE Index®	11.26%	9.55%	8.03%

Expense Ratios**

Fund	Gross	Net
ProFund VP International	1.68%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP International primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

MSCI EAFE Index – Composition

Industry Breakdown	% of Index
Financials	16%
Industrials	16%
Health Care	13%
Consumer Discretionary	13%
Consumer Staples	10%
Information Technology	10%
Materials	8%
Communication Services	5%
Utilities	3%
Energy	3%
Real Estate	3%

Country Composition
Japan	23%
United Kingdom	15%
France	12%
Switzerland	10%
Germany	9%
Other	31%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the U.S.-traded MSCI EAFE futures contract and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

116 :: ProFund VP International :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2021

Repurchase Agreements(a)(b) (100.7%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $12,234,000	$12,234,000	$12,234,000
TOTAL REPURCHASE AGREEMENTS (Cost $12,234,000)		12,234,000
TOTAL INVESTMENT SECURITIES (Cost $12,234,000)—100.7%		12,234,000
Net other assets (liabilities)—(0.7)%		(82,760)
NET ASSETS—100.0%		$12,151,240

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2021, the aggregate amount held in a segregated account was $1,679,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index	Goldman Sachs International	1/27/22	0.58%	$6,030,915	$(26,917)
MSCI EAFE Index	UBS AG	1/27/22	0.88%	6,110,277	(27,747)
				$12,141,192	$(54,664)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP International :: 117

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$12,234,000
Repurchase agreements, at value	12,234,000
Total Investment Securities, at value	12,234,000
Cash	203
Segregated cash balances for swap agreements with custodian	50
Receivable for capital shares issued	4,401
Prepaid expenses	74
TOTAL ASSETS	12,238,728

LIABILITIES:
Payable for capital shares redeemed	566
Unrealized depreciation on swap agreements	54,664
Advisory fees payable	7,641
Management services fees payable	1,019
Administration fees payable	665
Administrative services fees payable	7,683
Distribution fees payable	7,927
Transfer agency fees payable	1,210
Fund accounting fees payable	398
Compliance services fees payable	55
Other accrued expenses	5,660
TOTAL LIABILITIES	87,488
NET ASSETS	$12,151,240

NET ASSETS CONSIST OF:
Capital	$12,814,199
Total distributable earnings (loss)	(662,959)
NET ASSETS	$12,151,240
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	544,101
Net Asset Value (offering and redemption price per share)	$22.33

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Interest	$98

EXPENSES:
Advisory fees	91,130
Management services fees	12,151
Administration fees	8,100
Transfer agency fees	7,344
Administrative services fees	29,528
Distribution fees	30,377
Custody fees	1,832
Fund accounting fees	4,914
Trustee fees	172
Compliance services fees	96
Other fees	9,035
TOTAL NET EXPENSES	194,679
NET INVESTMENT INCOME (LOSS)	(194,581)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	1,116,774
Change in net unrealized appreciation/depreciation on swap agreements	(47,845)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	1,068,929
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$874,348

See accompanying notes to financial statements.

118 :: ProFund VP International :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(194,581)	$(71,607)
Net realized gains (losses) on investments	1,116,774	295,215
Change in net unrealized appreciation/depreciation on investments	(47,845)	13,230
Change in net assets resulting from operations	874,348	236,838

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	—	(26,163)
Change in net assets resulting from distributions	—	(26,163)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	47,750,286	9,567,191
Distributions reinvested	—	26,163
Value of shares redeemed	(42,005,838)	(9,950,961)
Change in net assets resulting from capital transactions	5,744,448	(357,607)
Change in net assets	6,618,796	(146,932)

NET ASSETS:
Beginning of period	5,532,444	5,679,376
End of period	$12,151,240	$5,532,444

SHARE TRANSACTIONS:
Issued	2,190,643	537,342
Reinvested	—	1,410
Redeemed	(1,916,162)	(557,950)
Change in shares	274,481	(19,198)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP International :: 119

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$20.52	$19.66	$16.53	$23.47		$19.27

Investment Activities:
Net investment income (loss)(a)	(0.35)	(0.24)	0.08	0.04		(0.18)
Net realized and unrealized gains (losses) on investments	2.16	1.19	3.10	(3.26)		4.38
Total income (loss) from investment activities	1.81	0.95	3.18	(3.22)		4.20

Distributions to Shareholders From:
Net investment income	—	(0.09)	(0.05)	—		—
Net realized gains on investments	—	—	—	(3.72)		—
Total distributions	—	(0.09)	(0.05)	(3.72)		—

Net Asset Value, End of Period	$22.33	$20.52	$19.66	$16.53		$23.47

Total Return	8.82%	4.90%	19.27%	(15.76	)%(b)	21.80%

Ratios to Average Net Assets:
Gross expenses	1.60%	1.68%	1.65%	1.57%		1.68%
Net expenses	1.60%	1.68%	1.65%	1.50	%(b)	1.68%
Net investment income (loss)	(1.60)%	(1.36)%	0.43%	0.20	%(b)	(0.81)%

Supplemental Data:
Net assets, end of period (000's)	$12,151	$5,532	$5,679	$6,140		$15,131
Portfolio turnover rate(c)	—	—	—	—		—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.57% and 0.13%, respectively, and the total return would have been (15.84)%.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

120 :: ProFund VP Internet :: Management Discussion of Fund Performance

ProFund VP Internet (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Internet CompositeSM Index (the “Index”). For the year ended December 31, 2021, the Fund had a total return of 5.30%. For the same period, the Index had a total return of 6.97%1 and a volatility of 22.32%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet. The Index is composed of two sub-groups: Internet Commerce, which includes companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a web site, and Internet Services, which includes companies that derive the majority of their revenues from providing access to the Internet or providing services to people using the Internet.

During the year ended December 31, 2021, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Internet from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Internet	5.30%	21.76%	20.10%
Dow Jones Internet CompositeSM Index	6.97%	23.84%	22.15%
S&P 500®	28.71%	18.47%	16.55%

Expense Ratios**

Fund	Gross	Net
ProFund VP Internet	1.71%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Swap Agreements	2%
Total Exposure	101%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Alphabet, Inc.	9.9%
Amazon.com, Inc.	9.1%
Meta Platforms, Inc.	7.4%
Cisco Systems, Inc.	5.1%
Netflix, Inc.	4.8%

Dow Jones Internet CompositeSM Index – Composition

% of Index
Interactive Media & Services	28%
Software	19%
IT Services	15%
Internet & Direct Marketing Retail	14%
Communications Equipment	11%
Entertainment	5%
Hotels, Restaurants & Leisure	4%
Health Care Technology	3%
Real Estate Management & Development	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Internet :: 121

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (98.9%)

	Shares	Value
Airbnb, Inc.*—Class A (Hotels, Restaurants & Leisure)	2,889	$480,990
Akamai Technologies, Inc.* (IT Services)	2,614	305,943
Alphabet, Inc.*—Class A (Interactive Media & Services)	346	1,002,376
Alphabet, Inc.*—Class C (Interactive Media & Services)	322	931,736
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	532	1,773,868
Arista Networks, Inc.* (Communications Equipment)	2,876	413,425
Box, Inc.*—Class A (Software)	5,460	142,997
Ciena Corp.* (Communications Equipment)	3,475	267,471
Cisco Systems, Inc. (Communications Equipment)	15,866	1,005,428
Citrix Systems, Inc. (Software)	2,701	255,488
Cloudflare, Inc.*—Class A (Software)	2,789	366,754
CommScope Holding Co., Inc.* (Communications Equipment)	10,189	112,487
Coupa Software, Inc.* (Software)	1,433	226,486
Datadog, Inc.*—Class A (Software)	2,527	450,084
DocuSign, Inc.* (Software)	2,431	370,266
Dropbox, Inc.* (Software)	7,546	185,179
eBay, Inc. (Internet & Direct Marketing Retail)	6,521	433,647
Etsy, Inc.* (Internet & Direct Marketing Retail)	1,542	337,605
Expedia Group, Inc.* (Hotels, Restaurants & Leisure)	1,985	358,729
Fastly, Inc.*—Class A (IT Services)	3,561	126,237
GoDaddy, Inc.*—Class A (IT Services)	3,318	281,565
Juniper Networks, Inc. (Communications Equipment)	6,964	248,684
Match Group, Inc.* (Interactive Media & Services)	3,092	408,917
Meta Platforms, Inc.*—Class A (Interactive Media & Services)	4,302	1,446,977
Netflix, Inc.* (Entertainment)	1,545	930,770
Nutanix, Inc.*—Class A (Software)	5,538	176,441
Okta, Inc.* (IT Services)	1,679	376,381
PayPal Holdings, Inc.* (IT Services)	4,503	849,177
Pinterest, Inc.*—Class A (Interactive Media & Services)	8,052	292,690
Salesforce.com, Inc.* (Software)	3,532	897,586
Snap, Inc.* (Interactive Media & Services)	9,508	447,161
Snowflake, Inc.*—Class A (IT Services)	1,655	560,631
Teladoc Health, Inc.* (Health Care Technology)	2,725	250,210
Twitter, Inc.* (Interactive Media & Services)	8,953	386,949
Veeva Systems, Inc.*—Class A (Health Care Technology)	1,526	389,862
Vonage Holdings Corp.* (Software)	7,862	163,451
Wayfair, Inc.*—Class A (Internet & Direct Marketing Retail)	1,242	235,943
Workday, Inc.*—Class A (Software)	1,748	477,519
Zillow Group, Inc.*—Class A (Interactive Media & Services)	694	43,181
Zillow Group, Inc.*—Class C (Interactive Media & Services)	3,209	204,895
Zoom Video Communications, Inc.*—Class A (Software)	2,252	414,165
ZoomInfo Technologies, Inc.*—Class A (Interactive Media & Services)	4,642	298,016
TOTAL COMMON STOCKS (Cost $8,171,863)		19,328,367

Repurchase Agreements(a) (1.8%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $347,000	$347,000	$347,000
TOTAL REPURCHASE AGREEMENTS (Cost $347,000)		347,000
TOTAL INVESTMENT SECURITIES (Cost $8,518,863)—100.7%		19,675,367
Net other assets (liabilities)—(0.7)%		(143,302)
NET ASSETS—100.0%		$19,532,065

*	Non-income producing security.
(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones Internet Composite Index	Goldman Sachs International	1/24/22	0.68%	$327,447	$(4,286)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

122 :: ProFund VP Internet :: Financial Statements

ProFund VP Internet invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Communications Equipment	$2,047,495	10.5%
Entertainment	930,770	4.8%
Health Care Technology	640,072	3.3%
Hotels, Restaurants & Leisure	839,719	4.3%
Interactive Media & Services	5,462,898	27.9%
Internet & Direct Marketing Retail	2,781,063	14.2%
IT Services	2,499,934	12.8%
Software	4,126,416	21.1%
Other**	203,698	1.1%
Total	$19,532,065	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Internet :: 123

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$8,518,863
Securities, at value	19,328,367
Repurchase agreements, at value	347,000
Total Investment Securities, at value	19,675,367
Cash	765
Prepaid expenses	311
TOTAL ASSETS	19,676,443

LIABILITIES:
Payable for capital shares redeemed	88,377
Unrealized depreciation on swap agreements	4,286
Advisory fees payable	16,371
Management services fees payable	2,183
Administration fees payable	1,185
Administrative services fees payable	8,495
Distribution fees payable	9,283
Transfer agency fees payable	1,995
Fund accounting fees payable	666
Compliance services fees payable	92
Other accrued expenses	11,445
TOTAL LIABILITIES	144,378
NET ASSETS	$19,532,065

NET ASSETS CONSIST OF:
Capital	$4,858,496
Total distributable earnings (loss)	14,673,569
NET ASSETS	$19,532,065
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	380,717
Net Asset Value (offering and redemption price per share)	$51.30

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$47,155
Interest	3
Net income from securities lending	55
TOTAL INVESTMENT INCOME	47,213

EXPENSES:
Advisory fees	170,801
Management services fees	22,773
Administration fees	17,402
Transfer agency fees	14,004
Administrative services fees	59,053
Distribution fees	56,934
Custody fees	3,467
Fund accounting fees	9,537
Trustee fees	394
Compliance services fees	135
Other fees	20,723
Recoupment of prior expenses reduced by the Advisor	6,477
TOTAL NET EXPENSES	381,700
NET INVESTMENT INCOME (LOSS)	(334,487)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	4,743,478
Net realized gains (losses) on swap agreements	(31,815)
Change in net unrealized appreciation/depreciation on investment securities	(3,205,856)
Change in net unrealized appreciation/depreciation on swap agreements	1,174
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	1,506,981
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,172,494

See accompanying notes to financial statements.

124 :: ProFund VP Internet :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(334,487)	$(279,735)
Net realized gains (losses) on investments	4,711,663	4,092,000
Change in net unrealized appreciation/depreciation on investments	(3,204,682)	4,475,987
Change in net assets resulting from operations	1,172,494	8,288,252

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(3,581,962)	(2,716,437)
Change in net assets resulting from distributions	(3,581,962)	(2,716,437)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	16,070,740	27,276,562
Distributions reinvested	3,581,962	2,716,437
Value of shares redeemed	(24,109,917)	(25,759,486)
Change in net assets resulting from capital transactions	(4,457,215)	4,233,513
Change in net assets	(6,866,683)	9,805,328

NET ASSETS:
Beginning of period	26,398,748	16,593,420
End of period	$19,532,065	$26,398,748

SHARE TRANSACTIONS:
Issued	279,532	541,488
Reinvested	74,485	47,498
Redeemed	(424,181)	(523,130)
Change in shares	(70,164)	65,856

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Internet :: 125

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019(a)		Year Ended Dec. 31, 2018(a)	Year Ended Dec. 31, 2017(a)
Net Asset Value, Beginning of Period	$58.55	$43.10	$37.40		$37.12	$27.28

Investment Activities:
Net investment income (loss)(b)	(0.84)	(0.69)	(0.54)		(0.59)	(0.47)
Net realized and unrealized gains (losses) on investments	3.30	22.44	7.27		2.80	10.31
Total income (loss) from investment activities	2.46	21.75	6.73		2.21	9.84

Distributions to Shareholders From:
Net realized gains on investments	(9.71)	(6.30)	(1.03)		(1.93)	—

Net Asset Value, End of Period	$51.30	$58.55	$43.10		$37.40	$37.12

Total Return	5.30%	50.82%	18.03%		4.93%	36.05%
Ratios to Average Net Assets:
Gross expenses	1.68%	1.71%	1.69%		1.64%	1.64%
Net expenses	1.68%	1.68%	1.69	%(c)	1.64%	1.64%
Net investment income (loss)	(1.47)%	(1.36)%	(1.24)%		(1.39)%	(1.43)%

Supplemental Data:
Net assets, end of period (000's)	$19,532	$26,399	$16,593		$17,917	$16,656
Portfolio turnover rate(d)	57%	116%	163%		138%	116%

(a)	As described in Note 9, share amounts have been adjusted for 3:1 share split that occurred on November 18, 2019.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

126 :: ProFund VP Japan :: Management Discussion of Fund Performance

ProFund VP Japan (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the Nikkei 225 Stock Average (the "Index"). Since the Japanese markets are not open when this Fund values its shares, it determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of related, dollar-denominated futures contracts traded in the United States. For the year ended December 31, 2021, the Fund had a total return of 3.89%. For the same period, the Index had a total return of -4.37%1, as measured in unhedged U.S. dollar terms, or 6.66%1 in local (Japanese yen) terms and a volatility of 18.57%. The U.S. dollar-denominated Nikkei futures contracts held in the Fund are not directly impacted by the dollar/yen exchange rate, which may cause the Fund to over or underperform versus the performance of the Index measured in unhedged U.S. dollar terms, depending upon whether the U.S. dollar rises or falls in value versus the yen. During the year, the Fund was generally not exposed to fluctuations in the dollar/yen exchange rate. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the U.S.-traded U.S. dollar-denominated futures contract on the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is a modified price-weighted index of the 225 most actively traded and liquid Japanese stocks traded in the First Section of the Tokyo Stock Exchange.

During the year ended December 31, 2021, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Japan from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Japan	3.89%	8.63%	11.70%
Nikkei 225 Stock Average - USD	-4.37%	10.92%	10.63%
Nikkei 225 Stock Average - Yen	6.66%	10.63%	15.18%

Expense Ratios**

Fund	Gross	Net
ProFund VP Japan	1.75%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Futures Contracts	99%
Swap Agreements	— (a)
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

(a)	Amount is less than 0.5%.

Holdings

The ProFund VP Japan primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Nikkei 225 Stock Average – Composition

% of Index
Information Technology	25%
Industrials	19%
Consumer Discretionary	19%
Health Care	12%
Communication Services	10%
Consumer Staples	6%
Materials	6%
Financials	2%
Real Estate	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends in the Index. Unhedged U.S. dollar performance is calculated by converting U.S. dollars to yen at the beginning of the period and to U.S. dollars at the end of the period. "Local (yen)" returns are theoretical Index returns experienced by local residents living in Japan. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the Index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the U.S.-traded U.S. dollar-denominated futures contract on the index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Japan :: 127

Schedule of Portfolio Investments :: December 31, 2021

Repurchase Agreements(a) (92.8%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $6,738,000	$6,738,000	$6,738,000
TOTAL REPURCHASE AGREEMENTS (Cost $6,738,000)		6,738,000
TOTAL INVESTMENT SECURITIES (Cost $6,738,000)—92.8%		6,738,000
Net other assets (liabilities)—7.2%		522,923
NET ASSETS—100.0%		$7,260,923

(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Nikkei 225 Futures Contracts	50	3/11/22	$7,220,000	$248,706

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Nikkei 225 Stock Average	Goldman Sachs International	1/27/22	0.53%	$36,104	$(45)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

128 :: ProFund VP Japan :: Financial Statements

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$6,738,000
Repurchase agreements, at value	6,738,000
Total Investment Securities, at value	6,738,000
Segregated cash balances for futures contracts with brokers	431,200
Receivable for capital shares issued	114,178
Prepaid expenses	54
TOTAL ASSETS	7,283,432

LIABILITIES:
Cash overdraft	29
Payable for capital shares redeemed	518
Unrealized depreciation on swap agreements	45
Variation margin on futures contracts	2,550
Advisory fees payable	6,274
Management services fees payable	836
Administration fees payable	426
Administrative services fees payable	3,049
Distribution fees payable	2,884
Transfer agency fees payable	714
Fund accounting fees payable	236
Compliance services fees payable	35
Other accrued expenses	4,913
TOTAL LIABILITIES	22,509
NET ASSETS	$7,260,923

NET ASSETS CONSIST OF:
Capital	$6,904,122
Total distributable earnings (loss)	356,801
NET ASSETS	$7,260,923
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	127,901
Net Asset Value (offering and redemption price per share)	$56.77

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Interest	$167

EXPENSES:
Advisory fees	63,151
Management services fees	8,420
Administration fees	6,645
Transfer agency fees	5,236
Administrative services fees	24,441
Distribution fees	21,050
Custody fees	1,316
Fund accounting fees	3,519
Trustee fees	147
Compliance services fees	55
Other fees	5,896
Recoupment of prior expenses reduced by the Advisor	2,000
Total Gross Expenses before reductions	141,876
Expenses reduced and reimbursed by the Advisor	(419)
TOTAL NET EXPENSES	141,457
NET INVESTMENT INCOME (LOSS)	(141,290)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	518,215
Net realized gains (losses) on swap agreements	4,315
Change in net unrealized appreciation/depreciation on futures contracts	(24,395)
Change in net unrealized appreciation/depreciation on swap agreements	(2,139)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	495,996
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$354,706

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Japan :: 129

Statements of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(141,290)	$(105,584)
Net realized gains (losses) on investments	522,530	1,232,701
Change in net unrealized appreciation/depreciation on investments	(26,534)	261,597
Change in net assets resulting from operations	354,706	1,388,714

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(1,106,527)	(18,886)
Change in net assets resulting from distributions	(1,106,527)	(18,886)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	11,905,725	15,082,367
Distributions reinvested	1,106,527	18,886
Value of shares redeemed	(16,667,638)	(14,121,561)
Change in net assets resulting from capital transactions	(3,655,386)	979,692
Change in net assets	(4,407,207)	2,349,520

NET ASSETS:
Beginning of period	11,668,130	9,318,610
End of period	$7,260,923	$11,668,130

SHARE TRANSACTIONS:
Issued	199,699	275,712
Reinvested	20,122	347
Redeemed	(275,248)	(261,962)
Change in shares	(55,427)	14,097

See accompanying notes to financial statements.

130 :: ProFund VP Japan :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019		Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$63.65	$55.06	$45.95		$52.00		$43.90

Investment Activities:
Net investment income (loss)(a)	(1.02)	(0.73)	0.12		0.05		(0.41)
Net realized and unrealized gains (losses) on investments	3.20	9.48	9.06		(6.10)		8.51
Total income (loss) from investment activities	2.18	8.75	9.18		(6.05)		8.10

Distributions to Shareholders From:
Net investment income	—	(0.16)	(0.07)		—		—
Net realized gains on investments	(9.06)	—	—		—		—
Total distributions	(9.06)	(0.16)	(0.07)		—		—

Net Asset Value, End of Period	$56.77	$63.65	$55.06		$45.95		$52.00

Total Return	3.89%	15.93%	20.00%		(11.63	)%(b)	18.45%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.75%	1.74%		1.63%		1.71%
Net expenses	1.68%	1.68%	1.74	%(c)	1.56	%(b)	1.68%
Net investment income (loss)	(1.68)%	(1.38)%	0.23%		0.09	%(b)	(0.89)%

Supplemental Data:
Net assets, end of period (000's)	$7,261	$11,668	$9,319		$8,606		$12,840
Portfolio turnover rate(d)	—	—	—		—		—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.63% and 0.02%, respectively, and the total return would have been (11.71)%.
(c)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Large-Cap Growth :: 131

ProFund VP Large-Cap Growth (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Growth Index (the "Index"). For the year ended December 31, 2021, the Fund had a total return of 29.86%. For the same period, the Index had a total return of 32.01%1 and a volatility of 16.51%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap U.S. equity "growth" performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprising stocks representing approximately half the market capitalization of the S&P 500® that have been identified as being on the growth end of the growth-value spectrum.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Large-Cap Growth from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Large-Cap Growth	29.86%	21.93%	17.18%
S&P 500® Growth Index	32.01%	24.11%	19.23%

Expense Ratios**

Fund	Gross	Net
ProFund VP Large-Cap Growth	1.75%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	13.1%
Microsoft Corp.	11.9%
Alphabet, Inc.	8.0%
Amazon.com, Inc.	6.9%
Tesla, Inc.	4.1%

S&P 500® Growth Index – Composition

% of Index
Information Technology	44%
Consumer Discretionary	17%
Communication Services	13%
Health Care	11%
Financials	7%
Industrials	3%
Real Estate	2%
Consumer Staples	1%
Materials	1%
Energy	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

132 :: ProFund VP Large-Cap Growth :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (100.4%)

	Shares	Value
A.O. Smith Corp. (Building Products)	117	$10,044
Abbott Laboratories (Health Care Equipment & Supplies)	1,647	231,799
AbbVie, Inc. (Biotechnology)	1,679	227,336
ABIOMED, Inc.* (Health Care Equipment & Supplies)	45	16,163
Accenture PLC—Class A (IT Services)	643	266,556
Adobe, Inc.* (Software)	835	473,495
Advance Auto Parts, Inc. (Specialty Retail)	53	12,714
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	2,122	305,356
Agilent Technologies, Inc. (Life Sciences Tools & Services)	320	51,089
Akamai Technologies, Inc.* (IT Services)	121	14,162
Albemarle Corp. (Chemicals)	140	32,728
Align Technology, Inc.* (Health Care Equipment & Supplies)	130	85,433
Alphabet, Inc.*—Class A (Interactive Media & Services)	529	1,532,534
Alphabet, Inc.*—Class C (Interactive Media & Services)	492	1,423,646
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	766	2,554,105
American Express Co. (Consumer Finance)	484	79,183
American Tower Corp. (Equity Real Estate Investment Trusts)	408	119,340
Ameriprise Financial, Inc. (Capital Markets)	122	36,803
Amgen, Inc. (Biotechnology)	405	91,113
Amphenol Corp.—Class A (Electronic Equipment, Instruments & Components)	557	48,715
ANSYS, Inc.* (Software)	95	38,106
Aon PLC (Insurance)	231	69,429
APA Corp. (Oil, Gas & Consumable Fuels)	355	9,546
Apple, Inc. (Technology Hardware, Storage & Peripherals)	27,395	4,864,530
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	1,587	249,730
Aptiv PLC* (Auto Components)	195	32,165
Arista Networks, Inc.* (Communications Equipment)	394	56,638
Arthur J. Gallagher & Co. (Insurance)	161	27,317
Autodesk, Inc.* (Software)	247	69,454
Automatic Data Processing, Inc. (IT Services)	392	96,659
AutoZone, Inc.* (Specialty Retail)	38	79,663
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	105	26,522
Avery Dennison Corp. (Containers & Packaging)	74	16,026
Bank of America Corp. (Banks)	5,573	247,943
Bath & Body Works, Inc. (Specialty Retail)	303	21,146
Bio-Rad Laboratories, Inc.*—Class A (Life Sciences Tools & Services)	20	15,111
Bio-Techne Corp. (Life Sciences Tools & Services)	69	35,696
BlackRock, Inc.—Class A (Capital Markets)	130	119,023
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	412	274,149
Broadridge Financial Solutions, Inc. (IT Services)	91	16,637
Brown & Brown, Inc. (Insurance)	284	19,960
Cadence Design Systems, Inc.* (Software)	486	90,566
Caesars Entertainment, Inc.* (Hotels, Restaurants & Leisure)	240	22,447
Capital One Financial Corp. (Consumer Finance)	359	52,087
CarMax, Inc.* (Specialty Retail)	151	19,665
Catalent, Inc.* (Pharmaceuticals)	179	22,917
Cboe Global Markets, Inc. (Capital Markets)	111	14,474
CBRE Group, Inc.*—Class A (Real Estate Management & Development)	292	31,685
CDW Corp. (Electronic Equipment, Instruments & Components)	140	28,669
Celanese Corp. (Chemicals)	82	13,781
Ceridian HCM Holding, Inc.* (Software)	96	10,028
CF Industries Holdings, Inc. (Chemicals)	226	15,996
Charles River Laboratories International, Inc.* (Life Sciences Tools & Services)	90	33,910
Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	33	57,692
Cincinnati Financial Corp. (Insurance)	123	14,013
Cintas Corp. (Commercial Services & Supplies)	70	31,022
Cisco Systems, Inc. (Communications Equipment)	3,337	211,465
Comerica, Inc. (Banks)	104	9,048
Copart, Inc.* (Commercial Services & Supplies)	255	38,663
Costco Wholesale Corp. (Food & Staples Retailing)	396	224,810
Crown Castle International Corp. (Equity Real Estate Investment Trusts)	341	71,180
Danaher Corp. (Health Care Equipment & Supplies)	760	250,048
Deere & Co. (Machinery)	227	77,837
Devon Energy Corp. (Oil, Gas & Consumable Fuels)	1,110	48,896
DexCom, Inc.* (Health Care Equipment & Supplies)	171	91,818
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	299	32,247
Discover Financial Services (Consumer Finance)	515	59,513
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)	44	24,831
Dover Corp. (Machinery)	117	21,247
DR Horton, Inc. (Household Durables)	302	32,751
Duke Realty Corp. (Equity Real Estate Investment Trusts)	436	28,619
eBay, Inc. (Internet & Direct Marketing Retail)	848	56,392
Edwards Lifesciences Corp.* (Health Care Equipment & Supplies)	690	89,390
Eli Lilly & Co. (Pharmaceuticals)	1,396	385,604
Enphase Energy, Inc.* (Semiconductors & Semiconductor Equipment)	237	43,357
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	474	42,105
EPAM Systems, Inc.* (IT Services)	100	66,845
Equifax, Inc. (Professional Services)	215	62,950
Equinix, Inc. (Equity Real Estate Investment Trusts)	71	60,055
Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	50	17,612
Etsy, Inc.* (Internet & Direct Marketing Retail)	223	48,824
Expeditors International of Washington, Inc. (Air Freight & Logistics)	298	40,018
Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)	235	53,282

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Growth :: 133

Common Stocks, continued

	Shares		Value
F5, Inc.* (Communications Equipment)	55		$13,459
FactSet Research Systems, Inc. (Capital Markets)	39		18,954
Fastenal Co. (Trading Companies & Distributors)	486		31,133
Federal Realty Investment Trust (Equity Real Estate Investment Trusts)	51		6,952
First Horizon Corp. (Banks)	—	(a)	—	(b)
First Republic Bank (Banks)	316		65,257
Fortinet, Inc.* (Software)	238		85,537
Fortune Brands Home & Security, Inc. (Building Products)	107		11,438
Franklin Resources, Inc. (Capital Markets)	225		7,535
Freeport-McMoRan, Inc. (Metals & Mining)	1,139		47,530
Garmin, Ltd. (Household Durables)	134		18,247
Gartner, Inc.* (IT Services)	144		48,142
Generac Holdings, Inc.* (Electrical Equipment)	112		39,415
HCA Healthcare, Inc. (Health Care Providers & Services)	244		62,688
Hess Corp. (Oil, Gas & Consumable Fuels)	344		25,466
Hilton Worldwide Holdings, Inc.* (Hotels, Restaurants & Leisure)	200		31,198
Hologic, Inc.* (Health Care Equipment & Supplies)	329		25,188
HP, Inc. (Technology Hardware, Storage & Peripherals)	1,015		38,235
IDEX Corp. (Machinery)	54		12,761
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	103		67,821
IHS Markit, Ltd. (Professional Services)	337		44,794
Illinois Tool Works, Inc. (Machinery)	207		51,088
Illumina, Inc.* (Life Sciences Tools & Services)	134		50,979
Incyte Corp.* (Biotechnology)	142		10,423
Intercontinental Exchange, Inc. (Capital Markets)	563		77,002
Intuit, Inc. (Software)	497		319,680
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	432		155,218
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	245		69,125
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	312		16,327
J.B. Hunt Transport Services, Inc. (Road & Rail)	85		17,374
Jacobs Engineering Group, Inc. (Professional Services)	101		14,062
Johnson Controls International PLC (Building Products)	761		61,878
JPMorgan Chase & Co. (Banks)	2,389		378,299
Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	243		50,182
KLA Corp. (Semiconductors & Semiconductor Equipment)	267		114,839
L3Harris Technologies, Inc. (Aerospace & Defense)	144		30,706
Laboratory Corp. of America Holdings* (Health Care Providers & Services)	90		28,279
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	247		177,630
Linde PLC (Chemicals)	461		159,705
Live Nation Entertainment, Inc.* (Entertainment)	102		12,208
LKQ Corp. (Distributors)	202		12,126
Lowe's Cos., Inc. (Specialty Retail)	1,218		314,829
MarketAxess Holdings, Inc. (Capital Markets)	32		13,161
Marriott International, Inc.*—Class A (Hotels, Restaurants & Leisure)	—	(a)	53
Marsh & McLennan Cos., Inc. (Insurance)	542		94,211
Martin Marietta Materials, Inc. (Construction Materials)	63		27,752
Masco Corp. (Building Products)	206		14,465
Mastercard, Inc.—Class A (IT Services)	718		257,992
McDonald's Corp. (Hotels, Restaurants & Leisure)	591		158,430
Meta Platforms, Inc.*—Class A (Interactive Media & Services)	4,160		1,399,216
Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	26		44,127
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	469		40,831
Microsoft Corp. (Software)	13,196		4,438,079
Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)	126		28,909
Moderna, Inc.* (Biotechnology)	621		157,722
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	75		37,000
Monster Beverage Corp.* (Beverages)	341		32,750
Moody's Corp. (Capital Markets)	188		73,429
Morgan Stanley (Capital Markets)	1,237		121,424
Motorola Solutions, Inc. (Communications Equipment)	175		47,548
MSCI, Inc.—Class A (Capital Markets)	144		88,227
Nasdaq, Inc. (Capital Markets)	161		33,812
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	279		25,665
Netflix, Inc.* (Entertainment)	779		469,301
Newell Brands, Inc. (Household Durables)	357		7,797
NIKE, Inc.—Class B (Textiles, Apparel & Luxury Goods)	1,214		202,337
NRG Energy, Inc. (Electric Utilities)	433		18,654
Nucor Corp. (Metals & Mining)	271		30,935
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	4,394		1,292,319
NVR, Inc.* (Household Durables)	2		11,818
NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	295		67,195
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	642		18,612
Old Dominion Freight Line, Inc. (Road & Rail)	163		58,416
ONEOK, Inc. (Oil, Gas & Consumable Fuels)	340		19,978
Oracle Corp. (Software)	2,835		247,240
O'Reilly Automotive, Inc.* (Specialty Retail)	118		83,335
Otis Worldwide Corp. (Machinery)	299		26,034
Paychex, Inc. (IT Services)	300		40,950
Paycom Software, Inc.* (Software)	63		26,157
PayPal Holdings, Inc.* (IT Services)	1,115		210,267
Pentair PLC (Machinery)	170		12,415
PepsiCo, Inc. (Beverages)	1,022		177,531
PerkinElmer, Inc. (Life Sciences Tools & Services)	221		44,434
Pfizer, Inc. (Pharmaceuticals)	5,328		314,618
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	224		40,741
Pool Corp. (Distributors)	70		39,620
Prologis, Inc. (Equity Real Estate Investment Trusts)	793		133,510
PTC, Inc.* (Software)	92		11,146
Public Storage (Equity Real Estate Investment Trusts)	158		59,180
Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	95		14,857

See accompanying notes to financial statements.

134 :: ProFund VP Large-Cap Growth :: Financial Statements

Common Stocks, continued

	Shares	Value
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	1,969	$360,071
Quanta Services, Inc. (Construction & Engineering)	134	15,364
Quest Diagnostics, Inc. (Health Care Providers & Services)	99	17,128
Raymond James Financial, Inc. (Capital Markets)	193	19,377
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	187	118,094
Regions Financial Corp. (Banks)	754	16,437
Republic Services, Inc.—Class A (Commercial Services & Supplies)	161	22,451
ResMed, Inc. (Health Care Equipment & Supplies)	148	38,551
Robert Half International, Inc. (Professional Services)	133	14,832
Rockwell Automation, Inc. (Electrical Equipment)	107	37,327
Rollins, Inc. (Commercial Services & Supplies)	176	6,021
S&P Global, Inc. (Capital Markets)	258	121,758
Salesforce.com, Inc.* (Software)	1,049	266,582
SBA Communications Corp. (Equity Real Estate Investment Trusts)	109	42,403
Seagate Technology Holdings PLC (Technology Hardware, Storage & Peripherals)	262	29,601
Sealed Air Corp. (Containers & Packaging)	144	9,716
ServiceNow, Inc.* (Software)	350	227,189
Signature Bank (Banks)	109	35,258
Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	347	55,440
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	135	20,944
SolarEdge Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	69	19,359
Starbucks Corp. (Hotels, Restaurants & Leisure)	1,058	123,754
STERIS PLC (Health Care Equipment & Supplies)	73	17,769
Stryker Corp. (Health Care Equipment & Supplies)	241	64,448
SVB Financial Group* (Banks)	105	71,215
Synchrony Financial (Consumer Finance)	550	25,515
Synopsys, Inc.* (Software)	179	65,962
T. Rowe Price Group, Inc. (Capital Markets)	277	54,469
Take-Two Interactive Software, Inc.* (Entertainment)	126	22,393
Target Corp. (Multiline Retail)	472	109,240
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	287	46,933
Tesla, Inc.* (Automobiles)	1,430	1,511,195
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	797	150,211
The Charles Schwab Corp. (Capital Markets)	1,795	150,960
The Estee Lauder Co., Inc. (Personal Products)	240	88,848
The Goldman Sachs Group, Inc. (Capital Markets)	597	228,381
The Hershey Co. (Food Products)	115	22,249
The Home Depot, Inc. (Specialty Retail)	1,411	585,578
The Sherwin-Williams Co. (Chemicals)	225	79,236
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	692	461,731
Tractor Supply Co. (Specialty Retail)	200	47,720
TransDigm Group, Inc.* (Aerospace & Defense)	42	26,724
Trimble, Inc.* (Electronic Equipment, Instruments & Components)	248	21,623
Twitter, Inc.* (Interactive Media & Services)	677	29,260
Tyler Technologies, Inc.* (Software)	45	24,208
UDR, Inc. (Equity Real Estate Investment Trusts)	281	16,857
Ulta Beauty, Inc.* (Specialty Retail)	53	21,854
Under Armour, Inc.*—Class A (Textiles, Apparel & Luxury Goods)	145	3,073
Under Armour, Inc.*—Class C (Textiles, Apparel & Luxury Goods)	165	2,977
Union Pacific Corp. (Road & Rail)	464	116,896
United Parcel Service, Inc.—Class B (Air Freight & Logistics)	550	117,887
United Rentals, Inc.* (Trading Companies & Distributors)	76	25,254
UnitedHealth Group, Inc. (Health Care Providers & Services)	695	348,988
VeriSign, Inc.* (IT Services)	80	20,306
Verisk Analytics, Inc. (Professional Services)	144	32,937
Vertex Pharmaceuticals, Inc.* (Biotechnology)	269	59,072
Visa, Inc.—Class A (IT Services)	1,269	275,004
Vulcan Materials Co. (Construction Materials)	113	23,457
Waste Management, Inc. (Commercial Services & Supplies)	345	57,581
Waters Corp.* (Life Sciences Tools & Services)	79	29,435
West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	130	60,971
Weyerhaeuser Co. (Equity Real Estate Investment Trusts)	556	22,896
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	323	68,486
Xylem, Inc. (Machinery)	128	15,350
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	243	33,743
Zebra Technologies Corp.* (Electronic Equipment, Instruments & Components)	69	41,069
Zions Bancorp (Banks)	134	8,463
Zoetis, Inc. (Pharmaceuticals)	548	133,728
TOTAL COMMON STOCKS (Cost $17,001,508)		37,343,841

Repurchase Agreements(c) (0.2%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $73,000	$73,000	$73,000
TOTAL REPURCHASE AGREEMENTS (Cost $73,000)		73,000
TOTAL INVESTMENT SECURITIES (Cost $17,074,508)—100.6%		37,416,841
Net other assets (liabilities)—(0.6)%		(236,688)
NET ASSETS—100.0%		$37,180,153

*	Non-income producing security.
(a)	Number of shares is less than 0.50.
(b)	Amount is less than $0.50.
(c)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Growth :: 135

ProFund VP Large-Cap Growth invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Aerospace & Defense	$57,430	0.2%
Air Freight & Logistics	157,905	0.4%
Auto Components	32,165	0.1%
Automobiles	1,511,195	4.1%
Banks	831,920	2.2%
Beverages	210,281	0.6%
Biotechnology	663,760	1.8%
Building Products	97,825	0.3%
Capital Markets	1,178,789	3.2%
Chemicals	301,446	0.8%
Commercial Services & Supplies	155,738	0.4%
Communications Equipment	329,110	0.9%
Construction & Engineering	15,364	NM
Construction Materials	51,209	0.1%
Consumer Finance	216,298	0.6%
Containers & Packaging	25,742	0.1%
Distributors	51,746	0.1%
Electric Utilities	18,654	0.1%
Electrical Equipment	76,742	0.2%
Electronic Equipment, Instruments & Components	190,258	0.5%
Entertainment	503,902	1.4%
Equity Real Estate Investment Trusts	759,084	2.0%
Food & Staples Retailing	224,810	0.6%
Food Products	22,249	0.1%
Health Care Equipment & Supplies	1,194,617	3.3%
Health Care Providers & Services	457,083	1.2%
Hotels, Restaurants & Leisure	452,148	1.2%
Household Durables	70,613	0.2%
Insurance	224,930	0.6%
Interactive Media & Services	4,384,656	11.7%
Internet & Direct Marketing Retail	2,659,321	7.1%
IT Services	1,313,520	3.5%
Life Sciences Tools & Services	835,637	2.2%
Machinery	216,732	0.5%
Metals & Mining	78,465	0.2%
Multiline Retail	109,240	0.3%
Oil, Gas & Consumable Fuels	237,591	0.6%
Personal Products	88,848	0.2%
Pharmaceuticals	856,867	2.3%
Professional Services	169,575	0.5%
Real Estate Management & Development	31,685	0.1%
Road & Rail	192,686	0.5%
Semiconductors & Semiconductor Equipment	3,283,267	8.8%
Software	6,393,429	17.3%
Specialty Retail	1,186,504	3.2%
Technology Hardware, Storage & Peripherals	4,958,031	13.3%
Textiles, Apparel & Luxury Goods	208,387	0.6%
Trading Companies & Distributors	56,387	0.2%
Other**	(163,688)	(0.4)%
Total	$37,180,153	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

136 :: ProFund VP Large-Cap Growth :: Financial Statements

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$17,074,508
Securities, at value	37,343,841
Repurchase agreements, at value	73,000
Total Investment Securities, at value	37,416,841
Cash	1,486
Dividends receivable	6,060
Receivable for capital shares issued	107,763
Prepaid expenses	2,213
TOTAL ASSETS	37,534,363

LIABILITIES:
Payable for capital shares redeemed	282,742
Payable for investments purchased	874
Advisory fees payable	22,857
Management services fees payable	3,048
Administration fees payable	1,991
Administrative services fees payable	12,557
Distribution fees payable	11,908
Transfer agency fees payable	3,279
Fund accounting fees payable	1,171
Compliance services fees payable	145
Other accrued expenses	13,638
TOTAL LIABILITIES	354,210
NET ASSETS	$37,180,153

NET ASSETS CONSIST OF:
Capital	$13,799,588
Total distributable earnings (loss)	23,380,565
NET ASSETS	$37,180,153
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	432,600
Net Asset Value (offering and redemption price per share)	$85.95

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$220,060
Interest	1
Foreign tax withholding	(4)
TOTAL INVESTMENT INCOME	220,057

EXPENSES:
Advisory fees	224,624
Management services fees	29,950
Administration fees	22,090
Transfer agency fees	18,016
Administrative services fees	90,220
Distribution fees	74,875
Custody fees	5,168
Fund accounting fees	12,898
Trustee fees	519
Compliance services fees	192
Other fees	25,293
Recoupment of prior expenses reduced by the Advisor	2,000
Total Gross Expenses before reductions	505,845
Expenses reduced and reimbursed by the Advisor	(2,687)
TOTAL NET EXPENSES	503,158
NET INVESTMENT INCOME (LOSS)	(283,101)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	4,101,255
Change in net unrealized appreciation/depreciation on investment securities	3,485,807
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	7,587,062
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,303,961

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Growth :: 137

Statements of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(283,101)	$(140,157)
Net realized gains (losses) on investments	4,101,255	4,081,236
Change in net unrealized appreciation/depreciation on investments	3,485,807	3,170,326
Change in net assets resulting from operations	7,303,961	7,111,405

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(3,932,438)	(2,722,527)
Change in net assets resulting from distributions	(3,932,438)	(2,722,527)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	39,677,623	43,774,938
Distributions reinvested	3,932,438	2,722,527
Value of shares redeemed	(39,764,236)	(49,864,282)
Change in net assets resulting from capital transactions	3,845,825	(3,366,817)
Change in net assets	7,217,348	1,022,061

NET ASSETS:
Beginning of period	29,962,805	28,940,744
End of period	$37,180,153	$29,962,805

SHARE TRANSACTIONS:
Issued	490,409	650,844
Reinvested	57,737	35,998
Redeemed	(503,495)	(748,650)
Change in shares	44,651	(61,808)

See accompanying notes to financial statements.

138 :: ProFund VP Large-Cap Growth :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$77.23	$64.35	$65.02	$69.22	$57.48

Investment Activities:
Net investment income (loss)(a)	(0.75)	(0.35)	(0.10)	(0.22)	(0.04)
Net realized and unrealized gains (losses) on investments	20.84	20.11	17.13	(0.74)	14.41
Total income (loss) from investment activities	20.09	19.76	17.03	(0.96)	14.37

Distributions to Shareholders From:
Net realized gains on investments	(11.37)	(6.88)	(17.70)	(3.24)	(2.63)
Total distributions	(11.37)	(6.88)	(17.70)	(3.24)	(2.63)

Net Asset Value, End of Period	$85.95	$77.23	$64.35	$65.02	$69.22

Total Return	29.86%	30.93%	28.89%	(1.86)%	25.29%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.75%	1.73%	1.69%	1.68%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.94)%	(0.52)%	(0.14)%	(0.30)%	(0.07)%

Supplemental Data:
Net assets, end of period (000's)	$37,180	$29,963	$28,941	$24,821	$34,398
Portfolio turnover rate(b)	122%	150%	136%	149%	154%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Large-Cap Value :: 139

ProFund VP Large-Cap Value (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Value Index (the "Index"). For the year ended December 31, 2021, the Fund had a total return of 22.93%. For the same period, the Index had a total return of 24.90%1 and a volatility of 13.12%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap U.S. equity "value" performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprising stocks representing approximately half the market capitalization of the S&P 500® that have been identified as being on the value end of the growth-value spectrum.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Large-Cap Value from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Large-Cap Value	22.93%	10.08%	11.40%
S&P 500® Value Index	24.90%	11.90%	13.29%

Expense Ratios**

Fund	Gross	Net
ProFund VP Large-Cap Value	1.77%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Berkshire Hathaway, Inc.	2.8%
Johnson & Johnson	2.3%
The Procter & Gamble Co.	2.1%
The Walt Disney Co.	1.5%
UnitedHealth Group, Inc.	1.4%

S&P 500® Value Index – Composition

% of Index
Health Care	16%
Financials	15%
Industrials	13%
Information Technology	13%
Consumer Staples	11%
Consumer Discretionary	8%
Communication Services	7%
Utilities	5%
Energy	5%
Materials	4%
Real Estate	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

140 :: ProFund VP Large-Cap Value :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (99.3%)

	Shares	Value
3M Co. (Industrial Conglomerates)	535	$95,032
A.O. Smith Corp. (Building Products)	63	5,409
Abbott Laboratories (Health Care Equipment & Supplies)	772	108,651
AbbVie, Inc. (Biotechnology)	756	102,362
ABIOMED, Inc.* (Health Care Equipment & Supplies)	19	6,824
Accenture PLC—Class A (IT Services)	246	101,979
Activision Blizzard, Inc. (Entertainment)	724	48,168
Advance Auto Parts, Inc. (Specialty Retail)	31	7,436
Aflac, Inc. (Insurance)	566	33,049
Agilent Technologies, Inc. (Life Sciences Tools & Services)	113	18,040
Air Products & Chemicals, Inc. (Chemicals)	205	62,373
Akamai Technologies, Inc.* (IT Services)	88	10,300
Alaska Air Group, Inc.* (Airlines)	117	6,096
Albemarle Corp. (Chemicals)	35	8,182
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)	130	28,985
Allegion PLC (Building Products)	84	11,125
Alliant Energy Corp. (Electric Utilities)	234	14,384
Altria Group, Inc. (Tobacco)	1,707	80,895
Amcor PLC (Containers & Packaging)	1,423	17,090
Ameren Corp. (Multi-Utilities)	239	21,273
American Airlines Group, Inc.* (Airlines)	602	10,812
American Electric Power Co., Inc. (Electric Utilities)	469	41,727
American Express Co. (Consumer Finance)	327	53,498
American International Group, Inc. (Insurance)	771	43,839
American Tower Corp. (Equity Real Estate Investment Trusts)	207	60,547
American Water Works Co., Inc. (Water Utilities)	169	31,917
Ameriprise Financial, Inc. (Capital Markets)	40	12,066
AmerisourceBergen Corp. (Health Care Providers & Services)	138	18,339
AMETEK, Inc. (Electrical Equipment)	214	31,467
Amgen, Inc. (Biotechnology)	309	69,516
Amphenol Corp.—Class A (Electronic Equipment, Instruments & Components)	262	22,915
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	499	87,709
ANSYS, Inc.* (Software)	31	12,435
Anthem, Inc. (Health Care Providers & Services)	226	104,760
Aon PLC (Insurance)	82	24,646
APA Corp. (Oil, Gas & Consumable Fuels)	152	4,087
Aptiv PLC* (Auto Components)	148	24,412
Archer-Daniels-Midland Co. (Food Products)	520	35,147
Arthur J. Gallagher & Co. (Insurance)	109	18,494
Assurant, Inc. (Insurance)	53	8,261
AT&T, Inc. (Diversified Telecommunication Services)	6,635	163,221
Atmos Energy Corp. (Gas Utilities)	122	12,782
Autodesk, Inc.* (Software)	74	20,808
Automatic Data Processing, Inc. (IT Services)	185	45,617
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	76	19,197
Avery Dennison Corp. (Containers & Packaging)	38	8,230
Baker Hughes Co.—Class A (Energy Equipment & Services)	813	19,561
Ball Corp. (Containers & Packaging)	301	28,977
Bank of America Corp. (Banks)	3,748	166,749
Bath & Body Works, Inc. (Specialty Retail)	86	6,002
Baxter International, Inc. (Health Care Equipment & Supplies)	466	40,001
Becton, Dickinson & Co. (Health Care Equipment & Supplies)	268	67,397
Berkshire Hathaway, Inc.*—Class B (Diversified Financial Services)	1,702	508,898
Best Buy Co., Inc. (Specialty Retail)	205	20,828
Biogen, Inc.* (Biotechnology)	136	32,629
Bio-Rad Laboratories, Inc.*—Class A (Life Sciences Tools & Services)	9	6,800
BlackRock, Inc.—Class A (Capital Markets)	64	58,596
Booking Holdings, Inc.* (Hotels, Restaurants & Leisure)	38	91,170
BorgWarner, Inc. (Auto Components)	222	10,006
Boston Properties, Inc. (Equity Real Estate Investment Trusts)	131	15,089
Boston Scientific Corp.* (Health Care Equipment & Supplies)	1,325	56,286
Bristol-Myers Squibb Co. (Pharmaceuticals)	2,062	128,566
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	165	109,793
Broadridge Financial Solutions, Inc. (IT Services)	60	10,969
Brown & Brown, Inc. (Insurance)	68	4,779
Brown-Forman Corp.—Class B (Beverages)	170	12,386
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	120	12,916
Caesars Entertainment, Inc.* (Hotels, Restaurants & Leisure)	72	6,734
Campbell Soup Co. (Food Products)	189	8,214
Capital One Financial Corp. (Consumer Finance)	205	29,743
Cardinal Health, Inc. (Health Care Providers & Services)	261	13,439
CarMax, Inc.* (Specialty Retail)	71	9,246
Carnival Corp.*—Class A (Hotels, Restaurants & Leisure)	748	15,050
Carrier Global Corp. (Building Products)	805	43,663
Catalent, Inc.* (Pharmaceuticals)	64	8,194
Caterpillar, Inc. (Machinery)	502	103,783
Cboe Global Markets, Inc. (Capital Markets)	41	5,346
CBRE Group, Inc.*—Class A (Real Estate Management & Development)	156	16,928
CDW Corp. (Electronic Equipment, Instruments & Components)	51	10,444
Celanese Corp. (Chemicals)	57	9,579
Centene Corp.* (Health Care Providers & Services)	542	44,661
CenterPoint Energy, Inc. (Multi-Utilities)	585	16,327
Ceridian HCM Holding, Inc.* (Software)	75	7,835
Cerner Corp. (Health Care Technology)	274	25,446
CF Industries Holdings, Inc. (Chemicals)	80	5,662
Charter Communications, Inc.*—Class A (Media)	115	74,977
Chevron Corp. (Oil, Gas & Consumable Fuels)	1,791	210,174
Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	8	13,986
Chubb, Ltd. (Insurance)	401	77,518
Church & Dwight Co., Inc. (Household Products)	227	23,268
Cigna Corp. (Health Care Providers & Services)	308	70,726

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Value :: 141

Common Stocks, continued

	Shares		Value
Cincinnati Financial Corp. (Insurance)	74		$8,431
Cintas Corp. (Commercial Services & Supplies)	43		19,056
Cisco Systems, Inc. (Communications Equipment)	2,155		136,562
Citigroup, Inc. (Banks)	1,844		111,359
Citizens Financial Group, Inc. (Banks)	397		18,758
Citrix Systems, Inc. (Software)	115		10,878
CME Group, Inc. (Capital Markets)	334		76,307
CMS Energy Corp. (Multi-Utilities)	270		17,564
Cognizant Technology Solutions Corp.—Class A (IT Services)	489		43,384
Colgate-Palmolive Co. (Household Products)	784		66,906
Comcast Corp.—Class A (Media)	4,236		213,198
Comerica, Inc. (Banks)	68		5,916
Conagra Brands, Inc. (Food Products)	445		15,197
ConocoPhillips (Oil, Gas & Consumable Fuels)	1,224		88,348
Consolidated Edison, Inc. (Multi-Utilities)	329		28,070
Constellation Brands, Inc.—Class A (Beverages)	152		38,147
Copart, Inc.* (Commercial Services & Supplies)	64		9,704
Corning, Inc. (Electronic Equipment, Instruments & Components)	715		26,619
Corteva, Inc. (Chemicals)	677		32,009
Costco Wholesale Corp. (Food & Staples Retailing)	201		114,108
Coterra Energy, Inc. (Oil, Gas & Consumable Fuels)	756		14,364
Crown Castle International Corp. (Equity Real Estate Investment Trusts)	220		45,923
CSX Corp. (Road & Rail)	2,062		77,531
Cummins, Inc. (Machinery)	132		28,794
CVS Health Corp. (Health Care Providers & Services)	1,227		126,577
Danaher Corp. (Health Care Equipment & Supplies)	190		62,512
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	120		18,077
DaVita, Inc.* (Health Care Providers & Services)	60		6,826
Deere & Co. (Machinery)	142		48,690
Delta Air Lines, Inc.* (Airlines)	595		23,253
DENTSPLY SIRONA, Inc. (Health Care Equipment & Supplies)	204		11,381
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)	265		46,871
Discovery, Inc.*(a) (Media)	157		3,696
Discovery, Inc.*—Class C (Media)	283		6,481
DISH Network Corp.*—Class A (Media)	232		7,526
Dollar General Corp. (Multiline Retail)	216		50,939
Dollar Tree, Inc.* (Multiline Retail)	209		29,369
Dominion Energy, Inc. (Multi-Utilities)	753		59,156
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)	11		6,208
Dover Corp. (Machinery)	73		13,257
Dow, Inc. (Chemicals)	687		38,967
DR Horton, Inc. (Household Durables)	142		15,400
DTE Energy Co. (Multi-Utilities)	180		21,517
Duke Energy Corp. (Electric Utilities)	716		75,107
Duke Realty Corp. (Equity Real Estate Investment Trusts)	124		8,139
DuPont de Nemours, Inc. (Chemicals)	482		38,936
DXC Technology Co.* (IT Services)	234		7,532
Eastman Chemical Co. (Chemicals)	124		14,993
Eaton Corp. PLC (Electrical Equipment)	371		64,116
eBay, Inc. (Internet & Direct Marketing Retail)	134		8,911
Ecolab, Inc. (Chemicals)	232		54,425
Edison International (Electric Utilities)	354		24,161
Edwards Lifesciences Corp.* (Health Care Equipment & Supplies)	214		27,724
Electronic Arts, Inc. (Entertainment)	264		34,822
Emerson Electric Co. (Electrical Equipment)	556		51,691
Entergy Corp. (Electric Utilities)	188		21,178
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	293		26,027
Equinix, Inc. (Equity Real Estate Investment Trusts)	44		37,217
Equity Residential (Equity Real Estate Investment Trusts)	317		28,689
Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	34		11,976
Everest Re Group, Ltd. (Insurance)	37		10,135
Evergy, Inc. (Electric Utilities)	213		14,614
Eversource Energy (Electric Utilities)	320		29,114
Exelon Corp. (Electric Utilities)	909		52,504
Expedia Group, Inc.* (Hotels, Restaurants & Leisure)	135		24,397
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	3,935		240,784
F5, Inc.* (Communications Equipment)	27		6,607
FactSet Research Systems, Inc. (Capital Markets)	14		6,804
Fastenal Co. (Trading Companies & Distributors)	278		17,809
Federal Realty Investment Trust (Equity Real Estate Investment Trusts)	38		5,180
FedEx Corp. (Air Freight & Logistics)	227		58,711
Fidelity National Information Services, Inc. (IT Services)	566		61,779
Fifth Third Bancorp (Banks)	636		27,698
First Horizon Corp. (Banks)	—	(b)	8
FirstEnergy Corp. (Electric Utilities)	506		21,045
Fiserv, Inc.* (IT Services)	552		57,292
FleetCor Technologies, Inc.* (IT Services)	76		17,012
FMC Corp. (Chemicals)	117		12,857
Ford Motor Co. (Automobiles)	3,648		75,769
Fortive Corp. (Machinery)	333		25,405
Fortune Brands Home & Security, Inc. (Building Products)	70		7,483
Fox Corp.—Class A (Media)	297		10,959
Fox Corp.—Class B (Media)	136		4,661
Franklin Resources, Inc. (Capital Markets)	144		4,823
Freeport-McMoRan, Inc. (Metals & Mining)	764		31,882
Garmin, Ltd. (Household Durables)	70		9,532
General Dynamics Corp. (Aerospace & Defense)	215		44,821
General Electric Co. (Industrial Conglomerates)	1,021		96,454
General Mills, Inc. (Food Products)	564		38,002
General Motors Co.* (Automobiles)	1,348		79,033
Genuine Parts Co. (Distributors)	132		18,507
Gilead Sciences, Inc. (Biotechnology)	1,165		84,591
Global Payments, Inc. (IT Services)	270		36,499
Globe Life, Inc. (Insurance)	87		8,154
Halliburton Co. (Energy Equipment & Services)	831		19,005
Hartford Financial Services Group, Inc. (Insurance)	317		21,886
Hasbro, Inc. (Leisure Products)	120		12,214
HCA Healthcare, Inc. (Health Care Providers & Services)	93		23,894
Healthpeak Properties, Inc. (Equity Real Estate Investment Trusts)	501		18,081

See accompanying notes to financial statements.

142 :: ProFund VP Large-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
Henry Schein, Inc.* (Health Care Providers & Services)	129	$10,001
Hess Corp. (Oil, Gas & Consumable Fuels)	75	5,552
Hewlett Packard Enterprises Co. (Technology Hardware, Storage & Peripherals)	1,217	19,192
Hilton Worldwide Holdings, Inc.* (Hotels, Restaurants & Leisure)	153	23,866
Hologic, Inc.* (Health Care Equipment & Supplies)	62	4,747
Honeywell International, Inc. (Industrial Conglomerates)	640	133,447
Hormel Foods Corp. (Food Products)	262	12,788
Host Hotels & Resorts, Inc.* (Equity Real Estate Investment Trusts)	664	11,547
Howmet Aerospace, Inc. (Aerospace & Defense)	357	11,363
HP, Inc. (Technology Hardware, Storage & Peripherals)	535	20,154
Humana, Inc. (Health Care Providers & Services)	119	55,199
Huntington Bancshares, Inc. (Banks)	1,345	20,740
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	37	6,909
IDEX Corp. (Machinery)	41	9,689
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	25	16,462
IHS Markit, Ltd. (Professional Services)	193	25,653
Illinois Tool Works, Inc. (Machinery)	156	38,501
Illumina, Inc.* (Life Sciences Tools & Services)	75	28,533
Incyte Corp.* (Biotechnology)	99	7,267
Ingersoll Rand, Inc. (Machinery)	379	23,449
Intel Corp. (Semiconductors & Semiconductor Equipment)	3,779	194,619
Intercontinental Exchange, Inc. (Capital Markets)	225	30,773
International Business Machines Corp. (IT Services)	834	111,472
International Flavors & Fragrances, Inc. (Chemicals)	237	35,704
International Paper Co. (Containers & Packaging)	359	16,866
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	104	37,367
Invesco, Ltd. (Capital Markets)	316	7,274
IPG Photonics Corp.* (Electronic Equipment, Instruments & Components)	33	5,681
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	47	13,261
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	107	5,599
J.B. Hunt Transport Services, Inc. (Road & Rail)	32	6,541
Jack Henry & Associates, Inc. (IT Services)	69	11,522
Jacobs Engineering Group, Inc. (Professional Services)	68	9,468
Johnson & Johnson (Pharmaceuticals)	2,446	418,436
Johnson Controls International PLC (Building Products)	257	20,897
JPMorgan Chase & Co. (Banks)	1,483	234,833
Juniper Networks, Inc. (Communications Equipment)	302	10,784
Kellogg Co. (Food Products)	239	15,396
KeyCorp (Banks)	865	20,007
Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	42	8,673
Kimberly-Clark Corp. (Household Products)	313	44,734
Kimco Realty Corp. (Equity Real Estate Investment Trusts)	573	14,124
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	1,811	28,722
L3Harris Technologies, Inc. (Aerospace & Defense)	107	22,817
Laboratory Corp. of America Holdings* (Health Care Providers & Services)	41	12,883
Lamb Weston Holding, Inc. (Food Products)	136	8,620
Las Vegas Sands Corp.* (Hotels, Restaurants & Leisure)	320	12,045
Leidos Holdings, Inc. (Professional Services)	130	11,557
Lennar Corp.—Class A (Household Durables)	252	29,272
Lincoln National Corp. (Insurance)	159	10,853
Linde PLC (Chemicals)	233	80,718
Live Nation Entertainment, Inc.* (Entertainment)	72	8,618
LKQ Corp. (Distributors)	143	8,584
Lockheed Martin Corp. (Aerospace & Defense)	228	81,033
Loews Corp. (Insurance)	187	10,801
Lumen Technologies, Inc. (Diversified Telecommunication Services)	855	10,730
LyondellBasell Industries N.V.—Class A (Chemicals)	244	22,504
M&T Bank Corp. (Banks)	119	18,276
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	723	11,872
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	573	36,666
MarketAxess Holdings, Inc. (Capital Markets)	18	7,403
Marriott International, Inc.*—Class A (Hotels, Restaurants & Leisure)	254	42,023
Marsh & McLennan Cos., Inc. (Insurance)	184	31,983
Martin Marietta Materials, Inc. (Construction Materials)	25	11,013
Masco Corp. (Building Products)	117	8,216
Mastercard, Inc.—Class A (IT Services)	427	153,430
Match Group, Inc.* (Interactive Media & Services)	265	35,046
McCormick & Co., Inc. (Food Products)	232	22,414
McDonald's Corp. (Hotels, Restaurants & Leisure)	382	102,402
McKesson Corp. (Health Care Providers & Services)	142	35,297
Medtronic PLC (Health Care Equipment & Supplies)	1,251	129,416
Merck & Co., Inc. (Pharmaceuticals)	2,347	179,874
MetLife, Inc. (Insurance)	664	41,493
Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	8	13,578
MGM Resorts International (Hotels, Restaurants & Leisure)	361	16,202
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	269	23,419
Micron Technology, Inc. (Semiconductors & Semiconductor Equipment)	1,039	96,783
Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)	40	9,178
Mohawk Industries, Inc.* (Household Durables)	50	9,109
Molson Coors Beverage Co.—Class B (Beverages)	175	8,111
Mondelez International, Inc.—Class A (Food Products)	1,296	85,937
Monster Beverage Corp.* (Beverages)	168	16,135
Moody's Corp. (Capital Markets)	50	19,529
Morgan Stanley (Capital Markets)	682	66,945

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Value :: 143

Common Stocks, continued

	Shares	Value
Motorola Solutions, Inc. (Communications Equipment)	65	$17,661
Nasdaq, Inc. (Capital Markets)	24	5,040
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	60	5,519
Newell Brands, Inc. (Household Durables)	166	3,625
Newmont Corp. (Metals & Mining)	740	45,895
News Corp.—Class A (Media)	366	8,165
News Corp.—Class B (Media)	113	2,543
NextEra Energy, Inc. (Electric Utilities)	1,823	170,194
Nielsen Holdings PLC (Professional Services)	333	6,830
NIKE, Inc.—Class B (Textiles, Apparel & Luxury Goods)	547	91,167
NiSource, Inc. (Multi-Utilities)	364	10,050
Norfolk Southern Corp. (Road & Rail)	226	67,282
Northern Trust Corp. (Capital Markets)	193	23,085
Northrop Grumman Corp. (Aerospace & Defense)	138	53,416
NortonLifelock, Inc. (Software)	540	14,029
Norwegian Cruise Line Holdings, Ltd.* (Hotels, Restaurants & Leisure)	344	7,135
Nucor Corp. (Metals & Mining)	122	13,926
NVR, Inc.* (Household Durables)	2	11,818
NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	92	20,956
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	487	14,118
Omnicom Group, Inc. (Media)	197	14,434
ONEOK, Inc. (Oil, Gas & Consumable Fuels)	237	13,926
Organon & Co. (Pharmaceuticals)	236	7,186
Otis Worldwide Corp. (Machinery)	237	20,636
PACCAR, Inc. (Machinery)	323	28,508
Packaging Corp. of America (Containers & Packaging)	88	11,981
Parker-Hannifin Corp. (Machinery)	119	37,856
Paychex, Inc. (IT Services)	139	18,974
Paycom Software, Inc.* (Software)	11	4,567
PayPal Holdings, Inc.* (IT Services)	502	94,667
Penn National Gaming, Inc.* (Hotels, Restaurants & Leisure)	155	8,037
Pentair PLC (Machinery)	65	4,747
People's United Financial, Inc. (Banks)	397	7,075
PepsiCo, Inc. (Beverages)	744	129,240
Pfizer, Inc. (Pharmaceuticals)	2,400	141,720
Philip Morris International, Inc. (Tobacco)	1,447	137,465
Phillips 66 (Oil, Gas & Consumable Fuels)	407	29,491
Pinnacle West Capital Corp. (Electric Utilities)	106	7,483
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	93	16,915
PPG Industries, Inc. (Chemicals)	220	37,937
PPL Corp. (Electric Utilities)	698	20,982
Principal Financial Group, Inc. (Insurance)	230	16,636
Prologis, Inc. (Equity Real Estate Investment Trusts)	269	45,289
Prudential Financial, Inc. (Insurance)	351	37,992
PTC, Inc.* (Software)	48	5,815
Public Service Enterprise Group, Inc. (Multi-Utilities)	471	31,430
Public Storage (Equity Real Estate Investment Trusts)	58	21,724
PulteGroup, Inc. (Household Durables)	236	13,490
PVH Corp. (Textiles, Apparel & Luxury Goods)	67	7,146
Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	51	7,976
Quanta Services, Inc. (Construction & Engineering)	62	7,109
Quest Diagnostics, Inc. (Health Care Providers & Services)	62	10,727
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)	44	5,230
Raymond James Financial, Inc. (Capital Markets)	71	7,128
Raytheon Technologies Corp. (Aerospace & Defense)	1,392	119,796
Realty Income Corp. (Equity Real Estate Investment Trusts)	526	37,656
Regency Centers Corp. (Equity Real Estate Investment Trusts)	144	10,850
Regions Financial Corp. (Banks)	488	10,638
Republic Services, Inc.—Class A (Commercial Services & Supplies)	110	15,340
ResMed, Inc. (Health Care Equipment & Supplies)	57	14,847
Robert Half International, Inc. (Professional Services)	33	3,680
Rockwell Automation, Inc. (Electrical Equipment)	51	17,791
Rollins, Inc. (Commercial Services & Supplies)	118	4,037
Roper Technologies, Inc. (Industrial Conglomerates)	98	48,202
Ross Stores, Inc. (Specialty Retail)	330	37,712
Royal Caribbean Cruises, Ltd.* (Hotels, Restaurants & Leisure)	208	15,995
S&P Global, Inc. (Capital Markets)	87	41,058
Salesforce.com, Inc.* (Software)	354	89,962
SBA Communications Corp. (Equity Real Estate Investment Trusts)	44	17,117
Schlumberger, Ltd. (Energy Equipment & Services)	1,303	39,025
Seagate Technology Holdings PLC (Technology Hardware, Storage & Peripherals)	51	5,762
Sealed Air Corp. (Containers & Packaging)	63	4,251
Sempra Energy (Multi-Utilities)	296	39,155
Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	122	19,492
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	82	12,721
Snap-on, Inc. (Machinery)	49	10,554
SolarEdge Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	12	3,367
Southwest Airlines Co.* (Airlines)	550	23,561
Stanley Black & Decker, Inc. (Machinery)	151	28,482
Starbucks Corp. (Hotels, Restaurants & Leisure)	537	62,812
State Street Corp. (Capital Markets)	340	31,620
STERIS PLC (Health Care Equipment & Supplies)	54	13,144
Stryker Corp. (Health Care Equipment & Supplies)	185	49,473
Synchrony Financial (Consumer Finance)	218	10,113
Synopsys, Inc.* (Software)	46	16,951
Sysco Corp. (Food & Staples Retailing)	477	37,468
T. Rowe Price Group, Inc. (Capital Markets)	63	12,388
Take-Two Interactive Software, Inc.* (Entertainment)	40	7,109
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	255	10,353
Target Corp. (Multiline Retail)	204	47,214
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	304	49,047

See accompanying notes to financial statements.

144 :: ProFund VP Large-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
Teledyne Technologies, Inc.* (Electronic Equipment, Instruments & Components)	42	$18,349
Teleflex, Inc. (Health Care Equipment & Supplies)	43	14,125
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	437	82,361
Textron, Inc. (Aerospace & Defense)	205	15,826
The AES Corp. (Independent Power and Renewable Electricity Producers)	619	15,042
The Allstate Corp. (Insurance)	268	31,530
The Bank of New York Mellon Corp. (Capital Markets)	705	40,946
The Boeing Co.* (Aerospace & Defense)	514	103,478
The Charles Schwab Corp. (Capital Markets)	447	37,593
The Clorox Co. (Household Products)	115	20,051
The Coca-Cola Co. (Beverages)	3,613	213,927
The Cooper Cos., Inc. (Health Care Equipment & Supplies)	45	18,852
The Estee Lauder Co., Inc. (Personal Products)	88	32,578
The Gap, Inc. (Specialty Retail)	199	3,512
The Hershey Co. (Food Products)	75	14,510
The Home Depot, Inc. (Specialty Retail)	235	97,528
The Interpublic Group of Cos., Inc. (Media)	365	13,669
The JM Smucker Co.—Class A (Food Products)	102	13,854
The Kraft Heinz Co. (Food Products)	659	23,658
The Kroger Co. (Food & Staples Retailing)	630	28,514
The Mosaic Co. (Chemicals)	345	13,555
The PNC Financial Services Group, Inc. (Banks)	393	78,804
The Procter & Gamble Co. (Household Products)	2,248	367,727
The Progressive Corp. (Insurance)	543	55,739
The Sherwin-Williams Co. (Chemicals)	106	37,329
The Southern Co. (Electric Utilities)	984	67,483
The TJX Cos., Inc. (Specialty Retail)	1,118	84,879
The Travelers Cos., Inc. (Insurance)	229	35,822
The Walt Disney Co.* (Entertainment)	1,689	261,608
The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	1,130	29,425
T-Mobile US, Inc.* (Wireless Telecommunication Services)	546	63,325
Trane Technologies PLC (Building Products)	220	44,446
TransDigm Group, Inc.* (Aerospace & Defense)	28	17,816
Trimble, Inc.* (Electronic Equipment, Instruments & Components)	103	8,981
Truist Financial Corp. (Banks)	1,240	72,602
Twitter, Inc.* (Interactive Media & Services)	387	16,726
Tyler Technologies, Inc.* (Software)	14	7,531
Tyson Foods, Inc.—Class A (Food Products)	274	23,882
U.S. Bancorp (Banks)	1,254	70,437
UDR, Inc. (Equity Real Estate Investment Trusts)	122	7,319
Ulta Beauty, Inc.* (Specialty Retail)	23	9,484
Under Armour, Inc.*—Class A (Textiles, Apparel & Luxury Goods)	100	2,119
Under Armour, Inc.*—Class C (Textiles, Apparel & Luxury Goods)	114	2,057
Union Pacific Corp. (Road & Rail)	352	88,680
United Airlines Holdings , Inc.* (Airlines)	301	13,178
United Parcel Service, Inc.—Class B (Air Freight & Logistics)	387	82,949
United Rentals, Inc.* (Trading Companies & Distributors)	27	8,972
UnitedHealth Group, Inc. (Health Care Providers & Services)	508	255,086
Universal Health Services, Inc.—Class B (Health Care Providers & Services)	69	8,947
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	380	28,542
Ventas, Inc. (Equity Real Estate Investment Trusts)	370	18,914
VeriSign, Inc.* (IT Services)	47	11,930
Verisk Analytics, Inc. (Professional Services)	74	16,926
Verizon Communications, Inc. (Diversified Telecommunication Services)	3,846	199,838
Vertex Pharmaceuticals, Inc.* (Biotechnology)	95	20,862
VF Corp. (Textiles, Apparel & Luxury Goods)	304	22,259
ViacomCBS, Inc.—Class B (Media)	564	17,022
Viatris, Inc. (Pharmaceuticals)	1,124	15,208
Visa, Inc.—Class A (IT Services)	888	192,438
Vornado Realty Trust (Equity Real Estate Investment Trusts)	148	6,195
Vulcan Materials Co. (Construction Materials)	65	13,493
W.R. Berkley Corp. (Insurance)	129	10,628
W.W. Grainger, Inc. (Trading Companies & Distributors)	39	20,211
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	667	34,791
Walmart, Inc. (Food & Staples Retailing)	1,322	191,280
Waste Management, Inc. (Commercial Services & Supplies)	176	29,374
Waters Corp.* (Life Sciences Tools & Services)	14	5,216
WEC Energy Group, Inc. (Multi-Utilities)	293	28,442
Wells Fargo & Co. (Banks)	3,704	177,718
Welltower, Inc. (Equity Real Estate Investment Trusts)	405	34,737
Western Digital Corp.* (Technology Hardware, Storage & Peripherals)	289	18,846
Westinghouse Air Brake Technologies Corp. (Machinery)	174	16,027
WestRock Co. (Containers & Packaging)	248	11,001
Weyerhaeuser Co. (Equity Real Estate Investment Trusts)	404	16,637
Whirlpool Corp. (Household Durables)	56	13,141
Willis Towers Watson PLC (Insurance)	115	27,311
Wynn Resorts, Ltd.* (Hotels, Restaurants & Leisure)	98	8,334
Xcel Energy, Inc. (Electric Utilities)	500	33,850
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	60	12,722
Xylem, Inc. (Machinery)	99	11,872
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	144	19,996
Zebra Technologies Corp.* (Electronic Equipment, Instruments & Components)	13	7,738
Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	194	24,646
Zions Bancorp (Banks)	76	4,800
Zoetis, Inc. (Pharmaceuticals)	149	36,360
TOTAL COMMON STOCKS (Cost $11,444,758)		17,758,357

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Value :: 145

Repurchase Agreements(c) (0.9%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $157,000	$157,000	$157,000
TOTAL REPURCHASE AGREEMENTS (Cost $157,000)		157,000

Collateral for Securities Loaned(d)(NM)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares, 0.03%(e)	3,400	$3,400
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $3,400)		3,400
TOTAL INVESTMENT SECURITIES (Cost $11,605,158)—100.2%		17,918,757
Net other assets (liabilities)—(0.2)%		(41,714)
NET ASSETS—100.0%		$17,877,043

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $3,201.
(b)	Number of shares is less than 0.50.
(c)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(d)	Securities were purchased with cash collateral held from securities on loan at December 31, 2021.
(e)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2021.

ProFund VP Large-Cap Value invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Aerospace & Defense	$477,275	2.8%
Air Freight & Logistics	154,576	0.9%
Airlines	76,900	0.4%
Auto Components	34,418	0.2%
Automobiles	154,802	0.9%
Banks	1,046,418	5.9%
Beverages	417,946	2.3%
Biotechnology	317,227	1.8%
Building Products	141,239	0.8%
Capital Markets	494,724	2.8%
Chemicals	505,730	2.8%
Commercial Services & Supplies	77,511	0.4%
Communications Equipment	171,614	1.0%
Construction & Engineering	7,109	NM
Construction Materials	24,506	0.1%
Consumer Finance	93,354	0.5%
Containers & Packaging	98,396	0.6%
Distributors	27,091	0.2%
Diversified Financial Services	508,898	2.8%
Diversified Telecommunication Services	373,789	2.1%
Electric Utilities	593,826	3.3%
Electrical Equipment	165,065	0.9%
Electronic Equipment, Instruments & Components	158,447	0.9%
Energy Equipment & Services	77,591	0.4%
Entertainment	360,325	2.0%
Equity Real Estate Investment Trusts	602,272	3.4%
Food & Staples Retailing	406,161	2.3%
Food Products	317,619	1.8%
Gas Utilities	12,782	0.1%
Health Care Equipment & Supplies	703,855	3.9%
Health Care Providers & Services	797,362	4.5%
Health Care Technology	25,446	0.1%
Hotels, Restaurants & Leisure	494,469	2.7%
Household Durables	105,387	0.6%
Household Products	522,686	2.9%
Independent Power and Renewable Electricity Producers	15,042	0.1%
Industrial Conglomerates	373,135	2.1%
Insurance	569,980	3.2%
Interactive Media & Services	51,772	0.3%
Internet & Direct Marketing Retail	8,911	NM
IT Services	986,796	5.5%
Leisure Products	12,214	0.1%
Life Sciences Tools & Services	85,428	0.5%
Machinery	450,250	2.5%
Media	377,331	2.1%
Metals & Mining	91,703	0.5%
Multiline Retail	127,522	0.7%
Multi-Utilities	272,984	1.5%
Oil, Gas & Consumable Fuels	799,013	4.5%
Personal Products	32,578	0.2%
Pharmaceuticals	935,544	5.1%
Professional Services	74,114	0.4%
Real Estate Management & Development	16,928	0.1%
Road & Rail	240,034	1.3%
Semiconductors & Semiconductor Equipment	652,426	3.6%
Software	190,811	1.1%
Specialty Retail	276,627	1.5%
Technology Hardware, Storage & Peripherals	69,473	0.4%
Textiles, Apparel & Luxury Goods	140,331	0.8%
Tobacco	218,360	1.2%
Trading Companies & Distributors	46,992	0.3%
Water Utilities	31,917	0.2%
Wireless Telecommunication Services	63,325	0.4%
Other**	118,686	0.7%
Total	$17,877,043	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

146 :: ProFund VP Large-Cap Value :: Financial Statements

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$11,605,158
Securities, at value(a)	17,761,757
Repurchase agreements, at value	157,000
Total Investment Securities, at value	17,918,757
Cash	812
Dividends receivable	18,925
Receivable for capital shares issued	214
Prepaid expenses	1,083
TOTAL ASSETS	17,939,791

LIABILITIES:
Payable for collateral for securities loaned	3,400
Payable for capital shares redeemed	21,949
Advisory fees payable	12,469
Management services fees payable	1,663
Administration fees payable	1,012
Administrative services fees payable	6,407
Distribution fees payable	5,687
Transfer agency fees payable	1,577
Fund accounting fees payable	686
Compliance services fees payable	70
Other accrued expenses	7,828
TOTAL LIABILITIES	62,748
NET ASSETS	$17,877,043

NET ASSETS CONSIST OF:
Capital	$13,301,586
Total distributable earnings (loss)	4,575,457
NET ASSETS	$17,877,043
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	362,467
Net Asset Value (offering and redemption price per share)	$49.32

(a) Includes Securities on loan valued at:	$3,201

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$339,734
Foreign tax withholding	(42)
Net income from securities lending	314
TOTAL INVESTMENT INCOME	340,006

EXPENSES:
Advisory fees	118,238
Management services fees	15,765
Administration fees	11,796
Transfer agency fees	9,627
Administrative services fees	48,761
Distribution fees	39,413
Custody fees	3,031
Fund accounting fees	8,021
Trustee fees	256
Compliance services fees	110
Other fees	13,857
Total Gross Expenses before reductions	268,875
Expenses reduced and reimbursed by the Advisor	(4,021)
TOTAL NET EXPENSES	264,854
NET INVESTMENT INCOME (LOSS)	75,152

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,472,035
Change in net unrealized appreciation/depreciation on investment securities	1,709,206
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	3,181,241
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,256,393

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Value :: 147

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$75,152	$147,146
Net realized gains (losses) on investments	1,472,035	(961,353)
Change in net unrealized appreciation/depreciation on investments	1,709,206	(977,130)
Change in net assets resulting from operations	3,256,393	(1,791,337)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(149,393)	(1,869,000)
Change in net assets resulting from distributions	(149,393)	(1,869,000)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	12,214,725	13,542,534
Distributions reinvested	149,393	1,869,000
Value of shares redeemed	(12,200,852)	(19,346,347)
Change in net assets resulting from capital transactions	163,266	(3,934,813)
Change in net assets	3,270,266	(7,595,150)

NET ASSETS:
Beginning of period	14,606,777	22,201,927
End of period	$17,877,043	$14,606,777

SHARE TRANSACTIONS:
Issued	264,757	345,274
Reinvested	3,267	50,418
Redeemed	(266,202)	(501,456)
Change in shares	1,822	(105,764)

See accompanying notes to financial statements.

148 :: ProFund VP Large-Cap Value :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$40.50	$47.60	$41.32	$46.62	$41.52

Investment Activities:
Net investment income (loss)(a)	0.22	0.43	0.37	0.38	0.35
Net realized and unrealized gains (losses) on investments	9.03	(1.06)	11.15	(5.29)	5.21
Total income (loss) from investment activities	9.25	(0.63)	11.52	(4.91)	5.56

Distributions to Shareholders From:
Net investment income	(0.43)	(0.50)	(0.46)	(0.39)	(0.46)
Net realized gains on investments	—	(5.97)	(4.78)	—	—
Total distributions	(0.43)	(6.47)	(5.24)	(0.39)	(0.46)

Net Asset Value, End of Period	$49.32	$40.50	$47.60	$41.32	$46.62

Total Return	22.93%	(0.06)%	29.77%	(10.63)%	13.43%

Ratios to Average Net Assets:
Gross expenses	1.70%	1.77%	1.74%	1.70%	1.68%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.48%	1.05%	0.81%	0.84%	0.81%

Supplemental Data:
Net assets, end of period (000's)	$17,877	$14,607	$22,202	$15,394	$20,450
Portfolio turnover rate(b)	79%	97%	110%	116%	72%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Mid-Cap :: 149

ProFund VP Mid-Cap (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® (the "Index"). For the year ended December 31, 2021, the Fund had a total return of 22.21%. For the same period, the Index had a total return of 24.76%1 and a volatility of 17.93%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, and financial viability. Reconstitution occurs both on a quarterly and ongoing basis.

During the year ended December 31, 2021, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Mid-Cap from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Mid-Cap	22.21%	10.57%	11.75%
S&P MidCap 400®	24.76%	13.09%	14.20%

Expense Ratios**

Fund	Gross	Net
ProFund VP Mid-Cap	1.70%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Futures Contracts	30%
Swap Agreements	70%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Mid-Cap primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

S&P MidCap 400® – Composition

% of Index
Industrials	20%
Consumer Discretionary	15%
Information Technology	14%
Financials	14%
Real Estate	10%
Health Care	10%
Materials	7%
Consumer Staples	3%
Utilities	3%
Energy	2%
Communication Services	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

150 :: ProFund VP Mid-Cap :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2021

Repurchase Agreements(a)(b) (98.6%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $15,630,000	$15,630,000	$15,630,000
TOTAL REPURCHASE AGREEMENTS (Cost $15,630,000)		15,630,000
TOTAL INVESTMENT SECURITIES (Cost $15,630,000)—98.6%		15,630,000
Net other assets (liabilities)—1.4%		220,381
NET ASSETS—100.0%		$15,850,381

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2021, the aggregate amount held in a segregated account was $1,788,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini S&P MidCap 400 Futures Contracts	17	3/21/22	$4,824,090	$107,578

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P MidCap 400	Goldman Sachs International	1/27/22	0.58%	$3,969,848	$13,524
S&P MidCap 400	UBS AG	1/27/22	0.43%	7,048,160	24,231
				$11,018,008	$37,755

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Mid-Cap :: 151

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$15,630,000
Repurchase agreements, at value	15,630,000
Total Investment Securities, at value	15,630,000
Cash	216
Segregated cash balances for futures contracts with brokers	252,450
Unrealized appreciation on swap agreements	37,755
Receivable for capital shares issued	24,925
Variation margin on futures contracts	1,870
Prepaid expenses	1,114
TOTAL ASSETS	15,948,330

LIABILITIES:
Payable for capital shares redeemed	55,735
Advisory fees payable	10,016
Management services fees payable	1,335
Administration fees payable	946
Administrative services fees payable	9,855
Distribution fees payable	10,225
Transfer agency fees payable	1,632
Fund accounting fees payable	523
Compliance services fees payable	69
Other accrued expenses	7,613
TOTAL LIABILITIES	97,949
NET ASSETS	$15,850,381

NET ASSETS CONSIST OF:
Capital	$13,586,306
Total distributable earnings (loss)	2,264,075
NET ASSETS	$15,850,381
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	738,358
Net Asset Value (offering and redemption price per share)	$21.47

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Interest	$134

EXPENSES:
Advisory fees	123,906
Management services fees	16,521
Administration fees	12,095
Transfer agency fees	10,023
Administrative services fees	39,616
Distribution fees	41,302
Custody fees	2,490
Fund accounting fees	6,724
Trustee fees	255
Compliance services fees	129
Other fees	13,655
TOTAL NET EXPENSES	266,716
NET INVESTMENT INCOME (LOSS)	(266,582)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	435,097
Net realized gains (losses) on swap agreements	2,383,706
Change in net unrealized appreciation/depreciation on futures contracts	90,622
Change in net unrealized appreciation/depreciation on swap agreements	48,547
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	2,957,972
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,691,390

See accompanying notes to financial statements.

152 :: ProFund VP Mid-Cap :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(266,582)	$(114,283)
Net realized gains (losses) on investments	2,818,803	941,668
Change in net unrealized appreciation/depreciation on investments	139,169	(21,961)
Change in net assets resulting from operations	2,691,390	805,424

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(607,067)	(2,255,783)
Change in net assets resulting from distributions	(607,067)	(2,255,783)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	29,302,491	15,596,622
Distributions reinvested	607,067	2,255,783
Value of shares redeemed	(26,874,287)	(17,003,217)
Change in net assets resulting from capital transactions	3,035,271	849,188
Change in net assets	5,119,594	(601,171)

NET ASSETS:
Beginning of period	10,730,787	11,331,958
End of period	$15,850,381	$10,730,787

SHARE TRANSACTIONS:
Issued	1,429,285	855,896
Reinvested	30,429	145,347
Redeemed	(1,312,571)	(884,417)
Change in shares	147,143	116,826

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Mid-Cap :: 153

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020		Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$18.15	$23.89		$19.37	$29.47		$34.24

Investment Activities:
Net investment income (loss)(a)	(0.33)	(0.26)		0.11	0.02		(0.33)
Net realized and unrealized gains (losses) on investments	4.31	1.63		4.44	(2.56)		4.53
Total income (loss) from investment activities	3.98	1.37		4.55	(2.54)		4.20

Distributions to Shareholders From:
Net investment income	—	(0.22)		(0.03)	—		—
Net realized gains on investments	(0.66)	(6.89)		—	(7.56)		(8.97)
Total distributions	(0.66)	(7.11)		(0.03)	(7.56)		(8.97)

Net Asset Value, End of Period	$21.47	$18.15		$23.89	$19.37		$29.47

Total Return	22.21%	10.76%		23.53%	(12.86	)%(b)	13.43%

Ratios to Average Net Assets:
Gross expenses	1.61%	1.70%		1.64%	1.52%		1.66%
Net expenses	1.61%	1.70	%(c)	1.64%	1.49	%(b)	1.66%
Net investment income (loss)	(1.61)%	(1.34)%		0.50%	0.08	%(b)	(0.96)%

Supplemental Data:
Net assets, end of period (000's)	$15,850	$10,731		$11,332	$21,039		$38,793
Portfolio turnover rate(d)	—	—		—	—		—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.52% and 0.05%, respectively, and the total return would have been (12.94)%.
(c)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

154 :: ProFund VP Mid-Cap Growth :: Management Discussion of Fund Performance

ProFund VP Mid-Cap Growth (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Growth Index (the "Index"). For the year ended December 31, 2021, the Fund had a total return of 16.97%. For the same period, the Index had a total return of 18.90%1 and a volatility of 17.96%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of mid-cap U.S. equity "growth" performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400® that have been identified as being on the growth end of the growth-value spectrum.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Mid-Cap Growth from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Mid-Cap Growth	16.97%	12.84%	12.69%
S&P MidCap 400® Growth Index	18.90%	14.66%	14.54%

Expense Ratios**

Fund	Gross	Net
ProFund VP Mid-Cap Growth	1.78%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Camden Property Trust	1.5%
Builders FirstSource, Inc.	1.3%
Trex Co., Inc.	1.2%
Masimo Corp.	1.2%
Repligen Corp.	1.1%

S&P MidCap 400® Growth Index – Composition

% of Index
Industrials	19%
Information Technology	18%
Consumer Discretionary	17%
Health Care	13%
Financials	11%
Real Estate	9%
Materials	7%
Communication Services	2%
Energy	2%
Consumer Staples	1%
Utilities	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Mid-Cap Growth :: 155

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (99.6%)

	Shares	Value
ACI Worldwide, Inc.* (Software)	916	$31,785
Acuity Brands, Inc. (Electrical Equipment)	579	122,585
Affiliated Managers Group, Inc. (Capital Markets)	674	110,880
Alcoa Corp. (Metals & Mining)	1,241	73,939
American Campus Communities, Inc. (Equity Real Estate Investment Trusts)	1,270	72,758
American Eagle Outfitters, Inc. (Specialty Retail)	1,069	27,067
American Financial Group, Inc. (Insurance)	515	70,719
Amkor Technology, Inc. (Semiconductors & Semiconductor Equipment)	682	16,907
Antero Midstream Corp. (Oil, Gas & Consumable Fuels)	5,382	52,098
Apartment Income REIT Corp. (Equity Real Estate Investment Trusts)	1,223	66,861
AptarGroup, Inc. (Containers & Packaging)	502	61,485
Arrowhead Pharmaceuticals, Inc.* (Biotechnology)	1,728	114,566
ASGN, Inc.* (Professional Services)	864	106,618
Ashland Global Holdings, Inc. (Chemicals)	403	43,387
Aspen Technology, Inc.* (Software)	1,110	168,942
AutoNation, Inc.* (Specialty Retail)	312	36,457
Avient Corp. (Chemicals)	1,517	84,876
Avis Budget Group, Inc.* (Road & Rail)	664	137,694
Axon Enterprise, Inc.* (Aerospace & Defense)	1,089	170,973
Azenta, Inc. (Semiconductors & Semiconductor Equipment)	1,233	127,135
Bank of Hawaii Corp. (Banks)	282	23,620
Bank OZK (Banks)	943	43,878
Blackbaud, Inc.* (Software)	446	35,225
Boyd Gaming Corp.* (Hotels, Restaurants & Leisure)	1,359	89,110
Brixmor Property Group, Inc. (Equity Real Estate Investment Trusts)	2,708	68,810
Bruker Corp. (Life Sciences Tools & Services)	1,684	141,304
Brunswick Corp. (Leisure Products)	1,278	128,734
Builders FirstSource, Inc.* (Building Products)	3,175	272,130
Cable One, Inc. (Media)	48	84,646
Camden Property Trust (Equity Real Estate Investment Trusts)	1,694	302,684
Capri Holdings, Ltd.* (Textiles, Apparel & Luxury Goods)	1,522	98,793
Carlisle Cos., Inc. (Industrial Conglomerates)	867	215,120
Cathay General Bancorp (Banks)	499	21,452
CDK Global, Inc. (Software)	923	38,526
Cerence, Inc.* (Software)	328	25,138
ChampionX Corp.* (Energy Equipment & Services)	1,575	31,831
Chemed Corp. (Health Care Providers & Services)	145	76,711
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)	370	57,716
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	571	137,555
Ciena Corp.* (Communications Equipment)	1,618	124,537
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	455	41,869
CIT Group, Inc. (Banks)	658	33,782
Clean Harbors, Inc.* (Commercial Services & Supplies)	489	48,788
Cleveland-Cliffs, Inc.* (Metals & Mining)	7,544	164,233
CMC Materials, Inc. (Semiconductors & Semiconductor Equipment)	315	60,382
CNX Resources Corp.* (Oil, Gas & Consumable Fuels)	1,646	22,633
Cognex Corp. (Electronic Equipment, Instruments & Components)	1,846	143,544
Coherent, Inc.* (Electronic Equipment, Instruments & Components)	407	108,482
Colfax Corp.* (Machinery)	915	42,063
Columbia Sportswear Co. (Textiles, Apparel & Luxury Goods)	304	29,622
Commerce Bancshares, Inc. (Banks)	921	63,310
CommVault Systems, Inc.* (Software)	490	33,771
Concentrix Corp. (IT Services)	711	126,999
Crane Co. (Machinery)	406	41,302
Crocs, Inc.* (Textiles, Apparel & Luxury Goods)	975	125,015
Cullen/Frost Bankers, Inc. (Banks)	527	66,439
CyrusOne, Inc. (Equity Real Estate Investment Trusts)	1,367	122,647
Darling Ingredients, Inc.* (Food Products)	2,683	185,905
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	455	166,670
Dick's Sporting Goods, Inc. (Specialty Retail)	1,075	123,614
Digital Turbine, Inc.* (Software)	1,458	88,923
Donaldson Co., Inc. (Machinery)	1,045	61,927
Douglas Emmett, Inc. (Equity Real Estate Investment Trusts)	1,338	44,823
DT Midstream, Inc. (Oil, Gas & Consumable Fuels)	674	32,339
Dycom Industries, Inc.* (Construction & Engineering)	195	18,283
Eagle Materials, Inc. (Construction Materials)	675	112,361
East West Bancorp, Inc. (Banks)	2,353	185,134
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts)	675	153,799
Envestnet, Inc.* (Software)	480	38,083
Essential Utilities, Inc. (Water Utilities)	2,401	128,910
Evercore Partners, Inc. — Class A (Capital Markets)	646	87,759
Exelixis, Inc.* (Biotechnology)	2,780	50,818
Fair Isaac Corp.* (Software)	263	114,055
Federated Hermes, Inc. — Class B (Capital Markets)	755	28,373
First American Financial Corp. (Insurance)	837	65,479
First Financial Bankshares, Inc. (Banks)	2,126	108,086
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts)	1,489	98,572
First Solar, Inc.* (Semiconductors & Semiconductor Equipment)	967	84,284
Five Below, Inc.* (Specialty Retail)	928	191,994
Fox Factory Holding Corp.* (Auto Components)	698	118,730
FTI Consulting, Inc.* (Professional Services)	569	87,296
GameStop Corp.* — Class A (Specialty Retail)	1,028	152,545

See accompanying notes to financial statements.

156 :: ProFund VP Mid-Cap Growth :: Financial Statements

Common Stocks, continued

	Shares	Value
Genpact, Ltd. (IT Services)	1,893	$100,480
Gentex Corp. (Auto Components)	2,078	72,418
Glacier Bancorp, Inc. (Banks)	1,798	101,947
Globus Medical, Inc.* — Class A (Health Care Equipment & Supplies)	786	56,749
Graco, Inc. (Machinery)	1,691	136,328
GXO Logistics, Inc.* (Air Freight & Logistics)	1,635	148,507
H&R Block, Inc. (Diversified Consumer Services)	1,340	31,570
Halozyme Therapeutics, Inc.* (Biotechnology)	2,334	93,850
Hancock Whitney Corp. (Banks)	647	32,363
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)	1,150	36,386
HealthEquity, Inc.* (Health Care Providers & Services)	927	41,010
Helen of Troy, Ltd.* (Household Durables)	400	97,788
Home BancShares, Inc. (Banks)	924	22,499
Hubbell, Inc. (Electrical Equipment)	488	101,636
IAA, Inc.* (Commercial Services & Supplies)	1,206	61,048
ICU Medical, Inc.* (Health Care Equipment & Supplies)	156	37,025
II-VI, Inc.* (Electronic Equipment, Instruments & Components)	845	57,739
Ingevity Corp.* (Chemicals)	352	25,238
Insperity, Inc. (Professional Services)	594	70,157
Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	616	41,266
Interactive Brokers Group, Inc. (Capital Markets)	899	71,399
Iridium Communications, Inc.* (Diversified Telecommunication Services)	1,162	47,979
ITT, Inc. (Machinery)	795	81,241
Jabil, Inc. (Electronic Equipment, Instruments & Components)	1,046	73,586
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)	248	21,695
Janus Henderson Group PLC (Capital Markets)	1,301	54,564
Jefferies Financial Group, Inc. (Diversified Financial Services)	3,257	126,372
John Wiley & Sons, Inc. — Class A (Media)	360	20,617
Jones Lang LaSalle, Inc.* (Real Estate Management & Development)	410	110,429
KBR, Inc. (Professional Services)	1,511	71,954
Kinsale Capital Group, Inc. (Insurance)	356	84,688
Lamar Advertising Co. — Class A (Equity Real Estate Investment Trusts)	950	115,235
Lancaster Colony Corp. (Food Products)	158	26,165
Landstar System, Inc. (Road & Rail)	411	73,577
Lattice Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	2,270	174,926
Lennox International, Inc. (Building Products)	324	105,093
Life Storage, Inc. (Equity Real Estate Investment Trusts)	1,359	208,172
Lincoln Electric Holdings, Inc. (Machinery)	568	79,219
Littelfuse, Inc. (Electronic Equipment, Instruments & Components)	253	79,614
LivaNova PLC* (Health Care Equipment & Supplies)	530	46,338
LiveRamp Holdings, Inc.* (IT Services)	1,129	54,136
Louisiana-Pacific Corp. (Paper & Forest Products)	1,459	114,313
Lumentum Holdings, Inc.* (Communications Equipment)	539	57,010
Manhattan Associates, Inc.* (Software)	1,048	162,954
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	317	53,567
Masimo Corp.* (Health Care Equipment & Supplies)	842	246,520
MasTec, Inc.* (Construction & Engineering)	484	44,664
Mattel, Inc.* (Leisure Products)	5,808	125,220
MAXIMUS, Inc. (IT Services)	1,019	81,184
Medpace Holdings, Inc.* (Life Sciences Tools & Services)	476	103,597
Mimecast, Ltd.* (Software)	1,024	81,480
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	506	88,130
Molina Healthcare, Inc.* (Health Care Providers & Services)	474	150,770
MSA Safety, Inc. (Commercial Services & Supplies)	309	46,647
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	2,406	62,820
National Fuel Gas Co. (Gas Utilities)	786	50,257
National Instruments Corp. (Electronic Equipment, Instruments & Components)	1,159	50,614
National Retail Properties, Inc. (Equity Real Estate Investment Trusts)	1,311	63,020
National Storage Affiliates Trust (Equity Real Estate Investment Trusts)	1,358	93,974
Navient Corp. (Consumer Finance)	2,672	56,700
Neogen Corp.* (Health Care Equipment & Supplies)	1,033	46,909
Neurocrine Biosciences, Inc.* (Biotechnology)	1,573	133,972
Nordson Corp. (Machinery)	537	137,080
nVent Electric PLC (Electrical Equipment)	1,646	62,548
OGE Energy Corp. (Electric Utilities)	1,227	47,092
Olin Corp. (Chemicals)	2,378	136,782
Option Care Health, Inc.* (Health Care Providers & Services)	2,297	65,327
PacWest Bancorp (Banks)	1,944	87,810
Papa John's International, Inc. (Hotels, Restaurants & Leisure)	536	71,540
Paylocity Holding Corp.* (Software)	657	155,157
Penumbra, Inc.* (Health Care Equipment & Supplies)	582	167,219
Pinnacle Financial Partners, Inc. (Banks)	1,262	120,521
Polaris, Inc. (Leisure Products)	407	44,733
PotlatchDeltic Corp. (Equity Real Estate Investment Trusts)	489	29,448
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	1,000	92,890
Primerica, Inc. (Insurance)	406	62,228
Progyny, Inc.* (Health Care Providers & Services)	716	36,051
PS Business Parks, Inc. (Equity Real Estate Investment Trusts)	210	38,676
Qualys, Inc.* (Software)	554	76,020

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Mid-Cap Growth :: 157

Common Stocks, continued

	Shares	Value
Quidel Corp.* (Health Care Equipment & Supplies)	628	$84,774
R1 RCM, Inc.* (Health Care Providers & Services)	1,281	32,653
Rayonier, Inc. (Equity Real Estate Investment Trusts)	1,423	57,432
Regal Rexnord Corp. (Electrical Equipment)	472	80,325
Repligen Corp.* (Biotechnology)	852	225,645
Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts)	2,511	203,667
RH* (Specialty Retail)	288	154,351
RLI Corp. (Insurance)	396	44,392
Royal Gold, Inc. (Metals & Mining)	653	68,702
RPM International, Inc. (Chemicals)	1,097	110,797
Sabre Corp.* (IT Services)	2,575	22,119
Saia, Inc.* (Road & Rail)	437	147,282
Sailpoint Technologies Holding, Inc.* (Software)	1,546	74,734
Sanderson Farms, Inc. (Food Products)	165	31,528
Scientific Games Corp.* (Hotels, Restaurants & Leisure)	1,600	106,928
SEI Investments Co. (Capital Markets)	1,036	63,134
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	705	62,696
Sensient Technologies Corp. (Chemicals)	397	39,724
Service Corp. International (Diversified Consumer Services)	2,733	194,016
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	666	137,476
Simpson Manufacturing Co., Inc. (Building Products)	720	100,130
SiTime Corp.* (Semiconductors & Semiconductor Equipment)	249	72,842
Six Flags Entertainment Corp.* (Hotels, Restaurants & Leisure)	628	26,740
Skechers U.S.A., Inc.* — Class A (Textiles, Apparel & Luxury Goods)	1,052	45,657
SLM Corp. (Consumer Finance)	4,861	95,616
STAAR Surgical Co.* (Health Care Equipment & Supplies)	789	72,036
Steel Dynamics, Inc. (Metals & Mining)	3,125	193,968
Stifel Financial Corp. (Capital Markets)	1,727	121,614
SunPower Corp.* (Semiconductors & Semiconductor Equipment)	1,376	28,717
Synaptics, Inc.* (Semiconductors & Semiconductor Equipment)	651	188,471
Syneos Health, Inc.* (Life Sciences Tools & Services)	1,719	176,507
Synovus Financial Corp. (Banks)	966	46,242
Tandem Diabetes Care, Inc.* (Health Care Equipment & Supplies)	1,054	158,648
Targa Resources Corp. (Oil, Gas & Consumable Fuels)	3,796	198,302
TEGNA, Inc. (Media)	1,614	29,956
Tempur Sealy International, Inc. (Household Durables)	3,192	150,120
Tenet Healthcare Corp.* (Health Care Providers & Services)	1,776	145,081
Teradata Corp.* (IT Services)	1,798	76,361
Tetra Tech, Inc. (Commercial Services & Supplies)	896	152,140
Texas Roadhouse, Inc. — Class A (Hotels, Restaurants & Leisure)	693	61,871
The Boston Beer Co., Inc.* — Class A (Beverages)	94	47,479
The Middleby Corp.* (Machinery)	591	116,285
The New York Times Co. — Class A (Media)	1,607	77,618
The Scotts Miracle-Gro Co. — Class A (Chemicals)	676	108,836
The Toro Co. (Machinery)	1,765	176,341
The Wendy's Co. (Hotels, Restaurants & Leisure)	1,464	34,916
TopBuild Corp.* (Household Durables)	546	150,647
Trex Co., Inc.* (Building Products)	1,908	257,637
Trinity Industries, Inc. (Machinery)	678	20,476
TripAdvisor, Inc.* (Interactive Media & Services)	689	18,782
UMB Financial Corp. (Banks)	714	75,763
Umpqua Holdings Corp. (Banks)	1,328	25,551
United Therapeutics Corp.* (Biotechnology)	358	77,357
Universal Display Corp. (Semiconductors & Semiconductor Equipment)	719	118,657
Urban Edge Properties (Equity Real Estate Investment Trusts)	821	15,599
Valmont Industries, Inc. (Construction & Engineering)	352	88,176
Valvoline, Inc. (Chemicals)	2,996	111,721
Vicor Corp.* (Electrical Equipment)	356	45,205
Victoria's Secret & Co.* (Specialty Retail)	589	32,713
Watsco, Inc. (Trading Companies & Distributors)	360	112,637
Webster Financial Corp. (Banks)	616	34,397
WEX, Inc.* (IT Services)	319	44,784
Williams-Sonoma, Inc. (Specialty Retail)	1,233	208,537
Wingstop, Inc. (Hotels, Restaurants & Leisure)	494	85,363
Wintrust Financial Corp. (Banks)	472	42,867
Wolfspeed, Inc.* (Semiconductors & Semiconductor Equipment)	1,056	118,029
World Wrestling Entertainment, Inc. — Class A (Entertainment)	460	22,696
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)	1,005	90,098
Yelp, Inc.* (Interactive Media & Services)	557	20,186
YETI Holdings, Inc.* (Leisure Products)	1,453	120,352
Ziff Davis, Inc.* (Software)	799	88,577
TOTAL COMMON STOCKS (Cost $13,924,104)		20,629,018

Repurchase Agreements(a) (0.2%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $36,000	$36,000	$36,000
TOTAL REPURCHASE AGREEMENTS (Cost $36,000)		36,000
TOTAL INVESTMENT SECURITIES (Cost $13,960,104) — 99.8%		20,665,018
Net other assets (liabilities) — 0.2%		37,116
NET ASSETS — 100.0%		$20,702,134

*	Non-income producing security.
(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

158 :: ProFund VP Mid-Cap Growth :: Financial Statements

ProFund VP Mid-Cap Growth invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Aerospace & Defense	$170,973	0.8%
Air Freight & Logistics	148,507	0.7%
Auto Components	191,148	0.9%
Banks	1,135,661	5.5%
Beverages	47,479	0.2%
Biotechnology	696,208	3.4%
Building Products	734,990	3.6%
Capital Markets	537,723	2.6%
Chemicals	661,361	3.2%
Commercial Services & Supplies	308,623	1.5%
Communications Equipment	181,547	0.9%
Construction & Engineering	151,123	0.7%
Construction Materials	112,361	0.5%
Consumer Finance	152,316	0.7%
Containers & Packaging	61,485	0.3%
Diversified Consumer Services	225,586	1.1%
Diversified Financial Services	126,372	0.6%
Diversified Telecommunication Services	47,979	0.2%
Electric Utilities	47,092	0.2%
Electrical Equipment	412,299	2.0%
Electronic Equipment, Instruments & Components	513,579	2.5%
Energy Equipment & Services	31,831	0.2%
Entertainment	22,696	0.1%
Equity Real Estate Investment Trusts	1,792,563	8.7%
Food Products	243,598	1.2%
Gas Utilities	50,257	0.2%
Health Care Equipment & Supplies	957,484	4.7%
Health Care Providers & Services	547,603	2.6%
Hotels, Restaurants & Leisure	837,099	4.0%
Household Durables	398,555	1.9%
Industrial Conglomerates	215,120	1.0%
Insurance	327,506	1.6%
Interactive Media & Services	38,968	0.2%
IT Services	506,063	2.4%
Leisure Products	419,039	2.0%
Life Sciences Tools & Services	421,408	2.0%
Machinery	892,262	4.4%
Media	212,837	1.1%
Metals & Mining	500,842	2.4%
Oil, Gas & Consumable Fuels	368,192	1.7%
Paper & Forest Products	114,313	0.6%
Professional Services	336,025	1.6%
Real Estate Management & Development	110,429	0.5%
Road & Rail	358,553	1.7%
Semiconductors & Semiconductor Equipment	1,413,411	6.8%
Software	1,213,370	5.9%
Specialty Retail	927,278	4.6%
Textiles, Apparel & Luxury Goods	465,757	2.2%
Trading Companies & Distributors	112,637	0.5%
Water Utilities	128,910	0.7%
Other**	73,116	0.4%
Total	$20,702,134	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Mid-Cap Growth :: 159

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$13,960,104
Securities, at value	20,629,018
Repurchase agreements, at value	36,000
Total Investment Securities, at value	20,665,018
Cash	3,507
Dividends receivable	9,220
Receivable for capital shares issued	111,150
Prepaid expenses	1,400
TOTAL ASSETS	20,790,295

LIABILITIES:
Payable for capital shares redeemed	46,336
Payable for investments purchased	1,242
Advisory fees payable	13,250
Management services fees payable	1,767
Administration fees payable	1,189
Administrative services fees payable	6,977
Distribution fees payable	5,353
Transfer agency fees payable	2,038
Fund accounting fees payable	725
Compliance services fees payable	89
Other accrued expenses	9,195
TOTAL LIABILITIES	88,161
NET ASSETS	$20,702,134

NET ASSETS CONSIST OF:
Capital	$11,894,402
Total distributable earnings (loss)	8,807,732
NET ASSETS	$20,702,134
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	407,845
Net Asset Value (offering and redemption price per share)	$50.76

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$135,127
Interest	1
Net income from securities lending	25
TOTAL INVESTMENT INCOME	135,153

EXPENSES:
Advisory fees	152,712
Management services fees	20,361
Administration fees	15,224
Transfer agency fees	12,374
Administrative services fees	69,470
Distribution fees	50,904
Custody fees	3,507
Fund accounting fees	9,105
Trustee fees	349
Compliance services fees	132
Other fees	17,234
Total Gross Expenses before reductions	351,372
Expenses reduced and reimbursed by the Advisor	(9,297)
TOTAL NET EXPENSES	342,075
NET INVESTMENT INCOME (LOSS)	(206,922)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	3,588,752
Change in net unrealized appreciation/depreciation on investment securities	(558,524)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	3,030,228
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,823,306

See accompanying notes to financial statements.

160 :: ProFund VP Mid-Cap Growth :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(206,922)	$(115,451)
Net realized gains (losses) on investments	3,588,752	1,311,631
Change in net unrealized appreciation/depreciation on investments	(558,524)	2,366,308
Change in net assets resulting from operations	2,823,306	3,562,488

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(1,717,430)	(1,823,049)
Change in net assets resulting from distributions	(1,717,430)	(1,823,049)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	16,047,007	26,201,483
Distributions reinvested	1,717,430	1,823,049
Value of shares redeemed	(19,196,646)	(29,527,637)
Change in net assets resulting from capital transactions	(1,432,209)	(1,503,105)
Change in net assets	(326,333)	236,334

NET ASSETS:
Beginning of period	21,028,467	20,792,133
End of period	$20,702,134	$21,028,467

SHARE TRANSACTIONS:
Issued	318,114	651,878
Reinvested	37,279	44,014
Redeemed	(388,586)	(736,942)
Change in shares	(33,193)	(41,050)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Mid-Cap Growth :: 161

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$47.68	$43.13	$38.51	$47.64	$44.26

Investment Activities:
Net investment income (loss)(a)	(0.51)	(0.28)	(0.16)	(0.23)	(0.23)
Net realized and unrealized gains (losses) on investments	8.14	8.71	9.17	(4.76)	8.08
Total income (loss) from investment activities	7.63	8.43	9.01	(4.99)	7.85

Distributions to Shareholders From:
Net realized gains on investments	(4.55)	(3.88)	(4.39)	(4.14)	(4.47)

Net Asset Value, End of Period	$50.76	$47.68	$43.13	$38.51	$47.64

Total Return	16.97%	20.90%	24.24%	(11.98)%	18.31%

Ratios to Average Net Assets:
Gross expenses	1.73%	1.78%	1.75%	1.70%	1.69%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(1.02)%	(0.68)%	(0.38)%	(0.48)%	(0.49)%

Supplemental Data:
Net assets, end of period (000's)	$20,702	$21,028	$20,792	$14,603	$22,590
Portfolio turnover rate(b)	113%	184%	191%	131%	88%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

162 :: ProFund VP Mid-Cap Value :: Management Discussion of Fund Performance

ProFund VP Mid-Cap Value (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Value Index (the "Index"). For the year ended December 31, 2021, the Fund had a total return of 28.53%. For the same period, the Index had a total return of 30.65%1 and a volatility of 19.41%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of mid-cap U.S. equity "value" performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400® that have been identified as being on the value end of the growth-value spectrum.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Mid-Cap Value from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Mid-Cap Value	28.53%	9.37%	11.73%
S&P MidCap 400® Value Index	30.65%	11.08%	13.55%

Expense Ratios**

Fund	Gross	Net
ProFund VP Mid-Cap Value	1.80%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Medical Properties Trust, Inc.	1.2%
AECOM	0.9%
Lear Corp.	0.9%
Reliance Steel & Aluminum Co.	0.8%
Knight-Swift Transportation Holdings, Inc.	0.8%

S&P MidCap 400® Value Index – Composition

% of Index
Industrials	19%
Financials	16%
Consumer Discretionary	14%
Real Estate	12%
Information Technology	11%
Health Care	7%
Materials	6%
Utilities	6%
Consumer Staples	6%
Energy	2%
Communication Services	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Mid-Cap Value :: 163

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (100.3%)

	Shares	Value
Acadia Healthcare Co., Inc.* (Health Care Providers & Services)	1,380	$83,766
ACI Worldwide, Inc.* (Software)	957	33,208
Adient PLC* (Auto Components)	1,450	69,426
AECOM* (Construction & Engineering)	2,211	171,022
AGCO Corp. (Machinery)	942	109,291
Alcoa Corp. (Metals & Mining)	1,723	102,656
Alleghany Corp.* (Insurance)	211	140,861
ALLETE, Inc. (Electric Utilities)	806	53,478
Alliance Data Systems Corp. (IT Services)	763	50,793
Amedisys, Inc.* (Health Care Providers & Services)	500	80,940
American Campus Communities, Inc. (Equity Real Estate Investment Trusts)	961	55,056
American Eagle Outfitters, Inc. (Specialty Retail)	1,368	34,638
American Financial Group, Inc. (Insurance)	537	73,741
Amkor Technology, Inc. (Semiconductors & Semiconductor Equipment)	909	22,534
Apartment Income REIT Corp. (Equity Real Estate Investment Trusts)	1,276	69,759
AptarGroup, Inc. (Containers & Packaging)	546	66,874
Arrow Electronics, Inc.* (Electronic Equipment, Instruments & Components)	1,070	143,670
Ashland Global Holdings, Inc. (Chemicals)	493	53,076
Associated Banc-Corp. (Banks)	2,304	52,047
AutoNation, Inc.* (Specialty Retail)	325	37,976
Avnet, Inc. (Electronic Equipment, Instruments & Components)	1,523	62,793
Bank of Hawaii Corp. (Banks)	360	30,154
Bank OZK (Banks)	984	45,786
Belden, Inc. (Electronic Equipment, Instruments & Components)	689	45,288
BJ's Wholesale Club Holdings, Inc.* (Food & Staples Retailing)	2,095	140,303
Black Hills Corp. (Multi-Utilities)	981	69,229
Blackbaud, Inc.* (Software)	222	17,534
Brighthouse Financial, Inc.* (Insurance)	1,226	63,507
Brixmor Property Group, Inc. (Equity Real Estate Investment Trusts)	2,052	52,141
Cable One, Inc. (Media)	32	56,431
Cabot Corp. (Chemicals)	871	48,950
CACI International, Inc.* — Class A (Professional Services)	359	96,646
Cadence Bank (Banks)	3,006	89,549
Callaway Golf Co.* (Leisure Products)	1,799	49,365
Capri Holdings, Ltd.* (Textiles, Apparel & Luxury Goods)	902	58,549
Carter's, Inc. (Textiles, Apparel & Luxury Goods)	648	65,591
Casey's General Stores, Inc. (Food & Staples Retailing)	569	112,293
Cathay General Bancorp (Banks)	724	31,125
CDK Global, Inc. (Software)	962	40,154
Cerence, Inc.* (Software)	281	21,536
ChampionX Corp.* (Energy Equipment & Services)	1,644	33,225
Chemed Corp. (Health Care Providers & Services)	101	53,433
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)	161	25,114
Ciena Corp.* (Communications Equipment)	881	67,810
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	456	41,961
CIT Group, Inc. (Banks)	914	46,925
Clean Harbors, Inc.* (Commercial Services & Supplies)	315	31,428
CMC Materials, Inc. (Semiconductors & Semiconductor Equipment)	144	27,603
CNO Financial Group, Inc. (Insurance)	1,894	45,153
CNX Resources Corp.* (Oil, Gas & Consumable Fuels)	1,721	23,664
Cognex Corp. (Electronic Equipment, Instruments & Components)	1,005	78,149
Colfax Corp.* (Machinery)	1,220	56,083
Columbia Sportswear Co. (Textiles, Apparel & Luxury Goods)	249	24,263
Commerce Bancshares, Inc. (Banks)	852	58,566
Commercial Metals Co. (Metals & Mining)	1,851	67,173
CommVault Systems, Inc.* (Software)	244	16,816
Compass Minerals International, Inc. (Metals & Mining)	523	26,715
Corporate Office Properties Trust (Equity Real Estate Investment Trusts)	1,725	48,248
Coty, Inc.* — Class A (Personal Products)	5,152	54,096
Cousins Properties, Inc. (Equity Real Estate Investment Trusts)	2,282	91,919
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)	360	46,310
Crane Co. (Machinery)	390	39,675
Cullen/Frost Bankers, Inc. (Banks)	382	48,159
Curtiss-Wright Corp. (Aerospace & Defense)	602	83,480
CyrusOne, Inc. (Equity Real Estate Investment Trusts)	682	61,189
Dana, Inc. (Auto Components)	2,215	50,546
Donaldson Co., Inc. (Machinery)	930	55,112
Douglas Emmett, Inc. (Equity Real Estate Investment Trusts)	1,454	48,709
DT Midstream, Inc. (Oil, Gas & Consumable Fuels)	862	41,359
Dycom Industries, Inc.* (Construction & Engineering)	282	26,440
EMCOR Group, Inc. (Construction & Engineering)	819	104,332
Encompass Health Corp. (Health Care Providers & Services)	1,528	99,717
Energizer Holdings, Inc. (Household Products)	964	38,656
EnerSys (Electrical Equipment)	642	50,757
Envestnet, Inc.* (Software)	394	31,260
Envista Holdings Corp.* (Health Care Equipment & Supplies)	2,478	111,659
EPR Properties (Equity Real Estate Investment Trusts)	1,149	54,566
EQT Corp.* (Oil, Gas & Consumable Fuels)	4,641	101,220
Equitrans Midstream Corp. (Oil, Gas & Consumable Fuels)	6,242	64,542

See accompanying notes to financial statements.

164 :: ProFund VP Mid-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
Essent Group, Ltd. (Thrifts & Mortgage Finance)	1,696	$77,219
Essential Utilities, Inc. (Water Utilities)	1,307	70,173
Exelixis, Inc.* (Biotechnology)	2,284	41,752
F.N.B. Corp. (Banks)	4,896	59,388
Fair Isaac Corp.* (Software)	176	76,326
Federated Hermes, Inc. — Class B (Capital Markets)	789	29,651
First American Financial Corp. (Insurance)	910	71,189
First Horizon Corp. (Banks)	8,299	135,522
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts)	619	40,978
First Solar, Inc.* (Semiconductors & Semiconductor Equipment)	622	54,214
FirstCash Holdings, Inc. (Consumer Finance)	620	46,382
Flowers Foods, Inc. (Food Products)	3,050	83,784
Flowserve Corp. (Machinery)	2,001	61,231
Fluor Corp.* (Construction & Engineering)	2,170	53,751
Foot Locker, Inc. (Specialty Retail)	1,386	60,471
Fulton Financial Corp. (Banks)	2,476	42,092
GATX Corp. (Trading Companies & Distributors)	545	56,784
Genpact, Ltd. (IT Services)	904	47,984
Gentex Corp. (Auto Components)	1,707	59,489
Globus Medical, Inc.* — Class A (Health Care Equipment & Supplies)	485	35,017
Graco, Inc. (Machinery)	1,043	84,087
Graham Holdings Co. — Class B (Diversified Consumer Services)	61	38,420
Grand Canyon Education, Inc.* (Diversified Consumer Services)	615	52,712
Greif, Inc. — Class A (Containers & Packaging)	407	24,571
Grocery Outlet Holding Corp.* (Food & Staples Retailing)	1,341	37,923
H&R Block, Inc. (Diversified Consumer Services)	1,458	34,350
Haemonetics Corp.* (Health Care Equipment & Supplies)	784	41,583
Hancock Whitney Corp. (Banks)	734	36,715
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	5,360	89,618
Harley-Davidson, Inc. (Automobiles)	2,362	89,024
Hawaiian Electric Industries, Inc. (Electric Utilities)	1,678	69,637
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)	1,201	38,000
HealthEquity, Inc.* (Health Care Providers & Services)	422	18,669
Hexcel Corp.* (Aerospace & Defense)	1,288	66,718
Highwoods Properties, Inc. (Equity Real Estate Investment Trusts)	1,602	71,433
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)	2,295	75,230
Home BancShares, Inc. (Banks)	1,460	35,551
Hubbell, Inc. (Electrical Equipment)	384	79,976
Hudson Pacific Properties, Inc. (Equity Real Estate Investment Trusts)	2,341	57,846
IAA, Inc.* (Commercial Services & Supplies)	952	48,190
ICU Medical, Inc.* (Health Care Equipment & Supplies)	163	38,686
IDACORP, Inc. (Electric Utilities)	774	87,702
II-VI, Inc.* (Electronic Equipment, Instruments & Components)	847	57,876
Ingevity Corp.* (Chemicals)	278	19,933
Ingredion, Inc. (Food Products)	1,021	98,669
Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	547	36,644
Interactive Brokers Group, Inc. (Capital Markets)	510	40,504
International Bancshares Corp. (Banks)	818	34,675
Iridium Communications, Inc.* (Diversified Telecommunication Services)	953	39,349
ITT, Inc. (Machinery)	577	58,964
Jabil, Inc. (Electronic Equipment, Instruments & Components)	1,232	86,671
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)	103	9,010
Janus Henderson Group PLC (Capital Markets)	1,415	59,345
Jazz Pharmaceuticals PLC* (Pharmaceuticals)	943	120,138
JBG Smith Properties (Equity Real Estate Investment Trusts)	1,754	50,357
JetBlue Airways Corp.* (Airlines)	4,883	69,534
John Wiley & Sons, Inc. — Class A (Media)	334	19,128
Jones Lang LaSalle, Inc.* (Real Estate Management & Development)	395	106,389
KB Home (Household Durables)	1,316	58,865
KBR, Inc. (Professional Services)	754	35,905
Kemper Corp. (Insurance)	919	54,028
Kennametal, Inc. (Machinery)	1,285	46,144
Kilroy Realty Corp. (Equity Real Estate Investment Trusts)	1,610	107,001
Kirby Corp.* (Marine)	922	54,785
Kite Realty Group Trust (Equity Real Estate Investment Trusts)	3,362	73,224
Knight-Swift Transportation Holdings, Inc. (Road & Rail)	2,548	155,276
Kohl's Corp. (Multiline Retail)	2,311	114,140
Kyndryl Holdings, Inc.* (IT Services)	2,752	49,811
Lamar Advertising Co. — Class A (Equity Real Estate Investment Trusts)	452	54,828
Lancaster Colony Corp. (Food Products)	158	26,165
Landstar System, Inc. (Road & Rail)	204	36,520
Lear Corp. (Auto Components)	916	167,582
Leggett & Platt, Inc. (Household Durables)	2,046	84,213
Lennox International, Inc. (Building Products)	217	70,386
LHC Group, Inc.* (Health Care Providers & Services)	485	66,557
Lincoln Electric Holdings, Inc. (Machinery)	380	52,999
Lithia Motors, Inc. — Class A (Specialty Retail)	465	138,082
Littelfuse, Inc. (Electronic Equipment, Instruments & Components)	143	44,999
LivaNova PLC* (Health Care Equipment & Supplies)	326	28,502
Lumentum Holdings, Inc.* (Communications Equipment)	609	64,414
Macy's, Inc. (Multiline Retail)	4,753	124,433
ManpowerGroup, Inc. (Professional Services)	832	80,979
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	360	60,833
MasTec, Inc.* (Construction & Engineering)	430	39,680
MDU Resources Group, Inc. (Multi-Utilities)	3,121	96,252

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Mid-Cap Value :: 165

Common Stocks, continued

	Shares	Value
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts)	9,154	$216,309
Mercury General Corp. (Insurance)	407	21,595
Mercury Systems, Inc.* (Aerospace & Defense)	870	47,902
MGIC Investment Corp. (Thrifts & Mortgage Finance)	4,999	72,086
MillerKnoll, Inc. (Commercial Services & Supplies)	1,163	45,578
Minerals Technologies, Inc. (Chemicals)	511	37,380
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	383	66,707
Molina Healthcare, Inc.* (Health Care Providers & Services)	458	145,680
MSA Safety, Inc. (Commercial Services & Supplies)	275	41,514
MSC Industrial Direct Co., Inc. (Trading Companies & Distributors)	718	60,355
Murphy USA, Inc. (Specialty Retail)	361	71,926
National Fuel Gas Co. (Gas Utilities)	672	42,968
National Instruments Corp. (Electronic Equipment, Instruments & Components)	951	41,530
National Retail Properties, Inc. (Equity Real Estate Investment Trusts)	1,483	71,288
NCR Corp.* (Technology Hardware, Storage & Peripherals)	2,025	81,405
Neogen Corp.* (Health Care Equipment & Supplies)	694	31,515
New Jersey Resources Corp. (Gas Utilities)	1,480	60,769
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)	7,138	87,154
NewMarket Corp. (Chemicals)	105	35,986
Nordson Corp. (Machinery)	331	84,494
Nordstrom, Inc.* (Multiline Retail)	1,708	38,635
NorthWestern Corp. (Multi-Utilities)	807	46,128
NOV, Inc. (Energy Equipment & Services)	5,996	81,246
Nu Skin Enterprises, Inc. — Class A (Personal Products)	764	38,773
NuVasive, Inc.* (Health Care Equipment & Supplies)	794	41,669
nVent Electric PLC (Electrical Equipment)	1,060	40,280
OGE Energy Corp. (Electric Utilities)	1,936	74,304
Old Republic International Corp. (Insurance)	4,382	107,710
Ollie's Bargain Outlet Holdings, Inc.* (Multiline Retail)	930	47,607
Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts)	3,669	108,566
ONE Gas, Inc. (Gas Utilities)	823	63,857
Oshkosh Corp. (Machinery)	1,054	118,795
Owens Corning (Building Products)	1,543	139,642
Park Hotels & Resorts, Inc.* (Equity Real Estate Investment Trusts)	3,631	68,553
Patterson Cos., Inc. (Health Care Providers & Services)	1,330	39,036
Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts)	2,018	45,143
Performance Food Group Co.* (Food & Staples Retailing)	2,369	108,713
Perrigo Co. PLC (Pharmaceuticals)	2,053	79,862
Physicians Realty Trust (Equity Real Estate Investment Trusts)	3,382	63,683
Pilgrim's Pride Corp.* (Food Products)	749	21,122
PNM Resources, Inc. (Electric Utilities)	1,318	60,114
Polaris, Inc. (Leisure Products)	498	54,735
Post Holdings, Inc.* (Food Products)	899	101,343
PotlatchDeltic Corp. (Equity Real Estate Investment Trusts)	576	34,687
Primerica, Inc. (Insurance)	231	35,405
PROG Holdings, Inc.* (Consumer Finance)	871	39,291
Progyny, Inc.* (Health Care Providers & Services)	406	20,442
Prosperity Bancshares, Inc. (Banks)	1,415	102,304
PS Business Parks, Inc. (Equity Real Estate Investment Trusts)	113	20,811
R1 RCM, Inc.* (Health Care Providers & Services)	859	21,896
Rayonier, Inc. (Equity Real Estate Investment Trusts)	880	35,517
Regal Rexnord Corp. (Electrical Equipment)	603	102,619
Reinsurance Group of America, Inc. (Insurance)	1,038	113,651
Reliance Steel & Aluminum Co. (Metals & Mining)	961	155,894
RenaissanceRe Holdings, Ltd. (Insurance)	705	119,378
RLI Corp. (Insurance)	244	27,352
Royal Gold, Inc. (Metals & Mining)	402	42,294
RPM International, Inc. (Chemicals)	976	98,575
Ryder System, Inc. (Road & Rail)	824	67,922
Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts)	3,512	47,552
Sabre Corp.* (IT Services)	2,584	22,197
Sanderson Farms, Inc. (Food Products)	172	32,866
Science Applications International Corp. (Professional Services)	883	73,810
SEI Investments Co. (Capital Markets)	667	40,647
Selective Insurance Group, Inc. (Insurance)	924	75,713
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	336	29,880
Sensient Technologies Corp. (Chemicals)	278	27,817
Silgan Holdings, Inc. (Containers & Packaging)	1,288	55,178
Six Flags Entertainment Corp.* (Hotels, Restaurants & Leisure)	607	25,846
Skechers U.S.A., Inc.* — Class A (Textiles, Apparel & Luxury Goods)	1,097	47,610
SL Green Realty Corp. (Equity Real Estate Investment Trusts)	1,024	73,421
Sonoco Products Co. (Containers & Packaging)	1,509	87,356
Southwest Gas Holdings, Inc. (Gas Utilities)	928	65,006
Spire, Inc. (Gas Utilities)	793	51,719
Spirit Realty Capital, Inc. (Equity Real Estate Investment Trusts)	1,892	91,175
Sprouts Farmers Market, Inc.* (Food & Staples Retailing)	1,722	51,109
Stericycle, Inc.* (Commercial Services & Supplies)	1,410	84,092
Sterling Bancorp (Banks)	2,958	76,287
STORE Capital Corp. (Equity Real Estate Investment Trusts)	3,767	129,585
Sunrun, Inc.* (Electrical Equipment)	3,177	108,970
SYNNEX Corp. (Electronic Equipment, Instruments & Components)	634	72,504
Synovus Financial Corp. (Banks)	1,340	64,146

See accompanying notes to financial statements.

166 :: ProFund VP Mid-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
Taylor Morrison Home Corp.* (Household Durables)	1,886	$65,935
TEGNA, Inc. (Media)	1,903	35,320
Terex Corp. (Machinery)	1,072	47,114
Texas Capital Bancshares, Inc.* (Banks)	776	46,754
Texas Roadhouse, Inc. — Class A (Hotels, Restaurants & Leisure)	427	38,123
The Boston Beer Co., Inc.* — Class A (Beverages)	58	29,296
The Brink's Co. (Commercial Services & Supplies)	753	49,374
The Chemours Co. (Chemicals)	2,502	83,967
The Goodyear Tire & Rubber Co.* (Auto Components)	4,316	92,017
The Hain Celestial Group, Inc.* (Food Products)	1,426	60,762
The Hanover Insurance Group, Inc. (Insurance)	546	71,559
The Macerich Co. (Equity Real Estate Investment Trusts)	3,270	56,506
The Middleby Corp.* (Machinery)	307	60,405
The New York Times Co. — Class A (Media)	1,078	52,068
The Timken Co. (Machinery)	1,060	73,447
The Wendy's Co. (Hotels, Restaurants & Leisure)	1,357	32,364
The Western Union Co. (IT Services)	6,172	110,108
Thor Industries, Inc. (Automobiles)	852	88,412
Toll Brothers, Inc. (Household Durables)	1,757	127,189
Travel + Leisure Co. (Hotels, Restaurants & Leisure)	1,326	73,289
Tri Pointe Homes, Inc.* (Household Durables)	1,707	47,608
Trinity Industries, Inc. (Machinery)	628	18,966
TripAdvisor, Inc.* (Interactive Media & Services)	882	24,043
UGI Corp. (Gas Utilities)	3,211	147,416
Umpqua Holdings Corp. (Banks)	2,095	40,308
United Bankshares, Inc. (Banks)	2,092	75,898
United States Steel Corp. (Metals & Mining)	4,148	98,764
United Therapeutics Corp.* (Biotechnology)	360	77,788
Univar Solutions, Inc.* (Trading Companies & Distributors)	2,625	74,419
Unum Group (Insurance)	3,139	77,125
Urban Edge Properties (Equity Real Estate Investment Trusts)	931	17,689
Urban Outfitters, Inc.* (Specialty Retail)	1,012	29,712
Valley National Bancorp (Banks)	6,247	85,896
ViaSat, Inc.* (Communications Equipment)	1,129	50,286
Victoria's Secret & Co.* (Specialty Retail)	566	31,436
Vishay Intertechnology, Inc. (Electronic Equipment, Instruments & Components)	2,036	44,527
Visteon Corp.* (Auto Components)	429	47,679
Vontier Corp. (Electronic Equipment, Instruments & Components)	2,595	79,744
Voya Financial, Inc. (Diversified Financial Services)	1,697	112,528
Washington Federal, Inc. (Thrifts & Mortgage Finance)	999	33,347
Watsco, Inc. (Trading Companies & Distributors)	172	53,815
Webster Financial Corp. (Banks)	821	45,845
Werner Enterprises, Inc. (Road & Rail)	935	44,562
WEX, Inc.* (IT Services)	392	55,033
Wintrust Financial Corp. (Banks)	437	39,688
Wolfspeed, Inc.* (Semiconductors & Semiconductor Equipment)	800	89,417
Woodward, Inc. (Machinery)	968	105,957
World Wrestling Entertainment, Inc. — Class A (Entertainment)	260	12,828
Worthington Industries, Inc. (Metals & Mining)	496	27,111
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)	500	44,825
Xerox Holdings Corp. (Technology Hardware, Storage & Peripherals)	2,110	47,770
XPO Logistics, Inc.* (Air Freight & Logistics)	1,513	117,152
Yelp, Inc.* (Interactive Media & Services)	538	19,497
TOTAL COMMON STOCKS (Cost $14,105,293)		18,730,464

Repurchase Agreements(a) (0.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $20,000	$20,000	$20,000
TOTAL REPURCHASE AGREEMENTS (Cost $20,000)		20,000
TOTAL INVESTMENT SECURITIES (Cost $14,125,293) — 100.4%		18,750,464
Net other assets (liabilities) — (0.4)%		(69,039)
NET ASSETS — 100.0%		$18,681,425

*	Non-income producing security.
(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Mid-Cap Value :: 167

ProFund VP Mid-Cap Value invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Aerospace & Defense	$198,100	1.1%
Air Freight & Logistics	117,152	0.6%
Airlines	69,534	0.4%
Auto Components	486,739	2.6%
Automobiles	177,436	0.9%
Banks	1,323,380	7.1%
Beverages	29,296	0.2%
Biotechnology	119,540	0.6%
Building Products	210,028	1.1%
Capital Markets	170,147	0.9%
Chemicals	405,684	2.2%
Commercial Services & Supplies	300,176	1.6%
Communications Equipment	182,510	1.0%
Construction & Engineering	395,225	2.1%
Consumer Finance	85,673	0.5%
Containers & Packaging	233,979	1.3%
Diversified Consumer Services	125,482	0.7%
Diversified Financial Services	112,528	0.6%
Diversified Telecommunication Services	39,349	0.2%
Electric Utilities	345,235	1.8%
Electrical Equipment	382,602	2.0%
Electronic Equipment, Instruments & Components	757,751	4.0%
Energy Equipment & Services	114,471	0.6%
Entertainment	12,828	0.1%
Equity Real Estate Investment Trusts	2,055,739	11.0%
Food & Staples Retailing	450,341	2.3%
Food Products	424,711	2.3%
Gas Utilities	431,735	2.4%
Health Care Equipment & Supplies	365,275	2.0%
Health Care Providers & Services	630,136	3.3%
Hotels, Restaurants & Leisure	355,714	1.9%
Household Durables	383,810	2.1%
Household Products	38,656	0.2%
Insurance	1,097,967	5.9%
Interactive Media & Services	43,540	0.2%
IT Services	335,926	1.8%
Leisure Products	104,100	0.6%
Machinery	1,072,764	5.8%
Marine	54,785	0.3%
Media	162,947	0.9%
Metals & Mining	520,607	2.7%
Multiline Retail	324,815	1.7%
Multi-Utilities	211,609	1.1%
Oil, Gas & Consumable Fuels	306,015	1.7%
Personal Products	92,869	0.5%
Pharmaceuticals	200,000	1.1%
Professional Services	287,340	1.5%
Real Estate Management & Development	106,389	0.6%
Road & Rail	304,280	1.6%
Semiconductors & Semiconductor Equipment	332,316	1.8%
Software	236,834	1.3%
Specialty Retail	404,241	2.2%
Technology Hardware, Storage & Peripherals	129,175	0.7%
Textiles, Apparel & Luxury Goods	285,631	1.5%
Thrifts & Mortgage Finance	269,806	1.4%
Trading Companies & Distributors	245,373	1.3%
Water Utilities	70,173	0.4%
Other**	(49,039)	(0.3)%
Total	$18,681,425	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

168 :: ProFund VP Mid-Cap Value :: Financial Statements

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$14,125,293
Securities, at value	18,730,464
Repurchase agreements, at value	20,000
Total Investment Securities, at value	18,750,464
Cash	2,917
Dividends receivable	25,689
Prepaid expenses	1,349
TOTAL ASSETS	18,780,419

LIABILITIES:
Payable for capital shares redeemed	58,240
Payable for investments purchased	310
Advisory fees payable	12,748
Management services fees payable	1,700
Administration fees payable	1,100
Administrative services fees payable	7,004
Distribution fees payable	6,080
Transfer agency fees payable	1,825
Fund accounting fees payable	698
Compliance services fees payable	80
Other accrued expenses	9,209
TOTAL LIABILITIES	98,994
NET ASSETS	$18,681,425

NET ASSETS CONSIST OF:
Capital	$13,781,473
Total distributable earnings (loss)	4,899,952
NET ASSETS	$18,681,425
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	370,188
Net Asset Value (offering and redemption price per share)	$50.46

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$338,413
Interest	1
Net income from securities lending	200
TOTAL INVESTMENT INCOME	338,614

EXPENSES:
Advisory fees	143,884
Management services fees	19,184
Administration fees	14,120
Transfer agency fees	11,691
Administrative services fees	60,412
Distribution fees	47,961
Custody fees	3,411
Fund accounting fees	8,944
Trustee fees	297
Compliance services fees	146
Other fees	15,776
Total Gross Expenses before reductions	325,826
Expenses reduced and reimbursed by the Advisor	(3,526)
TOTAL NET EXPENSES	322,300
NET INVESTMENT INCOME (LOSS)	16,314

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	2,612,443
Change in net unrealized appreciation/depreciation on investment securities	1,298,752
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	3,911,195
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,927,509

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Mid-Cap Value :: 169

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$16,314	$62,966
Net realized gains (losses) on investments	2,612,443	(891,489)
Change in net unrealized appreciation/depreciation on investments	1,298,752	571,872
Change in net assets resulting from operations	3,927,509	(256,651)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(54,454)	(925,031)
Change in net assets resulting from distributions	(54,454)	(925,031)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	32,827,757	14,126,058
Distributions reinvested	54,454	925,031
Value of shares redeemed	(30,546,186)	(19,109,077)
Change in net assets resulting from capital transactions	2,336,025	(4,057,988)
Change in net assets	6,209,080	(5,239,670)

NET ASSETS:
Beginning of period	12,472,345	17,712,015
End of period	$18,681,425	$12,472,345

SHARE TRANSACTIONS:
Issued	697,548	422,692
Reinvested	1,143	28,211
Redeemed	(645,363)	(554,235)
Change in shares	53,328	(103,332)

See accompanying notes to financial statements.

170 :: ProFund VP Mid-Cap Value :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$39.36	$42.15	$35.25	$46.61	$45.02

Investment Activities:
Net investment income (loss)(a)	0.04	0.21	0.10	0.09	0.03
Net realized and unrealized gains (losses) on investments	11.18	0.13 (b)	8.22	(5.33)	4.63
Total income (loss) from investment activities	11.22	0.34	8.32	(5.24)	4.66

Distributions to Shareholders From:
Net investment income	(0.12)	(0.15)	(0.08)	(0.05)	(0.15)
Net realized gains on investments	—	(2.98)	(1.34)	(6.07)	(2.92)
Total distributions	(0.12)	(3.13)	(1.42)	(6.12)	(3.07)

Net Asset Value, End of Period	$50.46	$39.36	$42.15	$35.25	$46.61

Total Return	28.53%	2.30%	24.08%	(13.29)%	10.61%

Ratios to Average Net Assets:
Gross expenses	1.70%	1.80%	1.75%	1.71%	1.70%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.08%	0.60%	0.26%	0.21%	0.07%

Supplemental Data:
Net assets, end of period (000's)	$18,681	$12,472	$17,712	$10,985	$16,464
Portfolio turnover rate(c)	172%	163%	232%	127%	66%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchase of fund shares in relation to fluctuating market values during the period.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Nasdaq-100 :: 171

ProFund VP Nasdaq-100 (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the Nasdaq-100® Index (the "Index"). For the year ended December 31, 2021, the Fund had a total return of 24.80%. For the same period, the Index had a total return of 27.51%1 and a volatility of 18.57%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index, a modified market capitalization-weighted index, includes 100 of the largest non-financial domestic and international issues listed on Nasdaq.

During the year ended December 31, 2021, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Nasdaq-100 from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Nasdaq-100	24.80%	26.01%	20.70%
Nasdaq-100® Index	27.51%	28.63%	23.15%

Expense Ratios**

Fund	Gross	Net
ProFund VP Nasdaq-100	1.73%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	66%
Futures Contracts	1%
Swap Agreements	32%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	7.7%
Microsoft Corp.	6.7%
Alphabet, Inc.	4.8%
Amazon.com, Inc.	4.5%
Meta Platforms, Inc.	3.2%

Nasdaq-100® Index – Composition

% of Index
Information Technology	51%
Communication Services	18%
Consumer Discretionary	16%
Health Care	6%
Consumer Staples	5%
Industrials	3%
Utilities	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

172 :: ProFund VP Nasdaq-100 :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (66.3%)

	Shares	Value
Activision Blizzard, Inc. (Entertainment)	6,086	$404,902
Adobe, Inc.* (Software)	3,718	2,108,330
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	9,436	1,357,840
Airbnb, Inc.* — Class A (Hotels, Restaurants & Leisure)	2,710	451,188
Align Technology, Inc.* (Health Care Equipment & Supplies)	616	404,823
Alphabet, Inc.* — Class A (Interactive Media & Services)	1,417	4,105,106
Alphabet, Inc.* — Class C (Interactive Media & Services)	1,497	4,331,704
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	2,389	7,965,738
American Electric Power Co., Inc. (Electric Utilities)	3,935	350,097
Amgen, Inc. (Biotechnology)	4,404	990,768
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	4,198	737,882
ANSYS, Inc.* (Software)	682	273,564
Apple, Inc. (Technology Hardware, Storage & Peripherals)	77,268	13,720,479
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	7,056	1,110,332
ASML Holding N.V.NYS (Semiconductors & Semiconductor Equipment)	633	503,957
Atlassian Corp. PLC* — Class A (Software)	1,097	418,275
Autodesk, Inc.* (Software)	1,718	483,084
Automatic Data Processing, Inc. (IT Services)	3,293	811,988
Baidu, Inc.*ADR (Interactive Media & Services)	1,897	282,255
Biogen, Inc.* (Biotechnology)	1,148	275,428
Booking Holdings, Inc.* (Hotels, Restaurants & Leisure)	321	770,153
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	3,216	2,139,959
Cadence Design Systems, Inc.* (Software)	2,166	403,634
Charter Communications, Inc.* — Class A (Media)	1,401	913,410
Cintas Corp. (Commercial Services & Supplies)	808	358,081
Cisco Systems, Inc. (Communications Equipment)	32,957	2,088,485
Cognizant Technology Solutions Corp. — Class A (IT Services)	4,104	364,107
Comcast Corp. — Class A (Media)	35,628	1,793,157
Copart, Inc.* (Commercial Services & Supplies)	1,853	280,952
Costco Wholesale Corp. (Food & Staples Retailing)	3,452	1,959,700
Crowdstrike Holdings, Inc.* — Class A (Software)	1,608	329,238
CSX Corp. (Road & Rail)	17,332	651,683
Datadog, Inc.* — Class A (Software)	2,010	358,001
DexCom, Inc.* (Health Care Equipment & Supplies)	757	406,471
DocuSign, Inc.* (Software)	1,537	234,100
Dollar Tree, Inc.* (Multiline Retail)	1,758	247,034
eBay, Inc. (Internet & Direct Marketing Retail)	4,892	325,318
Electronic Arts, Inc. (Entertainment)	2,210	291,499
Exelon Corp. (Electric Utilities)	7,645	441,575
Fastenal Co. (Trading Companies & Distributors)	4,494	287,886
Fiserv, Inc.* (IT Services)	5,158	535,349
Fortinet, Inc.* (Software)	1,278	459,313
Gilead Sciences, Inc. (Biotechnology)	9,802	711,723
Honeywell International, Inc. (Industrial Conglomerates)	5,379	1,121,576
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	663	436,559
Illumina, Inc.* (Life Sciences Tools & Services)	1,221	464,517
Intel Corp. (Semiconductors & Semiconductor Equipment)	31,780	1,636,670
Intuit, Inc. (Software)	2,213	1,423,446
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	2,793	1,003,525
JD.com, Inc.*ADR (Internet & Direct Marketing Retail)	5,795	406,056
Keurig Dr Pepper, Inc. (Beverages)	11,080	408,409
KLA Corp. (Semiconductors & Semiconductor Equipment)	1,185	509,680
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	1,100	791,065
Lucid Group, Inc.*(a) (Automobiles)	12,865	489,513
Lululemon Athletica, Inc.* (Textiles, Apparel & Luxury Goods)	974	381,272
Marriott International, Inc.* — Class A (Hotels, Restaurants & Leisure)	2,545	420,536
Marvell Technology, Inc. (Semiconductors & Semiconductor Equipment)	6,436	563,086
Match Group, Inc.* (Interactive Media & Services)	2,212	292,537
Mercadolibre, Inc.* (Internet & Direct Marketing Retail)	394	531,270
Meta Platforms, Inc.* — Class A (Interactive Media & Services)	16,691	5,614,018
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	4,336	377,492
Micron Technology, Inc. (Semiconductors & Semiconductor Equipment)	8,740	814,131
Microsoft Corp. (Software)	35,362	11,892,949
Moderna, Inc.* (Biotechnology)	3,168	804,609
Mondelez International, Inc. — Class A (Food Products)	10,900	722,779
Monster Beverage Corp.* (Beverages)	4,134	397,029
NetEase, Inc.ADR (Entertainment)	2,214	225,341
Netflix, Inc.* (Entertainment)	3,461	2,085,044
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	16,573	4,874,285
NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	2,078	473,327
Okta, Inc.* (IT Services)	1,153	258,468
O'Reilly Automotive, Inc.* (Specialty Retail)	527	372,183
PACCAR, Inc. (Machinery)	2,713	239,449
Palo Alto Networks, Inc.* (Software)	771	429,262
Paychex, Inc. (IT Services)	2,818	384,657
PayPal Holdings, Inc.* (IT Services)	9,179	1,730,975

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Nasdaq-100 :: 173

Common Stocks, continued

	Shares	Value
Peloton Interactive, Inc.* — Class A (Leisure Products)	2,353	$84,143
PepsiCo, Inc. (Beverages)	10,802	1,876,416
Pinduoduo, Inc.*ADR (Internet & Direct Marketing Retail)	3,247	189,300
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	8,752	1,600,478
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	826	521,636
Ross Stores, Inc. (Specialty Retail)	2,777	317,356
Seagen, Inc.* (Biotechnology)	1,429	220,923
Sirius XM Holdings, Inc.(a) (Media)	31,252	198,450
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	1,292	200,441
Splunk, Inc.* (Software)	1,262	146,039
Starbucks Corp. (Hotels, Restaurants & Leisure)	9,168	1,072,380
Synopsys, Inc.* (Software)	1,192	439,252
Tesla, Inc.* (Automobiles)	4,730	4,998,570
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	7,217	1,360,188
The Kraft Heinz Co. (Food Products)	9,563	343,312
T-Mobile US, Inc.* (Wireless Telecommunication Services)	9,760	1,131,965
VeriSign, Inc.* (IT Services)	868	220,316
Verisk Analytics, Inc. (Professional Services)	1,259	287,971
Vertex Pharmaceuticals, Inc.* (Biotechnology)	1,987	436,345
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	6,763	352,758
Workday, Inc.* — Class A (Software)	1,508	411,955
Xcel Energy, Inc. (Electric Utilities)	4,209	284,949
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	1,937	410,702
Zoom Video Communications, Inc.* — Class A (Software)	1,893	348,142
Zscaler, Inc.* (Software)	1,094	351,535
TOTAL COMMON STOCKS (Cost $26,627,568)		117,819,805

Repurchase Agreements(b)(c) (32.7%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $57,993,000	$57,993,000	$57,993,000
TOTAL REPURCHASE AGREEMENTS (Cost $57,993,000)		57,993,000

Collateral for Securities Loaned(d) (0.4%)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio — Institutional Shares, 0.03%(e)	656,874	$656,874
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $656,874)		656,874
TOTAL INVESTMENT SECURITIES (Cost $85,277,442) — 99.4%		176,469,679
Net other assets (liabilities) — 0.6%		1,111,748
NET ASSETS — 100.0%		$177,581,427

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $618,921.
(b)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2021, the aggregate amount held in a segregated account was $8,100,000.
(c)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(d)	Securities were purchased with cash collateral held from securities on loan at December 31, 2021.
(e)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2021.

ADR	American Depositary Receipt
NYS	New York Shares

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini Nasdaq 100 Futures Contracts	8	3/21/22	$2,611,320	$(1,647)

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Nasdaq-100 Index	Goldman Sachs International	1/27/22	0.68%	$17,674,647	$(229,652)
Nasdaq-100 Index	UBS AG	1/27/22	0.88%	39,445,633	(557,157)
				$57,120,280	$(786,809)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

174 :: ProFund VP Nasdaq-100 :: Financial Statements

ProFund VP Nasdaq-100 invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Automobiles	$5,488,083	3.1%
Beverages	2,681,854	1.5%
Biotechnology	3,961,432	2.2%
Commercial Services & Supplies	639,033	0.4%
Communications Equipment	2,088,485	1.2%
Electric Utilities	1,076,621	0.6%
Entertainment	3,006,786	1.7%
Food & Staples Retailing	2,312,458	1.3%
Food Products	1,066,091	0.6%
Health Care Equipment & Supplies	2,251,378	1.3%
Hotels, Restaurants & Leisure	2,714,257	1.5%
Industrial Conglomerates	1,121,576	0.5%
Interactive Media & Services	14,625,620	8.3%
Internet & Direct Marketing Retail	9,417,682	5.4%
IT Services	4,305,860	2.4%
Leisure Products	84,143	NM
Life Sciences Tools & Services	464,517	0.3%
Machinery	239,449	0.1%
Media	2,905,017	1.6%
Multiline Retail	247,034	0.1%
Professional Services	287,971	0.2%
Road & Rail	651,683	0.4%
Semiconductors & Semiconductor Equipment	19,461,515	11.0%
Software	20,510,119	11.5%
Specialty Retail	689,539	0.4%
Technology Hardware, Storage & Peripherals	13,720,479	7.7%
Textiles, Apparel & Luxury Goods	381,272	0.2%
Trading Companies & Distributors	287,886	0.2%
Wireless Telecommunication Services	1,131,965	0.6%
Other**	59,761,622	33.7%
Total	$177,581,427	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Nasdaq-100 :: 175

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$85,277,442
Securities, at value(a)	118,476,679
Repurchase agreements, at value	57,993,000
Total Investment Securities, at value	176,469,679
Cash	778
Segregated cash balances for futures contracts with brokers	149,600
Dividends receivable	28,518
Receivable for capital shares issued	7,596,042
Prepaid expenses	774
TOTAL ASSETS	184,245,391

LIABILITIES:
Payable for collateral for securities loaned	656,874
Payable for capital shares redeemed	4,748,587
Unrealized depreciation on swap agreements	786,809
Variation margin on futures contracts	17,520
Advisory fees payable	139,963
Management services fees payable	18,662
Administration fees payable	10,086
Administrative services fees payable	85,482
Distribution fees payable	92,313
Transfer agency fees payable	16,463
Fund accounting fees payable	5,596
Compliance services fees payable	740
Other accrued expenses	84,869
TOTAL LIABILITIES	6,663,964
NET ASSETS	$177,581,427

NET ASSETS CONSIST OF:
Capital	$68,897,757
Total distributable earnings (loss)	108,683,670
NET ASSETS	$177,581,427
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,404,050
Net Asset Value (offering and redemption price per share)	$73.87

(a) Includes securities on loan valued at:	$618,921

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$807,701
Interest	799
Foreign tax withholding	(724)
Net income from securities lending	603
TOTAL INVESTMENT INCOME	808,379

EXPENSES:
Advisory fees	1,153,034
Management services fees	153,737
Administration fees	113,728
Transfer agency fees	92,883
Administrative services fees	380,975
Distribution fees	384,345
Custody fees	23,698
Fund accounting fees	62,496
Trustee fees	2,559
Compliance services fees	985
Other fees	181,387
Recoupment of prior expenses reduced by the Advisor	37,500
Total Gross Expenses before reductions	2,587,327
Expenses reduced and reimbursed by the Advisor	(4,531)
TOTAL NET EXPENSES	2,582,796
NET INVESTMENT INCOME (LOSS)	(1,774,417)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	11,670,188
Net realized gains (losses) on futures contracts	1,076,174
Net realized gains (losses) on swap agreements	9,073,697
Change in net unrealized appreciation/depreciation on investment securities	16,231,994
Change in net unrealized appreciation/depreciation on futures contracts	(209,496)
Change in net unrealized appreciation/depreciation on swap agreements	(959,353)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	36,883,204
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$35,108,787

See accompanying notes to financial statements.

176 :: ProFund VP Nasdaq-100 :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(1,774,417)	$(1,216,715)
Net realized gains (losses) on investments	21,820,059	20,397,769
Change in net unrealized appreciation/depreciation on investments	15,063,145	27,656,711
Change in net assets resulting from operations	35,108,787	46,837,765

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(18,959,830)	(9,496,625)
Change in net assets resulting from distributions	(18,959,830)	(9,496,625)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	711,820,368	709,912,384
Distributions reinvested	18,959,830	9,496,625
Value of shares redeemed	(724,556,281)	(704,734,911)
Change in net assets resulting from capital transactions	6,223,917	14,674,098
Change in net assets	22,372,874	52,015,238

NET ASSETS:
Beginning of period	155,208,553	103,193,315
End of period	$177,581,427	$155,208,553

SHARE TRANSACTIONS:
Issued	10,203,150	12,097,369
Reinvested	319,350	138,657
Redeemed	(10,312,826)	(12,038,447)
Change in shares	209,674	197,579

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Nasdaq-100 :: 177

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019		Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$70.73	$51.68	$38.09		$42.74		$32.91

Investment Activities:
Net investment income (loss)(a)	(0.81)	(0.59)	(0.13)		(0.15)		(0.26)
Net realized and unrealized gains (losses) on investments	15.53	24.00	14.06		(0.08)		10.24
Total income (loss) from investment activities	14.72	23.41	13.93		(0.23)		9.98

Distributions to Shareholders From:
Net realized gains on investments	(11.58)	(4.36)	(0.34)		(4.42)		(0.15)

Net Asset Value, End of Period	$73.87	$70.73	$51.68		$38.09		$42.74

Total Return	24.80%	45.57%	36.70%		(1.87	)%(b)	30.37%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.73%	1.72%		1.74%		1.71%
Net expenses	1.68%	1.68%	1.69	%(c)	1.67	%(b)	1.68%
Net investment income (loss)	(1.15)%	(0.99)%	(0.29)%		(0.34	)%(b)	(0.68)%

Supplemental Data:
Net assets, end of period (000's)	$177,581	$155,209	$103,193		$64,653		$73,907
Portfolio turnover rate(d)	13%	10%	9%		6%		4%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.68% and (0.35)%, respectively, and the total return would have been (1.88)%.
(c)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

178 :: ProFund VP Oil & Gas :: Management Discussion of Fund Performance

ProFund VP Oil & Gas (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Oil & GasSM Index (the "Index"). For the year ended December 31, 2021, the Fund had a total return of 51.93%. For the same period, the Index had a total return of 54.44%1 and a volatility of 29.38%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the oil and gas sector of the U.S. equity market. Component companies include, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers.

During the year ended December 31, 2021, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Oil & Gas from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Oil & Gas	51.93%	-3.55%	-1.01%
Dow Jones U.S. Oil & GasSM Index	54.44%	-1.89%	0.70%
S&P 500®	28.71%	18.47%	16.55%

Expense Ratios**

Fund	Gross	Net
ProFund VP Oil & Gas	1.76%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Swap Agreements	2%
Total Exposure	101%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Exxon Mobil Corp.	21.4%
Chevron Corp.	18.7%
ConocoPhillips	7.9%
EOG Resources, Inc.	4.3%
Schlumberger, Ltd.	3.5%

Dow Jones U.S. Oil & GasSM Index – Composition

% of Index
Oil, Gas & Consumable Fuels	89%
Energy Equipment & Services	8%
Electrical Equipment	1%
Semiconductors & Semiconductor Equipment	1%
Electric Utilities	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Oil & Gas :: 179

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (98.5%)

	Shares	Value
APA Corp. (Oil, Gas & Consumable Fuels)	9,216	$247,818
Baker Hughes Co. — Class A (Energy Equipment & Services)	22,174	533,506
Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)	5,983	606,796
Chevron Corp. (Oil, Gas & Consumable Fuels)	48,904	5,738,884
ConocoPhillips (Oil, Gas & Consumable Fuels)	33,461	2,415,215
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)	1,484	66,424
Coterra Energy, Inc. (Oil, Gas & Consumable Fuels)	20,640	392,160
Devon Energy Corp. (Oil, Gas & Consumable Fuels)	15,973	703,611
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	4,322	466,128
DT Midstream, Inc. (Oil, Gas & Consumable Fuels)	2,454	117,743
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	14,843	1,318,504
EQT Corp.* (Oil, Gas & Consumable Fuels)	7,671	167,305
Equitrans Midstream Corp. (Oil, Gas & Consumable Fuels)	10,314	106,647
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	107,402	6,571,927
First Solar, Inc.* (Semiconductors & Semiconductor Equipment)	2,509	218,684
Halliburton Co. (Energy Equipment & Services)	22,708	519,332
Hess Corp. (Oil, Gas & Consumable Fuels)	6,993	517,692
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)	3,793	124,335
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	49,470	784,594
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	19,751	324,311
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	15,617	999,332
New Fortress Energy, Inc. (Oil, Gas & Consumable Fuels)	1,050	25,347
NOV, Inc. (Energy Equipment & Services)	9,912	134,308
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	22,510	652,565
OGE Energy Corp. (Electric Utilities)	5,080	194,970
ONEOK, Inc. (Oil, Gas & Consumable Fuels)	11,313	664,752
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)	6,623	223,195
Phillips 66 (Oil, Gas & Consumable Fuels)	11,116	805,465
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	5,760	1,047,629
Plug Power, Inc.* (Electrical Equipment)	13,155	371,366
Schlumberger, Ltd. (Energy Equipment & Services)	35,584	1,065,741
Targa Resources Corp. (Oil, Gas & Consumable Fuels)	5,809	303,462
TechnipFMC PLC (Energy Equipment & Services)	10,748	63,628
Texas Pacific Land Corp. (Oil, Gas & Consumable Fuels)	157	196,073
The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	30,824	802,657
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	10,372	779,041
TOTAL COMMON STOCKS (Cost $13,622,430)		30,271,147

Repurchase Agreements(a) (1.4%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $431,000	$431,000	$431,000
TOTAL REPURCHASE AGREEMENTS (Cost $431,000)		431,000
TOTAL INVESTMENT SECURITIES (Cost $14,053,430) — 99.9%		30,702,147
Net other assets (liabilities) — 0.1%		38,248
NET ASSETS — 100.0%		$30,740,395

*	Non-income producing security.
(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Oil & Gas Index	Goldman Sachs International	1/24/22	0.68%	$520,647	$(864)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

180 :: ProFund VP Oil & Gas :: Financial Statements

ProFund VP Oil & Gas invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Electric Utilities	$194,970	0.6%
Electrical Equipment	371,366	1.2%
Energy Equipment & Services	2,316,515	7.5%
Oil, Gas & Consumable Fuels	27,169,612	88.5%
Semiconductors & Semiconductor Equipment	218,684	0.7%
Other**	469,248	1.5%
Total	$30,740,395	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Oil & Gas :: 181

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$14,053,430
Securities, at value	30,271,147
Repurchase agreements, at value	431,000
Total Investment Securities, at value	30,702,147
Cash	939
Segregated cash balances for swap agreements with custodian	150,000
Dividends receivable	16,387
Receivable for capital shares issued	15,252
Prepaid expenses	434
TOTAL ASSETS	30,885,159

LIABILITIES:
Payable for capital shares redeemed	59,056
Unrealized depreciation on swap agreements	864
Advisory fees payable	27,469
Management services fees payable	3,663
Administration fees payable	1,843
Administrative services fees payable	15,627
Distribution fees payable	15,183
Transfer agency fees payable	3,056
Fund accounting fees payable	1,028
Compliance services fees payable	124
Other accrued expenses	16,851
TOTAL LIABILITIES	144,764
NET ASSETS	$30,740,395

NET ASSETS CONSIST OF:
Capital	$20,045,239
Total distributable earnings (loss)	10,695,156
NET ASSETS	$30,740,395
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,096,128
Net Asset Value (offering and redemption price per share)	$28.04

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$1,133,809
Interest	7
TOTAL INVESTMENT INCOME	1,133,816

EXPENSES:
Advisory fees	213,744
Management services fees	28,499
Administration fees	20,699
Transfer agency fees	17,218
Administrative services fees	75,434
Distribution fees	71,248
Custody fees	4,242
Fund accounting fees	11,652
Trustee fees	421
Compliance services fees	221
Other fees	28,835
Recoupment of prior expenses reduced by the Advisor	9,000
Total Gross Expenses before reductions	481,213
Expenses reduced and reimbursed by the Advisor	(2,428)
TOTAL NET EXPENSES	478,785
NET INVESTMENT INCOME (LOSS)	655,031

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(18,309)
Net realized gains (losses) on swap agreements	228,382
Change in net unrealized appreciation/depreciation on investment securities	9,104,467
Change in net unrealized appreciation/depreciation on swap agreements	2,274
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	9,316,814
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,971,845

See accompanying notes to financial statements.

182 :: ProFund VP Oil & Gas :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$655,031	$531,800
Net realized gains (losses) on investments	210,073	(2,174,156)
Change in net unrealized appreciation/depreciation on investments	9,106,741	(6,098,116)
Change in net assets resulting from operations	9,971,845	(7,740,472)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(528,770)	(607,652)
Change in net assets resulting from distributions	(528,770)	(607,652)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	50,736,870	29,132,344
Distributions reinvested	528,770	607,652
Value of shares redeemed	(48,503,718)	(29,298,442)
Change in net assets resulting from capital transactions	2,761,922	441,554
Change in net assets	12,204,997	(7,906,570)

NET ASSETS:
Beginning of period	18,535,398	26,441,968
End of period	$30,740,395	$18,535,398

SHARE TRANSACTIONS:
Issued	2,062,933	1,586,151
Reinvested	20,639	35,681
Redeemed	(1,974,291)	(1,520,551)
Change in shares	109,281	101,281

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Oil & Gas :: 183

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019		Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$18.78	$29.86	$28.99		$36.93		$38.63

Investment Activities:
Net investment income (loss)(a)	0.58	0.57	0.45		0.36		0.53
Net realized and unrealized gains (losses) on investments	9.13	(10.93)	1.90		(7.68)		(1.78)
Total income (loss) from investment activities	9.71	(10.36)	2.35		(7.32)		(1.25)

Distributions to Shareholders From:
Net investment income	(0.45)	(0.50)	(0.44)		(0.62)		(0.45)
Net realized gains on investments	—	(0.22)	(1.04)		—		—
Total distributions	(0.45)	(0.72)	(1.48)		(0.62)		(0.45)

Net Asset Value, End of Period	$28.04	$18.78	$29.86		$28.99		$36.93

Total Return	51.93%	(34.46)%	8.52%		(20.22	)%(b)	(3.17)%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.76%	1.72%		1.72%		1.69%
Net expenses	1.68%	1.68%	1.72	%(c)	1.65	%(b)	1.68%
Net investment income (loss)	2.30%	3.00%	1.46%		0.99	%(b)	1.52%

Supplemental Data:
Net assets, end of period (000's)	$30,740	$18,535	$26,442		$25,783		$41,863
Portfolio turnover rate(d)	80%	130%	38%		76%		35%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.68% and 0.96%, respectively, and the total return would have been (20.26)%.
(c)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

184 :: ProFund VP Pharmaceuticals :: Management Discussion of Fund Performance

ProFund VP Pharmaceuticals (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Select PharmaceuticalsSM Index (the "Index"). For the year ended December 31, 2021, the Fund had a total return of 11.20%. For the same period, the Index had a total return of 13.11%1 and a volatility of 12.85%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the pharmaceuticals sector of the U.S. equity market. Component companies include, among others, the makers of prescription and over-the-counter drugs. The Index includes vaccine producers, but excludes vitamin producers.

During the year ended December 31, 2021, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Pharmaceuticals from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Pharmaceuticals	11.20%	8.11%	10.07%
Dow Jones U.S. Select PharmaceuticalsSM Index	13.11%	8.96%	11.98%
S&P 500®	28.71%	18.47%	16.55%

Expense Ratios**

Fund	Gross	Net
ProFund VP Pharmaceuticals	1.73%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	98%
Swap Agreements	3%
Total Exposure	101%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Pfizer, Inc.	23.0%
Johnson & Johnson	21.5%
Eli Lilly & Co.	4.7%
Viatris, Inc.	4.5%
Bristol-Myers Squibb Co.	4.5%

Dow Jones U.S. Select PharmaceuticalsSM Index – Composition

% of Index
Pharmaceuticals	97%
Biotechnology	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Pharmaceuticals :: 185

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (97.7%)

	Shares	Value
Aerie Pharmaceuticals, Inc.* (Pharmaceuticals)	2,432	$17,073
Amicus Therapeutics, Inc.* (Biotechnology)	12,876	148,718
Amneal Pharmaceuticals, Inc.* (Pharmaceuticals)	5,062	24,247
Amphastar Pharmaceuticals, Inc.* (Pharmaceuticals)	1,892	44,065
Antares Pharma, Inc.* (Health Care Equipment & Supplies)	8,731	31,170
Arvinas, Inc.* (Pharmaceuticals)	2,217	182,104
Atea Pharmaceuticals, Inc.* (Biotechnology)	2,720	24,317
Axsome Therapeutics, Inc.* (Pharmaceuticals)	1,529	57,766
Bristol-Myers Squibb Co. (Pharmaceuticals)	12,069	752,502
Cara Therapeutics, Inc.* (Biotechnology)	2,168	26,406
Cassava Sciences, Inc.*(a) (Pharmaceuticals)	1,931	84,385
Catalent, Inc.* (Pharmaceuticals)	5,454	698,276
Catalyst Pharmaceuticals, Inc.* (Biotechnology)	4,924	33,335
ChemoCentryx, Inc.* (Biotechnology)	2,513	91,498
Collegium Pharmaceutical, Inc.* (Pharmaceuticals)	1,775	33,157
Corcept Therapeutics, Inc.* (Pharmaceuticals)	4,876	96,545
Elanco Animal Health, Inc.* (Pharmaceuticals)	23,533	667,867
Eli Lilly & Co. (Pharmaceuticals)	2,845	785,846
Endo International PLC* (Pharmaceuticals)	11,998	45,112
Harmony Biosciences Holdings, Inc.* (Pharmaceuticals)	1,171	49,931
Innoviva, Inc.* (Pharmaceuticals)	3,211	55,390
Intra-Cellular Therapies, Inc.* (Pharmaceuticals)	3,806	199,206
Ironwood Pharmaceuticals, Inc.* (Biotechnology)	8,403	97,979
Jazz Pharmaceuticals PLC* (Pharmaceuticals)	3,156	402,074
Johnson & Johnson (Pharmaceuticals)	21,151	3,618,302
Madrigal Pharmaceuticals, Inc.* (Biotechnology)	632	53,556
Merck & Co., Inc. (Pharmaceuticals)	9,496	727,773
NGM Biopharmaceuticals, Inc.* (Pharmaceuticals)	1,915	33,915
Nuvation Bio, Inc.* (Pharmaceuticals)	5,926	50,371
Omeros Corp.* (Pharmaceuticals)	3,211	20,647
Organon & Co. (Pharmaceuticals)	13,019	396,429
Pacira BioSciences, Inc.* (Pharmaceuticals)	2,287	137,609
Perrigo Co. PLC (Pharmaceuticals)	6,869	267,204
Pfizer, Inc. (Pharmaceuticals)	65,362	3,859,625
Phathom Pharmaceuticals, Inc.* (Pharmaceuticals)	807	15,874
Phibro Animal Health Corp. — Class A (Pharmaceuticals)	1,044	21,318
Prestige Consumer Healthcare, Inc.* (Pharmaceuticals)	2,573	156,052
Reata Pharmaceuticals, Inc.* — Class A (Pharmaceuticals)	1,406	37,076
Revance Therapeutics, Inc.* (Pharmaceuticals)	3,391	55,341
Royalty Pharma PLC — Class A (Pharmaceuticals)	17,752	707,417
Theravance Biopharma, Inc.* (Pharmaceuticals)	2,687	29,691
Vanda Pharmaceuticals, Inc.* (Biotechnology)	2,861	44,889
Viatris, Inc. (Pharmaceuticals)	55,928	756,706
Zoetis, Inc. (Pharmaceuticals)	3,028	738,923
Zogenix, Inc.* (Pharmaceuticals)	2,587	42,039
TOTAL COMMON STOCKS (Cost $10,208,702)		16,419,726

Repurchase Agreements(b) (1.2%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $197,000	$197,000	$197,000
TOTAL REPURCHASE AGREEMENTS (Cost $197,000)		197,000

Collateral for Securities Loaned(c) (0.5%)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio — Institutional Shares, 0.03%(d)	77,507	$77,507
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $77,507)		77,507
TOTAL INVESTMENT SECURITIES (Cost $10,483,209) — 99.4%		16,694,233
Net other assets (liabilities) — 0.6%		96,265
NET ASSETS — 100.0%		$16,790,498

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $75,688.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Securities were purchased with cash collateral held from securities on loan at December 31, 2021.
(d)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2021.

See accompanying notes to financial statements.

186 :: ProFund VP Pharmaceuticals :: Financial Statements

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Select Pharmaceuticals Index	Goldman Sachs International	1/24/22	0.68%	$461,144	$124

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Pharmaceuticals invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Biotechnology	$520,698	3.1%
Health Care Equipment & Supplies	31,170	0.2%
Pharmaceuticals	15,867,858	94.4%
Other**	370,772	2.3%
Total	$16,790,498	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Pharmaceuticals :: 187

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$10,483,209
Securities, at value(a)	16,497,233
Repurchase agreements, at value	197,000
Total Investment Securities, at value	16,694,233
Cash	237
Segregated cash balances for swap agreements with custodian	220,000
Dividends receivable	5,946
Unrealized appreciation on swap agreements	124
Receivable for capital shares issued	141
Prepaid expenses	203
TOTAL ASSETS	16,920,884

LIABILITIES:
Payable for collateral for securities loaned	77,507
Payable for capital shares redeemed	11,529
Advisory fees payable	12,312
Management services fees payable	1,642
Administration fees payable	926
Administrative services fees payable	8,166
Distribution fees payable	8,214
Transfer agency fees payable	1,478
Fund accounting fees payable	525
Compliance services fees payable	66
Other accrued expenses	8,021
TOTAL LIABILITIES	130,386
NET ASSETS	$16,790,498

NET ASSETS CONSIST OF:
Capital	$11,345,407
Total distributable earnings (loss)	5,445,091
NET ASSETS	$16,790,498
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	398,258
Net Asset Value (offering and redemption price per share)	$42.16

(a) Includes securities on loan valued at:	$75,688

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$286,305
Interest	4
Net income from securities lending	154
TOTAL INVESTMENT INCOME	286,463

EXPENSES:
Advisory fees	115,381
Management services fees	15,384
Administration fees	11,655
Transfer agency fees	9,449
Administrative services fees	39,573
Distribution fees	38,460
Custody fees	2,286
Fund accounting fees	6,497
Trustee fees	259
Compliance services fees	100
Other fees	14,978
Recoupment of prior expenses reduced by the Advisor	4,432
TOTAL NET EXPENSES	258,454
NET INVESTMENT INCOME (LOSS)	28,009

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	841,130
Net realized gains (losses) on swap agreements	49,254
Change in net unrealized appreciation/depreciation on investment securities	662,838
Change in net unrealized appreciation/depreciation on swap agreements	(8,418)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	1,544,804
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,572,813

See accompanying notes to financial statements.

188 :: ProFund VP Pharmaceuticals :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$28,009	$734
Net realized gains (losses) on investments	890,384	460,193
Change in net unrealized appreciation/depreciation on investments	654,420	1,342,133
Change in net assets resulting from operations	1,572,813	1,803,060

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(236,561)	(15,201)
Change in net assets resulting from distributions	(236,561)	(15,201)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	12,167,906	12,366,348
Distributions reinvested	236,561	15,201
Value of shares redeemed	(13,221,422)	(11,502,033)
Change in net assets resulting from capital transactions	(816,955)	879,516
Change in net assets	519,297	2,667,375

NET ASSETS:
Beginning of period	16,271,201	13,603,826
End of period	$16,790,498	$16,271,201

SHARE TRANSACTIONS:
Issued	306,437	367,558
Reinvested	6,201	423
Redeemed	(336,517)	(342,539)
Change in shares	(23,879)	25,442

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Pharmaceuticals :: 189

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$38.54	$34.29	$34.85	$38.53	$35.42

Investment Activities:
Net investment income (loss)(a)	0.07	— (b)	0.04	0.25	0.33
Net realized and unrealized gains (losses) on investments	4.18	4.29	4.22	(2.58)	3.34
Total income (loss) from investment activities	4.25	4.29	4.26	(2.33)	3.67

Distributions to Shareholders From:
Net investment income	(0.11)	(0.04)	(0.31)	(0.42)	(0.39)
Net realized gains on investments	(0.52)	—	(4.51)	(0.93)	(0.17)
Total distributions	(0.63)	(0.04)	(4.82)	(1.35)	(0.56)

Net Asset Value, End of Period	$42.16	$38.54	$34.29	$34.85	$38.53

Total Return	11.20%	12.51%	14.04%	(6.20)%	10.36%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.73%	1.74%	1.76%	1.70%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.18%	0.01%	0.12%	0.65%	0.88%

Supplemental Data:
Net assets, end of period (000's)	$16,790	$16,271	$13,604	$13,833	$17,278
Portfolio turnover rate(c)	60%	91%	126%	261%	219%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

190 :: ProFund VP Precious Metals :: Management Discussion of Fund Performance

ProFund VP Precious Metals (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Precious MetalsSM Index (the "Index"). For the year ended December 31, 2021, the Fund had a total return of -8.94%. For the same period, the Index had a return of -6.76%1 and a volatility of 29.27%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the precious metals mining sector. Component companies include, among others, leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours.

During the year ended December 31, 2021, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Precious Metals from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Precious Metals	-8.94%	8.49%	-4.44%
Dow Jones Precious MetalsSM Index	-6.76%	11.29%	-2.06%
S&P 500®	28.71%	18.47%	16.55%

Expense Ratios**

Fund	Gross	Net
ProFund VP Precious Metals	1.74%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Precious Metals primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Dow Jones Precious MetalsSM Index – Composition

% of Index
Gold	90%
Silver	6%
Precious Metals & Minerals	4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Precious Metals :: 191

Schedule of Portfolio Investments :: December 31, 2021

Repurchase Agreements(a)(b) (92.2%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $27,834,000	$27,834,000	$27,834,000
TOTAL REPURCHASE AGREEMENTS (Cost $27,834,000)		27,834,000
TOTAL INVESTMENT SECURITIES (Cost $27,834,000) — 92.2%		27,834,000
Net other assets (liabilities) — 7.8%		2,370,468
NET ASSETS — 100.0%		$30,204,468

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2021, the aggregate amount held in a segregated account was $3,750,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones Precious Metals Index	Goldman Sachs International	1/24/22	0.68%	$15,267,879	$285,903
Dow Jones Precious Metals Index	UBS AG	1/24/22	0.83%	14,891,898	316,549
				$30,159,777	$602,452

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

192 :: ProFund VP Precious Metals :: Financial Statements

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$27,834,000
Repurchase agreements, at value	27,834,000
Total Investment Securities, at value	27,834,000
Unrealized appreciation on swap agreements	602,452
Receivable for capital shares issued	2,050,811
Prepaid expenses	433
TOTAL ASSETS	30,487,696

LIABILITIES:
Cash overdraft	1,692
Payable for capital shares redeemed	207,333
Advisory fees payable	23,369
Management services fees payable	3,116
Administration fees payable	1,513
Administrative services fees payable	13,354
Distribution fees payable	13,121
Transfer agency fees payable	2,762
Fund accounting fees payable	906
Compliance services fees payable	122
Other accrued expenses	15,940
TOTAL LIABILITIES	283,228
NET ASSETS	$30,204,468

NET ASSETS CONSIST OF:
Capital	$91,677,610
Total distributable earnings (loss)	(61,473,142)
NET ASSETS	$30,204,468
Shares of Beneficial Interest Outstanding(unlimited number of shares authorized, no par value)	1,073,678
Net Asset Value (offering and redemption price per share)	$28.13

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Interest	$568

EXPENSES:
Advisory fees	239,841
Management services fees	31,979
Administration fees	22,497
Transfer agency fees	19,564
Administrative services fees	89,134
Distribution fees	79,947
Custody fees	4,839
Fund accounting fees	13,128
Trustee fees	555
Compliance services fees	162
Other fees	30,130
Recoupment of prior expenses reduced by the Advisor	6,776
Total Gross Expenses before reductions	538,552
Expenses reduced and reimbursed by the Advisor	(1,309)
TOTAL NET EXPENSES	537,243
NET INVESTMENT INCOME (LOSS)	(536,675)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	(3,151,213)
Change in net unrealized appreciation/depreciation on swap agreements	594,004
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(2,557,209)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,093,884)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Precious Metals :: 193

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(536,675)	$(529,251)
Net realized gains (losses) on investments	(3,151,213)	3,558,430
Change in net unrealized appreciation/depreciation on investments	594,004	(1,457,345)
Change in net assets resulting from operations	(3,093,884)	1,571,834

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	—	(89,778)
Change in net assets resulting from distributions	—	(89,778)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	55,173,894	104,066,719
Distributions reinvested	—	89,778
Value of shares redeemed	(60,246,173)	(99,662,435)
Change in net assets resulting from capital transactions	(5,072,279)	4,494,062
Change in net assets	(8,166,163)	5,976,118

NET ASSETS:
Beginning of period	38,370,631	32,394,513
End of period	$30,204,468	$38,370,631

SHARE TRANSACTIONS:
Issued	1,860,381	3,624,215
Reinvested	—	2,482
Redeemed	(2,028,762)	(3,683,477)
Change in shares	(168,381)	(56,780)

See accompanying notes to financial statements.

194 :: ProFund VP Precious Metals :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$30.89	$24.94	$17.10	$19.75	$18.76

Investment Activities:
Net investment income (loss)(a)	(0.49)	(0.42)	0.07	0.01	(0.18)
Net realized and unrealized gains (losses) on investments	(2.27)	6.44	7.78	(2.66)	1.17
Total income (loss) from investment activities	(2.76)	6.02	7.85	(2.65)	0.99

Distributions to Shareholders From:
Net investment income	—	(0.07)	(0.01)	—	—

Net Asset Value, End of Period	$28.13	$30.89	$24.94	$17.10	$19.75

Total Return	(8.94)%	24.10%	45.98%	(13.47)%	5.28%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.74%	1.72%	1.75%	1.70%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(1.68)%	(1.43)%	0.37%	0.04%	(0.88)%

Supplemental Data:
Net assets, end of period (000's)	$30,204	$38,371	$32,395	$19,001	$24,286
Portfolio turnover rate(b)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Real Estate :: 195

ProFund VP Real Estate (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Real EstateSM Index (the "Index"). For the year ended December 31, 2021, the Fund had a total return of 37.07%. For the same period, the Index had a total return of 38.99%1 and a volatility of 14.54%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the real estate sector of the U.S. equity market. Component companies include real estate holding and development and real estate service companies; and real estate investment trusts ("REITs") that invest in industrial, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate and real estate related loans or interests.

During the year ended December 31, 2021, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Real Estate from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Real Estate	37.07%	10.66%	9.94%
Dow Jones U.S. Real EstateSM Index	38.99%	12.34%	11.71%
S&P 500®	28.71%	8.47%	16.55%

Expense Ratios**

Fund	Gross	Net
ProFund VP Real Estate	1.76%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	96%
Swap Agreements	3%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
American Tower Corp.	7.9%
Prologis, Inc.	7.4%
Crown Castle International Corp.	5.4%
Equinix, Inc.	4.5%
Public Storage	3.4%

Dow Jones U.S. Real EstateSM Index – Composition

% of Index
Equity Real Estate Investment Trusts (REITs)	91%
Real Estate Management & Development	5%
Mortgage Real Estate Investment Trusts (REITs)	2%
Professional Services	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

196 :: ProFund VP Real Estate :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (96.3%)

	Shares	Value
AGNC Investment Corp. (Mortgage Real Estate Investment Trusts)	4,346	$65,364
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)	1,168	260,417
American Campus Communities, Inc. (Equity Real Estate Investment Trusts)	1,153	66,055
American Homes 4 Rent—Class A (Equity Real Estate Investment Trusts)	2,349	102,440
American Tower Corp. (Equity Real Estate Investment Trusts)	3,770	1,102,725
Americold Realty Trust (Equity Real Estate Investment Trusts)	2,209	72,433
Annaly Capital Management, Inc. (Mortgage Real Estate Investment Trusts)	12,012	93,934
Apartment Income REIT Corp. (Equity Real Estate Investment Trusts)	1,299	71,016
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	1,156	291,994
Blackstone Mortgage Trust, Inc.—Class A (Mortgage Real Estate Investment Trusts)	1,383	42,347
Boston Properties, Inc. (Equity Real Estate Investment Trusts)	1,177	135,567
Brixmor Property Group, Inc. (Equity Real Estate Investment Trusts)	2,460	62,509
Camden Property Trust (Equity Real Estate Investment Trusts)	846	151,163
CBRE Group, Inc.*—Class A (Real Estate Management & Development)	2,770	300,572
Compass, Inc.*—Class A (Real Estate Management & Development)	236	2,145
Corporate Office Properties Trust (Equity Real Estate Investment Trusts)	930	26,012
CoStar Group, Inc.* (Professional Services)	3,270	258,428
Cousins Properties, Inc. (Equity Real Estate Investment Trusts)	1,232	49,625
Crown Castle International Corp. (Equity Real Estate Investment Trusts)	3,579	747,080
CubeSmart (Equity Real Estate Investment Trusts)	1,795	102,153
CyrusOne, Inc. (Equity Real Estate Investment Trusts)	1,051	94,296
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)	2,349	415,468
Douglas Emmett, Inc. (Equity Real Estate Investment Trusts)	1,453	48,676
Duke Realty Corp. (Equity Real Estate Investment Trusts)	3,153	206,963
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts)	336	76,558
Equinix, Inc. (Equity Real Estate Investment Trusts)	746	630,997
Equity Commonwealth* (Equity Real Estate Investment Trusts)	1,003	25,971
Equity LifeStyle Properties, Inc. (Equity Real Estate Investment Trusts)	1,415	124,039
Equity Residential (Equity Real Estate Investment Trusts)	2,826	255,753
Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	539	189,852
Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)	1,108	251,217
Federal Realty Investment Trust (Equity Real Estate Investment Trusts)	579	78,929
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts)	1,079	71,430
Gaming & Leisure Properties, Inc. (Equity Real Estate Investment Trusts)	1,876	91,286
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)	1,222	38,664
Healthcare Trust of America, Inc.—Class A (Equity Real Estate Investment Trusts)	1,828	61,037
Healthpeak Properties, Inc. (Equity Real Estate Investment Trusts)	4,463	161,070
Highwoods Properties, Inc. (Equity Real Estate Investment Trusts)	865	38,570
Host Hotels & Resorts, Inc.* (Equity Real Estate Investment Trusts)	5,912	102,810
Hudson Pacific Properties, Inc. (Equity Real Estate Investment Trusts)	1,262	31,184
Invitation Homes, Inc. (Equity Real Estate Investment Trusts)	4,941	224,025
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	2,397	125,435
JBG Smith Properties (Equity Real Estate Investment Trusts)	945	27,131
Jones Lang LaSalle, Inc.* (Real Estate Management & Development)	418	112,584
Kilroy Realty Corp. (Equity Real Estate Investment Trusts)	867	57,621
Kimco Realty Corp. (Equity Real Estate Investment Trusts)	5,104	125,814
Lamar Advertising Co.—Class A (Equity Real Estate Investment Trusts)	719	87,215
Lexington Realty Trust (Equity Real Estate Investment Trusts)	2,341	36,566
Life Storage, Inc. (Equity Real Estate Investment Trusts)	679	104,009
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts)	4,937	116,661
Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)	953	218,656
National Health Investors, Inc. (Equity Real Estate Investment Trusts)	380	21,839
National Retail Properties, Inc. (Equity Real Estate Investment Trusts)	1,453	69,846
National Storage Affiliates Trust (Equity Real Estate Investment Trusts)	678	46,918
New Residential Investment Corp. (Mortgage Real Estate Investment Trusts)	3,863	41,373
Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts)	1,978	58,529
Opendoor Technologies, Inc.* (Real Estate Management & Development)	3,196	46,694
Orion Office REIT, Inc.* (Equity Real Estate Investment Trusts)	449	8,383
Physicians Realty Trust (Equity Real Estate Investment Trusts)	1,824	34,346
PotlatchDeltic Corp. (Equity Real Estate Investment Trusts)	555	33,422
Prologis, Inc. (Equity Real Estate Investment Trusts)	6,120	1,030,363
PS Business Parks, Inc. (Equity Real Estate Investment Trusts)	166	30,572
Public Storage (Equity Real Estate Investment Trusts)	1,263	473,069
Rayonier, Inc. (Equity Real Estate Investment Trusts)	1,186	47,867
Realty Income Corp. (Equity Real Estate Investment Trusts)	4,684	335,328

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Real Estate :: 197

Common Stocks, continued

	Shares	Value
Redfin Corp.* (Real Estate Management & Development)	874	$33,553
Regency Centers Corp. (Equity Real Estate Investment Trusts)	1,277	96,222
Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts)	1,254	101,712
Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts)	1,893	25,631
SBA Communications Corp. (Equity Real Estate Investment Trusts)	900	350,118
Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	2,721	434,734
SL Green Realty Corp. (Equity Real Estate Investment Trusts)	552	39,578
Spirit Realty Capital, Inc. (Equity Real Estate Investment Trusts)	1,021	49,202
STAG Industrial, Inc. (Equity Real Estate Investment Trusts)	1,449	69,494
Starwood Property Trust, Inc. (Mortgage Real Estate Investment Trusts)	2,521	61,260
STORE Capital Corp. (Equity Real Estate Investment Trusts)	2,032	69,901
Sun Communities, Inc. (Equity Real Estate Investment Trusts)	960	201,571
The Howard Hughes Corp.* (Real Estate Management & Development)	343	34,911
UDR, Inc. (Equity Real Estate Investment Trusts)	2,406	144,336
Ventas, Inc. (Equity Real Estate Investment Trusts)	3,306	169,003
VICI Properties, Inc. (Equity Real Estate Investment Trusts)	5,207	156,783
Vornado Realty Trust (Equity Real Estate Investment Trusts)	1,318	55,171
Welltower, Inc. (Equity Real Estate Investment Trusts)	3,604	309,115
Weyerhaeuser Co. (Equity Real Estate Investment Trusts)	6,201	255,357
WP Carey, Inc. (Equity Real Estate Investment Trusts)	1,543	126,603
Zillow Group, Inc.* — Class A (Interactive Media & Services)	305	18,977
Zillow Group, Inc.* — Class C (Interactive Media & Services)	1,410	90,029
TOTAL COMMON STOCKS (Cost $5,174,543)		13,406,276

Repurchase Agreements(a) (2.8%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $395,000	$395,000	$395,000
TOTAL REPURCHASE AGREEMENTS (Cost $395,000)		395,000
TOTAL INVESTMENT SECURITIES (Cost $5,569,543) — 99.1%		13,801,276
Net other assets (liabilities) — 0.9%		125,965
NET ASSETS — 100.0%		$13,927,241

*	Non-income producing security.
(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Real Estate Index	Goldman Sachs International	1/24/22	0.68%	$455,284	$10,836

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Real Estate invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Equity Real Estate Investment Trusts	$12,204,105	87.6%
Interactive Media & Services	109,006	0.8%
Mortgage Real Estate Investment Trusts	304,278	2.2%
Professional Services	258,428	1.9%
Real Estate Management & Development	530,459	3.8%
Other**	520,965	3.7%
Total	$13,927,241	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

198 :: ProFund VP Real Estate :: Financial Statements

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$5,569,543
Securities, at value	13,406,276
Repurchase agreements, at value	395,000
Total Investment Securities, at value	13,801,276
Cash	2,720
Dividends receivable	40,640
Unrealized appreciation on swap agreements	10,836
Receivable for capital shares issued	104,572
Prepaid expenses	305
TOTAL ASSETS	13,960,349

LIABILITIES:
Payable for capital shares redeemed	1,143
Advisory fees payable	10,370
Management services fees payable	1,383
Administration fees payable	740
Administrative services fees payable	5,629
Distribution fees payable	5,918
Transfer agency fees payable	1,305
Fund accounting fees payable	434
Compliance services fees payable	64
Other accrued expenses	6,122
TOTAL LIABILITIES	33,108
NET ASSETS	$13,927,241

NET ASSETS CONSIST OF:
Capital	$6,105,305
Total distributable earnings (loss)	7,821,936
NET ASSETS	$13,927,241
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	174,774
Net Asset Value (offering and redemption price per share)	$79.69

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$262,183
Interest	3
Net income from securities lending	5
TOTAL INVESTMENT INCOME	262,191

EXPENSES:
Advisory fees	100,751
Management services fees	13,433
Administration fees	9,721
Transfer agency fees	8,029
Administrative services fees	38,012
Distribution fees	33,584
Custody fees	2,002
Fund accounting fees	5,661
Trustee fees	209
Compliance services fees	94
Other fees	12,337
Recoupment of prior expenses reduced by the Advisor	2,890
Total Gross Expenses before reductions	226,723
Expenses reduced and reimbursed by the Advisor	(1,039)
TOTAL NET EXPENSES	225,684
NET INVESTMENT INCOME (LOSS)	36,507

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	903,603
Net realized gains (losses) on swap agreements	67,078
Change in net unrealized appreciation/depreciation on investment securities	2,809,392
Change in net unrealized appreciation/depreciation on swap agreements	9,326
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	3,789,399
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,825,906

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Real Estate :: 199

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$36,507	$72,876
Net realized gains (losses) on investments	970,681	175,859
Change in net unrealized appreciation/depreciation on investments	2,818,718	(2,299,385)
Change in net assets resulting from operations	3,825,906	(2,050,650)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(3,298)	(404,416)
Return of capital	—	(28,104)
Change in net assets resulting from distributions	(3,298)	(432,520)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	28,548,171	19,545,765
Distributions reinvested	3,298	432,520
Value of shares redeemed	(28,175,883)	(23,711,191)
Change in net assets resulting from capital transactions	375,586	(3,732,906)
Change in net assets	4,198,194	(6,216,076)

NET ASSETS:
Beginning of period	9,729,047	15,945,123
End of period	$13,927,241	$9,729,047

SHARE TRANSACTIONS:
Issued	413,871	338,735
Reinvested	41	7,778
Redeemed	(406,457)	(424,323)
Change in shares	7,455	(77,810)

See accompanying notes to financial statements.

200 :: ProFund VP Real Estate :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020		Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$58.15	$65.05		$54.51	$66.65	$65.02

Investment Activities:
Net investment income (loss)(a)	0.19	0.42		0.75	1.09	1.02
Net realized and unrealized gains (losses) on investments	21.37	(4.66)		13.65	(4.66)	4.13
Total income (loss) from investment activities	21.56	(4.24)		14.40	(3.57)	5.15

Distributions to Shareholders From:
Net investment income	(0.02)	(0.78)		(1.06)	(1.36)	(0.66)
Net realized gains on investments	—	(1.71)		(2.80)	(7.21)	(2.86)
Return of capital	—	(0.17)		—	—	—
Total distributions	(0.02)	(2.66)		(3.86)	(8.57)	(3.52)

Net Asset Value, End of Period	$79.69	$58.15		$65.05	$54.51	$66.65

Total Return	37.07%	(6.29	)%(b)	26.76%	(5.70)%	8.05%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.76%		1.71%	1.69%	1.68%
Net expenses	1.68%	1.68%		1.68%	1.68%	1.68%
Net investment income (loss)	0.27%	0.72%		1.18%	1.82%	1.52%

Supplemental Data:
Net assets, end of period (000's)	$13,927	$9,729		$15,945	$10,384	$11,419
Portfolio turnover rate(c)	147%	150%		126%	82%	135%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	During the year ended December 31, 2020, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.29%.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Rising Rates Opportunity :: 201

ProFund VP Rising Rates Opportunity (the "Fund") seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse (-1.25x) of the movement of the most recently issued 30-Year U.S. Treasury Bond (the "Long Bond") for a single day, not for any other period. A "single day" is measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day very likely differ in amount, and possibly even direction, from the Fund's stated multiple (-1.25x) times the return of the Long Bond for the same period. For periods longer than a single day, the Fund will lose money if the Long Bond's performance is flat, and it is possible that the Fund will lose money even if the level of the Long Bond falls. For the year ended December 31, 2021, the Fund had a total return of -0.07%. For the same period, the Long Bond, as measured by the Ryan Labs Returns Treasury Yield Curve 30 Year Index1, had a total return of -4.37%2 and a volatility of 16.66%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to one and one-quarter times the inverse of the daily price movement of the Long Bond.3

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times the inverse of the daily price movement of the Long Bond. The Long Bond is the longest term outstanding 30-year bond issued by the U.S. Treasury. As of December 31, 2021, the most recent Long Bond carried a maturity date of 11/15/51 and a 1.875% coupon.

During the year ended December 31, 2021, the Fund invested in swap agreements and futures contracts as a substitute for shorting bonds in order to gain inverse leveraged exposure to the Long Bond. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Rising Rates Opportunity from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Rising Rates Opportunity	-0.07%	-11.11%	-8.95%
Ryan Labs Returns Treasury Yield Curve 30 Year Index	-4.37%	7.13%	4.49%

Expense Ratios**

Fund	Gross	Net
ProFund VP Rising Rates Opportunity	1.73%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(123)%
Total Exposure	(123)%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Rising Rates Opportunity primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The Ryan Labs Returns Treasury Yield Curve 30 Year Index is an index that consists of public obligations of the U.S. Treasury consisting of a single security, the latest issued on-the-run 30 Year Treasury bond. This Index reflects both price return and yield. It does not reflect the impact of transaction costs nor the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. It is not possible to invest directly in an index.
[2]	The Long Bond reflects a yield component. It does not reflect the impact of transaction and financing costs, nor the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects a yield component, the impact of transaction and financing costs and the deduction of fees and expenses.
[3]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Long Bond and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

202 :: ProFund VP Rising Rates Opportunity :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2021

Repurchase Agreements(a)(b) (98.3%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $5,787,000	$5,787,000	$5,787,000
TOTAL REPURCHASE AGREEMENTS (Cost $5,787,000)		5,787,000
TOTAL INVESTMENT SECURITIES (Cost $5,787,000)—98.3%		5,787,000
Net other assets (liabilities)—1.7%		102,632
NET ASSETS—100.0%		$5,889,632

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2021, the aggregate amount held in a segregated account was $88,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements—Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
30-Year U.S. Treasury Bond, 1.875% due on 11/15/51	Citibank North America	1/17/22	0.20%	$(5,922,830)	$10,658
30-Year U.S. Treasury Bond, 1.875% due on 11/15/51	Societe' Generale	1/17/22	0.22%	(1,296,242)	3,660
				$(7,219,072)	$14,318

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

 Financial Statements :: ProFund Rising Rates Opportunity :: 203

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$5,787,000
Repurchase agreements, at value	5,787,000
Total Investment Securities, at value	5,787,000
Segregated cash balances for swap agreements with custodian	90
Unrealized appreciation on swap agreements	14,318
Receivable for capital shares issued	104,459
Prepaid expenses	39
TOTAL ASSETS	5,905,906

LIABILITIES:
Cash overdraft	441
Payable for capital shares redeemed	823
Advisory fees payable	3,950
Management services fees payable	527
Administration fees payable	350
Administrative services fees payable	2,470
Distribution fees payable	3,299
Transfer agency fees payable	600
Fund accounting fees payable	193
Compliance services fees payable	24
Other accrued expenses	3,597
TOTAL LIABILITIES	16,274
NET ASSETS	$5,889,632

NET ASSETS CONSIST OF:
Capital	$34,553,279
Total distributable earnings (loss)	(28,663,647)
NET ASSETS	$5,889,632
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	212,179
Net Asset Value (offering and redemption price per share)	$27.76

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Interest	$71
EXPENSES:
Advisory fees	45,168
Management services fees	6,022
Administration fees	4,432
Transfer agency fees	3,649
Administrative services fees	13,002
Distribution fees	15,056
Custody fees	908
Fund accounting fees	2,447
Trustee fees	93
Compliance services fees	38
Other fees	5,898
Recoupment of prior expenses reduced by the Advisor	2,065
TOTAL NET EXPENSES	98,778
NET INVESTMENT INCOME (LOSS)	(98,707)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	(8,224)
Net realized gains (losses) on swap agreements	(202,026)
Change in net unrealized appreciation/depreciation on swap agreements	34,092
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(176,158)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(274,865)

See accompanying notes to financial statements.

204 :: ProFund VP Rising Rates Opportunity :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(98,707)	$(58,251)
Net realized gains (losses) on investments	(210,250)	(1,441,415)
Change in net unrealized appreciation/depreciation on investments	34,092	(129,318)
Change in net assets resulting from operations	(274,865)	(1,628,984)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	—	(37,790)
Change in net assets resulting from distributions	—	(37,790)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	14,045,664	12,193,038
Distributions reinvested	—	37,790
Value of shares redeemed	(12,321,786)	(12,085,309)
Change in net assets resulting from capital transactions	1,723,878	145,519
Change in net assets	1,449,013	(1,521,255)

NET ASSETS:
Beginning of period	4,440,619	5,961,874
End of period	$5,889,632	$4,440,619

SHARE TRANSACTIONS:
Issued	450,241	423,425
Reinvested	—	1,443
Redeemed	(397,906)	(421,054)
Change in shares	52,335	3,814

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Rising Rates Opportunity :: 205

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$27.78	$38.21	$48.56	$46.61	$52.91

Investment Activities:
Net investment income (loss)(a)	(0.50)	(0.37)	0.21	0.06	(0.46)
Net realized and unrealized gains (losses) on investments	0.48 (b)	(9.84)	(8.70)	1.89	(5.84)
Total income (loss) from investment activities	(0.02)	(10.21)	(8.49)	1.95	(6.30)

Distributions to Shareholders From:
Net investment income	—	(0.22)	(0.08)	—	—
Net realized gains on investments	—	—	(1.78)	—	—
Total distributions	—	(0.22)	(1.86)	—	—

Net Asset Value, End of Period	$27.76	$27.78	$38.21	$48.56	$46.61

Total Return	(0.07)%	(26.70)%	(17.41)%	4.16%	(11.90)%

Ratios to Average Net Assets:
Gross expenses	1.64%	1.73%	1.70%	1.64%	1.70%
Net expenses	1.64%	1.68%	1.67%	1.64%	1.68%
Net investment income (loss)	(1.64)%	(1.30)%	0.50%	0.12%	(0.91)%

Supplemental Data:
Net assets, end of period (000's)	$5,890	$4,441	$5,962	$9,941	$7,626
Portfolio turnover rate(c)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

206 :: ProFund VP Semiconductor :: Management Discussion of Fund Performance

ProFund VP Semiconductor (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. SemiconductorsSM Index (the "Index"). For the year ended December 31, 2021, the Fund had a total return of 48.49%. For the same period, the Index had a return of 50.87%1 and a volatility of 30.89%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the semiconductor sector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and motherboards.

During the year ended December 31, 2021, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Semiconductor from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Semiconductor	48.49%	31.42%	23.67%
Dow Jones U.S. SemiconductorsSM Index	50.87%	33.72%	25.95%
S&P 500®	28.71%	18.47%	16.55%

Expense Ratios**

Fund	Gross	Net
ProFund VP Semiconductor	1.72%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	82%
Swap Agreements	18%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
NVIDIA Corp.	21.8%
Broadcom, Inc.	8.1%
Intel Corp.	6.2%
Qualcomm, Inc.	6.1%
Texas Instruments, Inc.	5.2%

Dow Jones U.S. SemiconductorsSM
Index – Composition

% of Index
Semiconductors & Semiconductor Equipment	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Semiconductor :: 207

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (82.0%)

	Shares	Value
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	7,619	$1,096,374
Allegro MicroSystems, Inc.* (Semiconductors & Semiconductor Equipment)	346	12,518
Amkor Technology, Inc. (Semiconductors & Semiconductor Equipment)	632	15,667
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	3,391	596,036
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	5,696	896,323
Azenta, Inc. (Semiconductors & Semiconductor Equipment)	469	48,359
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	2,597	1,728,069
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	360	33,127
Enphase Energy, Inc.* (Semiconductors & Semiconductor Equipment)	851	155,682
Entegris, Inc. (Semiconductors & Semiconductor Equipment)	855	118,486
GLOBALFOUNDRIES, Inc.* (Semiconductors & Semiconductor)	338	21,960
Intel Corp. (Semiconductors & Semiconductor Equipment)	25,658	1,321,387
KLA Corp. (Semiconductors & Semiconductor Equipment)	956	411,185
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	887	637,886
Lattice Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	863	66,503
Marvell Technology, Inc. (Semiconductors & Semiconductor Equipment)	5,197	454,686
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	3,501	304,797
Micron Technology, Inc. (Semiconductors & Semiconductor Equipment)	7,058	657,453
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	350	60,960
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	273	134,679
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	15,772	4,638,702
NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	1,677	381,987
ON Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	2,718	184,607
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	381	35,391
Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	696	108,847
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	7,066	1,292,159
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	406	36,106
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	254	52,431
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	1,042	161,656
SolarEdge Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	332	93,149
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	1,028	168,109
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	5,827	1,098,215
Universal Display Corp. (Semiconductors & Semiconductor Equipment)	274	45,218
Wolfspeed, Inc.* (Semiconductors & Semiconductor Equipment)	731	81,704
Xilinx, Inc. (Semiconductors &Semiconductor Equipment)	1,564	331,615
TOTAL COMMON STOCKS (Cost $4,980,512)		17,482,033

Repurchase Agreements(a) (1.4%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $298,000	$298,000	$298,000
TOTAL REPURCHASE AGREEMENTS (Cost $298,000)		298,000
TOTAL INVESTMENT SECURITIES (Cost $5,278,512) — 83.4%		17,780,033
Net other assets (liabilities) — 16.6%		3,529,864
NET ASSETS — 100.0%		$21,309,897

*	Non-income producing security.
(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

208 :: ProFund VP Semiconductor :: Financial Statements

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Semiconductors Index	Goldman Sachs International	1/24/22	0.68%	$3,794,266	$(7,163)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Semiconductor invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Semiconductors & Semiconductor Equipment	$17,482,033	82.0%
Other**	3,827,864	18.0%
Total	$21,309,897	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Semiconductor :: 209

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$5,278,512
Securities, at value	17,482,033
Repurchase agreements, at value	298,000
Total Investment Securities, at value	17,780,033
Cash	181
Segregated cash balances for swap agreements with custodian	60,000
Dividends receivable	3,676
Receivable for capital shares issued	1,019,696
Receivable for investments sold	2,497,362
Prepaid expenses	204
TOTAL ASSETS	21,361,152

LIABILITIES:
Payable for capital shares redeemed	644
Unrealized depreciation on swap agreements	7,163
Advisory fees payable	12,829
Management services fees payable	1,711
Administration fees payable	1,210
Administrative services fees payable	8,364
Distribution fees payable	9,450
Transfer agency fees payable	1,962
Fund accounting fees payable	678
Compliance services fees payable	78
Other accrued expenses	7,166
TOTAL LIABILITIES	51,255
NET ASSETS	$21,309,897

NET ASSETS CONSIST OF:
Capital	$8,885,996
Total distributable earnings (loss)	12,423,901
NET ASSETS	$21,309,897
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	191,056
Net Asset Value (offering and redemption price per share)	$111.54

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$168,478
Interest	7
Foreign tax withholding	(565)
TOTAL INVESTMENT INCOME	167,920

EXPENSES:
Advisory fees	115,702
Management services fees	15,427
Administration fees	11,051
Transfer agency fees	9,198
Administrative services fees	37,925
Distribution fees	38,567
Custody fees	2,272
Fund accounting fees	6,261
Trustee fees	251
Compliance services fees	113
Other fees	14,950
Recoupment of prior expenses reduced by the Advisor	1,280
TOTAL NET EXPENSES	252,997
NET INVESTMENT INCOME (LOSS)	(85,077)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	186,677
Net realized gains (losses) on swap agreements	222,552
Change in net unrealized appreciation/depreciation on investment securities	5,573,183
Change in net unrealized appreciation/depreciation on swap agreements	(15,993)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	5,966,419
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,881,342

See accompanying notes to financial statements.

210 :: ProFund VP Semiconductor :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(85,077)	$(9,012)
Net realized gains (losses) on investments	409,229	1,160,724
Change in net unrealized appreciation/depreciation on investments	5,557,190	2,168,996
Change in net assets resulting from operations	5,881,342	3,320,708

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(1,055,565)	(696,166)
Change in net assets resulting from distributions	(1,055,565)	(696,166)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	37,060,548	28,294,483
Distributions reinvested	1,055,565	696,166
Value of shares redeemed	(34,738,070)	(28,026,511)
Change in net assets resulting from capital transactions	3,378,043	964,138
Change in net assets	8,203,820	3,588,680

NET ASSETS:
Beginning of period	13,106,077	9,517,397
End of period	$21,309,897	$13,106,077

SHARE TRANSACTIONS:
Issued	395,856	444,871
Reinvested	14,005	9,454
Redeemed	(377,619)	(452,544)
Change in shares	32,242	1,781

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Semiconductor :: 211

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020		Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$82.52	$60.61		$44.36	$52.82	$39.06

Investment Activities:
Net investment income (loss)(a)	(0.51)	(0.06)		0.22	0.17	(0.06)
Net realized and unrealized gains (losses) on investments	36.96	26.68		20.66	(4.81)	13.95
Total income (loss) from investment activities	36.45	26.62		20.88	(4.64)	13.89

Distributions to Shareholders From:
Net investment income	—	(0.23)		(0.15)	—	(0.13)
Net realized gains on investments	(7.43)	(4.48)		(4.48)	(3.82)	—
Total distributions	(7.43)	(4.71)		(4.63)	(3.82)	(0.13)

Net Asset Value, End of Period	$111.54	$82.52		$60.61	$44.36	$52.82

Total Return	48.49%	44.85%		49.77%	(10.23)%	35.55%

Ratios to Average Net Assets:
Gross expenses	1.64%	1.72%		1.67%	1.65%	1.68%
Net expenses	1.64%	1.70	%(b)	1.66%	1.65%	1.68%
Net investment income (loss)	(0.55)%	(0.09)%		0.41%	0.31%	(0.12)%

Supplemental Data:
Net assets, end of period (000's)	$21,310	$13,106		$9,517	$5,364	$11,060
Portfolio turnover rate(c)	230%	348%		561%	249%	297%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including sap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

212 :: ProFund VP Short Dow 30 :: Management Discussion of Fund Performance

ProFund VP Short Dow 30 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the Dow Jones Industrial Average® (the "Index") for a single day, not for any other period. A "single day" is measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund's stated multiple (-1x) times the return of the Fund's Index for the same period. For periods longer than a single day, the Fund will lose money if the Index's performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2021, the Fund had a total return of -19.12%. For the same period, the Index had a total return of 20.95%1 and a volatility of 12.42%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a price-weighted index. The Index includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors, and accurately represents the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks. Instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment, and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component's core business. When such an event necessitates that one component be replaced, the entire Index is reviewed.

During the year ended December 31, 2021, the Fund invested in swap agreements as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Dow 30 from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Short Dow 30	-19.12%	-16.23%	-15.73%
Dow Jones Industrial Average®	20.95%	15.51%	14.21%

Expense Ratios**

Fund	Gross	Net
ProFund VP Short Dow 30	1.75%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(99)%
Total Exposure	(99)%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Short Dow 30 primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Dow Jones Industrial Average® – Composition

% of Index
Information Technology	22%
Health Care	18%
Financials	16%
Consumer Discretionary	15%
Industrials	14%
Consumer Staples	8%
Communication Services	4%
Energy	2%
Materials	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Short Dow 30 :: 213

Schedule of Portfolio Investments :: December 31, 2021

Repurchase Agreements(a)(b) (88.9%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $6,000	$6,000	$6,000
TOTAL REPURCHASE AGREEMENTS (Cost $6,000)		6,000
TOTAL INVESTMENT SECURITIES (Cost $6,000) — 88.9%		6,000
Net other assets (liabilities)—11.1%		750
NET ASSETS — 100.0%		$6,750

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2021, the aggregate amount held in a segregated account was $4,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements — Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones Industrial Average	Goldman Sachs International	1/27/22	(0.43)%	$(1,031)	$(1)
Dow Jones Industrial Average	UBS AG	1/27/22	(0.28)%	(5,664)	(6)
				$(6,695)	$(7)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

214 :: ProFund VP Short Dow 30 :: Financial Statements

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$6,000
Repurchase agreements, at value	6,000
Total Investment Securities, at value	6,000
Cash	786
Prepaid expenses	—	(a)
TOTAL ASSETS	6,786

LIABILITIES:
Unrealized depreciation on swap agreements	7
Advisory fees payable	18
Management services fees payable	2
Administration fees payable	—	(a)
Administrative services fees payable	1
Distribution fees payable	2
Transfer agency fees payable	1
Fund accounting fees payable	—	(a)
Compliance services fees payable	—	(a)
Other accrued expenses	5
TOTAL LIABILITIES	36
NET ASSETS	$6,750

NET ASSETS CONSIST OF:
Capital	$126,117
Total distributable earnings (loss)	(119,367)
NET ASSETS	$6,750
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	302
Net Asset Value (offering and redemption price per share)	$22.35

(a)	Amount is less than $0.50.

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Interest	$—	(a)

EXPENSES:
Advisory fees	58
Management services fees	8
Administration fees	6
Transfer agency fees	5
Administrative services fees	5
Distribution fees	20
Custody fees	—	(a)
Fund accounting fees	3
Trustee fees	—	(a)
Compliance services fees	—	(a)
Other fees	3
Recoupment of prior expenses reduced by the Advisor	21
TOTAL NET EXPENSES	129
NET INVESTMENT INCOME (LOSS)	(129)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Gain received from non-recurring class action settlement	50
Net realized gains (losses) on swap agreements	(1,733)
Change in net unrealized appreciation/depreciation on swap agreements	100
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(1,583)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,712)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Short Dow 30 :: 215

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(129)	$(1,509)
Net realized gains (losses) on investments	(1,683)	(62,897)
Change in net unrealized appreciation/depreciation on investments	100	(152)
Change in net assets resulting from operations	(1,712)	(64,558)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	—	(43)
Change in net assets resulting from distributions	—	(43)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	—	1,047,279
Distributions reinvested	—	43
Value of shares redeemed	(7,564)	(978,223)
Change in net assets resulting from capital transactions	(7,564)	69,099
Change in net assets	(9,276)	4,498

NET ASSETS:
Beginning of period	16,026	11,528
End of period	$6,750	$16,026

SHARE TRANSACTIONS:
Issued	—	30,329
Reinvested	—	1
Redeemed	(278)	(30,079)
Change in shares	(278)	251

See accompanying notes to financial statements.

216 :: ProFund VP Short Dow 30 :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021		Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019(a)	Year Ended Dec. 31, 2018(a)	Year Ended Dec. 31, 2017(a)
Net Asset Value, Beginning of Period	$27.63		$35.04	$43.37	$42.35	$54.31

Investment Activities:
Net investment income (loss)(b)	(0.41)		(0.56)	0.13	— (c)	(0.44)
Net realized and unrealized gains (losses) on investments	(4.87)		(6.78)	(8.44)	1.02	(11.52)
Total income (loss) from investment activities	(5.28)		(7.34)	(8.31)	1.02	(11.96)

Distributions to Shareholders From:
Net investment income	—		(0.07)	(0.02)	—	—

Net Asset Value, End of Period	$22.35		$27.63	$35.04	$43.37	$42.35

Total Return	(19.12	)%(d)	(20.89)%	(19.25)%	2.36%	(22.02)%

Ratios to Average Net Assets:
Gross expenses	1.68%		1.75%	1.76%	1.81%	2.87%
Net expenses	1.68%		1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(1.68)%		(1.63)%	0.34%	0.03%	(0.90)%

Supplemental Data:
Net assets, end of period (000's)	$7		$16	$12	$14	$14
Portfolio turnover rate(e)	—		—	—	—	—

(a)	As described in Note 8, share amounts have been adjusted for 1:4 reverse share split that occurred on November 18, 2019.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	During the year ended December 31, 2021, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.60%.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Short Emerging Markets :: 217

ProFund VP Short Emerging Markets (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the S&P/BNY Mellon Emerging 50 ADR Index (USD) (the "Index") for a single day, not for any other period. A "single day" is measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund's stated multiple (-1x) times the return of the Fund's Index for the same period. For periods longer than a single day, the Fund will lose money if the Index's performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2021, the Fund had a total return of 9.96%. For the same period, the Index had a total return of -16.59%1 and a volatility of 24.49%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a free-float adjusted, market capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on Nasdaq. As of December 31, 2021, the Index consists of companies from the following emerging market countries: Brazil, Chile, China, Colombia, India, Indonesia, Mexico, South Africa, South Korea and Taiwan. The Index is expressed in U.S. dollar terms and as such should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

During the year ended December 31, 2021, the Fund invested in swap agreements as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Emerging Markets from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Short Emerging Markets	9.96%	-13.59%	-9.25%
S&P/BNY Mellon Emerging 50 ADR Index (USD)	-16.59%	9.44%	4.17%

Expense Ratios**

Fund	Gross	Net
ProFund VP Short Emerging Markets	1.72%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100)%
Total Exposure	(100)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Short Emerging Markets primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

S&P/BNY Mellon Emerging 50 ADR Index (USD) – Composition

Industry Breakdown	% of Index
Information Technology	29%
Consumer Discretionary	25%
Financials	15%
Communication Services	11%
Materials	10%
Energy	4%
Consumer Staples	2%
Health Care	2%
Industrials	1%
Real Estate	1%

Country Composition
China	36%
Taiwan	24%
India	17%
Brazil	11%
Other	12%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

218 :: ProFund VP Short Emerging Markets :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2021

Repurchase Agreements(a)(b) (159.8%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $1,137,000	$1,137,000	$1,137,000
TOTAL REPURCHASE AGREEMENTS (Cost $1,137,000)		1,137,000
TOTAL INVESTMENT SECURITIES (Cost $1,137,000) — 159.8%		1,137,000
Net other assets (liabilities) — (59.8)%		(425,520)
NET ASSETS — 100.0%		$711,480

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2021, the aggregate amount held in a segregated account was $302,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements — Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P/BNY Mellon Emerging 50 ADR Index (USD)	Goldman Sachs International	1/27/22	0.27%	$(15,794)	$(2,299)
S&P/BNY Mellon Emerging 50 ADR Index (USD)	UBS AG	1/27/22	0.42%	(692,311)	(9,283)
				$(708,105)	$(11,582)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Short Emerging Markets :: 219

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$1,137,000
Repurchase agreements, at value	1,137,000
Total Investment Securities, at value	1,137,000
Cash	770
Receivable for capital shares issued	49
Prepaid expenses	40
TOTAL ASSETS	1,137,859

LIABILITIES:
Payable for capital shares redeemed	412,004
Unrealized depreciation on swap agreements	11,582
Advisory fees payable	1,019
Management services fees payable	136
Administration fees payable	65
Administrative services fees payable	550
Distribution fees payable	582
Transfer agency fees payable	96
Fund accounting fees payable	39
Compliance services fees payable	5
Other accrued expenses	301
TOTAL LIABILITIES	426,379
NET ASSETS	$711,480

NET ASSETS CONSIST OF:
Capital	$3,336,125
Total distributable earnings (loss)	(2,624,645)
NET ASSETS	$711,480
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	27,883
Net Asset Value (offering and redemption price per share)	$25.52

Statement of Operations For the Year Ended
December 31, 2021

INVESTMENT INCOME:
Interest	$10

EXPENSES:
Advisory fees	5,026
Management services fees	670
Administration fees	449
Transfer agency fees	396
Administrative services fees	1,542
Distribution fees	1,675
Custody fees	113
Fund accounting fees	265
Trustee fees	10
Compliance services fees	5
Other fees	649
Recoupment of prior expenses reduced by the Advisor	456
TOTAL NET EXPENSES	11,256
NET INVESTMENT INCOME (LOSS)	(11,246)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	4,707
Change in net unrealized appreciation/depreciation on swap agreements	2,060
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	6,767
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,479)

See accompanying notes to financial statements.

220 :: ProFund VP Short Emerging Markets :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(11,246)	$(18,615)
Net realized gains (losses) on investments	4,707	(573,184)
Change in net unrealized appreciation/depreciation on investments	2,060	(20,260)
Change in net assets resulting from operations	(4,479)	(612,059)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	—	(5,130)
Change in net assets resulting from distributions	—	(5,130)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	19,451,966	15,139,462
Distributions reinvested	—	5,130
Value of shares redeemed	(19,101,772)	(15,006,836)
Change in net assets resulting from capital transactions	350,194	137,756
Change in net assets	345,715	(479,433)

NET ASSETS:
Beginning of period	365,765	845,198
End of period	$711,480	$365,765

SHARE TRANSACTIONS:
Issued	823,716	434,598
Reinvested	—	185
Redeemed	(811,599)	(443,623)
Change in shares	12,117	(8,840)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Short Emerging Markets :: 221

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020		Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017(a)
Net Asset Value, Beginning of Period	$23.20	$34.35		$47.77	$42.43		$58.80

Investment Activities:
Net investment income (loss)(b)	(0.39)	(0.51)		0.20	0.15		(0.44)
Net realized and unrealized gains (losses) on investments	2.71	(10.35)		(9.52)	5.19		(15.93)
Total income (loss) from investment activities	2.32	(10.86)		(9.32)	5.34		(16.37)

Distributions to Shareholders From:
Net investment income	—	(0.29)		(0.23)	—		—
Net realized gains on investments	—	—		(3.87)	—		—
Total distributions	—	(0.29)		(4.10)	—		—

Net Asset Value, End of Period	$25.52	$23.20		$34.35	$47.77		$42.43

Total Return	9.96%	(31.76)%		(20.99)%	12.59	%(c)	(27.84)%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.72%		1.67%	1.59%		1.69%
Net expenses	1.68%	1.69	%(d)	1.67%	1.52	%(c)	1.68%
Net investment income (loss)	(1.68)%	(1.43)%		0.48%	0.34	%(c)	(0.91)%

Supplemental Data:
Net assets, end of period (000's)	$711	$366		$845	$1,988		$959
Portfolio turnover rate(e)	—	—		—	—		—

(a)	As described in Note 8, share amounts have been adjusted for 1:5 reverse share split that occurred on December 11, 2017.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.59% and 0.27%, respectively, and the total return would have been 12.51%.
(d)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

222 :: ProFund VP Short International :: Management Discussion of Fund Performance

ProFund VP Short International (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index® (the "Index") for a single day, not for any other period. Since the foreign markets are not open when this Fund values its shares, it determines its success in meeting this daily investment objective by comparing its daily return on a given day with the inverse of the daily performance of related futures contracts traded in the United States. A "single day" is measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will likely differ in amount, and possibly even direction from the Fund's stated multiple (-1x) times the return of the Fund's Index for the same period. For periods longer than a single day, the Fund will lose money if the Index's performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2021, the Fund had a total return of -13.40%. For the same period, the Index had a total return of 11.26%1 and a volatility of 11.62%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the U.S.-traded MSCI EAFE futures contract.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index includes 85% of free-float adjusted, market capitalization in each industry group in developed market countries equity performance, excluding the U.S. and Canada. As of December 31, 2021, the Index has constituent companies from the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index levels and the price of the related futures contracts are expressed in U.S. dollar terms and as such they should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

During the year ended December 31, 2021, the Fund invested in swap agreements as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Short International from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Short International	-13.40%	-11.45%	-10.78%
MSCI EAFE Index®	11.26%	9.55%	8.03%

Expense Ratios**

Fund	Gross	Net
ProFund VP Short International	1.70%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100)%
Total Exposure	(100)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Short International primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

MSCI EAFE Index – Composition

Industry Breakdown	% of Index
Financials	16%
Industrials	16%
Health Care	13%
Consumer Discretionary	13%
Consumer Staples	10%
Information Technology	10%
Materials	8%
Communication Services	5%
Utilities	3%
Energy	3%
Real Estate	3%

Country Composition
Japan	23%
United Kingdom	15%
France	12%
Switzerland	10%
Germany	9%
Other	31%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the U.S.-traded MSCI EAFE futures contract and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Short International :: 223

Schedule of Portfolio Investments :: December 31, 2021

Repurchase Agreements(a)(b) (99.9%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $536,000	$536,000	$536,000
TOTAL REPURCHASE AGREEMENTS (Cost $536,000)		536,000
TOTAL INVESTMENT SECURITIES (Cost $536,000) — 99.9%		536,000
Net other assets (liabilities) — 0.1%		763
NET ASSETS — 100.0%		$536,763

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2021, the aggregate amount held in a segregated account was $220,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements — Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index	Goldman Sachs International	1/27/22	0.12%	$(123,999)	$544
MSCI EAFE Index	UBS AG	1/27/22	0.22%	(410,770)	1,764
				$(534,769)	$2,308

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

224 :: ProFund VP Short International :: Financial Statements

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$536,000
Repurchase agreements, at value	536,000
Total Investment Securities, at value	536,000
Cash	258
Unrealized appreciation on swap agreements	2,308
Receivable for capital shares issued	28
Prepaid expenses	3
TOTAL ASSETS	538,597

LIABILITIES:
Payable for capital shares redeemed	136
Advisory fees payable	472
Management services fees payable	63
Administration fees payable	41
Administrative services fees payable	363
Distribution fees payable	401
Transfer agency fees payable	64
Fund accounting fees payable	25
Compliance services fees payable	3
Other accrued expenses	266
TOTAL LIABILITIES	1,834
NET ASSETS	$536,763

NET ASSETS CONSIST OF:
Capital	$2,887,730
Total distributable earnings (loss)	(2,350,967)
NET ASSETS	$536,763
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	21,349
Net Asset Value (offering and redemption price per share)	$25.14

Statement of Operations For the Year Ended
December 31, 2021

INVESTMENT INCOME:
Interest	$10

EXPENSES:
Advisory fees	4,274
Management services fees	570
Administration fees	392
Transfer agency fees	345
Administrative services fees	1,302
Distribution fees	1,425
Custody fees	85
Fund accounting fees	231
Trustee fees	10
Compliance services fees	3
Other fees	399
Recoupment of prior expenses reduced by the Advisor	268
TOTAL NET EXPENSES	9,304
NET INVESTMENT INCOME (LOSS)	(9,294)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	(111,588)
Change in net unrealized appreciation/depreciation on swap agreements	1,482
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(110,106)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(119,400)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Short International :: 225

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(9,294)	$(14,177)
Net realized gains (losses) on investments	(111,588)	(304,709)
Change in net unrealized appreciation/depreciation on investments	1,482	(1,131)
Change in net assets resulting from operations	(119,400)	(320,017)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	—	(3,789)
Change in net assets resulting from distributions	—	(3,789)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	2,980,066	8,938,153
Distributions reinvested	—	3,789
Value of shares redeemed	(3,008,511)	(8,529,787)
Change in net assets resulting from capital transactions	(28,445)	412,155
Change in net assets	(147,845)	88,349

NET ASSETS:
Beginning of period	684,608	596,259
End of period	$536,763	$684,608

SHARE TRANSACTIONS:
Issued	112,771	229,595
Reinvested	—	115
Redeemed	(115,005)	(223,082)
Change in shares	(2,234)	6,628

See accompanying notes to financial statements.

226 :: ProFund VP Short International :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019(a)	Year Ended Dec. 31, 2018(a)		Year Ended Dec. 31, 2017(a)
Net Asset Value, Beginning of Period	$29.03	$35.17	$43.87	$37.99		$47.87

Investment Activities:
Net investment income (loss)(b)	(0.43)	(0.53)	0.19	0.16		(0.36)
Net realized and unrealized gains (losses) on investments	(3.46)	(5.40)	(7.70)	5.72		(9.52)
Total income (loss) from investment activities	(3.89)	(5.93)	(7.51)	5.88		(9.88)

Distributions to Shareholders From:
Net investment income	—	(0.21)	(0.20)	—		—
Net realized gains on investments	—	—	(0.99)	—		—
Total distributions	—	(0.21)	(1.19)	—		—

Net Asset Value, End of Period	$25.14	$29.03	$35.17	$43.87		$37.99

Total Return	(13.40)%	(16.94)%	(17.42)%	15.47	%(c)	(20.63)%

Ratios to Average Net Assets:
Gross expenses	1.63%	1.70%	1.69%	1.54%		1.69%
Net expenses	1.63%	1.68%	1.68%	1.46	%(c)	1.68%
Net investment income (loss)	(1.63)%	(1.43)%	0.48%	0.41	%(c)	(0.90)%

Supplemental Data:
Net assets, end of period (000's)	$537	$685	$596	$2,183		$611
Portfolio turnover rate(d)	—	—	—	—		—

(a)	As described in Note 8, share amounts have been adjusted for 1:4 reverse share split that occurred on November 18, 2019.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.54% and 0.33%, respectively, and the total return would have been 15.39%.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Short Mid-Cap :: 227

ProFund VP Short Mid-Cap (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the S&P MidCap 400® Index (the "Index") for a single day, not for any other period. A "single day" is measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund's stated multiple (-1x) times the return of the Fund's Index for the same period. For periods longer than a single day, the Fund will lose money if the Index's performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2021, the Fund had a total return of -23.87%. For the same period, the Index had a total return of 24.76%1 and a volatility of 17.93%. For the year, the Fund achieved an average daily statistical correlation of 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, and financial viability. Reconstitution occurs both on a quarterly and ongoing basis.

During the year ended December 31, 2021, the Fund invested in swap agreements as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Mid-Cap from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Short Mid-Cap	-23.87%	-16.09%	-16.37%
S&P MidCap 400®	24.76%	13.09%	14.20%

Expense Ratios**

Fund	Gross	Net
ProFund VP Short Mid-Cap	1.76%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100)%
Total Exposure	(100)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Short Mid-Cap primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

S&P MidCap 400® Index – Composition

% of Index
Industrials	20%
Consumer Discretionary	15%
Information Technology	14%
Financials	14%
Real Estate	10%
Health Care	10%
Materials	7%
Consumer Staples	3%
Utilities	3%
Energy	2%
Communication Services	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

228 :: ProFund VP Short Mid-Cap :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2021

Repurchase Agreements(a)(b) (123.5%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $55,000	$55,000	$55,000
TOTAL REPURCHASE AGREEMENTS (Cost $55,000)		55,000
TOTAL INVESTMENT SECURITIES (Cost $55,000) — 123.5%		55,000
Net other assets (liabilities) — (23.5)%		(10,464)
NET ASSETS — 100.0%		$44,536

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2021, the aggregate amount held in a segregated account was $5,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements—Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P MidCap 400	Goldman Sachs International	1/27/22	(0.18)%	$(30,545)	$(81)
S&P MidCap 400	UBS AG	1/27/22	(0.08)%	(13,878)	(86)
				$(44,423)	$(167)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Short Mid-Cap :: 229

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$55,000
Repurchase agreements, at value	55,000
Total Investment Securities, at value	55,000
Cash	319
Prepaid expenses	6
TOTAL ASSETS	55,325

LIABILITIES:
Payable for capital shares redeemed	10,467
Unrealized depreciation on swap agreements	167
Advisory fees payable	65
Management services fees payable	9
Administration fees payable	3
Administrative services fees payable	14
Distribution fees payable	15
Transfer agency fees payable	4
Fund accounting fees payable	2
Compliance services fees payable	—	(a)
Other accrued expenses	43
TOTAL LIABILITIES	10,789
NET ASSETS	$44,536

NET ASSETS CONSIST OF:
Capital	$2,588,796
Total distributable earnings (loss)	(2,544,260)
NET ASSETS	$44,536
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	5,860
Net Asset Value (offering and redemption price per share)	$7.60

(a) Amount is less than $0.50.

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Interest	$1

EXPENSES:
Advisory fees	547
Management services fees	73
Administration fees	56
Transfer agency fees	47
Administrative services fees	189
Distribution fees	182
Custody fees	14
Fund accounting fees	31
Trustee fees	2
Compliance services fees	— (a)
Other fees	49
Recoupment of prior expenses reduced by the Advisor	40
Total Gross Expenses before reductions	1,230
Expenses reduced and reimbursed by the Advisor	(5)
TOTAL NET EXPENSES	1,225
NET INVESTMENT INCOME (LOSS)	(1,224)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Gain received from non-recurring class action settlement	94
Net realized gains (losses) on swap agreements	(37,779)
Change in net unrealized appreciation/depreciation on swap agreements	(87)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(37,772)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(38,996)

See accompanying notes to financial statements.

230 :: ProFund VP Short Mid-Cap :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(1,224)	$(4,648)
Net realized gains (losses) on investments	(37,685)	123,744
Change in net unrealized appreciation/depreciation on investments	(87)	(6)
Change in net assets resulting from operations	(38,996)	119,090

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(139,495)	(1,287)
Change in net assets resulting from distributions	(139,495)	(1,287)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	4,378,802	19,396,710
Distributions reinvested	24,595	1,287
Value of shares redeemed	(4,248,482)	(19,589,287)
Change in net assets resulting from capital transactions	154,915	(191,290)
Change in net assets	(23,576)	(73,487)

NET ASSETS:
Beginning of period	68,112	141,599
End of period	$44,536	$68,112

SHARE TRANSACTIONS:
Issued	386,203	650,184
Reinvested	3,022	53
Redeemed	(386,749)	(651,955)
Change in shares	2,476	(1,718)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Short Mid-Cap :: 231

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021		Year Ended Dec. 31, 2020		Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$20.13		$27.75		$35.30	$33.94	$40.17

Investment Activities:
Net investment income (loss)(a)	(0.18)		(0.44)		0.18	0.05	(0.30)
Net realized and unrealized gains (losses) on investments	(4.08)		(6.91	)(b)	(7.64)	3.33	(5.66)
Total income (loss) from investment activities	(4.26)		(7.35)		(7.46)	3.38	(5.96)

Distributions to Shareholders From:
Net investment income	—		(0.27)		(0.09)	—	—
Net realized gains on investments	(8.27)		—		—	(2.02)	(0.27)
Total distributions	(8.27)		(0.27)		(0.09)	(2.02)	(0.27)
Net Asset Value, End of Period	$7.60		$20.13		$27.75	$35.30	$33.94

Total Return	(23.87	)%(c)	(26.65)%		(21.17)%	10.97%	(14.85)%

Ratios to Average Net Assets:
Gross expenses	1.69%		1.76%		1.66%	1.67%	1.68%
Net expenses	1.68%		1.69	%(d)	1.66%	1.67%	1.68%
Net investment income (loss)	(1.68)%		(1.49)%		0.59%	0.17%	(0.81)%

Supplemental Data:
Net assets, end of period (000's)	$45		$68		$142	$657	$165
Portfolio turnover rate(e)	—		—		—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(c)	During the year ended December 31, 2021, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.16%.
(d)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

232 :: ProFund VP Short Nasdaq-100 :: Management Discussion of Fund Performance

ProFund VP Short Nasdaq-100 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the Nasdaq-100® Index (the "Index") for a single day, not for any other period. A "single day" is measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund's stated multiple (-1x) times the return of the Fund's Index for the same period. For periods longer than a single day, the Fund will lose money if the Index's performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2021, the Fund had a total return of -25.13%. For the same period, the Index had a total return of 27.51%1 and a volatility of 18.57%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index, a modified market capitalization-weighted index, includes 100 of the largest non-financial domestic and international issues listed on Nasdaq.

During the year ended December 31, 2021, the Fund invested in swap agreements and futures contracts as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Nasdaq-100 from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Short Nasdaq-100	-25.13%	-25.87%	-22.23%
Nasdaq-100® Index	27.51%	28.63%	23.15%

Expense Ratios**

Fund	Gross	Net
ProFund VP Short Nasdaq-100	1.75%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(99)%
Total Exposure	(99)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Short Nasdaq-100 primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Nasdaq-100® Index – Composition

% of Index
Information Technology	51%
Communication Services	18%
Consumer Discretionary	16%
Health Care	6%
Consumer Staples	5%
Industrials	3%
Utilities	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Short Nasdaq-100 :: 233

Schedule of Portfolio Investments :: December 31, 2021

Repurchase Agreements(a)(b) (106.7%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $1,944,000	$1,944,000	$1,944,000
TOTAL REPURCHASE AGREEMENTS (Cost $1,944,000)		1,944,000
TOTAL INVESTMENT SECURITIES (Cost $1,944,000) — 106.7%		1,944,000
Net other assets (liabilities) — (6.7)%		(121,372)
NET ASSETS — 100.0%		$1,822,628

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2021, the aggregate amount held in a segregated account was $274,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements — Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Nasdaq-100 Index	Goldman Sachs International	1/27/22	(0.43)%	$(1,419,847)	$19,907
Nasdaq-100 Index	UBS AG	1/27/22	(0.23)%	(391,682)	7,652
				$(1,811,529)	$27,559

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

234 :: ProFund VP Short Nasdaq-100 :: Financial Statements

Statement of Assets and Liabilities

December 31, 2021

ASSETS:
Total Investment Securities, at cost	$1,944,000
Repurchase agreements, at value	1,944,000
Total Investment Securities, at value	1,944,000
Segregated cash balances for swap agreements with custodian	625
Unrealized appreciation on swap agreements	27,559
Receivable for capital shares issued	6,729
Prepaid expenses	27
TOTAL ASSETS	1,978,940

LIABILITIES:
Cash overdraft	76
Payable for capital shares redeemed	145,863
Advisory fees payable	2,959
Management services fees payable	395
Administration fees payable	249
Administrative services fees payable	2,120
Distribution fees payable	2,322
Transfer agency fees payable	453
Fund accounting fees payable	138
Compliance services fees payable	13
Other accrued expenses	1,724
TOTAL LIABILITIES	156,312
NET ASSETS	$1,822,628

NET ASSETS CONSIST OF:
Capital	$15,785,483
Total distributable earnings (loss)	(13,962,855)
NET ASSETS	$1,822,628
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	135,118
Net Asset Value (offering and redemption price per share)	$13.49

Statement of Operations

For the Year Ended December 31, 2021

INVESTMENT INCOME:
Interest	$124

EXPENSES:
Advisory fees	25,999
Management services fees	3,467
Administration fees	2,627
Transfer agency fees	2,076
Administrative services fees	8,408
Distribution fees	8,666
Custody fees	472
Fund accounting fees	1,398
Trustee fees	69
Compliance services fees	13
Other fees	2,983
Recoupment of prior expenses reduced by the Advisor	2,061
TOTAL NET EXPENSES	58,239
NET INVESTMENT INCOME (LOSS)	(58,115)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	(173,395)
Net realized gains (losses) on swap agreements	(155,929)
Change in net unrealized appreciation/depreciation on futures contracts	62,482
Change in net unrealized appreciation/depreciation on swap agreements	41,331
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(225,511)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(283,626)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Short Nasdaq-100 :: 235

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(58,115)	$(92,549)
Net realized gains (losses) on investments	(329,324)	(706,056)
Change in net unrealized appreciation/depreciation on investments	103,813	(103,227)
Change in net assets resulting from operations	(283,626)	(901,832)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(224,885)	(11,485)
Change in net assets resulting from distributions	(224,885)	(11,485)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	279,257,492	321,915,101
Distributions reinvested	224,885	11,485
Value of shares redeemed	(282,271,549)	(323,245,706)
Change in net assets resulting from capital transactions	(2,789,172)	(1,319,120)
Change in net assets	(3,297,683)	(2,232,437)

NET ASSETS:
Beginning of period	5,120,311	7,352,748
End of period	$1,822,628	$5,120,311

SHARE TRANSACTIONS:
Issued	17,721,531	13,086,902
Reinvested	12,939	587
Redeemed	(17,880,396)	(13,036,912)
Change in shares	(145,926)	50,577

See accompanying notes to financial statements.

236 :: ProFund VP Short Nasdaq-100 :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019(a)		Year Ended Dec. 31, 2018(a)		Year Ended Dec. 31, 2017(a)
Net Asset Value, Beginning of Period	$18.22	$31.90	$44.38		$45.72		$61.17

Investment Activities:
Net investment income (loss)(b)	(0.27)	(0.32)	0.12		0.04		(0.44)
Net realized and unrealized gains (losses) on investments	(4.26)	(13.32)	(12.55)		(1.38)		(15.01)
Total income (loss) from investment activities	(4.53)	(13.64)	(12.43)		(1.34)		(15.45)

Distributions to Shareholders From:
Net investment income	—	(0.04)	(0.05)		—		—
Net realized gains on investments	(0.20)	—	—		—		—
Total distributions	(0.20)	(0.04)	(0.05)		—		—

Net Asset Value, End of Period	$13.49	$18.22	$31.90		$44.38		$45.72

Total Return	(25.13)%	(42.77)%	(28.05)%		(2.89	)%(c)	(25.25)%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.75%	1.73%		1.76%		1.72%
Net expenses	1.68%	1.68%	1.69	%(d)	1.66	%(c)	1.68%
Net investment income (loss)	(1.68)%	(1.33)%	0.32%		0.08	%(c)	(0.85)%

Supplemental Data:
Net assets, end of period (000's)	$1,823	$5,120	$7,353		$4,667		$3,593
Portfolio turnover rate(e)	—	—	—		—		—

(a)	As described in Note 8, share amounts have been adjusted for 1:4 reverse share split that occurred on November 18, 2019.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.67% and 0.07%, respectively, and the total return would have been (2.90)%.
(d)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Short Small-Cap :: 237

ProFund VP Short Small-Cap (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the Russell 2000® Index (the "Index") for a single day, not for any other period. A "single day" is measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund's stated multiple (-1x) times the return of the Fund's Index for the same period. For periods longer than a single day, the Fund will lose money if the Index's performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2021, the Fund had a total return of -19.05%. For the same period, the Index had a total return of 14.82%1 and a volatility of 21.98%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended December 31, 2021, the Fund invested in swap agreements and futures contracts as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Small-Cap from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Short Small-Cap	-19.05%	-16.20%	-16.62%
Russell 2000® Index	14.82%	12.02%	13.23%

Expense Ratios**

Fund	Gross	Net
ProFund VP Short Small-Cap	1.83%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Futures Contracts	(11)%
Swap Agreements	(88)%
Total Exposure	(99)%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Short Small-Cap primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Russell 2000® Index – Composition

% of Index
Health Care	19%
Financials	16%
Industrials	15%
Information Technology	15%
Consumer Discretionary	11%
Real Estate	7%
Energy	4%
Materials	4%
Consumer Staples	3%
Communication Services	3%
Utilities	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

238 :: ProFund VP Short Small-Cap :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2021

Repurchase Agreements(a)(b) (116.6%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $1,161,000	$1,161,000	$1,161,000
TOTAL REPURCHASE AGREEMENTS (Cost $1,161,000)		1,161,000
TOTAL INVESTMENT SECURITIES (Cost $1,161,000)—116.6%		1,161,000
Net other assets (liabilities)—(16.6)%		(165,348)
NET ASSETS—100.0%		$995,652

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2021, the aggregate amount held in a segregated account was $246,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini Russell 2000 Index Futures Contracts	1	3/21/22	$(112,140)	$(1,694)

Total Return Swap Agreements—Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Russell 2000 Index	Goldman Sachs International	1/27/22	(0.08)%	$(370,476)	$501
Russell 2000 Index	UBS AG	1/27/22	0.42%	(507,440)	4,585
				$(877,916)	$5,086

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Short Small-Cap :: 239

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$1,161,000
Repurchase agreements, at value	1,161,000
Total Investment Securities, at value	1,161,000
Cash	181
Segregated cash balances for futures contracts with brokers	6,600
Unrealized appreciation on swap agreements	5,086
Receivable for capital shares issued	181
Variation margin on futures contracts	205
Prepaid expenses	5
TOTAL ASSETS	1,173,258

LIABILITIES:
Payable for capital shares redeemed	174,256
Advisory fees payable	1,019
Management services fees payable	136
Administration fees payable	79
Administrative services fees payable	583
Distribution fees payable	593
Transfer agency fees payable	107
Fund accounting fees payable	45
Compliance services fees payable	5
Other accrued expenses	783
TOTAL LIABILITIES	177,606
NET ASSETS	$995,652

NET ASSETS CONSIST OF:
Capital	$6,919,650
Total distributable earnings (loss)	(5,923,998)
NET ASSETS	$995,652
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	44,557
Net Asset Value (offering and redemption price per share)	$22.35

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Interest	$17

EXPENSES:
Advisory fees	8,324
Management services fees	1,110
Administration fees	853
Transfer agency fees	692
Administrative services fees	2,770
Distribution fees	2,775
Custody fees	172
Fund accounting fees	471
Trustee fees	19
Compliance services fees	6
Other fees	1,314
Recoupment of prior expenses reduced by the Advisor	200
Total Gross Expenses before reductions	18,706
Expenses reduced and reimbursed by the Advisor	(59)
TOTAL NET EXPENSES	18,647
NET INVESTMENT INCOME (LOSS)	(18,630)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	(16,123)
Net realized gains (losses) on swap agreements	(234,252)
Change in net unrealized appreciation/depreciation on futures contracts	1,970
Change in net unrealized appreciation/depreciation on swap agreements	(1,010)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(249,415)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(268,045)

See accompanying notes to financial statements.

240 :: ProFund VP Short Small-Cap :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(18,630)	$(28,165)
Net realized gains (losses) on investments	(250,375)	(252,652)
Change in net unrealized appreciation/depreciation on investments	960	7,905
Change in net assets resulting from operations	(268,045)	(272,912)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	—	(9,164)
Change in net assets resulting from distributions	—	(9,164)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	25,830,717	45,008,330
Distributions reinvested	—	9,164
Value of shares redeemed	(25,651,108)	(45,506,199)
Change in net assets resulting from capital transactions	179,609	(488,705)
Change in net assets	(88,436)	(770,781)

NET ASSETS:
Beginning of period	1,084,088	1,854,869
End of period	$995,652	$1,084,088

SHARE TRANSACTIONS:
Issued	1,108,415	1,018,688	(a)
Reinvested	—	259	(a)
Redeemed	(1,103,127)	(1,025,160	)(a)
Change in shares	5,288	(6,213)

(a)	As described in Note 8, share amounts have been adjusted for 1:4 reverse share split that occurred on December 14, 2020.

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Short Small-Cap :: 241

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020(a)	Year Ended Dec. 31, 2019(a)	Year Ended Dec. 31, 2018(a)		Year Ended Dec. 31, 2017(a)
Net Asset Value, Beginning of Period	$27.61	$40.78	$57.35	$51.94		$60.57

Investment Activities:
Net investment income (loss)(b)	(0.39)	(0.56)	0.20	0.04		(0.48)
Net realized and unrealized gains (losses) on investments	(4.87)	(12.42)	(11.57)	5.37		(8.15)
Total income (loss) from investment activities	(5.26)	(12.98)	(11.37)	5.41		(8.63)

Distributions to Shareholders From:
Net investment income	—	(0.19)	(0.04)	—		—
Net realized gains on investments	—	—	(5.16)	—		—
Total distributions	—	(0.19)	(5.20)	—		—

Net Asset Value, End of Period	$22.35	$27.61	$40.78	$57.35		$51.94

Total Return	(19.05)%	(31.96)%	(20.78)%	10.39	%(c)	(14.20)%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.83%	1.77%	1.78%		1.70%
Net expenses	1.68%	1.68%	1.68%	1.68	%(c)	1.68%
Net investment income (loss)	(1.68)%	(1.36)%	0.42%	0.10	%(c)	(0.87)%

Supplemental Data:
Net assets, end of period (000's)	$996	$1,084	$1,855	$2,931		$1,882
Portfolio turnover rate(d)	—	—	—	—		—

(a)	As described in Note 8, share amounts have been adjusted for 1:4 reverse share split that occurred on December 14, 2020.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. The effect to the net expense ratio, net investment income (loss) ratio, and total return were each less than 0.005%.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

242 :: ProFund VP Small-Cap :: Management Discussion of Fund Performance

ProFund VP Small-Cap (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the Russell 2000® Index (the "Index"). For the year ended December 31, 2021, the Fund had a total return of 12.88%. For the same period, the Index had a total return of 14.82%1 and a volatility of 21.98%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended December 31, 2021, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Small-Cap	12.88%	9.85%	11.22%
Russell 2000® Index	14.82%	12.02%	13.23%

Expense Ratios**

Fund	Gross	Net
ProFund VP Small-Cap	1.82%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	71%
Swap Agreements	29%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
AMC Entertainment Holdings, Inc.	0.3%
Synaptics, Inc.	0.3%
Lattice Semiconductor Corp.	0.2%
EastGroup Properties, Inc.	0.2%
BJ's Wholesale Club Holdings, Inc.	0.2%

Russell 2000® Index – Composition

% of Index
Health Care	19%
Financials	16%
Industrials	15%
Information Technology	15%
Consumer Discretionary	11%
Real Estate	7%
Energy	4%
Materials	4%
Consumer Staples	3%
Communication Services	3%
Utilities	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Small-Cap :: 243

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (70.8%)

	Shares	Value
1-800-Flowers.com, Inc.*—Class A (Internet & Direct Marketing Retail)	93	$2,173
1Life Healthcare, Inc.* (Health Care Providers & Services)	405	7,116
1st Source Corp. (Banks)	59	2,926
1stdibs.com, Inc.* (Internet & Direct Marketing Retail)	23	288
22nd Century Group, Inc.* (Tobacco)	559	1,727
2seventy bio, Inc.* (Biotechnology)	78	1,999
2U, Inc.* (Diversified Consumer Services)	252	5,058
3D Systems Corp.* (Technology Hardware, Storage & Peripherals)	431	9,283
4D Molecular Therapeutics, Inc.* (Biotechnology)	97	2,128
89bio, Inc.* (Biotechnology)	34	444
8x8, Inc.* (Software)	392	6,570
9 Meters Biopharma, Inc.* (Pharmaceuticals)	786	769
908 Devices, Inc.* (Electronic Equipment, Instruments & Components)	65	1,682
A10 Networks, Inc. (Software)	209	3,465
AAON, Inc. (Building Products)	146	11,597
AAR Corp.* (Aerospace & Defense)	118	4,606
Aaron's Co., Inc. (The) (Specialty Retail)	109	2,687
Abercrombie & Fitch Co.*—Class A (Specialty Retail)	203	7,070
ABM Industries, Inc. (Commercial Services & Supplies)	234	9,559
Absci Corp.* (Life Sciences Tools & Services)	48	394
Acacia Research Corp.* (Professional Services)	170	872
Academy Sports & Outdoors, Inc.* (Leisure Products)	270	11,853
ACADIA Pharmaceuticals, Inc.* (Biotechnology)	416	9,709
Acadia Realty Trust (Equity Real Estate Investment Trusts)	302	6,593
Accel Entertainment, Inc.* (Hotels, Restaurants & Leisure)	196	2,552
Accelerate Diagnostics, Inc.* (Life Sciences Tools & Services)	115	600
ACCO Brands Corp. (Commercial Services & Supplies)	324	2,676
Accolade, Inc.* (Health Care Technology)	175	4,613
Accuray, Inc.* (Health Care Equipment & Supplies)	313	1,493
ACI Worldwide, Inc.* (Software)	410	14,227
Aclaris Therapeutics, Inc.* (Pharmaceuticals)	177	2,574
Acumen Pharmaceuticals, Inc.* (Biotechnology)	35	237
Acushnet Holdings Corp. (Leisure Products)	119	6,317
Acutus Medical, Inc.* (Health Care Equipment & Supplies)	66	225
Adagio Therapeutics, Inc.* (Biotechnology)	73	530
AdaptHealth Corp.* (Health Care Providers & Services)	249	6,091
Addus Homecare Corp.* (Health Care Providers & Services)	53	4,956
Adicet Bio, Inc.* (Pharmaceuticals)	73	1,277
Adient PLC* (Auto Components)	330	15,800
Adtalem Global Education, Inc.* (Diversified Consumer Services)	172	5,084
ADTRAN, Inc. (Communications Equipment)	167	3,813
Advanced Energy Industries, Inc. (Semiconductors & Semiconductor Equipment)	131	11,929
AdvanSix, Inc. (Chemicals)	95	4,489
Advantage Solutions, Inc.* (Media)	265	2,125
Advent Technologies Holdings, Inc.* (Electrical Equipment)	55	386
Adverum Biotechnologies, Inc.* (Biotechnology)	302	532
Aeglea BioTherapeutics, Inc.* (Biotechnology)	141	670
Aemetis, Inc.* (Oil, Gas & Consumable Fuels)	94	1,156
Aerie Pharmaceuticals, Inc.* (Pharmaceuticals)	147	1,032
Aerojet Rocketdyne Holdings, Inc. (Aerospace & Defense)	260	12,158
Aerovate Therapeutics, Inc.* (Biotechnology)	35	413
AeroVironment, Inc.* (Aerospace & Defense)	78	4,838
AerSale Corp.* (Aerospace & Defense)	33	585
Aeva Technologies, Inc.* (Electronic Equipment, Instruments & Components)	367	2,775
AFC Gamma, Inc. (Mortgage Real Estate Investment Trusts)	43	979
Affimed N.V.* (Biotechnology)	403	2,225
AgEagle Aerial Systems, Inc.* (Machinery)	236	371
Agenus, Inc.* (Biotechnology)	761	2,450
Agiliti, Inc.* (Health Care Providers & Services)	82	1,899
Agilysys, Inc.* (Software)	74	3,290
Agios Pharmaceuticals, Inc.* (Biotechnology)	189	6,212
Agree Realty Corp. (Equity Real Estate Investment Trusts)	239	17,055
Air Transport Services Group, Inc.* (Air Freight & Logistics)	205	6,023
AirSculpt Technologies, Inc.* (Health Care Providers & Services)	23	395
aka Brands Holding Corp.* (Internet & Direct Marketing Retail)	33	305
Akebia Therapeutics, Inc.* (Biotechnology)	606	1,370
Akero Therapeutics, Inc.* (Biotechnology)	89	1,882
Akouos, Inc.* (Biotechnology)	83	706
Akoustis Technologies, Inc.* (Electronic Equipment, Instruments & Components)	170	1,136
Akoya Biosciences, Inc.* (Life Sciences Tools & Services)	47	720
Alamo Group, Inc. (Machinery)	35	5,151
Alarm.com Holdings, Inc.* (Software)	164	13,909
Albany International Corp.—Class A (Machinery)	107	9,464
Albireo Pharma, Inc.* (Biotechnology)	59	1,374
Aldeyra Therapeutics, Inc.* (Biotechnology)	169	676
Alector, Inc.* (Biotechnology)	203	4,192
Alerus Financial Corp. (Diversified Financial Services)	52	1,523
Alexander & Baldwin, Inc. (Equity Real Estate Investment Trusts)	252	6,323
Alexander's, Inc. (Equity Real Estate Investment Trusts)	7	1,822
Alignment Healthcare, Inc.* (Health Care Providers & Services)	276	3,881
Aligos Therapeutics, Inc.* (Biotechnology)	73	867
Alkami Technology, Inc.* (Software)	99	1,986
Alkermes PLC* (Biotechnology)	557	12,956
Allakos, Inc.* (Biotechnology)	123	1,204
Allegheny Technologies, Inc.* (Metals & Mining)	442	7,041

See accompanying notes to financial statements.

244 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Allegiance Bancshares, Inc. (Banks)	66	$2,786
Allegiant Travel Co.* (Airlines)	53	9,913
ALLETE, Inc. (Electric Utilities)	182	12,076
Allied Motion Technologies, Inc. (Electrical Equipment)	40	1,460
Allogene Therapeutics, Inc.* (Biotechnology)	236	3,521
Allovir, Inc.* (Biotechnology)	102	1,320
Allscripts Healthcare Solutions, Inc.* (Health Care Technology)	422	7,786
Alpha & Omega Semiconductor, Ltd.* (Semiconductors & Semiconductor Equipment)	74	4,481
Alpha Teknova, Inc.* (Biotechnology)	24	492
Alphatec Holdings, Inc.* (Health Care Equipment & Supplies)	246	2,812
Alpine Immune Sciences, Inc.* (Biotechnology)	40	554
Alta Equipment Group, Inc.* (Trading Companies & Distributors)	66	966
Altair Engineering, Inc.*—Class A (Software)	161	12,449
Altimmune, Inc.* (Biotechnology)	138	1,264
Alto Ingredients, Inc.* (Oil, Gas & Consumable Fuels)	248	1,193
Altra Industrial Motion Corp. (Machinery)	225	11,603
Altus Midstream Co.—Class A (Oil, Gas & Consumable Fuels)	11	674
ALX Oncology Holdings, Inc.* (Biotechnology)	62	1,332
Amalgamated Financial Corp. (Banks)	47	788
A-Mark Precious Metals, Inc. (Diversified Financial Services)	31	1,894
Ambac Financial Group, Inc.* (Insurance)	158	2,536
Ambarella, Inc.* (Semiconductors & Semiconductor Equipment)	123	24,956
AMC Entertainment Holdings, Inc.*(a)(Entertainment)	1,794	48,797
AMC Networks, Inc.*—Class A (Media)	101	3,478
Amerant Bancorp, Inc. (Banks)	94	3,248
Ameresco, Inc.*—Class A (Construction & Engineering)	107	8,714
American Assets Trust, Inc. (Equity Real Estate Investment Trusts)	173	6,493
American Axle & Manufacturing Holdings, Inc.* (Auto Components)	392	3,657
American Eagle Outfitters, Inc. (Specialty Retail)	529	13,394
American Equity Investment Life Holding Co. (Insurance)	287	11,170
American Finance Trust, Inc. (Equity Real Estate Investment Trusts)	431	3,935
American National Bankshares, Inc. (Banks)	36	1,356
American National Group, Inc. (Insurance)	26	4,910
American Outdoor Brands, Inc.* (Leisure Products)	49	977
American Public Education, Inc.* (Diversified Consumer Services)	65	1,446
American Software, Inc.—Class A (Software)	109	2,853
American States Water Co. (Water Utilities)	128	13,241
American Superconductor Corp.* (Electrical Equipment)	96	1,044
American Vanguard Corp. (Chemicals)	102	1,672
American Well Corp.*—Class A (Health Care Technology)	635	3,835
American Woodmark Corp.* (Building Products)	57	3,716
America's Car-Mart, Inc.* (Specialty Retail)	21	2,150
Ameris Bancorp (Banks)	231	11,476
AMERISAFE, Inc. (Insurance)	67	3,607
Amicus Therapeutics, Inc.* (Biotechnology)	913	10,545
Amkor Technology, Inc. (Semiconductors & Semiconductor Equipment)	355	8,800
AMMO, Inc.* (Leisure Products)	303	1,651
AMN Healthcare Services, Inc.* (Health Care Providers & Services)	164	20,063
Amneal Pharmaceuticals, Inc.* (Pharmaceuticals)	346	1,657
Amphastar Pharmaceuticals, Inc.* (Pharmaceuticals)	129	3,004
Ampio Pharmaceuticals, Inc.* (Pharmaceuticals)	677	386
Amyris, Inc.* (Oil, Gas & Consumable Fuels)	614	3,322
AnaptysBio, Inc.* (Biotechnology)	67	2,328
Anavex Life Sciences Corp.* (Biotechnology)	233	4,040
Angel Oak Mortgage, Inc. (Mortgage Real Estate Investment Trusts)	25	410
AngioDynamics, Inc.* (Health Care Equipment & Supplies)	130	3,585
Angion Biomedica Corp.* (Pharmaceuticals)	76	220
ANI Pharmaceuticals, Inc.* (Pharmaceuticals)	38	1,751
Anika Therapeutics, Inc.* (Health Care Equipment & Supplies)	50	1,792
Annexon, Inc.* (Biotechnology)	108	1,241
Antares Pharma, Inc.* (Health Care Equipment & Supplies)	580	2,071
Anterix, Inc.* (Diversified Telecommunication Services)	40	2,350
Antero Resources Corp.* (Oil, Gas & Consumable Fuels)	994	17,395
Apartment Investment and Management Co.* (Equity Real Estate Investment Trusts)	525	4,053
Apellis Pharmaceuticals, Inc.* (Biotechnology)	248	11,725
API Group Corp.* (Construction & Engineering)	701	18,065
Apogee Enterprises, Inc. (Building Products)	86	4,141
Apollo Commercial Real Estate Finance, Inc. (Mortgage Real Estate Investment Trusts)	487	6,409
Apollo Medical Holdings, Inc.* (Health Care Providers & Services)	131	9,626
Appfolio, Inc.* (Software)	66	7,990
AppHarvest, Inc.* (Food Products)	242	941
Appian Corp.* (Software)	137	8,934
Apple Hospitality REIT, Inc. (Equity Real Estate Investment Trusts)	745	12,032
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	133	13,659
Applied Molecular Transport, Inc.* (Biotechnology)	87	1,216
Applied Therapeutics, Inc.* (Biotechnology)	62	555
Apria, Inc.* (Health Care Providers & Services)	68	2,217
Apyx Medical Corp.* (Health Care Equipment & Supplies)	108	1,385
AquaBounty Technologies, Inc.* (Biotechnology)	182	382
Arbor Realty Trust, Inc. (Mortgage Real Estate Investment Trusts)	500	9,160
Arbutus Biopharma Corp.* (Biotechnology)	279	1,085
ArcBest Corp. (Road & Rail)	88	10,547
Arch Resources, Inc. (Oil, Gas & Consumable Fuels)	53	4,840
Archrock, Inc. (Energy Equipment & Services)	468	3,501
Arcimoto, Inc.* (Automobiles)	99	770
Arconic Corp.* (Metals & Mining)	371	12,246
Arcosa, Inc. (Construction & Engineering)	168	8,854
Arcturus Therapeutics Holdings, Inc.* (Biotechnology)	73	2,702

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 245

Common Stocks, continued

	Shares	Value
Arcus Biosciences, Inc.* (Biotechnology)	156	$6,313
Arcutis Biotherapeutics, Inc.* (Biotechnology)	96	1,991
Ardelyx, Inc.* (Biotechnology)	336	370
Arena Pharmaceuticals, Inc.* (Biotechnology)	215	19,982
Ares Commercial Real Estate Corp. (Mortgage Real Estate Investment Trusts)	152	2,210
Argan, Inc. (Construction & Engineering)	52	2,012
Argo Group International Holdings, Ltd. (Insurance)	110	6,392
Aris Water Solution, Inc.*—Class A (Commercial Services & Supplies)	68	881
Arko Corp.* (Specialty Retail)	419	3,675
Arlo Technologies, Inc.* (Electronic Equipment, Instruments & Components)	293	3,074
Armada Hoffler Properties, Inc. (Equity Real Estate Investment Trusts)	210	3,196
ARMOUR Residential REIT, Inc. (Mortgage Real Estate Investment Trusts)	310	3,041
Array Technologies, Inc.* (Electrical Equipment)	444	6,966
Arrow Financial Corp. (Banks)	48	1,691
Arrowhead Pharmaceuticals, Inc.* (Biotechnology)	352	23,339
Arteris, Inc.* (Software)	18	380
Artesian Resources Corp.—Class A (Water Utilities)	28	1,297
Artisan Partners Asset Management, Inc. (Capital Markets)	203	9,671
Arvinas, Inc.* (Pharmaceuticals)	164	13,470
Asana, Inc.*—Class A (Software)	247	18,414
Asbury Automotive Group, Inc.* (Specialty Retail)	80	13,818
Asensus Surgical, Inc.* (Health Care Equipment & Supplies)	813	902
ASGN, Inc.* (Professional Services)	177	21,842
Ashford Hospitality Trust, Inc.* (Equity Real Estate Investment Trusts)	59	566
Aspen Aerogels, Inc.* (Energy Equipment & Services)	77	3,834
Aspira Women's Health, Inc.* (Health Care Equipment & Supplies)	252	446
Assetmark Financial Holdings, Inc.* (Capital Markets)	63	1,651
Associated Banc-Corp. (Banks)	516	11,656
Associated Capital Group, Inc.—Class A (Capital Markets)	6	258
Astec Industries, Inc. (Machinery)	79	5,472
Astronics Corp.* (Aerospace & Defense)	87	1,044
Atara Biotherapeutics, Inc.* (Biotechnology)	302	4,760
Atea Pharmaceuticals, Inc.* (Biotechnology)	224	2,003
Aterian, Inc.* (Household Durables)	90	370
Athenex, Inc.* (Biotechnology)	300	408
Athersys, Inc.* (Biotechnology)	711	642
Athira Pharma, Inc.* (Pharmaceuticals)	112	1,459
Atkore, Inc.* (Electrical Equipment)	160	17,789
Atlantic Capital Bancshares, Inc.* (Banks)	68	1,956
Atlantic Union Bankshares (Banks)	262	9,770
Atlanticus Holdings Corp.* (Consumer Finance)	17	1,212
Atlas Air Worldwide Holdings, Inc.* (Air Freight & Logistics)	100	9,412
Atlas Technical Consultants, Inc.* (Professional Services)	50	421
ATN International, Inc. (Diversified Telecommunication Services)	39	1,558
Atomera, Inc.* (Semiconductors & Semiconductor Equipment)	71	1,429
Atossa Therapeutics, Inc.* (Health Care Equipment & Supplies)	406	650
Atreca, Inc.*—Class A (Biotechnology)	90	273
AtriCure, Inc.* (Health Care Equipment & Supplies)	156	10,847
Atrion Corp. (Health Care Equipment & Supplies)	5	3,525
Aura Biosciences, Inc.* (Biotechnology)	19	323
Avalo Therapeutics, Inc.* (Pharmaceuticals)	216	367
Avanos Medical, Inc.* (Health Care Equipment & Supplies)	167	5,790
Avaya Holdings Corp.*—Class C (Software)	287	5,683
Aveanna Healthcare Holdings, Inc.* (Health Care Providers & Services)	137	1,014
Aviat Networks, Inc.* (Communications Equipment)	38	1,219
Avid Bioservices, Inc.* (Biotechnology)	210	6,128
Avid Technology, Inc.* (Technology Hardware, Storage & Peripherals)	126	4,104
Avidity Biosciences, Inc.* (Biotechnology)	131	3,114
AvidXchange Holdings, Inc.* (Software)	88	1,325
Avient Corp. (Chemicals)	316	17,679
Avis Budget Group, Inc.* (Road & Rail)	144	29,861
Avista Corp. (Multi-Utilities)	246	10,453
Avita Medical, Inc.* (Biotechnology)	84	1,006
Avrobio, Inc.* (Biotechnology)	132	508
Axcelis Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	116	8,649
AxoGen, Inc.* (Health Care Equipment & Supplies)	134	1,256
Axonics, Inc.* (Health Care Equipment & Supplies)	159	8,904
Axos Financial, Inc.*—Class I (Thrifts & Mortgage Finance)	198	11,070
Axsome Therapeutics, Inc.* (Pharmaceuticals)	96	3,627
AXT, Inc.* (Semiconductors & Semiconductor Equipment)	141	1,242
AZZ, Inc. (Electrical Equipment)	86	4,755
B Riley Financial, Inc. (Capital Markets)	70	6,220
B&G Foods, Inc.(a)—Class A (Food Products)	222	6,822
Babcock & Wilcox Enterprises, Inc.* (Electrical Equipment)	193	1,741
Badger Meter, Inc. (Electronic Equipment, Instruments & Components)	101	10,763
Balchem Corp. (Chemicals)	112	18,882
Bally's Corp.* (Hotels, Restaurants & Leisure)	113	4,301
Banc of California, Inc. (Banks)	190	3,728
BancFirst Corp. (Banks)	60	4,234
Banco Latinoamericano de Comercio Exterior S.A.—Class E (Diversified Financial Services)	108	1,793
Bandwidth, Inc.* (Diversified Telecommunication Services)	80	5,741
Bank First Corp. (Banks)	23	1,662
Bank of Marin Bancorp (Banks)	54	2,010
BankUnited, Inc. (Banks)	309	13,074
Banner Corp. (Banks)	119	7,220
Bar Harbor Bankshares (Banks)	51	1,475
Barnes & Noble Education, Inc.* (Specialty Retail)	157	1,069
Barnes Group, Inc. (Machinery)	164	7,641
Barrett Business Services, Inc. (Professional Services)	26	1,796
Bassett Furniture Industries, Inc. (Household Durables)	32	537

See accompanying notes to financial statements.

246 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Beacon Roofing Supply, Inc.* (Trading Companies & Distributors)	194	$11,126
Beam Global* (Electrical Equipment)	31	577
Beam Therapeutics, Inc.* (Biotechnology)	178	14,185
Beauty Health Co. (The)* (Personal Products)	299	7,224
Beazer Homes USA, Inc.* (Household Durables)	102	2,368
Bed Bath & Beyond, Inc.* (Specialty Retail)	353	5,147
Belden, Inc. (Electronic Equipment, Instruments & Components)	154	10,122
BellRing Brands, Inc.*—Class A (Personal Products)	138	3,937
Benchmark Electronics, Inc. (Electronic Equipment, Instruments & Components)	122	3,306
Benefitfocus, Inc.* (Software)	87	927
Berkeley Lights, Inc.* (Life Sciences Tools & Services)	169	3,072
Berkshire Hills Bancorp, Inc. (Banks)	170	4,833
Berry Corp. (Oil, Gas & Consumable Fuels)	234	1,970
Beyondspring, Inc.* (Biotechnology)	78	353
BGC Partners, Inc.—Class A (Capital Markets)	1,099	5,110
Big 5 Sporting Goods Corp. (Specialty Retail)	72	1,369
Big Lots, Inc. (Multiline Retail)	112	5,046
BigCommerce Holdings, Inc.*—Class 1 (IT Services)	168	5,942
Biglari Holdings, Inc.*—Class B (Hotels, Restaurants & Leisure)	3	428
BioAtla, Inc.* (Biotechnology)	54	1,060
BioCryst Pharmaceuticals, Inc.* (Biotechnology)	625	8,656
BioDelivery Sciences International, Inc.* (Pharmaceuticals)	323	1,001
Biodesix, Inc.* (Health Care Providers & Services)	43	227
Biohaven Pharmaceutical Holding Co., Ltd.* (Biotechnology)	193	26,598
BioLife Solutions, Inc.* (Health Care Equipment & Supplies)	36	1,342
Biomea Fusion, Inc.* (Biotechnology)	75	559
Bionano Genomics, Inc.* (Life Sciences Tools & Services)	1,013	3,029
Bioventus, Inc.*—Class A (Health Care Equipment & Supplies)	97	1,406
Bioxcel Therapeutics, Inc.* (Biotechnology)	60	1,220
BJ's Restaurants, Inc.* (Hotels, Restaurants & Leisure)	78	2,695
BJ's Wholesale Club Holdings, Inc.* (Food & Staples Retailing)	476	31,877
Black Diamond Therapeutics, Inc.* (Biotechnology)	79	421
Black Hills Corp. (Multi-Utilities)	222	15,667
Blackbaud, Inc.* (Software)	166	13,111
Blackline, Inc.* (Software)	188	19,465
Blackstone Mortgage Trust, Inc.—Class A (Mortgage Real Estate Investment Trusts)	546	16,718
Blink Charging Co.* (Specialty Retail)	127	3,367
Bloom Energy Corp.* (Electrical Equipment)	494	10,833
Bloomin' Brands, Inc.* (Hotels, Restaurants & Leisure)	308	6,462
Blucora, Inc.* (Capital Markets)	169	2,927
Blue Bird Corp.* (Machinery)	55	860
Blue Foundry Bancorp* (Thrifts & Mortgage Finance)	97	1,419
Blue Ridge Bankshares, Inc. (Banks)	60	1,074
Bluebird Bio, Inc.* (Biotechnology)	235	2,348
Bluegreen Vacations Holding Corp.* (Hotels, Restaurants & Leisure)	50	1,755
BlueLinx Holdings, Inc.* (Trading Companies & Distributors)	32	3,064
Blueprint Medicines Corp.* (Biotechnology)	203	21,743
BM Technologies, Inc.* (IT Services)	17	157
Boise Cascade Co. (Trading Companies & Distributors)	137	9,754
Bolt Biotherapeutics, Inc.* (Biotechnology)	79	387
Boot Barn Holdings, Inc.* (Specialty Retail)	102	12,551
Boston Omaha Corp.*—Class A (Media)	71	2,040
Bottomline Technologies, Inc.* (Software)	156	8,809
Box, Inc.*—Class A (Software)	485	12,702
Brady Corp.—Class A (Commercial Services & Supplies)	164	8,840
Braemar Hotels & Resorts, Inc.* (Equity Real Estate Investment Trusts)	198	1,010
Brandywine Realty Trust (Equity Real Estate Investment Trusts)	589	7,904
Bridgebio Pharma, Inc.* (Biotechnology)	368	6,138
Bridgewater Bancshares, Inc.* (Thrifts & Mortgage Finance)	73	1,291
Brigham Minerals, Inc. (Oil, Gas & Consumable Fuels)	152	3,206
Bright Health Group, Inc.* (Insurance)	184	633
Brightcove, Inc.* (IT Services)	141	1,441
Brightsphere Investment Group, Inc. (Capital Markets)	201	5,146
BrightSpire Capital, Inc. (Mortgage Real Estate Investment Trusts)	293	3,006
BrightView Holdings, Inc.* (Commercial Services & Supplies)	142	1,999
Brinker International, Inc.* (Hotels, Restaurants & Leisure)	158	5,781
Bristow Group, Inc.* (Energy Equipment & Services)	82	2,597
Broadmark Realty Capital, Inc. (Mortgage Real Estate Investment Trusts)	446	4,206
Broadstone Net Lease, Inc. (Equity Real Estate Investment Trusts)	547	13,577
Brookdale Senior Living, Inc.* (Health Care Providers & Services)	643	3,318
Brookfield Infrastructure Corp.—Class A (Gas Utilities)	214	14,607
Brookline Bancorp, Inc. (Banks)	267	4,323
Brooklyn ImmunoTherapeutics, Inc.* (Entertainment)	103	430
BRP Group, Inc.*—Class A (Insurance)	165	5,958
BRT Apartments Corp. (Equity Real Estate Investment Trusts)	40	960
BTRS Holdings, Inc.* (Software)	229	1,791
Business First Bancshares, Inc. (Banks)	66	1,868
Butterfly Network, Inc.* (Health Care Equipment & Supplies)	434	2,903
Byline Bancorp, Inc. (Banks)	87	2,379
Byrna Technologies, Inc.* (Aerospace & Defense)	64	854
C4 Therapeutics, Inc.* (Biotechnology)	134	4,315
Cabot Corp. (Chemicals)	195	10,958
Cactus, Inc.—Class A (Energy Equipment & Services)	193	7,359
Cadence Bank (Banks)	653	19,454
Cadiz, Inc.* (Water Utilities)	74	286
Cadre Holdings, Inc. (Aerospace & Defense)	22	559
Caesarstone, Ltd. (Building Products)	79	896
CalAmp Corp.* (Communications Equipment)	123	868
Calavo Growers, Inc. (Food Products)	59	2,502
Caleres, Inc. (Specialty Retail)	128	2,903

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 247

Common Stocks, continued

	Shares	Value
California Resources Corp. (Oil, Gas & Consumable Fuels)	282	$12,044
California Water Service Group (Water Utilities)	183	13,150
Calix, Inc.* (Communications Equipment)	192	15,353
Callaway Golf Co.* (Leisure Products)	402	11,031
Callon Petroleum Co.* (Oil, Gas & Consumable Fuels)	165	7,796
Cal-Maine Foods, Inc. (Food Products)	142	5,253
Cambium Networks Corp.* (Communications Equipment)	37	948
Cambridge Bancorp (Banks)	24	2,246
Camden National Corp. (Banks)	51	2,456
Camping World Holdings, Inc.—Class A (Specialty Retail)	145	5,858
Cannae Holdings, Inc.* (Diversified Financial Services)	294	10,333
Canoo, Inc.* (Automobiles)	370	2,856
Cantaloupe, Inc.* (IT Services)	202	1,794
Capital Bancorp, Inc. (Banks)	27	707
Capital City Bank Group, Inc. (Banks)	47	1,241
Capitol Federal Financial, Inc. (Thrifts & Mortgage Finance)	451	5,110
Capstar Financial Holdings, Inc. (Banks)	71	1,493
Cara Therapeutics, Inc.* (Biotechnology)	154	1,876
Cardiff Oncology, Inc.* (Biotechnology)	132	793
Cardiovascular Systems, Inc.* (Health Care Equipment & Supplies)	138	2,592
Cardlytics, Inc.* (Media)	112	7,402
CareDx, Inc.* (Biotechnology)	176	8,004
CareTrust REIT, Inc. (Equity Real Estate Investment Trusts)	335	7,648
Cargurus, Inc.* (Interactive Media & Services)	332	11,168
Caribou Biosciences, Inc.* (Biotechnology)	70	1,056
CarLotz, Inc.* (Specialty Retail)	249	565
CarParts.com, Inc.* (Internet & Direct Marketing Retail)	170	1,904
Carpenter Technology Corp. (Metals & Mining)	165	4,816
Carriage Services, Inc. (Diversified Consumer Services)	53	3,415
Carrols Restaurant Group, Inc. (Hotels, Restaurants & Leisure)	116	343
Cars.com, Inc.* (Interactive Media & Services)	238	3,829
Carter Bankshares, Inc.* (Banks)	90	1,385
Casa Systems, Inc.* (Communications Equipment)	110	624
Casella Waste Systems, Inc.*—Class A (Commercial Services & Supplies)	171	14,607
Casper Sleep, Inc.* (Household Durables)	101	675
Cass Information Systems, Inc. (IT Services)	48	1,887
Cassava Sciences, Inc.*(a) (Pharmaceuticals)	133	5,812
Castle Biosciences, Inc.* (Biotechnology)	74	3,172
Castlight Health, Inc.*—Class B (Health Care Technology)	428	659
Catalyst Pharmaceuticals, Inc.* (Biotechnology)	337	2,281
CatchMark Timber Trust, Inc.—Class A (Equity Real Estate Investment Trusts)	170	1,481
Cathay General Bancorp (Banks)	258	11,091
Cavco Industries, Inc.* (Household Durables)	32	10,165
CBIZ, Inc.* (Professional Services)	170	6,650
CBTX, Inc. (Banks)	64	1,856
CECO Environmental Corp.* (Commercial Services & Supplies)	108	673
Celcuity, Inc.* (Biotechnology)	34	448
Celldex Therapeutics, Inc.* (Biotechnology)	160	6,182
CEL-SCI Corp.* (Biotechnology)	125	888
Celsius Holdings, Inc.* (Beverages)	187	13,944
Centennial Resource Development, Inc.*—Class A (Oil, Gas & Consumable Fuels)	640	3,827
Centerspace (Equity Real Estate Investment Trusts)	50	5,545
Central Garden & Pet Co.* (Household Products)	34	1,789
Central Garden & Pet Co.*—Class A (Household Products)	141	6,747
Central Pacific Financial Corp. (Banks)	95	2,676
Centrus Energy Corp.*—Class A (Oil, Gas & Consumable Fuels)	34	1,697
Century Aluminum Co.* (Metals & Mining)	178	2,948
Century Casinos, Inc.* (Hotels, Restaurants & Leisure)	95	1,157
Century Communities, Inc. (Household Durables)	104	8,506
Century Therapeutics, Inc.* (Biotechnology)	41	650
Cerence, Inc.* (Software)	131	10,040
Cerevel Therapeutics Holdings, Inc.* (Biotechnology)	141	4,571
Cerus Corp.* (Health Care Equipment & Supplies)	584	3,977
CEVA, Inc.* (Semiconductors & Semiconductor Equipment)	78	3,373
ChampionX Corp.* (Energy Equipment & Services)	704	14,227
ChannelAdvisor Corp.* (Software)	102	2,517
Chart Industries, Inc.* (Machinery)	127	20,255
Chase Corp. (Chemicals)	26	2,589
Chatham Lodging Trust* (Equity Real Estate Investment Trusts)	166	2,278
Chefs' Warehouse, Inc.* (Food & Staples Retailing)	109	3,630
ChemoCentryx, Inc.* (Biotechnology)	188	6,845
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	365	23,550
Chesapeake Utilities Corp. (Gas Utilities)	60	8,749
Chicken Soup For The Soul Entertainment, Inc.* (Entertainment)	25	346
Chico's FAS, Inc.* (Specialty Retail)	418	2,249
Chimera Investment Corp. (Mortgage Real Estate Investment Trusts)	818	12,335
Chimerix, Inc.* (Biotechnology)	254	1,633
Chinook Therapeutics, Inc.* (Biotechnology)	136	2,218
ChromaDex Corp.* (Life Sciences Tools & Services)	163	610
Chuy's Holdings, Inc.* (Hotels, Restaurants & Leisure)	69	2,078
Cimpress PLC* (Commercial Services & Supplies)	61	4,368
Cinemark Holdings, Inc.* (Entertainment)	375	6,045
CIRCOR International, Inc.* (Machinery)	64	1,740
CIT Group, Inc. (Banks)	345	17,713
Citi Trends, Inc.* (Specialty Retail)	30	2,843
Citius Pharmaceuticals, Inc.* (Pharmaceuticals)	394	607
Citizens & Northern Corp. (Banks)	53	1,384
Citizens, Inc.* (Insurance)	173	919
City Holding Co. (Banks)	52	4,253
City Office REIT, Inc. (Equity Real Estate Investment Trusts)	148	2,919
Civista Bancshares, Inc. (Banks)	52	1,269
Civitas Resources, Inc. (Oil, Gas & Consumable Fuels)	151	7,394
Clarus Corp. (Leisure Products)	92	2,550

See accompanying notes to financial statements.

248 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Clean Energy Fuels Corp.* (Oil, Gas & Consumable Fuels)	539	$3,304
Cleanspark, Inc.* (Software)	119	1,133
Clear Channel Outdoor Holdings, Inc.* (Media)	1,261	4,174
Clearfield, Inc.* (Communications Equipment)	40	3,377
ClearPoint Neuro, Inc.* (Health Care Equipment & Supplies)	66	741
Clearwater Paper Corp.* (Paper & Forest Products)	57	2,090
Clearway Energy, Inc.—Class A (Independent Power and Renewable Electricity Producers)	121	4,051
Clearway Energy, Inc.—Class C (Independent Power and Renewable Electricity Producers)	285	10,269
Clene, Inc.* (Biotechnology)	71	291
Clipper Realty, Inc. (Equity Real Estate Investment Trusts)	42	417
Clovis Oncology, Inc.* (Biotechnology)	392	1,062
CMC Materials, Inc. (Semiconductors & Semiconductor Equipment)	99	18,977
CNB Financial Corp. (Banks)	56	1,484
CNO Financial Group, Inc. (Insurance)	428	10,204
CNX Resources Corp.* (Oil, Gas & Consumable Fuels)	729	10,024
Coastal Financial Corp.* (Banks)	33	1,670
Coca-Cola Consolidated, Inc. (Beverages)	16	9,907
Codex DNA, Inc.* (Life Sciences Tools & Services)	27	292
Codexis, Inc.* (Life Sciences Tools & Services)	209	6,535
Codiak Biosciences, Inc.* (Biotechnology)	55	613
Coeur Mining, Inc.* (Metals & Mining)	889	4,481
Cogent Biosciences, Inc.* (Biotechnology)	129	1,107
Cogent Communications Holdings, Inc. (Diversified Telecommunication Services)	148	10,831
Cohen & Steers, Inc. (Capital Markets)	86	7,956
Coherus Biosciences, Inc.* (Biotechnology)	226	3,607
Cohu, Inc.* (Semiconductors & Semiconductor Equipment)	166	6,323
Collegium Pharmaceutical, Inc.* (Pharmaceuticals)	120	2,242
Columbia Banking System, Inc. (Banks)	272	8,900
Columbia Financial, Inc.* (Thrifts & Mortgage Finance)	137	2,858
Columbus McKinnon Corp. (Machinery)	97	4,487
Comfort Systems USA, Inc. (Construction & Engineering)	124	12,269
Commercial Metals Co. (Metals & Mining)	417	15,132
Commercial Vehicle Group, Inc.* (Machinery)	111	895
Community Bank System, Inc. (Banks)	186	13,853
Community Health Systems, Inc.* (Health Care Providers & Services)	432	5,750
Community Healthcare Trust, Inc. (Equity Real Estate Investment Trusts)	83	3,923
Community Trust Bancorp, Inc. (Banks)	54	2,355
CommVault Systems, Inc.* (Software)	159	10,958
Compass Minerals International, Inc. (Metals & Mining)	119	6,079
Computer Programs & Systems, Inc.* (Health Care Technology)	49	1,436
CompX International, Inc. (Commercial Services & Supplies)	6	135
comScore, Inc.* (Media)	243	812
Comstock Resources, Inc.* (Oil, Gas & Consumable Fuels)	318	2,573
Comtech Telecommunications Corp. (Communications Equipment)	90	2,132
Concrete Pumping Holdings, Inc.* (Construction & Engineering)	90	738
Conduent, Inc.* (IT Services)	582	3,108
CONMED Corp. (Health Care Equipment & Supplies)	101	14,318
ConnectOne Bancorp, Inc. (Banks)	130	4,252
Conn's, Inc.* (Specialty Retail)	62	1,458
Consensus Cloud Solutions, Inc.* (Software)	56	3,241
CONSOL Energy, Inc.* (Oil, Gas & Consumable Fuels)	119	2,702
Consolidated Communications Holdings, Inc.* (Diversified Telecommunication Services)	253	1,892
Constellium SE* (Metals & Mining)	432	7,737
Construction Partners, Inc.*—Class A (Construction & Engineering)	101	2,970
Convey Health Solutions Holdings, Inc.* (Health Care Technology)	47	393
Cooper-Standard Holding, Inc.* (Auto Components)	58	1,300
Corcept Therapeutics, Inc.* (Pharmaceuticals)	332	6,574
CoreCard Corp.* (Software)	25	970
CoreCivic, Inc.* (Equity Real Estate Investment Trusts)	417	4,157
CorePoint Lodging, Inc.* (Equity Real Estate Investment Trusts)	137	2,151
CorMedix, Inc.* (Pharmaceuticals)	132	601
Cornerstone Building Brands, Inc.* (Building Products)	190	3,314
Corporate Office Properties Trust (Equity Real Estate Investment Trusts)	392	10,964
Corsair Gaming, Inc.*(a) (Technology Hardware, Storage & Peripherals)	95	1,996
Cortexyme, Inc.* (Biotechnology)	69	871
CorVel Corp.* (Health Care Providers & Services)	31	6,448
Costamare, Inc. (Marine)	183	2,315
Couchbase, Inc.* (Software)	34	849
Coursera, Inc.* (Diversified Consumer Services)	254	6,208
Covenant Logistics Group, Inc.*—Class A (Road & Rail)	42	1,110
Covetrus, Inc.* (Health Care Providers & Services)	359	7,169
Cowen, Inc.—Class A (Capital Markets)	92	3,321
CRA International, Inc. (Professional Services)	25	2,334
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)	82	10,548
Crawford & Co.—Class A (Insurance)	57	427
Crescent Energy, Inc.*—Class A (Oil, Gas & Consumable Fuels)	102	1,293
Crinetics Pharmaceuticals, Inc.* (Biotechnology)	160	4,546
Crocs, Inc.* (Textiles, Apparel & Luxury Goods)	202	25,900
Cross Country Healthcare, Inc.* (Health Care Providers & Services)	125	3,470
CrossFirst Bankshares, Inc.* (Banks)	162	2,529
CryoLife, Inc.* (Health Care Equipment & Supplies)	132	2,686
CryoPort, Inc.* (Health Care Equipment & Supplies)	141	8,343
CS Disco, Inc.* (Software)	27	965
CSG Systems International, Inc. (IT Services)	113	6,511
CSW Industrials, Inc. (Building Products)	52	6,285
CTO Realty Growth, Inc. (Equity Real Estate Investment Trusts)	20	1,228
CTS Corp. (Electronic Equipment, Instruments & Components)	111	4,076

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 249

Common Stocks, continued

	Shares	Value
Cue BioPharma, Inc.* (Biotechnology)	107	$1,210
Cue Health, Inc.* (Health Care Equipment & Supplies)	51	684
Cullinan Oncology, Inc.* (Biotechnology)	90	1,389
CuriosityStream, Inc.* (Entertainment)	90	534
Curis, Inc.* (Biotechnology)	301	1,433
Curo Group Holdings Corp. (Consumer Finance)	71	1,137
Cushman & Wakefield PLC* (Real Estate Management & Development)	482	10,720
Custom Truck One Source, Inc.* (Trading Companies & Distributors)	161	1,288
Customers Bancorp, Inc. (Banks)	104	6,798
Cutera, Inc.* (Health Care Equipment & Supplies)	61	2,521
CVB Financial Corp. (Banks)	449	9,613
CVR Energy, Inc. (Oil, Gas & Consumable Fuels)	103	1,731
CVRx, Inc.* (Health Care Equipment & Supplies)	28	342
Cymabay Therapeutics, Inc.* (Pharmaceuticals)	241	815
Cyteir Therapeutics, Inc.* (Pharmaceuticals)	29	330
Cytek Biosciences, Inc.* (Life Sciences Tools & Services)	56	914
Cytokinetics, Inc.* (Biotechnology)	275	12,535
CytomX Therapeutics, Inc.* (Biotechnology)	225	974
CytoSorbents Corp.* (Health Care Equipment & Supplies)	143	599
Daily Journal Corp.* (Media)	4	1,427
Daktronics, Inc.* (Electronic Equipment, Instruments & Components)	128	646
Dana, Inc. (Auto Components)	505	11,524
Danimer Scientific, Inc.* (Chemicals)	315	2,684
DarioHealth Corp.* (Health Care Equipment & Supplies)	47	610
Daseke, Inc.* (Road & Rail)	139	1,396
Dave & Buster's Entertainment, Inc.* (Hotels, Restaurants & Leisure)	150	5,760
Day One Biopharmaceuticals, Inc.* (Biotechnology)	38	640
Deciphera Pharmaceuticals, Inc.* (Biotechnology)	137	1,338
Del Taco Restaurants, Inc. (Hotels, Restaurants & Leisure)	104	1,295
Delek US Holdings, Inc.* (Oil, Gas & Consumable Fuels)	228	3,418
Deluxe Corp. (Commercial Services & Supplies)	146	4,688
Denali Therapeutics, Inc.* (Biotechnology)	316	14,094
Denbury, Inc.* (Oil, Gas & Consumable Fuels)	175	13,403
Denny's Corp.* (Hotels, Restaurants & Leisure)	215	3,440
DermTech, Inc.* (Biotechnology)	84	1,327
Design Therapeutics, Inc.* (Biotechnology)	92	1,970
Designer Brands, Inc.* (Specialty Retail)	209	2,970
Desktop Metal, Inc.*—Class A (Machinery)	650	3,218
DHT Holdings, Inc. (Oil, Gas & Consumable Fuels)	492	2,553
Diamond Hill Investment Group, Inc. (Capital Markets)	11	2,137
DiamondRock Hospitality Co.* (Equity Real Estate Investment Trusts)	726	6,977
DICE Therapeutics, Inc.* (Pharmaceuticals)	48	1,215
Diebold Nixdorf, Inc.* (Technology Hardware, Storage & Peripherals)	250	2,263
Digi International, Inc.* (Communications Equipment)	117	2,875
Digimarc Corp.* (Software)	44	1,737
Digital Media Solutions, Inc.*—Class A (Media)	11	53
Digital Turbine, Inc.* (Software)	315	19,212
DigitalBridge Group, Inc.* (Equity Real Estate Investment Trusts)	1,685	14,036
DigitalOcean Holdings, Inc.* (IT Services)	176	14,138
Dillard's, Inc.—Class A (Multiline Retail)	20	4,900
Dime Community Bancshares, Inc. (Banks)	120	4,219
Dine Brands Global, Inc. (Hotels, Restaurants & Leisure)	57	4,321
Diodes, Inc.* (Semiconductors & Semiconductor Equipment)	151	16,581
Diversified Healthcare Trust (Equity Real Estate Investment Trusts)	824	2,546
DMC Global, Inc.* (Energy Equipment & Services)	65	2,575
Domo, Inc.* (Software)	97	4,811
Donegal Group, Inc.—Class A (Insurance)	51	729
Donnelley Financial Solutions, Inc.* (Capital Markets)	102	4,808
Dorian LPG, Ltd. (Oil, Gas & Consumable Fuels)	108	1,371
Dorman Products, Inc.* (Auto Components)	92	10,397
Douglas Dynamics, Inc. (Machinery)	78	3,047
Douglas Elliman, Inc.* (Real Estate Management & Development)	250	2,869
Dril-Quip, Inc.* (Energy Equipment & Services)	122	2,401
Drive Shack, Inc.* (Hotels, Restaurants & Leisure)	287	410
Duckhorn Portfolio, Inc. (The)* (Beverages)	125	2,918
Ducommun, Inc.* (Aerospace & Defense)	38	1,777
Duluth Holdings, Inc.*—Class B (Internet & Direct Marketing Retail)	42	638
Durect Corp.* (Pharmaceuticals)	786	775
DXP Enterprises, Inc.* (Trading Companies & Distributors)	60	1,540
Dycom Industries, Inc.* (Construction & Engineering)	102	9,564
Dynavax Technologies Corp.* (Biotechnology)	374	5,262
Dyne Therapeutics, Inc.* (Biotechnology)	104	1,237
Dynex Capital, Inc. (Mortgage Real Estate Investment Trusts)	125	2,089
DZS, Inc.* (Communications Equipment)	59	957
E2open Parent Holdings, Inc.* (Software)	691	7,781
Eagle Bancorp, Inc. (Banks)	110	6,417
Eagle Bulk Shipping, Inc. (Marine)	31	1,411
Eagle Pharmaceuticals, Inc.* (Biotechnology)	40	2,037
Eargo, Inc.* (Health Care Equipment & Supplies)	105	536
Earthstone Energy, Inc.*—Class A (Oil, Gas & Consumable Fuels)	88	963
Easterly Government Properties, Inc. (Equity Real Estate Investment Trusts)	301	6,899
Eastern Bankshares, Inc. (Banks)	597	12,041
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts)	140	31,899
Eastman Kodak Co.* (Technology Hardware, Storage & Peripherals)	156	730
Ebix, Inc. (Software)	92	2,797
EchoStar Corp.*—Class A (Communications Equipment)	130	3,426
Ecovyst, Inc. (Chemicals)	178	1,823
Edgewell Personal Care Co. (Personal Products)	189	8,639
Edgewise Therapeutics, Inc.* (Pharmaceuticals)	134	2,048
Editas Medicine, Inc.* (Biotechnology)	238	6,319
eGain Corp.* (Software)	72	719
eHealth, Inc.* (Insurance)	86	2,193
Eiger Biopharmaceuticals, Inc.* (Biotechnology)	111	576

See accompanying notes to financial statements.

250 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
El Pollo Loco Holdings, Inc.* (Hotels, Restaurants & Leisure)	66	$937
elf Beauty, Inc.* (Personal Products)	167	5,546
Eliem Therapeutics, Inc.* (Biotechnology)	25	262
Ellington Financial, Inc. (Mortgage Real Estate Investment Trusts)	187	3,196
EMCOR Group, Inc. (Construction & Engineering)	185	23,567
EMCORE Corp.* (Communications Equipment)	127	886
Emerald Holding, Inc.* (Media)	82	326
Emergent BioSolutions, Inc.* (Biotechnology)	170	7,390
Empire State Realty Trust, Inc. (Equity Real Estate Investment Trusts)	497	4,423
Employers Holdings, Inc. (Insurance)	97	4,014
Enact Holdings, Inc. (Thrifts & Mortgage Finance)	51	1,054
Enanta Pharmaceuticals, Inc.* (Biotechnology)	67	5,010
Encore Capital Group, Inc.* (Consumer Finance)	101	6,273
Encore Wire Corp. (Electrical Equipment)	69	9,874
Endo International PLC* (Pharmaceuticals)	796	2,993
Energizer Holdings, Inc. (Household Products)	236	9,464
Energy Fuels, Inc.* (Oil, Gas & Consumable Fuels)	537	4,097
Energy Recovery, Inc.* (Machinery)	144	3,095
Enerpac Tool Group Corp. (Machinery)	210	4,259
EnerSys (Electrical Equipment)	149	11,779
Enfusion, Inc.*—Class A (Software)	76	1,591
EngageSmart, Inc.* (Software)	56	1,351
Ennis, Inc. (Commercial Services & Supplies)	89	1,738
Enova International, Inc.* (Consumer Finance)	126	5,161
EnPro Industries, Inc. (Machinery)	72	7,925
Enstar Group, Ltd.* (Insurance)	43	10,646
Entercom Communications Corp.* (Media)	410	1,054
Enterprise Bancorp, Inc. (Banks)	32	1,437
Enterprise Financial Services Corp. (Banks)	123	5,792
Entrada Therapeutics, Inc.* (Biotechnology)	32	548
Entravision Communications Corp.—Class A (Media)	209	1,417
Envestnet, Inc.* (Software)	189	14,995
Eos Energy Enterprises, Inc.* (Electrical Equipment)	155	1,166
Epizyme, Inc.* (Biotechnology)	318	795
ePlus, Inc.* (Electronic Equipment, Instruments & Components)	92	4,957
Equitrans Midstream Corp. (Oil, Gas & Consumable Fuels)	1,421	14,693
Equity Bancshares, Inc.—Class A (Banks)	47	1,595
Equity Commonwealth* (Equity Real Estate Investment Trusts)	407	10,541
Erasca, Inc.* (Biotechnology)	73	1,137
Eros STX Global Corp.* (Entertainment)	1,103	264
Escalade, Inc. (Leisure Products)	34	537
ESCO Technologies, Inc. (Machinery)	89	8,009
Esperion Therapeutics, Inc.* (Biotechnology)	94	470
Esports Technologies, Inc.* (Hotels, Restaurants & Leisure)	38	781
Essent Group, Ltd. (Thrifts & Mortgage Finance)	376	17,120
Essential Properties Realty Trust, Inc. (Real Estate Management & Development)	421	12,137
Ethan Allen Interiors, Inc. (Household Durables)	78	2,051
European Wax Center, Inc.*—Class A (Diversified Consumer Services)	46	1,396
Evelo Biosciences, Inc.* (Biotechnology)	105	637
Eventbrite, Inc.* (Interactive Media & Services)	266	4,639
EverCommerce, Inc.* (Software)	58	914
Everi Holdings, Inc.* (Hotels, Restaurants & Leisure)	297	6,341
EverQuote, Inc.*—Class A (Interactive Media & Services)	68	1,065
EVERTEC, Inc. (IT Services)	210	10,496
EVI Industries, Inc.* (Trading Companies & Distributors)	20	625
Evo Payments, Inc.* (IT Services)	165	4,224
Evolent Health, Inc.* (Health Care Technology)	277	7,665
Evolus, Inc.* (Pharmaceuticals)	115	749
Evoqua Water Technologies Corp.* (Machinery)	402	18,794
Exagen, Inc.* (Health Care Providers & Services)	36	419
ExlService Holdings, Inc.* (IT Services)	114	16,503
eXp World Holdings, Inc. (Real Estate Management & Development)	218	7,344
Exponent, Inc. (Professional Services)	180	21,011
Expro Group Holdings N.V.* (Energy Equipment & Services)	161	2,310
Extreme Networks, Inc.* (Communications Equipment)	441	6,924
EyePoint Pharmaceuticals, Inc.* (Pharmaceuticals)	73	894
EZCORP, Inc.*—Class A (Consumer Finance)	171	1,260
F45 Training Holdings, Inc.* (Hotels, Restaurants & Leisure)	71	773
Fabrinet* (Electronic Equipment, Instruments & Components)	128	15,164
Falcon Minerals Corp. (Oil, Gas & Consumable Fuels)	137	667
Farmers National Bancorp (Banks)	107	1,985
Farmland Partners, Inc. (Equity Real Estate Investment Trusts)	99	1,183
FARO Technologies, Inc.* (Electronic Equipment, Instruments & Components)	63	4,411
Fate Therapeutics, Inc.* (Biotechnology)	282	16,500
Fathom Holdings, Inc.* (Real Estate Management & Development)	21	430
FB Financial Corp. (Banks)	116	5,083
Federal Agricultural Mortgage Corp. (Thrifts & Mortgage Finance)	32	3,966
Federal Signal Corp. (Machinery)	209	9,058
Federated Hermes, Inc.—Class B (Capital Markets)	323	12,138
Ferro Corp.* (Chemicals)	285	6,222
FibroGen, Inc.* (Biotechnology)	299	4,216
Fidelity D&D Bancorp, Inc. (Banks)	14	826
Fiesta Restaurant Group, Inc.* (Hotels, Restaurants & Leisure)	61	672
Finance Of America Cos., Inc.*—Class A (Thrifts & Mortgage Finance)	64	254
Financial Institutions, Inc. (Banks)	54	1,717
Finch Therapeutics Group, Inc.* (Biotechnology)	26	259
First Advantage Corp.* (Professional Services)	191	3,637
First Bancorp (Banks)	119	5,441
First Bancorp (Banks)	704	9,701
First Bancshares, Inc. (Banks)	70	2,703
First Bank/Hamilton NJ (Banks)	54	784
First Busey Corp. (Banks)	175	4,746
First Commonwealth Financial Corp. (Banks)	327	5,261
First Community Bancshares, Inc. (Banks)	58	1,938
First Financial Bancorp (Banks)	322	7,850
First Financial Bankshares, Inc. (Banks)	451	22,930
First Financial Corp. (Banks)	40	1,812
First Foundation, Inc. (Banks)	138	3,431
First Internet Bancorp (Banks)	32	1,505

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 251

Common Stocks, continued

	Shares	Value
First Interstate BancSystem—Class A (Banks)	142	$5,775
First Merchants Corp. (Banks)	198	8,294
First Mid Bancshares, Inc. (Banks)	58	2,482
First Midwest Bancorp, Inc. (Banks)	396	8,110
First of Long Island Corp. (Banks)	80	1,727
First Watch Restaurant Group, Inc.* (Hotels, Restaurants & Leisure)	38	637
FirstCash Holdings, Inc. (Consumer Finance)	138	10,324
Fisker, Inc.*(a) (Automobiles)	567	8,919
Five Star Bancorp (Banks)	43	1,290
Flagstar Bancorp, Inc. (Thrifts & Mortgage Finance)	181	8,677
Flexsteel Industries, Inc. (Household Durables)	23	618
Fluent, Inc.* (Media)	151	300
Fluidigm Corp.* (Life Sciences Tools & Services)	265	1,039
Fluor Corp.* (Construction & Engineering)	493	12,212
Flushing Financial Corp. (Banks)	102	2,479
Flywire Corp.* (IT Services)	219	8,335
Focus Financial Partners, Inc.* (Capital Markets)	207	12,362
Foghorn Therapeutics, Inc.* (Pharmaceuticals)	68	1,555
Forestar Group, Inc.* (Real Estate Management & Development)	59	1,283
Forian, Inc.* (Health Care Technology)	65	586
Forma Therapeutics Holdings, Inc.* (Biotechnology)	118	1,678
FormFactor, Inc.* (Semiconductors & Semiconductor Equipment)	270	12,344
Forrester Research, Inc.* (Professional Services)	39	2,290
Forte Biosciences, Inc.* (Biotechnology)	39	83
Forterra, Inc.* (Construction Materials)	101	2,402
Fortress Biotech, Inc.* (Biotechnology)	258	645
Forward Air Corp. (Air Freight & Logistics)	93	11,261
Fossil Group, Inc.* (Textiles, Apparel & Luxury Goods)	166	1,708
Four Corners Property Trust, Inc. (Equity Real Estate Investment Trusts)	268	7,882
Fox Factory Holding Corp.* (Auto Components)	147	25,005
Franchise Group, Inc. (Diversified Consumer Services)	98	5,112
Franklin BSP Realty Trust, Inc. (Mortgage Real Estate Investment Trusts)	125	1,868
Franklin Covey Co.* (Professional Services)	44	2,040
Franklin Electric Co., Inc. (Machinery)	161	15,224
Franklin Street Properties Corp. (Equity Real Estate Investment Trusts)	353	2,100
Frequency Therapeutics, Inc.* (Biotechnology)	111	569
Fresh Del Monte Produce, Inc. (Food Products)	117	3,229
Frontier Group Holdings, Inc.* (Airlines)	121	1,642
Frontline, Ltd.* (Oil, Gas & Consumable Fuels)	415	2,934
FRP Holdings, Inc.* (Real Estate Management & Development)	23	1,329
FS Bancorp, Inc. (Thrifts & Mortgage Finance)	25	841
FTC Solar, Inc.* (Electrical Equipment)	66	499
FTS International, Inc.*—Class A (Energy Equipment & Services)	31	814
fuboTV, Inc.* (Software)	470	7,294
FuelCell Energy, Inc.* (Electrical Equipment)	1,284	6,677
Fulcrum Therapeutics, Inc.* (Pharmaceuticals)	95	1,681
Fulgent Genetics, Inc.* (Health Care Providers & Services)	72	7,242
Full House Resorts, Inc.* (Hotels, Restaurants & Leisure)	114	1,381
Fulton Financial Corp. (Banks)	552	9,384
Funko, Inc.* (Distributors)	93	1,748
FutureFuel Corp. (Chemicals)	90	688
G1 Therapeutics, Inc.* (Biotechnology)	138	1,409
GAMCO Investors, Inc.—Class A (Capital Markets)	18	450
GAN, Ltd.* (Hotels, Restaurants & Leisure)	139	1,277
Gannett Co., Inc.* (Media)	489	2,606
Gatos Silver, Inc.* (Metals & Mining)	161	1,671
GATX Corp. (Trading Companies & Distributors)	123	12,815
GCM Grosvenor, Inc.—Class A (Capital Markets)	154	1,617
GCP Applied Technologies, Inc.* (Chemicals)	171	5,414
Gemini Therapeutics, Inc.* (Biotechnology)	76	221
Genco Shipping & Trading, Ltd. (Marine)	112	1,792
Generation Bio Co.* (Biotechnology)	152	1,076
Genesco, Inc.* (Specialty Retail)	51	3,273
Genius Brands International, Inc.*(a) (Leisure Products)	980	1,029
Gentherm, Inc.* (Auto Components)	116	10,080
Genworth Financial, Inc.* (Insurance)	1,761	7,132
German American Bancorp, Inc. (Banks)	86	3,352
Geron Corp.* (Biotechnology)	1,058	1,291
Getty Realty Corp. (Equity Real Estate Investment Trusts)	141	4,525
Gevo, Inc.* (Oil, Gas & Consumable Fuels)	691	2,957
Gibraltar Industries, Inc.* (Building Products)	114	7,602
G-III Apparel Group, Ltd.* (Textiles, Apparel & Luxury Goods)	153	4,229
Glacier Bancorp, Inc. (Banks)	383	21,717
Gladstone Commercial Corp. (Equity Real Estate Investment Trusts)	128	3,299
Gladstone Land Corp. (Equity Real Estate Investment Trusts)	109	3,680
Glatfelter Corp. (Paper & Forest Products)	152	2,614
Glaukos Corp.* (Health Care Equipment & Supplies)	158	7,022
Global Blood Therapeutics, Inc.* (Biotechnology)	215	6,293
Global Industrial Co. (Trading Companies & Distributors)	44	1,800
Global Medical REIT, Inc. (Equity Real Estate Investment Trusts)	208	3,692
Global Net Lease, Inc. (Equity Real Estate Investment Trusts)	362	5,531
Global Water Resources, Inc. (Water Utilities)	44	752
Globalstar, Inc.* (Diversified Telecommunication Services)	2,109	2,446
GMS, Inc.* (Trading Companies & Distributors)	148	8,896
Gogo, Inc.* (Wireless Telecommunication Services)	205	2,774
Golar LNG, Ltd.* (Oil, Gas & Consumable Fuels)	351	4,349
Golden Entertainment, Inc.* (Hotels, Restaurants & Leisure)	60	3,032
Golden Nugget Online Gaming, Inc.* (Hotels, Restaurants & Leisure)	139	1,383
Goosehead Insurance, Inc. (Insurance)	63	8,195
GoPro, Inc.*—Class A (Household Durables)	447	4,609
Gorman-Rupp Co. (Machinery)	79	3,519
Gossamer Bio, Inc.* (Biotechnology)	216	2,443
GrafTech International, Ltd. (Electrical Equipment)	696	8,234
Graham Holdings Co.—Class B (Diversified Consumer Services)	13	8,187
Granite Construction, Inc. (Construction & Engineering)	159	6,153
Granite Point Mortgage Trust, Inc. (Mortgage Real Estate Investment Trusts)	186	2,178
Graphite Bio, Inc.* (Biotechnology)	56	696

See accompanying notes to financial statements.

252 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Gray Television, Inc. (Media)	297	$5,988
Great Ajax Corp. (Mortgage Real Estate Investment Trusts)	75	987
Great Lakes Dredge & Dock Corp.* (Construction & Engineering)	225	3,537
Great Southern Bancorp, Inc. (Banks)	36	2,133
Great Western Bancorp, Inc. (Banks)	192	6,520
Green Brick Partners, Inc.* (Household Durables)	107	3,245
Green Dot Corp.*—Class A (Consumer Finance)	186	6,741
Green Plains, Inc.* (Oil, Gas & Consumable Fuels)	166	5,770
GreenBox POS* (IT Services)	63	265
Greenhill & Co., Inc. (Capital Markets)	48	861
Greenlane Holdings, Inc.*—Class A (Distributors)	57	55
Greenlight Capital Re, Ltd.*—Class A (Insurance)	91	713
Greenwich Lifesciences, Inc.* (Biotechnology)	14	341
Greif, Inc.—Class A (Containers & Packaging)	90	5,434
Greif, Inc.—Class B (Containers & Packaging)	21	1,255
Grid Dynamics Holdings, Inc.* (IT Services)	158	5,999
Griffon Corp. (Building Products)	161	4,585
Gritstone bio, Inc.* (Biotechnology)	148	1,903
Group 1 Automotive, Inc. (Specialty Retail)	61	11,908
Groupon, Inc.* (Internet & Direct Marketing Retail)	82	1,899
GrowGeneration Corp.* (Specialty Retail)	192	2,506
GT Biopharma, Inc.* (Biotechnology)	62	189
GTY Technology Holdings, Inc.* (Software)	112	750
Guaranty Bancshares, Inc. (Banks)	28	1,052
Guess?, Inc. (Specialty Retail)	140	3,315
H&E Equipment Services, Inc. (Trading Companies & Distributors)	112	4,958
H.B. Fuller Co. (Chemicals)	181	14,660
Haemonetics Corp.* (Health Care Equipment & Supplies)	175	9,282
Hall of Fame Resort & Entertainment Co.* (Hotels, Restaurants & Leisure)	193	293
Halozyme Therapeutics, Inc.* (Biotechnology)	481	19,341
Hamilton Beach Brands Holding Co.—Class A (Household Durables)	26	373
Hamilton Lane, Inc. (Capital Markets)	121	12,538
Hancock Whitney Corp. (Banks)	301	15,056
Hanger, Inc.* (Health Care Providers & Services)	130	2,357
Hanmi Financial Corp. (Banks)	106	2,510
Hannon Armstrong Sustainable Infrastructure Capital, Inc.—Class I (Mortgage Real Estate Investment Trusts)	266	14,129
HarborOne Bancorp, Inc. (Banks)	166	2,463
Harmonic, Inc.* (Communications Equipment)	315	3,704
Harmony Biosciences Holdings, Inc.* (Pharmaceuticals)	80	3,411
Harpoon Therapeutics, Inc.* (Biotechnology)	65	491
Harsco Corp.* (Machinery)	272	4,545
Harvard Bioscience, Inc.* (Life Sciences Tools & Services)	136	959
Haverty Furniture Cos., Inc. (Specialty Retail)	57	1,742
Hawaiian Holdings, Inc.* (Airlines)	176	3,233
Hawkins, Inc. (Chemicals)	67	2,643
Haynes International, Inc. (Metals & Mining)	43	1,734
HBT Financial, Inc. (Banks)	35	656
HCI Group, Inc. (Insurance)	20	1,671
Health Catalyst, Inc.* (Health Care Technology)	182	7,211
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)	513	16,231
Healthcare Services Group, Inc. (Commercial Services & Supplies)	260	4,625
HealthEquity, Inc.* (Health Care Providers & Services)	284	12,564
HealthStream, Inc.* (Health Care Technology)	88	2,320
Heartland Express, Inc. (Road & Rail)	164	2,758
Heartland Financial USA, Inc. (Banks)	140	7,085
Hecla Mining Co. (Metals & Mining)	1,846	9,636
Heidrick & Struggles International, Inc. (Professional Services)	67	2,930
Helen of Troy, Ltd.* (Household Durables)	84	20,536
Helios Technologies, Inc. (Machinery)	112	11,779
Helix Energy Solutions Group, Inc.* (Energy Equipment & Services)	497	1,551
Helmerich & Payne, Inc. (Energy Equipment & Services)	366	8,673
Hemisphere Media Group, Inc.* (Media)	56	407
Herc Holdings, Inc. (Trading Companies & Distributors)	87	13,620
Heritage Commerce Corp. (Banks)	203	2,424
Heritage Financial Corp. (Banks)	120	2,933
Heritage Insurance Holdings, Inc. (Insurance)	90	529
Heritage-Crystal Clean, Inc.* (Commercial Services & Supplies)	54	1,729
Heron Therapeutics, Inc.* (Biotechnology)	321	2,931
Hersha Hospitality Trust* (Equity Real Estate Investment Trusts)	112	1,027
Heska Corp.* (Health Care Equipment & Supplies)	34	6,205
HF Foods Group, Inc.* (Food & Staples Retailing)	126	1,066
Hibbett, Inc. (Specialty Retail)	52	3,740
HighPeak Energy, Inc. (Oil, Gas & Consumable Fuels)	18	264
Hillenbrand, Inc. (Machinery)	253	13,153
Hilltop Holdings, Inc. (Banks)	215	7,555
Hilton Grand Vacations, Inc.* (Hotels, Restaurants & Leisure)	297	15,477
Hingham Institution For Savings The (Thrifts & Mortgage Finance)	5	2,099
HireQuest, Inc. (Professional Services)	18	363
HireRight Holdings Corp.* (Professional Services)	78	1,248
HNI Corp. (Commercial Services & Supplies)	151	6,350
Home Bancorp, Inc. (Thrifts & Mortgage Finance)	26	1,079
Home BancShares, Inc. (Banks)	530	12,906
Home Point Capital, Inc. (Thrifts & Mortgage Finance)	25	113
HomeStreet, Inc. (Thrifts & Mortgage Finance)	69	3,588
HomeTrust Bancshares, Inc. (Banks)	52	1,611
Homology Medicines, Inc.* (Biotechnology)	146	531
Honest Co., Inc. (The)* (Personal Products)	295	2,387
Hooker Furnishings Corp. (Household Durables)	41	954
Hookipa Pharma, Inc.* (Biotechnology)	67	156
Hope Bancorp, Inc. (Banks)	402	5,913
Horace Mann Educators Corp. (Insurance)	145	5,612
Horizon Bancorp, Inc. (Banks)	149	3,107
Hostess Brands, Inc.* (Food Products)	480	9,802
Houghton Mifflin Harcourt Co.* (Diversified Consumer Services)	442	7,116
Houlihan Lokey, Inc. (Capital Markets)	177	18,323

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 253

Common Stocks, continued

	Shares	Value
Hovnanian Enterprises, Inc.*—Class A (Household Durables)	18	$2,291
Howard Bancorp, Inc.* (Banks)	46	1,002
Hub Group, Inc.*—Class A (Air Freight & Logistics)	115	9,688
Humanigen, Inc.* (Biotechnology)	169	629
Huron Consulting Group, Inc.* (Professional Services)	75	3,743
Hydrofarm Holdings Group, Inc.* (Machinery)	135	3,819
Hyliion Holdings Corp.* (Machinery)	407	2,523
HyreCar, Inc.* (Diversified Consumer Services)	62	292
Hyster-Yale Materials Handling, Inc. (Machinery)	35	1,439
I3 Verticals, Inc.*—Class A (IT Services)	74	1,686
IBEX, Ltd.* (Commercial Services & Supplies)	20	258
iBio, Inc.* (Biotechnology)	751	412
iCAD, Inc.* (Health Care Technology)	76	547
ICF International, Inc. (Professional Services)	64	6,563
Ichor Holdings, Ltd.* (Semiconductors & Semiconductor Equipment)	97	4,465
Icosavax, Inc.* (Biotechnology)	46	1,052
Ideanomics, Inc.* (Software)	1,527	1,832
Ideaya Biosciences, Inc.* (Biotechnology)	114	2,695
Identiv, Inc.* (Electronic Equipment, Instruments & Components)	75	2,111
IDT Corp.*—Class B (Diversified Telecommunication Services)	70	3,091
IES Holdings, Inc.* (Construction & Engineering)	30	1,519
IGM Biosciences, Inc.* (Biotechnology)	28	821
iHeartMedia, Inc.*—Class A (Media)	389	8,185
II-VI, Inc.* (Electronic Equipment, Instruments & Components)	368	25,144
Ikena Oncology, Inc.* (Biotechnology)	96	1,204
Imago Biosciences, Inc.* (Biotechnology)	34	806
IMAX Corp.* (Entertainment)	173	3,086
Immuneering Corp.*—Class A (Biotechnology)	29	469
Immunic, Inc.* (Biotechnology)	65	622
ImmunityBio, Inc.* (Biotechnology)	237	1,441
ImmunoGen, Inc.* (Biotechnology)	687	5,098
Immunovant, Inc.* (Biotechnology)	139	1,184
Impel Neuropharma, Inc.* (Biotechnology)	19	164
Impinj, Inc.* (Semiconductors & Semiconductor Equipment)	66	5,854
Inari Medical, Inc.* (Health Care Equipment & Supplies)	120	10,952
Independence Holding Co. (Insurance)	15	850
Independence Realty Trust, Inc. (Equity Real Estate Investment Trusts)	366	9,454
Independent Bank Corp. (Banks)	71	1,695
Independent Bank Corp. (Banks)	159	12,963
Independent Bank Group, Inc. (Banks)	131	9,452
Indus Realty Trust, Inc. (Real Estate Management & Development)	20	1,621
Industrial Logistics Properties Trust (Equity Real Estate Investment Trusts)	226	5,661
Infinera Corp.* (Communications Equipment)	635	6,090
Infinity Pharmaceuticals, Inc.* (Biotechnology)	304	684
Infrastructure and Energy Alternatives, Inc.* (Construction & Engineering)	95	874
InfuSystem Holdings, Inc.* (Health Care Providers & Services)	63	1,073
Ingevity Corp.* (Chemicals)	138	9,895
Ingles Markets, Inc. (Food & Staples Retailing)	49	4,231
Inhibrx, Inc.* (Biotechnology)	97	4,236
Innospec, Inc. (Chemicals)	85	7,679
Innovage Holding Corp.* (Health Care Providers & Services)	64	320
INNOVATE Corp.* (Construction & Engineering)	164	607
Innovative Industrial Properties, Inc. (Equity Real Estate Investment Trusts)	82	21,559
Innoviva, Inc.* (Pharmaceuticals)	151	2,605
Inogen, Inc.* (Health Care Equipment & Supplies)	69	2,346
Inotiv, Inc.* (Life Sciences Tools & Services)	51	2,146
Inovio Pharmaceuticals, Inc.* (Biotechnology)	718	3,583
Inozyme Pharma, Inc.* (Biotechnology)	50	341
Inseego Corp.* (Communications Equipment)	296	1,726
Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	120	12,792
Insmed, Inc.* (Biotechnology)	410	11,168
Insperity, Inc. (Professional Services)	126	14,882
Inspire Medical Systems, Inc.* (Health Care Technology)	93	21,396
Installed Building Products, Inc. (Household Durables)	82	11,457
Insteel Industries, Inc. (Building Products)	65	2,588
Instil Bio, Inc.* (Biotechnology)	188	3,217
Instructure Holdings, Inc.* (Software)	42	1,007
Intapp, Inc.* (Software)	36	906
Integer Holdings Corp.* (Health Care Equipment & Supplies)	114	9,757
Integral Ad Science Holding Corp.* (Technology Hardware, Storage & Peripherals)	60	1,333
Intellia Therapeutics, Inc.* (Biotechnology)	242	28,615
Inter Parfums, Inc. (Personal Products)	62	6,628
Intercept Pharmaceuticals, Inc.* (Biotechnology)	87	1,417
InterDigital, Inc. (Communications Equipment)	107	7,664
Interface, Inc. (Commercial Services & Supplies)	202	3,222
International Bancshares Corp. (Banks)	187	7,927
International Game Technology PLC (Hotels, Restaurants & Leisure)	347	10,032
International Money Express, Inc.* (IT Services)	112	1,788
International Seaways, Inc. (Oil, Gas & Consumable Fuels)	160	2,349
Intersect ENT, Inc.* (Pharmaceuticals)	116	3,168
Intra-Cellular Therapies, Inc.* (Pharmaceuticals)	245	12,823
Intrepid Potash, Inc.* (Chemicals)	35	1,496
Invacare Corp.* (Health Care Equipment & Supplies)	117	318
Invesco Mortgage Capital, Inc. (Mortgage Real Estate Investment Trusts)	1,091	3,033
Investors Bancorp, Inc. (Banks)	795	12,044
Investors Title Co. (Insurance)	5	986
Invitae Corp.* (Biotechnology)	696	10,628
iRadimed Corp.* (Health Care Equipment & Supplies)	22	1,017
iRhythm Technologies, Inc.* (Health Care Equipment & Supplies)	102	12,004
Iridium Communications, Inc.* (Diversified Telecommunication Services)	410	16,930
iRobot Corp.* (Household Durables)	93	6,127
Ironwood Pharmaceuticals, Inc.* (Biotechnology)	510	5,947
IsoPlexis Corp.* (Life Sciences Tools & Services)	29	267
iStar, Inc. (Equity Real Estate Investment Trusts)	233	6,018
iTeos Therapeutics, Inc.* (Biotechnology)	70	3,259
Iteris, Inc.* (Electronic Equipment, Instruments & Components)	147	588

See accompanying notes to financial statements.

254 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Itron, Inc.* (Electronic Equipment, Instruments & Components)	157	$10,758
IVERIC bio, Inc.* (Biotechnology)	400	6,688
J & J Snack Foods Corp. (Food Products)	51	8,056
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)	76	6,648
James River Group Holdings, Ltd. (Insurance)	127	3,659
Janux Therapeutics, Inc.* (Biotechnology)	46	908
JELD-WEN Holding, Inc.* (Building Products)	318	8,382
JFrog, Ltd.* (Software)	184	5,465
JOANN, Inc. (Specialty Retail)	40	415
John B Sanfilippo & Son, Inc. (Food Products)	31	2,795
John Bean Technologies Corp. (Machinery)	109	16,738
John Wiley & Sons, Inc.—Class A (Media)	150	8,591
Johnson Outdoors, Inc.—Class A (Leisure Products)	18	1,686
Jounce Therapeutics, Inc.* (Biotechnology)	114	952
Kadant, Inc. (Machinery)	40	9,219
Kaiser Aluminum Corp. (Metals & Mining)	55	5,167
Kala Pharmaceuticals, Inc.* (Pharmaceuticals)	168	203
Kaleido Biosciences, Inc.* (Pharmaceuticals)	67	160
Kaltura, Inc.* (Software)	60	202
KalVista Pharmaceuticals, Inc.* (Biotechnology)	78	1,032
Kaman Corp.—Class A (Trading Companies & Distributors)	96	4,142
KAR Auction Services, Inc.* (Commercial Services & Supplies)	420	6,560
Karat Packaging, Inc.* (Trading Companies & Distributors)	16	323
Karuna Therapeutics, Inc.* (Biotechnology)	77	10,087
Karyopharm Therapeutics, Inc.* (Biotechnology)	250	1,608
KB Home (Household Durables)	276	12,345
KBR, Inc. (Professional Services)	491	23,381
Kearny Financial Corp. (Thrifts & Mortgage Finance)	236	3,127
Kelly Services, Inc.—Class A (Professional Services)	122	2,046
KemPharm, Inc.* (Pharmaceuticals)	103	897
Kennametal, Inc. (Machinery)	290	10,414
Kennedy-Wilson Holdings, Inc. (Real Estate Management & Development)	413	9,862
Keros Therapeutics, Inc.* (Biotechnology)	54	3,160
Kezar Life Sciences, Inc.* (Biotechnology)	121	2,023
Kforce, Inc. (Professional Services)	70	5,265
Kimball Electronics, Inc.* (Electronic Equipment, Instruments & Components)	84	1,828
Kimball International, Inc.—Class B (Commercial Services & Supplies)	125	1,279
Kiniksa Pharmaceuticals, Ltd.*—Class A (Biotechnology)	101	1,189
Kinnate Biopharma, Inc.* (Biotechnology)	89	1,577
Kinsale Capital Group, Inc. (Insurance)	75	17,841
Kirkland's, Inc.* (Specialty Retail)	46	687
Kite Realty Group Trust (Equity Real Estate Investment Trusts)	754	16,422
KKR Real Estate Finance Trust, Inc. (Mortgage Real Estate Investment Trusts)	123	2,562
Knowles Corp.* (Electronic Equipment, Instruments & Components)	309	7,215
Kodiak Sciences, Inc.* (Biotechnology)	116	9,834
Kontoor Brands, Inc. (Textiles, Apparel & Luxury Goods)	180	9,225
Kopin Corp.* (Semiconductors & Semiconductor Equipment)	270	1,104
Koppers Holdings, Inc.* (Chemicals)	72	2,254
Korn Ferry (Professional Services)	187	14,162
Kosmos Energy, Ltd.* (Oil, Gas & Consumable Fuels)	1,556	5,384
Kraton Corp.* (Chemicals)	109	5,049
Kratos Defense & Security Solutions, Inc.* (Aerospace & Defense)	426	8,264
Krispy Kreme, Inc.(a) (Hotels, Restaurants & Leisure)	78	1,476
Kronos Bio, Inc.* (Chemicals)	135	1,835
Kronos Worldwide, Inc. (Chemicals)	77	1,156
Krystal Biotech, Inc.* (Biotechnology)	62	4,337
Kulicke & Soffa Industries, Inc. (Semiconductors & Semiconductor Equipment)	213	12,895
Kura Oncology, Inc.* (Biotechnology)	221	3,094
Kura Sushi USA, Inc.*—Class A (Hotels, Restaurants & Leisure)	14	1,132
KVH Industries, Inc.* (Communications Equipment)	53	487
Kymera Therapeutics, Inc.* (Biotechnology)	119	7,555
Ladder Capital Corp. (Mortgage Real Estate Investment Trusts)	395	4,736
Laird Superfood, Inc.* (Food Products)	22	287
Lakeland Bancorp, Inc. (Banks)	170	3,228
Lakeland Financial Corp. (Banks)	85	6,812
Lancaster Colony Corp. (Food Products)	66	10,930
Landec Corp.* (Food Products)	91	1,010
Landos Biopharma, Inc.* (Pharmaceuticals)	16	77
Lands' End, Inc.* (Internet & Direct Marketing Retail)	50	982
Landsea Homes Corp.* (Household Durables)	37	271
Lantheus Holdings, Inc.* (Health Care Equipment & Supplies)	234	6,760
Laredo Petroleum, Inc.* (Oil, Gas & Consumable Fuels)	44	2,646
Latham Group, Inc.* (Leisure Products)	111	2,778
Lattice Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	471	36,296
Laureate Education, Inc.—Class A (Diversified Consumer Services)	345	4,223
Lawson Products, Inc.* (Trading Companies & Distributors)	17	931
La-Z-Boy, Inc. (Household Durables)	153	5,555
Lazydays Holdings, Inc.* (Specialty Retail)	27	582
LCI Industries (Auto Components)	86	13,405
Legacy Housing Corp.* (Household Durables)	28	741
Lemaitre Vascular, Inc. (Health Care Equipment & Supplies)	66	3,315
LendingClub Corp.* (Consumer Finance)	344	8,318
LendingTree, Inc.* (Thrifts & Mortgage Finance)	40	4,904
Lexicon Pharmaceuticals, Inc.* (Biotechnology)	243	957
Lexington Realty Trust (Equity Real Estate Investment Trusts)	971	15,167
LGI Homes, Inc.* (Household Durables)	75	11,586
LHC Group, Inc.* (Health Care Providers & Services)	106	14,546
Liberty Latin America, Ltd.*—Class A (Media)	141	1,644
Liberty Latin America, Ltd.*—Class C (Media)	537	6,122
Liberty Media Corp-Liberty Braves*—Class A (Entertainment)	35	1,006
Liberty Media Corp-Liberty Braves*—Class C (Entertainment)	127	3,569
Liberty Oilfield Services, Inc.* (Energy Equipment & Services)	316	3,065

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 255

Common Stocks, continued

	Shares	Value
Liberty TripAdvisor Holdings, Inc.*—Class A (Interactive Media & Services)	253	$549
Life Time Group Holdings, Inc.* (Hotels, Restaurants & Leisure)	135	2,323
LifeStance Health Group, Inc.* (Health Care Providers & Services)	159	1,514
Lifetime Brands, Inc. (Household Durables)	44	703
Ligand Pharmaceuticals, Inc.* (Biotechnology)	52	8,032
Limelight Networks, Inc.* (IT Services)	434	1,489
Limoneira Co. (Food Products)	54	810
Lindblad Expeditions Holdings, Inc.* (Hotels, Restaurants & Leisure)	107	1,669
Lindsay Corp. (Machinery)	38	5,776
Lineage Cell Therapeutics, Inc.* (Biotechnology)	436	1,068
Lions Gate Entertainment Corp.*—Class A (Entertainment)	202	3,361
Lions Gate Entertainment Corp.*—Class B (Entertainment)	410	6,310
Liquidity Services, Inc.* (Internet & Direct Marketing Retail)	92	2,031
LivaNova PLC* (Health Care Equipment & Supplies)	186	16,261
Live Oak Bancshares, Inc. (Banks)	111	9,689
Livent Corp.* (Chemicals)	563	13,725
LiveOne, Inc.* (Entertainment)	205	262
LivePerson, Inc.* (Software)	228	8,144
LiveRamp Holdings, Inc.* (IT Services)	229	10,981
Lordstown Motors Corp.*—Class A (Automobiles)	539	1,860
LTC Properties, Inc. (Equity Real Estate Investment Trusts)	135	4,609
Lucid Diagnostics, Inc.* (Health Care Equipment & Supplies)	18	97
Lulu's Fashion Lounge Holdings, Inc.* (Internet & Direct Marketing Retail)	20	205
Lumber Liquidators Holdings, Inc.* (Specialty Retail)	100	1,707
Luna Innovations, Inc.* (Electronic Equipment, Instruments & Components)	107	903
Luther Burbank Corp. (Thrifts & Mortgage Finance)	54	758
Luxfer Holdings PLC (Machinery)	96	1,854
Lyell Immunopharma, Inc.* (Biotechnology)	82	635
M.D.C Holdings, Inc. (Household Durables)	199	11,110
M/I Homes, Inc.* (Household Durables)	99	6,156
Macatawa Bank Corp. (Banks)	91	803
MACOM Technology Solutions Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	169	13,233
MacroGenics, Inc.* (Biotechnology)	209	3,354
Macy's, Inc. (Multiline Retail)	1,091	28,562
Madison Square Garden Entertainment Corp.* (Entertainment)	91	6,401
Madrigal Pharmaceuticals, Inc.* (Biotechnology)	41	3,474
Magellan Health, Inc.* (Health Care Providers & Services)	82	7,789
Magenta Therapeutics, Inc.* (Biotechnology)	104	461
Magnite, Inc.* (Media)	451	7,893
Magnolia Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	501	9,454
Maiden Holdings, Ltd.* (Insurance)	241	737
Malibu Boats, Inc.* (Leisure Products)	72	4,949
MannKind Corp.* (Biotechnology)	858	3,749
ManTech International Corp.—Class A (Professional Services)	95	6,928
Marathon Digital Holdings, Inc.* (IT Services)	332	10,910
Marcus & Millichap, Inc.* (Real Estate Management & Development)	82	4,220
Marine Products Corp. (Leisure Products)	28	350
MarineMax, Inc.* (Specialty Retail)	73	4,310
Marinus Pharmaceuticals, Inc.* (Pharmaceuticals)	128	1,521
Marlin Business Services Corp. (Diversified Financial Services)	28	652
Marrone Bio Innovations, Inc.* (Chemicals)	352	254
Marten Transport, Ltd. (Road & Rail)	207	3,552
Masonite International Corp.* (Building Products)	83	9,790
MasterCraft Boat Holdings, Inc.* (Leisure Products)	65	1,841
Matador Resources Co. (Oil, Gas & Consumable Fuels)	385	14,214
Materion Corp. (Metals & Mining)	71	6,528
Matrix Service Co.* (Construction & Engineering)	90	677
Matson, Inc. (Marine)	144	12,964
Matthews International Corp.—Class A (Commercial Services & Supplies)	107	3,924
MAX Holdings, Inc. (Real Estate Management & Development)	64	1,951
Maxar Technologies, Inc. (Aerospace & Defense)	252	7,442
MaxCyte, Inc.* (Biotechnology)	333	3,393
MAXIMUS, Inc. (IT Services)	213	16,969
MaxLinear, Inc.*—Class A (Semiconductors & Semiconductor Equipment)	246	18,546
Mayville Engineering Co., Inc.* (Machinery)	31	462
MBIA, Inc.* (Insurance)	167	2,637
McGrath RentCorp (Commercial Services & Supplies)	84	6,742
MedAvail Holdings, Inc.* (Food & Staples Retailing)	42	59
MediaAlpha, Inc.*—Class A (Interactive Media & Services)	74	1,143
Medifast, Inc. (Personal Products)	40	8,377
MEDNAX, Inc.* (Health Care Providers & Services)	264	7,183
Medpace Holdings, Inc.* (Life Sciences Tools & Services)	101	21,981
MEI Pharma, Inc.* (Biotechnology)	376	1,004
MeiraGTx Holdings PLC* (Biotechnology)	103	2,445
Mercantile Bank Corp. (Banks)	53	1,857
Merchants Bancorp (Thrifts & Mortgage Finance)	34	1,609
Meridian Bioscience, Inc.* (Health Care Equipment & Supplies)	148	3,019
MeridianLink, Inc.* (Software)	44	950
Merit Medical Systems, Inc.* (Health Care Equipment & Supplies)	178	11,089
Meritage Homes Corp.* (Household Durables)	128	15,625
Meritor, Inc.* (Machinery)	236	5,848
Mersana Therapeutics, Inc.* (Biotechnology)	249	1,549
Mesa Air Group, Inc.* (Airlines)	119	666
Mesa Laboratories, Inc. (Health Care Equipment & Supplies)	17	5,578
Meta Financial Group, Inc. (Thrifts & Mortgage Finance)	109	6,503

See accompanying notes to financial statements.

256 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Meta Materials, Inc.* (Oil, Gas & Consumable Fuels)	704	$1,732
Methode Electronics, Inc. (Electronic Equipment, Instruments & Components)	133	6,540
Metrocity Bankshares, Inc. (Banks)	66	1,817
MetroMile, Inc.* (Insurance)	334	731
Metropolitan Bank Holding Corp.* (Banks)	34	3,622
MFA Financial, Inc. (Mortgage Real Estate Investment Trusts)	1,538	7,013
MGE Energy, Inc. (Electric Utilities)	127	10,446
MGP Ingredients, Inc. (Beverages)	49	4,165
MicroStrategy, Inc.* (Software)	29	15,790
MicroVision, Inc.* (Electronic Equipment, Instruments & Components)	571	2,861
Mid Penn Bancorp, Inc. (Banks)	49	1,555
Middlesex Water Co. (Water Utilities)	60	7,218
Midland States Bancorp, Inc. (Banks)	74	1,834
MidwestOne Financial Group, Inc. (Banks)	49	1,586
Miller Industries, Inc. (Machinery)	39	1,303
MillerKnoll, Inc. (Commercial Services & Supplies)	258	10,111
Mimecast, Ltd.* (Software)	212	16,869
MiMedx Group, Inc.* (Biotechnology)	386	2,331
Mind Medicine MindMed, Inc.* (Pharmaceuticals)	1,208	1,667
Minerals Technologies, Inc. (Chemicals)	115	8,412
MiNK Therapeutics, Inc.* (Biotechnology)	7	31
Mirum Pharmaceuticals, Inc.* (Biotechnology)	13	207
Mission Produce, Inc.* (Food Products)	129	2,025
Mistras Group, Inc.* (Professional Services)	69	513
Mitek System, Inc.* (Software)	149	2,645
Model N, Inc.* (Software)	123	3,694
Modine Manufacturing Co.* (Auto Components)	174	1,756
ModivCare, Inc.* (Health Care Providers & Services)	43	6,376
Moelis & Co. (Capital Markets)	212	13,252
Molecular Templates, Inc.* (Biotechnology)	128	502
Momentive Global, Inc.* (Software)	451	9,539
Monarch Casino & Resort, Inc.* (Hotels, Restaurants & Leisure)	46	3,402
MoneyGram International, Inc.* (IT Services)	311	2,454
Monmouth Real Estate Investment Corp.—Class A (Equity Real Estate Investment Trusts)	331	6,954
Monro, Inc. (Specialty Retail)	115	6,701
Monte Rosa Therapeutics, Inc.* (Biotechnology)	42	858
Montrose Environmental Group, Inc.* (Commercial Services & Supplies)	91	6,416
Moog, Inc.—Class A (Aerospace & Defense)	101	8,178
Morphic Holding, Inc.* (Biotechnology)	73	3,459
Motorcar Parts of America, Inc.* (Auto Components)	65	1,110
Movado Group, Inc. (Textiles, Apparel & Luxury Goods)	54	2,259
MP Materials Corp.* (Metals & Mining)	263	11,944
Mr. Cooper Group, Inc.* (Thrifts & Mortgage Finance)	215	8,946
MRC Global, Inc.* (Trading Companies & Distributors)	280	1,926
Mueller Industries, Inc. (Machinery)	195	11,575
Mueller Water Products, Inc.—Class A (Machinery)	547	7,877
Multiplan Corp.* (Health Care Technology)	1,323	5,861
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	509	13,290
Murphy USA, Inc. (Specialty Retail)	84	16,735
Mustang Bio, Inc.* (Biotechnology)	253	420
MVB Financial Corp. (Banks)	35	1,453
Myers Industries, Inc. (Containers & Packaging)	125	2,501
MYR Group, Inc.* (Construction & Engineering)	57	6,301
Myriad Genetics, Inc.* (Biotechnology)	276	7,618
Nabors Industries, Ltd.* (Energy Equipment & Services)	25	2,027
NanoString Technologies, Inc.* (Life Sciences Tools & Services)	158	6,672
Nanthealth, Inc.* (Health Care Technology)	93	98
Napco Security Technologies, Inc.* (Electronic Equipment, Instruments & Components)	50	2,499
Nathan's Famous, Inc. (Hotels, Restaurants & Leisure)	10	584
National Bank Holdings Corp. (Banks)	101	4,438
National Beverage Corp. (Beverages)	82	3,717
National CineMedia, Inc. (Media)	209	587
National Energy Services Reunited Corp.* (Energy Equipment & Services)	132	1,247
National Health Investors, Inc. (Equity Real Estate Investment Trusts)	152	8,735
National Healthcare Corp. (Health Care Providers & Services)	44	2,989
National Presto Industries, Inc. (Aerospace & Defense)	18	1,477
National Research Corp. (Health Care Providers & Services)	49	2,034
National Storage Affiliates Trust (Equity Real Estate Investment Trusts)	282	19,514
National Vision Holdings, Inc.* (Specialty Retail)	284	13,629
National Western Life Group, Inc.—Class A (Insurance)	9	1,930
Natural Grocers by Vitamin Cottage, Inc. (Food & Staples Retailing)	32	456
Nature's Sunshine Products, Inc. (Personal Products)	41	759
Natus Medical, Inc.* (Health Care Equipment & Supplies)	117	2,776
Nautilus, Inc.* (Leisure Products)	105	644
Navient Corp. (Consumer Finance)	550	11,671
NBT Bancorp, Inc. (Banks)	147	5,662
Neenah, Inc. (Paper & Forest Products)	59	2,731
Nelnet, Inc.—Class A (Consumer Finance)	59	5,763
NEOGAMES SA* (Hotels, Restaurants & Leisure)	36	1,000
Neogen Corp.* (Health Care Equipment & Supplies)	374	16,982
NeoGenomics, Inc.* (Life Sciences Tools & Services)	394	13,442
Neoleukin Therapeutics, Inc.* (Biotechnology)	122	588
NeoPhotonics Corp.* (Semiconductors & Semiconductor Equipment)	178	2,736
NETGEAR, Inc.* (Communications Equipment)	101	2,950
NetScout Systems, Inc.* (Communications Equipment)	244	8,072
NETSTREIT Corp. (Equity Real Estate Investment Trusts)	138	3,160
Neuronetics, Inc.* (Health Care Equipment & Supplies)	89	397
NeuroPace, Inc.* (Health Care Equipment & Supplies)	25	252

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 257

Common Stocks, continued

	Shares	Value
Nevro Corp.* (Health Care Equipment & Supplies)	120	$9,728
New Jersey Resources Corp. (Gas Utilities)	336	13,796
New York Mortgage Trust, Inc. (Mortgage Real Estate Investment Trusts)	1,319	4,907
NewAge, Inc.* (Beverages)	467	481
Newmark Group, Inc. (Real Estate Management & Development)	518	9,687
Newpark Resources, Inc.* (Energy Equipment & Services)	315	926
NexImmune, Inc.* (Biotechnology)	61	281
Nexpoint Residential Trust, Inc. (Equity Real Estate Investment Trusts)	77	6,455
NextGen Healthcare, Inc.* (Health Care Technology)	199	3,540
NexTier Oilfield Solutions, Inc.* (Energy Equipment & Services)	601	2,134
NGM Biopharmaceuticals, Inc.* (Pharmaceuticals)	109	1,930
NI Holdings, Inc.* (Insurance)	30	567
Nicolet Bankshares, Inc.* (Banks)	43	3,687
Nikola Corp.*(a) (Machinery)	794	7,837
Nkarta, Inc.* (Biotechnology)	49	752
NL Industries, Inc. (Commercial Services & Supplies)	29	215
nLight, Inc.* (Electronic Equipment, Instruments & Components)	152	3,640
NMI Holdings, Inc.*—Class A (Thrifts & Mortgage Finance)	292	6,380
NN, Inc.* (Machinery)	148	607
Noodles & Co.* (Hotels, Restaurants & Leisure)	141	1,279
Nordic American Tankers, Ltd. (Oil, Gas & Consumable Fuels)	584	987
Northern Oil And Gas, Inc. (Oil, Gas & Consumable Fuels)	182	3,746
Northfield Bancorp, Inc. (Thrifts & Mortgage Finance)	153	2,472
Northrim Bancorp, Inc. (Banks)	21	913
Northwest Bancshares, Inc. (Thrifts & Mortgage Finance)	425	6,018
Northwest Natural Holding Co. (Gas Utilities)	106	5,171
Northwest Pipe Co.* (Construction & Engineering)	34	1,081
NorthWestern Corp. (Multi-Utilities)	184	10,517
Novagold Resources, Inc.* (Metals & Mining)	824	5,653
Novanta, Inc.* (Electronic Equipment, Instruments & Components)	123	21,688
NOW, Inc.* (Trading Companies & Distributors)	383	3,271
Nu Skin Enterprises, Inc.—Class A (Personal Products)	173	8,779
Nurix Therapeutics, Inc.* (Biotechnology)	109	3,156
Nuvalent, Inc.*—Class A (Biotechnology)	37	704
NuVasive, Inc.* (Health Care Equipment & Supplies)	180	9,446
Nuvation Bio, Inc.* (Pharmaceuticals)	552	4,692
NV5 Global, Inc.* (Construction & Engineering)	46	6,354
NVE Corp. (Semiconductors & Semiconductor Equipment)	17	1,161
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)	69	8,693
Oceaneering International, Inc.* (Energy Equipment & Services)	346	3,913
Oceanfirst Financial Corp. (Thrifts & Mortgage Finance)	202	4,484
Ocugen, Inc.* (Biotechnology)	641	2,917
Ocular Therapeutix, Inc.* (Pharmaceuticals)	266	1,854
Ocwen Financial Corp.* (Thrifts & Mortgage Finance)	28	1,119
Office Properties Income Trust (Equity Real Estate Investment Trusts)	166	4,123
OFG Bancorp (Banks)	170	4,515
O-I Glass, Inc.* (Containers & Packaging)	549	6,605
Oil States International, Inc.* (Energy Equipment & Services)	210	1,044
Oil-Dri Corp. of America (Household Products)	18	589
Old National Bancorp (Banks)	574	10,401
Old Second Bancorp, Inc. (Banks)	96	1,209
Olema Pharmaceuticals, Inc.* (Biotechnology)	87	814
Olympic Steel, Inc. (Metals & Mining)	33	776
Omega Flex, Inc. (Machinery)	11	1,396
Omega Therapeutics, Inc.* (Biotechnology)	26	295
Omeros Corp.* (Pharmaceuticals)	209	1,344
Omnicell, Inc.* (Health Care Technology)	152	27,426
ON24, Inc.* (Software)	93	1,614
Oncocyte Corp.* (Biotechnology)	209	454
Oncorus, Inc.* (Biotechnology)	71	374
Oncternal Therapeutics, Inc.* (Biotechnology)	154	350
ONE Gas, Inc. (Gas Utilities)	183	14,199
ONE Group Hospitality, Inc. (The)* (Hotels, Restaurants & Leisure)	72	908
One Liberty Properties, Inc. (Equity Real Estate Investment Trusts)	56	1,976
OneSpan, Inc.* (Software)	122	2,065
OneSpaWorld Holdings, Ltd.* (Diversified Consumer Services)	186	1,864
Onewater Marine, Inc. (Specialty Retail)	36	2,195
Onto Innovation, Inc.* (Semiconductors & Semiconductor Equipment)	169	17,108
Ontrak, Inc.* (Health Care Providers & Services)	32	201
Ooma, Inc.* (Diversified Telecommunication Services)	76	1,553
Open Lending Corp.*—Class A (Capital Markets)	362	8,138
OPKO Health, Inc.* (Biotechnology)	1,388	6,676
Oportun Financial Corp.* (Consumer Finance)	73	1,478
Oppenheimer Holdings, Inc.—Class A (Capital Markets)	32	1,484
OptimizeRx Corp.* (Health Care Technology)	60	3,727
Option Care Health, Inc.* (Health Care Providers & Services)	552	15,700
Oramed Pharmaceuticals, Inc.* (Pharmaceuticals)	105	1,499
OraSure Technologies, Inc.* (Health Care Equipment & Supplies)	248	2,155
Orchid Island Capital, Inc. (Mortgage Real Estate Investment Trusts)	472	2,124
Organogenesis Holdings, Inc.* (Biotechnology)	132	1,220
ORIC Pharmaceuticals, Inc.* (Biotechnology)	110	1,617
Origin Bancorp, Inc. (Banks)	77	3,305
Orion Engineered Carbons SA* (Chemicals)	210	3,856
Ormat Technologies, Inc. (Independent Power and Renewable Electricity Producers)	157	12,450
Orrstown Financial Services, Inc. (Banks)	38	958
Ortho Clinical Diagnostics Holdings PLC* (Health Care Equipment & Supplies)	418	8,941
Orthofix Medical, Inc.* (Health Care Equipment & Supplies)	66	2,052
OrthoPediatrics Corp.* (Health Care Equipment & Supplies)	48	2,873
OSI Systems, Inc.* (Electronic Equipment, Instruments & Components)	59	5,499

See accompanying notes to financial statements.

258 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Otter Tail Corp. (Electric Utilities)	143	$10,213
Ouster, Inc.* (Electronic Equipment, Instruments & Components)	544	2,829
Outbrain, Inc.* (Interactive Media & Services)	29	406
Outfront Media, Inc. (Equity Real Estate Investment Trusts)	506	13,571
Outlook Therapeutics, Inc.* (Biotechnology)	309	420
Outset Medical, Inc.* (Health Care Equipment & Supplies)	163	7,513
Overstock.com, Inc.* (Internet & Direct Marketing Retail)	149	8,792
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)	910	30,666
Owens & Minor, Inc. (Health Care Providers & Services)	252	10,962
Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	56	5,685
Oyster Point Pharma, Inc.* (Biotechnology)	39	712
Pacific Biosciences of California, Inc.* (Life Sciences Tools & Services)	675	13,810
Pacific Premier Bancorp, Inc. (Banks)	326	13,050
Pacira BioSciences, Inc.* (Pharmaceuticals)	153	9,206
Pactiv Evergreen, Inc. (Containers & Packaging)	149	1,889
PAE, Inc.* (Aerospace & Defense)	241	2,393
PagerDuty, Inc.* (Software)	285	9,904
Palomar Holdings, Inc.* (Insurance)	85	5,505
PAM Transportation Services, Inc.* (Road & Rail)	12	852
Papa John's International, Inc. (Hotels, Restaurants & Leisure)	115	15,349
Par Pacific Holdings, Inc.* (Oil, Gas & Consumable Fuels)	155	2,556
PAR Technology Corp.* (Electronic Equipment, Instruments & Components)	88	4,644
Paragon 28, Inc.* (Health Care Equipment & Supplies)	31	548
Paramount Group, Inc. (Equity Real Estate Investment Trusts)	648	5,404
Paratek Pharmaceuticals, Inc.* (Pharmaceuticals)	170	763
Park Aerospace Corp. (Aerospace & Defense)	68	898
Park National Corp. (Banks)	50	6,866
Park-Ohio Holdings Corp. (Machinery)	30	635
Parsons Corp.* (Aerospace & Defense)	91	3,062
Party City Holdco, Inc.* (Specialty Retail)	384	2,139
Passage Bio, Inc.* (Biotechnology)	129	819
Patrick Industries, Inc. (Auto Components)	79	6,375
Patterson Cos., Inc. (Health Care Providers & Services)	298	8,746
Patterson-UTI Energy, Inc. (Energy Equipment & Services)	648	5,476
PAVmed, Inc.* (Health Care Equipment & Supplies)	252	620
Paya Holdings, Inc.* (IT Services)	298	1,889
PBF Energy, Inc.*—Class A (Oil, Gas & Consumable Fuels)	335	4,345
PC Connection, Inc. (Electronic Equipment, Instruments & Components)	39	1,682
PCSB Financial Corp. (Thrifts & Mortgage Finance)	45	857
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)	339	16,536
PDF Solutions, Inc.* (Semiconductors & Semiconductor Equipment)	104	3,306
Peabody Energy Corp.* (Oil, Gas & Consumable Fuels)	309	3,112
Peapack Gladstone Financial Corp. (Banks)	62	2,195
Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts)	452	10,111
Pennymac Financial Services, Inc. (Thrifts & Mortgage Finance)	109	7,606
PennyMac Mortgage Investment Trust (Mortgage Real Estate Investment Trusts)	340	5,892
Peoples Bancorp, Inc. (Banks)	88	2,799
Peoples Financial Services Corp. (Banks)	24	1,265
Perdoceo Education Corp.* (Diversified Consumer Services)	244	2,869
Perficient, Inc.* (IT Services)	113	14,609
Performance Food Group Co.* (Food & Staples Retailing)	527	24,184
Perpetua Resources Corp.* (Metals & Mining)	113	537
Personalis, Inc.* (Life Sciences Tools & Services)	125	1,784
Petiq, Inc.* (Health Care Providers & Services)	94	2,135
PetMed Express, Inc. (Internet & Direct Marketing Retail)	71	1,793
PGT Innovations, Inc.* (Building Products)	200	4,498
Phathom Pharmaceuticals, Inc.* (Pharmaceuticals)	70	1,377
Phibro Animal Health Corp.—Class A (Pharmaceuticals)	71	1,450
Phillips Edison & Co., Inc. (Equity Real Estate Investment Trusts)	65	2,148
Photronics, Inc.* (Semiconductors & Semiconductor Equipment)	207	3,902
Phreesia, Inc.* (Health Care Technology)	173	7,207
Physicians Realty Trust (Equity Real Estate Investment Trusts)	766	14,424
Piedmont Office Realty Trust, Inc.—Class A (Equity Real Estate Investment Trusts)	431	7,922
Ping Identity Holding Corp.* (Software)	211	4,828
Pioneer Bancorp, Inc.* (Thrifts & Mortgage Finance)	40	453
Piper Sandler Cos. (Capital Markets)	61	10,889
Pitney Bowes, Inc. (Commercial Services & Supplies)	611	4,051
PJT Partners, Inc.—Class A (Capital Markets)	82	6,075
Plantronics, Inc.* (Communications Equipment)	147	4,313
PlayAGS, Inc.* (Hotels, Restaurants & Leisure)	95	645
PLBY Group, Inc.* (Textiles, Apparel & Luxury Goods)	100	2,664
Plexus Corp.* (Electronic Equipment, Instruments & Components)	97	9,301
Pliant Therapeutics, Inc.* (Pharmaceuticals)	84	1,134
Plymouth Industrial REIT, Inc. (Equity Real Estate Investment Trusts)	109	3,488
PMV Pharmaceuticals, Inc.* (Pharmaceuticals)	91	2,102
PNM Resources, Inc. (Electric Utilities)	297	13,546
PolyMet Mining Corp.* (Metals & Mining)	100	250
Porch Group, Inc.* (Internet & Direct Marketing Retail)	268	4,178
Portage Biotech, Inc.* (Biotechnology)	17	182
Portillo's, Inc.*—Class A (Hotels, Restaurants & Leisure)	82	3,078
Portland General Electric Co. (Electric Utilities)	313	16,564
Poseida Therapeutics, Inc.* (Biotechnology)	100	681
Postal Realty Trust, Inc.—Class A (Equity Real Estate Investment Trusts)	43	851
PotlatchDeltic Corp. (Equity Real Estate Investment Trusts)	229	13,790
Powell Industries, Inc. (Electrical Equipment)	32	944
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	210	19,507
PowerSchool Holdings, Inc.* (Diversified Consumer Services)	187	3,080

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 259

Common Stocks, continued

	Shares	Value
PRA Group, Inc.* (Consumer Finance)	150	$7,532
Praxis Precision Medicines, Inc.* (Biotechnology)	116	2,285
Precigen, Inc.* (Biotechnology)	330	1,224
Precision BioSciences, Inc.* (Biotechnology)	176	1,302
Preferred Apartment Communities, Inc.—Class A (Equity Real Estate Investment Trusts)	181	3,269
Preferred Bank (Banks)	48	3,446
Preformed Line Products Co. (Electrical Equipment)	10	647
Prelude Therapeutics, Inc.* (Biotechnology)	38	473
Premier Financial Corp. (Thrifts & Mortgage Finance)	129	3,987
Prestige Consumer Healthcare, Inc.* (Pharmaceuticals)	174	10,553
PriceSmart, Inc. (Food & Staples Retailing)	81	5,927
Primis Financial Corp. (Banks)	84	1,263
Primo Water Corp. (Beverages)	546	9,626
Primoris Services Corp. (Construction & Engineering)	186	4,460
Priority Technology Holdings, Inc.* (IT Services)	35	248
Privia Health Group, Inc.* (Health Care Providers & Services)	56	1,449
ProAssurance Corp. (Insurance)	187	4,731
PROCEPT BioRobotics Corp.* (Health Care Equipment & Supplies)	25	625
PROG Holdings, Inc.* (Consumer Finance)	226	10,195
Progress Software Corp. (Software)	153	7,385
Progyny, Inc.* (Health Care Providers & Services)	224	11,278
Prometheus Biosciences, Inc.* (Biotechnology)	104	4,112
ProPetro Holding Corp.* (Energy Equipment & Services)	300	2,430
PROS Holdings, Inc.* (Software)	139	4,794
Protagonist Therapeutics, Inc.* (Biotechnology)	156	5,335
Prothena Corp. PLC* (Biotechnology)	126	6,224
Proto Labs, Inc.* (Machinery)	97	4,981
Provention Bio, Inc.* (Pharmaceuticals)	193	1,085
Provident BanCorp, Inc. (Thrifts & Mortgage Finance)	53	986
Provident Financial Services, Inc. (Thrifts & Mortgage Finance)	264	6,394
PS Business Parks, Inc. (Equity Real Estate Investment Trusts)	70	12,892
PTC Therapeutics, Inc.* (Biotechnology)	241	9,599
Pulmonx Corp.* (Health Care Equipment & Supplies)	91	2,918
Pulse Biosciences, Inc.* (Health Care Equipment & Supplies)	48	711
Puma Biotechnology, Inc.* (Biotechnology)	112	340
Pure Cycle Corp.* (Water Utilities)	67	978
PureCycle Technologies, Inc.* (Chemicals)	185	1,770
Purple Innovation, Inc.* (Household Durables)	200	2,654
Pyxis Oncology, Inc.* (Biotechnology)	37	406
Pzena Investment Management, Inc.—Class A (Capital Markets)	58	549
Q2 Holdings, Inc.* (Software)	190	15,094
QCR Holdings, Inc. (Banks)	53	2,968
Quaker Chemical Corp. (Chemicals)	47	10,847
Qualys, Inc.* (Software)	118	16,192
Quanex Building Products Corp. (Building Products)	116	2,874
Quanterix Corp.* (Life Sciences Tools & Services)	107	4,537
Quantum Corp.* (Technology Hardware, Storage & Peripherals)	203	1,121
QuinStreet, Inc.* (Interactive Media & Services)	174	3,165
Quotient Technology, Inc.* (Internet & Direct Marketing Retail)	312	2,315
Quotient, Ltd.* (Health Care Equipment & Supplies)	273	707
R. R. Donnelley & Sons Co.* (Commercial Services & Supplies)	246	2,770
R1 RCM, Inc.* (Health Care Providers & Services)	413	10,527
Rackspace Technology, Inc.* (IT Services)	189	2,546
Radian Group, Inc. (Thrifts & Mortgage Finance)	626	13,227
Radiant Logistics, Inc.* (Air Freight & Logistics)	136	991
Radius Global Infrastructure, Inc.*—Class A (Diversified Telecommunication Services)	205	3,301
Radius Health, Inc.* (Biotechnology)	163	1,128
RadNet, Inc.* (Health Care Providers & Services)	158	4,757
Rafael Holdings, Inc.*—Class B (Real Estate Management & Development)	34	173
Rain Therapeutics, Inc.* (Biotechnology)	55	708
Rallybio Corp.* (Biotechnology)	25	239
Rambus, Inc.* (Semiconductors & Semiconductor Equipment)	377	11,080
Range Resources Corp.* (Oil, Gas & Consumable Fuels)	830	14,799
Ranger Oil Corp.* (Oil, Gas & Consumable Fuels)	74	1,992
Ranpak Holdings Corp.* (Containers & Packaging)	131	4,923
Rapid Micro Biosystems, Inc.*—Class A (Life Sciences Tools & Services)	29	309
Rapid7, Inc.* (Software)	195	22,949
RAPT Therapeutics, Inc.* (Biotechnology)	74	2,718
Rayonier Advanced Materials, Inc.* (Chemicals)	215	1,228
RBB Bancorp (Banks)	49	1,284
RBC Bearings, Inc.* (Machinery)	97	19,591
RCI Hospitality Holdings, Inc. (Hotels, Restaurants & Leisure)	29	2,259
Ready Capital Corp. (Mortgage Real Estate Investment Trusts)	208	3,251
Realogy Holdings Corp.* (Real Estate Management & Development)	400	6,724
Reata Pharmaceuticals, Inc.*—Class A (Pharmaceuticals)	95	2,505
Recursion Pharmaceuticals, Inc.*—Class A (Biotechnology)	400	6,852
Red River Bancshares, Inc. (Banks)	16	856
Red Robin Gourmet Burgers, Inc.* (Hotels, Restaurants & Leisure)	54	893
Red Rock Resorts, Inc.—Class A (Hotels, Restaurants & Leisure)	207	11,387
Redfin Corp.* (Real Estate Management & Development)	358	13,745
Redwood Trust, Inc. (Mortgage Real Estate Investment Trusts)	398	5,250
REGENXBIO, Inc.* (Biotechnology)	137	4,480
Regional Management Corp. (Consumer Finance)	27	1,551
Regis Corp.* (Diversified Consumer Services)	148	258
Rekor Systems, Inc.* (Professional Services)	117	766
Relay Therapeutics, Inc.* (Biotechnology)	243	7,463
Relmada Therapeutics, Inc.* (Pharmaceuticals)	54	1,217

See accompanying notes to financial statements.

260 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Remitly Global, Inc.* (IT Services)	43	$887
Renasant Corp. (Banks)	190	7,211
Reneo Pharmaceuticals, Inc.* (Biotechnology)	30	257
Renewable Energy Group, Inc.* (Oil, Gas & Consumable Fuels)	156	6,621
Rent The Runway, Inc.*—Class A (Internet & Direct Marketing Retail)	60	489
Rent-A-Center, Inc. (Specialty Retail)	229	11,001
Repay Holdings Corp.* (IT Services)	301	5,499
Replimune Group, Inc.* (Biotechnology)	103	2,791
Republic Bancorp, Inc.—Class A (Banks)	32	1,627
Republic First Bancorp, Inc.* (Banks)	155	577
Resideo Technologies, Inc.* (Building Products)	502	13,067
Resources Connection, Inc. (Professional Services)	111	1,980
Retail Opportunity Investments Corp. (Equity Real Estate Investment Trusts)	413	8,095
Retail Value, Inc. (Equity Real Estate Investment Trusts)	61	392
Retractable Technologies, Inc.* (Health Care Equipment & Supplies)	60	416
REV Group, Inc. (Machinery)	99	1,401
Revance Therapeutics, Inc.* (Pharmaceuticals)	244	3,982
Revlon, Inc.*—Class A (Personal Products)	25	284
REVOLUTION Medicines, Inc.* (Biotechnology)	206	5,185
Revolve Group, Inc.* (Internet & Direct Marketing Retail)	125	7,005
REX American Resources Corp.* (Oil, Gas & Consumable Fuels)	18	1,728
Rhythm Pharmaceuticals, Inc.* (Biotechnology)	153	1,527
Ribbon Communications, Inc.* (Communications Equipment)	244	1,476
Rigel Pharmaceuticals, Inc.* (Biotechnology)	593	1,571
Riley Exploration Permian, Inc. (Oil, Gas & Consumable Fuels)	9	174
Rimini Street, Inc.* (Software)	155	925
Riot Blockchain, Inc.*(a) (Software)	309	6,900
Rite Aid Corp.* (Food & Staples Retailing)	193	2,835
RLI Corp. (Insurance)	139	15,582
RLJ Lodging Trust (Equity Real Estate Investment Trusts)	575	8,010
Rocket Pharmaceuticals, Inc.* (Biotechnology)	143	3,122
Rocky Brands, Inc. (Textiles, Apparel & Luxury Goods)	24	955
Rogers Corp.* (Electronic Equipment, Instruments & Components)	65	17,744
Romeo Power, Inc.* (Electrical Equipment)	449	1,639
RPC, Inc.* (Energy Equipment & Services)	235	1,067
RPT Realty (Equity Real Estate Investment Trusts)	291	3,894
Rubius Therapeutics, Inc.* (Biotechnology)	160	1,549
Rush Enterprises, Inc.—Class A (Trading Companies & Distributors)	147	8,179
Rush Enterprises, Inc.—Class B (Trading Companies & Distributors)	22	1,187
Rush Street Interactive, Inc.* (Hotels, Restaurants & Leisure)	183	3,020
Ruth's Hospitality Group, Inc.* (Hotels, Restaurants & Leisure)	115	2,289
RxSight, Inc.* (Health Care Equipment & Supplies)	29	326
Ryerson Holding Corp. (Metals & Mining)	57	1,485
Ryman Hospitality Properties, Inc.*—Class I (Equity Real Estate Investment Trusts)	187	17,197
S&T Bancorp, Inc. (Banks)	135	4,255
Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts)	793	10,737
Safe Bulkers, Inc.* (Marine)	220	829
Safehold, Inc. (Equity Real Estate Investment Trusts)	72	5,749
Safety Insurance Group, Inc. (Insurance)	50	4,252
Saia, Inc.* (Road & Rail)	92	31,008
Sailpoint Technologies Holding, Inc.* (Software)	318	15,372
Sally Beauty Holdings, Inc.* (Specialty Retail)	391	7,218
Sana Biotechnology, Inc.* (Biotechnology)	300	4,644
Sanderson Farms, Inc. (Food Products)	71	13,566
Sandy Spring Bancorp, Inc. (Banks)	155	7,452
Sangamo Therapeutics, Inc.* (Biotechnology)	412	3,090
Sanmina Corp.* (Electronic Equipment, Instruments & Components)	221	9,163
Sapiens International Corp. N.V. (Software)	107	3,686
Saul Centers, Inc. (Equity Real Estate Investment Trusts)	41	2,174
ScanSource, Inc.* (Electronic Equipment, Instruments & Components)	87	3,052
Schnitzer Steel Industries, Inc.—Class A (Metals & Mining)	90	4,673
Scholar Rock Holding Corp.* (Biotechnology)	98	2,434
Scholastic Corp. (Media)	92	3,676
Schrodinger, Inc.* (Health Care Technology)	157	5,468
Schweitzer-Mauduit International, Inc. (Paper & Forest Products)	109	3,259
Scientific Games Corp.* (Hotels, Restaurants & Leisure)	334	22,320
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)	169	2,165
Sculptor Capital Management, Inc. (Capital Markets)	77	1,644
Seacoast Banking Corporation of Florida (Banks)	181	6,406
SeaSpine Holdings Corp.* (Health Care Equipment & Supplies)	110	1,498
SeaWorld Entertainment, Inc.* (Hotels, Restaurants & Leisure)	179	11,610
SecureWorks Corp.*—Class A (Software)	35	559
Seelos Therapeutics, Inc.* (Pharmaceuticals)	341	556
Seer, Inc.* (Life Sciences Tools & Services)	145	3,307
Select Energy Services, Inc.* (Energy Equipment & Services)	217	1,352
Select Medical Holdings Corp. (Health Care Providers & Services)	384	11,290
Selecta Biosciences, Inc.* (Biotechnology)	320	1,043
Selective Insurance Group, Inc. (Insurance)	206	16,880
Selectquote, Inc.* (Insurance)	465	4,213
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	225	20,009
Seneca Foods Corp.*—Class A (Food Products)	21	1,007
Sensei Biotherapeutics, Inc.* (Biotechnology)	73	423
Senseonics Holdings, Inc.* (Health Care Equipment & Supplies)	1,501	4,008
Sensient Technologies Corp. (Chemicals)	147	14,708
Sera Prognostics, Inc.*—Class A (Biotechnology)	16	110
Seres Therapeutics, Inc.* (Biotechnology)	242	2,016
Seritage Growth Properties*—Class A (Equity Real Estate Investment Trusts)	130	1,725
Service Properties Trust (Equity Real Estate Investment Trusts)	570	5,010

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 261

Common Stocks, continued

	Shares	Value
ServisFirst Bancshares, Inc. (Banks)	173	$14,695
Sesen Bio, Inc.*(a) (Biotechnology)	699	570
SFL Corp., Ltd. (Oil, Gas & Consumable Fuels)	431	3,513
Shake Shack, Inc.*—Class A (Hotels, Restaurants & Leisure)	130	9,381
Sharps Compliance Corp.* (Health Care Providers & Services)	64	456
Shattuck Labs, Inc.* (Biotechnology)	92	783
Shenandoah Telecommunications Co. (Wireless Telecommunication Services)	168	4,284
Shift Technologies, Inc.* (Specialty Retail)	216	737
Shockwave Medical, Inc.* (Health Care Equipment & Supplies)	117	20,864
Shoe Carnival, Inc. (Specialty Retail)	61	2,384
ShotSpotter, Inc.* (Software)	29	856
Shutterstock, Inc. (Internet & Direct Marketing Retail)	81	8,982
SI-BONE, Inc.* (Health Care Equipment & Supplies)	113	2,510
Sientra, Inc.* (Health Care Equipment & Supplies)	202	741
Sierra Bancorp (Banks)	49	1,330
SIGA Technologies, Inc.* (Pharmaceuticals)	168	1,263
Sight Sciences, Inc.* (Health Care Equipment & Supplies)	39	685
Sigilon Therapeutics, Inc.* (Biotechnology)	53	146
Signet Jewelers, Ltd. (Specialty Retail)	184	16,014
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	139	28,693
Silk Road Medical, Inc.* (Health Care Equipment & Supplies)	119	5,071
Silverback Therapeutics, Inc.* (Biotechnology)	71	473
Silvergate Capital Corp.*—Class A (Banks)	96	14,227
Simmons First National Corp.—Class A (Banks)	395	11,684
Simpson Manufacturing Co., Inc. (Building Products)	151	20,999
Simulations Plus, Inc. (Health Care Technology)	53	2,507
Sinclair Broadcast Group, Inc.—Class A (Media)	160	4,229
Singular Genomics Systems, Inc.* (Life Sciences Tools & Services)	42	486
SiriusPoint, Ltd.* (Insurance)	307	2,496
SITE Centers Corp. (Equity Real Estate Investment Trusts)	602	9,530
SiTime Corp.* (Semiconductors & Semiconductor Equipment)	55	16,090
SJW Corp. (Water Utilities)	96	7,027
Skyline Champion Corp.* (Household Durables)	182	14,374
SkyWater Technology, Inc.* (Semiconductors & Semiconductor Equipment)	28	454
SkyWest, Inc.* (Airlines)	173	6,799
Sleep Number Corp.* (Specialty Retail)	77	5,898
SM Energy Co. (Oil, Gas & Consumable Fuels)	417	12,293
SMART Global Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	61	4,330
SmartFinancial, Inc. (Banks)	48	1,313
Smith & Wesson Brands, Inc. (Leisure Products)	166	2,955
Smith Micro Software, Inc.* (Software)	160	787
Snap One Holdings Corp.* (Household Durables)	47	991
SOC Telemed, Inc.* (Health Care Providers & Services)	211	270
Society Pass, Inc.* (Interactive Media & Services)	11	115
Solaris Oilfield Infrastructure, Inc. (Energy Equipment & Services)	109	714
Solid Biosciences, Inc.* (Biotechnology)	207	362
Solo Brands, Inc.*—Class A (Leisure Products)	41	641
Sonic Automotive, Inc.—Class A (Specialty Retail)	75	3,709
Sonos, Inc.* (Household Durables)	418	12,456
Sorrento Therapeutics, Inc.* (Biotechnology)	1,037	4,822
South Jersey Industries, Inc. (Gas Utilities)	358	9,351
South Plains Financial, Inc. (Banks)	36	1,001
Southern First Bancshares, Inc.* (Banks)	26	1,625
Southern Missouri Bancorp, Inc. (Thrifts & Mortgage Finance)	27	1,409
Southside Bancshares, Inc. (Banks)	108	4,517
SouthState Corp. (Banks)	243	19,468
Southwest Gas Holdings, Inc. (Gas Utilities)	210	14,710
Southwestern Energy Co.* (Oil, Gas & Consumable Fuels)	3,530	16,450
Sovos Brands, Inc.* (Food Products)	89	1,339
SP Plus Corp.* (Commercial Services & Supplies)	80	2,258
SpartanNash Co. (Food & Staples Retailing)	124	3,194
Spectrum Pharmaceuticals, Inc.* (Biotechnology)	566	719
Spero Therapeutics, Inc.* (Biotechnology)	84	1,345
Spire, Inc. (Gas Utilities)	176	11,479
Spirit Airlines, Inc.* (Airlines)	342	7,473
Spirit of Texas Bancshares, Inc. (Banks)	44	1,266
Sportsman's Warehouse Holdings, Inc.* (Specialty Retail)	151	1,782
SpringWorks Therapeutics, Inc.* (Biotechnology)	101	6,260
Sprout Social, Inc.*—Class A (Software)	157	14,238
Sprouts Farmers Market, Inc.* (Food & Staples Retailing)	392	11,635
Spruce Biosciences, Inc.* (Biotechnology)	30	134
SPS Commerce, Inc.* (Software)	125	17,794
SPX Corp.* (Machinery)	152	9,071
SPX FLOW, Inc. (Machinery)	144	12,453
SQZ Biotechnologies Co.* (Biotechnology)	79	705
STAAR Surgical Co.* (Health Care Equipment & Supplies)	165	15,065
STAG Industrial, Inc. (Equity Real Estate Investment Trusts)	613	29,399
Stagwell, Inc.* (Media)	214	1,855
Standard Motor Products, Inc. (Auto Components)	73	3,824
Standex International Corp. (Machinery)	42	4,648
Startek, Inc.* (IT Services)	58	303
State Auto Financial Corp. (Insurance)	62	3,205
Steelcase, Inc.—Class A (Commercial Services & Supplies)	302	3,539
Stem, Inc.* (Electrical Equipment)	396	7,512
Stepan Co. (Chemicals)	75	9,322
StepStone Group, Inc.—Class A (Capital Markets)	140	5,820
Stereotaxis, Inc.* (Health Care Equipment & Supplies)	172	1,066
Sterling Check Corp.* (Professional Services)	58	1,190
Sterling Construction Co., Inc.* (Construction & Engineering)	97	2,551
Steven Madden, Ltd. (Textiles, Apparel & Luxury Goods)	280	13,012
Stewart Information Services Corp. (Insurance)	93	7,415
Stitch Fix, Inc.*—Class A (Internet & Direct Marketing Retail)	283	5,354

See accompanying notes to financial statements.

262 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Stock Yards Bancorp, Inc. (Banks)	84	$5,366
Stoke Therapeutics, Inc.* (Biotechnology)	66	1,583
StoneMor, Inc.* (Diversified Consumer Services)	112	255
Stoneridge, Inc.* (Auto Components)	91	1,796
StoneX Group, Inc.* (Capital Markets)	58	3,553
Strategic Education, Inc. (Diversified Consumer Services)	85	4,916
Stride, Inc.* (Diversified Consumer Services)	144	4,800
Stronghold Digital Mining, Inc.*—Class A (Software)	26	334
Sturm Ruger & Co., Inc. (Leisure Products)	60	4,081
Summit Financial Group, Inc. (Banks)	39	1,071
Summit Hotel Properties, Inc.* (Equity Real Estate Investment Trusts)	360	3,514
Summit Materials, Inc.*—Class A (Construction Materials)	412	16,538
Summit Therapeutics, Inc.* (Biotechnology)	92	247
Sumo Logic, Inc.* (Software)	305	4,136
Sun Country Airlines Holdings, Inc.* (Airlines)	112	3,052
SunCoke Energy, Inc. (Metals & Mining)	289	1,905
Sunnova Energy International, Inc.* (Independent Power and Renewable Electricity Producers)	299	8,348
SunPower Corp.* (Semiconductors & Semiconductor Equipment)	278	5,802
Sunstone Hotel Investors, Inc.* (Equity Real Estate Investment Trusts)	756	8,868
Super Micro Computer, Inc.* (Technology Hardware, Storage & Peripherals)	152	6,679
Superior Group of Cos., Inc. (Textiles, Apparel & Luxury Goods)	41	900
Supernus Pharmaceuticals, Inc.* (Pharmaceuticals)	171	4,986
Surface Oncology, Inc.* (Biotechnology)	123	588
Surgery Partners, Inc.* (Health Care Providers & Services)	118	6,302
Surmodics, Inc.* (Health Care Equipment & Supplies)	47	2,263
Sutro BioPharma, Inc.* (Biotechnology)	151	2,247
Synaptics, Inc.* (Semiconductors & Semiconductor Equipment)	136	39,374
Syndax Pharmaceuticals, Inc.* (Biotechnology)	156	3,415
Syros Pharmaceuticals, Inc.* (Biotechnology)	200	652
Tabula Rasa HealthCare, Inc.* (Health Care Technology)	78	1,170
Tactile Systems Technology, Inc.* (Health Care Equipment & Supplies)	67	1,275
Talaris Therapeutics, Inc.* (Biotechnology)	74	1,131
Talis Biomedical Corp.* (Health Care Equipment & Supplies)	50	201
Talos Energy, Inc.* (Oil, Gas & Consumable Fuels)	128	1,254
Tanger Factory Outlet Centers, Inc. (Equity Real Estate Investment Trusts)	355	6,844
Target Hospitality Corp.* (Hotels, Restaurants & Leisure)	87	310
Tarsus Pharmaceuticals, Inc.* (Pharmaceuticals)	29	653
Tattooed Chef, Inc.*(a) (Food Products)	164	2,549
Taylor Morrison Home Corp.* (Household Durables)	416	14,543
Taysha Gene Therapies, Inc.* (Biotechnology)	79	920
TCR2 Therapeutics, Inc.* (Biotechnology)	106	494
Team, Inc.* (Commercial Services & Supplies)	92	100
TechTarget, Inc.* (Media)	91	8,704
Teekay Corp.* (Oil, Gas & Consumable Fuels)	241	757
Teekay Tankers, Ltd.*—Class A (Oil, Gas & Consumable Fuels)	83	905
TEGNA, Inc. (Media)	768	14,253
Tejon Ranch Co.* (Real Estate Management & Development)	72	1,374
Telephone and Data Systems, Inc. (Wireless Telecommunication Services)	351	7,072
Telesat Corp.* (Diversified Telecommunication Services)	45	1,290
Tellurian, Inc.* (Oil, Gas & Consumable Fuels)	1,283	3,952
Telos Corp.* (Software)	139	2,143
Tenable Holdings, Inc.* (Software)	321	17,677
Tenaya Therapeutics, Inc.* (Biotechnology)	48	910
Tenet Healthcare Corp.* (Health Care Providers & Services)	369	30,145
Tennant Co. (Machinery)	64	5,187
Tenneco, Inc.* (Auto Components)	236	2,667
Terex Corp. (Machinery)	238	10,460
Terns Pharmaceuticals, Inc.* (Pharmaceuticals)	48	339
Terreno Realty Corp. (Equity Real Estate Investment Trusts)	256	21,834
Tetra Tech, Inc. (Commercial Services & Supplies)	187	31,753
TETRA Technologies, Inc.* (Energy Equipment & Services)	426	1,210
Texas Capital Bancshares, Inc.* (Banks)	176	10,604
Texas Roadhouse, Inc.—Class A (Hotels, Restaurants & Leisure)	243	21,695
Textainer Group Holdings, Ltd. (Trading Companies & Distributors)	164	5,856
TG Therapeutics, Inc.* (Biotechnology)	450	8,550
The Andersons, Inc. (Food & Staples Retailing)	109	4,219
The Bancorp, Inc.* (Banks)	182	4,606
The Bank of Nt Butterfield & Son, Ltd. (Banks)	174	6,631
The Brink's Co. (Commercial Services & Supplies)	167	10,950
The Buckle, Inc. (Specialty Retail)	103	4,358
The Cato Corp.—Class A (Specialty Retail)	69	1,184
The Cheesecake Factory, Inc.* (Hotels, Restaurants & Leisure)	160	6,264
The Children's Place, Inc.* (Specialty Retail)	49	3,885
The Container Store Group, Inc.* (Specialty Retail)	110	1,098
The E.W. Scripps Co.*—Class A (Media)	199	3,851
The Ensign Group, Inc. (Health Care Providers & Services)	183	15,365
The First Bancorp, Inc. (Banks)	36	1,130
The GEO Group, Inc. (Equity Real Estate Investment Trusts)	409	3,170
The Goodyear Tire & Rubber Co.* (Auto Components)	961	20,489
The Greenbrier Cos., Inc. (Machinery)	111	5,094
The Hackett Group, Inc. (IT Services)	85	1,745
The Joint Corp.* (Health Care Providers & Services)	48	3,153
The Lovesac Co.* (Household Durables)	44	2,915
The Macerich Co. (Equity Real Estate Investment Trusts)	743	12,839
The Manitowoc Co., Inc.* (Machinery)	119	2,212
The Marcus Corp.* (Entertainment)	79	1,411
The ODP Corp.* (Specialty Retail)	160	6,285
The Pennant Group, Inc.* (Health Care Providers & Services)	89	2,054

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 263

Common Stocks, continued

	Shares	Value
The RealReal, Inc.* (Internet & Direct Marketing Retail)	278	$3,228
The RMR Group, Inc.—Class A (Real Estate Management & Development)	53	1,838
The Shyft Group, Inc. (Machinery)	120	5,896
The Simply Good Foods Co.* (Food Products)	296	12,305
The St Joe Co. (Real Estate Management & Development)	116	6,038
The Vita Coco Co., Inc.* (Beverages)	38	424
TherapeuticsMD, Inc.* (Pharmaceuticals)	1,354	481
Theravance Biopharma, Inc.* (Pharmaceuticals)	208	2,298
Thermon Group Holdings, Inc.* (Electrical Equipment)	114	1,930
Theseus Pharmaceuticals, Inc.* (Pharmaceuticals)	40	507
Third Coast Bancshares, Inc.* (Banks)	12	312
Thorne HealthTech, Inc.* (Personal Products)	23	143
Thryv Holdings, Inc.* (Media)	27	1,111
Tidewater, Inc.* (Energy Equipment & Services)	143	1,532
Tilly's, Inc.—Class A (Specialty Retail)	79	1,273
TimkenSteel Corp.* (Metals & Mining)	160	2,640
Tiptree, Inc. (Insurance)	82	1,134
Titan International, Inc.* (Machinery)	177	1,940
Titan Machinery, Inc.* (Trading Companies & Distributors)	67	2,257
Tivity Health, Inc.* (Health Care Providers & Services)	153	4,045
Tompkins Financial Corp. (Banks)	49	4,095
Tonix Pharmaceuticals Holding Corp.* (Biotechnology)	1,540	551
Tootsie Roll Industries, Inc. (Food Products)	53	1,920
Torrid Holdings, Inc.* (Specialty Retail)	44	435
TowneBank (Banks)	233	7,360
TPG RE Finance Trust, Inc.—Class T (Mortgage Real Estate Investment Trusts)	209	2,575
TPI Composites, Inc.* (Electrical Equipment)	126	1,885
Traeger, Inc.* (Household Durables)	78	948
Transcat, Inc.* (Trading Companies & Distributors)	25	2,311
TransMedics Group, Inc.* (Health Care Equipment & Supplies)	90	1,724
TravelCenters of America, Inc.* (Specialty Retail)	43	2,220
Travere Therapeutics, Inc.* (Biotechnology)	205	6,363
Treace Medical Concepts, Inc.* (Health Care Equipment & Supplies)	104	1,939
Trean Insurance Group, Inc.* (Insurance)	61	544
Tredegar Corp. (Chemicals)	91	1,076
TreeHouse Foods, Inc.* (Food Products)	181	7,336
Trevena, Inc.* (Biotechnology)	568	331
Tri Pointe Homes, Inc.* (Household Durables)	388	10,821
TriCo Bancshares (Banks)	96	4,124
TriMas Corp. (Machinery)	150	5,550
TriNet Group, Inc.* (Professional Services)	141	13,432
Trinity Industries, Inc. (Machinery)	268	8,094
Trinseo PLC* (Chemicals)	135	7,082
Triple-S Management Corp.* (Health Care Providers & Services)	79	2,819
TriState Capital Holdings, Inc.* (Banks)	101	3,056
Triton International, Ltd. (Trading Companies & Distributors)	232	13,974
Triumph Bancorp, Inc.* (Banks)	82	9,765
Triumph Group, Inc.* (Aerospace & Defense)	221	4,095
Tronox Holdings PLC—Class A (Chemicals)	398	9,564
TrueBlue, Inc.* (Professional Services)	121	3,348
TrueCar, Inc.* (Interactive Media & Services)	331	1,125
Trupanion, Inc.* (Insurance)	133	17,559
TrustCo Bank Corp. (Thrifts & Mortgage Finance)	66	2,198
Trustmark Corp. (Banks)	216	7,011
TTEC Holdings, Inc. (IT Services)	64	5,795
TTM Technologies, Inc.* (Electronic Equipment, Instruments & Components)	362	5,394
Tucows, Inc.* (IT Services)	34	2,850
Tupperware Brands Corp.* (Household Durables)	170	2,599
Turning Point Brands, Inc. (Tobacco)	51	1,927
Turning Point Therapeutics, Inc.* (Biotechnology)	160	7,632
Turtle Beach Corp.* (Technology Hardware, Storage & Peripherals)	53	1,180
Tutor Perini Corp.* (Construction & Engineering)	143	1,769
Twist Bioscience Corp.* (Biotechnology)	164	12,692
Two Harbors Investment Corp. (Mortgage Real Estate Investment Trusts)	1,195	6,895
Tyra Biosciences, Inc.* (Biotechnology)	42	591
U.S. Cellular Corp.* (Wireless Telecommunication Services)	53	1,671
U.S. Ecology, Inc.* (Commercial Services & Supplies)	109	3,481
U.S. Lime & Minerals, Inc. (Construction Materials)	7	903
U.S. Physical Therapy, Inc. (Health Care Providers & Services)	44	4,204
U.S. Silica Holdings, Inc.* (Energy Equipment & Services)	255	2,397
Udemy, Inc.* (Diversified Consumer Services)	48	938
UFP Industries, Inc. (Building Products)	209	19,230
UFP Technologies, Inc.* (Containers & Packaging)	24	1,686
Ultra Clean Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	154	8,833
UMB Financial Corp. (Banks)	152	16,129
UMH Properties, Inc. (Equity Real Estate Investment Trusts)	147	4,018
Unifi, Inc.* (Textiles, Apparel & Luxury Goods)	48	1,111
UniFirst Corp. (Commercial Services & Supplies)	52	10,941
Unisys Corp.* (IT Services)	228	4,690
United Bankshares, Inc. (Banks)	458	16,617
United Community Banks, Inc. (Banks)	364	13,082
United Fire Group, Inc. (Insurance)	73	1,693
United Insurance Holdings Corp. (Insurance)	71	308
United Natural Foods, Inc.* (Food & Staples Retailing)	194	9,522
Uniti Group, Inc. (Equity Real Estate Investment Trusts)	683	9,569
Unitil Corp. (Multi-Utilities)	54	2,483
Universal Corp. (Tobacco)	84	4,613
Universal Electronics, Inc.* (Household Durables)	44	1,793
Universal Health Realty Income Trust (Equity Real Estate Investment Trusts)	45	2,676
Universal Insurance Holdings, Inc. (Insurance)	94	1,598
Universal Logistics Holdings, Inc. (Road & Rail)	27	509
Univest Financial Corp. (Banks)	100	2,992
Upland Software, Inc.* (Software)	100	1,794
Upwork, Inc.* (Professional Services)	410	14,006
Uranium Energy Corp.* (Oil, Gas & Consumable Fuels)	890	2,982

See accompanying notes to financial statements.

264 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Urban Edge Properties (Equity Real Estate Investment Trusts)	402	$7,638
Urban Outfitters, Inc.* (Specialty Retail)	238	6,988
Ur-Energy, Inc.* (Oil, Gas & Consumable Fuels)	628	766
UroGen Pharma, Ltd.* (Biotechnology)	68	647
Urstadt Biddle Properties, Inc.—Class A (Equity Real Estate Investment Trusts)	103	2,194
US Xpress Enterprises, Inc.*—Class A (Road & Rail)	93	546
USANA Health Sciences, Inc.* (Personal Products)	42	4,250
Utah Medical Products, Inc. (Health Care Equipment & Supplies)	12	1,200
Utz Brands, Inc. (Food Products)	205	3,270
Valhi, Inc. (Chemicals)	8	230
Valley National Bancorp (Banks)	1,391	19,127
Value Line, Inc. (Capital Markets)	3	140
Vanda Pharmaceuticals, Inc.* (Biotechnology)	190	2,981
Vapotherm, Inc.* (Health Care Equipment & Supplies)	79	1,636
Varex Imaging Corp.* (Health Care Equipment & Supplies)	133	4,196
Varonis Systems, Inc.* (Software)	372	18,146
Vaxart, Inc.* (Biotechnology)	425	2,665
Vaxcyte, Inc.* (Pharmaceuticals)	140	3,331
VBI Vaccines, Inc.* (Biotechnology)	655	1,533
Vector Group, Ltd. (Tobacco)	499	5,729
Vectrus, Inc.* (Aerospace & Defense)	40	1,831
Veeco Instruments, Inc.* (Semiconductors & Semiconductor Equipment)	173	4,925
Velocity Financial, Inc.* (Thrifts & Mortgage Finance)	30	411
Velodyne Lidar, Inc.* (Electronic Equipment, Instruments & Components)	262	1,216
Ventyx Biosciences, Inc.* (Pharmaceuticals)	36	715
Vera Bradley, Inc.* (Textiles, Apparel & Luxury Goods)	90	766
Vera Therapeutics, Inc.* (Biotechnology)	34	908
Veracyte, Inc.* (Biotechnology)	234	9,641
Verastem, Inc.* (Biotechnology)	602	1,234
Vericel Corp.* (Biotechnology)	161	6,327
Verint Systems, Inc.* (Software)	224	11,762
Veris Residential, Inc.* (Equity Real Estate Investment Trusts)	305	5,606
Veritex Holdings, Inc. (Banks)	165	6,564
Veritiv Corp.* (Trading Companies & Distributors)	50	6,129
Veritone, Inc.* (Software)	99	2,226
Verra Mobility Corp.*—Class C (IT Services)	500	7,715
Verrica Pharmaceuticals, Inc.* (Pharmaceuticals)	45	412
Verso Corp.—Class A (Paper & Forest Products)	93	2,513
Veru, Inc.* (Personal Products)	224	1,319
Verve Therapeutics, Inc.* (Biotechnology)	55	2,028
Via Renewables, Inc. (Multi-Utilities)	42	480
Viad Corp.* (Commercial Services & Supplies)	71	3,038
Viant Technology, Inc.*—Class A (Software)	40	388
Viavi Solutions, Inc.* (Communications Equipment)	832	14,660
Vicor Corp.* (Electrical Equipment)	73	9,270
Viemed Healthcare, Inc.* (Health Care Providers & Services)	123	642
View, Inc.*(a) (Building Products)	485	1,896
ViewRay, Inc.* (Health Care Equipment & Supplies)	481	2,650
Viking Therapeutics, Inc.* (Biotechnology)	238	1,095
Village Super Market, Inc.—Class A (Food & Staples Retailing)	29	678
Vincerx Pharma, Inc.* (Biotechnology)	57	581
Vir Biotechnology, Inc.* (Biotechnology)	209	8,751
Viracta Therapeutics, Inc.* (Biotechnology)	126	460
VirnetX Holding Corp.* (Software)	220	572
Virtus Investment Partners, Inc. (Capital Markets)	25	7,428
Vishay Intertechnology, Inc. (Electronic Equipment, Instruments & Components)	463	10,126
Vishay Precision Group, Inc.* (Electronic Equipment, Instruments & Components)	43	1,596
Vista Outdoor, Inc.* (Leisure Products)	200	9,214
VistaGen Therapeutics, Inc.* (Biotechnology)	674	1,314
Visteon Corp.* (Auto Components)	96	10,669
Vital Farms, Inc.* (Food Products)	85	1,535
Vivint Smart Home, Inc.* (Diversified Consumer Services)	318	3,110
Vocera Communications, Inc.* (Health Care Technology)	120	7,781
Vonage Holdings Corp.* (Software)	840	17,464
Vor BioPharma, Inc.* (Biotechnology)	66	767
VOXX International Corp.* (Auto Components)	54	549
VSE Corp. (Commercial Services & Supplies)	37	2,255
Vuzix Corp.*(a) (Household Durables)	204	1,769
W&T Offshore, Inc.* (Oil, Gas & Consumable Fuels)	326	1,053
Wabash National Corp. (Machinery)	172	3,357
Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)	101	15,240
Warrior Met Coal, Inc. (Metals & Mining)	179	4,602
Washington Federal, Inc. (Thrifts & Mortgage Finance)	226	7,544
Washington Real Estate Investment Trust (Equity Real Estate Investment Trusts)	294	7,600
Washington Trust Bancorp, Inc. (Banks)	59	3,326
Waterstone Financial, Inc. (Thrifts & Mortgage Finance)	74	1,618
Watts Water Technologies, Inc.—Class A (Machinery)	96	18,640
WaVe Life Sciences, Ltd.* (Pharmaceuticals)	154	484
WD-40 Co. (Household Products)	47	11,498
Weave Communications, Inc.* (Software)	16	243
Weber, Inc.—Class A (Household Durables)	62	802
Weis Markets, Inc. (Food & Staples Retailing)	57	3,755
Welbilt, Inc.* (Machinery)	454	10,792
Werewolf Therapeutics, Inc.* (Biotechnology)	92	1,096
Werner Enterprises, Inc. (Road & Rail)	214	10,199
WesBanco, Inc. (Banks)	213	7,453
WESCO International, Inc.* (Trading Companies & Distributors)	155	20,397
West Bancorp, Inc. (Banks)	56	1,740
Westamerica Bancorp (Banks)	90	5,196
Whitestone REIT (Equity Real Estate Investment Trusts)	160	1,621
Whiting Petroleum Corp.* (Oil, Gas & Consumable Fuels)	137	8,861
Whole Earth Brands, Inc.* (Food Products)	130	1,396
WideOpenWest, Inc.* (Media)	182	3,917
Willdan Group, Inc.* (Professional Services)	39	1,373
Willis Lease Finance Corp.* (Trading Companies & Distributors)	10	377

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 265

Common Stocks, continued

	Shares	Value
WillScot Mobile Mini Holdings Corp.* (Construction & Engineering)	735	$30,016
Wingstop, Inc. (Hotels, Restaurants & Leisure)	104	17,971
Winmark Corp. (Specialty Retail)	12	2,979
Winnebago Industries, Inc. (Automobiles)	112	8,391
WisdomTree Investments, Inc. (Capital Markets)	468	2,864
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	282	8,124
Workhorse Group, Inc.* (Auto Components)	419	1,827
Workiva, Inc.* (Software)	149	19,443
World Acceptance Corp.* (Consumer Finance)	15	3,681
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	217	5,744
Worthington Industries, Inc. (Metals & Mining)	115	6,286
WSFS Financial Corp. (Thrifts & Mortgage Finance)	225	11,277
WW International, Inc.* (Diversified Consumer Services)	183	2,952
XBiotech, Inc. (Biotechnology)	53	590
Xencor, Inc.* (Biotechnology)	196	7,864
Xenia Hotels & Resorts, Inc.* (Equity Real Estate Investment Trusts)	396	7,172
Xilio Therapeutics, Inc.* (Biotechnology)	26	416
XL Fleet Corp.* (Auto Components)	121	401
XOMA Corp.* (Biotechnology)	21	438
Xometry, Inc.*—Class A (Internet & Direct Marketing Retail)	28	1,435
XPEL, Inc.* (Auto Components)	62	4,233
Xperi Holding Corp. (Software)	365	6,902
Xponential Fitness, Inc.*—Class A (Hotels, Restaurants & Leisure)	32	654
Yellow Corp.* (Road & Rail)	175	2,203
Yelp, Inc.* (Interactive Media & Services)	249	9,024
Yext, Inc.* (Software)	391	3,879
Y-mAbs Therapeutics, Inc.* (Biotechnology)	121	1,961
York Water Co. (Water Utilities)	45	2,240
Zentalis Pharmaceuticals, Inc.* (Biotechnology)	127	10,676
Zevia PBC*—Class A (Beverages)	36	254
Ziff Davis, Inc.* (Software)	151	16,740
ZIOPHARM Oncology, Inc.* (Biotechnology)	728	794
Zogenix, Inc.* (Pharmaceuticals)	195	3,169
Zumiez, Inc.* (Specialty Retail)	74	3,551
Zuora, Inc.*—Class A (Software)	387	7,229
Zurn Water Solutions Corp. (Building Products)	422	15,361
Zymergen, Inc.* (Chemicals)	278	1,860
Zynex, Inc.*(a) (Health Care Equipment & Supplies)	68	678
TOTAL COMMON STOCKS (Cost $7,545,505)		10,324,107

Trust (0.0%)

	Interest Units	Value
Ferroglobe Representation and Warranty Insurance*+ (Metals & Mining)	250	$—
TOTAL TRUST (Cost $—)		—

Contingent Escrow Shares (0.0%)

	Shares	Value
Wright Medical Group, Inc.*+(b) (Health Care Equipment & Supplies)	385	$—
TOTAL CONTINGENT ESCROW SHARES (Cost $—)		—

Repurchase Agreements(c)(d) (30.0%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $4,372,000	$4,372,000	$4,372,000
TOTAL REPURCHASE AGREEMENTS (Cost $4,372,000)		4,372,000

Collateral for Securities Loaned(e) (0.6%)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares, 0.03%(f)	91,428	$91,428
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $91,428)		91,428
TOTAL INVESTMENT SECURITIES (Cost $12,008,933)—101.4%		14,787,535
Net other assets (liabilities)—(1.4)%		(200,276)
NET ASSETS—100.0%		$14,587,259

*	Non-income producing security.
+	These securities were fair valued based on procedures approved by the Board of Trustees. As of December 31, 2021, these securities represented 0.00% of the net assets of the Fund.
(a)	All or part of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $83,638.
(b)	On November 12, 2020, Stryker Corp. acquired Wright Medical Group. As part of the acquisition, $1.85 per acquired share was allocated 1:1 to Escrow Shares, contingent on whether the $1.85 per share is determined to be payable to the Dutch Government; otherwise, the value of the Escrow Shares will be remitted to pre-acquisition shareholders of Wright Medical Group. In January 2022, all Escrow Shares were sold at a value of $1.85 per share.
(c)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2021, the aggregate amount held in a segregated account was $815,000.
(d)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(e)	Securities were purchased with cash collateral held from securities on loan at December 31, 2021.
(f)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2021.

See accompanying notes to financial statements.

266 :: ProFund VP Small-Cap :: Financial Statements

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Russell 2000 Index	Goldman Sachs International	1/27/22	0.48%	$260,456	$(1,367)
Russell 2000 Index	UBS AG	1/27/22	0.08%	4,012,369	(32,206)
				$4,272,825	$(33,573)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Small-Cap invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Aerospace & Defense	$64,061	0.4%
Air Freight & Logistics	37,375	0.3%
Airlines	32,778	0.2%
Auto Components	146,864	1.0%
Automobiles	22,796	0.2%
Banks	870,389	5.9%
Beverages	45,436	0.3%
Biotechnology	867,715	6.0%
Building Products	140,821	1.0%
Capital Markets	169,330	1.2%
Chemicals	203,701	1.4%
Commercial Services & Supplies	176,731	1.2%
Communications Equipment	94,544	0.6%
Construction & Engineering	164,864	1.1%
Construction Materials	19,843	0.1%
Consumer Finance	82,297	0.6%
Containers & Packaging	24,293	0.2%
Distributors	1,803	NM
Diversified Consumer Services	72,579	0.5%
Diversified Financial Services	16,195	0.1%
Diversified Telecommunication Services	50,983	0.3%
Electric Utilities	62,845	0.4%
Electrical Equipment	107,607	0.7%
Electronic Equipment, Instruments & Components	232,925	1.6%
Energy Equipment & Services	80,376	0.6%
Entertainment	81,822	0.6%
Equity Real Estate Investment Trusts	679,453	4.7%
Food & Staples Retailing	107,268	0.7%
Food Products	100,685	0.7%
Gas Utilities	92,062	0.7%
Health Care Equipment & Supplies	333,561	2.4%
Health Care Providers & Services	296,546	2.0%
Health Care Technology	123,232	0.8%
Hotels, Restaurants & Leisure	245,888	1.6%
Household Durables	205,639	1.4%
Household Products	30,087	0.2%
Independent Power and Renewable Electricity Producers	35,118	0.2%
Insurance	205,243	1.4%
Interactive Media & Services	36,228	0.2%
Internet & Direct Marketing Retail	53,996	0.4%
IT Services	175,853	1.2%
Leisure Products	65,084	0.4%
Life Sciences Tools & Services	86,905	0.6%
Machinery	392,253	2.8%
Marine	19,311	0.1%
Media	108,227	0.8%
Metals & Mining	125,967	0.9%
Mortgage Real Estate Investment Trusts	131,159	0.9%
Multiline Retail	38,508	0.3%
Multi-Utilities	39,600	0.3%
Oil, Gas & Consumable Fuels	374,849	2.5%
Paper & Forest Products	13,207	0.1%
Personal Products	58,272	0.4%
Pharmaceuticals	153,904	1.1%
Professional Services	181,012	1.2%
Real Estate Management & Development	93,345	0.6%
Road & Rail	94,541	0.6%
Semiconductors & Semiconductor Equipment	398,787	2.7%
Software	596,968	4.2%
Specialty Retail	243,726	1.7%
Technology Hardware, Storage & Peripherals	28,689	0.2%
Textiles, Apparel & Luxury Goods	76,538	0.5%
Thrifts & Mortgage Finance	180,066	1.2%
Tobacco	13,996	0.1%
Trading Companies & Distributors	155,371	1.1%
Water Utilities	46,189	0.3%
Wireless Telecommunication Services	15,801	0.1%
Other**	4,263,152	29.2%
Total	$14,587,259	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 267

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$12,008,933
Securities, at value(a)	10,415,535
Repurchase agreements, at value	4,372,000
Total Investment Securities, at value	14,787,535
Cash	376
Segregated cash balances for swap agreements with custodian	55
Dividends receivable	8,229
Receivable for capital shares issued	26,925
Receivable for investments sold	4,986
Prepaid expenses	135
TOTAL ASSETS	14,828,241

LIABILITIES:
Payable for collateral for securities loaned	91,428
Payable for capital shares redeemed	64,271
Payable for investments purchased	5,013
Unrealized depreciation on swap agreements	33,573
Advisory fees payable	10,659
Management services fees payable	1,421
Administration fees payable	923
Administrative services fees payable	9,468
Distribution fees payable	10,689
Transfer agency fees payable	1,661
Fund accounting fees payable	1,104
Compliance services fees payable	67
Other accrued expenses	10,705
TOTAL LIABILITIES	240,982
NET ASSETS	$14,587,259

NET ASSETS CONSIST OF:
Capital	$10,315,908
Total distributable earnings (loss)	4,271,351
NET ASSETS	$14,587,259
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	337,644
Net Asset Value (offering and redemption price per share)	$43.20

(a) Includes securities on loan valued at:	$83,638

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$104,352
Interest	177
Foreign tax withholding	(152)
Net income from securities lending	1,335
TOTAL INVESTMENT INCOME	105,712

EXPENSES:
Advisory fees	144,070
Management services fees	19,209
Administration fees	14,292
Transfer agency fees	11,766
Administrative services fees	42,993
Distribution fees	48,023
Custody fees	2,983
Fund accounting fees	15,141
Trustee fees	304
Compliance services fees	136
Other fees	25,775
Recoupment of prior expenses reduced by the Advisor	1,000
Total Gross Expenses before reductions	325,692
Expenses reduced and reimbursed by the Advisor	(2,974)
TOTAL NET EXPENSES	322,718
NET INVESTMENT INCOME (LOSS)	(217,006)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	638,320
Net realized gains (losses) on swap agreements	1,121,454
Change in net unrealized appreciation/depreciation on investment securities	313,206
Change in net unrealized appreciation/depreciation on swap agreements	93,159
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	2,166,139
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,949,133

See accompanying notes to financial statements.

268 :: ProFund VP Small-Cap :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(217,006)	$(88,561)
Net realized gains (losses) on investments	1,759,774	857,468
Change in net unrealized appreciation/depreciation on investments	406,365	773,376
Change in net assets resulting from operations	1,949,133	1,542,283

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(767,607)	(377,359)
Change in net assets resulting from distributions	(767,607)	(377,359)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	34,196,772	26,159,780
Distributions reinvested	767,607	377,359
Value of shares redeemed	(39,944,075)	(25,391,616)
Change in net assets resulting from capital transactions	(4,979,696)	1,145,523
Change in net assets	(3,798,170)	2,310,447

NET ASSETS:
Beginning of period	18,385,429	16,074,982
End of period	$14,587,259	$18,385,429

SHARE TRANSACTIONS:
Issued	772,224	799,907
Reinvested	18,600	11,716
Redeemed	(914,846)	(804,043)
Change in shares	(124,022)	7,580

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Small-Cap :: 269

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$39.82	$35.40	$28.64	$35.03	$35.32

Investment Activities:
Net investment income (loss)(a)	(0.50)	(0.28)	0.01	(0.04)	(0.29)
Net realized and unrealized gains (losses) on investments	5.55	6.01	6.75	(3.99)	4.63
Total income (loss) from investment activities	5.05	5.73	6.76	(4.03)	4.34

Distributions to Shareholders From:
Net investment income	—	(0.02)	—	—	—
Net realized gains on investments	(1.67)	(1.29)	—	(2.36)	(4.63)
Total distributions	(1.67)	(1.31)	—	(2.36)	(4.63)

Net Asset Value, End of Period	$43.20	$39.82	$35.40	$28.64	$35.03

Total Return	12.88%	17.06%	23.60%	(12.89)%	12.43%

Ratios to Average Net Assets:
Gross expenses	1.70%	1.82%	1.74%	1.76%	1.72%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(1.13)%	(0.85)%	0.03%	(0.10)%	(0.81)%

Supplemental Data:
Net assets, end of period (000's)	$14,587	$18,385	$16,075	$10,303	$14,191
Portfolio turnover rate(b)	24%	26%	22%	18%	12%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

270 :: ProFund VP Small-Cap Growth :: Management Discussion of Fund Performance

ProFund VP Small-Cap Growth (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Growth Index (the "Index"). For the year ended December 31, 2021, the Fund had a total return of 20.64%. For the same period, the Index had a total return of 22.62%1 and a volatility of 20.88%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of small-cap U.S. equity "growth" performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600® that have been identified as being on the growth end of the growth-value spectrum. Securities are selected for inclusion in the Index by an S&P committee through a process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap Growth from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Small-Cap Growth	20.64%	12.43%	13.43%
S&P Small Cap 600® Growth Index	22.62%	14.37%	15.35%

Expense Ratios**

Fund	Gross	Net
ProFund VP Small-Cap Growth	1.74%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Omnicell, Inc.	1.5%
Innovative Industrial Properties, Inc.	1.2%
Exponent, Inc.	1.1%
AMN Healthcare Services, Inc.	1.1%
UFP Industries, Inc.	1.0%

S&P SmallCap 600® Growth Index – Composition

% of Index
Information Technology	20%
Financials	16%
Industrials	15%
Health Care	15%
Consumer Discretionary	12%
Real Estate	7%
Energy	5%
Consumer Staples	5%
Materials	3%
Utilities	1%
Communication Services	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Small-Cap Growth :: 271

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (99.8%)

	Shares	Value
3D Systems Corp.* (Technology Hardware, Storage & Peripherals)	5,891	$126,892
8x8, Inc.* (Software)	5,256	88,091
AAON, Inc. (Building Products)	1,279	101,591
Abercrombie & Fitch Co.*—Class A (Specialty Retail)	1,280	44,582
Acadia Realty Trust (Equity Real Estate Investment Trusts)	1,795	39,185
Addus Homecare Corp.* (Health Care Providers & Services)	316	29,549
ADTRAN, Inc. (Communications Equipment)	2,246	51,276
Advanced Energy Industries, Inc. (Semiconductors & Semiconductor Equipment)	1,737	158,171
AdvanSix, Inc. (Chemicals)	700	33,075
Aerojet Rocketdyne Holdings, Inc. (Aerospace & Defense)	1,795	83,935
AeroVironment, Inc.* (Aerospace & Defense)	574	35,605
Agilysys, Inc.* (Software)	565	25,120
Agree Realty Corp. (Equity Real Estate Investment Trusts)	1,448	103,329
Alamo Group, Inc. (Machinery)	191	28,111
Alarm.com Holdings, Inc.* (Software)	2,125	180,221
Albany International Corp.—Class A (Machinery)	747	66,072
Allegheny Technologies, Inc.* (Metals & Mining)	2,642	42,087
Allscripts Healthcare Solutions, Inc.* (Health Care Technology)	2,204	40,664
American Assets Trust, Inc. (Equity Real Estate Investment Trusts)	1,043	39,144
American States Water Co. (Water Utilities)	1,124	116,266
Ameris Bancorp (Banks)	1,739	86,394
AMN Healthcare Services, Inc.* (Health Care Providers & Services)	2,180	266,680
Amphastar Pharmaceuticals, Inc.* (Pharmaceuticals)	1,155	26,900
AngioDynamics, Inc.* (Health Care Equipment & Supplies)	1,783	49,175
ANI Pharmaceuticals, Inc.* (Pharmaceuticals)	294	13,548
Anika Therapeutics, Inc.* (Health Care Equipment & Supplies)	353	12,648
Apollo Medical Holdings, Inc.* (Health Care Providers & Services)	1,742	128,002
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	763	78,360
ArcBest Corp. (Road & Rail)	1,178	141,183
Arlo Technologies, Inc.* (Electronic Equipment, Instruments & Components)	2,179	22,858
Armada Hoffler Properties, Inc. (Equity Real Estate Investment Trusts)	1,731	26,346
Asbury Automotive Group, Inc.* (Specialty Retail)	479	82,738
Assured Guaranty, Ltd. (Insurance)	1,352	67,870
Avid Bioservices, Inc.* (Biotechnology)	2,829	82,550
Axcelis Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	1,536	114,524
Axos Financial, Inc.*—Class I (Thrifts & Mortgage Finance)	2,469	138,041
B Riley Financial, Inc. (Capital Markets)	737	65,490
Badger Meter, Inc. (Electronic Equipment, Instruments & Components)	877	93,453
Balchem Corp. (Chemicals)	1,493	251,720
Banc of California, Inc. (Banks)	1,124	22,053
BancFirst Corp. (Banks)	462	32,599
Banner Corp. (Banks)	679	41,195
Barnes & Noble Education, Inc.* (Specialty Retail)	1,667	11,352
BioLife Solutions, Inc.* (Health Care Equipment & Supplies)	1,351	50,352
Blucora, Inc.* (Capital Markets)	989	17,129
Boise Cascade Co. (Trading Companies & Distributors)	870	61,944
Boot Barn Holdings, Inc.* (Specialty Retail)	1,366	168,087
Bottomline Technologies, Inc.* (Software)	963	54,381
Brady Corp.—Class A (Commercial Services & Supplies)	1,030	55,516
Brightsphere Investment Group, Inc. (Capital Markets)	1,656	42,394
Brookline Bancorp, Inc. (Banks)	1,576	25,515
California Water Service Group (Water Utilities)	1,431	102,832
Callon Petroleum Co.* (Oil, Gas & Consumable Fuels)	2,189	103,430
Cara Therapeutics, Inc.* (Biotechnology)	1,949	23,739
Cardiovascular Systems, Inc.* (Health Care Equipment & Supplies)	787	14,780
CareTrust REIT, Inc. (Equity Real Estate Investment Trusts)	2,103	48,011
Cars.com, Inc.* (Interactive Media & Services)	1,469	23,636
Cavco Industries, Inc.* (Household Durables)	394	125,154
Celsius Holdings, Inc.* (Beverages)	1,761	131,318
Centerspace (Equity Real Estate Investment Trusts)	422	46,800
Central Pacific Financial Corp. (Banks)	800	22,536
Century Aluminum Co.* (Metals & Mining)	1,048	17,355
Century Communities, Inc. (Household Durables)	1,371	112,134
CEVA, Inc.* (Semiconductors & Semiconductor Equipment)	1,059	45,791
Chart Industries, Inc.* (Machinery)	1,642	261,882
Chesapeake Utilities Corp. (Gas Utilities)	422	61,532
Cinemark Holdings, Inc.* (Entertainment)	2,554	41,170
City Holding Co. (Banks)	335	27,400
Civitas Resources, Inc. (Oil, Gas & Consumable Fuels)	3,324	162,776
Coca-Cola Consolidated, Inc. (Beverages)	214	132,507
Cogent Communications Holdings, Inc. (Diversified Telecommunication Services)	1,311	95,939
Coherus Biosciences, Inc.* (Biotechnology)	2,940	46,922
Cohu, Inc.* (Semiconductors & Semiconductor Equipment)	1,302	49,593
Collegium Pharmaceutical, Inc.* (Pharmaceuticals)	1,595	29,795

See accompanying notes to financial statements.

272 :: ProFund VP Small-Cap Growth :: Financial Statements

Common Stocks, continued

	Shares	Value
Comfort Systems USA, Inc. (Construction & Engineering)	1,663	$164,537
Community Bank System, Inc. (Banks)	1,144	85,205
Community Health Systems, Inc.* (Health Care Providers & Services)	5,728	76,240
Community Healthcare Trust, Inc. (Equity Real Estate Investment Trusts)	640	30,253
CONMED Corp. (Health Care Equipment & Supplies)	863	122,338
Corcept Therapeutics, Inc.* (Pharmaceuticals)	2,673	52,925
Core Laboratories N.V. (Energy Equipment & Services)	897	20,012
CorVel Corp.* (Health Care Providers & Services)	433	90,064
Cross Country Healthcare, Inc.* (Health Care Providers & Services)	1,630	45,249
CSG Systems International, Inc. (IT Services)	888	51,167
CTS Corp. (Electronic Equipment, Instruments & Components)	758	27,834
Customers Bancorp, Inc. (Banks)	1,375	89,884
Cutera, Inc.* (Health Care Equipment & Supplies)	474	19,586
Cytokinetics, Inc.* (Biotechnology)	3,869	176,348
Dave & Buster's Entertainment, Inc.* (Hotels, Restaurants & Leisure)	801	30,758
Diebold Nixdorf, Inc.* (Technology Hardware, Storage & Peripherals)	3,361	30,417
Digi International, Inc.* (Communications Equipment)	740	18,182
Dime Community Bancshares, Inc. (Banks)	734	25,807
Dine Brands Global, Inc. (Hotels, Restaurants & Leisure)	428	32,447
Diodes, Inc.* (Semiconductors & Semiconductor Equipment)	2,077	228,075
Donnelley Financial Solutions, Inc.* (Capital Markets)	1,346	63,450
Dorian LPG, Ltd. (Oil, Gas & Consumable Fuels)	1,279	16,231
Dorman Products, Inc.* (Auto Components)	880	99,449
Douglas Elliman, Inc.* (Real Estate Management & Development)	3,019	34,713
Eagle Bancorp, Inc. (Banks)	869	50,697
Eagle Pharmaceuticals, Inc.* (Biotechnology)	256	13,036
elf Beauty, Inc.* (Personal Products)	2,208	73,328
Ellington Financial, Inc. (Mortgage Real Estate Investment Trusts)	1,108	18,936
Enanta Pharmaceuticals, Inc.* (Biotechnology)	498	37,240
Encore Capital Group, Inc.* (Consumer Finance)	548	34,036
Encore Wire Corp. (Electrical Equipment)	935	133,799
Endo International PLC* (Pharmaceuticals)	10,778	40,525
Enerpac Tool Group Corp. (Machinery)	1,335	27,074
Enova International, Inc.* (Consumer Finance)	1,680	68,814
Essential Properties Realty Trust, Inc. (Real Estate Management & Development)	2,914	84,010
EVERTEC, Inc. (IT Services)	1,846	92,263
ExlService Holdings, Inc.* (IT Services)	1,536	222,366
Exponent, Inc. (Professional Services)	2,403	280,503
Extreme Networks, Inc.* (Communications Equipment)	5,990	94,043
Fabrinet* (Electronic Equipment, Instruments & Components)	1,708	202,347
FARO Technologies, Inc.* (Electronic Equipment, Instruments & Components)	402	28,148
FB Financial Corp. (Banks)	791	34,662
Federal Signal Corp. (Machinery)	1,718	74,458
Ferro Corp.* (Chemicals)	1,793	39,141
First Bancorp (Banks)	9,485	130,703
First Bancorp (Banks)	796	36,393
First Commonwealth Financial Corp. (Banks)	2,408	38,745
Flagstar Bancorp, Inc. (Thrifts & Mortgage Finance)	2,438	116,878
FormFactor, Inc.* (Semiconductors & Semiconductor Equipment)	2,271	103,830
Forrester Research, Inc.* (Professional Services)	513	30,128
Forward Air Corp. (Air Freight & Logistics)	1,244	150,636
Four Corners Property Trust, Inc. (Equity Real Estate Investment Trusts)	1,748	51,409
Franklin Electric Co., Inc. (Machinery)	1,204	113,850
Fulgent Genetics, Inc.* (Health Care Providers & Services)	894	89,927
Gannett Co., Inc.* (Media)	2,495	13,298
Genesco, Inc.* (Specialty Retail)	314	20,149
Gentherm, Inc.* (Auto Components)	1,532	133,131
Getty Realty Corp. (Equity Real Estate Investment Trusts)	837	26,859
Gibraltar Industries, Inc.* (Building Products)	708	47,209
Glaukos Corp.* (Health Care Equipment & Supplies)	1,124	49,951
GMS, Inc.* (Trading Companies & Distributors)	1,114	66,963
Great Western Bancorp, Inc. (Banks)	2,542	86,326
Greenhill & Co., Inc. (Capital Markets)	640	11,475
H.B. Fuller Co. (Chemicals)	1,115	90,315
Hanmi Financial Corp. (Banks)	785	18,589
Harmonic, Inc.* (Communications Equipment)	4,732	55,648
Harmony Biosciences Holdings, Inc.* (Pharmaceuticals)	589	25,115
Hawkins, Inc. (Chemicals)	468	18,463
Haynes International, Inc. (Metals & Mining)	333	13,430
HCI Group, Inc. (Insurance)	369	30,826
HealthStream, Inc.* (Health Care Technology)	628	16,554
Heidrick & Struggles International, Inc. (Professional Services)	904	39,532
Heska Corp.* (Health Care Equipment & Supplies)	494	90,149
Hibbett, Inc. (Specialty Retail)	694	49,919
Hillenbrand, Inc. (Machinery)	1,819	94,570
Hilltop Holdings, Inc. (Banks)	1,430	50,250
HomeStreet, Inc. (Thrifts & Mortgage Finance)	943	49,036
Ichor Holdings, Ltd.* (Semiconductors & Semiconductor Equipment)	747	34,384
Independence Realty Trust, Inc. (Equity Real Estate Investment Trusts)	4,828	124,707
Independent Bank Corp. (Banks)	920	75,008
Industrial Logistics Properties Trust (Equity Real Estate Investment Trusts)	1,237	30,987
Innovative Industrial Properties, Inc. (Equity Real Estate Investment Trusts)	1,103	289,991
Innoviva, Inc.* (Pharmaceuticals)	2,885	49,766

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Growth :: 273

Common Stocks, continued

	Shares	Value
Installed Building Products, Inc. (Household Durables)	1,082	$151,177
Insteel Industries, Inc. (Building Products)	894	35,590
Inter Parfums, Inc. (Personal Products)	820	87,658
InterDigital, Inc. (Communications Equipment)	736	52,720
Interface, Inc. (Commercial Services & Supplies)	1,227	19,571
Investors Bancorp, Inc. (Banks)	10,398	157,530
iRobot Corp.* (Household Durables)	684	45,062
iStar, Inc. (Equity Real Estate Investment Trusts)	1,794	46,339
J & J Snack Foods Corp. (Food Products)	303	47,862
John Bean Technologies Corp. (Machinery)	937	143,886
KKR Real Estate Finance Trust, Inc. (Mortgage Real Estate Investment Trusts)	799	16,643
Knowles Corp.* (Electronic Equipment, Instruments & Components)	1,704	39,788
Kontoor Brands, Inc. (Textiles, Apparel & Luxury Goods)	1,119	57,349
Korn Ferry (Professional Services)	2,514	190,385
Kulicke & Soffa Industries, Inc. (Semiconductors & Semiconductor Equipment)	2,857	172,963
Lakeland Financial Corp. (Banks)	1,167	93,523
Lantheus Holdings, Inc.* (Health Care Equipment & Supplies)	1,842	53,215
Laredo Petroleum, Inc.* (Oil, Gas & Consumable Fuels)	443	26,638
LCI Industries (Auto Components)	781	121,734
Lemaitre Vascular, Inc. (Health Care Equipment & Supplies)	886	44,504
Lexington Realty Trust (Equity Real Estate Investment Trusts)	6,523	101,889
LGI Homes, Inc.* (Household Durables)	985	152,162
Ligand Pharmaceuticals, Inc.* (Biotechnology)	771	119,089
Lindsay Corp. (Machinery)	297	45,144
Liquidity Services, Inc.* (Internet & Direct Marketing Retail)	1,227	27,092
Livent Corp.* (Chemicals)	7,451	181,655
LivePerson, Inc.* (Software)	1,882	67,225
Marcus & Millichap, Inc.* (Real Estate Management & Development)	645	33,192
MarineMax, Inc.* (Specialty Retail)	1,003	59,217
Matador Resources Co. (Oil, Gas & Consumable Fuels)	5,088	187,849
Materion Corp. (Metals & Mining)	546	50,199
Matson, Inc. (Marine)	1,939	174,568
MaxLinear, Inc.*—Class A (Semiconductors & Semiconductor Equipment)	3,255	245,394
Medifast, Inc. (Personal Products)	536	112,254
Meridian Bioscience, Inc.* (Health Care Equipment & Supplies)	1,280	26,112
Merit Medical Systems, Inc.* (Health Care Equipment & Supplies)	1,335	83,171
Meritage Homes Corp.* (Household Durables)	809	98,747
Mesa Laboratories, Inc. (Health Care Equipment & Supplies)	142	46,589
Meta Financial Group, Inc. (Thrifts & Mortgage Finance)	1,460	87,104
Methode Electronics, Inc. (Electronic Equipment, Instruments & Components)	775	38,107
MGP Ingredients, Inc. (Beverages)	577	49,039
Middlesex Water Co. (Water Utilities)	556	66,887
ModivCare, Inc.* (Health Care Providers & Services)	324	48,046
Monarch Casino & Resort, Inc.* (Hotels, Restaurants & Leisure)	604	44,666
Monro, Inc. (Specialty Retail)	666	38,808
Movado Group, Inc. (Textiles, Apparel & Luxury Goods)	761	31,833
Mueller Industries, Inc. (Machinery)	2,646	157,067
Myers Industries, Inc. (Containers & Packaging)	719	14,387
MYR Group, Inc.* (Construction & Engineering)	778	86,008
Myriad Genetics, Inc.* (Biotechnology)	1,915	52,854
National Bank Holdings Corp. (Banks)	811	35,635
National Beverage Corp. (Beverages)	614	27,833
Nektar Therapeutics* (Pharmaceuticals)	3,831	51,757
NeoGenomics, Inc.* (Life Sciences Tools & Services)	3,122	106,523
Nexpoint Residential Trust, Inc. (Equity Real Estate Investment Trusts)	1,047	87,770
Northfield Bancorp, Inc. (Thrifts & Mortgage Finance)	1,168	18,875
NV5 Global, Inc.* (Construction & Engineering)	546	75,414
OFG Bancorp (Banks)	1,149	30,517
Omnicell, Inc.* (Health Care Technology)	2,027	365,751
OneSpan, Inc.* (Software)	777	13,155
Onto Innovation, Inc.* (Semiconductors & Semiconductor Equipment)	2,272	229,995
OptimizeRx Corp.* (Health Care Technology)	820	50,930
Organogenesis Holdings, Inc.* (Biotechnology)	2,909	26,879
OSI Systems, Inc.* (Electronic Equipment, Instruments & Components)	331	30,849
Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	469	47,613
Pacific Premier Bancorp, Inc. (Banks)	1,915	76,657
Pacira BioSciences, Inc.* (Pharmaceuticals)	1,252	75,333
Palomar Holdings, Inc.* (Insurance)	1,113	72,089
Park Aerospace Corp. (Aerospace & Defense)	395	5,214
Park National Corp. (Banks)	420	57,670
Patrick Industries, Inc. (Auto Components)	487	39,296
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)	4,491	219,070
PDF Solutions, Inc.* (Semiconductors & Semiconductor Equipment)	867	27,562
Perficient, Inc.* (IT Services)	1,517	196,133
PGT Innovations, Inc.* (Building Products)	1,238	27,843
Piper Sandler Cos. (Capital Markets)	651	116,210
Plantronics, Inc.* (Communications Equipment)	945	27,726
Preferred Bank (Banks)	632	45,371
Prestige Consumer Healthcare, Inc.* (Pharmaceuticals)	1,225	74,296
Progress Software Corp. (Software)	2,022	97,602
Provident Financial Services, Inc. (Thrifts & Mortgage Finance)	1,639	39,697
Quaker Chemical Corp. (Chemicals)	359	82,850
RadNet, Inc.* (Health Care Providers & Services)	2,046	61,605
Rambus, Inc.* (Semiconductors & Semiconductor Equipment)	5,043	148,214

See accompanying notes to financial statements.

274 :: ProFund VP Small-Cap Growth :: Financial Statements

Common Stocks, continued

	Shares	Value
Range Resources Corp.* (Oil, Gas & Consumable Fuels)	7,949	$141,731
Ranger Oil Corp.* (Oil, Gas & Consumable Fuels)	973	26,193
Redwood Trust, Inc. (Mortgage Real Estate Investment Trusts)	5,289	69,762
REGENXBIO, Inc.* (Biotechnology)	781	25,539
Rent-A-Center, Inc. (Specialty Retail)	1,338	64,278
Retail Opportunity Investments Corp. (Equity Real Estate Investment Trusts)	2,744	53,782
Rogers Corp.* (Electronic Equipment, Instruments & Components)	863	235,599
RPT Realty (Equity Real Estate Investment Trusts)	1,984	26,546
Safehold, Inc. (Equity Real Estate Investment Trusts)	652	52,062
Sally Beauty Holdings, Inc.* (Specialty Retail)	2,295	42,366
Saul Centers, Inc. (Equity Real Estate Investment Trusts)	415	22,003
Seacoast Banking Corporation of Florida (Banks)	1,399	49,511
Selectquote, Inc.* (Insurance)	2,817	25,522
ServisFirst Bancshares, Inc. (Banks)	2,250	191,115
Shake Shack, Inc.*—Class A (Hotels, Restaurants & Leisure)	995	71,799
Shoe Carnival, Inc. (Specialty Retail)	808	31,577
Shutterstock, Inc. (Internet & Direct Marketing Retail)	1,080	119,751
Signet Jewelers, Ltd. (Specialty Retail)	2,446	212,876
Simulations Plus, Inc. (Health Care Technology)	435	20,576
SITE Centers Corp. (Equity Real Estate Investment Trusts)	4,555	72,106
Sleep Number Corp.* (Specialty Retail)	1,044	79,970
SM Energy Co. (Oil, Gas & Consumable Fuels)	5,602	165,147
SMART Global Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	651	46,214
Southside Bancshares, Inc. (Banks)	937	39,185
Southwestern Energy Co.* (Oil, Gas & Consumable Fuels)	29,957	139,600
Spectrum Pharmaceuticals, Inc.* (Biotechnology)	4,313	5,478
SPS Commerce, Inc.* (Software)	1,659	236,159
SPX Corp.* (Machinery)	880	52,518
SPX FLOW, Inc. (Machinery)	1,180	102,046
Standex International Corp. (Machinery)	270	29,878
Steven Madden, Ltd. (Textiles, Apparel & Luxury Goods)	2,364	109,854
Stewart Information Services Corp. (Insurance)	607	48,396
Sturm Ruger & Co., Inc. (Leisure Products)	812	55,232
Supernus Pharmaceuticals, Inc.* (Pharmaceuticals)	2,452	71,500
Surmodics, Inc.* (Health Care Equipment & Supplies)	416	20,030
Tabula Rasa HealthCare, Inc.* (Health Care Technology)	547	8,205
Tanger Factory Outlet Centers, Inc. (Equity Real Estate Investment Trusts)	4,796	92,467
TechTarget, Inc.* (Media)	1,196	114,410
Tennant Co. (Machinery)	368	29,823
The Bancorp, Inc.* (Banks)	2,628	66,515
The Buckle, Inc. (Specialty Retail)	1,354	57,288
The Children's Place, Inc.* (Specialty Retail)	645	51,142
The E.W. Scripps Co.*—Class A (Media)	1,213	23,472
The Ensign Group, Inc. (Health Care Providers & Services)	1,307	109,736
The Joint Corp.* (Health Care Providers & Services)	665	43,684
The Pennant Group, Inc.* (Health Care Providers & Services)	637	14,702
The Simply Good Foods Co.* (Food Products)	3,890	161,707
The St Joe Co. (Real Estate Management & Development)	1,520	79,116
Thryv Holdings, Inc.* (Media)	783	32,205
Tivity Health, Inc.* (Health Care Providers & Services)	959	25,356
Tompkins Financial Corp. (Banks)	241	20,143
Tootsie Roll Industries, Inc. (Food Products)	399	14,456
Triumph Bancorp, Inc.* (Banks)	1,089	129,678
Triumph Group, Inc.* (Aerospace & Defense)	2,980	55,219
Trupanion, Inc.* (Insurance)	1,583	209,004
TTEC Holdings, Inc. (IT Services)	844	76,424
U.S. Physical Therapy, Inc. (Health Care Providers & Services)	268	25,607
UFP Industries, Inc. (Building Products)	2,854	262,597
Ultra Clean Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	2,071	118,793
uniQure N.V.* (Biotechnology)	1,662	34,470
Unisys Corp.* (IT Services)	1,487	30,588
United Community Banks, Inc. (Banks)	3,089	111,019
United Natural Foods, Inc.* (Food & Staples Retailing)	2,599	127,559
Uniti Group, Inc. (Equity Real Estate Investment Trusts)	6,315	88,473
Universal Health Realty Income Trust (Equity Real Estate Investment Trusts)	319	18,971
Urstadt Biddle Properties, Inc.—Class A (Equity Real Estate Investment Trusts)	749	15,954
USANA Health Sciences, Inc.* (Personal Products)	361	36,533
Vanda Pharmaceuticals, Inc.* (Biotechnology)	1,645	25,810
Varex Imaging Corp.* (Health Care Equipment & Supplies)	1,163	36,693
Vector Group, Ltd. (Tobacco)	6,036	69,293
Veeco Instruments, Inc.* (Semiconductors & Semiconductor Equipment)	2,329	66,307
Vericel Corp.* (Biotechnology)	2,159	84,849
Veritex Holdings, Inc. (Banks)	2,272	90,380
Viad Corp.* (Commercial Services & Supplies)	501	21,438
Viavi Solutions, Inc.* (Communications Equipment)	6,796	119,746
Virtus Investment Partners, Inc. (Capital Markets)	329	97,746
Vista Outdoor, Inc.* (Leisure Products)	2,642	121,717
Vonage Holdings Corp.* (Software)	11,643	242,057
Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)	1,352	203,989
Washington Real Estate Investment Trust (Equity Real Estate Investment Trusts)	1,717	44,384
Watts Water Technologies, Inc.—Class A (Machinery)	1,271	246,790
WD-40 Co. (Household Products)	367	89,783

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Growth :: 275

Common Stocks, continued

	Shares	Value
Winnebago Industries, Inc. (Automobiles)	787	$58,962
WisdomTree Investments, Inc. (Capital Markets)	3,115	19,064
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	1,747	50,331
World Acceptance Corp.* (Consumer Finance)	194	47,613
WSFS Financial Corp. (Thrifts & Mortgage Finance)	1,329	66,609
Xencor, Inc.* (Biotechnology)	2,697	108,204
Xperi Holding Corp. (Software)	2,507	47,407
Zynex, Inc.*(a) (Health Care Equipment & Supplies)	916	9,133
TOTAL COMMON STOCKS (Cost $15,908,340)		25,166,638

Repurchase Agreements(b) (0.2%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $42,000	$42,000	$42,000
TOTAL REPURCHASE AGREEMENTS (Cost $42,000)		42,000

Collateral for Securities Loaned(c)(NM)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares, 0.03%(d)	8,264	$8,264
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $8,264)		8,264
TOTAL INVESTMENT SECURITIES (Cost $15,958,604)—100.0%		25,216,902
Net other assets (liabilities)—NM		(2,309)
NET ASSETS—100.0%		$25,214,593

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $7,846.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Securities were purchased with cash collateral held from securities on loan at December 31, 2021.
(d)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2021.
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

276 :: ProFund VP Small-Cap Growth :: Financial Statements

ProFund VP Small-Cap Growth invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Aerospace & Defense	$179,973	0.7%
Air Freight & Logistics	150,636	0.6%
Auto Components	393,610	1.6%
Automobiles	58,962	0.2%
Banks	2,174,410	8.6%
Beverages	340,697	1.3%
Biotechnology	863,007	3.4%
Building Products	474,830	1.9%
Capital Markets	432,958	1.7%
Chemicals	697,219	2.7%
Commercial Services & Supplies	96,525	0.4%
Communications Equipment	419,341	1.7%
Construction & Engineering	325,959	1.3%
Consumer Finance	150,463	0.6%
Containers & Packaging	14,387	0.1%
Diversified Telecommunication Services	95,939	0.4%
Electrical Equipment	133,799	0.5%
Electronic Equipment, Instruments & Components	718,983	2.9%
Energy Equipment & Services	20,012	0.1%
Entertainment	41,170	0.2%
Equity Real Estate Investment Trusts	1,579,767	6.3%
Food & Staples Retailing	127,559	0.5%
Food Products	224,025	0.9%
Gas Utilities	61,532	0.2%
Health Care Equipment & Supplies	728,426	2.9%
Health Care Providers & Services	1,054,447	4.2%
Health Care Technology	502,680	2.0%
Hotels, Restaurants & Leisure	179,670	0.7%
Household Durables	684,436	2.7%
Household Products	89,783	0.4%
Insurance	453,707	1.8%
Interactive Media & Services	23,636	0.1%
Internet & Direct Marketing Retail	146,843	0.6%
IT Services	668,941	2.7%
Leisure Products	176,949	0.7%
Life Sciences Tools & Services	106,523	0.4%
Machinery	1,473,169	5.9%
Marine	174,568	0.7%
Media	183,385	0.7%
Metals & Mining	123,071	0.5%
Mortgage Real Estate Investment Trusts	105,341	0.4%
Oil, Gas & Consumable Fuels	1,188,665	4.7%
Personal Products	309,773	1.2%
Pharmaceuticals	511,460	2.0%
Professional Services	540,548	2.1%
Real Estate Management & Development	231,031	0.9%
Road & Rail	141,183	0.6%
Semiconductors & Semiconductor Equipment	1,789,810	7.0%
Software	1,051,418	4.1%
Specialty Retail	1,014,349	4.0%
Technology Hardware, Storage & Peripherals	157,309	0.6%
Textiles, Apparel & Luxury Goods	296,980	1.2%
Thrifts & Mortgage Finance	720,229	2.9%
Tobacco	69,293	0.3%
Trading Companies & Distributors	207,267	0.8%
Water Utilities	285,985	1.2%
Other**	47,955	0.2%
Total	$25,214,593	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Growth :: 277

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$15,958,604
Securities, at value(a)	25,174,902
Repurchase agreements, at value	42,000
Total Investment Securities, at value	25,216,902
Cash	1,629
Dividends receivable	15,535
Receivable for capital shares issued	110,633
Prepaid expenses	1,751
TOTAL ASSETS	25,346,450

LIABILITIES:
Payable for collateral for securities loaned	8,264
Payable for capital shares redeemed	30,905
Payable for investments purchased	35,984
Advisory fees payable	19,804
Management services fees payable	2,640
Administration fees payable	1,454
Administrative services fees payable	8,121
Distribution fees payable	8,647
Transfer agency fees payable	2,433
Fund accounting fees payable	902
Compliance services fees payable	108
Other accrued expenses	12,595
TOTAL LIABILITIES	131,857
NET ASSETS	$25,214,593

NET ASSETS CONSIST OF:
Capital	$14,439,538
Total distributable earnings (loss)	10,775,055
NET ASSETS	$25,214,593
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	615,111
Net Asset Value (offering and redemption price per share)	$40.99

(a) Includes securities on loan valued at:	$7,846

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$219,245
Interest	1
Foreign tax withholding	(6)
Net income from securities lending	2,819
TOTAL INVESTMENT INCOME	222,059

EXPENSES:
Advisory fees	194,150
Management services fees	25,886
Administration fees	19,308
Transfer agency fees	15,810
Administrative services fees	72,005
Distribution fees	64,717
Custody fees	4,431
Fund accounting fees	11,791
Trustee fees	410
Compliance services fees	179
Other fees	21,936
Recoupment of prior expenses reduced by the Advisor	5,000
Total Gross Expenses before reductions	435,623
Expenses reduced and reimbursed by the Advisor	(726)
TOTAL NET EXPENSES	434,897
NET INVESTMENT INCOME (LOSS)	(212,838)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	3,179,664
Change in net unrealized appreciation/depreciation on investment securities	1,532,721
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	4,712,385
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,499,547

See accompanying notes to financial statements.

278 :: ProFund VP Small-Cap Growth :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(212,838)	$(117,692)
Net realized gains (losses) on investments	3,179,664	1,051,766
Change in net unrealized appreciation/depreciation on investments	1,532,721	2,590,035
Change in net assets resulting from operations	4,499,547	3,524,109

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(1,751,943)	(2,419,892)
Change in net assets resulting from distributions	(1,751,943)	(2,419,892)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	23,826,116	20,530,573
Distributions reinvested	1,751,943	2,419,892
Value of shares redeemed	(25,640,769)	(19,595,112)
Change in net assets resulting from capital transactions	(62,710)	3,355,353
Change in net assets	2,684,894	4,459,570

NET ASSETS:
Beginning of period	22,529,699	18,070,129
End of period	$25,214,593	$22,529,699

SHARE TRANSACTIONS:
Issued	594,889	669,204
Reinvested	48,104	79,733
Redeemed	(644,056)	(636,862)
Change in shares	(1,063)	112,075

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Small-Cap Growth :: 279

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$36.56	$35.85	$34.55	$39.34	$37.88

Investment Activities:
Net investment income (loss)(a)	(0.33)	(0.22)	(0.19)	(0.32)	(0.22)
Net realized and unrealized gains (losses) on investments	7.53	5.52	6.37	(1.42)	5.07
Total income (loss) from investment activities	7.20	5.30	6.18	(1.74)	4.85

Distributions to Shareholders From:
Net realized gains on investments	(2.77)	(4.59)	(4.88)	(3.05)	(3.39)

Net Asset Value, End of Period	$40.99	$36.56	$35.85	$34.55	$39.34

Total Return	20.64%	17.39%	19.12%	(5.75)%	12.97%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.74%	1.73%	1.69%	1.68%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.82)%	(0.69)%	(0.51)%	(0.78)%	(0.56)%

Supplemental Data:
Net assets, end of period (000's)	$25,215	$22,530	$18,070	$19,185	$25,788
Portfolio turnover rate(b)	112%	148%	108%	155%	134%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

280 :: ProFund VP Small-Cap Value :: Management Discussion of Fund Performance

ProFund VP Small-Cap Value (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index (the "Index"). For the year ended December 31, 2021, the Fund had a total return of 28.56%. For the same period, the Index had a return of 30.95%1 and a volatility of 23.04%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of small-cap U.S. equity "value" performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600® that have been identified as being on the value end of the growth-value spectrum. Securities are selected for inclusion in the Index by an S&P committee through a process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap Value from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Small-Cap Value	28.56%	8.43%	11.60%
S&P SmallCap 600® Value Index	30.95%	10.25%	13.52%

Expense Ratios**

Fund	Gross	Net
ProFund VP Small-Cap Value	1.78%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
BankUnited, Inc.	0.7%
Resideo Technologies, Inc.	0.7%
Insight Enterprises, Inc.	0.7%
Group 1 Automotive, Inc.	0.7%
First Hawaiian, Inc.	0.7%

S&P SmallCap 600® Value Index – Composition

% of Index
Financials	22%
Industrials	19%
Consumer Discretionary	12%
Health Care	10%
Real Estate	9%
Information Technology	8%
Materials	7%
Energy	5%
Consumer Staples	4%
Utilities	2%
Communication Services	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Small-Cap Value :: 281

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (100.4%)

	Shares	Value
AAON, Inc. (Building Products)	700	$55,601
AAR Corp.* (Aerospace & Defense)	1,709	66,702
Aaron's Co., Inc. (The) (Specialty Retail)	1,613	39,760
Abercrombie & Fitch Co.*—Class A (Specialty Retail)	1,605	55,902
ABM Industries, Inc. (Commercial Services & Supplies)	3,446	140,769
Acadia Realty Trust (Equity Real Estate Investment Trusts)	2,539	55,426
Addus Homecare Corp.* (Health Care Providers & Services)	465	43,482
Adtalem Global Education, Inc.* (Diversified Consumer Services)	2,551	75,407
AdvanSix, Inc. (Chemicals)	664	31,374
Aerojet Rocketdyne Holdings, Inc. (Aerospace & Defense)	1,842	86,132
AeroVironment, Inc.* (Aerospace & Defense)	544	33,744
Agilysys, Inc.* (Software)	369	16,406
Agree Realty Corp. (Equity Real Estate Investment Trusts)	1,967	140,366
Alamo Group, Inc. (Machinery)	294	43,271
Albany International Corp.—Class A (Machinery)	830	73,414
Alexander & Baldwin, Inc. (Equity Real Estate Investment Trusts)	3,717	93,260
Allegheny Technologies, Inc.* (Metals & Mining)	3,587	57,141
Allegiance Bancshares, Inc. (Banks)	965	40,733
Allegiant Travel Co.* (Airlines)	778	145,517
Allscripts Healthcare Solutions, Inc.* (Health Care Technology)	3,832	70,700
Ambac Financial Group, Inc.* (Insurance)	2,373	38,087
AMC Networks, Inc.*—Class A (Media)	1,498	51,591
American Assets Trust, Inc. (Equity Real Estate Investment Trusts)	1,537	57,684
American Axle & Manufacturing Holdings, Inc.* (Auto Components)	5,845	54,534
American Equity Investment Life Holding Co. (Insurance)	4,220	164,242
American Public Education, Inc.* (Diversified Consumer Services)	958	21,316
American States Water Co. (Water Utilities)	644	66,615
American Vanguard Corp. (Chemicals)	1,380	22,618
American Woodmark Corp.* (Building Products)	850	55,420
America's Car-Mart, Inc.* (Specialty Retail)	312	31,949
Ameris Bancorp (Banks)	1,458	72,433
AMERISAFE, Inc. (Insurance)	992	53,399
Amphastar Pharmaceuticals, Inc.* (Pharmaceuticals)	604	14,067
ANI Pharmaceuticals, Inc.* (Pharmaceuticals)	227	10,460
Anika Therapeutics, Inc.* (Health Care Equipment & Supplies)	348	12,469
Apogee Enterprises, Inc. (Building Products)	1,299	62,547
Apollo Commercial Real Estate Finance, Inc. (Mortgage Real Estate Investment Trusts)	6,739	88,685
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	1,124	115,435
Archrock, Inc. (Energy Equipment & Services)	6,868	51,373
Arconic Corp.* (Metals & Mining)	5,458	180,168
Arcosa, Inc. (Construction & Engineering)	2,477	130,538
Arlo Technologies, Inc.* (Electronic Equipment, Instruments & Components)	1,900	19,931
Armada Hoffler Properties, Inc. (Equity Real Estate Investment Trusts)	1,229	18,705
ARMOUR Residential REIT, Inc. (Mortgage Real Estate Investment Trusts)	4,601	45,136
Asbury Automotive Group, Inc.* (Specialty Retail)	652	112,621
Assured Guaranty, Ltd. (Insurance)	2,075	104,165
Astec Industries, Inc. (Machinery)	1,167	80,838
Atlas Air Worldwide Holdings, Inc.* (Air Freight & Logistics)	1,386	130,450
ATN International, Inc. (Diversified Telecommunication Services)	560	22,372
Avanos Medical, Inc.* (Health Care Equipment & Supplies)	2,470	85,635
Avista Corp. (Multi-Utilities)	3,627	154,111
AZZ, Inc. (Electrical Equipment)	1,273	70,385
B&G Foods, Inc.(a)—Class A (Food Products)	3,326	102,208
Badger Meter, Inc. (Electronic Equipment, Instruments & Components)	524	55,837
Banc of California, Inc. (Banks)	1,525	29,921
BancFirst Corp. (Banks)	455	32,105
BankUnited, Inc. (Banks)	4,566	193,188
Banner Corp. (Banks)	1,001	60,731
Barnes Group, Inc. (Machinery)	2,388	111,256
Bed Bath & Beyond, Inc.* (Specialty Retail)	5,180	75,524
Benchmark Electronics, Inc. (Electronic Equipment, Instruments & Components)	1,805	48,916
Berkshire Hills Bancorp, Inc. (Banks)	2,493	70,876
Big Lots, Inc. (Multiline Retail)	1,669	75,188
BJ's Restaurants, Inc.* (Hotels, Restaurants & Leisure)	1,195	41,287
Bloomin' Brands, Inc.* (Hotels, Restaurants & Leisure)	4,163	87,340
Blucora, Inc.* (Capital Markets)	1,398	24,213
Boise Cascade Co. (Trading Companies & Distributors)	1,048	74,618
Bottomline Technologies, Inc.* (Software)	912	51,500
Brady Corp.—Class A (Commercial Services & Supplies)	1,343	72,388
Brandywine Realty Trust (Equity Real Estate Investment Trusts)	8,770	117,693
Brinker International, Inc.* (Hotels, Restaurants & Leisure)	2,327	85,145
Bristow Group, Inc.* (Energy Equipment & Services)	1,188	37,624
Brookline Bancorp, Inc. (Banks)	2,228	36,071
CalAmp Corp.* (Communications Equipment)	1,838	12,976

See accompanying notes to financial statements.

282 :: ProFund VP Small-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
Calavo Growers, Inc. (Food Products)	906	$38,414
Caleres, Inc. (Specialty Retail)	1,961	44,475
California Water Service Group (Water Utilities)	1,106	79,478
Cal-Maine Foods, Inc. (Food Products)	1,920	71,021
Capitol Federal Financial, Inc. (Thrifts & Mortgage Finance)	6,616	74,959
Cardiovascular Systems, Inc.* (Health Care Equipment & Supplies)	1,206	22,649
CareTrust REIT, Inc. (Equity Real Estate Investment Trusts)	2,636	60,180
Carpenter Technology Corp. (Metals & Mining)	2,470	72,099
Cars.com, Inc.* (Interactive Media & Services)	1,698	27,321
Centerspace (Equity Real Estate Investment Trusts)	263	29,167
Central Garden & Pet Co.* (Household Products)	499	26,262
Central Garden & Pet Co.*—Class A (Household Products)	2,058	98,475
Central Pacific Financial Corp. (Banks)	545	15,353
Century Aluminum Co.* (Metals & Mining)	1,422	23,548
Chatham Lodging Trust* (Equity Real Estate Investment Trusts)	2,499	34,286
Chefs' Warehouse, Inc.* (Food & Staples Retailing)	1,670	55,611
Chesapeake Utilities Corp. (Gas Utilities)	433	63,136
Chico's FAS, Inc.* (Specialty Retail)	6,276	33,765
Chuy's Holdings, Inc.* (Hotels, Restaurants & Leisure)	1,015	30,572
Cinemark Holdings, Inc.* (Entertainment)	2,619	42,218
CIRCOR International, Inc.* (Machinery)	1,039	28,240
City Holding Co. (Banks)	403	32,961
Clearwater Paper Corp.* (Paper & Forest Products)	856	31,390
Cogent Communications Holdings, Inc. (Diversified Telecommunication Services)	718	52,543
Cohu, Inc.* (Semiconductors & Semiconductor Equipment)	1,048	39,918
Columbia Banking System, Inc. (Banks)	3,984	130,356
Community Bank System, Inc. (Banks)	1,492	111,124
Community Healthcare Trust, Inc. (Equity Real Estate Investment Trusts)	494	23,351
Computer Programs & Systems, Inc.* (Health Care Technology)	751	22,004
Comtech Telecommunications Corp. (Communications Equipment)	1,350	31,982
CONMED Corp. (Health Care Equipment & Supplies)	540	76,550
Conn's, Inc.* (Specialty Retail)	982	23,097
Consensus Cloud Solutions, Inc.* (Software)	823	47,627
CONSOL Energy, Inc.* (Oil, Gas & Consumable Fuels)	1,626	36,926
Consolidated Communications Holdings, Inc.* (Diversified Telecommunication Services)	3,694	27,631
Cooper-Standard Holding, Inc.* (Auto Components)	870	19,497
Corcept Therapeutics, Inc.* (Pharmaceuticals)	1,897	37,561
Core Laboratories N.V. (Energy Equipment & Services)	1,376	30,699
CoreCivic, Inc.* (Equity Real Estate Investment Trusts)	6,164	61,455
Covetrus, Inc.* (Health Care Providers & Services)	5,296	105,761
CryoLife, Inc.* (Health Care Equipment & Supplies)	2,016	41,026
CSG Systems International, Inc. (IT Services)	686	39,527
CTS Corp. (Electronic Equipment, Instruments & Components)	809	29,706
Cutera, Inc.* (Health Care Equipment & Supplies)	310	12,809
CVB Financial Corp. (Banks)	6,529	139,786
Dave & Buster's Entertainment, Inc.* (Hotels, Restaurants & Leisure)	1,088	41,779
Deluxe Corp. (Commercial Services & Supplies)	2,184	70,128
Designer Brands, Inc.* (Specialty Retail)	3,143	44,662
DiamondRock Hospitality Co.* (Equity Real Estate Investment Trusts)	10,781	103,605
Digi International, Inc.* (Communications Equipment)	927	22,776
Dime Community Bancshares, Inc. (Banks)	884	31,081
Dine Brands Global, Inc. (Hotels, Restaurants & Leisure)	406	30,779
Diversified Healthcare Trust (Equity Real Estate Investment Trusts)	12,248	37,846
DMC Global, Inc.* (Energy Equipment & Services)	959	37,986
Dorman Products, Inc.* (Auto Components)	482	54,471
Dril-Quip, Inc.* (Energy Equipment & Services)	1,814	35,700
DXP Enterprises, Inc.* (Trading Companies & Distributors)	875	22,461
Eagle Bancorp, Inc. (Banks)	672	39,204
Eagle Pharmaceuticals, Inc.* (Biotechnology)	297	15,123
Easterly Government Properties, Inc. (Equity Real Estate Investment Trusts)	4,415	101,192
Ebix, Inc. (Software)	1,221	37,118
Edgewell Personal Care Co. (Personal Products)	2,786	127,348
eHealth, Inc.* (Insurance)	1,218	31,059
El Pollo Loco Holdings, Inc.* (Hotels, Restaurants & Leisure)	993	14,091
Ellington Financial, Inc. (Mortgage Real Estate Investment Trusts)	1,566	26,763
Emergent BioSolutions, Inc.* (Biotechnology)	2,454	106,675
Employers Holdings, Inc. (Insurance)	1,433	59,298
Enanta Pharmaceuticals, Inc.* (Biotechnology)	369	27,594
Encore Capital Group, Inc.* (Consumer Finance)	661	41,055
Enerpac Tool Group Corp. (Machinery)	1,607	32,590
EnPro Industries, Inc. (Machinery)	1,056	116,233
ePlus, Inc.* (Electronic Equipment, Instruments & Components)	1,385	74,624
ESCO Technologies, Inc. (Machinery)	1,335	120,136
Essential Properties Realty Trust, Inc. (Real Estate Management & Development)	2,991	86,231
Ethan Allen Interiors, Inc. (Household Durables)	1,127	29,629
EVERTEC, Inc. (IT Services)	1,010	50,480
EZCORP, Inc.*—Class A (Consumer Finance)	2,720	20,046

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Value :: 283

Common Stocks, continued

	Shares	Value
FARO Technologies, Inc.* (Electronic Equipment, Instruments & Components)	486	$34,030
FB Financial Corp. (Banks)	953	41,760
Federal Signal Corp. (Machinery)	1,221	52,918
Ferro Corp.* (Chemicals)	2,247	49,052
Fiesta Restaurant Group, Inc.* (Hotels, Restaurants & Leisure)	879	9,678
First Bancorp (Banks)	885	40,462
First Commonwealth Financial Corp. (Banks)	2,188	35,205
First Financial Bancorp (Banks)	4,805	117,146
First Hawaiian, Inc. (Banks)	6,602	180,433
First Midwest Bancorp, Inc. (Banks)	5,851	119,828
FormFactor, Inc.* (Semiconductors & Semiconductor Equipment)	1,483	67,803
Fossil Group, Inc.* (Textiles, Apparel & Luxury Goods)	2,432	25,025
Four Corners Property Trust, Inc. (Equity Real Estate Investment Trusts)	2,022	59,467
Franklin BSP Realty Trust, Inc. (Mortgage Real Estate Investment Trusts)	2,252	33,645
Franklin Electric Co., Inc. (Machinery)	660	62,410
Franklin Street Properties Corp. (Equity Real Estate Investment Trusts)	4,871	28,982
Fresh Del Monte Produce, Inc. (Food Products)	1,706	47,086
FutureFuel Corp. (Chemicals)	1,323	10,108
Gannett Co., Inc.* (Media)	4,522	24,102
GCP Applied Technologies, Inc.* (Chemicals)	2,751	87,097
Genesco, Inc.* (Specialty Retail)	379	24,320
Genworth Financial, Inc.* (Insurance)	26,003	105,312
Getty Realty Corp. (Equity Real Estate Investment Trusts)	1,092	35,042
Gibraltar Industries, Inc.* (Building Products)	888	59,212
G-III Apparel Group, Ltd.* (Textiles, Apparel & Luxury Goods)	2,240	61,914
Glatfelter Corp. (Paper & Forest Products)	2,282	39,250
Glaukos Corp.* (Health Care Equipment & Supplies)	1,153	51,239
Global Net Lease, Inc. (Equity Real Estate Investment Trusts)	5,310	81,137
GMS, Inc.* (Trading Companies & Distributors)	973	58,487
Granite Construction, Inc. (Construction & Engineering)	2,349	90,906
Granite Point Mortgage Trust, Inc. (Mortgage Real Estate Investment Trusts)	2,756	32,273
Green Dot Corp.*—Class A (Consumer Finance)	2,803	101,581
Green Plains, Inc.* (Oil, Gas & Consumable Fuels)	2,747	95,486
Griffon Corp. (Building Products)	2,440	69,491
Group 1 Automotive, Inc. (Specialty Retail)	928	181,165
Guess?, Inc. (Specialty Retail)	1,998	47,313
H.B. Fuller Co. (Chemicals)	1,455	117,855
Hanger, Inc.* (Health Care Providers & Services)	1,885	34,175
Hanmi Financial Corp. (Banks)	685	16,221
Harmony Biosciences Holdings, Inc.* (Pharmaceuticals)	514	21,917
Harsco Corp.* (Machinery)	4,059	67,826
Haverty Furniture Cos., Inc. (Specialty Retail)	763	23,325
Hawaiian Holdings, Inc.* (Airlines)	2,625	48,221
Hawkins, Inc. (Chemicals)	443	17,476
Haynes International, Inc. (Metals & Mining)	280	11,292
Healthcare Services Group, Inc. (Commercial Services & Supplies)	3,820	67,958
HealthStream, Inc.* (Health Care Technology)	595	15,684
Heartland Express, Inc. (Road & Rail)	2,386	40,133
Helix Energy Solutions Group, Inc.* (Energy Equipment & Services)	7,269	22,679
Helmerich & Payne, Inc. (Energy Equipment & Services)	5,530	131,060
Heritage Financial Corp. (Banks)	1,802	44,041
Hersha Hospitality Trust* (Equity Real Estate Investment Trusts)	1,692	15,516
Hillenbrand, Inc. (Machinery)	1,722	89,527
Hilltop Holdings, Inc. (Banks)	1,527	53,659
HNI Corp. (Commercial Services & Supplies)	2,232	93,856
Hope Bancorp, Inc. (Banks)	6,161	90,628
Horace Mann Educators Corp. (Insurance)	2,126	82,276
Hub Group, Inc.*—Class A (Air Freight & Logistics)	1,741	146,662
Ichor Holdings, Ltd.* (Semiconductors & Semiconductor Equipment)	626	28,815
Independent Bank Corp. (Banks)	1,412	115,120
Independent Bank Group, Inc. (Banks)	1,892	136,508
Industrial Logistics Properties Trust (Equity Real Estate Investment Trusts)	1,978	49,549
Innospec, Inc. (Chemicals)	1,263	114,099
Inogen, Inc.* (Health Care Equipment & Supplies)	1,048	35,632
Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	1,788	190,602
Integer Holdings Corp.* (Health Care Equipment & Supplies)	1,692	144,819
InterDigital, Inc. (Communications Equipment)	755	54,081
Interface, Inc. (Commercial Services & Supplies)	1,664	26,541
Invesco Mortgage Capital, Inc. (Mortgage Real Estate Investment Trusts)	15,976	44,413
iRobot Corp.* (Household Durables)	622	40,977
iStar, Inc. (Equity Real Estate Investment Trusts)	1,567	40,476
Itron, Inc.* (Electronic Equipment, Instruments & Components)	2,320	158,966
J & J Snack Foods Corp. (Food Products)	426	67,291
James River Group Holdings, Ltd. (Insurance)	1,911	55,056
John B Sanfilippo & Son, Inc. (Food Products)	455	41,023
John Bean Technologies Corp. (Machinery)	587	90,140
Kaiser Aluminum Corp. (Metals & Mining)	813	76,373
Kaman Corp.—Class A (Trading Companies & Distributors)	1,427	61,575
KAR Auction Services, Inc.* (Commercial Services & Supplies)	6,209	96,985
Kelly Services, Inc.—Class A (Professional Services)	1,847	30,974
KKR Real Estate Finance Trust, Inc. (Mortgage Real Estate Investment Trusts)	1,388	28,912

See accompanying notes to financial statements.

284 :: ProFund VP Small-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
Knowles Corp.* (Electronic Equipment, Instruments & Components)	2,840	$66,314
Kontoor Brands, Inc. (Textiles, Apparel & Luxury Goods)	1,195	61,244
Koppers Holdings, Inc.* (Chemicals)	1,092	34,180
Kraton Corp.* (Chemicals)	1,648	76,335
Lantheus Holdings, Inc.* (Health Care Equipment & Supplies)	1,422	41,082
Laredo Petroleum, Inc.* (Oil, Gas & Consumable Fuels)	242	14,551
La-Z-Boy, Inc. (Household Durables)	2,272	82,496
LCI Industries (Auto Components)	427	66,555
LendingTree, Inc.* (Thrifts & Mortgage Finance)	588	72,089
Lexington Realty Trust (Equity Real Estate Investment Trusts)	7,248	113,214
Lindsay Corp. (Machinery)	229	34,808
LivePerson, Inc.* (Software)	1,282	45,793
Loyalty Ventures, Inc.* (Media)	1,022	30,732
LTC Properties, Inc. (Equity Real Estate Investment Trusts)	2,018	68,895
Lumber Liquidators Holdings, Inc.* (Specialty Retail)	1,490	25,434
M.D.C Holdings, Inc. (Household Durables)	2,898	161,796
M/I Homes, Inc.* (Household Durables)	1,492	92,773
Magellan Health, Inc.* (Health Care Providers & Services)	1,193	113,323
ManTech International Corp.—Class A (Professional Services)	1,412	102,977
Marcus & Millichap, Inc.* (Real Estate Management & Development)	564	29,023
Marten Transport, Ltd. (Road & Rail)	3,061	52,526
Materion Corp. (Metals & Mining)	440	40,454
Matthews International Corp.—Class A (Commercial Services & Supplies)	1,620	59,405
MAX Holdings, Inc. (Real Estate Management & Development)	968	29,514
MEDNAX, Inc.* (Health Care Providers & Services)	4,431	120,568
Mercer International, Inc. (Paper & Forest Products)	2,064	24,747
Meridian Bioscience, Inc.* (Health Care Equipment & Supplies)	800	16,320
Merit Medical Systems, Inc.* (Health Care Equipment & Supplies)	1,120	69,776
Meritage Homes Corp.* (Household Durables)	1,014	123,769
Meritor, Inc.* (Machinery)	3,595	89,084
Mesa Laboratories, Inc. (Health Care Equipment & Supplies)	110	36,090
Methode Electronics, Inc. (Electronic Equipment, Instruments & Components)	1,096	53,890
Middlesex Water Co. (Water Utilities)	278	33,443
ModivCare, Inc.* (Health Care Providers & Services)	272	40,335
Monro, Inc. (Specialty Retail)	980	57,105
Moog, Inc.—Class A (Aerospace & Defense)	1,500	121,455
Motorcar Parts of America, Inc.* (Auto Components)	984	16,797
Mr. Cooper Group, Inc.* (Thrifts & Mortgage Finance)	3,850	160,199
Myers Industries, Inc. (Containers & Packaging)	1,058	21,171
Myriad Genetics, Inc.* (Biotechnology)	1,964	54,206
Nabors Industries, Ltd.* (Energy Equipment & Services)	397	32,193
National Bank Holdings Corp. (Banks)	652	28,649
National Beverage Corp. (Beverages)	514	23,300
National Presto Industries, Inc. (Aerospace & Defense)	260	21,328
Natus Medical, Inc.* (Health Care Equipment & Supplies)	1,751	41,551
NBT Bancorp, Inc. (Banks)	2,221	85,553
Neenah, Inc. (Paper & Forest Products)	859	39,755
Nektar Therapeutics* (Pharmaceuticals)	5,202	70,279
NeoGenomics, Inc.* (Life Sciences Tools & Services)	2,840	96,901
NETGEAR, Inc.* (Communications Equipment)	1,499	43,786
NetScout Systems, Inc.* (Communications Equipment)	3,786	125,240
New York Mortgage Trust, Inc. (Mortgage Real Estate Investment Trusts)	19,438	72,309
NextGen Healthcare, Inc.* (Health Care Technology)	2,944	52,374
NMI Holdings, Inc.*—Class A (Thrifts & Mortgage Finance)	4,394	96,009
Northfield Bancorp, Inc. (Thrifts & Mortgage Finance)	939	15,174
Northwest Bancshares, Inc. (Thrifts & Mortgage Finance)	6,486	91,842
Northwest Natural Holding Co. (Gas Utilities)	1,575	76,829
NOW, Inc.* (Trading Companies & Distributors)	5,662	48,353
Oceaneering International, Inc.* (Energy Equipment & Services)	5,114	57,839
Office Properties Income Trust (Equity Real Estate Investment Trusts)	2,482	61,653
OFG Bancorp (Banks)	1,277	33,917
O-I Glass, Inc.* (Containers & Packaging)	8,038	96,697
Oil States International, Inc.* (Energy Equipment & Services)	3,144	15,626
Old National Bancorp (Banks)	8,496	153,948
Olympic Steel, Inc. (Metals & Mining)	477	11,210
OneSpan, Inc.* (Software)	898	15,203
OraSure Technologies, Inc.* (Health Care Equipment & Supplies)	3,692	32,083
Orion Office REIT, Inc.* (Equity Real Estate Investment Trusts)	2,776	51,828
Orthofix Medical, Inc.* (Health Care Equipment & Supplies)	1,012	31,463
OSI Systems, Inc.* (Electronic Equipment, Instruments & Components)	488	45,482
Owens & Minor, Inc. (Health Care Providers & Services)	3,867	168,216
Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	293	29,745
Pacific Premier Bancorp, Inc. (Banks)	2,708	108,401
Pacira BioSciences, Inc.* (Pharmaceuticals)	890	53,551

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Value :: 285

Common Stocks, continued

	Shares	Value
Par Pacific Holdings, Inc.* (Oil, Gas & Consumable Fuels)	2,344	$38,653
Park Aerospace Corp. (Aerospace & Defense)	558	7,366
Park National Corp. (Banks)	274	37,623
Patrick Industries, Inc. (Auto Components)	610	49,221
Patterson-UTI Energy, Inc. (Energy Equipment & Services)	11,024	93,153
PBF Energy, Inc.*—Class A (Oil, Gas & Consumable Fuels)	4,868	63,138
PC Connection, Inc. (Electronic Equipment, Instruments & Components)	564	24,325
PDF Solutions, Inc.* (Semiconductors & Semiconductor Equipment)	567	18,025
PennyMac Mortgage Investment Trust (Mortgage Real Estate Investment Trusts)	4,972	86,165
Perdoceo Education Corp.* (Diversified Consumer Services)	3,593	42,254
PetMed Express, Inc. (Internet & Direct Marketing Retail)	1,073	27,104
PGT Innovations, Inc.* (Building Products)	1,680	37,783
Phibro Animal Health Corp.—Class A (Pharmaceuticals)	1,042	21,278
Photronics, Inc.* (Semiconductors & Semiconductor Equipment)	3,134	59,076
Pitney Bowes, Inc. (Commercial Services & Supplies)	8,481	56,229
Plantronics, Inc.* (Communications Equipment)	1,138	33,389
Plexus Corp.* (Electronic Equipment, Instruments & Components)	1,448	138,849
Powell Industries, Inc. (Electrical Equipment)	462	13,624
PRA Group, Inc.* (Consumer Finance)	2,235	112,219
Prestige Consumer Healthcare, Inc.* (Pharmaceuticals)	1,207	73,204
PriceSmart, Inc. (Food & Staples Retailing)	1,233	90,218
ProAssurance Corp. (Insurance)	2,766	69,980
ProPetro Holding Corp.* (Energy Equipment & Services)	4,343	35,178
Proto Labs, Inc.* (Machinery)	1,414	72,609
Provident Financial Services, Inc. (Thrifts & Mortgage Finance)	2,136	51,734
Quaker Chemical Corp. (Chemicals)	289	66,695
Quanex Building Products Corp. (Building Products)	1,718	42,572
QuinStreet, Inc.* (Interactive Media & Services)	2,558	46,530
Range Resources Corp.* (Oil, Gas & Consumable Fuels)	3,969	70,767
Rayonier Advanced Materials, Inc.* (Chemicals)	3,266	18,649
Ready Capital Corp. (Mortgage Real Estate Investment Trusts)	3,017	47,156
Realogy Holdings Corp.* (Real Estate Management & Development)	5,975	100,440
Red Robin Gourmet Burgers, Inc.* (Hotels, Restaurants & Leisure)	805	13,307
REGENXBIO, Inc.* (Biotechnology)	1,061	34,695
Renasant Corp. (Banks)	2,857	108,423
Renewable Energy Group, Inc.* (Oil, Gas & Consumable Fuels)	2,577	109,369
Rent-A-Center, Inc. (Specialty Retail)	1,612	77,440
Resideo Technologies, Inc.* (Building Products)	7,400	192,622
Resources Connection, Inc. (Professional Services)	1,599	28,526
Retail Opportunity Investments Corp. (Equity Real Estate Investment Trusts)	3,174	62,210
REX American Resources Corp.* (Oil, Gas & Consumable Fuels)	269	25,824
RPC, Inc.* (Energy Equipment & Services)	3,656	16,598
RPT Realty (Equity Real Estate Investment Trusts)	2,116	28,312
Ruth's Hospitality Group, Inc.* (Hotels, Restaurants & Leisure)	1,631	32,457
S&T Bancorp, Inc. (Banks)	2,017	63,576
Safety Insurance Group, Inc. (Insurance)	730	62,072
Sally Beauty Holdings, Inc.* (Specialty Retail)	3,244	59,884
Sanmina Corp.* (Electronic Equipment, Instruments & Components)	3,300	136,818
Saul Centers, Inc. (Equity Real Estate Investment Trusts)	207	10,975
ScanSource, Inc.* (Electronic Equipment, Instruments & Components)	1,309	45,920
Scholastic Corp. (Media)	1,561	62,378
Schweitzer-Mauduit International, Inc. (Paper & Forest Products)	1,612	48,199
Seacoast Banking Corporation of Florida (Banks)	1,435	50,785
Select Medical Holdings Corp. (Health Care Providers & Services)	5,431	159,671
Selectquote, Inc.* (Insurance)	3,256	29,499
Seneca Foods Corp.*—Class A (Food Products)	321	15,392
Service Properties Trust (Equity Real Estate Investment Trusts)	8,461	74,372
Shake Shack, Inc.*—Class A (Hotels, Restaurants & Leisure)	903	65,160
Shenandoah Telecommunications Co. (Wireless Telecommunication Services)	2,561	65,306
Simmons First National Corp.—Class A (Banks)	5,885	174,078
Simulations Plus, Inc. (Health Care Technology)	322	15,231
SiriusPoint, Ltd.* (Insurance)	4,481	36,431
SITE Centers Corp. (Equity Real Estate Investment Trusts)	4,140	65,536
SkyWest, Inc.* (Airlines)	2,582	101,473
SMART Global Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	463	32,868
Sonic Automotive, Inc.—Class A (Specialty Retail)	1,063	52,565
South Jersey Industries, Inc. (Gas Utilities)	5,763	150,529
Southside Bancshares, Inc. (Banks)	612	25,594
Southwestern Energy Co.* (Oil, Gas & Consumable Fuels)	18,726	87,263
SpartanNash Co. (Food & Staples Retailing)	1,843	47,476
Spectrum Pharmaceuticals, Inc.* (Biotechnology)	3,613	4,589
SPX Corp.* (Machinery)	1,350	80,568
SPX FLOW, Inc. (Machinery)	839	72,557

See accompanying notes to financial statements.

286 :: ProFund VP Small-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
Standard Motor Products, Inc. (Auto Components)	981	$51,395
Standex International Corp. (Machinery)	325	35,965
Stepan Co. (Chemicals)	1,091	135,601
Steven Madden, Ltd. (Textiles, Apparel & Luxury Goods)	1,294	60,132
Stewart Information Services Corp. (Insurance)	703	56,050
StoneX Group, Inc.* (Capital Markets)	863	52,859
Strategic Education, Inc. (Diversified Consumer Services)	1,160	67,094
Summit Hotel Properties, Inc.* (Equity Real Estate Investment Trusts)	5,455	53,241
SunCoke Energy, Inc. (Metals & Mining)	4,257	28,054
Surmodics, Inc.* (Health Care Equipment & Supplies)	249	11,989
Sylvamo Corp.* (Paper & Forest Products)	1,808	50,425
Tabula Rasa HealthCare, Inc.* (Health Care Technology)	606	9,090
Tactile Systems Technology, Inc.* (Health Care Equipment & Supplies)	1,016	19,334
Talos Energy, Inc.* (Oil, Gas & Consumable Fuels)	2,097	20,551
Telephone and Data Systems, Inc. (Wireless Telecommunication Services)	5,063	102,019
Tennant Co. (Machinery)	541	43,843
The Andersons, Inc. (Food & Staples Retailing)	1,586	61,394
The Cato Corp.—Class A (Specialty Retail)	1,001	17,177
The Cheesecake Factory, Inc.* (Hotels, Restaurants & Leisure)	2,487	97,365
The E.W. Scripps Co.*—Class A (Media)	1,582	30,612
The Ensign Group, Inc. (Health Care Providers & Services)	1,237	103,859
The GEO Group, Inc. (Equity Real Estate Investment Trusts)	6,280	48,670
The Greenbrier Cos., Inc. (Machinery)	1,667	76,499
The Marcus Corp.* (Entertainment)	1,121	20,021
The ODP Corp.* (Specialty Retail)	2,352	92,387
The Pennant Group, Inc.* (Health Care Providers & Services)	679	15,671
TimkenSteel Corp.* (Metals & Mining)	2,107	34,766
Titan International, Inc.* (Machinery)	2,621	28,726
Tivity Health, Inc.* (Health Care Providers & Services)	1,203	31,807
Tompkins Financial Corp. (Banks)	341	28,501
Tootsie Roll Industries, Inc. (Food Products)	443	16,050
Tredegar Corp. (Chemicals)	1,314	15,531
TreeHouse Foods, Inc.* (Food Products)	2,859	115,875
Trinseo PLC* (Chemicals)	1,990	104,395
TrueBlue, Inc.* (Professional Services)	1,819	50,332
TrustCo Bank Corp. (Thrifts & Mortgage Finance)	985	32,810
Trustmark Corp. (Banks)	3,206	104,067
TTM Technologies, Inc.* (Electronic Equipment, Instruments & Components)	5,349	79,700
Tupperware Brands Corp.* (Household Durables)	2,505	38,301
Two Harbors Investment Corp. (Mortgage Real Estate Investment Trusts)	17,625	101,696
U.S. Ecology, Inc.* (Commercial Services & Supplies)	1,615	51,583
U.S. Physical Therapy, Inc. (Health Care Providers & Services)	364	34,780
U.S. Silica Holdings, Inc.* (Energy Equipment & Services)	3,821	35,917
Unifi, Inc.* (Textiles, Apparel & Luxury Goods)	712	16,483
UniFirst Corp. (Commercial Services & Supplies)	780	164,111
Unisys Corp.* (IT Services)	1,789	36,800
United Community Banks, Inc. (Banks)	1,931	69,400
United Fire Group, Inc. (Insurance)	1,106	25,648
Uniti Group, Inc. (Equity Real Estate Investment Trusts)	5,082	71,199
Unitil Corp. (Multi-Utilities)	819	37,666
Universal Corp. (Tobacco)	1,261	69,254
Universal Electronics, Inc.* (Household Durables)	672	27,384
Universal Health Realty Income Trust (Equity Real Estate Investment Trusts)	303	18,019
Universal Insurance Holdings, Inc. (Insurance)	1,438	24,446
Urstadt Biddle Properties, Inc.—Class A (Equity Real Estate Investment Trusts)	709	15,102
USANA Health Sciences, Inc.* (Personal Products)	198	20,038
Vanda Pharmaceuticals, Inc.* (Biotechnology)	1,028	16,129
Varex Imaging Corp.* (Health Care Equipment & Supplies)	727	22,937
Vera Bradley, Inc.* (Textiles, Apparel & Luxury Goods)	1,307	11,123
Veris Residential, Inc.* (Equity Real Estate Investment Trusts)	4,102	75,395
Veritiv Corp.* (Trading Companies & Distributors)	710	87,025
Viad Corp.* (Commercial Services & Supplies)	495	21,181
Viavi Solutions, Inc.* (Communications Equipment)	4,629	81,563
Wabash National Corp. (Machinery)	2,536	49,503
Warrior Met Coal, Inc. (Metals & Mining)	2,635	67,746
Washington Real Estate Investment Trust (Equity Real Estate Investment Trusts)	2,429	62,790
WD-40 Co. (Household Products)	295	72,169
Westamerica Bancorp (Banks)	1,377	79,494
Whitestone REIT (Equity Real Estate Investment Trusts)	2,365	23,957
Winnebago Industries, Inc. (Automobiles)	841	63,008
WisdomTree Investments, Inc. (Capital Markets)	2,119	12,968
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	2,280	65,686
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	3,237	85,683
WSFS Financial Corp. (Thrifts & Mortgage Finance)	1,879	94,175
WW International, Inc.* (Diversified Consumer Services)	2,728	44,003
Xenia Hotels & Resorts, Inc.* (Equity Real Estate Investment Trusts)	5,853	105,998

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Value :: 287

Common Stocks, continued

	Shares	Value
Xperi Holding Corp. (Software)	2,572	$48,637
Zumiez, Inc.* (Specialty Retail)	1,096	52,597
TOTAL COMMON STOCKS (Cost $21,016,036)		27,229,209

Repurchase Agreements(b) (0.2%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $43,000	$43,000	$43,000
TOTAL REPURCHASE AGREEMENTS (Cost $43,000)		43,000

Collateral for Securities Loaned(c) (0.3%)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares, 0.03%(d)	94,869	$94,869
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $94,869)		94,869
TOTAL INVESTMENT SECURITIES (Cost $21,153,905)—100.9%		27,367,078
Net other assets (liabilities)—(0.9)%		(246,963)
NET ASSETS—100.0%		$27,120,115

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $91,821.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Securities were purchased with cash collateral held from securities on loan at December 31, 2021.
(d)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2021.

See accompanying notes to financial statements.

288 :: ProFund VP Small-Cap Value :: Financial Statements

ProFund VP Small-Cap Value invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Aerospace & Defense	$336,727	1.2%
Air Freight & Logistics	277,112	1.0%
Airlines	295,211	1.1%
Auto Components	312,470	1.2%
Automobiles	63,008	0.2%
Banks	3,178,943	11.8%
Beverages	23,300	0.1%
Biotechnology	259,011	1.0%
Building Products	575,248	2.1%
Capital Markets	90,040	0.3%
Chemicals	901,065	3.3%
Commercial Services & Supplies	921,134	3.5%
Communications Equipment	405,793	1.5%
Construction & Engineering	221,444	0.8%
Consumer Finance	274,901	1.0%
Containers & Packaging	117,868	0.4%
Diversified Consumer Services	250,074	0.9%
Diversified Telecommunication Services	102,546	0.4%
Electrical Equipment	84,009	0.3%
Electronic Equipment, Instruments & Components	1,203,910	4.4%
Energy Equipment & Services	633,625	2.3%
Entertainment	62,239	0.2%
Equity Real Estate Investment Trusts	2,255,751	8.3%
Food & Staples Retailing	254,699	0.9%
Food Products	514,360	1.9%
Gas Utilities	290,494	1.0%
Health Care Equipment & Supplies	805,453	3.0%
Health Care Providers & Services	971,648	3.5%
Health Care Technology	185,083	0.7%
Hotels, Restaurants & Leisure	548,960	2.0%
Household Durables	597,125	2.2%
Household Products	196,906	0.7%
Insurance	997,020	3.8%
Interactive Media & Services	73,851	0.3%
Internet & Direct Marketing Retail	27,104	0.1%
IT Services	126,807	0.5%
Life Sciences Tools & Services	96,901	0.4%
Machinery	1,552,961	5.8%
Media	199,415	0.7%
Metals & Mining	602,851	2.2%
Mortgage Real Estate Investment Trusts	607,153	2.2%
Multiline Retail	75,188	0.3%
Multi-Utilities	191,777	0.7%
Oil, Gas & Consumable Fuels	648,211	2.4%
Paper & Forest Products	233,766	0.9%
Personal Products	147,386	0.5%
Pharmaceuticals	302,317	1.1%
Professional Services	212,809	0.8%
Real Estate Management & Development	245,208	0.9%
Road & Rail	92,659	0.3%
Semiconductors & Semiconductor Equipment	246,505	0.9%
Software	262,284	1.0%
Specialty Retail	1,172,467	4.4%
Textiles, Apparel & Luxury Goods	331,352	1.2%
Thrifts & Mortgage Finance	688,991	2.5%
Tobacco	69,254	0.3%
Trading Companies & Distributors	467,954	1.7%
Water Utilities	179,536	0.7%
Wireless Telecommunication Services	167,325	0.6%
Other**	(109,094)	(0.4)%
Total	$27,120,115	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Value :: 289

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$21,153,905
Securities, at value(a)	27,324,078
Repurchase agreements, at value	43,000
Total Investment Securities, at value	27,367,078
Cash	344
Dividends receivable	38,511
Receivable for capital shares issued	756
Prepaid expenses	2,122
TOTAL ASSETS	27,408,811

LIABILITIES:
Payable for collateral for securities loaned	94,869
Payable for capital shares redeemed	80,551
Payable for investments purchased	35,937
Advisory fees payable	25,633
Management services fees payable	3,418
Administration fees payable	1,629
Administrative services fees payable	12,477
Distribution fees payable	11,786
Transfer agency fees payable	2,750
Fund accounting fees payable	1,040
Compliance services fees payable	119
Other accrued expenses	18,487
TOTAL LIABILITIES	288,696
NET ASSETS	$27,120,115

NET ASSETS CONSIST OF:
Capital	$20,415,421
Total distributable earnings (loss)	6,704,694
NET ASSETS	$27,120,115
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	497,692
Net Asset Value (offering and redemption price per share)	$54.49

(a) Includes securities on loan valued at:	$91,821

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$528,574
Foreign tax withholding	(96)
Net income from securities lending	1,429
TOTAL INVESTMENT INCOME	529,907

EXPENSES:
Advisory fees	238,314
Management services fees	31,775
Administration fees	23,519
Transfer agency fees	19,509
Administrative services fees	86,498
Distribution fees	79,438
Custody fees	5,839
Fund accounting fees	14,806
Trustee fees	478
Compliance services fees	252
Other fees	28,171
Recoupment of prior expenses reduced by the Advisor	9,500
Total Gross Expenses before reductions	538,099
Expenses reduced and reimbursed by the Advisor	(4,275)
TOTAL NET EXPENSES	533,824
NET INVESTMENT INCOME (LOSS)	(3,917)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	4,951,267
Change in net unrealized appreciation/depreciation on investment securities	1,542,762
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	6,494,029
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,490,112

See accompanying notes to financial statements.

290 :: ProFund VP Small-Cap Value :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(3,917)	$32,995
Net realized gains (losses) on investments	4,951,267	(1,687,326)
Change in net unrealized appreciation/depreciation on investments	1,542,762	1,588,065
Change in net assets resulting from operations	6,490,112	(66,266)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(29,211)	(1,810,228)
Change in net assets resulting from distributions	(29,211)	(1,810,228)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	44,566,319	23,838,861
Distributions reinvested	29,211	1,810,228
Value of shares redeemed	(45,725,453)	(23,271,785)
Change in net assets resulting from capital transactions	(1,129,923)	2,377,304
Change in net assets	5,330,978	500,810

NET ASSETS:
Beginning of period	21,789,137	21,288,327
End of period	$27,120,115	$21,789,137

SHARE TRANSACTIONS:
Issued	862,205	629,684
Reinvested	558	52,288
Redeemed	(878,670)	(605,754)
Change in shares	(15,907)	76,218

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Small-Cap Value :: 291

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$42.42	$48.67	$39.71	$50.27	$46.23

Investment Activities:
Net investment income (loss)(a)	(0.01)	0.09	0.03	(0.01)	(0.15)
Net realized and unrealized gains (losses) on investments	12.12	(0.82)	8.93	(6.21)	4.63
Total income (loss) from investment activities	12.11	(0.73)	8.96	(6.22)	4.48

Distributions to Shareholders From:
Net investment income	(0.04)	(0.01)	—	—	(0.01)
Net realized gains on investments	—	(5.51)	—	(4.34)	(0.43)
Total distributions	(0.04)	(5.52)	—	(4.34)	(0.44)

Net Asset Value, End of Period	$54.49	$42.42	$48.67	$39.71	$50.27

Total Return	28.56%	1.06%	22.56%	(14.21)%	9.71%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.78%	1.75%	1.75%	1.73%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.01)%	0.23%	0.07%	(0.01)%	(0.32)%

Supplemental Data:
Net assets, end of period (000's)	$27,120	$21,789	$21,288	$16,346	$24,856
Portfolio turnover rate(b)	147%	192%	147%	141%	91%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

292 :: ProFund VP Technology :: Management Discussion of Fund Performance

ProFund VP Technology (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. TechnologySM Index (the "Index"). For the year ended December 31, 2021, the Fund had a total return of 34.96%. For the same period, the Index had a total return of 37.23%1 and a volatility of 20.55%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the technology sector of the U.S. equity market. Component companies include, among others, those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services.

During the year ended December 31, 2021, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Technology from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Technology	34.96%	30.24%	21.54%
Dow Jones U.S. TechnologySM Index	37.23%	32.39%	23.51%
S&P 500®	28.71%	18.47%	16.55%

Expense Ratios**

Fund	Gross	Net
ProFund VP Technology	1.65%	1.65%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	91%
Swap Agreements	9%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	17.8%
Microsoft Corp.	16.2%
Alphabet, Inc.	10.8%
Meta Platforms, Inc.	5.1%
NVIDIA Corp.	4.7%

Dow Jones U.S. TechnologySM Index – Composition

% of Index
Software & Services	36%
Technology Hardware & Equipment	24%
Semiconductors & Semiconductor Equipment	20%
Media & Entertainment	19%
Retailing	1%
Health Care Equipment & Services	0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Technology :: 293

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (90.9%)

	Shares	Value
ACI Worldwide, Inc.* (Software)	412	$14,296
Adobe, Inc.* (Software)	1,667	945,289
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	4,231	608,841
Akamai Technologies, Inc.* (IT Services)	570	66,713
Allegro MicroSystems, Inc.* (Semiconductors & Semiconductor Equipment)	192	6,947
Alphabet, Inc.*—Class A (Interactive Media & Services)	1,054	3,053,480
Alphabet, Inc.*—Class C (Interactive Media & Services)	980	2,835,718
Alteryx, Inc.* (Software)	208	12,584
Amdocs, Ltd. (IT Services)	444	33,229
Amkor Technology, Inc. (Semiconductors & Semiconductor Equipment)	352	8,726
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	1,883	330,975
Anaplan, Inc.* (Software)	512	23,475
Angi, Inc.* (Interactive Media & Services)	264	2,431
ANSYS, Inc.* (Software)	306	122,743
Appian Corp.* (Software)	138	8,999
Apple, Inc. (Technology Hardware, Storage & Peripherals)	54,586	9,692,837
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	3,163	497,730
AppLovin Corp.*—Class A (Software)	95	8,955
Arista Networks, Inc.* (Communications Equipment)	786	112,988
Asana, Inc.*—Class A (Software)	283	21,098
Aspen Technology, Inc.* (Software)	235	35,767
Autodesk, Inc.* (Software)	770	216,516
Avalara, Inc.* (Software)	304	39,249
Azenta, Inc. (Semiconductors & Semiconductor Equipment)	260	26,809
Bentley Systems, Inc.—Class B (Software)	643	31,076
Bill.com Holdings, Inc.* (Software)	319	79,479
Black Knight, Inc.* (IT Services)	544	45,092
Blackbaud, Inc.* (Software)	144	11,373
Blackline, Inc.* (Software)	187	19,362
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	1,442	959,520
Bumble, Inc.*—Class A (Interactive Media & Services)	254	8,600
Cadence Design Systems, Inc.* (Software)	971	180,946
Cargurus, Inc.* (Interactive Media & Services)	306	10,294
CCC Intelligent Solutions Holdings, Inc.* (Software)	213	2,426
CDK Global, Inc. (Software)	415	17,322
CDW Corp. (Electronic Equipment, Instruments & Components)	475	97,271
Ceridian HCM Holding, Inc.* (Software)	476	49,723
Cerner Corp. (Health Care Technology)	1,030	95,656
Chewy, Inc.*—Class A (Internet & Direct Marketing Retail)	310	18,281
Ciena Corp.* (Communications Equipment)	542	41,718
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	199	18,312
Cisco Systems, Inc. (Communications Equipment)	14,775	936,291
Citrix Systems, Inc. (Software)	437	41,336
Clear Secure, Inc.*—Class A (Software)	47	1,474
Cloudflare, Inc.*—Class A (Software)	959	126,109
Cognizant Technology Solutions Corp.—Class A (IT Services)	1,840	163,245
Confluent, Inc.*—Class A (Software)	214	16,315
Consensus Cloud Solutions, Inc.* (Software)	56	3,241
Coupa Software, Inc.* (Software)	259	40,935
Crowdstrike Holdings, Inc.*—Class A (Software)	721	147,625
Datadog, Inc.*—Class A (Software)	901	160,477
Dell Technologies, Inc.*—Class C (Technology Hardware, Storage & Peripherals)	1,019	57,237
Digital Turbine, Inc.* (Software)	307	18,724
DocuSign, Inc.* (Software)	689	104,942
Dolby Laboratories, Inc.—Class A (Electronic Equipment, Instruments & Components)	228	21,710
DoorDash, Inc.*—Class A (Internet & Direct Marketing Retail)	568	84,575
Dropbox, Inc.* (Software)	989	24,270
Duck Creek Technologies, Inc.* (Software)	264	7,949
DXC Technology Co.* (IT Services)	883	28,424
Dynatrace, Inc.* (Software)	689	41,581
eBay, Inc. (Internet & Direct Marketing Retail)	2,193	145,835
Elastic NV* (Software)	252	31,019
Enphase Energy, Inc.* (Semiconductors & Semiconductor Equipment)	472	86,348
Entegris, Inc. (Semiconductors & Semiconductor Equipment)	475	65,826
EPAM Systems, Inc.* (IT Services)	199	133,022
Etsy, Inc.* (Internet & Direct Marketing Retail)	445	97,428
F5, Inc.* (Communications Equipment)	212	51,879
Fair Isaac Corp.* (Software)	96	41,632
Fastly, Inc.*—Class A (IT Services)	374	13,258
Five9, Inc.* (Software)	239	32,819
Fortinet, Inc.* (Software)	475	170,715
Garmin, Ltd. (Household Durables)	532	72,442
Gartner, Inc.* (IT Services)	288	96,284
GLOBALFOUNDRIES, Inc.* (Semiconductors & Semiconductor Equipment)	187	12,149
GoDaddy, Inc.*—Class A (IT Services)	582	49,389
Guidewire Software, Inc.* (Software)	292	33,151

See accompanying notes to financial statements.

294 :: ProFund VP Technology :: Financial Statements

Common Stocks, continued

	Shares	Value
Hewlett Packard Enterprises Co. (Technology Hardware, Storage & Peripherals)	4,583	$72,274
HP, Inc. (Technology Hardware, Storage & Peripherals)	4,038	152,112
HubSpot, Inc.* (Software)	158	104,146
IAC/InterActive Corp.* (Interactive Media & Services)	294	38,429
Intel Corp. (Semiconductors & Semiconductor Equipment)	14,248	733,772
International Business Machines Corp. (IT Services)	3,142	419,959
Intuit, Inc. (Software)	992	638,074
Juniper Networks, Inc. (Communications Equipment)	1,139	40,674
KLA Corp. (Semiconductors & Semiconductor Equipment)	531	228,388
Kyndryl Holdings, Inc.* (IT Services)	628	11,367
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	493	354,541
Lattice Semiconductor Corp.*(Semiconductors & Semiconductor Equipment)	479	36,912
Liberty Global PLC*—Class A (Media)	620	17,199
Liberty Global PLC*—Class C (Media)	1,164	32,697
Lumen Technologies, Inc. (Diversified Telecommunication Services)	3,229	40,524
Lumentum Holdings, Inc.* (Communications Equipment)	253	26,760
Mandiant, Inc.* (Software)	842	14,769
Manhattan Associates, Inc.* (Software)	221	34,363
Marvell Technology, Inc. (Semiconductors & Semiconductor Equipment)	2,885	252,409
Match Group, Inc.* (Interactive Media & Services)	992	131,192
Matterport, Inc.* (Software)	645	13,313
McAfee Corp.—Class A (Software)	263	6,783
Meta Platforms, Inc.*—Class A (Interactive Media & Services)	8,291	2,788,678
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	1,943	169,158
Micron Technology, Inc. (Semiconductors & Semiconductor Equipment)	3,918	364,962
Microsoft Corp. (Software)	26,303	8,846,225
MicroStrategy, Inc.* (Software)	29	15,790
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	194	33,789
MongoDB, Inc.* (IT Services)	232	122,809
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	152	74,986
Motorola Solutions, Inc. (Communications Equipment)	592	160,846
nCino, Inc.* (Software)	198	10,862
NCR Corp.* (Technology Hardware, Storage & Peripherals)	462	18,572
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	784	72,120
New Relic, Inc.* (Software)	206	22,652
NortonLifelock, Inc. (Software)	2,039	52,973
Nuance Communications, Inc.* (Software)	998	55,209
Nutanix, Inc.*—Class A (Software)	740	23,576
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	8,758	2,575,814
NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	932	212,291
Okta, Inc.* (IT Services)	518	116,120
Omnicell, Inc.* (Health Care Technology)	154	27,788
ON Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	1,508	102,423
Oracle Corp. (Software)	5,649	492,649
Palantir Technologies, Inc.*—Class A (Software)	5,613	102,213
Palo Alto Networks, Inc.* (Software)	344	191,525
Paycom Software, Inc.* (Software)	169	70,167
Paylocity Holding Corp.* (Software)	138	32,590
Pegasystems, Inc. (Software)	143	15,990
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	212	19,693
Procore Technologies, Inc.* (Software)	31	2,479
PTC, Inc.* (Software)	369	44,704
Pure Storage, Inc.*—Class A (Technology Hardware, Storage & Peripherals)	939	30,564
Q2 Holdings, Inc.* (Software)	198	15,729
Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	386	60,367
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	3,923	717,399
Qualtrics International, Inc.*—Class A (Software)	331	11,717
Rapid7, Inc.* (Software)	198	23,303
RingCentral, Inc.*—Class A (Software)	288	53,957
Salesforce.com, Inc.* (Software)	3,430	871,666
Seagate Technology Holdings PLC (Technology Hardware, Storage & Peripherals)	717	81,007
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	225	20,009
SentinelOne, Inc.*—Class A (Software)	145	7,321
ServiceNow, Inc.* (Software)	697	452,430
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	140	28,899
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	578	89,671
Smartsheet, Inc.* (Software)	441	34,155
Snap, Inc.* (Interactive Media & Services)	3,751	176,410
Snowflake, Inc.*—Class A (IT Services)	811	274,726
SolarEdge Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	184	51,625
SolarWinds Corp. (IT Services)	157	2,228
Splunk, Inc.* (Software)	566	65,498
Squarespace, Inc.*—Class A (IT Services)	98	2,891
SS&C Technologies Holdings, Inc. (Software)	775	63,535

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Technology :: 295

Common Stocks, continued

	Shares	Value
SYNNEX Corp. (Electronic Equipment, Instruments & Components)	145	$16,582
Synopsys, Inc.* (Software)	534	196,779
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	572	93,539
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	3,236	609,889
Trade Desk, Inc. (The)* (Software)	1,528	140,026
Twilio, Inc.* (IT Services)	590	155,371
Twitter, Inc.* (Interactive Media & Services)	2,801	121,059
Tyler Technologies, Inc.* (Software)	144	77,465
Ubiquiti, Inc. (Communications Equipment)	22	6,747
UiPath, Inc.*—Class A (Software)	906	39,076
Unity Software, Inc.* (Software)	561	80,217
Universal Display Corp. (Semiconductors & Semiconductor Equipment)	152	25,085
Varonis Systems, Inc.* (Software)	375	18,293
Veeva Systems, Inc.*—Class A (Health Care Technology)	486	124,163
Verint Systems, Inc.* (Software)	229	12,025
VeriSign, Inc.* (IT Services)	338	85,791
Viavi Solutions, Inc.* (Communications Equipment)	834	14,695
Vimeo, Inc.* (Interactive Media & Services)	547	9,824
VMware, Inc.—Class A (Software)	706	81,811
Western Digital Corp.* (Technology Hardware, Storage & Peripherals)	1,092	71,209
Wolfspeed, Inc.* (Semiconductors & Semiconductor Equipment)	407	45,490
Workday, Inc.*—Class A (Software)	670	183,031
Workiva, Inc.* (Software)	159	20,748
Xerox Holdings Corp. (Technology Hardware, Storage & Peripherals)	482	10,912
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	868	184,042
Zendesk, Inc.* (Software)	423	44,115
Ziff Davis, Inc.* (Software)	170	18,846
Zoom Video Communications, Inc.*—Class A (Software)	758	139,404
Zscaler, Inc.* (Software)	277	89,008
TOTAL COMMON STOCKS (Cost $6,565,944)		49,663,161

Repurchase Agreements(a) (2.7%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $1,451,000	$1,451,000	$1,451,000
TOTAL REPURCHASE AGREEMENTS (Cost $1,451,000)		1,451,000
TOTAL INVESTMENT SECURITIES (Cost $8,016,944)—93.6%		51,114,161
Net other assets (liabilities)—6.4%		3,473,245
NET ASSETS—100.0%		$54,587,406

*	Non-income producing security.
(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Technology Index	Goldman Sachs International	1/24/22	0.68%	$4,892,327	$(12,722)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Technology invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Communications Equipment	$1,392,598	2.6%
Diversified Telecommunication Services	40,524	0.1%
Electronic Equipment, Instruments & Components	135,563	0.2%
Health Care Technology	247,607	0.5%
Household Durables	72,442	0.1%
Interactive Media & Services	9,176,115	16.7%
Internet & Direct Marketing Retail	346,119	0.7%
IT Services	1,819,918	3.3%
Media	49,896	0.1%
Semiconductors & Semiconductor Equipment	9,707,336	17.8%
Software	16,416,199	30.0%
Technology Hardware, Storage & Peripherals	10,258,844	18.8%
Other**	4,924,245	9.1%
Total	$54,587,406	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

296 :: ProFund VP Technology :: Financial Statements

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$8,016,944
Securities, at value	49,663,161
Repurchase agreements, at value	1,451,000
Total Investment Securities, at value	51,114,161
Cash	233
Segregated cash balances for swap agreements with custodian	120,000
Dividends receivable	5,389
Receivable for capital shares issued	640
Receivable for investments sold	3,595,666
Prepaid expenses	697
TOTAL ASSETS	54,836,786

LIABILITIES:
Payable for capital shares redeemed	116,762
Unrealized depreciation on swap agreements	12,722
Advisory fees payable	34,980
Management services fees payable	4,664
Administration fees payable	3,301
Administrative services fees payable	17,332
Distribution fees payable	27,934
Transfer agency fees payable	5,358
Fund accounting fees payable	1,872
Compliance services fees payable	236
Other accrued expenses	24,219
TOTAL LIABILITIES	249,380
NET ASSETS	$54,587,406

NET ASSETS CONSIST OF:
Capital	$6,925,064
Total distributable earnings (loss)	47,662,342
NET ASSETS	$54,587,406
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	587,591
Net Asset Value (offering and redemption price per share)	$92.90

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$320,312
Interest	9
Foreign tax withholding	(350)
Net income from securities lending	330
TOTAL INVESTMENT INCOME	320,301

EXPENSES:
Advisory fees	366,882
Management services fees	48,917
Administration fees	36,071
Transfer agency fees	29,509
Administrative services fees	93,561
Distribution fees	122,294
Custody fees	7,254
Fund accounting fees	20,325
Trustee fees	825
Compliance services fees	314
Other fees	47,024
TOTAL NET EXPENSES	772,976
NET INVESTMENT INCOME (LOSS)	(452,675)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	6,616,702
Net realized gains (losses) on swap agreements	316,095
Change in net unrealized appreciation/depreciation on investment securities	8,145,785
Change in net unrealized appreciation/depreciation on swap agreements	(17,709)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	15,060,873
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$14,608,198

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Technology :: 297

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(452,675)	$(251,380)
Net realized gains (losses) on investments	6,932,797	3,769,847
Change in net unrealized appreciation/depreciation on investments	8,128,076	10,413,451
Change in net assets resulting from operations	14,608,198	13,931,918

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(3,594,551)	(4,191,983)
Change in net assets resulting from distributions	(3,594,551)	(4,191,983)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	82,428,746	69,129,678
Distributions reinvested	3,594,551	4,191,983
Value of shares redeemed	(87,710,917)	(71,750,735)
Change in net assets resulting from capital transactions	(1,687,620)	1,570,926
Change in net assets	9,326,027	11,310,861

NET ASSETS:
Beginning of period	45,261,379	33,950,518
End of period	$54,587,406	$45,261,379

SHARE TRANSACTIONS:
Issued	990,708	1,111,457
Reinvested	51,139	56,941
Redeemed	(1,054,956)	(1,164,676)
Change in shares	(13,109)	3,722

See accompanying notes to financial statements.

298 :: ProFund VP Technology :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$75.35	$56.87	$40.10	$42.06	$31.12

Investment Activities:
Net investment income (loss)(a)	(0.76)	(0.43)	(0.20)	(0.12)	(0.09)
Net realized and unrealized gains (losses) on investments	24.96	25.75	18.09	(0.66)	11.05
Total income (loss) from investment activities	24.20	25.32	17.89	(0.78)	10.96

Distributions to Shareholders From:
Net investment income	—	—	—	—	(0.02)
Net realized gains on investments	(6.65)	(6.84)	(1.12)	(1.18)	—
Total distributions	(6.65)	(6.84)	(1.12)	(1.18)	(0.02)

Net Asset Value, End of Period	$92.90	$75.35	$56.87	$40.10	$42.06

Total Return	34.96%	44.80%	45.11%	(2.25)%	35.18%

Ratios to Average Net Assets:
Gross expenses	1.58%	1.65%	1.62%	1.58%	1.56%
Net expenses	1.58%	1.65%	1.62%	1.58%	1.56%
Net investment income (loss)	(0.92)%	(0.66)%	(0.41)%	(0.27)%	(0.25)%

Supplemental Data:
Net assets, end of period (000's)	$54,587	$45,261	$33,951	$26,279	$33,731
Portfolio turnover rate(b)	163%	187%	75%	58%	86%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Telecommunications :: 299

ProFund VP Telecommunications (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Select TelecommunicationsSM Index (the "Index"). For the year ended December 31, 2021, the Fund had a total return of 18.41%. For the same period, the Index had a total return of 20.42%1 and a volatility of 12.99%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the telecommunications sector of the U.S. equity market. Component companies include, among others, regional and long-distance carriers; cellular, satellite and paging service providers; producers of equipment including satellites, mobile telephones, fiber optics, switching devices, teleconferencing equipment and connectivity devices for computers.

During the year ended December 31, 2021, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Telecommunications from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Telecommunications	18.41%	3.10%	6.57%
Dow Jones U.S. Select TelecommunicationsSM Index	20.42%	3.43%	8.25%
S&P 500®	28.71%	18.47%	16.55%

Expense Ratios**

Fund	Gross	Net
ProFund VP Telecommunications	1.77%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	98%
Swap Agreements	1%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Cisco Systems, Inc.	23.1%
Verizon Communications, Inc.	21.4%
Arista Networks, Inc.	4.8%
Motorola Solutions, Inc.	4.5%
AT&T, Inc.	4.4%

Dow Jones U.S. Select TelecommunicationsSM
Index – Composition

% of Index
Communications Equipment	52%
Diversified Telecommunication Services	39%
Wireless Telecommunication Services	5%
Household Durables	4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

300 :: ProFund VP Telecommunications :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (98.1%)

	Shares	Value
ADTRAN, Inc. (Communications Equipment)	975	$22,259
Anterix, Inc.* (Diversified Telecommunication Services)	367	21,565
Arista Networks, Inc.* (Communications Equipment)	2,467	354,631
AT&T, Inc. (Diversified Telecommunication Services)	13,359	328,631
ATN International, Inc. (Diversified Telecommunication Services)	217	8,669
Ciena Corp.* (Communications Equipment)	3,106	239,069
Cisco Systems, Inc. (Communications Equipment)	27,141	1,719,925
CommScope Holding Co., Inc.* (Communications Equipment)	4,098	45,242
Comtech Telecommunications Corp. (Communications Equipment)	528	12,508
Consolidated Communications Holdings, Inc.* (Diversified Telecommunication Services)	1,442	10,786
EchoStar Corp.*—Class A (Communications Equipment)	780	20,553
Extreme Networks, Inc.* (Communications Equipment)	2,602	40,851
F5, Inc.* (Communications Equipment)	1,210	296,099
Frontier Communications Parent, Inc.* (Diversified Telecommunication Services)	4,165	122,826
Garmin, Ltd. (Household Durables)	2,227	303,251
Globalstar, Inc.* (Diversified Telecommunication Services)	13,300	15,428
Harmonic, Inc.* (Communications Equipment)	2,054	24,155
IDT Corp.*—Class B (Diversified Telecommunication Services)	349	15,412
Inseego Corp.* (Communications Equipment)	1,579	9,206
Iridium Communications, Inc.* (Diversified Telecommunication Services)	2,652	109,501
Juniper Networks, Inc. (Communications Equipment)	6,520	232,829
Liberty Global PLC*—Class A (Media)	3,545	98,338
Liberty Global PLC*—Class C (Media)	6,658	187,023
Liberty Latin America, Ltd.*—Class A (Media)	818	9,538
Liberty Latin America, Ltd.*—Class C (Media)	3,117	35,534
Lumen Technologies, Inc. (Diversified Telecommunication Services)	18,475	231,861
Lumentum Holdings, Inc.* (Communications Equipment)	1,450	153,367
Motorola Solutions, Inc. (Communications Equipment)	1,220	331,474
NETGEAR, Inc.* (Communications Equipment)	586	17,117
NetScout Systems, Inc.* (Communications Equipment)	1,481	48,991
Plantronics, Inc.* (Communications Equipment)	857	25,144
Radius Global Infrastructure, Inc.*—Class A (Diversified Telecommunication Services)	1,168	18,805
Ribbon Communications, Inc.* (Communications Equipment)	2,413	14,599
Shenandoah Telecommunications Co. (Wireless Telecommunication Services)	1,003	25,577
Telephone and Data Systems, Inc. (Wireless Telecommunication Services)	1,980	39,897
T-Mobile US, Inc.* (Wireless Telecommunication Services)	2,697	312,798
U.S. Cellular Corp.* (Wireless Telecommunication Services)	298	9,393
Ubiquiti, Inc. (Communications Equipment)	126	38,644
Verizon Communications, Inc. (Diversified Telecommunication Services)	30,657	1,592,938
ViaSat, Inc.* (Communications Equipment)	1,474	65,652
Viavi Solutions, Inc.* (Communications Equipment)	4,764	83,942
TOTAL COMMON STOCKS (Cost $5,006,675)		7,294,028

Repurchase Agreements(a) (2.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $159,000	$159,000	$159,000
TOTAL REPURCHASE AGREEMENTS (Cost $159,000)		159,000
TOTAL INVESTMENT SECURITIES (Cost $5,165,675)—100.2%		7,453,028
Net other assets (liabilities)—(0.2)%		(15,463)
NET ASSETS—100.0%		$7,437,565

*	Non-income producing security.
(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Select Telecommunications Index	Goldman Sachs International	1/24/22	0.68%	$86,564	$372

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Telecommunications :: 301

ProFund VP Telecommunications invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Communications Equipment	$3,796,257	51.0%
Diversified Telecommunication Services	2,476,422	33.4%
Household Durables	303,251	4.1%
Media	330,433	4.4%
Wireless Telecommunication Services	387,665	5.2%
Other**	143,537	1.9%
Total	$7,437,565	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

302 :: ProFund VP Telecommunications :: Financial Statements

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$5,165,675
Securities, at value	7,294,028
Repurchase agreements, at value	159,000
Total Investment Securities, at value	7,453,028
Cash	262
Dividends receivable	944
Unrealized appreciation on swap agreements	372
Receivable for capital shares issued	709
Prepaid expenses	95
TOTAL ASSETS	7,455,410

LIABILITIES:
Payable for capital shares redeemed	2,724
Advisory fees payable	4,346
Management services fees payable	579
Administration fees payable	394
Administrative services fees payable	2,807
Distribution fees payable	2,593
Transfer agency fees payable	639
Fund accounting fees payable	230
Compliance services fees payable	30
Other accrued expenses	3,503
TOTAL LIABILITIES	17,845
NET ASSETS	$7,437,565

NET ASSETS CONSIST OF:
Capital	$6,653,447
Total distributable earnings (loss)	784,118
NET ASSETS	$7,437,565
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	196,922
Net Asset Value (offering and redemption price per share)	$37.77

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$219,638
Interest	1
Net income from securities lending	42
TOTAL INVESTMENT INCOME	219,681

EXPENSES:
Advisory fees	51,871
Management services fees	6,916
Administration fees	5,221
Transfer agency fees	4,227
Administrative services fees	20,443
Distribution fees	17,290
Custody fees	1,172
Fund accounting fees	2,990
Trustee fees	116
Compliance services fees	43
Other fees	6,706
Recoupment of prior expenses reduced by the Advisor	200
Total Gross Expenses before reductions	117,195
Expenses reduced and reimbursed by the Advisor	(1,006)
TOTAL NET EXPENSES	116,189
NET INVESTMENT INCOME (LOSS)	103,492

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	369,223
Net realized gains (losses) on swap agreements	15,124
Change in net unrealized appreciation/depreciation on investment securities	642,990
Change in net unrealized appreciation/depreciation on swap agreements	349
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	1,027,686
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,131,178

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Telecommunications :: 303

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$103,492	$81,611
Net realized gains (losses) on investments	384,347	(269,701)
Change in net unrealized appreciation/depreciation on investments	643,339	308,313
Change in net assets resulting from operations	1,131,178	120,223

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(81,611)	(61,265)
Change in net assets resulting from distributions	(81,611)	(61,265)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	7,468,687	7,913,416
Distributions reinvested	81,611	61,265
Value of shares redeemed	(7,788,325)	(7,574,704)
Change in net assets resulting from capital transactions	(238,027)	399,977
Change in net assets	811,540	458,935

NET ASSETS:
Beginning of period	6,626,025	6,167,090
End of period	$7,437,565	$6,626,025

SHARE TRANSACTIONS:
Issued	210,825	268,260
Reinvested	2,336	1,967
Redeemed	(221,721)	(260,333)
Change in shares	(8,560)	9,894

See accompanying notes to financial statements.

304 :: ProFund VP Telecommunications :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$32.25	$31.53	$28.42	$35.52	$40.78

Investment Activities:
Net investment income (loss)(a)	0.53	0.41	0.28	0.94	1.29
Net realized and unrealized gains (losses) on investments	5.38	0.57	3.87	(6.22)	(2.27)
Total income (loss) from investment activities	5.91	0.98	4.15	(5.28)	(0.98)

Distributions to Shareholders From:
Net investment income	(0.39)	(0.26)	(1.04)	(1.82)	(1.92)
Net realized gains on investments	—	—	—	—	(2.36)
Total distributions	(0.39)	(0.26)	(1.04)	(1.82)	(4.28)

Net Asset Value, End of Period	$37.77	$32.25	$31.53	$28.42	$35.52

Total Return	18.41%	3.15%	14.77%	(15.10)%	(2.12)%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.77%	1.76%	1.76%	1.72%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	1.50%	1.36%	0.89%	2.96%	3.43%

Supplemental Data:
Net assets, end of period (000's)	$7,438	$6,626	$6,167	$5,272	$9,372
Portfolio turnover rate(b)	105%	107%	165%	328%	388%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP UltraBull :: 305

ProFund VP UltraBull (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the S&P 500® (the "Index") for a single day, not for any other period. A "single day" is measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund's stated multiple (2x) times the return of the Fund's Index for the same period. For periods longer than a single day, the Fund will lose money if the Index's performance is flat, and it is possible that the Fund will lose money even if the level of the index rises. For the year ended December 31, 2021, the Fund had a total return of 58.14%. For the same period, the Index had a total return of 28.71%1 and a volatility of 13.10%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors criteria such as liquidity, price, market capitalization, and financial viability. Reconstitution occurs both on a quarterly and an ongoing basis.

During the year ended December 31, 2021, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraBull from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP UltraBull	58.14%	29.32%	27.24%
S&P 500®	28.71%	18.47%	16.55%

Expense Ratios**

Fund	Gross	Net
ProFund VP UltraBull	1.69%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	79%
Futures Contracts	10%
Swap Agreements	116%
Total Exposure	205%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	5.4%
Microsoft Corp.	4.9%
Alphabet, Inc.	3.3%
Amazon.com, Inc.	2.8%
Tesla, Inc.	1.7%

S&P 500® Index – Composition

% of Index
Information Technology	28%
Health Care	13%
Consumer Discretionary	13%
Financials	11%
Communication Services	10%
Industrials	8%
Consumer Staples	6%
Real Estate	3%
Energy	3%
Materials	3%
Utilities	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

306 :: ProFund VP UltraBull :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (79.1%)

	Shares	Value
3M Co. (Industrial Conglomerates)	223	$39,611
A.O. Smith Corp. (Building Products)	52	4,464
Abbott Laboratories (Health Care Equipment & Supplies)	686	96,549
AbbVie, Inc. (Biotechnology)	685	92,750
ABIOMED, Inc.* (Health Care Equipment & Supplies)	18	6,465
Accenture PLC—Class A (IT Services)	245	101,564
Activision Blizzard, Inc. (Entertainment)	302	20,092
Adobe, Inc.* (Software)	184	104,340
Advance Auto Parts, Inc. (Specialty Retail)	24	5,757
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	468	67,345
Aflac, Inc. (Insurance)	236	13,780
Agilent Technologies, Inc. (Life Sciences Tools & Services)	117	18,679
Air Products & Chemicals, Inc. (Chemicals)	86	26,166
Akamai Technologies, Inc.* (IT Services)	63	7,374
Alaska Air Group, Inc.* (Airlines)	49	2,553
Albemarle Corp. (Chemicals)	45	10,520
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)	55	12,263
Align Technology, Inc.* (Health Care Equipment & Supplies)	28	18,401
Allegion PLC (Building Products)	35	4,635
Alliant Energy Corp. (Electric Utilities)	97	5,963
Alphabet, Inc.*—Class A (Interactive Media & Services)	117	338,953
Alphabet, Inc.*—Class C (Interactive Media & Services)	108	312,508
Altria Group, Inc. (Tobacco)	712	33,742
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	169	563,504
Amcor PLC (Containers & Packaging)	594	7,134
Ameren Corp. (Multi-Utilities)	100	8,901
American Airlines Group, Inc.* (Airlines)	251	4,508
American Electric Power Co., Inc. (Electric Utilities)	195	17,349
American Express Co. (Consumer Finance)	243	39,754
American International Group, Inc. (Insurance)	322	18,309
American Tower Corp. (Equity Real Estate Investment Trusts)	177	51,772
American Water Works Co., Inc. (Water Utilities)	70	13,220
Ameriprise Financial, Inc. (Capital Markets)	43	12,971
AmerisourceBergen Corp. (Health Care Providers & Services)	58	7,708
AMETEK, Inc. (Electrical Equipment)	90	13,234
Amgen, Inc. (Biotechnology)	218	49,044
Amphenol Corp.—Class A (Electronic Equipment, Instruments & Components)	232	20,291
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	208	36,560
ANSYS, Inc.* (Software)	34	13,638
Anthem, Inc. (Health Care Providers & Services)	94	43,573
Aon PLC (Insurance)	85	25,548
APA Corp. (Oil, Gas & Consumable Fuels)	141	3,791
Apple, Inc. (Technology Hardware, Storage & Peripherals)	6,042	1,072,879
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	350	55,076
Aptiv PLC* (Auto Components)	105	17,319
Archer-Daniels-Midland Co. (Food Products)	217	14,667
Arista Networks, Inc.* (Communications Equipment)	87	12,506
Arthur J. Gallagher & Co. (Insurance)	80	13,574
Assurant, Inc. (Insurance)	22	3,429
AT&T, Inc. (Diversified Telecommunication Services)	2,769	68,117
Atmos Energy Corp. (Gas Utilities)	51	5,343
Autodesk, Inc.* (Software)	85	23,901
Automatic Data Processing, Inc. (IT Services)	163	40,193
AutoZone, Inc.* (Specialty Retail)	8	16,771
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	54	13,640
Avery Dennison Corp. (Containers & Packaging)	32	6,930
Baker Hughes Co.—Class A (Energy Equipment & Services)	339	8,156
Ball Corp. (Containers & Packaging)	126	12,130
Bank of America Corp. (Banks)	2,792	124,216
Bath & Body Works, Inc. (Specialty Retail)	102	7,119
Baxter International, Inc. (Health Care Equipment & Supplies)	194	16,653
Becton, Dickinson & Co. (Health Care Equipment & Supplies)	111	27,914
Berkshire Hathaway, Inc.*—Class B (Diversified Financial Services)	710	212,290
Best Buy Co., Inc. (Specialty Retail)	86	8,738
Biogen, Inc.* (Biotechnology)	57	13,675
Bio-Rad Laboratories, Inc.*—Class A (Life Sciences Tools & Services)	8	6,045
Bio-Techne Corp. (Life Sciences Tools & Services)	15	7,760
BlackRock, Inc.—Class A (Capital Markets)	55	50,356
Booking Holdings, Inc.* (Hotels, Restaurants & Leisure)	16	38,388
BorgWarner, Inc. (Auto Components)	93	4,192
Boston Properties, Inc. (Equity Real Estate Investment Trusts)	55	6,335
Boston Scientific Corp.* (Health Care Equipment & Supplies)	552	23,449
Bristol-Myers Squibb Co. (Pharmaceuticals)	861	53,683
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	160	106,466
Broadridge Financial Solutions, Inc. (IT Services)	45	8,227
Brown & Brown, Inc. (Insurance)	91	6,395

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraBull :: 307

Common Stocks, continued

	Shares	Value
Brown-Forman Corp.—Class B (Beverages)	71	$5,173
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	50	5,382
Cadence Design Systems, Inc.* (Software)	107	19,939
Caesars Entertainment, Inc.* (Hotels, Restaurants & Leisure)	83	7,763
Campbell Soup Co. (Food Products)	78	3,390
Capital One Financial Corp. (Consumer Finance)	165	23,940
Cardinal Health, Inc. (Health Care Providers & Services)	109	5,612
CarMax, Inc.* (Specialty Retail)	63	8,204
Carnival Corp.*—Class A (Hotels, Restaurants & Leisure)	312	6,277
Carrier Global Corp. (Building Products)	336	18,225
Catalent, Inc.* (Pharmaceuticals)	66	8,450
Caterpillar, Inc. (Machinery)	210	43,415
Cboe Global Markets, Inc. (Capital Markets)	41	5,346
CBRE Group, Inc.*—Class A (Real Estate Management & Development)	130	14,106
CDW Corp. (Electronic Equipment, Instruments & Components)	53	10,853
Celanese Corp. (Chemicals)	42	7,059
Centene Corp.* (Health Care Providers & Services)	226	18,622
CenterPoint Energy, Inc. (Multi-Utilities)	244	6,810
Ceridian HCM Holding, Inc.* (Software)	53	5,536
Cerner Corp. (Health Care Technology)	114	10,587
CF Industries Holdings, Inc. (Chemicals)	83	5,875
Charles River Laboratories International, Inc.* (Life Sciences Tools & Services)	20	7,536
Charter Communications, Inc.*—Class A (Media)	48	31,295
Chevron Corp. (Oil, Gas & Consumable Fuels)	748	87,779
Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	11	19,231
Chubb, Ltd. (Insurance)	167	32,282
Church & Dwight Co., Inc. (Household Products)	95	9,738
Cigna Corp. (Health Care Providers & Services)	128	29,393
Cincinnati Financial Corp. (Insurance)	58	6,608
Cintas Corp. (Commercial Services & Supplies)	34	15,068
Cisco Systems, Inc. (Communications Equipment)	1,635	103,610
Citigroup, Inc. (Banks)	769	46,440
Citizens Financial Group, Inc. (Banks)	165	7,796
Citrix Systems, Inc. (Software)	48	4,540
CME Group, Inc. (Capital Markets)	139	31,756
CMS Energy Corp. (Multi-Utilities)	112	7,286
Cognizant Technology Solutions Corp.—Class A (IT Services)	204	18,099
Colgate-Palmolive Co. (Household Products)	327	27,906
Comcast Corp.—Class A (Media)	1,768	88,982
Comerica, Inc. (Banks)	51	4,437
Conagra Brands, Inc. (Food Products)	186	6,352
ConocoPhillips (Oil, Gas & Consumable Fuels)	511	36,884
Consolidated Edison, Inc. (Multi-Utilities)	137	11,689
Constellation Brands, Inc.—Class A (Beverages)	64	16,062
Copart, Inc.* (Commercial Services & Supplies)	83	12,584
Corning, Inc. (Electronic Equipment, Instruments & Components)	298	11,095
Corteva, Inc. (Chemicals)	283	13,380
Costco Wholesale Corp. (Food & Staples Retailing)	171	97,078
Coterra Energy, Inc. (Oil, Gas & Consumable Fuels)	315	5,985
Crown Castle International Corp. (Equity Real Estate Investment Trusts)	168	35,068
CSX Corp. (Road & Rail)	860	32,336
Cummins, Inc. (Machinery)	55	11,998
CVS Health Corp. (Health Care Providers & Services)	512	52,818
Danaher Corp. (Health Care Equipment & Supplies)	247	81,265
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	50	7,532
DaVita, Inc.* (Health Care Providers & Services)	25	2,844
Deere & Co. (Machinery)	109	37,375
Delta Air Lines, Inc.* (Airlines)	248	9,692
DENTSPLY SIRONA, Inc. (Health Care Equipment & Supplies)	85	4,742
Devon Energy Corp. (Oil, Gas & Consumable Fuels)	244	10,748
DexCom, Inc.* (Health Care Equipment & Supplies)	38	20,404
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	66	7,118
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)	110	19,456
Discover Financial Services (Consumer Finance)	114	13,174
Discovery, Inc.*(a) (Media)	66	1,554
Discovery, Inc.*—Class C (Media)	118	2,702
DISH Network Corp.*—Class A (Media)	97	3,147
Dollar General Corp. (Multiline Retail)	90	21,225
Dollar Tree, Inc.* (Multiline Retail)	87	12,225
Dominion Energy, Inc. (Multi-Utilities)	314	24,667
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)	14	7,901
Dover Corp. (Machinery)	56	10,170
Dow, Inc. (Chemicals)	287	16,279
DR Horton, Inc. (Household Durables)	126	13,664
DTE Energy Co. (Multi-Utilities)	75	8,966
Duke Energy Corp. (Electric Utilities)	298	31,261
Duke Realty Corp. (Equity Real Estate Investment Trusts)	148	9,715
DuPont de Nemours, Inc. (Chemicals)	201	16,237
DXC Technology Co.* (IT Services)	98	3,155
Eastman Chemical Co. (Chemicals)	52	6,287
Eaton Corp. PLC (Electrical Equipment)	155	26,787
eBay, Inc. (Internet & Direct Marketing Retail)	243	16,160

See accompanying notes to financial statements.

308 :: ProFund VP UltraBull :: Financial Statements

Common Stocks, continued

	Shares		Value
Ecolab, Inc. (Chemicals)	97		$22,755
Edison International (Electric Utilities)	147		10,033
Edwards Lifesciences Corp.* (Health Care Equipment & Supplies)	242		31,351
Electronic Arts, Inc. (Entertainment)	110		14,509
Eli Lilly & Co. (Pharmaceuticals)	308		85,076
Emerson Electric Co. (Electrical Equipment)	232		21,569
Enphase Energy, Inc.* (Semiconductors & Semiconductor Equipment)	52		9,513
Entergy Corp. (Electric Utilities)	78		8,787
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	227		20,164
EPAM Systems, Inc.* (IT Services)	22		14,706
Equifax, Inc. (Professional Services)	47		13,761
Equinix, Inc. (Equity Real Estate Investment Trusts)	35		29,604
Equity Residential (Equity Real Estate Investment Trusts)	132		11,946
Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	25		8,806
Etsy, Inc.* (Internet & Direct Marketing Retail)	49		10,728
Everest Re Group, Ltd. (Insurance)	15		4,109
Evergy, Inc. (Electric Utilities)	89		6,106
Eversource Energy (Electric Utilities)	133		12,100
Exelon Corp. (Electric Utilities)	379		21,891
Expedia Group, Inc.* (Hotels, Restaurants & Leisure)	57		10,301
Expeditors International of Washington, Inc. (Air Freight & Logistics)	66		8,863
Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)	52		11,790
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1,641		100,414
F5, Inc.* (Communications Equipment)	23		5,628
FactSet Research Systems, Inc. (Capital Markets)	15		7,290
Fastenal Co. (Trading Companies & Distributors)	223		14,286
Federal Realty Investment Trust (Equity Real Estate Investment Trusts)	27		3,681
FedEx Corp. (Air Freight & Logistics)	95		24,571
Fidelity National Information Services, Inc. (IT Services)	236		25,759
Fifth Third Bancorp (Banks)	265		11,541
First Horizon Corp. (Banks)	—	(b)	5
First Republic Bank (Banks)	69		14,249
FirstEnergy Corp. (Electric Utilities)	211		8,775
Fiserv, Inc.* (IT Services)	230		23,872
FleetCor Technologies, Inc.* (IT Services)	31		6,939
FMC Corp. (Chemicals)	49		5,385
Ford Motor Co. (Automobiles)	1,522		31,612
Fortinet, Inc.* (Software)	53		19,048
Fortive Corp. (Machinery)	139		10,604
Fortune Brands Home & Security, Inc. (Building Products)	53		5,666
Fox Corp.—Class A (Media)	124		4,576
Fox Corp.—Class B (Media)	57		1,953
Franklin Resources, Inc. (Capital Markets)	109		3,650
Freeport-McMoRan, Inc. (Metals & Mining)	569		23,744
Garmin, Ltd. (Household Durables)	59		8,034
Gartner, Inc.* (IT Services)	32		10,698
Generac Holdings, Inc.* (Electrical Equipment)	24		8,446
General Dynamics Corp. (Aerospace & Defense)	90		18,762
General Electric Co. (Industrial Conglomerates)	426		40,244
General Mills, Inc. (Food Products)	235		15,834
General Motors Co.* (Automobiles)	563		33,009
Genuine Parts Co. (Distributors)	55		7,711
Gilead Sciences, Inc. (Biotechnology)	486		35,289
Global Payments, Inc. (IT Services)	112		15,140
Globe Life, Inc. (Insurance)	36		3,374
Halliburton Co. (Energy Equipment & Services)	347		7,936
Hartford Financial Services Group, Inc. (Insurance)	132		9,113
Hasbro, Inc. (Leisure Products)	50		5,089
HCA Healthcare, Inc. (Health Care Providers & Services)	93		23,894
Healthpeak Properties, Inc. (Equity Real Estate Investment Trusts)	209		7,543
Henry Schein, Inc.* (Health Care Providers & Services)	54		4,187
Hess Corp. (Oil, Gas & Consumable Fuels)	107		7,921
Hewlett Packard Enterprises Co. (Technology Hardware, Storage & Peripherals)	507		7,995
Hilton Worldwide Holdings, Inc.* (Hotels, Restaurants & Leisure)	108		16,847
Hologic, Inc.* (Health Care Equipment & Supplies)	98		7,503
Honeywell International, Inc. (Industrial Conglomerates)	267		55,673
Hormel Foods Corp. (Food Products)	109		5,320
Host Hotels & Resorts, Inc.* (Equity Real Estate Investment Trusts)	277		4,817
Howmet Aerospace, Inc. (Aerospace & Defense)	149		4,743
HP, Inc. (Technology Hardware, Storage & Peripherals)	447		16,839
Humana, Inc. (Health Care Providers & Services)	50		23,193
Huntington Bancshares, Inc. (Banks)	561		8,651
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	16		2,988
IDEX Corp. (Machinery)	29		6,853
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	33		21,729
IHS Markit, Ltd. (Professional Services)	155		20,603
Illinois Tool Works, Inc. (Machinery)	111		27,395
Illumina, Inc.* (Life Sciences Tools & Services)	61		23,207
Incyte Corp.* (Biotechnology)	73		5,358
Ingersoll Rand, Inc. (Machinery)	158		9,775
Intel Corp. (Semiconductors & Semiconductor Equipment)	1,577		81,216

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraBull :: 309

Common Stocks, continued

	Shares	Value
Intercontinental Exchange, Inc. (Capital Markets)	218	$29,816
International Business Machines Corp. (IT Services)	348	46,514
International Flavors & Fragrances, Inc. (Chemicals)	99	14,914
International Paper Co. (Containers & Packaging)	150	7,047
Intuit, Inc. (Software)	110	70,754
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	138	49,583
Invesco, Ltd. (Capital Markets)	132	3,039
IPG Photonics Corp.* (Electronic Equipment, Instruments & Components)	14	2,410
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	74	20,878
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	112	5,861
J.B. Hunt Transport Services, Inc. (Road & Rail)	33	6,745
Jack Henry & Associates, Inc. (IT Services)	29	4,843
Jacobs Engineering Group, Inc. (Professional Services)	51	7,101
Johnson & Johnson (Pharmaceuticals)	1,021	174,662
Johnson Controls International PLC (Building Products)	275	22,360
JPMorgan Chase & Co. (Banks)	1,145	181,311
Juniper Networks, Inc. (Communications Equipment)	126	4,499
Kellogg Co. (Food Products)	99	6,378
KeyCorp (Banks)	361	8,350
Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	71	14,662
Kimberly-Clark Corp. (Household Products)	131	18,723
Kimco Realty Corp. (Equity Real Estate Investment Trusts)	239	5,891
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	756	11,990
KLA Corp. (Semiconductors & Semiconductor Equipment)	59	25,376
L3Harris Technologies, Inc. (Aerospace & Defense)	76	16,206
Laboratory Corp. of America Holdings* (Health Care Providers & Services)	37	11,626
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	55	39,553
Lamb Weston Holding, Inc. (Food Products)	57	3,613
Las Vegas Sands Corp.* (Hotels, Restaurants & Leisure)	133	5,006
Leidos Holdings, Inc. (Professional Services)	54	4,801
Lennar Corp.—Class A (Household Durables)	105	12,197
Lincoln National Corp. (Insurance)	66	4,505
Linde PLC (Chemicals)	199	68,940
Live Nation Entertainment, Inc.* (Entertainment)	52	6,224
LKQ Corp. (Distributors)	104	6,243
Lockheed Martin Corp. (Aerospace & Defense)	95	33,764
Loews Corp. (Insurance)	78	4,505
Lowe's Cos., Inc. (Specialty Retail)	268	69,273
Lumen Technologies, Inc. (Diversified Telecommunication Services)	357	4,480
LyondellBasell Industries N.V.—Class A (Chemicals)	102	9,407
M&T Bank Corp. (Banks)	50	7,679
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	302	4,959
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	239	15,294
MarketAxess Holdings, Inc. (Capital Markets)	15	6,169
Marriott International, Inc.*—Class A (Hotels, Restaurants & Leisure)	106	17,558
Marsh & McLennan Cos., Inc. (Insurance)	196	34,068
Martin Marietta Materials, Inc. (Construction Materials)	24	10,572
Masco Corp. (Building Products)	95	6,671
Mastercard, Inc.—Class A (IT Services)	336	120,731
Match Group, Inc.* (Interactive Media & Services)	110	14,548
McCormick & Co., Inc. (Food Products)	97	9,371
McDonald's Corp. (Hotels, Restaurants & Leisure)	290	77,740
McKesson Corp. (Health Care Providers & Services)	59	14,666
Medtronic PLC (Health Care Equipment & Supplies)	522	54,001
Merck & Co., Inc. (Pharmaceuticals)	979	75,031
Meta Platforms, Inc.*—Class A (Interactive Media & Services)	918	308,769
MetLife, Inc. (Insurance)	277	17,310
Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	9	15,275
MGM Resorts International (Hotels, Restaurants & Leisure)	151	6,777
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	215	18,718
Micron Technology, Inc. (Semiconductors & Semiconductor Equipment)	434	40,427
Microsoft Corp. (Software)	2,911	979,029
Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)	45	10,325
Moderna, Inc.* (Biotechnology)	137	34,795
Mohawk Industries, Inc.* (Household Durables)	21	3,826
Molson Coors Beverage Co.—Class B (Beverages)	73	3,384
Mondelez International, Inc.—Class A (Food Products)	541	35,874
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	17	8,387
Monster Beverage Corp.* (Beverages)	146	14,022
Moody's Corp. (Capital Markets)	63	24,607
Morgan Stanley (Capital Markets)	558	54,774
Motorola Solutions, Inc. (Communications Equipment)	65	17,661

See accompanying notes to financial statements.

310 :: ProFund VP UltraBull :: Financial Statements

Common Stocks, continued

	Shares	Value
MSCI, Inc.—Class A (Capital Markets)	32	$19,606
Nasdaq, Inc. (Capital Markets)	45	9,450
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	87	8,003
Netflix, Inc.* (Entertainment)	172	103,620
Newell Brands, Inc. (Household Durables)	147	3,210
Newmont Corp. (Metals & Mining)	309	19,164
News Corp.—Class A (Media)	152	3,391
News Corp.—Class B (Media)	47	1,058
NextEra Energy, Inc. (Electric Utilities)	761	71,048
Nielsen Holdings PLC (Professional Services)	139	2,851
NIKE, Inc.—Class B (Textiles, Apparel & Luxury Goods)	495	82,502
NiSource, Inc. (Multi-Utilities)	152	4,197
Norfolk Southern Corp. (Road & Rail)	94	27,985
Northern Trust Corp. (Capital Markets)	81	9,688
Northrop Grumman Corp. (Aerospace & Defense)	58	22,450
NortonLifelock, Inc. (Software)	226	5,871
Norwegian Cruise Line Holdings, Ltd.* (Hotels, Restaurants & Leisure)	143	2,966
NRG Energy, Inc. (Electric Utilities)	95	4,093
Nucor Corp. (Metals & Mining)	111	12,671
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	969	284,993
NVR, Inc.* (Household Durables)	1	5,909
NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	103	23,461
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	344	9,973
Old Dominion Freight Line, Inc. (Road & Rail)	36	12,902
Omnicom Group, Inc. (Media)	82	6,008
ONEOK, Inc. (Oil, Gas & Consumable Fuels)	173	10,165
Oracle Corp. (Software)	625	54,506
O'Reilly Automotive, Inc.* (Specialty Retail)	26	18,362
Organon & Co. (Pharmaceuticals)	98	2,984
Otis Worldwide Corp. (Machinery)	165	14,367
PACCAR, Inc. (Machinery)	135	11,915
Packaging Corp. of America (Containers & Packaging)	37	5,038
Parker-Hannifin Corp. (Machinery)	50	15,906
Paychex, Inc. (IT Services)	124	16,926
Paycom Software, Inc.* (Software)	19	7,889
PayPal Holdings, Inc.* (IT Services)	455	85,804
Penn National Gaming, Inc.* (Hotels, Restaurants & Leisure)	64	3,318
Pentair PLC (Machinery)	64	4,674
People's United Financial, Inc. (Banks)	166	2,958
PepsiCo, Inc. (Beverages)	536	93,108
PerkinElmer, Inc. (Life Sciences Tools & Services)	49	9,852
Pfizer, Inc. (Pharmaceuticals)	2,176	128,493
Philip Morris International, Inc. (Tobacco)	604	57,380
Phillips 66 (Oil, Gas & Consumable Fuels)	170	12,318
Pinnacle West Capital Corp. (Electric Utilities)	44	3,106
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	88	16,005
Pool Corp. (Distributors)	16	9,056
PPG Industries, Inc. (Chemicals)	92	15,864
PPL Corp. (Electric Utilities)	291	8,747
Principal Financial Group, Inc. (Insurance)	96	6,944
Prologis, Inc. (Equity Real Estate Investment Trusts)	287	48,319
Prudential Financial, Inc. (Insurance)	147	15,911
PTC, Inc.* (Software)	41	4,967
Public Service Enterprise Group, Inc. (Multi-Utilities)	196	13,079
Public Storage (Equity Real Estate Investment Trusts)	59	22,099
PulteGroup, Inc. (Household Durables)	98	5,602
PVH Corp. (Textiles, Apparel & Luxury Goods)	28	2,986
Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	43	6,725
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	434	79,366
Quanta Services, Inc. (Construction & Engineering)	55	6,306
Quest Diagnostics, Inc. (Health Care Providers & Services)	48	8,304
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)	19	2,258
Raymond James Financial, Inc. (Capital Markets)	72	7,229
Raytheon Technologies Corp. (Aerospace & Defense)	580	49,915
Realty Income Corp. (Equity Real Estate Investment Trusts)	219	15,678
Regency Centers Corp. (Equity Real Estate Investment Trusts)	60	4,521
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	41	25,892
Regions Financial Corp. (Banks)	370	8,066
Republic Services, Inc.—Class A (Commercial Services & Supplies)	81	11,295
ResMed, Inc. (Health Care Equipment & Supplies)	56	14,587
Robert Half International, Inc. (Professional Services)	43	4,795
Rockwell Automation, Inc. (Electrical Equipment)	45	15,698
Rollins, Inc. (Commercial Services & Supplies)	88	3,010
Roper Technologies, Inc. (Industrial Conglomerates)	41	20,166
Ross Stores, Inc. (Specialty Retail)	138	15,771
Royal Caribbean Cruises, Ltd.* (Hotels, Restaurants & Leisure)	87	6,690
S&P Global, Inc. (Capital Markets)	93	43,889
Salesforce.com, Inc.* (Software)	380	96,569
SBA Communications Corp. (Equity Real Estate Investment Trusts)	42	16,339
Schlumberger, Ltd. (Energy Equipment & Services)	544	16,293
Seagate Technology Holdings PLC (Technology Hardware, Storage & Peripherals)	79	8,925

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraBull :: 311

Common Stocks, continued

	Shares	Value
Sealed Air Corp. (Containers & Packaging)	57	$3,846
Sempra Energy (Multi-Utilities)	124	16,402
ServiceNow, Inc.* (Software)	77	49,981
Signature Bank (Banks)	24	7,763
Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	127	20,291
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	64	9,929
Snap-on, Inc. (Machinery)	21	4,523
SolarEdge Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	20	5,611
Southwest Airlines Co.* (Airlines)	229	9,810
Stanley Black & Decker, Inc. (Machinery)	63	11,883
Starbucks Corp. (Hotels, Restaurants & Leisure)	457	53,455
State Street Corp. (Capital Markets)	142	13,206
STERIS PLC (Health Care Equipment & Supplies)	39	9,493
Stryker Corp. (Health Care Equipment & Supplies)	130	34,765
SVB Financial Group* (Banks)	23	15,600
Synchrony Financial (Consumer Finance)	212	9,835
Synopsys, Inc.* (Software)	59	21,742
Sysco Corp. (Food & Staples Retailing)	199	15,631
T. Rowe Price Group, Inc. (Capital Markets)	87	17,108
Take-Two Interactive Software, Inc.* (Entertainment)	45	7,997
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	107	4,344
Target Corp. (Multiline Retail)	189	43,742
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	127	20,491
Teledyne Technologies, Inc.* (Electronic Equipment, Instruments & Components)	18	7,864
Teleflex, Inc. (Health Care Equipment & Supplies)	18	5,913
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	63	10,302
Tesla, Inc.* (Automobiles)	315	332,886
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	358	67,472
Textron, Inc. (Aerospace & Defense)	85	6,562
The AES Corp. (Independent Power and Renewable Electricity Producers)	258	6,269
The Allstate Corp. (Insurance)	111	13,059
The Bank of New York Mellon Corp. (Capital Markets)	295	17,134
The Boeing Co.* (Aerospace & Defense)	214	43,082
The Charles Schwab Corp. (Capital Markets)	583	49,030
The Clorox Co. (Household Products)	48	8,369
The Coca-Cola Co. (Beverages)	1,507	89,229
The Cooper Cos., Inc. (Health Care Equipment & Supplies)	19	7,960
The Estee Lauder Co., Inc. (Personal Products)	90	33,318
The Gap, Inc. (Specialty Retail)	83	1,465
The Goldman Sachs Group, Inc. (Capital Markets)	132	50,497
The Hershey Co. (Food Products)	56	10,834
The Home Depot, Inc. (Specialty Retail)	409	169,738
The Interpublic Group of Cos., Inc. (Media)	153	5,730
The JM Smucker Co.—Class A (Food Products)	42	5,704
The Kraft Heinz Co. (Food Products)	275	9,873
The Kroger Co. (Food & Staples Retailing)	262	11,858
The Mosaic Co. (Chemicals)	144	5,658
The PNC Financial Services Group, Inc. (Banks)	164	32,885
The Procter & Gamble Co. (Household Products)	938	153,438
The Progressive Corp. (Insurance)	227	23,302
The Sherwin-Williams Co. (Chemicals)	94	33,103
The Southern Co. (Electric Utilities)	411	28,186
The TJX Cos., Inc. (Specialty Retail)	466	35,379
The Travelers Cos., Inc. (Insurance)	95	14,861
The Walt Disney Co.* (Entertainment)	704	109,043
The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	471	12,265
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	153	102,087
T-Mobile US, Inc.* (Wireless Telecommunication Services)	228	26,443
Tractor Supply Co. (Specialty Retail)	44	10,498
Trane Technologies PLC (Building Products)	92	18,587
TransDigm Group, Inc.* (Aerospace & Defense)	20	12,726
Trimble, Inc.* (Electronic Equipment, Instruments & Components)	97	8,457
Truist Financial Corp. (Banks)	517	30,270
Twitter, Inc.* (Interactive Media & Services)	310	13,398
Tyler Technologies, Inc.* (Software)	16	8,607
Tyson Foods, Inc.—Class A (Food Products)	114	9,936
U.S. Bancorp (Banks)	523	29,377
UDR, Inc. (Equity Real Estate Investment Trusts)	113	6,779
Ulta Beauty, Inc.* (Specialty Retail)	21	8,659
Under Armour, Inc.*—Class A (Textiles, Apparel & Luxury Goods)	73	1,547
Under Armour, Inc.*—Class C (Textiles, Apparel & Luxury Goods)	83	1,497
Union Pacific Corp. (Road & Rail)	249	62,730
United Airlines Holdings , Inc.* (Airlines)	126	5,516
United Parcel Service, Inc.—Class B (Air Freight & Logistics)	283	60,658
United Rentals, Inc.* (Trading Companies & Distributors)	28	9,304
UnitedHealth Group, Inc. (Health Care Providers & Services)	365	183,280
Universal Health Services, Inc.—Class B (Health Care Providers & Services)	28	3,630
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	159	11,942
Ventas, Inc. (Equity Real Estate Investment Trusts)	155	7,924
VeriSign, Inc.* (IT Services)	37	9,391
Verisk Analytics, Inc. (Professional Services)	62	14,181
Verizon Communications, Inc. (Diversified Telecommunication Services)	1,605	83,397

See accompanying notes to financial statements.

312 :: ProFund VP UltraBull :: Financial Statements

Common Stocks, continued

	Shares	Value
Vertex Pharmaceuticals, Inc.* (Biotechnology)	99	$21,740
VF Corp. (Textiles, Apparel & Luxury Goods)	126	9,226
ViacomCBS, Inc.—Class B (Media)	235	7,092
Viatris, Inc. (Pharmaceuticals)	469	6,346
Visa, Inc.—Class A (IT Services)	650	140,861
Vornado Realty Trust (Equity Real Estate Investment Trusts)	62	2,595
Vulcan Materials Co. (Construction Materials)	51	10,587
W.R. Berkley Corp. (Insurance)	54	4,449
W.W. Grainger, Inc. (Trading Companies & Distributors)	17	8,810
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	278	14,500
Walmart, Inc. (Food & Staples Retailing)	551	79,724
Waste Management, Inc. (Commercial Services & Supplies)	149	24,869
Waters Corp.* (Life Sciences Tools & Services)	24	8,942
WEC Energy Group, Inc. (Multi-Utilities)	122	11,843
Wells Fargo & Co. (Banks)	1,546	74,177
Welltower, Inc. (Equity Real Estate Investment Trusts)	169	14,495
West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	29	13,601
Western Digital Corp.* (Technology Hardware, Storage & Peripherals)	121	7,890
Westinghouse Air Brake Technologies Corp. (Machinery)	72	6,632
WestRock Co. (Containers & Packaging)	104	4,613
Weyerhaeuser Co. (Equity Real Estate Investment Trusts)	290	11,942
Whirlpool Corp. (Household Durables)	24	5,632
Willis Towers Watson PLC (Insurance)	48	11,400
Wynn Resorts, Ltd.* (Hotels, Restaurants & Leisure)	41	3,487
Xcel Energy, Inc. (Electric Utilities)	209	14,149
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	96	20,355
Xylem, Inc. (Machinery)	70	8,394
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	114	15,830
Zebra Technologies Corp.* (Electronic Equipment, Instruments & Components)	21	12,499
Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	81	10,290
Zions Bancorp (Banks)	61	3,853
Zoetis, Inc. (Pharmaceuticals)	183	44,657
TOTAL COMMON STOCKS (Cost $6,990,164)		15,643,677

Repurchase Agreements(c)(d) (21.3%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $4,222,000	$4,222,000	$4,222,000
TOTAL REPURCHASE AGREEMENTS (Cost $4,222,000)		4,222,000

Collateral for Securities Loaned(e)(NM)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares, 0.03%(f)	1,350	$1,350
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $1,350)		1,350
TOTAL INVESTMENT SECURITIES (Cost $11,213,514)—100.4%		19,867,027
Net other assets (liabilities)—(0.4)%		(86,552)
NET ASSETS—100.0%		$19,780,475

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $1,271.
(b)	Number of shares is less than 0.50.
(c)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2021, the aggregate amount held in a segregated account was $3,056,000.
(d)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(e)	Securities were purchased with cash collateral held from securities on loan at December 31, 2021.
(f)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2021.

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Futures Contracts	8	3/21/22	$1,903,400	$22,325

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraBull :: 313

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P 500	Goldman Sachs International	1/27/22	0.68%	$7,778,406	$(36,961)
SPDR S&P 500 ETF	Goldman Sachs International	1/27/22	0.59%	5,478,782	(26,893)
				$13,257,188	$(63,854)
S&P 500	UBS AG	1/27/22	0.58%	$7,573,460	$(34,566)
SPDR S&P 500 ETF	UBS AG	1/27/22	0.18%	2,171,805	(10,562)
				$9,745,265	$(45,128)
				$23,002,453	$(108,982)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP UltraBull invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Aerospace & Defense	$211,198	1.1%
Air Freight & Logistics	99,474	0.5%
Airlines	32,079	0.2%
Auto Components	21,511	0.1%
Automobiles	397,507	2.0%
Banks	619,624	3.1%
Beverages	220,978	1.0%
Biotechnology	278,543	1.4%
Building Products	80,608	0.4%
Capital Markets	466,611	2.4%
Chemicals	277,829	1.4%
Commercial Services & Supplies	66,826	0.3%
Communications Equipment	143,904	0.7%
Construction & Engineering	6,306	NM
Construction Materials	21,159	0.1%
Consumer Finance	86,703	0.4%
Containers & Packaging	46,738	0.2%
Distributors	23,010	0.1%
Diversified Financial Services	212,290	1.1%
Diversified Telecommunication Services	155,994	0.8%
Electric Utilities	251,594	1.3%
Electrical Equipment	85,734	0.4%
Electronic Equipment, Instruments & Components	108,622	0.5%
Energy Equipment & Services	32,385	0.2%
Entertainment	261,485	1.3%
Equity Real Estate Investment Trusts	419,495	2.1%
Food & Staples Retailing	218,791	1.1%
Food Products	137,146	0.7%
Gas Utilities	5,343	NM
Health Care Equipment & Supplies	556,618	2.8%
Health Care Providers & Services	433,350	2.2%
Health Care Technology	10,587	0.1%
Hotels, Restaurants & Leisure	307,067	1.6%
Household Durables	58,074	0.3%
Household Products	218,174	1.1%
Independent Power and Renewable Electricity Producers	6,269	NM
Industrial Conglomerates	155,694	0.8%
Insurance	286,835	1.5%
Interactive Media & Services	988,176	5.0%
Internet & Direct Marketing Retail	590,392	3.0%
IT Services	700,796	3.5%
Leisure Products	5,089	NM
Life Sciences Tools & Services	220,261	1.1%
Machinery	235,879	1.3%
Media	157,488	0.8%
Metals & Mining	55,579	0.3%
Multiline Retail	77,192	0.4%
Multi-Utilities	113,840	0.6%
Oil, Gas & Consumable Fuels	385,715	1.9%
Personal Products	33,318	0.2%
Pharmaceuticals	579,382	2.9%
Professional Services	68,093	0.3%
Real Estate Management & Development	14,106	0.1%
Road & Rail	142,698	0.7%
Semiconductors & Semiconductor Equipment	996,851	5.0%
Software	1,490,857	7.6%
Specialty Retail	375,734	1.9%
Technology Hardware, Storage & Peripherals	1,122,531	5.8%
Textiles, Apparel & Luxury Goods	104,360	0.5%
Tobacco	91,122	0.5%
Trading Companies & Distributors	32,400	0.2%
Water Utilities	13,220	0.1%
Wireless Telecommunication Services	26,443	0.1%
Other**	4,136,798	20.9%
Total	$19,780,475	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

314 :: ProFund VP UltraBull :: Financial Statements

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$11,213,514
Securities, at value(a)	15,645,027
Repurchase agreements, at value	4,222,000
Total Investment Securities, at value	19,867,027
Cash	616
Segregated cash balances for futures contracts with brokers	101,200
Dividends receivable	9,396
Receivable for capital shares issued	784,010
Prepaid expenses	1,369
TOTAL ASSETS	20,763,618

LIABILITIES:
Payable for collateral for securities loaned	1,350
Payable for capital shares redeemed	820,472
Unrealized depreciation on swap agreements	108,982
Variation margin on futures contracts	5,500
Advisory fees payable	14,042
Management services fees payable	1,872
Administration fees payable	1,278
Administrative services fees payable	7,795
Distribution fees payable	8,251
Transfer agency fees payable	2,195
Fund accounting fees payable	856
Compliance services fees payable	92
Other accrued expenses	10,458
TOTAL LIABILITIES	983,143
NET ASSETS	$19,780,475

NET ASSETS CONSIST OF:
Capital	$21,894,912
Total distributable earnings (loss)	(2,114,437)
NET ASSETS	$19,780,475
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	426,000
Net Asset Value (offering and redemption price per share)	$46.43

(a) Includes securities on loan valued at:	$1,271

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$175,295
Interest	30
Foreign tax withholding	(17)
Net income from securities lending	120
TOTAL INVESTMENT INCOME	175,428

EXPENSES:
Advisory fees	144,187
Management services fees	19,225
Administration fees	13,899
Transfer agency fees	11,481
Administrative services fees	52,783
Distribution fees	48,062
Custody fees	2,910
Fund accounting fees	9,473
Trustee fees	317
Compliance services fees	134
Other fees	18,308
Recoupment of prior expenses reduced by the Advisor	605
Total Gross Expenses before reductions	321,384
Expenses reduced and reimbursed by the Advisor	(605)
TOTAL NET EXPENSES	320,779
NET INVESTMENT INCOME (LOSS)	(145,351)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,280,937
Net realized gains (losses) on futures contracts	456,545
Net realized gains (losses) on swap agreements	5,403,218
Change in net unrealized appreciation/depreciation on investment securities	1,523,994
Change in net unrealized appreciation/depreciation on futures contracts	(7,272)
Change in net unrealized appreciation/depreciation on swap agreements	(220,595)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	8,436,827
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,291,476

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraBull :: 315

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(145,351)	$(28,046)
Net realized gains (losses) on investments	7,140,700	(8,922,300)
Change in net unrealized appreciation/depreciation on investments	1,296,127	1,827,277
Change in net assets resulting from operations	8,291,476	(7,123,069)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	—	(9,919,111)
Change in net assets resulting from distributions	—	(9,919,111)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	132,380,968	336,763,515
Distributions reinvested	—	9,919,111
Value of shares redeemed	(137,964,214)	(342,855,065)
Change in net assets resulting from capital transactions	(5,583,246)	3,827,561
Change in net assets	2,708,230	(13,214,619)

NET ASSETS:
Beginning of period	17,072,245	30,286,864
End of period	$19,780,475	$17,072,245

SHARE TRANSACTIONS:
Issued	3,455,045	6,053,018	(a)
Reinvested	—	369,015	(a)
Redeemed	(3,610,503)	(6,307,705	)(a)
Change in shares	(155,458)	114,328

(a)	As described in Note 8, share amounts have been adjusted for 1:4 reverse share split that occurred on December 14, 2020.

See accompanying notes to financial statements.

316 :: ProFund VP UltraBull :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020(a)		Year Ended Dec. 31, 2019(a)	Year Ended Dec. 31, 2018(a)	Year Ended Dec. 31, 2017(a)
Net Asset Value, Beginning of Period	$29.36	$64.84		$40.60	$59.07	$53.91

Investment Activities:
Net investment income (loss)(b)	(0.28)	(0.07)		0.20	0.20	(0.08)
Net realized and unrealized gains (losses) on investments	17.35	8.84	(c)	24.20	(7.07)	20.72
Total income (loss) from investment activities	17.07	8.77		24.40	(6.87)	20.64

Distributions to Shareholders From:
Net investment income	—	(0.49)		(0.16)	—	—
Net realized gains on investments	—	(43.76)		—	(11.60)	(15.48)
Total distributions	—	(44.25)		(0.16)	(11.60)	(15.48)

Net Asset Value, End of Period	$46.43	$29.36		$64.84	$40.60	$59.07

Total Return	58.14%	19.83%		60.17%	(15.50)%	41.02%

Ratios to Average Net Assets:
Gross expenses	1.67%	1.69%		1.62%	1.53%	1.60%
Net expenses	1.67%	1.69	%(d)	1.62%	1.53%	1.60%
Net investment income (loss)	(0.76)%	(0.16)%		0.41%	0.37%	(0.12)%

Supplemental Data:
Net assets, end of period (000's)	$19,780	$17,072		$30,287	$23,465	$34,995
Portfolio turnover rate(e)	443%	1,415%		2,393%	3,297%	2,993%

(a)	As described in Note 8, share amounts have been adjusted for 1:4 reverse share split that occurred on December 14, 2020.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP UltraMid-Cap :: 317

ProFund VP UltraMid-Cap (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the S&P MidCap 400® (the "Index") for a single day, not for any other period. A "single day" is measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund's stated multiple (2x) times the return of the Fund's Index for the same period. For periods longer than a single day, the Fund will lose money if the Index's performance is flat, and it is possible that the Fund will lose money even if the level of the index rises. For the year ended December 31, 2021, the Fund had a total return of 46.67%. For the same period, the Index had a total return of 24.76%1 and a volatility of 17.93%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice the daily return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts. Securities are selected for inclusion in the Index through a process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

During the year ended December 31, 2021, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraMid-Cap from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP UltraMid-Cap	46.67%	16.57%	21.53%
S&P MidCap 400®	24.76%	13.09%	14.20%

Expense Ratios**

Fund	Gross	Net
ProFund VP UltraMid-Cap	1.79%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	75%
Swap Agreements	125%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Molina Healthcare, Inc.	0.6%
Camden Property Trust	0.6%
Builders FirstSource, Inc.	0.5%
Trex Co., Inc.	0.5%
Masimo Corp.	0.5%

S&P MidCap 400® Index – Composition

% of Index
Industrials	20%
Consumer Discretionary	15%
Information Technology	14%
Financials	14%
Real Estate	10%
Health Care	10%
Materials	7%
Consumer Staples	3%
Utilities	3%
Energy	2%
Communication Services	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

318 :: ProFund VP UltraMid-Cap :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (75.3%)

	Shares	Value
Acadia Healthcare Co., Inc.* (Health Care Providers & Services)	491	$29,804
ACI Worldwide, Inc.* (Software)	642	22,277
Acuity Brands, Inc. (Electrical Equipment)	191	40,439
Adient PLC* (Auto Components)	515	24,658
AECOM* (Construction & Engineering)	786	60,798
Affiliated Managers Group, Inc. (Capital Markets)	222	36,521
AGCO Corp. (Machinery)	335	38,867
Alcoa Corp. (Metals & Mining)	1,021	60,831
Alleghany Corp.* (Insurance)	75	50,069
ALLETE, Inc. (Electric Utilities)	287	19,042
Alliance Data Systems Corp. (IT Services)	272	18,107
Amedisys, Inc.* (Health Care Providers & Services)	178	28,815
American Campus Communities, Inc. (Equity Real Estate Investment Trusts)	760	43,540
American Eagle Outfitters, Inc. (Specialty Retail)	837	21,193
American Financial Group, Inc. (Insurance)	361	49,573
Amkor Technology, Inc. (Semiconductors & Semiconductor Equipment)	547	13,560
Antero Midstream Corp. (Oil, Gas & Consumable Fuels)	1,772	17,153
Apartment Income REIT Corp. (Equity Real Estate Investment Trusts)	857	46,852
AptarGroup, Inc. (Containers & Packaging)	359	43,970
Arrow Electronics, Inc.* (Electronic Equipment, Instruments & Components)	380	51,023
Arrowhead Pharmaceuticals, Inc.* (Biotechnology)	569	37,725
ASGN, Inc.* (Professional Services)	284	35,046
Ashland Global Holdings, Inc. (Chemicals)	308	33,159
Aspen Technology, Inc.* (Software)	365	55,554
Associated Banc-Corp. (Banks)	819	18,501
AutoNation, Inc.* (Specialty Retail)	218	25,473
Avient Corp. (Chemicals)	499	27,919
Avis Budget Group, Inc.* (Road & Rail)	219	45,414
Avnet, Inc. (Electronic Equipment, Instruments & Components)	542	22,347
Axon Enterprise, Inc.* (Aerospace & Defense)	359	56,363
Azenta, Inc. (Semiconductors & Semiconductor Equipment)	406	41,863
Bank of Hawaii Corp. (Banks)	221	18,511
Bank OZK (Banks)	660	30,710
Belden, Inc. (Electronic Equipment, Instruments & Components)	245	16,104
BJ's Wholesale Club Holdings, Inc.* (Food & Staples Retailing)	745	49,892
Black Hills Corp. (Multi-Utilities)	348	24,558
Blackbaud, Inc.* (Software)	226	17,849
Boyd Gaming Corp.* (Hotels, Restaurants & Leisure)	448	29,375
Brighthouse Financial, Inc.* (Insurance)	436	22,585
Brixmor Property Group, Inc. (Equity Real Estate Investment Trusts)	1,621	41,190
Bruker Corp. (Life Sciences Tools & Services)	555	46,570
Brunswick Corp. (Leisure Products)	421	42,406
Builders FirstSource, Inc.* (Building Products)	1,045	89,566
Cable One, Inc. (Media)	27	47,613
Cabot Corp. (Chemicals)	310	17,422
CACI International, Inc.*—Class A (Professional Services)	127	34,190
Cadence Bank (Banks)	1,069	31,846
Callaway Golf Co.* (Leisure Products)	640	17,562
Camden Property Trust (Equity Real Estate Investment Trusts)	558	99,702
Capri Holdings, Ltd.* (Textiles, Apparel & Luxury Goods)	821	53,291
Carlisle Cos., Inc. (Industrial Conglomerates)	285	70,714
Carter's, Inc. (Textiles, Apparel & Luxury Goods)	231	23,382
Casey's General Stores, Inc. (Food & Staples Retailing)	203	40,062
Cathay General Bancorp (Banks)	422	18,142
CDK Global, Inc. (Software)	646	26,964
Cerence, Inc.* (Software)	207	15,864
ChampionX Corp.* (Energy Equipment & Services)	1,103	22,292
Chemed Corp. (Health Care Providers & Services)	84	44,439
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)	179	27,922
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	188	45,289
Ciena Corp.* (Communications Equipment)	846	65,116
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	312	28,710
CIT Group, Inc. (Banks)	541	27,775
Clean Harbors, Inc.* (Commercial Services & Supplies)	273	27,237
Cleveland-Cliffs, Inc.* (Metals & Mining)	2,484	54,077
CMC Materials, Inc. (Semiconductors & Semiconductor Equipment)	155	29,712
CNO Financial Group, Inc. (Insurance)	673	16,044
CNX Resources Corp.* (Oil, Gas & Consumable Fuels)	1,153	15,854
Cognex Corp. (Electronic Equipment, Instruments & Components)	965	75,038
Coherent, Inc.* (Electronic Equipment, Instruments & Components)	134	35,716
Colfax Corp.* (Machinery)	735	33,788
Columbia Sportswear Co. (Textiles, Apparel & Luxury Goods)	189	18,416
Commerce Bancshares, Inc. (Banks)	606	41,656
Commercial Metals Co. (Metals & Mining)	658	23,879
CommVault Systems, Inc.* (Software)	248	17,092

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraMid-Cap :: 319

Common Stocks, continued

	Shares	Value
Compass Minerals International, Inc. (Metals & Mining)	186	$9,501
Concentrix Corp. (IT Services)	234	41,797
Corporate Office Properties Trust (Equity Real Estate Investment Trusts)	613	17,146
Coty, Inc.*—Class A (Personal Products)	1,832	19,236
Cousins Properties, Inc. (Equity Real Estate Investment Trusts)	812	32,707
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)	128	16,466
Crane Co. (Machinery)	272	27,671
Crocs, Inc.* (Textiles, Apparel & Luxury Goods)	321	41,159
Cullen/Frost Bankers, Inc. (Banks)	310	39,082
Curtiss-Wright Corp. (Aerospace & Defense)	214	29,675
CyrusOne, Inc. (Equity Real Estate Investment Trusts)	693	62,176
Dana, Inc. (Auto Components)	787	17,959
Darling Ingredients, Inc.* (Food Products)	883	61,184
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	150	54,947
Dick's Sporting Goods, Inc. (Specialty Retail)	354	40,706
Digital Turbine, Inc.* (Software)	480	29,275
Donaldson Co., Inc. (Machinery)	675	40,001
Douglas Emmett, Inc. (Equity Real Estate Investment Trusts)	958	32,093
DT Midstream, Inc. (Oil, Gas & Consumable Fuels)	528	25,333
Dycom Industries, Inc.* (Construction & Engineering)	165	15,470
Eagle Materials, Inc. (Construction Materials)	222	36,954
East West Bancorp, Inc. (Banks)	775	60,978
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts)	222	50,583
EMCOR Group, Inc. (Construction & Engineering)	291	37,071
Encompass Health Corp. (Health Care Providers & Services)	543	35,436
Energizer Holdings, Inc. (Household Products)	343	13,754
EnerSys (Electrical Equipment)	229	18,105
Envestnet, Inc.* (Software)	298	23,643
Envista Holdings Corp.* (Health Care Equipment & Supplies)	881	39,698
EPR Properties (Equity Real Estate Investment Trusts)	408	19,376
EQT Corp.* (Oil, Gas & Consumable Fuels)	1,650	35,987
Equitrans Midstream Corp. (Oil, Gas & Consumable Fuels)	2,219	22,944
Essent Group, Ltd. (Thrifts & Mortgage Finance)	603	27,455
Essential Utilities, Inc. (Water Utilities)	1,255	67,381
Evercore Partners, Inc.—Class A (Capital Markets)	213	28,936
Exelixis, Inc.* (Biotechnology)	1,727	31,570
F.N.B. Corp. (Banks)	1,741	21,118
Fair Isaac Corp.* (Software)	149	64,618
Federated Hermes, Inc.—Class B (Capital Markets)	529	19,880
First American Financial Corp. (Insurance)	599	46,860
First Financial Bankshares, Inc. (Banks)	700	35,588
First Horizon Corp. (Banks)	2,951	48,190
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts)	711	47,068
First Solar, Inc.* (Semiconductors & Semiconductor Equipment)	540	47,066
FirstCash Holdings, Inc. (Consumer Finance)	221	16,533
Five Below, Inc.* (Specialty Retail)	306	63,308
Flowers Foods, Inc. (Food Products)	1,085	29,805
Flowserve Corp. (Machinery)	711	21,757
Fluor Corp.* (Construction & Engineering)	772	19,122
Foot Locker, Inc. (Specialty Retail)	493	21,510
Fox Factory Holding Corp.* (Auto Components)	230	39,123
FTI Consulting, Inc.* (Professional Services)	187	28,690
Fulton Financial Corp. (Banks)	881	14,977
GameStop Corp.*—Class A (Specialty Retail)	338	50,156
GATX Corp. (Trading Companies & Distributors)	194	20,213
Genpact, Ltd. (IT Services)	944	50,108
Gentex Corp. (Auto Components)	1,291	44,991
Glacier Bancorp, Inc. (Banks)	592	33,566
Globus Medical, Inc.*—Class A (Health Care Equipment & Supplies)	431	31,118
Graco, Inc. (Machinery)	928	74,815
Graham Holdings Co.—Class B (Diversified Consumer Services)	22	13,856
Grand Canyon Education, Inc.* (Diversified Consumer Services)	219	18,770
Greif, Inc.—Class A (Containers & Packaging)	145	8,754
Grocery Outlet Holding Corp.* (Food & Staples Retailing)	477	13,490
GXO Logistics, Inc.* (Air Freight & Logistics)	538	48,866
H&R Block, Inc. (Diversified Consumer Services)	959	22,594
Haemonetics Corp.* (Health Care Equipment & Supplies)	279	14,798
Halozyme Therapeutics, Inc.* (Biotechnology)	769	30,921
Hancock Whitney Corp. (Banks)	474	23,709
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	1,906	31,868
Harley-Davidson, Inc. (Automobiles)	840	31,660
Hawaiian Electric Industries, Inc. (Electric Utilities)	597	24,776
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)	805	25,470
HealthEquity, Inc.* (Health Care Providers & Services)	456	20,173
Helen of Troy, Ltd.* (Household Durables)	132	32,270
Hexcel Corp.* (Aerospace & Defense)	458	23,724
Highwoods Properties, Inc. (Equity Real Estate Investment Trusts)	570	25,416

See accompanying notes to financial statements.

320 :: ProFund VP UltraMid-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)	816	$26,748
Home BancShares, Inc. (Banks)	823	20,040
Hubbell, Inc. (Electrical Equipment)	297	61,856
Hudson Pacific Properties, Inc. (Equity Real Estate Investment Trusts)	832	20,559
IAA, Inc.* (Commercial Services & Supplies)	736	37,256
ICU Medical, Inc.* (Health Care Equipment & Supplies)	109	25,870
IDACORP, Inc. (Electric Utilities)	276	31,274
II-VI, Inc.* (Electronic Equipment, Instruments & Components)	579	39,563
Ingevity Corp.* (Chemicals)	214	15,344
Ingredion, Inc. (Food Products)	363	35,080
Insperity, Inc. (Professional Services)	195	23,031
Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	398	26,662
Interactive Brokers Group, Inc. (Capital Markets)	477	37,883
International Bancshares Corp. (Banks)	291	12,335
Iridium Communications, Inc.* (Diversified Telecommunication Services)	722	29,811
ITT, Inc. (Machinery)	467	47,723
Jabil, Inc. (Electronic Equipment, Instruments & Components)	782	55,014
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)	118	10,323
Janus Henderson Group PLC (Capital Markets)	931	39,046
Jazz Pharmaceuticals PLC* (Pharmaceuticals)	336	42,806
JBG Smith Properties (Equity Real Estate Investment Trusts)	623	17,886
Jefferies Financial Group, Inc. (Diversified Financial Services)	1,072	41,593
JetBlue Airways Corp.* (Airlines)	1,736	24,721
John Wiley & Sons, Inc.—Class A (Media)	238	13,630
Jones Lang LaSalle, Inc.* (Real Estate Management & Development)	275	74,069
KB Home (Household Durables)	468	20,934
KBR, Inc. (Professional Services)	766	36,476
Kemper Corp. (Insurance)	327	19,224
Kennametal, Inc. (Machinery)	457	16,411
Kilroy Realty Corp. (Equity Real Estate Investment Trusts)	572	38,015
Kinsale Capital Group, Inc. (Insurance)	117	27,833
Kirby Corp.* (Marine)	328	19,490
Kite Realty Group Trust (Equity Real Estate Investment Trusts)	1,196	26,049
Knight-Swift Transportation Holdings, Inc. (Road & Rail)	906	55,212
Kohl's Corp. (Multiline Retail)	822	40,599
Kyndryl Holdings, Inc.* (IT Services)	978	17,702
Lamar Advertising Co.—Class A (Equity Real Estate Investment Trusts)	474	57,496
Lancaster Colony Corp. (Food Products)	108	17,885
Landstar System, Inc. (Road & Rail)	208	37,236
Lattice Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	748	57,641
Lear Corp. (Auto Components)	325	59,460
Leggett & Platt, Inc. (Household Durables)	728	29,964
Lennox International, Inc. (Building Products)	184	59,682
LHC Group, Inc.* (Health Care Providers & Services)	173	23,741
Life Storage, Inc. (Equity Real Estate Investment Trusts)	448	68,625
Lincoln Electric Holdings, Inc. (Machinery)	322	44,909
Lithia Motors, Inc.—Class A (Specialty Retail)	165	48,997
Littelfuse, Inc. (Electronic Equipment, Instruments & Components)	134	42,167
LivaNova PLC* (Health Care Equipment & Supplies)	291	25,442
LiveRamp Holdings, Inc.* (IT Services)	372	17,837
Louisiana-Pacific Corp. (Paper & Forest Products)	480	37,608
Lumentum Holdings, Inc.* (Communications Equipment)	395	41,779
Macy's, Inc. (Multiline Retail)	1,691	44,270
Manhattan Associates, Inc.* (Software)	345	53,644
ManpowerGroup, Inc. (Professional Services)	296	28,810
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	233	39,372
Masimo Corp.* (Health Care Equipment & Supplies)	277	81,101
MasTec, Inc.* (Construction & Engineering)	312	28,791
Mattel, Inc.* (Leisure Products)	1,912	41,223
MAXIMUS, Inc. (IT Services)	336	26,769
MDU Resources Group, Inc. (Multi-Utilities)	1,110	34,233
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts)	3,255	76,916
Medpace Holdings, Inc.* (Life Sciences Tools & Services)	157	34,169
Mercury General Corp. (Insurance)	145	7,694
Mercury Systems, Inc.* (Aerospace & Defense)	309	17,014
MGIC Investment Corp. (Thrifts & Mortgage Finance)	1,777	25,624
MillerKnoll, Inc. (Commercial Services & Supplies)	414	16,225
Mimecast, Ltd.* (Software)	337	26,815
Minerals Technologies, Inc. (Chemicals)	182	13,313
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	303	52,774
Molina Healthcare, Inc.* (Health Care Providers & Services)	319	101,467
MSA Safety, Inc. (Commercial Services & Supplies)	199	30,041
MSC Industrial Direct Co., Inc. (Trading Companies & Distributors)	256	21,519
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	793	20,705
Murphy USA, Inc. (Specialty Retail)	129	25,702
National Fuel Gas Co. (Gas Utilities)	498	31,842
National Instruments Corp. (Electronic Equipment, Instruments & Components)	720	31,442

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraMid-Cap :: 321

Common Stocks, continued

	Shares	Value
National Retail Properties, Inc. (Equity Real Estate Investment Trusts)	959	$46,099
National Storage Affiliates Trust (Equity Real Estate Investment Trusts)	447	30,932
Navient Corp. (Consumer Finance)	880	18,674
NCR Corp.* (Technology Hardware, Storage & Peripherals)	721	28,984
Neogen Corp.* (Health Care Equipment & Supplies)	587	26,656
Neurocrine Biosciences, Inc.* (Biotechnology)	518	44,118
New Jersey Resources Corp. (Gas Utilities)	526	21,598
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)	2,538	30,989
NewMarket Corp. (Chemicals)	38	13,023
Nordson Corp. (Machinery)	295	75,305
Nordstrom, Inc.* (Multiline Retail)	607	13,730
NorthWestern Corp. (Multi-Utilities)	287	16,405
NOV, Inc. (Energy Equipment & Services)	2,132	28,888
Nu Skin Enterprises, Inc.—Class A (Personal Products)	272	13,804
NuVasive, Inc.* (Health Care Equipment & Supplies)	282	14,799
nVent Electric PLC (Electrical Equipment)	918	34,884
OGE Energy Corp. (Electric Utilities)	1,093	41,949
Old Republic International Corp. (Insurance)	1,559	38,320
Olin Corp. (Chemicals)	783	45,038
Ollie's Bargain Outlet Holdings, Inc.* (Multiline Retail)	330	16,893
Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts)	1,304	38,585
ONE Gas, Inc. (Gas Utilities)	293	22,734
Option Care Health, Inc.* (Health Care Providers & Services)	756	21,501
Oshkosh Corp. (Machinery)	375	42,266
Owens Corning (Building Products)	549	49,685
PacWest Bancorp (Banks)	640	28,909
Papa John's International, Inc. (Hotels, Restaurants & Leisure)	177	23,624
Park Hotels & Resorts, Inc.* (Equity Real Estate Investment Trusts)	1,291	24,374
Patterson Cos., Inc. (Health Care Providers & Services)	473	13,883
Paylocity Holding Corp.* (Software)	216	51,011
Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts)	717	16,039
Penumbra, Inc.* (Health Care Equipment & Supplies)	192	55,165
Performance Food Group Co.* (Food & Staples Retailing)	842	38,639
Perrigo Co. PLC (Pharmaceuticals)	730	28,397
Physicians Realty Trust (Equity Real Estate Investment Trusts)	1,202	22,634
Pilgrim's Pride Corp.* (Food Products)	266	7,501
Pinnacle Financial Partners, Inc. (Banks)	416	39,728
PNM Resources, Inc. (Electric Utilities)	469	21,391
Polaris, Inc. (Leisure Products)	311	34,182
Post Holdings, Inc.* (Food Products)	320	36,074
PotlatchDeltic Corp. (Equity Real Estate Investment Trusts)	366	22,041
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	329	30,561
Primerica, Inc. (Insurance)	216	33,106
PROG Holdings, Inc.* (Consumer Finance)	310	13,984
Progyny, Inc.* (Health Care Providers & Services)	380	19,133
Prosperity Bancshares, Inc. (Banks)	503	36,367
PS Business Parks, Inc. (Equity Real Estate Investment Trusts)	110	20,259
Qualys, Inc.* (Software)	182	24,974
Quidel Corp.* (Health Care Equipment & Supplies)	207	27,943
R1 RCM, Inc.* (Health Care Providers & Services)	727	18,531
Rayonier, Inc. (Equity Real Estate Investment Trusts)	781	31,521
Regal Rexnord Corp. (Electrical Equipment)	370	62,966
Reinsurance Group of America, Inc. (Insurance)	369	40,402
Reliance Steel & Aluminum Co. (Metals & Mining)	342	55,479
RenaissanceRe Holdings, Ltd. (Insurance)	251	42,502
Repligen Corp.* (Biotechnology)	281	74,420
Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts)	827	67,078
RH* (Specialty Retail)	95	50,914
RLI Corp. (Insurance)	217	24,326
Royal Gold, Inc. (Metals & Mining)	358	37,665
RPM International, Inc. (Chemicals)	708	71,509
Ryder System, Inc. (Road & Rail)	293	24,152
Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts)	1,248	16,898
Sabre Corp.* (IT Services)	1,766	15,170
Saia, Inc.* (Road & Rail)	144	48,532
Sailpoint Technologies Holding, Inc.* (Software)	509	24,605
Sanderson Farms, Inc. (Food Products)	116	22,165
Science Applications International Corp. (Professional Services)	314	26,247
Scientific Games Corp.* (Hotels, Restaurants & Leisure)	527	35,219
SEI Investments Co. (Capital Markets)	579	35,284
Selective Insurance Group, Inc. (Insurance)	328	26,876
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	352	31,303
Sensient Technologies Corp. (Chemicals)	229	22,914
Service Corp. International (Diversified Consumer Services)	900	63,892
Silgan Holdings, Inc. (Containers & Packaging)	458	19,621
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	219	45,206
Simpson Manufacturing Co., Inc. (Building Products)	237	32,960
SiTime Corp.* (Semiconductors & Semiconductor Equipment)	82	23,988
Six Flags Entertainment Corp.* (Hotels, Restaurants & Leisure)	422	17,969

See accompanying notes to financial statements.

322 :: ProFund VP UltraMid-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Skechers U.S.A., Inc.*—Class A (Textiles, Apparel & Luxury Goods)	736	$31,942
SL Green Realty Corp. (Equity Real Estate Investment Trusts)	364	26,099
SLM Corp. (Consumer Finance)	1,600	31,472
Sonoco Products Co. (Containers & Packaging)	537	31,087
Southwest Gas Holdings, Inc. (Gas Utilities)	330	23,117
Spire, Inc. (Gas Utilities)	282	18,392
Spirit Realty Capital, Inc. (Equity Real Estate Investment Trusts)	673	32,432
Sprouts Farmers Market, Inc.* (Food & Staples Retailing)	613	18,194
STAAR Surgical Co.* (Health Care Equipment & Supplies)	260	23,738
Steel Dynamics, Inc. (Metals & Mining)	1,029	63,870
Stericycle, Inc.* (Commercial Services & Supplies)	501	29,880
Sterling Bancorp (Banks)	1,052	27,131
Stifel Financial Corp. (Capital Markets)	568	39,999
STORE Capital Corp. (Equity Real Estate Investment Trusts)	1,340	46,096
SunPower Corp.* (Semiconductors & Semiconductor Equipment)	453	9,454
Sunrun, Inc.* (Electrical Equipment)	1,130	38,759
Synaptics, Inc.* (Semiconductors & Semiconductor Equipment)	214	61,955
Syneos Health, Inc.* (Life Sciences Tools & Services)	566	58,117
SYNNEX Corp. (Electronic Equipment, Instruments & Components)	225	25,731
Synovus Financial Corp. (Banks)	794	38,009
Tandem Diabetes Care, Inc.* (Health Care Equipment & Supplies)	347	52,230
Targa Resources Corp. (Oil, Gas & Consumable Fuels)	1,250	65,301
Taylor Morrison Home Corp.* (Household Durables)	671	23,458
TEGNA, Inc. (Media)	1,208	22,420
Tempur Sealy International, Inc. (Household Durables)	1,051	49,429
Tenet Healthcare Corp.* (Health Care Providers & Services)	585	47,789
Teradata Corp.* (IT Services)	592	25,142
Terex Corp. (Machinery)	381	16,745
Tetra Tech, Inc. (Commercial Services & Supplies)	295	50,091
Texas Capital Bancshares, Inc.* (Banks)	276	16,629
Texas Roadhouse, Inc.—Class A (Hotels, Restaurants & Leisure)	380	33,926
The Boston Beer Co., Inc.*—Class A (Beverages)	51	25,760
The Brink's Co. (Commercial Services & Supplies)	268	17,573
The Chemours Co. (Chemicals)	890	29,868
The Goodyear Tire & Rubber Co.* (Auto Components)	1,535	32,726
The Hain Celestial Group, Inc.* (Food Products)	507	21,603
The Hanover Insurance Group, Inc. (Insurance)	194	25,426
The Macerich Co. (Equity Real Estate Investment Trusts)	1,163	20,097
The Middleby Corp.* (Machinery)	304	59,815
The New York Times Co.—Class A (Media)	912	44,050
The Scotts Miracle-Gro Co.—Class A (Chemicals)	222	35,742
The Timken Co. (Machinery)	377	26,122
The Toro Co. (Machinery)	581	58,048
The Wendy's Co. (Hotels, Restaurants & Leisure)	963	22,968
The Western Union Co. (IT Services)	2,194	39,141
Thor Industries, Inc. (Automobiles)	303	31,442
Toll Brothers, Inc. (Household Durables)	625	45,244
TopBuild Corp.* (Household Durables)	180	49,664
Travel + Leisure Co. (Hotels, Restaurants & Leisure)	471	26,032
Trex Co., Inc.* (Building Products)	628	84,799
Tri Pointe Homes, Inc.* (Household Durables)	607	16,929
Trinity Industries, Inc. (Machinery)	446	13,469
TripAdvisor, Inc.* (Interactive Media & Services)	541	14,748
UGI Corp. (Gas Utilities)	1,142	52,428
UMB Financial Corp. (Banks)	235	24,936
Umpqua Holdings Corp. (Banks)	1,182	22,742
United Bankshares, Inc. (Banks)	744	26,992
United States Steel Corp. (Metals & Mining)	1,475	35,120
United Therapeutics Corp.* (Biotechnology)	246	53,156
Univar Solutions, Inc.* (Trading Companies & Distributors)	933	26,451
Universal Display Corp. (Semiconductors & Semiconductor Equipment)	237	39,112
Unum Group (Insurance)	1,116	27,420
Urban Edge Properties (Equity Real Estate Investment Trusts)	601	11,419
Urban Outfitters, Inc.* (Specialty Retail)	360	10,570
Valley National Bancorp (Banks)	2,221	30,539
Valmont Industries, Inc. (Construction & Engineering)	116	29,058
Valvoline, Inc. (Chemicals)	987	36,805
ViaSat, Inc.* (Communications Equipment)	401	17,861
Vicor Corp.* (Electrical Equipment)	117	14,857
Victoria's Secret & Co.* (Specialty Retail)	395	21,938
Vishay Intertechnology, Inc. (Electronic Equipment, Instruments & Components)	724	15,834
Visteon Corp.* (Auto Components)	153	17,004
Vontier Corp. (Electronic Equipment, Instruments & Components)	923	28,364
Voya Financial, Inc. (Diversified Financial Services)	606	40,184
Washington Federal, Inc. (Thrifts & Mortgage Finance)	356	11,883
Watsco, Inc. (Trading Companies & Distributors)	180	56,318
Webster Financial Corp. (Banks)	494	27,585

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraMid-Cap :: 323

Common Stocks, continued

	Shares	Value
Werner Enterprises, Inc. (Road & Rail)	332	$15,823
WEX, Inc.* (IT Services)	245	34,396
Williams-Sonoma, Inc. (Specialty Retail)	406	68,667
Wingstop, Inc. (Hotels, Restaurants & Leisure)	163	28,166
Wintrust Financial Corp. (Banks)	311	28,245
Wolfspeed, Inc.* (Semiconductors & Semiconductor Equipment)	633	70,751
Woodward, Inc. (Machinery)	344	37,654
World Wrestling Entertainment, Inc.—Class A (Entertainment)	244	12,039
Worthington Industries, Inc. (Metals & Mining)	177	9,675
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)	509	45,633
Xerox Holdings Corp. (Technology Hardware, Storage & Peripherals)	750	16,980
XPO Logistics, Inc.* (Air Freight & Logistics)	539	41,735
Yelp, Inc.* (Interactive Media & Services)	375	13,590
YETI Holdings, Inc.* (Leisure Products)	478	39,593
Ziff Davis, Inc.* (Software)	263	29,156
TOTAL COMMON STOCKS (Cost $8,565,075)		13,454,011

Repurchase Agreements(a)(b) (23.7%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $4,241,000	$4,241,000	$4,241,000
TOTAL REPURCHASE AGREEMENTS (Cost $4,241,000)		4,241,000
TOTAL INVESTMENT SECURITIES (Cost $12,806,075)—99.0%		17,695,011
Net other assets (liabilities)—1.0%		174,808
NET ASSETS—100.0%		$17,869,819

*	Non-income producing security.
(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2021, the aggregate amount held in a segregated account was $2,637,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P MidCap 400	Goldman Sachs International	1/27/22	0.58%	$14,511,820	$49,573
SPDR S&P MidCap 400 ETF	Goldman Sachs International	1/27/22	0.35%	1,649,694	5,740
				$16,161,514	$55,313
S&P MidCap 400	UBS AG	1/27/22	0.43%	$2,586,220	$9,943
SPDR S&P MidCap 400 ETF	UBS AG	1/27/22	0.38%	3,623,101	12,593
				$6,209,321	$22,536
				$22,370,835	$77,849

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

324 :: ProFund VP UltraMid-Cap :: Financial Statements

ProFund VP UltraMid-Cap invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Aerospace & Defense	$126,776	0.7%
Air Freight & Logistics	90,601	0.5%
Airlines	24,721	0.1%
Auto Components	235,921	1.3%
Automobiles	63,102	0.4%
Banks	844,536	4.7%
Beverages	25,760	0.1%
Biotechnology	271,910	1.5%
Building Products	316,692	1.7%
Capital Markets	237,549	1.3%
Chemicals	362,056	2.0%
Commercial Services & Supplies	208,303	1.2%
Communications Equipment	124,756	0.7%
Construction & Engineering	190,310	1.1%
Construction Materials	36,954	0.2%
Consumer Finance	80,663	0.5%
Containers & Packaging	103,432	0.6%
Diversified Consumer Services	119,112	0.7%
Diversified Financial Services	81,777	0.5%
Diversified Telecommunication Services	29,811	0.2%
Electric Utilities	138,432	0.8%
Electrical Equipment	271,866	1.5%
Electronic Equipment, Instruments & Components	438,343	2.5%
Energy Equipment & Services	51,180	0.3%
Entertainment	12,039	0.1%
Equity Real Estate Investment Trusts	1,321,468	7.4%
Food & Staples Retailing	160,277	0.9%
Food Products	231,297	1.3%
Gas Utilities	170,111	0.9%
Health Care Equipment & Supplies	445,220	2.5%
Health Care Providers & Services	404,712	2.3%
Hotels, Restaurants & Leisure	402,284	2.3%
Household Durables	267,892	1.5%
Household Products	13,754	0.1%
Industrial Conglomerates	70,714	0.4%
Insurance	498,260	2.8%
Interactive Media & Services	28,338	0.2%
IT Services	286,169	1.6%
Leisure Products	174,966	1.0%
Life Sciences Tools & Services	138,856	0.8%
Machinery	675,366	3.7%
Marine	19,490	0.1%
Media	127,713	0.6%
Metals & Mining	350,097	2.0%
Multiline Retail	115,492	0.6%
Multi-Utilities	75,196	0.4%
Oil, Gas & Consumable Fuels	230,025	1.3%
Paper & Forest Products	37,608	0.2%
Personal Products	33,040	0.2%
Pharmaceuticals	71,203	0.4%
Professional Services	212,490	1.2%
Real Estate Management & Development	74,069	0.4%
Road & Rail	226,369	1.3%
Semiconductors & Semiconductor Equipment	583,656	3.2%
Software	483,341	2.7%
Specialty Retail	449,134	2.5%
Technology Hardware, Storage & Peripherals	45,964	0.3%
Textiles, Apparel & Luxury Goods	255,005	1.4%
Thrifts & Mortgage Finance	95,951	0.5%
Trading Companies & Distributors	124,501	0.7%
Water Utilities	67,381	0.4%
Other**	4,415,808	24.7%
Total	$17,869,819	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraMid-Cap :: 325

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$12,806,075
Securities, at value	13,454,011
Repurchase agreements, at value	4,241,000
Total Investment Securities, at value	17,695,011
Cash	132,299
Dividends receivable	12,330
Unrealized appreciation on swap agreements	77,849
Prepaid expenses	1,351
TOTAL ASSETS	17,918,840

LIABILITIES:
Payable for capital shares redeemed	6,295
Advisory fees payable	13,768
Management services fees payable	1,836
Administration fees payable	1,052
Administrative services fees payable	7,376
Distribution fees payable	5,431
Transfer agency fees payable	1,800
Fund accounting fees payable	699
Compliance services fees payable	80
Other accrued expenses	10,684
TOTAL LIABILITIES	49,021
NET ASSETS	$17,869,819

NET ASSETS CONSIST OF:
Capital	$9,339,184
Total distributable earnings (loss)	8,530,635
NET ASSETS	$17,869,819
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	241,659
Net Asset Value (offering and redemption price per share)	$73.95

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$160,771
Interest	99
Net income from securities lending	65
TOTAL INVESTMENT INCOME	160,935

EXPENSES:
Advisory fees	142,509
Management services fees	19,001
Administration fees	13,949
Transfer agency fees	11,568
Administrative services fees	55,824
Distribution fees	47,503
Custody fees	2,893
Fund accounting fees	9,185
Trustee fees	292
Compliance services fees	143
Other fees	16,426
Recoupment of prior expenses reduced by the Advisor	3,000
Total Gross Expenses before reductions	322,293
Expenses reduced and reimbursed by the Advisor	(3,074)
TOTAL NET EXPENSES	319,219
NET INVESTMENT INCOME (LOSS)	(158,284)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	909,584
Net realized gains (losses) on futures contracts	12,857
Net realized gains (losses) on swap agreements	4,180,017
Change in net unrealized appreciation/depreciation on investment securities	1,423,076
Change in net unrealized appreciation/depreciation on swap agreements	98,904
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	6,624,438
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,466,154

See accompanying notes to financial statements.

326 :: ProFund VP UltraMid-Cap :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(158,284)	$(49,610)
Net realized gains (losses) on investments	5,102,458	(69,724)
Change in net unrealized appreciation/depreciation on investments	1,521,980	(1,186,176)
Change in net assets resulting from operations	6,466,154	(1,305,510)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	—	(2,119,595)
Change in net assets resulting from distributions	—	(2,119,595)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	46,261,796	81,827,082
Distributions reinvested	—	2,119,595
Value of shares redeemed	(47,580,050)	(82,675,100)
Change in net assets resulting from capital transactions	(1,318,254)	1,271,577
Change in net assets	5,147,900	(2,153,528)

NET ASSETS:
Beginning of period	12,721,919	14,875,447
End of period	$17,869,819	$12,721,919

SHARE TRANSACTIONS:
Issued	733,490	1,577,682
Reinvested	—	57,147
Redeemed	(744,151)	(1,624,356)
Change in shares	(10,661)	10,473

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP UltraMid-Cap :: 327

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$50.42	$61.51	$41.62	$79.70	$68.60
Investment Activities:
Net investment income (loss)(a)	(0.55)	(0.21)	0.06	(0.06)	(0.32)
Net realized and unrealized gains (losses) on investments	24.08	(0.36)	19.83	(13.41)	19.39
Total income (loss) from investment activities	23.53	(0.57)	19.89	(13.47)	19.07

Distributions to Shareholders From:
Net investment income	—	(0.12)	—	—	—
Net realized gains on investments	—	(10.40)	—	(24.61)	(7.97)
Total distributions	—	(10.52)	—	(24.61)	(7.97)

Net Asset Value, End of Period	$73.95	$50.42	$61.51	$41.62	$79.70

Total Return	46.67%	5.22%	47.79%	(26.77)%	28.86%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.79%	1.71%	1.68%	1.68%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.83)%	(0.48)%	0.11%	(0.10)%	(0.43)%

Supplemental Data:
Net assets, end of period (000's)	$17,870	$12,722	$14,875	$14,676	$25,815
Portfolio turnover rate(b)	66%	488%	603%	617%	594%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

328 :: ProFund VP UltraNasdaq-100 :: Management Discussion of Fund Performance

ProFund VP UltraNasdaq-100 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Nasdaq-100® Index (the "Index") for a single day, not for any other period. A "single day" is measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation, not for longer periods. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund's stated multiple (2x) times the return of the Fund's Index for the same period. For periods longer than a single day, the Fund will lose money if the Index's performance is flat, and it is possible that the Fund will lose money even if the level of the index rises. For the year ended December 31, 2021, the Fund had a total return of 52.51%. For the same period, the Index had a total return of 27.51%1 and a volatility of 18.57%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice the daily return of the Index. The Index, a modified market capitalization-weighted index, includes 100 of the largest non-financial domestic and international issues listed on Nasdaq.

During the year ended December 31, 2021, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraNasdaq-100 from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP UltraNasdaq-100	52.51%	50.67%	41.05%
Nasdaq-100® Index	27.51%	28.63%	23.15%

Expense Ratios**

Fund	Gross	Net
ProFund VP UltraNasdaq-100	1.74%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	68%
Futures Contracts	— (a)
Swap Agreements	133%
Total Exposure	201%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

(a) Amount is less than 0.5%.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	7.9%
Microsoft Corp.	6.8%
Alphabet, Inc.	4.8%
Amazon.com, Inc.	4.6%
Meta Platforms, Inc.	3.2%

Nasdaq-100® Index – Composition

% of Index
Information Technology	51%
Communication Services	18%
Consumer Discretionary	16%
Health Care	6%
Consumer Staples	5%
Industrials	3%
Utilities	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP UltraNasdaq-100 :: 329

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (67.5%)

	Shares	Value
Activision Blizzard, Inc. (Entertainment)	9,353	$622,255
Adobe, Inc.* (Software)	5,714	3,240,181
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	14,501	2,086,694
Airbnb, Inc.*—Class A (Hotels, Restaurants & Leisure)	4,165	693,431
Align Technology, Inc.* (Health Care Equipment & Supplies)	947	622,349
Alphabet, Inc.*—Class A (Interactive Media & Services)	2,177	6,306,856
Alphabet, Inc.*—Class C (Interactive Media & Services)	2,300	6,655,257
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	3,671	12,240,363
American Electric Power Co., Inc. (Electric Utilities)	6,048	538,091
Amgen, Inc. (Biotechnology)	6,768	1,522,596
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	6,452	1,134,068
ANSYS, Inc.* (Software)	1,048	420,374
Apple, Inc. (Technology Hardware, Storage & Peripherals)	118,746	21,085,727
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	10,843	1,706,254
ASML Holding N.V.NYS (Semiconductors & Semiconductor Equipment)	973	774,644
Atlassian Corp. PLC*—Class A (Software)	1,686	642,855
Autodesk, Inc.* (Software)	2,640	742,342
Automatic Data Processing, Inc. (IT Services)	5,060	1,247,695
Baidu, Inc.*ADR (Interactive Media & Services)	2,915	433,723
Biogen, Inc.* (Biotechnology)	1,764	423,219
Booking Holdings, Inc.* (Hotels, Restaurants & Leisure)	493	1,182,820
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	4,943	3,289,122
Cadence Design Systems, Inc.* (Software)	3,328	620,173
Charter Communications, Inc.*—Class A (Media)	2,153	1,403,691
Cintas Corp. (Commercial Services & Supplies)	1,242	550,417
Cisco Systems, Inc. (Communications Equipment)	50,648	3,209,564
Cognizant Technology Solutions Corp.—Class A (IT Services)	6,307	559,557
Comcast Corp.—Class A (Media)	54,753	2,755,719
Copart, Inc.* (Commercial Services & Supplies)	2,848	431,814
Costco Wholesale Corp. (Food & Staples Retailing)	5,306	3,012,216
Crowdstrike Holdings, Inc.*—Class A (Software)	2,472	506,142
CSX Corp. (Road & Rail)	26,635	1,001,476
Datadog, Inc.*—Class A (Software)	3,089	550,182
DexCom, Inc.* (Health Care Equipment & Supplies)	1,164	625,010
DocuSign, Inc.* (Software)	2,362	359,756
Dollar Tree, Inc.* (Multiline Retail)	2,701	379,545
eBay, Inc. (Internet & Direct Marketing Retail)	7,517	499,881
Electronic Arts, Inc. (Entertainment)	3,396	447,932
Exelon Corp. (Electric Utilities)	11,748	678,564
Fastenal Co. (Trading Companies & Distributors)	6,907	442,462
Fiserv, Inc.* (IT Services)	7,927	822,743
Fortinet, Inc.* (Software)	1,963	705,502
Gilead Sciences, Inc. (Biotechnology)	15,064	1,093,797
Honeywell International, Inc. (Industrial Conglomerates)	8,267	1,723,752
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	1,018	670,312
Illumina, Inc.* (Life Sciences Tools & Services)	1,877	714,086
Intel Corp. (Semiconductors & Semiconductor Equipment)	48,839	2,515,209
Intuit, Inc. (Software)	3,400	2,186,948
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	4,292	1,542,116
JD.com, Inc.*ADR (Internet & Direct Marketing Retail)	8,905	623,973
Keurig Dr Pepper, Inc. (Beverages)	17,028	627,652
KLA Corp. (Semiconductors & Semiconductor Equipment)	1,821	783,230
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	1,691	1,216,083
Lucid Group, Inc.*(a) (Automobiles)	19,771	752,287
Lululemon Athletica, Inc.* (Textiles, Apparel & Luxury Goods)	1,496	585,609
Marriott International, Inc.*—Class A (Hotels, Restaurants & Leisure)	3,911	646,254
Marvell Technology, Inc. (Semiconductors & Semiconductor Equipment)	9,891	865,364
Match Group, Inc.* (Interactive Media & Services)	3,399	449,518
Mercadolibre, Inc.* (Internet & Direct Marketing Retail)	606	817,130
Meta Platforms, Inc.*—Class A (Interactive Media & Services)	25,651	8,627,714
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	6,663	580,081
Micron Technology, Inc. (Semiconductors & Semiconductor Equipment)	13,432	1,251,191
Microsoft Corp. (Software)	54,344	18,276,974
Moderna, Inc.* (Biotechnology)	4,869	1,236,629
Mondelez International, Inc.—Class A (Food Products)	16,752	1,110,825
Monster Beverage Corp.* (Beverages)	6,354	610,238

See accompanying notes to financial statements.

330 :: ProFund VP UltraNasdaq-100 :: Financial Statements

Common Stocks, continued

	Shares	Value
NetEase, Inc.ADR (Entertainment)	3,402	$346,256
Netflix, Inc.* (Entertainment)	5,319	3,204,378
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	25,470	7,490,981
NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	3,194	727,529
Okta, Inc.* (IT Services)	1,773	397,453
O'Reilly Automotive, Inc.* (Specialty Retail)	809	571,340
PACCAR, Inc. (Machinery)	4,170	368,044
Palo Alto Networks, Inc.* (Software)	1,185	659,761
Paychex, Inc. (IT Services)	4,330	591,045
PayPal Holdings, Inc.* (IT Services)	14,106	2,660,110
Peloton Interactive, Inc.*—Class A (Leisure Products)	3,616	129,308
PepsiCo, Inc. (Beverages)	16,601	2,883,760
Pinduoduo, Inc.*ADR (Internet & Direct Marketing Retail)	4,990	290,917
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	13,450	2,459,602
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	1,270	802,030
Ross Stores, Inc. (Specialty Retail)	4,267	487,633
Seagen, Inc.* (Biotechnology)	2,196	339,502
Sirius XM Holdings, Inc.(a) (Media)	48,029	304,984
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	1,986	308,108
Splunk, Inc.* (Software)	1,940	224,497
Starbucks Corp. (Hotels, Restaurants & Leisure)	14,089	1,647,990
Synopsys, Inc.* (Software)	1,831	674,724
Tesla, Inc.* (Automobiles)	7,269	7,681,733
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	11,090	2,090,132
The Kraft Heinz Co. (Food Products)	14,697	527,622
T-Mobile US, Inc.* (Wireless Telecommunication Services)	15,000	1,739,700
VeriSign, Inc.* (IT Services)	1,334	338,596
Verisk Analytics, Inc. (Professional Services)	1,935	442,593
Vertex Pharmaceuticals, Inc.* (Biotechnology)	3,053	670,439
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	10,393	542,099
Workday, Inc.*—Class A (Software)	2,318	633,231
Xcel Energy, Inc. (Electric Utilities)	6,469	437,951
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	2,977	631,213
Zoom Video Communications, Inc.*—Class A (Software)	2,909	534,994
Zscaler, Inc.* (Software)	1,682	540,477
TOTAL COMMON STOCKS (Cost $79,936,363)		181,060,966

Repurchase Agreements(b)(c) (38.4%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $103,044,000	$103,044,000	$103,044,000
TOTAL REPURCHASE AGREEMENTS (Cost $103,044,000)		103,044,000

Collateral for Securities Loaned(d) (0.4%)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares, 0.03%(e)	1,009,620	$1,009,620
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $1,009,620)		1,009,620
TOTAL INVESTMENT SECURITIES (Cost $183,989,983)—106.3%		285,114,586
Net other assets (liabilities)—(6.3)%		(16,880,496)
NET ASSETS—100.0%		$268,234,090

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $951,287.
(b)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2021, the aggregate amount held in a segregated account was $58,420,000.
(c)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(d)	Securities were purchased with cash collateral held from securities on loan at December 31, 2021.
(e)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2021.
ADR	American Depositary Receipt
NYS	New York Shares

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini Nasdaq 100 Futures Contracts	1	3/21/22	$326,415	$(206)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraNasdaq-100 :: 331

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Invesco QQQ Trust, Series 1 ETF	Goldman Sachs International	1/27/22	0.48%	$7,442,285	$(242,676)
Nasdaq-100 Index	Goldman Sachs International	1/27/22	0.68%	109,001,814	(1,414,029)
				$116,444,099	$(1,656,705)

Invesco QQQ Trust, Series 1 ETF	UBS AG	1/27/22	0.48%	$98,243,116	$(1,395,551)
Nasdaq-100 Index	UBS AG	1/27/22	0.88%	140,850,450	(2,492,975)
				$239,093,566	$(3,888,526)
				$355,537,665	$(5,545,231)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP UltraNasdaq-100 invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Automobiles	$8,434,020	3.1%
Beverages	4,121,650	1.6%
Biotechnology	6,088,212	2.2%
Commercial Services & Supplies	982,231	0.4%
Communications Equipment	3,209,564	1.2%
Electric Utilities	1,654,606	0.6%
Entertainment	4,620,821	1.7%
Food & Staples Retailing	3,554,315	1.3%
Food Products	1,638,447	0.6%
Health Care Equipment & Supplies	3,459,787	1.3%
Hotels, Restaurants & Leisure	4,170,495	1.6%
Industrial Conglomerates	1,723,752	0.5%
Interactive Media & Services	22,473,068	8.4%
Internet & Direct Marketing Retail	14,472,264	5.5%
IT Services	6,617,199	2.5%
Leisure Products	129,308	NM
Life Sciences Tools & Services	714,086	0.3%
Machinery	368,044	0.1%
Media	4,464,394	1.7%
Multiline Retail	379,545	0.1%
Professional Services	442,593	0.2%
Road & Rail	1,001,476	0.4%
Semiconductors & Semiconductor Equipment	29,909,505	11.2%
Software	31,519,113	11.7%
Specialty Retail	1,058,973	0.4%
Technology Hardware, Storage & Peripherals	21,085,727	7.9%
Textiles, Apparel & Luxury Goods	585,609	0.2%
Trading Companies & Distributors	442,462	0.2%
Wireless Telecommunication Services	1,739,700	0.6%
Other**	87,173,124	32.5%
Total	$268,234,090	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

332 :: ProFund VP UltraNasdaq-100 :: Financial Statements

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$183,989,983
Securities, at value(a)	182,070,586
Repurchase agreements, at value	103,044,000
Total Investment Securities, at value	285,114,586
Cash	842
Segregated cash balances for futures contracts with brokers	18,700
Segregated cash balances for swap agreements with custodian	902
Dividends receivable	43,452
Receivable for capital shares issued	1,648,991
Prepaid expenses	1,146
TOTAL ASSETS	286,828,619

LIABILITIES:
Payable for collateral for securities loaned	1,009,620
Payable for capital shares redeemed	11,395,806
Unrealized depreciation on swap agreements	5,545,231
Variation margin on futures contracts	2,190
Advisory fees payable	184,019
Management services fees payable	24,536
Administration fees payable	15,870
Administrative services fees payable	123,663
Distribution fees payable	125,929
Transfer agency fees payable	26,213
Fund accounting fees payable	8,788
Compliance services fees payable	1,123
Other accrued expenses	131,541
TOTAL LIABILITIES	18,594,529
NET ASSETS	$268,234,090

NET ASSETS CONSIST OF:
Capital	$100,533,240
Total distributable earnings (loss)	167,700,850
NET ASSETS	$268,234,090
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,700,594
Net Asset Value (offering and redemption price per share)	$99.32

(a) Includes securities on loan valued at:	$951,287

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$1,107,331
Interest	1,567
Foreign tax withholding	(947)
Net income from securities lending	872
TOTAL INVESTMENT INCOME	1,108,823

EXPENSES:
Advisory fees	1,742,533
Management services fees	232,336
Administration fees	168,934
Transfer agency fees	139,622
Administrative services fees	627,922
Distribution fees	580,844
Custody fees	38,955
Fund accounting fees	93,717
Trustee fees	3,816
Compliance services fees	1,670
Other fees	280,857
Recoupment of prior expenses reduced by the Advisor	18,000
Total Gross Expenses before reductions	3,929,206
Expenses reduced and reimbursed by the Advisor	(25,923)
TOTAL NET EXPENSES	3,903,283
NET INVESTMENT INCOME (LOSS)	(2,794,460)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	3,651,179
Net realized gains (losses) on futures contracts	1,832,051
Net realized gains (losses) on swap agreements	71,368,416
Change in net unrealized appreciation/depreciation on investment securities	34,761,572
Change in net unrealized appreciation/depreciation on futures contracts	(270,409)
Change in net unrealized appreciation/depreciation on swap agreements	(6,673,654)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	104,669,155
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$101,874,695

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraNasdaq-100 :: 333

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(2,794,460)	$(1,416,614)
Net realized gains (losses) on investments	76,851,646	57,704,632
Change in net unrealized appreciation/depreciation on investments	27,817,509	19,828,872
Change in net assets resulting from operations	101,874,695	76,116,890

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(55,696,682)	(33,497,262)
Change in net assets resulting from distributions	(55,696,682)	(33,497,262)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	801,378,690	830,545,450
Distributions reinvested	55,664,279	33,497,262
Value of shares redeemed	(841,566,970)	(819,603,334)
Change in net assets resulting from capital transactions	15,475,999	44,439,378
Change in net assets	61,654,012	87,059,006

NET ASSETS:
Beginning of period	206,580,078	119,521,072
End of period	$268,234,090	$206,580,078

SHARE TRANSACTIONS:
Issued	8,971,821	12,101,786	(a)
Reinvested	861,676	376,649	(a)
Redeemed	(9,357,371)	(12,210,243	)(a)
Change in shares	476,126	268,192

(a)	As described in Note 8, share amounts have been adjusted for 2:1 share split that occurred on December 11, 2020.

See accompanying notes to financial statements.

334 :: ProFund VP UltraNasdaq-100 :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020(a)	Year Ended Dec. 31, 2019(a)	Year Ended Dec. 31, 2018(a)	Year Ended Dec. 31, 2017(a)
Net Asset Value, Beginning of Period	$92.87	$61.10	$34.00	$56.77	$34.50

Investment Activities:
Net investment income (loss)(b)	(1.08)	(0.76)	(0.12)	(0.21)	(0.33)
Net realized and unrealized gains (losses) on investments	35.05	52.59	27.22	1.11	23.75
Total income (loss) from investment activities	33.97	51.83	27.10	0.90	23.42

Distributions to Shareholders From:
Net realized gains on investments	(27.52)	(20.06)	—	(23.67)	(1.15)

Net Asset Value, End of Period	$99.32	$92.87	$61.10	$34.00	$56.77

Total Return	52.51%	86.30%	79.66%	(9.63)%	68.33%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.74%	1.76%	1.74%	1.69%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(1.20)%	(1.05)%	(0.25)%	(0.40)%	(0.68)%

Supplemental Data:
Net assets, end of period (000's)	$268,234	$206,580	$119,521	$82,454	$131,438
Portfolio turnover rate(c)	20%	55%	44%	29%	4%

(a)	As described in Note 8, share amounts have been adjusted for 2:1 share split that occurred on December 14, 2020.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP UltraShort Dow 30 :: 335

ProFund VP UltraShort Dow 30 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the Dow Jones Industrial Average® (the "Index") for a single day, not for any other period. A "single day" is measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund's stated multiple (-2x) times the return of the Fund's Index for the same period. For periods longer than a single day, the Fund will lose money if the Index's performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2021, the Fund had a total return of -35.11%. For the same period, the Index had a total return of 20.95%1 and a volatility of 12.42%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice the inverse of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice the inverse of the daily return of the Index. The Index is a price-weighted index. The Index includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors, and accurately represents the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks. Instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment, and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component's core business. When such an event necessitates that one component be replaced, the entire Index is reviewed.

During the year ended December 31, 2021, the Fund invested in swap agreements as a substitute for shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraShort Dow 30 from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP UltraShort Dow 30	-35.11%	-32.96%	-30.31%
Dow Jones Industrial Average®	20.95%	15.51%	14.21%

Expense Ratios**

Fund	Gross	Net
ProFund VP UltraShort Dow 30	1.46%	1.46%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200)%
Total Exposure	(200)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP UltraShort Dow 30 primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Dow Jones Industrial Average® Index – Composition

% of Index
Information Technology	22%
Health Care	18%
Financials	16%
Consumer Discretionary	15%
Industrials	14%
Consumer Staples	8%
Communication Services	4%
Energy	2%
Materials	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

336 :: ProFund VP UltraShort Dow 30 :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2021

Repurchase Agreements(a) (97.5%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $4,000	$4,000	$4,000
TOTAL REPURCHASE AGREEMENTS (Cost $4,000)		4,000
TOTAL INVESTMENT SECURITIES (Cost $4,000)—97.5%		4,000
Net other assets (liabilities)—2.5%		104
NET ASSETS—100.0%		$4,104

(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements—Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones Industrial Average	Goldman Sachs International	1/27/22	(0.43)%	$(5,270)	$(5)
Dow Jones Industrial Average	UBS AG	1/27/22	(0.28)%	(2,955)	(3)
				$(8,225)	$(8)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraShort Dow 30 :: 337

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$4,000
Repurchase agreements, at value	4,000
Total Investment Securities, at value	4,000
Cash	156
Prepaid expenses	—	(a)
TOTAL ASSETS	4,156

LIABILITIES:
Payable for capital shares redeemed	30
Unrealized depreciation on swap agreements	8
Advisory fees payable	3
Management services fees payable	—	(a)
Administration fees payable	—	(a)
Administrative services fees payable	1
Distribution fees payable	2
Transfer agency fees payable	—	(a)
Fund accounting fees payable	—	(a)
Compliance services fees payable	—	(a)
Other accrued expenses	8
TOTAL LIABILITIES	52
NET ASSETS	$4,104

NET ASSETS CONSIST OF:
Capital	$973,019
Total distributable earnings (loss)	(968,915)
NET ASSETS	$4,104
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,103
Net Asset Value (offering and redemption price per share)	$3.72

(a)	Amount is less than $0.50.

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Interest	$— (a)

EXPENSES:
Advisory fees	108
Management services fees	14
Administration fees	10
Transfer agency fees	9
Administrative services fees	2
Distribution fees	36
Custody fees	2
Fund accounting fees	6
Trustee fees	— (a)
Compliance services fees	— (a)
Other fees	16
TOTAL NET EXPENSES	203
NET INVESTMENT INCOME (LOSS)	(203)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Gain received from non-recurring class action settlement	25
Net realized gains (losses) on swap agreements	(14,005)
Change in net unrealized appreciation/depreciation on swap agreements	80
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(13,900)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,103)

See accompanying notes to financial statements.

338 :: ProFund VP UltraShort Dow 30 :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(203)	$(238)
Net realized gains (losses) on investments	(13,980)	111,234
Change in net unrealized appreciation/depreciation on investments	80	(114)
Change in net assets resulting from operations	(14,103)	110,882

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(109,160)	(185)
Change in net assets resulting from distributions	(109,160)	(185)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	2,010,525	4,315,564
Distributions reinvested	4,415	185
Value of shares redeemed	(1,894,037)	(4,423,377)
Change in net assets resulting from capital transactions	120,903	(107,628)
Change in net assets	(2,360)	3,069

NET ASSETS:
Beginning of period	6,464	3,395
End of period	$4,104	$6,464

SHARE TRANSACTIONS:
Issued	246,164	39,938	(a)
Reinvested	1,027	2	(a)
Redeemed	(246,176)	(39,875	)(a)
Change in shares	1,015	65

(a)	As described in Note 8, share amounts have been adjusted for 1:5 reverse share split that occurred on December 14, 2020.

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP UltraShort Dow 30 :: 339

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021		Year Ended Dec. 31, 2020(a)		Year Ended Dec. 31, 2019(a)(b)	Year Ended Dec. 31, 2018(a)(b)	Year Ended Dec. 31, 2017(a)(b)
Net Asset Value, Beginning of Period	$73.45		$147.61		$256.37	$250.06	$415.83

Investment Activities:
Net investment income (loss)(c)	(0.09)		(1.40)		1.60	1.34	(3.45)
Net realized and unrealized gains (losses) on investments	(19.00)		(64.52	)(d)	(95.56)	4.97	(162.32)
Total income (loss) from investment activities	(19.09)		(65.92)		(93.96)	6.31	(165.77)

Distributions to Shareholders From:
Net investment income	—		(8.24)		(6.30)	—	—
Net realized gains on investments	(50.64)		—		(8.50)	—	—
Total distributions	(50.64)		(8.24)		(14.80)	—	—

Net Asset Value, End of Period	$3.72		$73.45		$147.61	$256.37	$250.06

Total Return	(35.11	)%(e)	(45.44)%		(37.95)%	2.56%	(39.90)%

Ratios to Average Net Assets:
Gross expenses	1.41%		1.46%		1.48%	1.61%	1.68%
Net expenses	1.41%		1.46%		1.45%	1.26%	1.68%
Net investment income (loss)	(1.41)%		(1.28)%		0.83%	0.59%	(0.99)%

Supplemental Data:
Net assets, end of period (000's)	$4		$6		$3	$6	$8
Portfolio turnover rate(f)	—		—		—	—	—

(a)	As described in Note 8, share amounts have been adjusted for 1:5 reverse share split that occurred on December 14, 2020.
(b)	As described in Note 8, share amounts have been adjusted for 1:8 reverse share split that occurred on November 18, 2019.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(e)	During the year ended December 31, 2021, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.40%.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

340 :: ProFund VP UltraShort Nasdaq-100 :: Management Discussion of Fund Performance

ProFund VP UltraShort Nasdaq-100 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the Nasdaq-100® Index (the "Index") for a single day, not for any other period. A "single day" is measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund's stated multiple (-2x) times the return of the Fund's Index for the same period. For periods longer than a single day, the Fund will lose money if the Index's performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2021, the Fund had a total return of -42.71%. For the same period, the Index had a total return of 27.51%1 and a volatility of 18.57%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice the inverse of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice the inverse of the daily return of the Index. The Index, a modified market capitalization-weighted index, includes 100 of the largest non-financial domestic and international issues listed on Nasdaq.

During the year ended December 31, 2021, the Fund invested in swap agreements as a substitute for shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraShort Nasdaq-100 from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP UltraShort Nasdaq-100	-42.71%	-47.63%	-41.18%
Nasdaq-100® Index	27.51%	28.63%	23.15%

Expense Ratios**

Fund	Gross	Net
ProFund VP UltraShort Nasdaq-100	1.78%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200)%
Total Exposure	(200)%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP UltraShort Nasdaq-100 primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Nasdaq-100® Index – Composition

% of Index
Information Technology	51%
Communication Services	18%
Consumer Discretionary	16%
Health Care	6%
Consumer Staples	5%
Industrials	3%
Utilities	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP UltraShort Nasdaq-100 :: 341

Schedule of Portfolio Investments :: December 31, 2021

Repurchase Agreements(a)(b) (81.4%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $365,000	$365,000	$365,000
TOTAL REPURCHASE AGREEMENTS (Cost $365,000)		365,000
TOTAL INVESTMENT SECURITIES (Cost $365,000)—81.4%		365,000
Net other assets (liabilities)—18.6%		83,574
NET ASSETS—100.0%		$448,574

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2021, the aggregate amount held in a segregated account was $210,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements—Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Nasdaq-100 Index	Goldman Sachs International	1/27/22	(0.43)%	$(664,248)	$9,970
Nasdaq-100 Index	UBS AG	1/27/22	(0.23)%	(232,509)	910
				$(896,757)	$10,880

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

342 :: ProFund VP UltraShort Nasdaq-100 :: Financial Statements

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$365,000
Repurchase agreements, at value	365,000
Total Investment Securities, at value	365,000
Cash	173
Unrealized appreciation on swap agreements	10,880
Receivable for capital shares issued	78,519
Prepaid expenses	16
TOTAL ASSETS	454,588

LIABILITIES:
Advisory fees payable	2,085
Management services fees payable	278
Administration fees payable	147
Administrative services fees payable	1,014
Distribution fees payable	1,268
Transfer agency fees payable	241
Fund accounting fees payable	81
Compliance services fees payable	7
Other accrued expenses	893
TOTAL LIABILITIES	6,014
NET ASSETS	$448,574

NET ASSETS CONSIST OF:
Capital	$5,816,675
Total distributable earnings (loss)	(5,368,101)
NET ASSETS	$448,574
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	42,053
Net Asset Value (offering and redemption price per share)	$10.67

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Interest	$47

EXPENSES:
Advisory fees	11,581
Management services fees	1,544
Administration fees	1,350
Transfer agency fees	1,154
Administrative services fees	3,065
Distribution fees	3,860
Custody fees	940
Fund accounting fees	775
Trustee fees	34
Compliance services fees	7
Other fees	1,141
Recoupment of prior expenses reduced by the Advisor	1,388
Total Gross Expenses before reductions	26,839
Expenses reduced and reimbursed by the Advisor	(909)
TOTAL NET EXPENSES	25,930
NET INVESTMENT INCOME (LOSS)	(25,883)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	(339,086)
Change in net unrealized appreciation/depreciation on swap agreements	12,461
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(326,625)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(352,508)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraShort Nasdaq-100 :: 343

Statements of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(25,883)	$(27,761)
Net realized gains (losses) on investments	(339,086)	3,208,340
Change in net unrealized appreciation/depreciation on investments	12,461	(10,802)
Change in net assets resulting from operations	(352,508	3,169,777

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(2,439,139)	(6,414)
Change in net assets resulting from distributions	(2,439,139)	(6,414)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	242,521,359	271,425,451
Distributions reinvested	2,439,139	6,414
Value of shares redeemed	(241,957,148)	(275,384,534)
Change in net assets resulting from capital transactions	3,003,350	(3,952,669)
Change in net assets	211,703	(789,306)

NET ASSETS:
Beginning of period	236,871	1,026,177
End of period	$448,574	$236,871

SHARE TRANSACTIONS:
Issued	15,773,081	6,970,122	(a)
Reinvested	134,218	256	(a)
Redeemed	(15,876,300)	(6,972,814	)(a)
Change in shares	30,999	(2,436)

(a)	As described in Note 8, share amounts have been adjusted for 1:4 reverse share split that occurred on December 14, 2020.

See accompanying notes to financial statements.

344 :: ProFund VP UltraShort Nasdaq-100 :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020(a)		Year Ended Dec. 31, 2019(a)	Year Ended Dec. 31, 2018(a)	Year Ended Dec. 31, 2017(a)(b)
Net Asset Value, Beginning of Period	$21.43	$76.07		$155.01	$175.32	$318.37

Investment Activities:
Net investment income (loss)(c)	(0.25)	(0.59)		0.52	0.52	(1.96)
Net realized and unrealized gains (losses) on investments	(7.77)	(53.72	)(d)	(78.58)	(20.83)	(141.09)
Total income (loss) from investment activities	(8.02)	(54.31)		(78.06)	(20.31)	(143.05)

Distributions to Shareholders From:
Net investment income	—	(0.33)		(0.88)	—	—
Net realized gains on investments	(2.74)	—		—	—	—
Total distributions	(2.74)	(0.33)		(0.88)	—	—

Net Asset Value, End of Period	$10.67	$21.43		$76.07	$155.01	$175.32

Total Return	(42.71)%	(71.46)%		(50.50)%	(11.59)%	(44.94)%

Ratios to Average Net Assets:
Gross expenses	1.74%	1.78%		1.68%	1.66%	1.68%
Net expenses	1.68%	1.68%		1.67%	1.66%	1.68%
Net investment income (loss)	(1.68)%	(1.49)%		0.50%	0.40%	(0.88)%

Supplemental Data:
Net assets, end of period (000's)	$449	$237		$1,026	$666	$324
Portfolio turnover rate(e)	—	—		—	—	—

(a)	As described in Note 8, share amounts have been adjusted for 1:4 reverse share split that occurred on December 14, 2020.
(b)	As described in Note 8, share amounts have been adjusted for 1:8 reverse share split that occurred on December 11, 2017.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP UltraSmall-Cap :: 345

ProFund VP UltraSmall-Cap (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Russell 2000® Index (the "Index") for a single day, not for any other period. A "single day" is measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund's stated multiple (2x) times the return of the Fund's Index for the same period. For periods longer than a single day, the Fund will lose money if the Index's performance is flat, and it is possible that the Fund will lose money even if the level of the index rises. For the year ended December 31, 2021, the Fund had a total return of 23.30%. For the same period, the Index had a total return of 14.82%1 and a volatility of 21.98%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended December 31, 2021, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraSmall-Cap from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP UltraSmall-Cap	23.30%	14.10%	19.59%
Russell 2000® Index	14.82%	12.02%	13.23%

Expense Ratios**

Fund	Gross	Net
ProFund VP UltraSmall-Cap	1.86%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	53%
Swap Agreements	147%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
AMC Entertainment Holdings, Inc.	0.3%
Synaptics, Inc.	0.2%
Lattice Semiconductor Corp.	0.2%
EastGroup Properties, Inc.	0.2%
BJ's Wholesale Club Holdings, Inc.	0.2%

Russell 2000® Index – Composition

% of Index
Health Care	19%
Financials	16%
Industrials	15%
Information Technology	15%
Consumer Discretionary	11%
Real Estate	7%
Energy	4%
Materials	4%
Consumer Staples	3%
Communication Services	3%
Utilities	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

346 :: ProFund VP UltraSmall-Cap :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (53.4%)

	Shares	Value
1-800-Flowers.com, Inc.*—Class A (Internet & Direct Marketing Retail)	135	$3,155
1Life Healthcare, Inc.* (Health Care Providers & Services)	591	10,384
1st Source Corp. (Banks)	86	4,266
1stdibs.com, Inc.* (Internet & Direct Marketing Retail)	34	425
22nd Century Group, Inc.* (Tobacco)	816	2,521
2seventy bio, Inc.* (Biotechnology)	114	2,922
2U, Inc.* (Diversified Consumer Services)	368	7,386
3D Systems Corp.* (Technology Hardware, Storage & Peripherals)	630	13,571
4D Molecular Therapeutics, Inc.* (Biotechnology)	142	3,115
89bio, Inc.* (Biotechnology)	50	654
8x8, Inc.* (Software)	572	9,587
9 Meters Biopharma, Inc.* (Pharmaceuticals)	1,148	1,124
908 Devices, Inc.* (Electronic Equipment, Instruments & Components)	95	2,458
A10 Networks, Inc. (Software)	305	5,057
AAON, Inc. (Building Products)	213	16,919
AAR Corp.* (Aerospace & Defense)	172	6,713
Aaron's Co., Inc. (The) (Specialty Retail)	158	3,895
Abercrombie & Fitch Co.*—Class A (Specialty Retail)	297	10,345
ABM Industries, Inc. (Commercial Services & Supplies)	342	13,971
Absci Corp.* (Life Sciences Tools & Services)	70	574
Acacia Research Corp.* (Professional Services)	249	1,277
Academy Sports & Outdoors, Inc.* (Leisure Products)	394	17,296
ACADIA Pharmaceuticals, Inc.* (Biotechnology)	607	14,167
Acadia Realty Trust (Equity Real Estate Investment Trusts)	440	9,605
Accel Entertainment, Inc.* (Hotels, Restaurants & Leisure)	286	3,724
Accelerate Diagnostics, Inc.* (Life Sciences Tools & Services)	167	872
ACCO Brands Corp. (Commercial Services & Supplies)	473	3,907
Accolade, Inc.* (Health Care Technology)	255	6,722
Accuray, Inc.* (Health Care Equipment & Supplies)	457	2,180
ACI Worldwide, Inc.* (Software)	598	20,751
Aclaris Therapeutics, Inc.* (Pharmaceuticals)	259	3,766
Acumen Pharmaceuticals, Inc.* (Biotechnology)	51	345
Acushnet Holdings Corp. (Leisure Products)	174	9,236
Acutus Medical, Inc.* (Health Care Equipment & Supplies)	97	331
Adagio Therapeutics, Inc.* (Biotechnology)	107	777
AdaptHealth Corp.* (Health Care Providers & Services)	363	8,879
Addus Homecare Corp.* (Health Care Providers & Services)	78	7,294
Adicet Bio, Inc.* (Pharmaceuticals)	106	1,854
Adient PLC* (Auto Components)	481	23,030
Adtalem Global Education, Inc.* (Diversified Consumer Services)	251	7,420
ADTRAN, Inc. (Communications Equipment)	244	5,571
Advanced Energy Industries, Inc. (Semiconductors & Semiconductor Equipment)	191	17,392
AdvanSix, Inc. (Chemicals)	138	6,521
Advantage Solutions, Inc.* (Media)	387	3,104
Advent Technologies Holdings, Inc.* (Electrical Equipment)	80	561
Adverum Biotechnologies, Inc.* (Biotechnology)	440	774
Aeglea BioTherapeutics, Inc.* (Biotechnology)	206	979
Aemetis, Inc.* (Oil, Gas & Consumable Fuels)	137	1,685
Aerie Pharmaceuticals, Inc.* (Pharmaceuticals)	215	1,509
Aerojet Rocketdyne Holdings, Inc. (Aerospace & Defense)	380	17,769
Aerovate Therapeutics, Inc.* (Biotechnology)	51	601
AeroVironment, Inc.* (Aerospace & Defense)	114	7,071
AerSale Corp.* (Aerospace & Defense)	48	852
Aeva Technologies, Inc.* (Electronic Equipment, Instruments & Components)	536	4,052
AFC Gamma, Inc. (Mortgage Real Estate Investment Trusts)	63	1,434
Affimed N.V.* (Biotechnology)	589	3,251
AgEagle Aerial Systems, Inc.* (Machinery)	344	540
Agenus, Inc.* (Biotechnology)	1,111	3,577
Agiliti, Inc.* (Health Care Providers & Services)	119	2,756
Agilysys, Inc.* (Software)	108	4,802
Agios Pharmaceuticals, Inc.* (Biotechnology)	275	9,039
Agree Realty Corp. (Equity Real Estate Investment Trusts)	349	24,905
Air Transport Services Group, Inc.* (Air Freight & Logistics)	299	8,785
AirSculpt Technologies, Inc.* (Health Care Providers & Services)	33	567
aka Brands Holding Corp.* (Internet & Direct Marketing Retail)	48	444
Akebia Therapeutics, Inc.* (Biotechnology)	884	1,998
Akero Therapeutics, Inc.* (Biotechnology)	130	2,750
Akouos, Inc.* (Biotechnology)	122	1,037
Akoustis Technologies, Inc.* (Electronic Equipment, Instruments & Components)	248	1,657
Akoya Biosciences, Inc.* (Life Sciences Tools & Services)	68	1,041
Alamo Group, Inc. (Machinery)	50	7,359
Alarm.com Holdings, Inc.* (Software)	240	20,354
Albany International Corp.—Class A (Machinery)	156	13,798
Albireo Pharma, Inc.* (Biotechnology)	86	2,003
Aldeyra Therapeutics, Inc.* (Biotechnology)	246	984
Alector, Inc.* (Biotechnology)	296	6,112
Alerus Financial Corp. (Diversified Financial Services)	76	2,225
Alexander & Baldwin, Inc. (Equity Real Estate Investment Trusts)	368	9,233
Alexander's, Inc. (Equity Real Estate Investment Trusts)	11	2,863
Alignment Healthcare, Inc.* (Health Care Providers & Services)	402	5,652
Aligos Therapeutics, Inc.* (Biotechnology)	107	1,270
Alkami Technology, Inc.* (Software)	144	2,889
Alkermes PLC* (Biotechnology)	813	18,910

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 347

Common Stocks, continued

	Shares	Value
Allakos, Inc.* (Biotechnology)	180	$1,762
Allegheny Technologies, Inc.* (Metals & Mining)	646	10,291
Allegiance Bancshares, Inc. (Banks)	97	4,094
Allegiant Travel Co.* (Airlines)	78	14,589
ALLETE, Inc. (Electric Utilities)	266	17,649
Allied Motion Technologies, Inc. (Electrical Equipment)	59	2,153
Allogene Therapeutics, Inc.* (Biotechnology)	345	5,147
Allovir, Inc.* (Biotechnology)	150	1,941
Allscripts Healthcare Solutions, Inc.* (Health Care Technology)	616	11,365
Alpha & Omega Semiconductor, Ltd.* (Semiconductors & Semiconductor Equipment)	108	6,540
Alpha Teknova, Inc.* (Biotechnology)	35	717
Alphatec Holdings, Inc.* (Health Care Equipment & Supplies)	358	4,092
Alpine Immune Sciences, Inc.* (Biotechnology)	59	817
Alta Equipment Group, Inc.* (Trading Companies & Distributors)	96	1,405
Altair Engineering, Inc.*—Class A (Software)	234	18,093
Altimmune, Inc.* (Biotechnology)	201	1,841
Alto Ingredients, Inc.* (Oil, Gas & Consumable Fuels)	363	1,746
Altra Industrial Motion Corp. (Machinery)	329	16,967
Altus Midstream Co.—Class A (Oil, Gas & Consumable Fuels)	17	1,042
ALX Oncology Holdings, Inc.* (Biotechnology)	90	1,934
Amalgamated Financial Corp. (Banks)	69	1,157
A-Mark Precious Metals, Inc. (Diversified Financial Services)	45	2,750
Ambac Financial Group, Inc.* (Insurance)	231	3,708
Ambarella, Inc.* (Semiconductors & Semiconductor Equipment)	179	36,318
AMC Entertainment Holdings, Inc.*(a) (Entertainment)	2,619	71,236
AMC Networks, Inc.*—Class A (Media)	148	5,097
Amerant Bancorp, Inc. (Banks)	137	4,733
Ameresco, Inc.*—Class A (Construction & Engineering)	157	12,786
American Assets Trust, Inc. (Equity Real Estate Investment Trusts)	253	9,495
American Axle & Manufacturing Holdings, Inc.* (Auto Components)	572	5,337
American Eagle Outfitters, Inc. (Specialty Retail)	772	19,547
American Equity Investment Life Holding Co. (Insurance)	419	16,307
American Finance Trust, Inc. (Equity Real Estate Investment Trusts)	630	5,752
American National Bankshares, Inc. (Banks)	53	1,997
American National Group, Inc. (Insurance)	38	7,176
American Outdoor Brands, Inc.* (Leisure Products)	71	1,415
American Public Education, Inc.* (Diversified Consumer Services)	94	2,092
American Software, Inc.—Class A (Software)	159	4,161
American States Water Co. (Water Utilities)	187	19,343
American Superconductor Corp.* (Electrical Equipment)	140	1,523
American Vanguard Corp. (Chemicals)	149	2,442
American Well Corp.*—Class A (Health Care Technology)	928	5,605
American Woodmark Corp.* (Building Products)	84	5,477
America's Car-Mart, Inc.* (Specialty Retail)	30	3,072
Ameris Bancorp (Banks)	337	16,742
AMERISAFE, Inc. (Insurance)	97	5,222
Amicus Therapeutics, Inc.* (Biotechnology)	1,333	15,396
Amkor Technology, Inc. (Semiconductors & Semiconductor Equipment)	518	12,841
AMMO, Inc.* (Leisure Products)	442	2,409
AMN Healthcare Services, Inc.* (Health Care Providers & Services)	239	29,237
Amneal Pharmaceuticals, Inc.* (Pharmaceuticals)	506	2,424
Amphastar Pharmaceuticals, Inc.* (Pharmaceuticals)	188	4,379
Ampio Pharmaceuticals, Inc.* (Pharmaceuticals)	988	563
Amyris, Inc.* (Oil, Gas & Consumable Fuels)	897	4,853
AnaptysBio, Inc.* (Biotechnology)	98	3,406
Anavex Life Sciences Corp.* (Biotechnology)	340	5,896
Angel Oak Mortgage, Inc. (Mortgage Real Estate Investment Trusts)	37	606
AngioDynamics, Inc.* (Health Care Equipment & Supplies)	190	5,240
Angion Biomedica Corp.* (Pharmaceuticals)	110	319
ANI Pharmaceuticals, Inc.* (Pharmaceuticals)	55	2,534
Anika Therapeutics, Inc.* (Health Care Equipment & Supplies)	73	2,616
Annexon, Inc.* (Biotechnology)	158	1,815
Antares Pharma, Inc.* (Health Care Equipment & Supplies)	846	3,020
Anterix, Inc.* (Diversified Telecommunication Services)	59	3,467
Antero Resources Corp.* (Oil, Gas & Consumable Fuels)	1,451	25,393
Apartment Investment and Management Co.* (Equity Real Estate Investment Trusts)	766	5,914
Apellis Pharmaceuticals, Inc.* (Biotechnology)	362	17,115
API Group Corp.* (Construction & Engineering)	1,023	26,364
Apogee Enterprises, Inc. (Building Products)	126	6,067
Apollo Commercial Real Estate Finance, Inc. (Mortgage Real Estate Investment Trusts)	712	9,370
Apollo Medical Holdings, Inc.* (Health Care Providers & Services)	191	14,035
Appfolio, Inc.* (Software)	97	11,743
AppHarvest, Inc.* (Food Products)	354	1,377
Appian Corp.* (Software)	199	12,977
Apple Hospitality REIT, Inc. (Equity Real Estate Investment Trusts)	1,087	17,555
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	195	20,026
Applied Molecular Transport, Inc.* (Biotechnology)	127	1,775
Applied Therapeutics, Inc.* (Biotechnology)	90	806
Apria, Inc.* (Health Care Providers & Services)	100	3,260
Apyx Medical Corp.* (Health Care Equipment & Supplies)	158	2,026
AquaBounty Technologies, Inc.* (Biotechnology)	266	559
Arbor Realty Trust, Inc. (Mortgage Real Estate Investment Trusts)	730	13,374
Arbutus Biopharma Corp.* (Biotechnology)	407	1,583
ArcBest Corp. (Road & Rail)	128	15,341

See accompanying notes to financial statements.

348 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Arch Resources, Inc. (Oil, Gas & Consumable Fuels)	77	$7,032
Archrock, Inc. (Energy Equipment & Services)	684	5,116
Arcimoto, Inc.* (Automobiles)	145	1,128
Arconic Corp.* (Metals & Mining)	542	17,890
Arcosa, Inc. (Construction & Engineering)	246	12,964
Arcturus Therapeutics Holdings, Inc.* (Biotechnology)	107	3,960
Arcus Biosciences, Inc.* (Biotechnology)	227	9,187
Arcutis Biotherapeutics, Inc.* (Biotechnology)	140	2,904
Ardelyx, Inc.* (Biotechnology)	490	539
Arena Pharmaceuticals, Inc.* (Biotechnology)	313	29,090
Ares Commercial Real Estate Corp. (Mortgage Real Estate Investment Trusts)	222	3,228
Argan, Inc. (Construction & Engineering)	76	2,940
Argo Group International Holdings, Ltd. (Insurance)	161	9,356
Aris Water Solution, Inc.*—Class A (Commercial Services & Supplies)	99	1,282
Arko Corp.* (Specialty Retail)	612	5,367
Arlo Technologies, Inc.* (Electronic Equipment, Instruments & Components)	428	4,490
Armada Hoffler Properties, Inc. (Equity Real Estate Investment Trusts)	306	4,657
ARMOUR Residential REIT, Inc. (Mortgage Real Estate Investment Trusts)	452	4,434
Array Technologies, Inc.* (Electrical Equipment)	648	10,167
Arrow Financial Corp. (Banks)	70	2,466
Arrowhead Pharmaceuticals, Inc.* (Biotechnology)	514	34,078
Arteris, Inc.* (Software)	26	549
Artesian Resources Corp.—Class A (Water Utilities)	41	1,900
Artisan Partners Asset Management, Inc. (Capital Markets)	297	14,149
Arvinas, Inc.* (Pharmaceuticals)	239	19,630
Asana, Inc.*—Class A (Software)	361	26,913
Asbury Automotive Group, Inc.* (Specialty Retail)	117	20,209
Asensus Surgical, Inc.* (Health Care Equipment & Supplies)	1,186	1,316
ASGN, Inc.* (Professional Services)	258	31,837
Ashford Hospitality Trust, Inc.* (Equity Real Estate Investment Trusts)	86	826
Aspen Aerogels, Inc.* (Energy Equipment & Services)	112	5,576
Aspira Women's Health, Inc.* (Health Care Equipment & Supplies)	369	653
Assetmark Financial Holdings, Inc.* (Capital Markets)	92	2,411
Associated Banc-Corp. (Banks)	754	17,033
Associated Capital Group, Inc.—Class A (Capital Markets)	9	387
Astec Industries, Inc. (Machinery)	115	7,966
Astronics Corp.* (Aerospace & Defense)	126	1,512
Atara Biotherapeutics, Inc.* (Biotechnology)	441	6,950
Atea Pharmaceuticals, Inc.* (Biotechnology)	327	2,923
Aterian, Inc.* (Household Durables)	132	543
Athenex, Inc.* (Biotechnology)	438	596
Athersys, Inc.* (Biotechnology)	1,038	937
Athira Pharma, Inc.* (Pharmaceuticals)	164	2,137
Atkore, Inc.* (Electrical Equipment)	234	26,017
Atlantic Capital Bancshares, Inc.* (Banks)	100	2,877
Atlantic Union Bankshares (Banks)	383	14,282
Atlanticus Holdings Corp.* (Consumer Finance)	25	1,783
Atlas Air Worldwide Holdings, Inc.* (Air Freight & Logistics)	146	13,742
Atlas Technical Consultants, Inc.* (Professional Services)	73	615
ATN International, Inc. (Diversified Telecommunication Services)	56	2,237
Atomera, Inc.* (Semiconductors & Semiconductor Equipment)	103	2,072
Atossa Therapeutics, Inc.* (Health Care Equipment & Supplies)	593	949
Atreca, Inc.*—Class A (Biotechnology)	132	400
AtriCure, Inc.* (Health Care Equipment & Supplies)	227	15,783
Atrion Corp. (Health Care Equipment & Supplies)	7	4,934
Aura Biosciences, Inc.* (Biotechnology)	28	475
Avalo Therapeutics, Inc.* (Pharmaceuticals)	316	537
Avanos Medical, Inc.* (Health Care Equipment & Supplies)	244	8,459
Avaya Holdings Corp.*—Class C (Software)	418	8,276
Aveanna Healthcare Holdings, Inc.* (Health Care Providers & Services)	200	1,480
Aviat Networks, Inc.* (Communications Equipment)	55	1,764
Avid Bioservices, Inc.* (Biotechnology)	306	8,929
Avid Technology, Inc.* (Technology Hardware, Storage & Peripherals)	183	5,960
Avidity Biosciences, Inc.* (Biotechnology)	191	4,540
AvidXchange Holdings, Inc.* (Software)	128	1,928
Avient Corp. (Chemicals)	462	25,849
Avis Budget Group, Inc.* (Road & Rail)	210	43,548
Avista Corp. (Multi-Utilities)	359	15,254
Avita Medical, Inc.* (Biotechnology)	123	1,474
Avrobio, Inc.* (Biotechnology)	192	739
Axcelis Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	169	12,601
AxoGen, Inc.* (Health Care Equipment & Supplies)	196	1,837
Axonics, Inc.* (Health Care Equipment & Supplies)	232	12,992
Axos Financial, Inc.*—Class I (Thrifts & Mortgage Finance)	289	16,158
Axsome Therapeutics, Inc.* (Pharmaceuticals)	141	5,327
AXT, Inc.* (Semiconductors & Semiconductor Equipment)	205	1,806
AZZ, Inc. (Electrical Equipment)	126	6,967
B Riley Financial, Inc. (Capital Markets)	103	9,153
B&G Foods, Inc.(a)—Class A (Food Products)	325	9,987
Babcock & Wilcox Enterprises, Inc.* (Electrical Equipment)	281	2,535
Badger Meter, Inc. (Electronic Equipment, Instruments & Components)	148	15,771
Balchem Corp. (Chemicals)	163	27,482
Bally's Corp.* (Hotels, Restaurants & Leisure)	166	6,318
Banc of California, Inc. (Banks)	278	5,454
BancFirst Corp. (Banks)	87	6,139

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 349

Common Stocks, continued

	Shares	Value
Banco Latinoamericano de Comercio Exterior S.A.—Class E (Diversified Financial Services)	157	$2,606
Bandwidth, Inc.* (Diversified Telecommunication Services)	117	8,396
Bank First Corp. (Banks)	33	2,384
Bank of Marin Bancorp (Banks)	78	2,904
BankUnited, Inc. (Banks)	451	19,082
Banner Corp. (Banks)	173	10,496
Bar Harbor Bankshares (Banks)	75	2,170
Barnes & Noble Education, Inc.* (Specialty Retail)	229	1,559
Barnes Group, Inc. (Machinery)	240	11,182
Barrett Business Services, Inc. (Professional Services)	38	2,624
Bassett Furniture Industries, Inc. (Household Durables)	47	788
Beacon Roofing Supply, Inc.* (Trading Companies & Distributors)	283	16,230
Beam Global* (Electrical Equipment)	45	837
Beam Therapeutics, Inc.* (Biotechnology)	260	20,719
Beauty Health Co. (The)* (Personal Products)	437	10,558
Beazer Homes USA, Inc.* (Household Durables)	148	3,437
Bed Bath & Beyond, Inc.* (Specialty Retail)	515	7,509
Belden, Inc. (Electronic Equipment, Instruments & Components)	224	14,724
BellRing Brands, Inc.*—Class A (Personal Products)	202	5,763
Benchmark Electronics, Inc. (Electronic Equipment, Instruments & Components)	178	4,824
Benefitfocus, Inc.* (Software)	127	1,354
Berkeley Lights, Inc.* (Life Sciences Tools & Services)	246	4,472
Berkshire Hills Bancorp, Inc. (Banks)	248	7,051
Berry Corp. (Oil, Gas & Consumable Fuels)	342	2,880
Beyondspring, Inc.* (Biotechnology)	114	516
BGC Partners, Inc.—Class A (Capital Markets)	1,604	7,459
Big 5 Sporting Goods Corp. (Specialty Retail)	106	2,015
Big Lots, Inc. (Multiline Retail)	163	7,343
BigCommerce Holdings, Inc.*—Class 1 (IT Services)	245	8,666
Biglari Holdings, Inc.*—Class B (Hotels, Restaurants & Leisure)	4	570
BioAtla, Inc.* (Biotechnology)	79	1,551
BioCryst Pharmaceuticals, Inc.* (Biotechnology)	913	12,645
BioDelivery Sciences International, Inc.* (Pharmaceuticals)	472	1,463
Biodesix, Inc.* (Health Care Providers & Services)	62	328
Biohaven Pharmaceutical Holding Co., Ltd.* (Biotechnology)	282	38,862
BioLife Solutions, Inc.* (Health Care Equipment & Supplies)	53	1,975
Biomea Fusion, Inc.* (Biotechnology)	110	820
Bionano Genomics, Inc.* (Life Sciences Tools & Services)	1,479	4,422
Bioventus, Inc.*—Class A (Health Care Equipment & Supplies)	142	2,058
Bioxcel Therapeutics, Inc.* (Biotechnology)	87	1,769
BJ's Restaurants, Inc.* (Hotels, Restaurants & Leisure)	114	3,939
BJ's Wholesale Club Holdings, Inc.* (Food & Staples Retailing)	695	46,543
Black Diamond Therapeutics, Inc.* (Biotechnology)	115	613
Black Hills Corp. (Multi-Utilities)	325	22,935
Blackbaud, Inc.* (Software)	243	19,192
Blackline, Inc.* (Software)	275	28,474
Blackstone Mortgage Trust, Inc.—Class A (Mortgage Real Estate Investment Trusts)	798	24,434
Blink Charging Co.*(a) (Specialty Retail)	185	4,904
Bloom Energy Corp.* (Electrical Equipment)	721	15,812
Bloomin' Brands, Inc.* (Hotels, Restaurants & Leisure)	449	9,420
Blucora, Inc.* (Capital Markets)	246	4,261
Blue Bird Corp.* (Machinery)	80	1,251
Blue Foundry Bancorp* (Thrifts & Mortgage Finance)	142	2,077
Blue Ridge Bankshares, Inc. (Banks)	88	1,575
Bluebird Bio, Inc.* (Biotechnology)	342	3,417
Bluegreen Vacations Holding Corp.* (Hotels, Restaurants & Leisure)	73	2,562
BlueLinx Holdings, Inc.* (Trading Companies & Distributors)	47	4,501
Blueprint Medicines Corp.* (Biotechnology)	297	31,812
BM Technologies, Inc.* (IT Services)	23	212
Boise Cascade Co. (Trading Companies & Distributors)	200	14,240
Bolt Biotherapeutics, Inc.* (Biotechnology)	116	568
Boot Barn Holdings, Inc.* (Specialty Retail)	148	18,211
Boston Omaha Corp.*—Class A (Media)	103	2,959
Bottomline Technologies, Inc.* (Software)	228	12,875
Box, Inc.*—Class A (Software)	708	18,543
Brady Corp.—Class A (Commercial Services & Supplies)	239	12,882
Braemar Hotels & Resorts, Inc.* (Equity Real Estate Investment Trusts)	290	1,479
Brandywine Realty Trust (Equity Real Estate Investment Trusts)	860	11,541
Bridgebio Pharma, Inc.* (Biotechnology)	538	8,974
Bridgewater Bancshares, Inc.* (Thrifts & Mortgage Finance)	107	1,893
Brigham Minerals, Inc. (Oil, Gas & Consumable Fuels)	221	4,661
Bright Health Group, Inc.* (Insurance)	269	925
Brightcove, Inc.* (IT Services)	206	2,105
Brightsphere Investment Group, Inc. (Capital Markets)	294	7,526
BrightSpire Capital, Inc. (Mortgage Real Estate Investment Trusts)	428	4,391
BrightView Holdings, Inc.* (Commercial Services & Supplies)	208	2,929
Brinker International, Inc.* (Hotels, Restaurants & Leisure)	230	8,416
Bristow Group, Inc.* (Energy Equipment & Services)	120	3,800
Broadmark Realty Capital, Inc. (Mortgage Real Estate Investment Trusts)	651	6,139
Broadstone Net Lease, Inc. (Equity Real Estate Investment Trusts)	798	19,806
Brookdale Senior Living, Inc.* (Health Care Providers & Services)	938	4,840

See accompanying notes to financial statements.

350 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Brookfield Infrastructure Corp.—Class A (Gas Utilities)	313	$21,365
Brookline Bancorp, Inc. (Banks)	389	6,298
Brooklyn ImmunoTherapeutics, Inc.* (Entertainment)	150	626
BRP Group, Inc.*—Class A (Insurance)	240	8,666
BRT Apartments Corp. (Equity Real Estate Investment Trusts)	58	1,391
BTRS Holdings, Inc.* (Software)	334	2,612
Business First Bancshares, Inc. (Banks)	97	2,746
Butterfly Network, Inc.* (Health Care Equipment & Supplies)	633	4,235
Byline Bancorp, Inc. (Banks)	126	3,446
Byrna Technologies, Inc.* (Aerospace & Defense)	93	1,242
C4 Therapeutics, Inc.* (Biotechnology)	196	6,311
Cabot Corp. (Chemicals)	285	16,017
Cactus, Inc.—Class A (Energy Equipment & Services)	281	10,715
Cadence Bank (Banks)	953	28,391
Cadiz, Inc.* (Water Utilities)	109	421
Cadre Holdings, Inc. (Aerospace & Defense)	32	813
Caesarstone, Ltd. (Building Products)	115	1,304
CalAmp Corp.* (Communications Equipment)	180	1,271
Calavo Growers, Inc. (Food Products)	87	3,689
Caleres, Inc. (Specialty Retail)	187	4,241
California Resources Corp. (Oil, Gas & Consumable Fuels)	411	17,554
California Water Service Group (Water Utilities)	267	19,187
Calix, Inc.* (Communications Equipment)	280	22,391
Callaway Golf Co.* (Leisure Products)	587	16,107
Callon Petroleum Co.* (Oil, Gas & Consumable Fuels)	241	11,387
Cal-Maine Foods, Inc. (Food Products)	207	7,657
Cambium Networks Corp.* (Communications Equipment)	55	1,410
Cambridge Bancorp (Banks)	35	3,276
Camden National Corp. (Banks)	75	3,612
Camping World Holdings, Inc.—Class A (Specialty Retail)	212	8,565
Cannae Holdings, Inc.* (Diversified Financial Services)	430	15,115
Canoo, Inc.* (Automobiles)	539	4,161
Cantaloupe, Inc.* (IT Services)	295	2,620
Capital Bancorp, Inc. (Banks)	39	1,022
Capital City Bank Group, Inc. (Banks)	68	1,795
Capitol Federal Financial, Inc. (Thrifts & Mortgage Finance)	659	7,466
Capstar Financial Holdings, Inc. (Banks)	104	2,187
Cara Therapeutics, Inc.* (Biotechnology)	225	2,741
Cardiff Oncology, Inc.* (Biotechnology)	193	1,160
Cardiovascular Systems, Inc.* (Health Care Equipment & Supplies)	201	3,775
Cardlytics, Inc.* (Media)	164	10,839
CareDx, Inc.* (Biotechnology)	256	11,643
CareTrust REIT, Inc. (Equity Real Estate Investment Trusts)	489	11,164
Cargurus, Inc.* (Interactive Media & Services)	484	16,282
Caribou Biosciences, Inc.* (Biotechnology)	103	1,554
CarLotz, Inc.* (Specialty Retail)	363	824
CarParts.com, Inc.* (Internet & Direct Marketing Retail)	248	2,778
Carpenter Technology Corp. (Metals & Mining)	242	7,064
Carriage Services, Inc. (Diversified Consumer Services)	78	5,026
Carrols Restaurant Group, Inc. (Hotels, Restaurants & Leisure)	169	500
Cars.com, Inc.* (Interactive Media & Services)	347	5,583
Carter Bankshares, Inc.* (Banks)	131	2,016
Casa Systems, Inc.* (Communications Equipment)	161	913
Casella Waste Systems, Inc.*—Class A (Commercial Services & Supplies)	249	21,270
Casper Sleep, Inc.* (Household Durables)	147	982
Cass Information Systems, Inc. (IT Services)	70	2,752
Cassava Sciences, Inc.*(a) (Pharmaceuticals)	194	8,478
Castle Biosciences, Inc.* (Biotechnology)	108	4,630
Castlight Health, Inc.*—Class B (Health Care Technology)	625	963
Catalyst Pharmaceuticals, Inc.* (Biotechnology)	492	3,331
CatchMark Timber Trust, Inc.—Class A (Equity Real Estate Investment Trusts)	248	2,160
Cathay General Bancorp (Banks)	376	16,164
Cavco Industries, Inc.* (Household Durables)	47	14,930
CBIZ, Inc.* (Professional Services)	249	9,741
CBTX, Inc. (Banks)	93	2,697
CECO Environmental Corp.* (Commercial Services & Supplies)	158	984
Celcuity, Inc.* (Biotechnology)	49	646
Celldex Therapeutics, Inc.* (Biotechnology)	233	9,003
CEL-SCI Corp.* (Biotechnology)	182	1,292
Celsius Holdings, Inc.* (Beverages)	274	20,432
Centennial Resource Development, Inc.*— Class A (Oil, Gas & Consumable Fuels)	934	5,585
Centerspace (Equity Real Estate Investment Trusts)	72	7,985
Central Garden & Pet Co.* (Household Products)	50	2,632
Central Garden & Pet Co.*—Class A (Household Products)	205	9,809
Central Pacific Financial Corp. (Banks)	139	3,916
Centrus Energy Corp.*—Class A (Oil, Gas & Consumable Fuels)	49	2,446
Century Aluminum Co.* (Metals & Mining)	260	4,306
Century Casinos, Inc.* (Hotels, Restaurants & Leisure)	138	1,681
Century Communities, Inc. (Household Durables)	152	12,432
Century Therapeutics, Inc.* (Biotechnology)	60	952
Cerence, Inc.* (Software)	192	14,715
Cerevel Therapeutics Holdings, Inc.* (Biotechnology)	207	6,711
Cerus Corp.* (Health Care Equipment & Supplies)	853	5,809
CEVA, Inc.* (Semiconductors & Semiconductor Equipment)	114	4,929
ChampionX Corp.* (Energy Equipment & Services)	1,028	20,777
ChannelAdvisor Corp.* (Software)	150	3,702
Chart Industries, Inc.* (Machinery)	185	29,505
Chase Corp. (Chemicals)	38	3,783
Chatham Lodging Trust* (Equity Real Estate Investment Trusts)	242	3,320
Chefs' Warehouse, Inc.* (Food & Staples Retailing)	159	5,295
ChemoCentryx, Inc.* (Biotechnology)	274	9,976

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 351

Common Stocks, continued

	Shares	Value
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	532	$34,325
Chesapeake Utilities Corp. (Gas Utilities)	87	12,685
Chicken Soup For The Soul Entertainment, Inc.* (Entertainment)	37	512
Chico's FAS, Inc.* (Specialty Retail)	610	3,282
Chimera Investment Corp. (Mortgage Real Estate Investment Trusts)	1,195	18,020
Chimerix, Inc.* (Biotechnology)	370	2,379
Chinook Therapeutics, Inc.* (Biotechnology)	198	3,229
ChromaDex Corp.* (Life Sciences Tools & Services)	238	890
Chuy's Holdings, Inc.* (Hotels, Restaurants & Leisure)	101	3,042
Cimpress PLC* (Commercial Services & Supplies)	89	6,373
Cinemark Holdings, Inc.* (Entertainment)	548	8,834
CIRCOR International, Inc.* (Machinery)	93	2,528
CIT Group, Inc. (Banks)	503	25,824
Citi Trends, Inc.* (Specialty Retail)	44	4,169
Citius Pharmaceuticals, Inc.* (Pharmaceuticals)	576	887
Citizens & Northern Corp. (Banks)	77	2,011
Citizens, Inc.* (Insurance)	253	1,343
City Holding Co. (Banks)	76	6,216
City Office REIT, Inc. (Equity Real Estate Investment Trusts)	217	4,279
Civista Bancshares, Inc. (Banks)	75	1,830
Civitas Resources, Inc. (Oil, Gas & Consumable Fuels)	220	10,773
Clarus Corp. (Leisure Products)	134	3,714
Clean Energy Fuels Corp.* (Oil, Gas & Consumable Fuels)	787	4,824
Cleanspark, Inc.* (Software)	174	1,656
Clear Channel Outdoor Holdings, Inc.* (Media)	1,841	6,094
Clearfield, Inc.* (Communications Equipment)	58	4,896
ClearPoint Neuro, Inc.* (Health Care Equipment & Supplies)	97	1,088
Clearwater Paper Corp.* (Paper & Forest Products)	84	3,080
Clearway Energy, Inc.—Class A (Independent Power and Renewable Electricity Producers)	177	5,926
Clearway Energy, Inc.—Class C (Independent Power and Renewable Electricity Producers)	416	14,988
Clene, Inc.* (Biotechnology)	104	426
Clipper Realty, Inc. (Equity Real Estate Investment Trusts)	62	616
Clovis Oncology, Inc.* (Biotechnology)	573	1,553
CMC Materials, Inc. (Semiconductors & Semiconductor Equipment)	144	27,603
CNB Financial Corp. (Banks)	82	2,173
CNO Financial Group, Inc. (Insurance)	624	14,876
CNX Resources Corp.* (Oil, Gas & Consumable Fuels)	1,064	14,630
Coastal Financial Corp.* (Banks)	48	2,430
Coca-Cola Consolidated, Inc. (Beverages)	24	14,861
Codex DNA, Inc.* (Life Sciences Tools & Services)	39	421
Codexis, Inc.* (Life Sciences Tools & Services)	305	9,537
Codiak Biosciences, Inc.* (Biotechnology)	81	902
Coeur Mining, Inc.* (Metals & Mining)	1,297	6,537
Cogent Biosciences, Inc.* (Biotechnology)	188	1,613
Cogent Communications Holdings, Inc. (Diversified Telecommunication Services)	216	15,807
Cohen & Steers, Inc. (Capital Markets)	126	11,656
Coherus Biosciences, Inc.* (Biotechnology)	330	5,267
Cohu, Inc.* (Semiconductors & Semiconductor Equipment)	243	9,256
Collegium Pharmaceutical, Inc.* (Pharmaceuticals)	175	3,269
Columbia Banking System, Inc. (Banks)	397	12,990
Columbia Financial, Inc.* (Thrifts & Mortgage Finance)	199	4,151
Columbus McKinnon Corp. (Machinery)	141	6,523
Comfort Systems USA, Inc. (Construction & Engineering)	181	17,908
Commercial Metals Co. (Metals & Mining)	609	22,100
Commercial Vehicle Group, Inc.* (Machinery)	163	1,314
Community Bank System, Inc. (Banks)	272	20,259
Community Health Systems, Inc.* (Health Care Providers & Services)	630	8,385
Community Healthcare Trust, Inc. (Equity Real Estate Investment Trusts)	121	5,720
Community Trust Bancorp, Inc. (Banks)	79	3,445
CommVault Systems, Inc.* (Software)	232	15,989
Compass Minerals International, Inc. (Metals & Mining)	173	8,837
Computer Programs & Systems, Inc.* (Health Care Technology)	71	2,080
CompX International, Inc. (Commercial Services & Supplies)	8	180
comScore, Inc.* (Media)	355	1,186
Comstock Resources, Inc.* (Oil, Gas & Consumable Fuels)	465	3,762
Comtech Telecommunications Corp. (Communications Equipment)	131	3,103
Concrete Pumping Holdings, Inc.* (Construction & Engineering)	131	1,074
Conduent, Inc.* (IT Services)	849	4,534
CONMED Corp. (Health Care Equipment & Supplies)	147	20,839
ConnectOne Bancorp, Inc. (Banks)	189	6,182
Conn's, Inc.* (Specialty Retail)	91	2,140
Consensus Cloud Solutions, Inc.* (Software)	82	4,745
CONSOL Energy, Inc.* (Oil, Gas & Consumable Fuels)	174	3,952
Consolidated Communications Holdings, Inc.* (Diversified Telecommunication Services)	370	2,768
Constellium SE* (Metals & Mining)	630	11,283
Construction Partners, Inc.*—Class A (Construction & Engineering)	148	4,353
Convey Health Solutions Holdings, Inc.* (Health Care Technology)	68	568
Cooper-Standard Holding, Inc.* (Auto Components)	85	1,905
Corcept Therapeutics, Inc.* (Pharmaceuticals)	485	9,603
CoreCard Corp.* (Software)	37	1,436
CoreCivic, Inc.* (Equity Real Estate Investment Trusts)	608	6,062
CorePoint Lodging, Inc.* (Equity Real Estate Investment Trusts)	199	3,124
CorMedix, Inc.* (Pharmaceuticals)	192	874

See accompanying notes to financial statements.

352 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Cornerstone Building Brands, Inc.* (Building Products)	278	$4,848
Corporate Office Properties Trust (Equity Real Estate Investment Trusts)	573	16,027
Corsair Gaming, Inc.*(a) (Technology Hardware, Storage & Peripherals)	139	2,920
Cortexyme, Inc.* (Biotechnology)	101	1,275
CorVel Corp.* (Health Care Providers & Services)	45	9,360
Costamare, Inc. (Marine)	268	3,390
Couchbase, Inc.* (Software)	50	1,248
Coursera, Inc.* (Diversified Consumer Services)	370	9,043
Covenant Logistics Group, Inc.*—Class A (Road & Rail)	61	1,612
Covetrus, Inc.* (Health Care Providers & Services)	525	10,484
Cowen, Inc.—Class A (Capital Markets)	134	4,837
CRA International, Inc. (Professional Services)	37	3,454
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)	120	15,437
Crawford & Co.—Class A (Insurance)	83	622
Crescent Energy, Inc.*—Class A (Oil, Gas & Consumable Fuels)	149	1,889
Crinetics Pharmaceuticals, Inc.* (Biotechnology)	234	6,648
Crocs, Inc.* (Textiles, Apparel & Luxury Goods)	295	37,826
Cross Country Healthcare, Inc.* (Health Care Providers & Services)	182	5,052
CrossFirst Bankshares, Inc.* (Banks)	236	3,684
CryoLife, Inc.* (Health Care Equipment & Supplies)	193	3,928
CryoPort, Inc.* (Health Care Equipment & Supplies)	206	12,189
CS Disco, Inc.* (Software)	39	1,394
CSG Systems International, Inc. (IT Services)	165	9,507
CSW Industrials, Inc. (Building Products)	75	9,065
CTO Realty Growth, Inc. (Equity Real Estate Investment Trusts)	30	1,843
CTS Corp. (Electronic Equipment, Instruments & Components)	162	5,949
Cue BioPharma, Inc.* (Biotechnology)	156	1,764
Cue Health, Inc.* (Health Care Equipment & Supplies)	74	992
Cullinan Oncology, Inc.* (Biotechnology)	131	2,021
CuriosityStream, Inc.* (Entertainment)	132	783
Curis, Inc.* (Biotechnology)	439	2,090
Curo Group Holdings Corp. (Consumer Finance)	104	1,665
Cushman & Wakefield PLC* (Real Estate Management & Development)	703	15,635
Custom Truck One Source, Inc.* (Trading Companies & Distributors)	234	1,872
Customers Bancorp, Inc. (Banks)	152	9,936
Cutera, Inc.* (Health Care Equipment & Supplies)	89	3,677
CVB Financial Corp. (Banks)	655	14,024
CVR Energy, Inc. (Oil, Gas & Consumable Fuels)	150	2,522
CVRx, Inc.* (Health Care Equipment & Supplies)	41	501
Cymabay Therapeutics, Inc.* (Pharmaceuticals)	351	1,186
Cyteir Therapeutics, Inc.* (Pharmaceuticals)	42	478
Cytek Biosciences, Inc.* (Life Sciences Tools & Services)	81	1,322
Cytokinetics, Inc.* (Biotechnology)	402	18,323
CytomX Therapeutics, Inc.* (Biotechnology)	329	1,425
CytoSorbents Corp.* (Health Care Equipment & Supplies)	209	876
Daily Journal Corp.* (Media)	6	2,140
Daktronics, Inc.* (Electronic Equipment, Instruments & Components)	186	939
Dana, Inc. (Auto Components)	737	16,818
Danimer Scientific, Inc.* (Chemicals)	459	3,911
DarioHealth Corp.* (Health Care Equipment & Supplies)	68	882
Daseke, Inc.* (Road & Rail)	204	2,048
Dave & Buster's Entertainment, Inc.* (Hotels, Restaurants & Leisure)	219	8,410
Day One Biopharmaceuticals, Inc.* (Biotechnology)	56	944
Deciphera Pharmaceuticals, Inc.* (Biotechnology)	200	1,954
Del Taco Restaurants, Inc. (Hotels, Restaurants & Leisure)	151	1,880
Delek US Holdings, Inc.* (Oil, Gas & Consumable Fuels)	333	4,992
Deluxe Corp. (Commercial Services & Supplies)	214	6,872
Denali Therapeutics, Inc.* (Biotechnology)	461	20,561
Denbury, Inc.* (Oil, Gas & Consumable Fuels)	256	19,607
Denny's Corp.* (Hotels, Restaurants & Leisure)	314	5,024
DermTech, Inc.* (Biotechnology)	123	1,943
Design Therapeutics, Inc.* (Biotechnology)	135	2,890
Designer Brands, Inc.* (Specialty Retail)	305	4,334
Desktop Metal, Inc.*—Class A (Machinery)	949	4,698
DHT Holdings, Inc. (Oil, Gas & Consumable Fuels)	719	3,732
Diamond Hill Investment Group, Inc. (Capital Markets)	15	2,913
DiamondRock Hospitality Co.* (Equity Real Estate Investment Trusts)	1,059	10,177
DICE Therapeutics, Inc.* (Pharmaceuticals)	71	1,797
Diebold Nixdorf, Inc.* (Technology Hardware, Storage & Peripherals)	365	3,303
Digi International, Inc.* (Communications Equipment)	171	4,201
Digimarc Corp.* (Software)	65	2,566
Digital Media Solutions, Inc.*—Class A (Media)	16	76
Digital Turbine, Inc.* (Software)	460	28,055
DigitalBridge Group, Inc.* (Equity Real Estate Investment Trusts)	2,460	20,492
DigitalOcean Holdings, Inc.* (IT Services)	257	20,645
Dillard's, Inc.—Class A (Multiline Retail)	30	7,351
Dime Community Bancshares, Inc. (Banks)	175	6,153
Dine Brands Global, Inc. (Hotels, Restaurants & Leisure)	83	6,292
Diodes, Inc.* (Semiconductors & Semiconductor Equipment)	221	24,268
Diversified Healthcare Trust (Equity Real Estate Investment Trusts)	1,203	3,717
DMC Global, Inc.* (Energy Equipment & Services)	94	3,723
Domo, Inc.* (Software)	142	7,043
Donegal Group, Inc.—Class A (Insurance)	75	1,072
Donnelley Financial Solutions, Inc.* (Capital Markets)	149	7,024
Dorian LPG, Ltd. (Oil, Gas & Consumable Fuels)	158	2,005
Dorman Products, Inc.* (Auto Components)	134	15,143
Douglas Dynamics, Inc. (Machinery)	115	4,492

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 353

Common Stocks, continued

	Shares	Value
Douglas Elliman, Inc.* (Real Estate Management & Development)	364	$4,186
Dril-Quip, Inc.* (Energy Equipment & Services)	178	3,503
Drive Shack, Inc.* (Hotels, Restaurants & Leisure)	419	599
Duckhorn Portfolio, Inc. (The)* (Beverages)	182	4,248
Ducommun, Inc.* (Aerospace & Defense)	55	2,572
Duluth Holdings, Inc.*—Class B (Internet & Direct Marketing Retail)	62	941
Durect Corp.* (Pharmaceuticals)	1,147	1,131
DXP Enterprises, Inc.* (Trading Companies & Distributors)	88	2,259
Dycom Industries, Inc.* (Construction & Engineering)	149	13,970
Dynavax Technologies Corp.* (Biotechnology)	546	7,682
Dyne Therapeutics, Inc.* (Biotechnology)	152	1,807
Dynex Capital, Inc. (Mortgage Real Estate Investment Trusts)	183	3,058
DZS, Inc.* (Communications Equipment)	86	1,395
E2open Parent Holdings, Inc.* (Software)	1,008	11,350
Eagle Bancorp, Inc. (Banks)	160	9,334
Eagle Bulk Shipping, Inc. (Marine)	46	2,093
Eagle Pharmaceuticals, Inc.* (Biotechnology)	58	2,953
Eargo, Inc.* (Health Care Equipment & Supplies)	153	780
Earthstone Energy, Inc.*—Class A (Oil, Gas & Consumable Fuels)	129	1,411
Easterly Government Properties, Inc. (Equity Real Estate Investment Trusts)	439	10,062
Eastern Bankshares, Inc. (Banks)	871	17,568
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts)	205	46,708
Eastman Kodak Co.* (Technology Hardware, Storage & Peripherals)	227	1,062
Ebix, Inc. (Software)	135	4,104
EchoStar Corp.*—Class A (Communications Equipment)	189	4,980
Ecovyst, Inc. (Chemicals)	260	2,662
Edgewell Personal Care Co. (Personal Products)	275	12,570
Edgewise Therapeutics, Inc.* (Pharmaceuticals)	196	2,995
Editas Medicine, Inc.* (Biotechnology)	347	9,213
eGain Corp.* (Software)	105	1,048
eHealth, Inc.* (Insurance)	125	3,188
Eiger Biopharmaceuticals, Inc.* (Biotechnology)	162	841
El Pollo Loco Holdings, Inc.* (Hotels, Restaurants & Leisure)	97	1,376
elf Beauty, Inc.* (Personal Products)	244	8,103
Eliem Therapeutics, Inc.* (Biotechnology)	36	377
Ellington Financial, Inc. (Mortgage Real Estate Investment Trusts)	273	4,666
EMCOR Group, Inc. (Construction & Engineering)	270	34,396
EMCORE Corp.* (Communications Equipment)	185	1,291
Emerald Holding, Inc.* (Media)	119	472
Emergent BioSolutions, Inc.* (Biotechnology)	248	10,781
Empire State Realty Trust, Inc. (Equity Real Estate Investment Trusts)	725	6,453
Employers Holdings, Inc. (Insurance)	142	5,876
Enact Holdings, Inc. (Thrifts & Mortgage Finance)	75	1,550
Enanta Pharmaceuticals, Inc.* (Biotechnology)	98	7,328
Encore Capital Group, Inc.* (Consumer Finance)	148	9,192
Encore Wire Corp. (Electrical Equipment)	100	14,310
Endo International PLC* (Pharmaceuticals)	1,162	4,369
Energizer Holdings, Inc. (Household Products)	345	13,835
Energy Fuels, Inc.* (Oil, Gas & Consumable Fuels)	784	5,982
Energy Recovery, Inc.* (Machinery)	211	4,534
Enerpac Tool Group Corp. (Machinery)	306	6,206
EnerSys (Electrical Equipment)	217	17,155
Enfusion, Inc.*—Class A (Software)	110	2,303
EngageSmart, Inc.* (Software)	81	1,954
Ennis, Inc. (Commercial Services & Supplies)	129	2,519
Enova International, Inc.* (Consumer Finance)	184	7,537
EnPro Industries, Inc. (Machinery)	105	11,557
Enstar Group, Ltd.* (Insurance)	63	15,598
Entercom Communications Corp.* (Media)	598	1,537
Enterprise Bancorp, Inc. (Banks)	47	2,111
Enterprise Financial Services Corp. (Banks)	180	8,476
Entrada Therapeutics, Inc.* (Biotechnology)	46	788
Entravision Communications Corp.—Class A (Media)	305	2,068
Envestnet, Inc.* (Software)	275	21,819
Eos Energy Enterprises, Inc.* (Electrical Equipment)	226	1,700
Epizyme, Inc.* (Biotechnology)	464	1,160
ePlus, Inc.* (Electronic Equipment, Instruments & Components)	135	7,274
Equitrans Midstream Corp. (Oil, Gas & Consumable Fuels)	2,074	21,445
Equity Bancshares, Inc.—Class A (Banks)	69	2,341
Equity Commonwealth* (Equity Real Estate Investment Trusts)	595	15,411
Erasca, Inc.* (Biotechnology)	107	1,667
Eros STX Global Corp.* (Entertainment)	1,611	386
Escalade, Inc. (Leisure Products)	50	790
ESCO Technologies, Inc. (Machinery)	130	11,699
Esperion Therapeutics, Inc.* (Biotechnology)	137	685
Esports Technologies, Inc.* (Hotels, Restaurants & Leisure)	56	1,151
Essent Group, Ltd. (Thrifts & Mortgage Finance)	549	24,996
Essential Properties Realty Trust, Inc. (Real Estate Management & Development)	614	17,702
Ethan Allen Interiors, Inc. (Household Durables)	114	2,997
European Wax Center, Inc.*—Class A (Diversified Consumer Services)	67	2,033
Evelo Biosciences, Inc.* (Biotechnology)	154	935
Eventbrite, Inc.* (Interactive Media & Services)	388	6,767
EverCommerce, Inc.* (Software)	84	1,323
Everi Holdings, Inc.* (Hotels, Restaurants & Leisure)	433	9,245
EverQuote, Inc.*—Class A (Interactive Media & Services)	99	1,550
EVERTEC, Inc. (IT Services)	307	15,344
EVI Industries, Inc.* (Trading Companies & Distributors)	29	906
Evo Payments, Inc.* (IT Services)	240	6,144
Evolent Health, Inc.* (Health Care Technology)	404	11,179
Evolus, Inc.* (Pharmaceuticals)	168	1,094
Evoqua Water Technologies Corp.* (Machinery)	587	27,441
Exagen, Inc.* (Health Care Providers & Services)	52	605
ExlService Holdings, Inc.* (IT Services)	167	24,177

See accompanying notes to financial statements.

354 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
eXp World Holdings, Inc. (Real Estate Management & Development)	318	$10,713
Exponent, Inc. (Professional Services)	263	30,700
Expro Group Holdings N.V.* (Energy Equipment & Services)	236	3,387
Extreme Networks, Inc.* (Communications Equipment)	644	10,111
EyePoint Pharmaceuticals, Inc.* (Pharmaceuticals)	107	1,310
EZCORP, Inc.*—Class A (Consumer Finance)	250	1,843
F45 Training Holdings, Inc.* (Hotels, Restaurants & Leisure)	104	1,133
Fabrinet* (Electronic Equipment, Instruments & Components)	187	22,154
Falcon Minerals Corp. (Oil, Gas & Consumable Fuels)	200	974
Farmers National Bancorp (Banks)	157	2,912
Farmland Partners, Inc. (Equity Real Estate Investment Trusts)	145	1,733
FARO Technologies, Inc.* (Electronic Equipment, Instruments & Components)	92	6,442
Fate Therapeutics, Inc.* (Biotechnology)	411	24,048
Fathom Holdings, Inc.* (Real Estate Management & Development)	31	634
FB Financial Corp. (Banks)	169	7,406
Federal Agricultural Mortgage Corp. (Thrifts & Mortgage Finance)	46	5,701
Federal Signal Corp. (Machinery)	306	13,262
Federated Hermes, Inc.—Class B (Capital Markets)	472	17,738
Ferro Corp.* (Chemicals)	417	9,103
FibroGen, Inc.* (Biotechnology)	437	6,162
Fidelity D&D Bancorp, Inc. (Banks)	20	1,180
Fiesta Restaurant Group, Inc.* (Hotels, Restaurants & Leisure)	90	991
Finance Of America Cos., Inc.*—Class A (Thrifts & Mortgage Finance)	94	373
Financial Institutions, Inc. (Banks)	79	2,512
Finch Therapeutics Group, Inc.* (Biotechnology)	38	379
First Advantage Corp.* (Professional Services)	279	5,312
First Bancorp (Banks)	174	7,955
First Bancorp (Banks)	1,028	14,166
First Bancshares, Inc. (Banks)	103	3,978
First Bank/Hamilton NJ (Banks)	79	1,146
First Busey Corp. (Banks)	255	6,916
First Commonwealth Financial Corp. (Banks)	477	7,675
First Community Bancshares, Inc. (Banks)	84	2,807
First Financial Bancorp (Banks)	470	11,459
First Financial Bankshares, Inc. (Banks)	659	33,505
First Financial Corp. (Banks)	58	2,627
First Foundation, Inc. (Banks)	201	4,997
First Internet Bancorp (Banks)	47	2,211
First Interstate BancSystem—Class A (Banks)	208	8,459
First Merchants Corp. (Banks)	289	12,106
First Mid Bancshares, Inc. (Banks)	84	3,594
First Midwest Bancorp, Inc. (Banks)	578	11,837
First of Long Island Corp. (Banks)	116	2,504
First Watch Restaurant Group, Inc.* (Hotels, Restaurants & Leisure)	56	939
FirstCash Holdings, Inc. (Consumer Finance)	201	15,037
Fisker, Inc.*(a) (Automobiles)	828	13,025
Five Star Bancorp (Banks)	63	1,890
Flagstar Bancorp, Inc. (Thrifts & Mortgage Finance)	264	12,656
Flexsteel Industries, Inc. (Household Durables)	33	886
Fluent, Inc.* (Media)	220	438
Fluidigm Corp.* (Life Sciences Tools & Services)	386	1,513
Fluor Corp.* (Construction & Engineering)	720	17,834
Flushing Financial Corp. (Banks)	150	3,645
Flywire Corp.* (IT Services)	319	12,141
Focus Financial Partners, Inc.* (Capital Markets)	302	18,035
Foghorn Therapeutics, Inc.* (Pharmaceuticals)	99	2,264
Forestar Group, Inc.* (Real Estate Management & Development)	86	1,871
Forian, Inc.* (Health Care Technology)	96	866
Forma Therapeutics Holdings, Inc.* (Biotechnology)	172	2,446
FormFactor, Inc.* (Semiconductors & Semiconductor Equipment)	394	18,014
Forrester Research, Inc.* (Professional Services)	57	3,348
Forte Biosciences, Inc.* (Biotechnology)	57	122
Forterra, Inc.* (Construction Materials)	148	3,519
Fortress Biotech, Inc.* (Biotechnology)	377	943
Forward Air Corp. (Air Freight & Logistics)	136	16,467
Fossil Group, Inc.* (Textiles, Apparel & Luxury Goods)	242	2,490
Four Corners Property Trust, Inc. (Equity Real Estate Investment Trusts)	392	11,529
Fox Factory Holding Corp.* (Auto Components)	214	36,402
Franchise Group, Inc. (Diversified Consumer Services)	144	7,511
Franklin BSP Realty Trust, Inc. (Mortgage Real Estate Investment Trusts)	183	2,734
Franklin Covey Co.* (Professional Services)	64	2,967
Franklin Electric Co., Inc. (Machinery)	235	22,222
Franklin Street Properties Corp. (Equity Real Estate Investment Trusts)	515	3,064
Frequency Therapeutics, Inc.* (Biotechnology)	162	831
Fresh Del Monte Produce, Inc. (Food Products)	170	4,692
Frontier Group Holdings, Inc.* (Airlines)	177	2,402
Frontline, Ltd.* (Oil, Gas & Consumable Fuels)	606	4,284
FRP Holdings, Inc.* (Real Estate Management & Development)	34	1,965
FS Bancorp, Inc. (Thrifts & Mortgage Finance)	36	1,211
FTC Solar, Inc.* (Electrical Equipment)	96	726
FTS International, Inc.*—Class A (Energy Equipment & Services)	45	1,181
fuboTV, Inc.* (Software)	686	10,647
FuelCell Energy, Inc.* (Electrical Equipment)	1,875	9,750
Fulcrum Therapeutics, Inc.* (Pharmaceuticals)	139	2,459
Fulgent Genetics, Inc.* (Health Care Providers & Services)	106	10,663
Full House Resorts, Inc.* (Hotels, Restaurants & Leisure)	166	2,010
Fulton Financial Corp. (Banks)	806	13,702
Funko, Inc.* (Distributors)	136	2,557
FutureFuel Corp. (Chemicals)	131	1,001
G1 Therapeutics, Inc.* (Biotechnology)	201	2,052
GAMCO Investors, Inc.—Class A (Capital Markets)	26	649
GAN, Ltd.* (Hotels, Restaurants & Leisure)	203	1,866
Gannett Co., Inc.* (Media)	713	3,800

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 355

Common Stocks, continued

	Shares	Value
Gatos Silver, Inc.* (Metals & Mining)	235	$2,439
GATX Corp. (Trading Companies & Distributors)	179	18,650
GCM Grosvenor, Inc.—Class A (Capital Markets)	226	2,373
GCP Applied Technologies, Inc.* (Chemicals)	249	7,883
Gemini Therapeutics, Inc.* (Biotechnology)	111	323
Genco Shipping & Trading, Ltd. (Marine)	163	2,608
Generation Bio Co.* (Biotechnology)	222	1,572
Genesco, Inc.* (Specialty Retail)	75	4,813
Genius Brands International, Inc.*(a) (Leisure Products)	1,431	1,503
Gentherm, Inc.* (Auto Components)	169	14,686
Genworth Financial, Inc.* (Insurance)	2,571	10,413
German American Bancorp, Inc. (Banks)	125	4,873
Geron Corp.* (Biotechnology)	1,545	1,885
Getty Realty Corp. (Equity Real Estate Investment Trusts)	207	6,643
Gevo, Inc.* (Oil, Gas & Consumable Fuels)	1,008	4,314
Gibraltar Industries, Inc.* (Building Products)	166	11,069
G-III Apparel Group, Ltd.* (Textiles, Apparel & Luxury Goods)	224	6,191
Glacier Bancorp, Inc. (Banks)	559	31,696
Gladstone Commercial Corp. (Equity Real Estate Investment Trusts)	187	4,819
Gladstone Land Corp. (Equity Real Estate Investment Trusts)	159	5,368
Glatfelter Corp. (Paper & Forest Products)	222	3,818
Glaukos Corp.* (Health Care Equipment & Supplies)	231	10,266
Global Blood Therapeutics, Inc.* (Biotechnology)	314	9,191
Global Industrial Co. (Trading Companies & Distributors)	65	2,659
Global Medical REIT, Inc. (Equity Real Estate Investment Trusts)	304	5,396
Global Net Lease, Inc. (Equity Real Estate Investment Trusts)	529	8,083
Global Water Resources, Inc. (Water Utilities)	64	1,094
Globalstar, Inc.* (Diversified Telecommunication Services)	3,078	3,570
GMS, Inc.* (Trading Companies & Distributors)	217	13,044
Gogo, Inc.* (Wireless Telecommunication Services)	300	4,059
Golar LNG, Ltd.* (Oil, Gas & Consumable Fuels)	513	6,356
Golden Entertainment, Inc.* (Hotels, Restaurants & Leisure)	87	4,396
Golden Nugget Online Gaming, Inc.* (Hotels, Restaurants & Leisure)	202	2,010
Goosehead Insurance, Inc. (Insurance)	92	11,967
GoPro, Inc.*—Class A (Household Durables)	653	6,732
Gorman-Rupp Co. (Machinery)	115	5,123
Gossamer Bio, Inc.* (Biotechnology)	315	3,563
GrafTech International, Ltd. (Electrical Equipment)	1,017	12,031
Graham Holdings Co.—Class B (Diversified Consumer Services)	19	11,966
Granite Construction, Inc. (Construction & Engineering)	232	8,978
Granite Point Mortgage Trust, Inc. (Mortgage Real Estate Investment Trusts)	271	3,173
Graphite Bio, Inc.* (Biotechnology)	82	1,019
Gray Television, Inc. (Media)	433	8,729
Great Ajax Corp. (Mortgage Real Estate Investment Trusts)	110	1,448
Great Lakes Dredge & Dock Corp.* (Construction & Engineering)	328	5,156
Great Southern Bancorp, Inc. (Banks)	52	3,081
Great Western Bancorp, Inc. (Banks)	281	9,543
Green Brick Partners, Inc.* (Household Durables)	156	4,731
Green Dot Corp.*—Class A (Consumer Finance)	271	9,821
Green Plains, Inc.* (Oil, Gas & Consumable Fuels)	242	8,412
GreenBox POS* (IT Services)	92	386
Greenhill & Co., Inc. (Capital Markets)	71	1,273
Greenlane Holdings, Inc.*—Class A (Distributors)	84	81
Greenlight Capital Re, Ltd.*—Class A (Insurance)	133	1,043
Greenwich Lifesciences, Inc.* (Biotechnology)	21	511
Greif, Inc.—Class A (Containers & Packaging)	131	7,908
Greif, Inc.—Class B (Containers & Packaging)	30	1,793
Grid Dynamics Holdings, Inc.* (IT Services)	231	8,771
Griffon Corp. (Building Products)	236	6,721
Gritstone bio, Inc.* (Biotechnology)	217	2,791
Group 1 Automotive, Inc. (Specialty Retail)	89	17,375
Groupon, Inc.* (Internet & Direct Marketing Retail)	120	2,779
GrowGeneration Corp.* (Specialty Retail)	281	3,667
GT Biopharma, Inc.* (Biotechnology)	90	275
GTY Technology Holdings, Inc.* (Software)	163	1,092
Guaranty Bancshares, Inc. (Banks)	40	1,503
Guess?, Inc. (Specialty Retail)	204	4,831
H&E Equipment Services, Inc. (Trading Companies & Distributors)	163	7,216
H.B. Fuller Co. (Chemicals)	265	21,465
Haemonetics Corp.* (Health Care Equipment & Supplies)	256	13,578
Hall of Fame Resort & Entertainment Co.* (Hotels, Restaurants & Leisure)	282	429
Halozyme Therapeutics, Inc.* (Biotechnology)	702	28,227
Hamilton Beach Brands Holding Co.—Class A (Household Durables)	38	546
Hamilton Lane, Inc. (Capital Markets)	177	18,341
Hancock Whitney Corp. (Banks)	439	21,959
Hanger, Inc.* (Health Care Providers & Services)	190	3,445
Hanmi Financial Corp. (Banks)	155	3,670
Hannon Armstrong Sustainable Infrastructure Capital, Inc.—Class I (Mortgage Real Estate Investment Trusts)	389	20,663
HarborOne Bancorp, Inc. (Banks)	243	3,606
Harmonic, Inc.* (Communications Equipment)	459	5,398
Harmony Biosciences Holdings, Inc.* (Pharmaceuticals)	116	4,946
Harpoon Therapeutics, Inc.* (Biotechnology)	95	717
Harsco Corp.* (Machinery)	397	6,634
Harvard Bioscience, Inc.* (Life Sciences Tools & Services)	199	1,403
Haverty Furniture Cos., Inc. (Specialty Retail)	83	2,537
Hawaiian Holdings, Inc.* (Airlines)	256	4,703
Hawkins, Inc. (Chemicals)	97	3,827
Haynes International, Inc. (Metals & Mining)	63	2,541
HBT Financial, Inc. (Banks)	52	974
HCI Group, Inc. (Insurance)	29	2,423
Health Catalyst, Inc.* (Health Care Technology)	265	10,499

See accompanying notes to financial statements.

356 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)	748	$23,667
Healthcare Services Group, Inc. (Commercial Services & Supplies)	380	6,760
HealthEquity, Inc.* (Health Care Providers & Services)	415	18,360
HealthStream, Inc.* (Health Care Technology)	128	3,374
Heartland Express, Inc. (Road & Rail)	239	4,020
Heartland Financial USA, Inc. (Banks)	204	10,324
Hecla Mining Co. (Metals & Mining)	2,695	14,068
Heidrick & Struggles International, Inc. (Professional Services)	98	4,286
Helen of Troy, Ltd.* (Household Durables)	122	29,824
Helios Technologies, Inc. (Machinery)	164	17,248
Helix Energy Solutions Group, Inc.* (Energy Equipment & Services)	726	2,265
Helmerich & Payne, Inc. (Energy Equipment & Services)	534	12,656
Hemisphere Media Group, Inc.* (Media)	82	596
Herc Holdings, Inc. (Trading Companies & Distributors)	127	19,882
Heritage Commerce Corp. (Banks)	296	3,534
Heritage Financial Corp. (Banks)	176	4,301
Heritage Insurance Holdings, Inc. (Insurance)	131	770
Heritage-Crystal Clean, Inc.* (Commercial Services & Supplies)	79	2,530
Heron Therapeutics, Inc.* (Biotechnology)	468	4,273
Hersha Hospitality Trust* (Equity Real Estate Investment Trusts)	164	1,504
Heska Corp.* (Health Care Equipment & Supplies)	50	9,125
HF Foods Group, Inc.* (Food & Staples Retailing)	184	1,557
Hibbett, Inc. (Specialty Retail)	75	5,395
HighPeak Energy, Inc. (Oil, Gas & Consumable Fuels)	26	381
Hillenbrand, Inc. (Machinery)	370	19,236
Hilltop Holdings, Inc. (Banks)	314	11,034
Hilton Grand Vacations, Inc.* (Hotels, Restaurants & Leisure)	434	22,616
Hingham Institution For Savings The (Thrifts & Mortgage Finance)	7	2,939
HireQuest, Inc. (Professional Services)	26	524
HireRight Holdings Corp.* (Professional Services)	114	1,824
HNI Corp. (Commercial Services & Supplies)	221	9,293
Home Bancorp, Inc. (Thrifts & Mortgage Finance)	38	1,577
Home BancShares, Inc. (Banks)	773	18,823
Home Point Capital, Inc. (Thrifts & Mortgage Finance)	37	167
HomeStreet, Inc. (Thrifts & Mortgage Finance)	101	5,252
HomeTrust Bancshares, Inc. (Banks)	76	2,354
Homology Medicines, Inc.* (Biotechnology)	213	775
Honest Co., Inc. (The)* (Personal Products)	431	3,487
Hooker Furnishings Corp. (Household Durables)	59	1,374
Hookipa Pharma, Inc.* (Biotechnology)	97	226
Hope Bancorp, Inc. (Banks)	587	8,635
Horace Mann Educators Corp. (Insurance)	212	8,204
Horizon Bancorp, Inc. (Banks)	217	4,524
Hostess Brands, Inc.* (Food Products)	701	14,314
Houghton Mifflin Harcourt Co.* (Diversified Consumer Services)	645	10,384
Houlihan Lokey, Inc. (Capital Markets)	259	26,813
Hovnanian Enterprises, Inc.*—Class A (Household Durables)	26	3,310
Howard Bancorp, Inc.* (Banks)	67	1,460
Hub Group, Inc.*—Class A (Air Freight & Logistics)	168	14,152
Humanigen, Inc.* (Biotechnology)	247	919
Huron Consulting Group, Inc.* (Professional Services)	110	5,489
Hydrofarm Holdings Group, Inc.* (Machinery)	197	5,573
Hyliion Holdings Corp.* (Machinery)	594	3,683
HyreCar, Inc.* (Diversified Consumer Services)	90	424
Hyster-Yale Materials Handling, Inc. (Machinery)	51	2,096
I3 Verticals, Inc.*—Class A (IT Services)	108	2,461
IBEX, Ltd.* (Commercial Services & Supplies)	29	374
iBio, Inc.* (Biotechnology)	1,096	602
iCAD, Inc.* (Health Care Technology)	111	799
ICF International, Inc. (Professional Services)	94	9,640
Ichor Holdings, Ltd.* (Semiconductors & Semiconductor Equipment)	142	6,536
Icosavax, Inc.* (Biotechnology)	68	1,556
Ideanomics, Inc.* (Software)	2,229	2,675
Ideaya Biosciences, Inc.* (Biotechnology)	166	3,924
Identiv, Inc.* (Electronic Equipment, Instruments & Components)	109	3,067
IDT Corp.*—Class B (Diversified Telecommunication Services)	102	4,504
IES Holdings, Inc.* (Construction & Engineering)	44	2,228
IGM Biosciences, Inc.* (Biotechnology)	42	1,232
iHeartMedia, Inc.*—Class A (Media)	568	11,951
II-VI, Inc.* (Electronic Equipment, Instruments & Components)	537	36,692
Ikena Oncology, Inc.* (Biotechnology)	140	1,756
Imago Biosciences, Inc.* (Biotechnology)	49	1,162
IMAX Corp.* (Entertainment)	253	4,514
Immuneering Corp.*—Class A (Biotechnology)	43	695
Immunic, Inc.* (Biotechnology)	95	909
ImmunityBio, Inc.* (Biotechnology)	346	2,104
ImmunoGen, Inc.* (Biotechnology)	1,003	7,442
Immunovant, Inc.* (Biotechnology)	203	1,730
Impel Neuropharma, Inc.* (Biotechnology)	27	233
Impinj, Inc.* (Semiconductors & Semiconductor Equipment)	96	8,515
Inari Medical, Inc.* (Health Care Equipment & Supplies)	174	15,881
Independence Holding Co. (Insurance)	22	1,247
Independence Realty Trust, Inc. (Equity Real Estate Investment Trusts)	534	13,793
Independent Bank Corp. (Banks)	103	2,459
Independent Bank Corp. (Banks)	232	18,915
Independent Bank Group, Inc. (Banks)	191	13,781
Indus Realty Trust, Inc. (Real Estate Management & Development)	29	2,351
Industrial Logistics Properties Trust (Equity Real Estate Investment Trusts)	329	8,241
Infinera Corp.* (Communications Equipment)	928	8,900
Infinity Pharmaceuticals, Inc.* (Biotechnology)	444	999
Infrastructure and Energy Alternatives, Inc.* (Construction & Engineering)	139	1,279

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 357

Common Stocks, continued

	Shares	Value
InfuSystem Holdings, Inc.* (Health Care Providers & Services)	92	$1,567
Ingevity Corp.* (Chemicals)	201	14,412
Ingles Markets, Inc. (Food & Staples Retailing)	71	6,130
Inhibrx, Inc.* (Biotechnology)	142	6,201
Innospec, Inc. (Chemicals)	124	11,202
Innovage Holding Corp.* (Health Care Providers & Services)	93	465
INNOVATE Corp.* (Construction & Engineering)	240	888
Innovative Industrial Properties, Inc. (Equity Real Estate Investment Trusts)	120	31,549
Innoviva, Inc.* (Pharmaceuticals)	220	3,795
Inogen, Inc.* (Health Care Equipment & Supplies)	101	3,434
Inotiv, Inc.* (Life Sciences Tools & Services)	75	3,155
Inovio Pharmaceuticals, Inc.* (Biotechnology)	1,048	5,230
Inozyme Pharma, Inc.* (Biotechnology)	73	498
Inseego Corp.* (Communications Equipment)	432	2,519
Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	175	18,655
Insmed, Inc.* (Biotechnology)	599	16,317
Insperity, Inc. (Professional Services)	184	21,732
Inspire Medical Systems, Inc.* (Health Care Technology)	136	31,288
Installed Building Products, Inc. (Household Durables)	120	16,766
Insteel Industries, Inc. (Building Products)	95	3,782
Instil Bio, Inc.* (Biotechnology)	274	4,688
Instructure Holdings, Inc.* (Software)	62	1,487
Intapp, Inc.* (Software)	53	1,333
Integer Holdings Corp.* (Health Care Equipment & Supplies)	167	14,294
Integral Ad Science Holding Corp.* (Technology Hardware, Storage & Peripherals)	88	1,954
Intellia Therapeutics, Inc.* (Biotechnology)	354	41,858
Inter Parfums, Inc. (Personal Products)	91	9,728
Intercept Pharmaceuticals, Inc.* (Biotechnology)	127	2,069
InterDigital, Inc. (Communications Equipment)	157	11,246
Interface, Inc. (Commercial Services & Supplies)	295	4,705
International Bancshares Corp. (Banks)	273	11,572
International Game Technology PLC (Hotels, Restaurants & Leisure)	507	14,657
International Money Express, Inc.* (IT Services)	164	2,617
International Seaways, Inc. (Oil, Gas & Consumable Fuels)	233	3,420
Intersect ENT, Inc.* (Pharmaceuticals)	169	4,615
Intra-Cellular Therapies, Inc.* (Pharmaceuticals)	358	18,737
Intrepid Potash, Inc.* (Chemicals)	50	2,137
Invacare Corp.* (Health Care Equipment & Supplies)	171	465
Invesco Mortgage Capital, Inc. (Mortgage Real Estate Investment Trusts)	1,592	4,426
Investors Bancorp, Inc. (Banks)	1,160	17,574
Investors Title Co. (Insurance)	7	1,380
Invitae Corp.* (Biotechnology)	1,016	15,514
iRadimed Corp.* (Health Care Equipment & Supplies)	32	1,479
iRhythm Technologies, Inc.* (Health Care Equipment & Supplies)	150	17,654
Iridium Communications, Inc.* (Diversified Telecommunication Services)	599	24,733
iRobot Corp.* (Household Durables)	136	8,960
Ironwood Pharmaceuticals, Inc.* (Biotechnology)	744	8,675
IsoPlexis Corp.* (Life Sciences Tools & Services)	43	395
iStar, Inc. (Equity Real Estate Investment Trusts)	340	8,782
iTeos Therapeutics, Inc.* (Biotechnology)	102	4,749
Iteris, Inc.* (Electronic Equipment, Instruments & Components)	215	860
Itron, Inc.* (Electronic Equipment, Instruments & Components)	229	15,691
IVERIC bio, Inc.* (Biotechnology)	583	9,748
J & J Snack Foods Corp. (Food Products)	75	11,847
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)	111	9,710
James River Group Holdings, Ltd. (Insurance)	186	5,359
Janux Therapeutics, Inc.* (Biotechnology)	67	1,322
JELD-WEN Holding, Inc.* (Building Products)	464	12,231
JFrog, Ltd.* (Software)	268	7,960
JOANN, Inc. (Specialty Retail)	58	602
John B Sanfilippo & Son, Inc. (Food Products)	45	4,057
John Bean Technologies Corp. (Machinery)	159	24,416
John Wiley & Sons, Inc.—Class A (Media)	219	12,542
Johnson Outdoors, Inc.—Class A (Leisure Products)	27	2,530
Jounce Therapeutics, Inc.* (Biotechnology)	167	1,394
Kadant, Inc. (Machinery)	58	13,368
Kaiser Aluminum Corp. (Metals & Mining)	80	7,515
Kala Pharmaceuticals, Inc.* (Pharmaceuticals)	245	296
Kaleido Biosciences, Inc.* (Pharmaceuticals)	98	234
Kaltura, Inc.* (Software)	88	297
KalVista Pharmaceuticals, Inc.* (Biotechnology)	114	1,508
Kaman Corp.—Class A (Trading Companies & Distributors)	140	6,041
KAR Auction Services, Inc.* (Commercial Services & Supplies)	613	9,575
Karat Packaging, Inc.* (Trading Companies & Distributors)	23	465
Karuna Therapeutics, Inc.* (Biotechnology)	113	14,803
Karyopharm Therapeutics, Inc.* (Biotechnology)	365	2,347
KB Home (Household Durables)	403	18,026
KBR, Inc. (Professional Services)	717	34,143
Kearny Financial Corp. (Thrifts & Mortgage Finance)	344	4,558
Kelly Services, Inc.—Class A (Professional Services)	179	3,002
KemPharm, Inc.* (Pharmaceuticals)	150	1,307
Kennametal, Inc. (Machinery)	424	15,226
Kennedy-Wilson Holdings, Inc. (Real Estate Management & Development)	602	14,376
Keros Therapeutics, Inc.* (Biotechnology)	79	4,622
Kezar Life Sciences, Inc.* (Biotechnology)	177	2,959
Kforce, Inc. (Professional Services)	103	7,748
Kimball Electronics, Inc.* (Electronic Equipment, Instruments & Components)	122	2,655
Kimball International, Inc.—Class B (Commercial Services & Supplies)	183	1,872
Kiniksa Pharmaceuticals, Ltd.*—Class A (Biotechnology)	148	1,742
Kinnate Biopharma, Inc.* (Biotechnology)	130	2,304
Kinsale Capital Group, Inc. (Insurance)	109	25,929
Kirkland's, Inc.* (Specialty Retail)	67	1,000

See accompanying notes to financial statements.

358 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Kite Realty Group Trust (Equity Real Estate Investment Trusts)	1,101	$23,980
KKR Real Estate Finance Trust, Inc. (Mortgage Real Estate Investment Trusts)	179	3,729
Knowles Corp.* (Electronic Equipment, Instruments & Components)	451	10,531
Kodiak Sciences, Inc.* (Biotechnology)	170	14,413
Kontoor Brands, Inc. (Textiles, Apparel & Luxury Goods)	263	13,479
Kopin Corp.* (Semiconductors & Semiconductor Equipment)	393	1,607
Koppers Holdings, Inc.* (Chemicals)	105	3,287
Korn Ferry (Professional Services)	273	20,674
Kosmos Energy, Ltd.* (Oil, Gas & Consumable Fuels)	2,272	7,861
Kraton Corp.* (Chemicals)	159	7,365
Kratos Defense & Security Solutions, Inc.* (Aerospace & Defense)	622	12,067
Krispy Kreme, Inc.(a) (Hotels, Restaurants & Leisure)	114	2,157
Kronos Bio, Inc.* (Chemicals)	197	2,677
Kronos Worldwide, Inc. (Chemicals)	113	1,696
Krystal Biotech, Inc.* (Biotechnology)	91	6,365
Kulicke & Soffa Industries, Inc. (Semiconductors & Semiconductor Equipment)	310	18,767
Kura Oncology, Inc.* (Biotechnology)	322	4,508
Kura Sushi USA, Inc.*—Class A (Hotels, Restaurants & Leisure)	20	1,617
KVH Industries, Inc.* (Communications Equipment)	77	708
Kymera Therapeutics, Inc.* (Biotechnology)	174	11,047
Ladder Capital Corp. (Mortgage Real Estate Investment Trusts)	576	6,906
Laird Superfood, Inc.* (Food Products)	32	417
Lakeland Bancorp, Inc. (Banks)	248	4,710
Lakeland Financial Corp. (Banks)	124	9,937
Lancaster Colony Corp. (Food Products)	96	15,898
Landec Corp.* (Food Products)	133	1,476
Landos Biopharma, Inc.* (Pharmaceuticals)	24	115
Lands' End, Inc.* (Internet & Direct Marketing Retail)	73	1,433
Landsea Homes Corp.* (Household Durables)	54	395
Lantheus Holdings, Inc.* (Health Care Equipment & Supplies)	342	9,880
Laredo Petroleum, Inc.* (Oil, Gas & Consumable Fuels)	64	3,848
Latham Group, Inc.* (Leisure Products)	162	4,055
Lattice Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	688	53,018
Laureate Education, Inc.—Class A (Diversified Consumer Services)	503	6,157
Lawson Products, Inc.* (Trading Companies & Distributors)	24	1,314
La-Z-Boy, Inc. (Household Durables)	223	8,097
Lazydays Holdings, Inc.* (Specialty Retail)	39	840
LCI Industries (Auto Components)	126	19,640
Legacy Housing Corp.* (Household Durables)	41	1,085
Lemaitre Vascular, Inc. (Health Care Equipment & Supplies)	96	4,822
LendingClub Corp.* (Consumer Finance)	502	12,138
LendingTree, Inc.* (Thrifts & Mortgage Finance)	59	7,233
Lexicon Pharmaceuticals, Inc.* (Biotechnology)	355	1,399
Lexington Realty Trust (Equity Real Estate Investment Trusts)	1,417	22,134
LGI Homes, Inc.* (Household Durables)	110	16,993
LHC Group, Inc.* (Health Care Providers & Services)	155	21,271
Liberty Latin America, Ltd.*—Class A (Media)	206	2,402
Liberty Latin America, Ltd.*—Class C (Media)	784	8,938
Liberty Media Corp-Liberty Braves*—Class A (Entertainment)	51	1,466
Liberty Media Corp-Liberty Braves*—Class C (Entertainment)	185	5,199
Liberty Oilfield Services, Inc.* (Energy Equipment & Services)	461	4,472
Liberty TripAdvisor Holdings, Inc.*—Class A (Interactive Media & Services)	369	801
Life Time Group Holdings, Inc.* (Hotels, Restaurants & Leisure)	197	3,390
LifeStance Health Group, Inc.* (Health Care Providers & Services)	232	2,209
Lifetime Brands, Inc. (Household Durables)	64	1,022
Ligand Pharmaceuticals, Inc.* (Biotechnology)	76	11,739
Limelight Networks, Inc.* (IT Services)	634	2,175
Limoneira Co. (Food Products)	80	1,200
Lindblad Expeditions Holdings, Inc.* (Hotels, Restaurants & Leisure)	156	2,434
Lindsay Corp. (Machinery)	55	8,360
Lineage Cell Therapeutics, Inc.* (Biotechnology)	636	1,558
Lions Gate Entertainment Corp.*—Class A (Entertainment)	295	4,909
Lions Gate Entertainment Corp.*—Class B (Entertainment)	599	9,218
Liquidity Services, Inc.* (Internet & Direct Marketing Retail)	134	2,959
LivaNova PLC* (Health Care Equipment & Supplies)	271	23,694
Live Oak Bancshares, Inc. (Banks)	162	14,141
Livent Corp.* (Chemicals)	822	20,040
LiveOne, Inc.* (Entertainment)	299	383
LivePerson, Inc.* (Software)	333	11,895
LiveRamp Holdings, Inc.* (IT Services)	335	16,063
Lordstown Motors Corp.*—Class A (Automobiles)	787	2,715
LTC Properties, Inc. (Equity Real Estate Investment Trusts)	197	6,726
Lucid Diagnostics, Inc.* (Health Care Equipment & Supplies)	26	140
Lulu's Fashion Lounge Holdings, Inc.* (Internet & Direct Marketing Retail)	29	297
Lumber Liquidators Holdings, Inc.* (Specialty Retail)	145	2,475
Luna Innovations, Inc.* (Electronic Equipment, Instruments & Components)	156	1,317
Luther Burbank Corp. (Thrifts & Mortgage Finance)	78	1,095
Luxfer Holdings PLC (Machinery)	140	2,703
Lyell Immunopharma, Inc.* (Biotechnology)	120	929
M.D.C Holdings, Inc. (Household Durables)	290	16,191
M/I Homes, Inc.* (Household Durables)	145	9,016

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 359

Common Stocks, continued

	Shares	Value
Macatawa Bank Corp. (Banks)	133	$1,173
MACOM Technology Solutions Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	247	19,340
MacroGenics, Inc.* (Biotechnology)	304	4,879
Macy's, Inc. (Multiline Retail)	1,593	41,704
Madison Square Garden Entertainment Corp.* (Entertainment)	132	9,284
Madrigal Pharmaceuticals, Inc.* (Biotechnology)	60	5,084
Magellan Health, Inc.* (Health Care Providers & Services)	120	11,399
Magenta Therapeutics, Inc.* (Biotechnology)	152	673
Magnite, Inc.* (Media)	658	11,515
Magnolia Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	731	13,794
Maiden Holdings, Ltd.* (Insurance)	352	1,077
Malibu Boats, Inc.* (Leisure Products)	105	7,217
MannKind Corp.* (Biotechnology)	1,252	5,471
ManTech International Corp.—Class A (Professional Services)	139	10,137
Marathon Digital Holdings, Inc.* (IT Services)	484	15,904
Marcus & Millichap, Inc.* (Real Estate Management & Development)	120	6,175
Marine Products Corp. (Leisure Products)	41	513
MarineMax, Inc.* (Specialty Retail)	107	6,317
Marinus Pharmaceuticals, Inc.* (Pharmaceuticals)	187	2,222
Marlin Business Services Corp. (Diversified Financial Services)	41	954
Marrone Bio Innovations, Inc.* (Chemicals)	513	369
Marten Transport, Ltd. (Road & Rail)	302	5,182
Masonite International Corp.* (Building Products)	121	14,272
MasterCraft Boat Holdings, Inc.* (Leisure Products)	95	2,691
Matador Resources Co. (Oil, Gas & Consumable Fuels)	562	20,749
Materion Corp. (Metals & Mining)	103	9,470
Matrix Service Co.* (Construction & Engineering)	132	993
Matson, Inc. (Marine)	211	18,997
Matthews International Corp.—Class A (Commercial Services & Supplies)	157	5,757
MAX Holdings, Inc. (Real Estate Management & Development)	94	2,866
Maxar Technologies, Inc. (Aerospace & Defense)	368	10,867
MaxCyte, Inc.* (Biotechnology)	487	4,963
MAXIMUS, Inc. (IT Services)	311	24,777
MaxLinear, Inc.*—Class A (Semiconductors & Semiconductor Equipment)	360	27,140
Mayville Engineering Co., Inc.* (Machinery)	45	671
MBIA, Inc.* (Insurance)	243	3,837
McGrath RentCorp (Commercial Services & Supplies)	122	9,792
MedAvail Holdings, Inc.* (Food & Staples Retailing)	61	85
MediaAlpha, Inc.*—Class A (Interactive Media & Services)	108	1,668
Medifast, Inc. (Personal Products)	58	12,147
MEDNAX, Inc.* (Health Care Providers & Services)	386	10,503
Medpace Holdings, Inc.* (Life Sciences Tools & Services)	147	31,994
MEI Pharma, Inc.* (Biotechnology)	550	1,469
MeiraGTx Holdings PLC* (Biotechnology)	151	3,585
Mercantile Bank Corp. (Banks)	78	2,732
Merchants Bancorp (Thrifts & Mortgage Finance)	50	2,367
Meridian Bioscience, Inc.* (Health Care Equipment & Supplies)	216	4,406
MeridianLink, Inc.* (Software)	64	1,381
Merit Medical Systems, Inc.* (Health Care Equipment & Supplies)	260	16,198
Meritage Homes Corp.* (Household Durables)	187	22,825
Meritor, Inc.* (Machinery)	344	8,524
Mersana Therapeutics, Inc.* (Biotechnology)	363	2,258
Mesa Air Group, Inc.* (Airlines)	174	974
Mesa Laboratories, Inc. (Health Care Equipment & Supplies)	25	8,202
Meta Financial Group, Inc. (Thrifts & Mortgage Finance)	159	9,486
Meta Materials, Inc.* (Oil, Gas & Consumable Fuels)	1,027	2,526
Methode Electronics, Inc. (Electronic Equipment, Instruments & Components)	194	9,539
Metrocity Bankshares, Inc. (Banks)	96	2,643
MetroMile, Inc.* (Insurance)	488	1,069
Metropolitan Bank Holding Corp.* (Banks)	50	5,327
MFA Financial, Inc. (Mortgage Real Estate Investment Trusts)	2,245	10,237
MGE Energy, Inc. (Electric Utilities)	185	15,216
MGP Ingredients, Inc. (Beverages)	72	6,119
MicroStrategy, Inc.* (Software)	43	23,413
MicroVision, Inc.* (Electronic Equipment, Instruments & Components)	833	4,173
Mid Penn Bancorp, Inc. (Banks)	72	2,285
Middlesex Water Co. (Water Utilities)	88	10,586
Midland States Bancorp, Inc. (Banks)	108	2,677
MidwestOne Financial Group, Inc. (Banks)	72	2,331
Miller Industries, Inc. (Machinery)	56	1,870
MillerKnoll, Inc. (Commercial Services & Supplies)	377	14,775
Mimecast, Ltd.* (Software)	309	24,587
MiMedx Group, Inc.* (Biotechnology)	563	3,401
Mind Medicine MindMed, Inc.* (Pharmaceuticals)	1,764	2,434
Minerals Technologies, Inc. (Chemicals)	168	12,289
MiNK Therapeutics, Inc.* (Biotechnology)	10	45
Mirum Pharmaceuticals, Inc.* (Biotechnology)	18	287
Mission Produce, Inc.* (Food Products)	188	2,952
Mistras Group, Inc.* (Professional Services)	101	750
Mitek System, Inc.* (Software)	218	3,870
Model N, Inc.* (Software)	180	5,405
Modine Manufacturing Co.* (Auto Components)	254	2,563
ModivCare, Inc.* (Health Care Providers & Services)	63	9,342
Moelis & Co. (Capital Markets)	310	19,379
Molecular Templates, Inc.* (Biotechnology)	187	733
Momentive Global, Inc.* (Software)	658	13,917
Monarch Casino & Resort, Inc.* (Hotels, Restaurants & Leisure)	67	4,955
MoneyGram International, Inc.* (IT Services)	454	3,582

See accompanying notes to financial statements.

360 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Monmouth Real Estate Investment Corp.— Class A (Equity Real Estate Investment Trusts)	483	$10,148
Monro, Inc. (Specialty Retail)	168	9,789
Monte Rosa Therapeutics, Inc.* (Biotechnology)	61	1,246
Montrose Environmental Group, Inc.* (Commercial Services & Supplies)	133	9,378
Moog, Inc.—Class A (Aerospace & Defense)	147	11,903
Morphic Holding, Inc.* (Biotechnology)	107	5,070
Motorcar Parts of America, Inc.* (Auto Components)	95	1,622
Movado Group, Inc. (Textiles, Apparel & Luxury Goods)	79	3,305
MP Materials Corp.* (Metals & Mining)	385	17,487
Mr. Cooper Group, Inc.* (Thrifts & Mortgage Finance)	314	13,066
MRC Global, Inc.* (Trading Companies & Distributors)	408	2,807
Mueller Industries, Inc. (Machinery)	285	16,918
Mueller Water Products, Inc.—Class A (Machinery)	799	11,506
Multiplan Corp.* (Health Care Technology)	1,931	8,554
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	743	19,400
Murphy USA, Inc. (Specialty Retail)	123	24,507
Mustang Bio, Inc.* (Biotechnology)	369	613
MVB Financial Corp. (Banks)	52	2,159
Myers Industries, Inc. (Containers & Packaging)	183	3,662
MYR Group, Inc.* (Construction & Engineering)	84	9,286
Myriad Genetics, Inc.* (Biotechnology)	402	11,095
Nabors Industries, Ltd.* (Energy Equipment & Services)	36	2,919
NanoString Technologies, Inc.* (Life Sciences Tools & Services)	230	9,713
Nanthealth, Inc.* (Health Care Technology)	136	143
Napco Security Technologies, Inc.* (Electronic Equipment, Instruments & Components)	74	3,699
Nathan's Famous, Inc. (Hotels, Restaurants & Leisure)	14	817
National Bank Holdings Corp. (Banks)	147	6,459
National Beverage Corp. (Beverages)	119	5,394
National CineMedia, Inc. (Media)	305	857
National Energy Services Reunited Corp.* (Energy Equipment & Services)	192	1,814
National Health Investors, Inc. (Equity Real Estate Investment Trusts)	222	12,758
National Healthcare Corp. (Health Care Providers & Services)	64	4,348
National Presto Industries, Inc. (Aerospace & Defense)	26	2,133
National Research Corp. (Health Care Providers & Services)	71	2,948
National Storage Affiliates Trust (Equity Real Estate Investment Trusts)	412	28,510
National Vision Holdings, Inc.* (Specialty Retail)	414	19,868
National Western Life Group, Inc.—Class A (Insurance)	13	2,788
Natural Grocers by Vitamin Cottage, Inc. (Food & Staples Retailing)	47	670
Nature's Sunshine Products, Inc. (Personal Products)	60	1,110
Natus Medical, Inc.* (Health Care Equipment & Supplies)	171	4,058
Nautilus, Inc.* (Leisure Products)	153	938
Navient Corp. (Consumer Finance)	802	17,019
NBT Bancorp, Inc. (Banks)	214	8,243
Neenah, Inc. (Paper & Forest Products)	85	3,934
Nelnet, Inc.—Class A (Consumer Finance)	86	8,400
NEOGAMES SA* (Hotels, Restaurants & Leisure)	52	1,445
Neogen Corp.* (Health Care Equipment & Supplies)	546	24,794
NeoGenomics, Inc.* (Life Sciences Tools & Services)	575	19,619
Neoleukin Therapeutics, Inc.* (Biotechnology)	179	863
NeoPhotonics Corp.* (Semiconductors & Semiconductor Equipment)	260	3,996
NETGEAR, Inc.* (Communications Equipment)	147	4,294
NetScout Systems, Inc.* (Communications Equipment)	356	11,776
NETSTREIT Corp. (Equity Real Estate Investment Trusts)	201	4,603
Neuronetics, Inc.* (Health Care Equipment & Supplies)	129	575
NeuroPace, Inc.* (Health Care Equipment & Supplies)	36	363
Nevro Corp.* (Health Care Equipment & Supplies)	175	14,187
New Jersey Resources Corp. (Gas Utilities)	490	20,119
New York Mortgage Trust, Inc. (Mortgage Real Estate Investment Trusts)	1,925	7,161
NewAge, Inc.* (Beverages)	682	702
Newmark Group, Inc. (Real Estate Management & Development)	757	14,156
Newpark Resources, Inc.* (Energy Equipment & Services)	460	1,352
NexImmune, Inc.* (Biotechnology)	89	410
Nexpoint Residential Trust, Inc. (Equity Real Estate Investment Trusts)	113	9,473
NextGen Healthcare, Inc.* (Health Care Technology)	291	5,177
NexTier Oilfield Solutions, Inc.* (Energy Equipment & Services)	877	3,113
NGM Biopharmaceuticals, Inc.* (Pharmaceuticals)	160	2,834
NI Holdings, Inc.* (Insurance)	43	813
Nicolet Bankshares, Inc.* (Banks)	63	5,402
Nikola Corp.*(a) (Machinery)	1,158	11,429
Nkarta, Inc.* (Biotechnology)	72	1,105
NL Industries, Inc. (Commercial Services & Supplies)	42	311
nLight, Inc.* (Electronic Equipment, Instruments & Components)	221	5,293
NMI Holdings, Inc.*—Class A (Thrifts & Mortgage Finance)	426	9,308
NN, Inc.* (Machinery)	217	890
Noodles & Co.* (Hotels, Restaurants & Leisure)	206	1,868
Nordic American Tankers, Ltd. (Oil, Gas & Consumable Fuels)	852	1,440
Northern Oil And Gas, Inc. (Oil, Gas & Consumable Fuels)	265	5,454
Northfield Bancorp, Inc. (Thrifts & Mortgage Finance)	223	3,604
Northrim Bancorp, Inc. (Banks)	30	1,304

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 361

Common Stocks, continued

	Shares	Value
Northwest Bancshares, Inc. (Thrifts & Mortgage Finance)	621	$8,793
Northwest Natural Holding Co. (Gas Utilities)	155	7,561
Northwest Pipe Co.* (Construction & Engineering)	49	1,558
NorthWestern Corp. (Multi-Utilities)	268	15,319
Novagold Resources, Inc.* (Metals & Mining)	1,203	8,253
Novanta, Inc.* (Electronic Equipment, Instruments & Components)	179	31,562
NOW, Inc.* (Trading Companies & Distributors)	559	4,774
Nu Skin Enterprises, Inc.—Class A (Personal Products)	252	12,790
Nurix Therapeutics, Inc.* (Biotechnology)	159	4,603
Nuvalent, Inc.*—Class A (Biotechnology)	54	1,028
NuVasive, Inc.* (Health Care Equipment & Supplies)	263	13,802
Nuvation Bio, Inc.* (Pharmaceuticals)	806	6,851
NV5 Global, Inc.* (Construction & Engineering)	67	9,254
NVE Corp. (Semiconductors & Semiconductor Equipment)	24	1,639
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)	101	12,725
Oceaneering International, Inc.* (Energy Equipment & Services)	505	5,712
Oceanfirst Financial Corp. (Thrifts & Mortgage Finance)	295	6,549
Ocugen, Inc.* (Biotechnology)	936	4,259
Ocular Therapeutix, Inc.* (Pharmaceuticals)	389	2,711
Ocwen Financial Corp.* (Thrifts & Mortgage Finance)	41	1,639
Office Properties Income Trust (Equity Real Estate Investment Trusts)	243	6,036
OFG Bancorp (Banks)	249	6,613
O-I Glass, Inc.* (Containers & Packaging)	801	9,637
Oil States International, Inc.* (Energy Equipment & Services)	307	1,526
Oil-Dri Corp. of America (Household Products)	26	851
Old National Bancorp (Banks)	838	15,185
Old Second Bancorp, Inc. (Banks)	141	1,775
Olema Pharmaceuticals, Inc.* (Biotechnology)	128	1,198
Olympic Steel, Inc. (Metals & Mining)	48	1,128
Omega Flex, Inc. (Machinery)	16	2,031
Omega Therapeutics, Inc.* (Biotechnology)	38	431
Omeros Corp.* (Pharmaceuticals)	306	1,968
Omnicell, Inc.* (Health Care Technology)	222	40,059
ON24, Inc.* (Software)	136	2,360
Oncocyte Corp.* (Biotechnology)	305	662
Oncorus, Inc.* (Biotechnology)	104	548
Oncternal Therapeutics, Inc.* (Biotechnology)	224	508
ONE Gas, Inc. (Gas Utilities)	267	20,717
ONE Group Hospitality, Inc. (The)* (Hotels, Restaurants & Leisure)	105	1,324
One Liberty Properties, Inc. (Equity Real Estate Investment Trusts)	82	2,893
OneSpan, Inc.* (Software)	179	3,030
OneSpaWorld Holdings, Ltd.* (Diversified Consumer Services)	271	2,715
Onewater Marine, Inc. (Specialty Retail)	52	3,170
Onto Innovation, Inc.* (Semiconductors & Semiconductor Equipment)	247	25,004
Ontrak, Inc.* (Health Care Providers & Services)	47	296
Ooma, Inc.* (Diversified Telecommunication Services)	112	2,289
Open Lending Corp.*—Class A (Capital Markets)	529	11,892
OPKO Health, Inc.* (Biotechnology)	2,026	9,745
Oportun Financial Corp.* (Consumer Finance)	107	2,167
Oppenheimer Holdings, Inc.—Class A (Capital Markets)	47	2,179
OptimizeRx Corp.* (Health Care Technology)	87	5,404
Option Care Health, Inc.* (Health Care Providers & Services)	806	22,923
Oramed Pharmaceuticals, Inc.* (Pharmaceuticals)	154	2,199
OraSure Technologies, Inc.* (Health Care Equipment & Supplies)	363	3,154
Orchid Island Capital, Inc. (Mortgage Real Estate Investment Trusts)	689	3,101
Organogenesis Holdings, Inc.* (Biotechnology)	193	1,783
ORIC Pharmaceuticals, Inc.* (Biotechnology)	160	2,352
Origin Bancorp, Inc. (Banks)	112	4,807
Orion Engineered Carbons SA* (Chemicals)	307	5,637
Ormat Technologies, Inc. (Independent Power and Renewable Electricity Producers)	230	18,240
Orrstown Financial Services, Inc. (Banks)	55	1,386
Ortho Clinical Diagnostics Holdings PLC* (Health Care Equipment & Supplies)	611	13,069
Orthofix Medical, Inc.* (Health Care Equipment & Supplies)	96	2,985
OrthoPediatrics Corp.* (Health Care Equipment & Supplies)	70	4,190
OSI Systems, Inc.* (Electronic Equipment, Instruments & Components)	86	8,015
Otter Tail Corp. (Electric Utilities)	209	14,927
Ouster, Inc.* (Electronic Equipment, Instruments & Components)	794	4,129
Outbrain, Inc.* (Interactive Media & Services)	42	588
Outfront Media, Inc. (Equity Real Estate Investment Trusts)	738	19,793
Outlook Therapeutics, Inc.* (Biotechnology)	452	615
Outset Medical, Inc.* (Health Care Equipment & Supplies)	238	10,969
Overstock.com, Inc.* (Internet & Direct Marketing Retail)	218	12,864
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)	1,329	44,787
Owens & Minor, Inc. (Health Care Providers & Services)	368	16,008
Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	81	8,223
Oyster Point Pharma, Inc.* (Biotechnology)	56	1,023
Pacific Biosciences of California, Inc.* (Life Sciences Tools & Services)	986	20,175
Pacific Premier Bancorp, Inc. (Banks)	475	19,014
Pacira BioSciences, Inc.* (Pharmaceuticals)	224	13,478
Pactiv Evergreen, Inc. (Containers & Packaging)	218	2,764
PAE, Inc.* (Aerospace & Defense)	352	3,495
PagerDuty, Inc.* (Software)	416	14,456
Palomar Holdings, Inc.* (Insurance)	125	8,096
PAM Transportation Services, Inc.* (Road & Rail)	18	1,278
Papa John's International, Inc. (Hotels, Restaurants & Leisure)	168	22,423
Par Pacific Holdings, Inc.* (Oil, Gas & Consumable Fuels)	227	3,743

See accompanying notes to financial statements.

362 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
PAR Technology Corp.* (Electronic Equipment, Instruments & Components)	128	$6,755
Paragon 28, Inc.* (Health Care Equipment & Supplies)	46	814
Paramount Group, Inc. (Equity Real Estate Investment Trusts)	947	7,898
Paratek Pharmaceuticals, Inc.* (Pharmaceuticals)	248	1,114
Park Aerospace Corp. (Aerospace & Defense)	99	1,307
Park National Corp. (Banks)	73	10,024
Park-Ohio Holdings Corp. (Machinery)	43	910
Parsons Corp.* (Aerospace & Defense)	133	4,475
Party City Holdco, Inc.* (Specialty Retail)	560	3,119
Passage Bio, Inc.* (Biotechnology)	188	1,194
Patrick Industries, Inc. (Auto Components)	115	9,279
Patterson Cos., Inc. (Health Care Providers & Services)	434	12,738
Patterson-UTI Energy, Inc. (Energy Equipment & Services)	946	7,994
PAVmed, Inc.* (Health Care Equipment & Supplies)	368	905
Paya Holdings, Inc.* (IT Services)	434	2,752
PBF Energy, Inc.*—Class A (Oil, Gas & Consumable Fuels)	488	6,329
PC Connection, Inc. (Electronic Equipment, Instruments & Components)	56	2,415
PCSB Financial Corp. (Thrifts & Mortgage Finance)	65	1,238
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)	494	24,097
PDF Solutions, Inc.* (Semiconductors & Semiconductor Equipment)	152	4,832
Peabody Energy Corp.* (Oil, Gas & Consumable Fuels)	452	4,552
Peapack Gladstone Financial Corp. (Banks)	91	3,221
Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts)	659	14,742
Pennymac Financial Services, Inc. (Thrifts & Mortgage Finance)	158	11,025
PennyMac Mortgage Investment Trust (Mortgage Real Estate Investment Trusts)	497	8,613
Peoples Bancorp, Inc. (Banks)	129	4,103
Peoples Financial Services Corp. (Banks)	36	1,897
Perdoceo Education Corp.* (Diversified Consumer Services)	357	4,198
Perficient, Inc.* (IT Services)	165	21,333
Performance Food Group Co.* (Food & Staples Retailing)	769	35,289
Perpetua Resources Corp.* (Metals & Mining)	165	784
Personalis, Inc.* (Life Sciences Tools & Services)	183	2,611
Petiq, Inc.* (Health Care Providers & Services)	137	3,111
PetMed Express, Inc. (Internet & Direct Marketing Retail)	103	2,602
PGT Innovations, Inc.* (Building Products)	292	6,567
Phathom Pharmaceuticals, Inc.* (Pharmaceuticals)	103	2,026
Phibro Animal Health Corp.—Class A (Pharmaceuticals)	104	2,124
Phillips Edison & Co., Inc. (Equity Real Estate Investment Trusts)	95	3,139
Photronics, Inc.* (Semiconductors & Semiconductor Equipment)	301	5,674
Phreesia, Inc.* (Health Care Technology)	252	10,498
Physicians Realty Trust (Equity Real Estate Investment Trusts)	1,118	21,052
Piedmont Office Realty Trust, Inc.—Class A (Equity Real Estate Investment Trusts)	629	11,561
Ping Identity Holding Corp.* (Software)	308	7,047
Pioneer Bancorp, Inc.* (Thrifts & Mortgage Finance)	59	668
Piper Sandler Cos. (Capital Markets)	89	15,887
Pitney Bowes, Inc. (Commercial Services & Supplies)	892	5,914
PJT Partners, Inc.—Class A (Capital Markets)	120	8,891
Plantronics, Inc.* (Communications Equipment)	214	6,279
PlayAGS, Inc.* (Hotels, Restaurants & Leisure)	139	944
PLBY Group, Inc.* (Textiles, Apparel & Luxury Goods)	146	3,889
Plexus Corp.* (Electronic Equipment, Instruments & Components)	142	13,616
Pliant Therapeutics, Inc.* (Pharmaceuticals)	122	1,647
Plymouth Industrial REIT, Inc. (Equity Real Estate Investment Trusts)	159	5,088
PMV Pharmaceuticals, Inc.* (Pharmaceuticals)	133	3,072
PNM Resources, Inc. (Electric Utilities)	434	19,795
PolyMet Mining Corp.* (Metals & Mining)	146	365
Porch Group, Inc.* (Internet & Direct Marketing Retail)	391	6,096
Portage Biotech, Inc.* (Biotechnology)	25	268
Portillo's, Inc.*—Class A (Hotels, Restaurants & Leisure)	119	4,467
Portland General Electric Co. (Electric Utilities)	456	24,131
Poseida Therapeutics, Inc.* (Biotechnology)	146	994
Postal Realty Trust, Inc.—Class A (Equity Real Estate Investment Trusts)	63	1,247
PotlatchDeltic Corp. (Equity Real Estate Investment Trusts)	335	20,174
Powell Industries, Inc. (Electrical Equipment)	46	1,357
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	306	28,424
PowerSchool Holdings, Inc.* (Diversified Consumer Services)	273	4,496
PRA Group, Inc.* (Consumer Finance)	219	10,996
Praxis Precision Medicines, Inc.* (Biotechnology)	169	3,329
Precigen, Inc.* (Biotechnology)	481	1,785
Precision BioSciences, Inc.* (Biotechnology)	256	1,894
Preferred Apartment Communities, Inc.— Class A (Equity Real Estate Investment Trusts)	264	4,768
Preferred Bank (Banks)	70	5,025
Preformed Line Products Co. (Electrical Equipment)	15	971
Prelude Therapeutics, Inc.* (Biotechnology)	55	685
Premier Financial Corp. (Thrifts & Mortgage Finance)	188	5,811
Prestige Consumer Healthcare, Inc.* (Pharmaceuticals)	254	15,405
PriceSmart, Inc. (Food & Staples Retailing)	119	8,707
Primis Financial Corp. (Banks)	122	1,835
Primo Water Corp. (Beverages)	797	14,051
Primoris Services Corp. (Construction & Engineering)	271	6,499
Priority Technology Holdings, Inc.* (IT Services)	52	368
Privia Health Group, Inc.* (Health Care Providers & Services)	82	2,121

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 363

Common Stocks, continued

	Shares	Value
ProAssurance Corp. (Insurance)	273	$6,907
PROCEPT BioRobotics Corp.* (Health Care Equipment & Supplies)	37	925
PROG Holdings, Inc.* (Consumer Finance)	330	14,886
Progress Software Corp. (Software)	223	10,764
Progyny, Inc.* (Health Care Providers & Services)	327	16,464
Prometheus Biosciences, Inc.* (Biotechnology)	152	6,010
ProPetro Holding Corp.* (Energy Equipment & Services)	437	3,540
PROS Holdings, Inc.* (Software)	203	7,001
Protagonist Therapeutics, Inc.* (Biotechnology)	227	7,763
Prothena Corp. PLC* (Biotechnology)	183	9,040
Proto Labs, Inc.* (Machinery)	141	7,240
Provention Bio, Inc.* (Pharmaceuticals)	281	1,579
Provident BanCorp, Inc. (Thrifts & Mortgage Finance)	78	1,451
Provident Financial Services, Inc. (Thrifts & Mortgage Finance)	385	9,325
PS Business Parks, Inc. (Equity Real Estate Investment Trusts)	102	18,785
PTC Therapeutics, Inc.* (Biotechnology)	352	14,020
Pulmonx Corp.* (Health Care Equipment & Supplies)	132	4,233
Pulse Biosciences, Inc.* (Health Care Equipment & Supplies)	71	1,052
Puma Biotechnology, Inc.* (Biotechnology)	164	499
Pure Cycle Corp.* (Water Utilities)	98	1,431
PureCycle Technologies, Inc.* (Chemicals)	271	2,593
Purple Innovation, Inc.* (Household Durables)	292	3,875
Pyxis Oncology, Inc.* (Biotechnology)	54	592
Pzena Investment Management, Inc.—Class A (Capital Markets)	84	795
Q2 Holdings, Inc.* (Software)	277	22,005
QCR Holdings, Inc. (Banks)	77	4,312
Quaker Chemical Corp. (Chemicals)	68	15,693
Qualys, Inc.* (Software)	173	23,739
Quanex Building Products Corp. (Building Products)	170	4,213
Quanterix Corp.* (Life Sciences Tools & Services)	156	6,614
Quantum Corp.* (Technology Hardware, Storage & Peripherals)	296	1,634
QuinStreet, Inc.* (Interactive Media & Services)	255	4,638
Quotient Technology, Inc.* (Internet & Direct Marketing Retail)	456	3,384
Quotient, Ltd.* (Health Care Equipment & Supplies)	398	1,031
R. R. Donnelley & Sons Co.* (Commercial Services & Supplies)	359	4,042
R1 RCM, Inc.* (Health Care Providers & Services)	602	15,345
Rackspace Technology, Inc.* (IT Services)	277	3,731
Radian Group, Inc. (Thrifts & Mortgage Finance)	914	19,313
Radiant Logistics, Inc.* (Air Freight & Logistics)	199	1,451
Radius Global Infrastructure, Inc.*—Class A (Diversified Telecommunication Services)	299	4,814
Radius Health, Inc.* (Biotechnology)	237	1,640
RadNet, Inc.* (Health Care Providers & Services)	230	6,925
Rafael Holdings, Inc.*—Class B (Real Estate Management & Development)	49	250
Rain Therapeutics, Inc.* (Biotechnology)	81	1,043
Rallybio Corp.* (Biotechnology)	36	343
Rambus, Inc.* (Semiconductors & Semiconductor Equipment)	550	16,165
Range Resources Corp.* (Oil, Gas & Consumable Fuels)	1,212	21,610
Ranger Oil Corp.* (Oil, Gas & Consumable Fuels)	108	2,907
Ranpak Holdings Corp.* (Containers & Packaging)	191	7,178
Rapid Micro Biosystems, Inc.*—Class A (Life Sciences Tools & Services)	42	447
Rapid7, Inc.* (Software)	285	33,541
RAPT Therapeutics, Inc.* (Biotechnology)	108	3,967
Rayonier Advanced Materials, Inc.* (Chemicals)	313	1,787
RBB Bancorp (Banks)	71	1,860
RBC Bearings, Inc.* (Machinery)	142	28,679
RCI Hospitality Holdings, Inc. (Hotels, Restaurants & Leisure)	42	3,271
Ready Capital Corp. (Mortgage Real Estate Investment Trusts)	303	4,736
Realogy Holdings Corp.* (Real Estate Management & Development)	584	9,817
Reata Pharmaceuticals, Inc.*—Class A (Pharmaceuticals)	139	3,665
Recursion Pharmaceuticals, Inc.*—Class A (Biotechnology)	584	10,004
Red River Bancshares, Inc. (Banks)	23	1,231
Red Robin Gourmet Burgers, Inc.* (Hotels, Restaurants & Leisure)	79	1,306
Red Rock Resorts, Inc.—Class A (Hotels, Restaurants & Leisure)	302	16,613
Redfin Corp.* (Real Estate Management & Development)	523	20,079
Redwood Trust, Inc. (Mortgage Real Estate Investment Trusts)	582	7,677
REGENXBIO, Inc.* (Biotechnology)	200	6,540
Regional Management Corp. (Consumer Finance)	39	2,241
Regis Corp.* (Diversified Consumer Services)	217	378
Rekor Systems, Inc.* (Professional Services)	171	1,120
Relay Therapeutics, Inc.* (Biotechnology)	355	10,902
Relmada Therapeutics, Inc.* (Pharmaceuticals)	79	1,780
Remitly Global, Inc.* (IT Services)	62	1,278
Renasant Corp. (Banks)	277	10,512
Reneo Pharmaceuticals, Inc.* (Biotechnology)	44	376
Renewable Energy Group, Inc.* (Oil, Gas & Consumable Fuels)	227	9,634
Rent The Runway, Inc.*—Class A (Internet & Direct Marketing Retail)	87	709
Rent-A-Center, Inc. (Specialty Retail)	334	16,045
Repay Holdings Corp.* (IT Services)	439	8,021
Replimune Group, Inc.* (Biotechnology)	151	4,092
Republic Bancorp, Inc.—Class A (Banks)	47	2,389
Republic First Bancorp, Inc.* (Banks)	227	844
Resideo Technologies, Inc.* (Building Products)	733	19,080
Resources Connection, Inc. (Professional Services)	162	2,890
Retail Opportunity Investments Corp. (Equity Real Estate Investment Trusts)	603	11,819
Retail Value, Inc. (Equity Real Estate Investment Trusts)	88	565

See accompanying notes to financial statements.

364 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Retractable Technologies, Inc.* (Health Care Equipment & Supplies)	88	$610
REV Group, Inc. (Machinery)	144	2,038
Revance Therapeutics, Inc.* (Pharmaceuticals)	356	5,810
Revlon, Inc.*—Class A (Personal Products)	36	408
REVOLUTION Medicines, Inc.* (Biotechnology)	301	7,576
Revolve Group, Inc.* (Internet & Direct Marketing Retail)	182	10,199
REX American Resources Corp.* (Oil, Gas & Consumable Fuels)	27	2,592
Rhythm Pharmaceuticals, Inc.* (Biotechnology)	223	2,226
Ribbon Communications, Inc.* (Communications Equipment)	357	2,160
Rigel Pharmaceuticals, Inc.* (Biotechnology)	866	2,295
Riley Exploration Permian, Inc. (Oil, Gas & Consumable Fuels)	13	251
Rimini Street, Inc.* (Software)	227	1,355
Riot Blockchain, Inc.*(a) (Software)	451	10,071
Rite Aid Corp.* (Food & Staples Retailing)	282	4,143
RLI Corp. (Insurance)	203	22,756
RLJ Lodging Trust (Equity Real Estate Investment Trusts)	839	11,687
Rocket Pharmaceuticals, Inc.* (Biotechnology)	209	4,562
Rocky Brands, Inc. (Textiles, Apparel & Luxury Goods)	35	1,393
Rogers Corp.* (Electronic Equipment, Instruments & Components)	95	25,935
Romeo Power, Inc.* (Electrical Equipment)	656	2,394
RPC, Inc.* (Energy Equipment & Services)	343	1,557
RPT Realty (Equity Real Estate Investment Trusts)	425	5,687
Rubius Therapeutics, Inc.* (Biotechnology)	233	2,255
Rush Enterprises, Inc.—Class A (Trading Companies & Distributors)	214	11,907
Rush Enterprises, Inc.—Class B (Trading Companies & Distributors)	33	1,781
Rush Street Interactive, Inc.* (Hotels, Restaurants & Leisure)	267	4,406
Ruth's Hospitality Group, Inc.* (Hotels, Restaurants & Leisure)	168	3,343
RxSight, Inc.* (Health Care Equipment & Supplies)	42	473
Ryerson Holding Corp. (Metals & Mining)	83	2,162
Ryman Hospitality Properties, Inc.*—Class I (Equity Real Estate Investment Trusts)	273	25,105
S&T Bancorp, Inc. (Banks)	197	6,209
Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts)	1,158	15,679
Safe Bulkers, Inc.* (Marine)	321	1,210
Safehold, Inc. (Equity Real Estate Investment Trusts)	105	8,384
Safety Insurance Group, Inc. (Insurance)	73	6,207
Saia, Inc.* (Road & Rail)	135	45,499
Sailpoint Technologies Holding, Inc.* (Software)	464	22,430
Sally Beauty Holdings, Inc.* (Specialty Retail)	571	10,541
Sana Biotechnology, Inc.* (Biotechnology)	438	6,780
Sanderson Farms, Inc. (Food Products)	103	19,681
Sandy Spring Bancorp, Inc. (Banks)	227	10,914
Sangamo Therapeutics, Inc.* (Biotechnology)	602	4,515
Sanmina Corp.* (Electronic Equipment, Instruments & Components)	322	13,350
Sapiens International Corp. N.V. (Software)	157	5,409
Saul Centers, Inc. (Equity Real Estate Investment Trusts)	60	3,181
ScanSource, Inc.* (Electronic Equipment, Instruments & Components)	128	4,490
Schnitzer Steel Industries, Inc.—Class A (Metals & Mining)	131	6,802
Scholar Rock Holding Corp.* (Biotechnology)	143	3,552
Scholastic Corp. (Media)	134	5,355
Schrodinger, Inc.* (Health Care Technology)	230	8,011
Schweitzer-Mauduit International, Inc. (Paper & Forest Products)	159	4,754
Scientific Games Corp.* (Hotels, Restaurants & Leisure)	488	32,612
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)	247	3,164
Sculptor Capital Management, Inc. (Capital Markets)	112	2,391
Seacoast Banking Corporation of Florida (Banks)	264	9,343
SeaSpine Holdings Corp.* (Health Care Equipment & Supplies)	161	2,193
SeaWorld Entertainment, Inc.* (Hotels, Restaurants & Leisure)	261	16,928
SecureWorks Corp.*—Class A (Software)	51	814
Seelos Therapeutics, Inc.* (Pharmaceuticals)	498	812
Seer, Inc.* (Life Sciences Tools & Services)	211	4,813
Select Energy Services, Inc.* (Energy Equipment & Services)	317	1,975
Select Medical Holdings Corp. (Health Care Providers & Services)	560	16,464
Selecta Biosciences, Inc.* (Biotechnology)	467	1,522
Selective Insurance Group, Inc. (Insurance)	301	24,664
Selectquote, Inc.* (Insurance)	680	6,161
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	328	29,170
Seneca Foods Corp.*—Class A (Food Products)	31	1,486
Sensei Biotherapeutics, Inc.* (Biotechnology)	106	615
Senseonics Holdings, Inc.* (Health Care Equipment & Supplies)	2,191	5,850
Sensient Technologies Corp. (Chemicals)	214	21,413
Sera Prognostics, Inc.*—Class A (Biotechnology)	23	158
Seres Therapeutics, Inc.* (Biotechnology)	353	2,940
Seritage Growth Properties*—Class A (Equity Real Estate Investment Trusts)	189	2,508
Service Properties Trust (Equity Real Estate Investment Trusts)	832	7,313
ServisFirst Bancshares, Inc. (Banks)	253	21,490
Sesen Bio, Inc.*(a) (Biotechnology)	1,021	832
SFL Corp., Ltd. (Oil, Gas & Consumable Fuels)	629	5,126
Shake Shack, Inc.*—Class A (Hotels, Restaurants & Leisure)	190	13,710
Sharps Compliance Corp.* (Health Care Providers & Services)	94	670
Shattuck Labs, Inc.* (Biotechnology)	135	1,149
Shenandoah Telecommunications Co. (Wireless Telecommunication Services)	245	6,248
Shift Technologies, Inc.* (Specialty Retail)	315	1,074
Shockwave Medical, Inc.* (Health Care Equipment & Supplies)	171	30,494
Shoe Carnival, Inc. (Specialty Retail)	90	3,517
ShotSpotter, Inc.* (Software)	43	1,269

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 365

Common Stocks, continued

	Shares	Value
Shutterstock, Inc. (Internet & Direct Marketing Retail)	119	$13,194
SI-BONE, Inc.* (Health Care Equipment & Supplies)	165	3,665
Sientra, Inc.* (Health Care Equipment & Supplies)	294	1,079
Sierra Bancorp (Banks)	71	1,928
SIGA Technologies, Inc.* (Pharmaceuticals)	245	1,842
Sight Sciences, Inc.* (Health Care Equipment & Supplies)	56	984
Sigilon Therapeutics, Inc.* (Biotechnology)	77	213
Signet Jewelers, Ltd. (Specialty Retail)	268	23,324
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	202	41,698
Silk Road Medical, Inc.* (Health Care Equipment & Supplies)	174	7,414
Silverback Therapeutics, Inc.* (Biotechnology)	104	693
Silvergate Capital Corp.*—Class A (Banks)	140	20,748
Simmons First National Corp.—Class A (Banks)	577	17,068
Simpson Manufacturing Co., Inc. (Building Products)	221	30,734
Simulations Plus, Inc. (Health Care Technology)	78	3,689
Sinclair Broadcast Group, Inc.—Class A (Media)	233	6,158
Singular Genomics Systems, Inc.* (Life Sciences Tools & Services)	61	705
SiriusPoint, Ltd.* (Insurance)	449	3,650
SITE Centers Corp. (Equity Real Estate Investment Trusts)	879	13,915
SiTime Corp.* (Semiconductors & Semiconductor Equipment)	81	23,696
SJW Corp. (Water Utilities)	140	10,248
Skyline Champion Corp.* (Household Durables)	266	21,009
SkyWater Technology, Inc.* (Semiconductors & Semiconductor Equipment)	41	665
SkyWest, Inc.* (Airlines)	253	9,943
Sleep Number Corp.* (Specialty Retail)	112	8,579
SM Energy Co. (Oil, Gas & Consumable Fuels)	608	17,924
SMART Global Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	89	6,318
SmartFinancial, Inc. (Banks)	70	1,915
Smith & Wesson Brands, Inc. (Leisure Products)	243	4,325
Smith Micro Software, Inc.* (Software)	234	1,151
Snap One Holdings Corp.* (Household Durables)	68	1,433
SOC Telemed, Inc.* (Health Care Providers & Services)	308	394
Society Pass, Inc.* (Interactive Media & Services)	16	167
Solaris Oilfield Infrastructure, Inc. (Energy Equipment & Services)	159	1,041
Solid Biosciences, Inc.* (Biotechnology)	302	529
Solo Brands, Inc.*—Class A (Leisure Products)	59	922
Sonic Automotive, Inc.—Class A (Specialty Retail)	110	5,440
Sonos, Inc.* (Household Durables)	610	18,178
Sorrento Therapeutics, Inc.* (Biotechnology)	1,515	7,045
South Jersey Industries, Inc. (Gas Utilities)	522	13,635
South Plains Financial, Inc. (Banks)	53	1,474
Southern First Bancshares, Inc.* (Banks)	38	2,375
Southern Missouri Bancorp, Inc. (Thrifts & Mortgage Finance)	39	2,035
Southside Bancshares, Inc. (Banks)	158	6,608
SouthState Corp. (Banks)	354	28,360
Southwest Gas Holdings, Inc. (Gas Utilities)	306	21,436
Southwestern Energy Co.* (Oil, Gas & Consumable Fuels)	5,153	24,013
Sovos Brands, Inc.* (Food Products)	130	1,957
SP Plus Corp.* (Commercial Services & Supplies)	117	3,302
SpartanNash Co. (Food & Staples Retailing)	182	4,688
Spectrum Pharmaceuticals, Inc.* (Biotechnology)	827	1,050
Spero Therapeutics, Inc.* (Biotechnology)	123	1,969
Spire, Inc. (Gas Utilities)	257	16,762
Spirit Airlines, Inc.* (Airlines)	499	10,903
Spirit of Texas Bancshares, Inc. (Banks)	65	1,871
Sportsman's Warehouse Holdings, Inc.* (Specialty Retail)	221	2,608
SpringWorks Therapeutics, Inc.* (Biotechnology)	148	9,173
Sprout Social, Inc.*—Class A (Software)	229	20,768
Sprouts Farmers Market, Inc.* (Food & Staples Retailing)	572	16,977
Spruce Biosciences, Inc.* (Biotechnology)	44	196
SPS Commerce, Inc.* (Software)	183	26,050
SPX Corp.* (Machinery)	222	13,249
SPX FLOW, Inc. (Machinery)	211	18,247
SQZ Biotechnologies Co.* (Biotechnology)	115	1,027
STAAR Surgical Co.* (Health Care Equipment & Supplies)	241	22,003
STAG Industrial, Inc. (Equity Real Estate Investment Trusts)	894	42,875
Stagwell, Inc.* (Media)	313	2,714
Standard Motor Products, Inc. (Auto Components)	106	5,553
Standex International Corp. (Machinery)	61	6,750
Startek, Inc.* (IT Services)	85	444
State Auto Financial Corp. (Insurance)	90	4,652
Steelcase, Inc.—Class A (Commercial Services & Supplies)	441	5,169
Stem, Inc.* (Electrical Equipment)	578	10,965
Stepan Co. (Chemicals)	109	13,548
StepStone Group, Inc.—Class A (Capital Markets)	205	8,522
Stereotaxis, Inc.* (Health Care Equipment & Supplies)	252	1,562
Sterling Check Corp.* (Professional Services)	84	1,723
Sterling Construction Co., Inc.* (Construction & Engineering)	141	3,708
Steven Madden, Ltd. (Textiles, Apparel & Luxury Goods)	409	19,006
Stewart Information Services Corp. (Insurance)	135	10,764
Stitch Fix, Inc.*—Class A (Internet & Direct Marketing Retail)	413	7,814
Stock Yards Bancorp, Inc. (Banks)	122	7,793
Stoke Therapeutics, Inc.* (Biotechnology)	97	2,327
StoneMor, Inc.* (Diversified Consumer Services)	163	372
Stoneridge, Inc.* (Auto Components)	132	2,606
StoneX Group, Inc.* (Capital Markets)	85	5,206
Strategic Education, Inc. (Diversified Consumer Services)	124	7,172
Stride, Inc.* (Diversified Consumer Services)	210	6,999

See accompanying notes to financial statements.

366 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Stronghold Digital Mining, Inc.*—Class A (Software)	37	$475
Sturm Ruger & Co., Inc. (Leisure Products)	87	5,918
Summit Financial Group, Inc. (Banks)	58	1,592
Summit Hotel Properties, Inc.* (Equity Real Estate Investment Trusts)	526	5,134
Summit Materials, Inc.*—Class A (Construction Materials)	602	24,165
Summit Therapeutics, Inc.* (Biotechnology)	134	360
Sumo Logic, Inc.* (Software)	445	6,034
Sun Country Airlines Holdings, Inc.* (Airlines)	163	4,442
SunCoke Energy, Inc. (Metals & Mining)	422	2,781
Sunnova Energy International, Inc.* (Independent Power and Renewable Electricity Producers)	436	12,173
SunPower Corp.* (Semiconductors & Semiconductor Equipment)	406	8,473
Sunstone Hotel Investors, Inc.* (Equity Real Estate Investment Trusts)	1,104	12,950
Super Micro Computer, Inc.* (Technology Hardware, Storage & Peripherals)	222	9,758
Superior Group of Cos., Inc. (Textiles, Apparel & Luxury Goods)	60	1,316
Supernus Pharmaceuticals, Inc.* (Pharmaceuticals)	249	7,261
Surface Oncology, Inc.* (Biotechnology)	179	856
Surgery Partners, Inc.* (Health Care Providers & Services)	172	9,187
Surmodics, Inc.* (Health Care Equipment & Supplies)	69	3,322
Sutro BioPharma, Inc.* (Biotechnology)	220	3,274
Synaptics, Inc.* (Semiconductors & Semiconductor Equipment)	199	57,613
Syndax Pharmaceuticals, Inc.* (Biotechnology)	228	4,991
Syros Pharmaceuticals, Inc.* (Biotechnology)	292	952
Tabula Rasa HealthCare, Inc.* (Health Care Technology)	114	1,710
Tactile Systems Technology, Inc.* (Health Care Equipment & Supplies)	97	1,846
Talaris Therapeutics, Inc.* (Biotechnology)	108	1,651
Talis Biomedical Corp.* (Health Care Equipment & Supplies)	73	293
Talos Energy, Inc.* (Oil, Gas & Consumable Fuels)	187	1,833
Tanger Factory Outlet Centers, Inc. (Equity Real Estate Investment Trusts)	519	10,006
Target Hospitality Corp.* (Hotels, Restaurants & Leisure)	126	449
Tarsus Pharmaceuticals, Inc.* (Pharmaceuticals)	43	968
Tattooed Chef, Inc.*(a) (Food Products)	239	3,714
Taylor Morrison Home Corp.* (Household Durables)	607	21,221
Taysha Gene Therapies, Inc.* (Biotechnology)	115	1,340
TCR2 Therapeutics, Inc.* (Biotechnology)	155	722
Team, Inc.* (Commercial Services & Supplies)	134	146
TechTarget, Inc.* (Media)	132	12,627
Teekay Corp.* (Oil, Gas & Consumable Fuels)	352	1,105
Teekay Tankers, Ltd.*—Class A (Oil, Gas & Consumable Fuels)	121	1,319
TEGNA, Inc. (Media)	1,121	20,805
Tejon Ranch Co.* (Real Estate Management & Development)	106	2,022
Telephone and Data Systems, Inc. (Wireless Telecommunication Services)	512	10,316
Telesat Corp.* (Diversified Telecommunication Services)	65	1,864
Tellurian, Inc.* (Oil, Gas & Consumable Fuels)	1,873	5,769
Telos Corp.* (Software)	202	3,115
Tenable Holdings, Inc.* (Software)	468	25,773
Tenaya Therapeutics, Inc.* (Biotechnology)	71	1,345
Tenet Healthcare Corp.* (Health Care Providers & Services)	539	44,031
Tennant Co. (Machinery)	94	7,618
Tenneco, Inc.* (Auto Components)	345	3,899
Terex Corp. (Machinery)	347	15,251
Terns Pharmaceuticals, Inc.* (Pharmaceuticals)	70	495
Terreno Realty Corp. (Equity Real Estate Investment Trusts)	374	31,898
Tetra Tech, Inc. (Commercial Services & Supplies)	273	46,355
TETRA Technologies, Inc.* (Energy Equipment & Services)	622	1,766
Texas Capital Bancshares, Inc.* (Banks)	257	15,484
Texas Roadhouse, Inc.—Class A (Hotels, Restaurants & Leisure)	355	31,693
Textainer Group Holdings, Ltd. (Trading Companies & Distributors)	239	8,535
TG Therapeutics, Inc.* (Biotechnology)	657	12,483
The Andersons, Inc. (Food & Staples Retailing)	160	6,194
The Bancorp, Inc.* (Banks)	265	6,707
The Bank of Nt Butterfield & Son, Ltd. (Banks)	254	9,680
The Brink's Co. (Commercial Services & Supplies)	244	15,999
The Buckle, Inc. (Specialty Retail)	151	6,389
The Cato Corp.—Class A (Specialty Retail)	100	1,716
The Cheesecake Factory, Inc.* (Hotels, Restaurants & Leisure)	234	9,161
The Children's Place, Inc.* (Specialty Retail)	71	5,630
The Container Store Group, Inc.* (Specialty Retail)	161	1,607
The E.W. Scripps Co.*—Class A (Media)	291	5,631
The Ensign Group, Inc. (Health Care Providers & Services)	266	22,333
The First Bancorp, Inc. (Banks)	52	1,633
The GEO Group, Inc. (Equity Real Estate Investment Trusts)	597	4,627
The Goodyear Tire & Rubber Co.* (Auto Components)	1,402	29,891
The Greenbrier Cos., Inc. (Machinery)	162	7,434
The Hackett Group, Inc. (IT Services)	125	2,566
The Joint Corp.* (Health Care Providers & Services)	70	4,598
The Lovesac Co.* (Household Durables)	65	4,307
The Macerich Co. (Equity Real Estate Investment Trusts)	1,084	18,732
The Manitowoc Co., Inc.* (Machinery)	174	3,235
The Marcus Corp.* (Entertainment)	116	2,072
The ODP Corp.* (Specialty Retail)	234	9,192
The Pennant Group, Inc.* (Health Care Providers & Services)	130	3,000

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 367

Common Stocks, continued

	Shares	Value
The RealReal, Inc.* (Internet & Direct Marketing Retail)	406	$4,714
The RMR Group, Inc.—Class A (Real Estate Management & Development)	77	2,670
The Shyft Group, Inc. (Machinery)	176	8,647
The Simply Good Foods Co.* (Food Products)	432	17,958
The St Joe Co. (Real Estate Management & Development)	169	8,796
The Vita Coco Co., Inc.* (Beverages)	56	626
TherapeuticsMD, Inc.* (Pharmaceuticals)	1,977	703
Theravance Biopharma, Inc.* (Pharmaceuticals)	304	3,359
Thermon Group Holdings, Inc.* (Electrical Equipment)	167	2,827
Theseus Pharmaceuticals, Inc.* (Pharmaceuticals)	58	735
Third Coast Bancshares, Inc.* (Banks)	18	468
Thorne HealthTech, Inc.* (Personal Products)	34	211
Thryv Holdings, Inc.* (Media)	39	1,604
Tidewater, Inc.* (Energy Equipment & Services)	208	2,228
Tilly's, Inc.—Class A (Specialty Retail)	115	1,853
TimkenSteel Corp.* (Metals & Mining)	233	3,845
Tiptree, Inc. (Insurance)	119	1,646
Titan International, Inc.* (Machinery)	259	2,839
Titan Machinery, Inc.* (Trading Companies & Distributors)	98	3,302
Tivity Health, Inc.* (Health Care Providers & Services)	223	5,896
Tompkins Financial Corp. (Banks)	72	6,018
Tonix Pharmaceuticals Holding Corp.* (Biotechnology)	2,248	804
Tootsie Roll Industries, Inc. (Food Products)	78	2,826
Torrid Holdings, Inc.* (Specialty Retail)	65	642
TowneBank (Banks)	341	10,772
TPG RE Finance Trust, Inc.—Class T (Mortgage Real Estate Investment Trusts)	304	3,745
TPI Composites, Inc.* (Electrical Equipment)	184	2,753
Traeger, Inc.* (Household Durables)	114	1,386
Transcat, Inc.* (Trading Companies & Distributors)	36	3,327
TransMedics Group, Inc.* (Health Care Equipment & Supplies)	131	2,510
TravelCenters of America, Inc.* (Specialty Retail)	63	3,252
Travere Therapeutics, Inc.* (Biotechnology)	299	9,281
Treace Medical Concepts, Inc.* (Health Care Equipment & Supplies)	152	2,833
Trean Insurance Group, Inc.* (Insurance)	89	793
Tredegar Corp. (Chemicals)	133	1,572
TreeHouse Foods, Inc.* (Food Products)	264	10,700
Trevena, Inc.* (Biotechnology)	829	483
Tri Pointe Homes, Inc.* (Household Durables)	566	15,786
TriCo Bancshares (Banks)	140	6,014
TriMas Corp. (Machinery)	219	8,103
TriNet Group, Inc.* (Professional Services)	206	19,624
Trinity Industries, Inc. (Machinery)	392	11,838
Trinseo PLC* (Chemicals)	197	10,335
Triple-S Management Corp.* (Health Care Providers & Services)	115	4,103
TriState Capital Holdings, Inc.* (Banks)	147	4,448
Triton International, Ltd. (Trading Companies & Distributors)	338	20,357
Triumph Bancorp, Inc.* (Banks)	119	14,171
Triumph Group, Inc.* (Aerospace & Defense)	323	5,985
Tronox Holdings PLC—Class A (Chemicals)	581	13,961
TrueBlue, Inc.* (Professional Services)	177	4,898
TrueCar, Inc.* (Interactive Media & Services)	483	1,642
Trupanion, Inc.* (Insurance)	194	25,614
TrustCo Bank Corp. (Thrifts & Mortgage Finance)	96	3,198
Trustmark Corp. (Banks)	316	10,257
TTEC Holdings, Inc. (IT Services)	94	8,512
TTM Technologies, Inc.* (Electronic Equipment, Instruments & Components)	529	7,882
Tucows, Inc.* (IT Services)	49	4,107
Tupperware Brands Corp.* (Household Durables)	248	3,792
Turning Point Brands, Inc. (Tobacco)	74	2,796
Turning Point Therapeutics, Inc.* (Biotechnology)	233	11,114
Turtle Beach Corp.* (Technology Hardware, Storage & Peripherals)	77	1,714
Tutor Perini Corp.* (Construction & Engineering)	209	2,585
Twist Bioscience Corp.* (Biotechnology)	239	18,496
Two Harbors Investment Corp. (Mortgage Real Estate Investment Trusts)	1,745	10,069
Tyra Biosciences, Inc.* (Biotechnology)	62	872
U.S. Cellular Corp.* (Wireless Telecommunication Services)	78	2,459
U.S. Ecology, Inc.* (Commercial Services & Supplies)	160	5,110
U.S. Lime & Minerals, Inc. (Construction Materials)	10	1,290
U.S. Physical Therapy, Inc. (Health Care Providers & Services)	65	6,211
U.S. Silica Holdings, Inc.* (Energy Equipment & Services)	372	3,497
Udemy, Inc.* (Diversified Consumer Services)	70	1,368
UFP Industries, Inc. (Building Products)	305	28,063
UFP Technologies, Inc.* (Containers & Packaging)	35	2,459
Ultra Clean Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	225	12,906
UMB Financial Corp. (Banks)	222	23,556
UMH Properties, Inc. (Equity Real Estate Investment Trusts)	215	5,876
Unifi, Inc.* (Textiles, Apparel & Luxury Goods)	71	1,644
UniFirst Corp. (Commercial Services & Supplies)	76	15,990
Unisys Corp.* (IT Services)	333	6,850
United Bankshares, Inc. (Banks)	668	24,235
United Community Banks, Inc. (Banks)	531	19,084
United Fire Group, Inc. (Insurance)	107	2,481
United Insurance Holdings Corp. (Insurance)	103	447
United Natural Foods, Inc.* (Food & Staples Retailing)	283	13,890
Uniti Group, Inc. (Equity Real Estate Investment Trusts)	997	13,968
Unitil Corp. (Multi-Utilities)	79	3,633
Universal Corp. (Tobacco)	123	6,755
Universal Electronics, Inc.* (Household Durables)	64	2,608
Universal Health Realty Income Trust (Equity Real Estate Investment Trusts)	65	3,866
Universal Insurance Holdings, Inc. (Insurance)	137	2,329
Universal Logistics Holdings, Inc. (Road & Rail)	39	736
Univest Financial Corp. (Banks)	147	4,398
Upland Software, Inc.* (Software)	147	2,637
Upwork, Inc.* (Professional Services)	598	20,428

See accompanying notes to financial statements.

368 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Uranium Energy Corp.* (Oil, Gas & Consumable Fuels)	1,299	$4,352
Urban Edge Properties (Equity Real Estate Investment Trusts)	587	11,153
Urban Outfitters, Inc.* (Specialty Retail)	348	10,217
Ur-Energy, Inc.* (Oil, Gas & Consumable Fuels)	917	1,119
UroGen Pharma, Ltd.* (Biotechnology)	99	941
Urstadt Biddle Properties, Inc.—Class A (Equity Real Estate Investment Trusts)	151	3,216
US Xpress Enterprises, Inc.*—Class A (Road & Rail)	136	798
USANA Health Sciences, Inc.* (Personal Products)	61	6,173
Utah Medical Products, Inc. (Health Care Equipment & Supplies)	17	1,700
Utz Brands, Inc. (Food Products)	299	4,769
Valhi, Inc. (Chemicals)	12	345
Valley National Bancorp (Banks)	2,031	27,926
Value Line, Inc. (Capital Markets)	5	234
Vanda Pharmaceuticals, Inc.* (Biotechnology)	278	4,362
Vapotherm, Inc.* (Health Care Equipment & Supplies)	115	2,382
Varex Imaging Corp.* (Health Care Equipment & Supplies)	194	6,121
Varonis Systems, Inc.* (Software)	543	26,488
Vaxart, Inc.* (Biotechnology)	620	3,887
Vaxcyte, Inc.* (Pharmaceuticals)	205	4,877
VBI Vaccines, Inc.* (Biotechnology)	956	2,237
Vector Group, Ltd. (Tobacco)	728	8,358
Vectrus, Inc.* (Aerospace & Defense)	58	2,655
Veeco Instruments, Inc.* (Semiconductors & Semiconductor Equipment)	252	7,174
Velocity Financial, Inc.* (Thrifts & Mortgage Finance)	43	589
Velodyne Lidar, Inc.* (Electronic Equipment, Instruments & Components)	383	1,777
Ventyx Biosciences, Inc.* (Pharmaceuticals)	53	1,053
Vera Bradley, Inc.* (Textiles, Apparel & Luxury Goods)	132	1,123
Vera Therapeutics, Inc.* (Biotechnology)	50	1,336
Veracyte, Inc.* (Biotechnology)	342	14,090
Verastem, Inc.* (Biotechnology)	879	1,802
Vericel Corp.* (Biotechnology)	236	9,275
Verint Systems, Inc.* (Software)	327	17,171
Veris Residential, Inc.* (Equity Real Estate Investment Trusts)	445	8,179
Veritex Holdings, Inc. (Banks)	241	9,587
Veritiv Corp.* (Trading Companies & Distributors)	73	8,948
Veritone, Inc.* (Software)	144	3,237
Verra Mobility Corp.*—Class C (IT Services)	730	11,264
Verrica Pharmaceuticals, Inc.* (Pharmaceuticals)	66	605
Verso Corp.—Class A (Paper & Forest Products)	135	3,648
Veru, Inc.* (Personal Products)	327	1,926
Verve Therapeutics, Inc.* (Biotechnology)	80	2,950
Via Renewables, Inc. (Multi-Utilities)	61	697
Viad Corp.* (Commercial Services & Supplies)	103	4,407
Viant Technology, Inc.*—Class A (Software)	59	573
Viavi Solutions, Inc.* (Communications Equipment)	1,214	21,390
Vicor Corp.* (Electrical Equipment)	107	13,587
Viemed Healthcare, Inc.* (Health Care Providers & Services)	179	934
View, Inc.*(a) (Building Products)	707	2,764
ViewRay, Inc.* (Health Care Equipment & Supplies)	702	3,868
Viking Therapeutics, Inc.* (Biotechnology)	347	1,596
Village Super Market, Inc.—Class A (Food & Staples Retailing)	43	1,006
Vincerx Pharma, Inc.* (Biotechnology)	83	846
Vir Biotechnology, Inc.* (Biotechnology)	305	12,770
Viracta Therapeutics, Inc.* (Biotechnology)	184	672
VirnetX Holding Corp.* (Software)	322	837
Virtus Investment Partners, Inc. (Capital Markets)	37	10,993
Vishay Intertechnology, Inc. (Electronic Equipment, Instruments & Components)	676	14,784
Vishay Precision Group, Inc.* (Electronic Equipment, Instruments & Components)	63	2,339
Vista Outdoor, Inc.* (Leisure Products)	292	13,452
VistaGen Therapeutics, Inc.* (Biotechnology)	984	1,919
Visteon Corp.* (Auto Components)	141	15,671
Vital Farms, Inc.* (Food Products)	125	2,258
Vivint Smart Home, Inc.* (Diversified Consumer Services)	465	4,548
Vocera Communications, Inc.* (Health Care Technology)	175	11,347
Vonage Holdings Corp.* (Software)	1,226	25,489
Vor BioPharma, Inc.* (Biotechnology)	96	1,116
VOXX International Corp.* (Auto Components)	79	803
VSE Corp. (Commercial Services & Supplies)	54	3,291
Vuzix Corp.*(a) (Household Durables)	298	2,584
W&T Offshore, Inc.* (Oil, Gas & Consumable Fuels)	476	1,537
Wabash National Corp. (Machinery)	251	4,900
Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)	148	22,330
Warrior Met Coal, Inc. (Metals & Mining)	261	6,710
Washington Federal, Inc. (Thrifts & Mortgage Finance)	329	10,982
Washington Real Estate Investment Trust (Equity Real Estate Investment Trusts)	429	11,090
Washington Trust Bancorp, Inc. (Banks)	87	4,904
Waterstone Financial, Inc. (Thrifts & Mortgage Finance)	108	2,361
Watts Water Technologies, Inc.—Class A (Machinery)	140	27,183
WaVe Life Sciences, Ltd.* (Pharmaceuticals)	224	703
WD-40 Co. (Household Products)	69	16,879
Weave Communications, Inc.* (Software)	24	364
Weber, Inc.—Class A (Household Durables)	90	1,164
Weis Markets, Inc. (Food & Staples Retailing)	83	5,468
Welbilt, Inc.* (Machinery)	663	15,760
Werewolf Therapeutics, Inc.* (Biotechnology)	134	1,596
Werner Enterprises, Inc. (Road & Rail)	313	14,918
WesBanco, Inc. (Banks)	311	10,882
WESCO International, Inc.* (Trading Companies & Distributors)	227	29,870
West Bancorp, Inc. (Banks)	82	2,548
Westamerica Bancorp (Banks)	132	7,620
Whitestone REIT (Equity Real Estate Investment Trusts)	233	2,360
Whiting Petroleum Corp.* (Oil, Gas & Consumable Fuels)	200	12,936
Whole Earth Brands, Inc.* (Food Products)	189	2,030

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 369

Common Stocks, continued

	Shares	Value
WideOpenWest, Inc.* (Media)	266	$5,724
Willdan Group, Inc.* (Professional Services)	56	1,971
Willis Lease Finance Corp.* (Trading Companies & Distributors)	15	565
WillScot Mobile Mini Holdings Corp.* (Construction & Engineering)	1,073	43,822
Wingstop, Inc. (Hotels, Restaurants & Leisure)	151	26,093
Winmark Corp. (Specialty Retail)	18	4,469
Winnebago Industries, Inc. (Automobiles)	164	12,287
WisdomTree Investments, Inc. (Capital Markets)	683	4,180
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	412	11,870
Workhorse Group, Inc.* (Auto Components)	612	2,668
Workiva, Inc.* (Software)	217	28,316
World Acceptance Corp.* (Consumer Finance)	22	5,399
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	316	8,365
Worthington Industries, Inc. (Metals & Mining)	168	9,183
WSFS Financial Corp. (Thrifts & Mortgage Finance)	329	16,489
WW International, Inc.* (Diversified Consumer Services)	267	4,307
XBiotech, Inc. (Biotechnology)	77	857
Xencor, Inc.* (Biotechnology)	287	11,514
Xenia Hotels & Resorts, Inc.* (Equity Real Estate Investment Trusts)	578	10,468
Xilio Therapeutics, Inc.* (Biotechnology)	38	608
XL Fleet Corp.* (Auto Components)	177	586
XOMA Corp.* (Biotechnology)	31	646
Xometry, Inc.*—Class A (Internet & Direct Marketing Retail)	41	2,101
XPEL, Inc.* (Auto Components)	91	6,213
Xperi Holding Corp. (Software)	532	10,060
Xponential Fitness, Inc.*—Class A (Hotels, Restaurants & Leisure)	47	961
Yellow Corp.* (Road & Rail)	255	3,210
Yelp, Inc.* (Interactive Media & Services)	363	13,155
Yext, Inc.* (Software)	571	5,664
Y-mAbs Therapeutics, Inc.* (Biotechnology)	177	2,869
York Water Co. (Water Utilities)	66	3,285
Zentalis Pharmaceuticals, Inc.* (Biotechnology)	185	15,551
Zevia PBC*—Class A (Beverages)	52	367
Ziff Davis, Inc.* (Software)	220	24,389
ZIOPHARM Oncology, Inc.* (Biotechnology)	1,063	1,159
Zogenix, Inc.* (Pharmaceuticals)	284	4,615
Zumiez, Inc.* (Specialty Retail)	108	5,183
Zuora, Inc.*—Class A (Software)	565	10,554
Zurn Water Solutions Corp. (Building Products)	615	22,386
Zymergen, Inc.* (Chemicals)	406	2,716
Zynex, Inc.*(a) (Health Care Equipment & Supplies)	99	987
TOTAL COMMON STOCKS (Cost $11,358,609)		15,072,571

Trust (0.0%)

	Interest Units	Value
Ferroglobe Representation and Warranty Insurance*+ (Metals & Mining)	510	$—
TOTAL TRUST (Cost $—)		—

Contingent Escrow Shares (0.0%)

	Shares	Value
Wright Medical Group, Inc.*+(b); (Health Care Equipment & Supplies)	442	$—
TOTAL CONTINGENT ESCROW SHARES (Cost $—)		—

Repurchase Agreements(c)(d) (48.4%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $13,682,000	$13,682,000	$13,682,000
TOTAL REPURCHASE AGREEMENTS (Cost $13,682,000)		13,682,000

Collateral for Securities Loaned(e) (0.5%)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares, 0.03%(f)	140,996	$140,996
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $140,996)		140,996
TOTAL INVESTMENT SECURITIES (Cost $25,181,605)—102.3%		28,895,567
Net other assets (liabilities)—(2.3)%		(645,705)
NET ASSETS—100.0%		$28,249,862

*	Non-income producing security.
+	These securities were fair valued based on procedures approved by the Board of Trustees. As of December 31, 2021, these securities represented 0.000% of the net assets of the Fund.
(a)	All or part of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $129,228.
(b)	On November 12, 2020, Stryker Corp. acquired Wright Medical Group. As part of the acquisition, $1.85 per acquired share was allocated 1:1 to Escrow Shares, contingent on whether the $1.85 per share is determined to be payable to the Dutch Government; otherwise, the value of the Escrow Shares will be remitted to pre-acquisition shareholders of Wright Medical Group. In January 2022, all Escrow Shares were sold at a value of $1.85 per share.
(c)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2021, the aggregate amount held in a segregated account was $5,580,000.
(d)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(e)	Securities were purchased with cash collateral held from securities on loan at December 31, 2021.
(f)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2021.

See accompanying notes to financial statements.

370 :: ProFund VP UltraSmall-Cap :: Financial Statements

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
iShares Russell 2000 ETF	Goldman Sachs International	1/27/22	0.13%	$10,319,149	$(77,630)
Russell 2000 Index	Goldman Sachs International	1/27/22	0.48%	16,078,665	(117,453)
				$26,397,814	$(195,083)
iShares Russell 2000 ETF	UBS AG	1/27/22	(0.12)%	$4,933,042	$(36,973)
Russell 2000 Index	UBS AG	1/27/22	0.08%	10,092,668	(69,568)
				$15,025,710	$(106,541)
				$41,423,524	$(301,624)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP UltraSmall-Cap invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Aerospace & Defense	$93,431	0.3%
Air Freight & Logistics	54,597	0.2%
Airlines	47,956	0.2%
Auto Components	214,315	0.8%
Automobiles	33,316	0.1%
Banks	1,270,475	4.5%
Beverages	66,800	0.2%
Biotechnology	1,267,043	4.6%
Building Products	205,562	0.7%
Capital Markets	247,547	0.9%
Chemicals	297,020	1.0%
Commercial Services & Supplies	258,016	0.9%
Communications Equipment	137,967	0.5%
Construction & Engineering	240,823	0.9%
Construction Materials	28,974	0.1%
Consumer Finance	120,124	0.4%
Containers & Packaging	35,401	0.1%
Distributors	2,638	NM
Diversified Consumer Services	105,995	0.4%
Diversified Financial Services	23,650	0.1%
Diversified Telecommunication Services	74,449	0.3%
Electric Utilities	91,718	0.3%
Electrical Equipment	157,098	0.6%
Electronic Equipment, Instruments & Components	339,955	1.2%
Energy Equipment & Services	117,205	0.4%
Entertainment	119,422	0.4%
Equity Real Estate Investment Trusts	992,262	3.5%
Food & Staples Retailing	156,642	0.5%
Food Products	146,942	0.5%
Gas Utilities	134,280	0.5%
Health Care Equipment & Supplies	486,845	1.7%
Health Care Providers & Services	432,870	1.5%
Health Care Technology	179,900	0.6%
Hotels, Restaurants & Leisure	358,730	1.2%
Household Durables	300,231	1.1%
Household Products	44,006	0.2%
Independent Power and Renewable Electricity Producers	51,327	0.2%
Insurance	299,421	1.1%
Interactive Media & Services	52,841	0.2%
Internet & Direct Marketing Retail	78,888	0.3%
IT Services	256,809	0.9%
Leisure Products	95,031	0.3%
Life Sciences Tools & Services	126,708	0.4%
Machinery	572,470	2.0%
Marine	28,298	0.1%
Media	157,958	0.5%
Metals & Mining	183,841	0.7%
Mortgage Real Estate Investment Trusts	191,572	0.7%
Multiline Retail	56,398	0.2%
Multi-Utilities	57,838	0.2%
Oil, Gas & Consumable Fuels	547,117	2.0%
Paper & Forest Products	19,234	0.1%
Personal Products	84,974	0.3%
Pharmaceuticals	224,752	0.8%
Professional Services	264,478	0.9%
Real Estate Management & Development	136,264	0.5%
Road & Rail	138,190	0.5%
Semiconductors & Semiconductor Equipment	582,010	2.1%
Software	871,975	3.1%
Specialty Retail	355,771	1.3%
Technology Hardware, Storage & Peripherals	41,876	0.1%
Textiles, Apparel & Luxury Goods	111,755	0.4%
Thrifts & Mortgage Finance	262,680	0.9%
Tobacco	20,430	0.1%
Trading Companies & Distributors	226,883	0.8%
Water Utilities	67,495	0.2%
Wireless Telecommunication Services	23,082	0.1%
Other**	13,177,291	46.6%
Total	$28,249,862	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 371

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$25,181,605
Securities, at value(a)	15,213,567
Repurchase agreements, at value	13,682,000
Total Investment Securities, at value	28,895,567
Cash	1,409
Segregated cash balances for swap agreements with custodian	992
Dividends receivable	12,032
Receivable for capital shares issued	1,111
Receivable for investments sold	7,269
Prepaid expenses	174
TOTAL ASSETS	28,918,554

LIABILITIES:
Payable for collateral for securities loaned	140,996
Payable for capital shares redeemed	143,019
Payable for investments purchased	7,329
Unrealized depreciation on swap agreements	301,624
Advisory fees payable	18,707
Management services fees payable	2,494
Administration fees payable	1,683
Administrative services fees payable	15,436
Distribution fees payable	15,285
Transfer agency fees payable	2,936
Fund accounting fees payable	1,524
Compliance services fees payable	131
Other accrued expenses	17,528
TOTAL LIABILITIES	668,692
NET ASSETS	$28,249,862

NET ASSETS CONSIST OF:
Capital	$21,384,569
Total distributable earnings (loss)	6,865,293
NET ASSETS	$28,249,862
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,076,138
Net Asset Value (offering and redemption price per share)	$26.25

(a) Includes securities on loan valued at:	$129,228

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$143,364
Interest	209
Foreign tax withholding	(203)
Net income from securities lending	1,927
TOTAL INVESTMENT INCOME	145,297

EXPENSES:
Advisory fees	228,660
Management services fees	30,488
Administration fees	22,256
Transfer agency fees	18,495
Administrative services fees	82,045
Distribution fees	76,220
Custody fees	4,687
Fund accounting fees	19,605
Trustee fees	473
Compliance services fees	238
Other fees	40,802
Total Gross Expenses before reductions	523,969
Expenses reduced and reimbursed by the Advisor	(11,771)
TOTAL NET EXPENSES	512,198
NET INVESTMENT INCOME (LOSS)	(366,901)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	809,033
Net realized gains (losses) on futures contracts	59,805
Net realized gains (losses) on swap agreements	3,110,064
Change in net unrealized appreciation/depreciation on investment securities	383,136
Change in net unrealized appreciation/depreciation on futures contracts	(21,246)
Change in net unrealized appreciation/depreciation on swap agreements	73,683
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	4,414,475
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,047,574

See accompanying notes to financial statements.

372 :: ProFund VP UltraSmall-Cap :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(366,901)	$(129,194)
Net realized gains (losses) on investments	3,978,902	2,490,386
Change in net unrealized appreciation/depreciation on investments	435,573	(256,056)
Change in net assets resulting from operations	4,047,574	2,105,136

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(2,253,812)	(2,142,018)
Change in net assets resulting from distributions	(2,253,812)	(2,142,018)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	79,631,011	84,978,342
Distributions reinvested	2,244,959	2,142,018
Value of shares redeemed	(76,528,092)	(86,084,727)
Change in net assets resulting from capital transactions	5,347,878	1,035,633
Change in net assets	7,141,640	998,751

NET ASSETS:
Beginning of period	21,108,222	20,109,471
End of period	$28,249,862	$21,108,222

SHARE TRANSACTIONS:
Issued	2,859,816	5,043,750
Reinvested	92,461	139,545
Redeemed	(2,785,608)	(5,121,528)
Change in shares	166,669	61,767

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP UltraSmall-Cap :: 373

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$23.21	$23.72	$16.10	$28.59	$25.21

Investment Activities:
Net investment income (loss)(a)	(0.33)	(0.15)	0.01	(0.02)	(0.20)
Net realized and unrealized gains (losses) on investments	5.56	2.55	7.61	(4.67)	6.48
Total income (loss) from investment activities	5.23	2.40	7.62	(4.69)	6.28

Distributions to Shareholders From:
Net investment income	—	(0.03)	—	—	—
Net realized gains on investments	(2.19)	(2.88)	—	(7.80)	(2.90)
Total distributions	(2.19)	(2.91)	—	(7.80)	(2.90)

Net Asset Value, End of Period	$26.25	$23.21	$23.72	$16.10	$28.59

Total Return	23.30%	16.39%	47.33%	(26.95)%	25.20%

Ratios to Average Net Assets:
Gross expenses	1.72%	1.86%	1.76%	1.74%	1.72%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(1.20)%	(0.91)%	0.07%	(0.09)%	(0.74)%

Supplemental Data:
Net assets, end of period (000's)	$28,250	$21,108	$20,109	$16,736	$31,873
Portfolio turnover rate(b)	24%	34%	66%	18%	27%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

374 :: ProFund VP U.S. Government Plus :: Management Discussion of Fund Performance

ProFund VP U.S. Government Plus (the "Fund") seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (1.25x) the daily movement of the most recently issued 30-Year U.S. Treasury Bond ( the "Long Bond") for a single day, not for any other period. A "single day" is measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple (1.25x) times the return of the Long Bond for the same period. For periods longer than a single day, the Fund will lose money if the Long Bond's performance is flat, and it is possible that the Fund will lose money even if the level of the Long Bond rises. For the year ended December 31, 2021, the Fund had a total return of -7.08%. For the same period, the Long Bond, as measured by the Ryan Labs Returns Treasury Yield Curve 30 Year Index1, had a total return of -4.37%2 and a volatility of 16.66%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to one and one-quarter times the daily price movement of the Long Bond.3

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times the daily price movement of the Long Bond. The Long Bond is the longest term outstanding 30-year bond issued by the U.S. Treasury. As of December 31, 2021, the most recent Long Bond carried a maturity date of 11/15/51 and a 1.875% coupon.

During the year ended December 31, 2021, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in bonds in order to gain leveraged exposure to the Long Bond. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP U.S. Government Plus from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP U.S. Government Plus	-7.08%	6.54%	3.70%
Ryan Labs Returns Treasury Yield Curve 30 Year Index	-4.37%	7.13%	4.49%

Expense Ratios**

Fund	Gross	Net
ProFund VP U.S. Government Plus	1.48%	1.38%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings

Market Exposure

Investment Type	% of Net Assets
U.S. Treasury Obligation	49%
Swap Agreements	75%
Total Exposure	124%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP U.S. Government Plus primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The Ryan Labs Returns Treasury Yield Curve 30 Year Index is an index that consists of public obligations of the U.S. Treasury consisting of a single security, the latest issued on-the-run 30 Year Treasury bond. This Index reflects both price return and yield. It does not reflect the impact of transaction costs nor the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. It is not possible to invest directly in an index.
[2]	The Long Bond reflects a yield component. It does not reflect the impact of transaction and financing costs, nor the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects a yield component, the impact of transaction and financing costs and the deduction of fees and expenses.
[3]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Long Bond and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP U.S. Government Plus :: 375

Schedule of Portfolio Investments :: December 31, 2021

U.S. Treasury Obligation (49.4%)

	Principal Amount	Value
U.S. Treasury Bonds, 1.875%, 11/15/51	$7,540,000	$7,518,205
TOTAL U.S. TREASURY OBLIGATION (Cost $7,330,950)		7,518,205

Repurchase Agreements(a)(b) (50.9%)

Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $7,745,000	7,745,000	7,745,000
TOTAL REPURCHASE AGREEMENTS (Cost $7,745,000)		7,745,000
TOTAL INVESTMENT SECURITIES (Cost $15,075,950)—100.3%		15,263,205
Net other assets (liabilities)—(0.3)%		(48,423)
NET ASSETS—100.0%		$15,214,782

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2021, the aggregate amount held in a segregated account was $125,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
30-Year U.S. Treasury Bond, 1.875% due on 11/15/51	Citibank North America	1/17/22	0.10%	$4,566,761	$(17,649)
30-Year U.S. Treasury Bond, 1.875% due on 11/15/51	Societe' Generale	1/17/22	0.22%	6,880,055	(20,948)
				$11,446,816	$(38,597)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

376 :: ProFund VP U.S. Government Plus :: Financial Statements

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$15,075,950
Securities, at value	7,518,205
Repurchase agreements, at value	7,745,000
Total Investment Securities, at value	15,263,205
Segregated cash balances for swap agreements with custodian	81
Interest receivable	18,355
Receivable for capital shares issued	20,231
Prepaid expenses	97
TOTAL ASSETS	15,301,969

LIABILITIES:
Cash overdraft	443
Payable for capital shares redeemed	11,075
Unrealized depreciation on swap agreements	38,597
Advisory fees payable	9,360
Management services fees payable	1,872
Administration fees payable	970
Administrative services fees payable	6,796
Distribution fees payable	7,573
Transfer agency fees payable	1,527
Fund accounting fees payable	535
Compliance services fees payable	70
Other accrued expenses	8,369
TOTAL LIABILITIES	87,187
NET ASSETS	$15,214,782

NET ASSETS CONSIST OF:
Capital	$17,054,145
Total distributable earnings (loss)	(1,839,363)
NET ASSETS	$15,214,782
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	668,550
Net Asset Value (offering and redemption price per share)	$22.76

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Interest	$147,735

EXPENSES:
Advisory fees	82,994
Management services fees	16,599
Administration fees	13,059
Transfer agency fees	10,269
Administrative services fees	41,707
Distribution fees	41,497
Custody fees	2,509
Fund accounting fees	6,886
Trustee fees	315
Compliance services fees	70
Other fees	11,607
Recoupment of prior expenses reduced by the Advisor	3,000
Total Gross Expenses before reductions	230,512
Expenses reduced and reimbursed by the Advisor	(1,450)
TOTAL NET EXPENSES	229,062
NET INVESTMENT INCOME (LOSS)	(81,327)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(651,157)
Net realized gains (losses) on futures contracts	6,976
Net realized gains (losses) on swap agreements	(1,343,840)
Change in net unrealized appreciation/depreciation on investment securities	147,285
Change in net unrealized appreciation/depreciation on swap agreements	(97,357)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(1,938,093)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,019,420)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP U.S. Government Plus :: 377

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(81,327)	$(213,996)
Net realized gains (losses) on investments	(1,988,021)	3,075,680
Change in net unrealized appreciation/depreciation on investments	49,928	473,796
Change in net assets resulting from operations	(2,019,420)	3,335,480

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(2,851,086)	(1,890,196)
Change in net assets resulting from distributions	(2,851,086)	(1,890,196)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	25,088,789	121,388,592
Distributions reinvested	2,851,086	1,890,196
Value of shares redeemed	(30,250,001)	(121,724,663)
Change in net assets resulting from capital transactions	(2,310,126)	1,554,125
Change in net assets	(7,180,632)	2,999,409

NET ASSETS:
Beginning of period	22,395,414	19,396,005
End of period	$15,214,782	$22,395,414

SHARE TRANSACTIONS:
Issued	1,065,282	3,561,171
Reinvested	144,652	56,986
Redeemed	(1,274,364)	(3,599,595)
Change in shares	(64,430)	18,562

See accompanying notes to financial statements.

378 :: ProFund VP U.S. Government Plus :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$30.55	$27.15	$23.16	$24.73	$22.68

Investment Activities:
Net investment income (loss)(a)	(0.12)	(0.25)	0.22	0.21	0.10
Net realized and unrealized gains (losses) on investments	(2.80)	6.06	3.99	(1.57)	2.06
Total income (loss) from investment activities	(2.92)	5.81	4.21	(1.36)	2.16

Distributions to Shareholders From:
Net investment income	—	(0.02)	(0.22)	(0.21)	(0.11)
Net realized gains on investments	(4.87)	(2.39)	—	—	—
Total distributions	(4.87)	(2.41)	(0.22)	(0.21)	(0.11)

Net Asset Value, End of Period	$22.76	$30.55	$27.15	$23.16	$24.73

Total Return	(7.08)%	20.69%	18.22%	(5.42)%	9.49%

Ratios to Average Net Assets:
Gross expenses	1.39%	1.48%	1.44%	1.45%	1.43%
Net expenses	1.38%	1.38%	1.38%	1.38%	1.38%
Net investment income (loss)	(0.49)%	(0.75)%	0.84%	0.92%	0.43%

Supplemental Data:
Net assets, end of period (000's)	$15,215	$22,395	$19,396	$15,853	$19,008
Portfolio turnover rate(b)	393%	398%	402%	437%	397%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Utilities :: 379

ProFund VP Utilities (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. UtilitiesSM Index (the "Index"). For the year ended December 31, 2021, the Fund had a total return of 15.41%. For the same period, the Index had a return of 17.41%1 and a volatility of 14.83%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the utilities sector of the U.S. equity market. Component companies include, among others, electric utilities, gas utilities, and water utilities.

During the year ended December 31, 2021, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Utilities from December 31, 2011 to December 31, 2021, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/21

Fund	One Year	Five Year	Ten Year
ProFund VP Utilities	15.41%	9.52%	9.26%
Dow Jones U.S. UtilitiesSM Index	17.41%	11.34%	11.11%
S&P 500®	28.71%	18.47%	16.55%

Expense Ratios**

Fund	Gross	Net
ProFund VP Utilities	1.75%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2021. Contractual fee waivers are in effect through April 30, 2022. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	98%
Swap Agreements	2%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
NextEra Energy, Inc.	16.0%
Duke Energy Corp.	7.0%
The Southern Co.	6.3%
Dominion Energy, Inc.	5.5%
Exelon Corp.	4.9%

Dow Jones U.S. UtilitiesSM Index – Composition

% of Index
Electric Utilities	61%
Multi-Utilities	28%
Water Utilities	4%
Gas Utilities	4%
Independent Power and Renewable Electricity Producers	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

380 :: ProFund VP Utilities :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2021

Common Stocks (98.1%)

	Shares	Value
ALLETE, Inc. (Electric Utilities)	1,592	$105,629
Alliant Energy Corp. (Electric Utilities)	7,582	466,066
Ameren Corp. (Multi-Utilities)	7,801	694,367
American Electric Power Co., Inc. (Electric Utilities)	15,253	1,357,059
American Water Works Co., Inc. (Water Utilities)	5,498	1,038,353
Atmos Energy Corp. (Gas Utilities)	4,011	420,232
Avangrid, Inc. (Electric Utilities)	2,111	105,297
Avista Corp. (Multi-Utilities)	2,143	91,056
Black Hills Corp. (Multi-Utilities)	1,932	136,341
CenterPoint Energy, Inc. (Multi-Utilities)	19,059	531,937
Clearway Energy, Inc.—Class A (Independent Power and Renewable Electricity Producers)	1,048	35,087
Clearway Energy, Inc.—Class C (Independent Power and Renewable Electricity Producers)	2,477	89,246
CMS Energy Corp. (Multi-Utilities)	8,773	570,684
Consolidated Edison, Inc. (Multi-Utilities)	10,717	914,374
Dominion Energy, Inc. (Multi-Utilities)	24,527	1,926,841
DTE Energy Co. (Multi-Utilities)	5,867	701,341
Duke Energy Corp. (Electric Utilities)	23,303	2,444,485
Edison International (Electric Utilities)	11,505	785,216
Entergy Corp. (Electric Utilities)	6,087	685,701
Essential Utilities, Inc. (Water Utilities)	6,967	374,058
Evergy, Inc. (Electric Utilities)	6,944	476,428
Eversource Energy (Electric Utilities)	10,411	947,193
Exelon Corp. (Electric Utilities)	29,627	1,711,256
FirstEnergy Corp. (Electric Utilities)	16,486	685,653
Hawaiian Electric Industries, Inc. (Electric Utilities)	3,310	137,365
IDACORP, Inc. (Electric Utilities)	1,530	173,364
MDU Resources Group, Inc. (Multi-Utilities)	6,158	189,913
National Fuel Gas Co. (Gas Utilities)	2,761	176,538
New Jersey Resources Corp. (Gas Utilities)	2,922	119,977
NextEra Energy, Inc. (Electric Utilities)	59,433	5,548,665
NiSource, Inc. (Multi-Utilities)	11,892	328,338
NorthWestern Corp. (Multi-Utilities)	1,594	91,113
NRG Energy, Inc. (Electric Utilities)	7,415	319,438
ONE Gas, Inc. (Gas Utilities)	1,623	125,929
PG&E Corp.* (Electric Utilities)	45,694	554,725
Pinnacle West Capital Corp. (Electric Utilities)	3,418	241,277
PNM Resources, Inc. (Electric Utilities)	2,599	118,540
Portland General Electric Co. (Electric Utilities)	2,708	143,307
PPL Corp. (Electric Utilities)	22,741	683,594
Public Service Enterprise Group, Inc. (Multi-Utilities)	15,313	1,021,836
Sempra Energy (Multi-Utilities)	9,671	1,279,280
Southwest Gas Holdings, Inc. (Gas Utilities)	1,832	128,332
Spire, Inc. (Gas Utilities)	1,566	102,135
The AES Corp. (Independent Power and Renewable Electricity Producers)	20,191	490,641
The Southern Co. (Electric Utilities)	32,095	2,201,075
UGI Corp. (Gas Utilities)	6,332	290,702
Vistra Corp. (Independent Power and Renewable Electricity Producers)	14,615	332,784
WEC Energy Group, Inc. (Multi-Utilities)	9,552	927,213
Xcel Energy, Inc. (Electric Utilities)	16,313	1,104,390
TOTAL COMMON STOCKS (Cost $15,066,302)		34,124,371

Repurchase Agreements(a) (1.6%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, 0.00%, dated 12/31/21, due 1/3/22, total to be received $550,000	$550,000	$550,000
TOTAL REPURCHASE AGREEMENTS (Cost $550,000)		550,000
TOTAL INVESTMENT SECURITIES (Cost $15,616,302)—99.7%		34,674,371
Net other assets (liabilities)—0.3%		101,081
NET ASSETS—100.0%		$34,775,452

*	Non-income producing security.
(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements—Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Utilities Index	Goldman Sachs International	1/24/22	0.68%	$676,102	$18,215

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2021, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Utilities :: 381

ProFund VP Utilities invested in the following industries as of December 31, 2021:

	Value	% of Net Assets
Electric Utilities	$20,995,723	60.4%
Gas Utilities	1,363,845	3.9%
Independent Power and Renewable Electricity Producers	947,758	2.7%
Multi-Utilities	9,404,634	27.0%
Water Utilities	1,412,411	4.1%
Other**	651,081	1.9%
Total	$34,775,452	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

382 :: ProFund VP Utilities :: Financial Statements

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Total Investment Securities, at cost	$15,616,302
Securities, at value	34,124,371
Repurchase agreements, at value	550,000
Total Investment Securities, at value	34,674,371
Cash	356
Segregated cash balances for swap agreements with custodian	80,000
Dividends receivable	48,539
Unrealized appreciation on swap agreements	18,215
Receivable for capital shares issued	34,134
Prepaid expenses	443
TOTAL ASSETS	34,856,058

LIABILITIES:
Payable for capital shares redeemed	5,516
Advisory fees payable	22,577
Management services fees payable	3,010
Administration fees payable	1,927
Administrative services fees payable	13,756
Distribution fees payable	13,093
Transfer agency fees payable	3,025
Fund accounting fees payable	1,078
Compliance services fees payable	140
Other accrued expenses	16,484
TOTAL LIABILITIES	80,606
NET ASSETS	$34,775,452

NET ASSETS CONSIST OF:
Capital	$16,888,240
Total distributable earnings (loss)	17,887,212
NET ASSETS	$34,775,452
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	818,807
Net Asset Value (offering and redemption price per share)	$42.47

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends	$963,565
Interest	4
TOTAL INVESTMENT INCOME	963,569

EXPENSES:
Advisory fees	241,721
Management services fees	32,229
Administration fees	24,608
Transfer agency fees	19,735
Administrative services fees	93,182
Distribution fees	80,574
Custody fees	4,875
Fund accounting fees	13,401
Trustee fees	549
Compliance services fees	197
Other fees	30,326
Recoupment of prior expenses reduced by the Advisor	2,500
Total Gross Expenses before reductions	543,897
Expenses reduced and reimbursed by the Advisor	(2,442)
TOTAL NET EXPENSES	541,455
NET INVESTMENT INCOME (LOSS)	422,114

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,339,380
Net realized gains (losses) on swap agreements	78,011
Change in net unrealized appreciation/depreciation on investment securities	2,698,969
Change in net unrealized appreciation/depreciation on swap agreements	8,322
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	4,124,682
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,546,796

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Utilities :: 383

Statements of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$422,114	$464,820
Net realized gains (losses) on investments	1,417,391	(798,890)
Change in net unrealized appreciation/depreciation on investments	2,707,291	(2,122,950)
Change in net assets resulting from operations	4,546,796	(2,457,020)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(492,932)	(7,985,139)
Change in net assets resulting from distributions	(492,932)	(7,985,139)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	19,019,213	26,708,658
Distributions reinvested	492,932	7,985,139
Value of shares redeemed	(21,333,281)	(35,984,865)
Change in net assets resulting from capital transactions	(1,821,136)	(1,291,068)
Change in net assets	2,232,728	(11,733,227)

NET ASSETS:
Beginning of period	32,542,724	44,275,951
End of period	$34,775,452	$32,542,724

SHARE TRANSACTIONS:
Issued	486,801	599,643
Reinvested	13,016	225,314
Redeemed	(551,908)	(831,816)
Change in shares	(52,091)	(6,859)

See accompanying notes to financial statements.

384 :: ProFund VP Utilities :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net Asset Value, Beginning of Period	$37.37	$50.44	$44.33	$45.65	$43.68

Investment Activities:
Net investment income (loss)(a)	0.51	0.57	0.67	0.79	0.76
Net realized and unrealized gains (losses) on investments	5.18	(2.39)	9.18	0.39	3.89
Total income (loss) from investment activities	5.69	(1.82)	9.85	1.18	4.65

Distributions to Shareholders From:
Net investment income	(0.59)	(0.75)	(0.79)	(1.00)	(1.02)
Net realized gains on investments	—	(10.50)	(2.95)	(1.50)	(1.66)
Total distributions	(0.59)	(11.25)	(3.74)	(2.50)	(2.68)

Net Asset Value, End of Period	$42.47	$37.37	$50.44	$44.33	$45.65

Total Return	15.41%	(2.40)%	22.88%	2.89%	10.64%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.75%	1.74%	1.79%	1.72%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	1.31%	1.31%	1.38%	1.78%	1.62%

Supplemental Data:
Net assets, end of period (000's)	$34,775	$32,543	$44,276	$40,952	$38,464
Portfolio turnover rate(b)	24%	50%	209%	108%	60%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Notes to Financial Statements

386 :: Notes to Financial Statements :: December 31, 2021

1. Organization

ProFunds (the "Trust") consists of 116 separate investment portfolios and is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act") and thus follows accounting and reporting guidance for investment companies. The Trust is organized as a Delaware statutory trust and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series.

On December 10, 2020, the Trust's Board of Trustees approved an agreement and plan of reorganization and termination pursuant to which the Access VP High Yield Fund (now named the ProFund Access VP High Yield) would reorganize, tax free, into a corresponding newly created series within ProFunds (an affiliated trust). That transaction occurred on April 23, 2021.

These accompanying financial statements relate to the following portfolios of the Trust included in this report (collectively, the "ProFunds VP" and individually, a "ProFund VP"):

Classic ProFunds VP:

ProFund VP Asia 30

ProFund VP Bull

ProFund VP Dow 30

ProFund VP Emerging Markets

ProFund VP Europe 30

ProFund VP International

ProFund VP Japan

ProFund VP Large-Cap Growth

ProFund VP Large-Cap Value

ProFund VP Mid-Cap

ProFund VP Mid-Cap Growth

ProFund VP Mid-Cap Value

ProFund VP Nasdaq-100

ProFund VP Small-Cap

ProFund VP Small-Cap Growth

ProFund VP Small-Cap Value

Ultra ProFunds VP:

ProFund VP UltraBull

ProFund VP UltraMid-Cap

ProFund VP UltraNasdaq-100

ProFund VP UltraSmall-Cap

Inverse ProFunds VP:

ProFund VP Bear

ProFund VP Short Dow 30

ProFund VP Short Emerging Markets

ProFund VP Short International

ProFund VP Short Mid-Cap

ProFund VP Short Nasdaq-100

ProFund VP Short Small-Cap

ProFund VP UltraShort Dow 30

ProFund VP UltraShort Nasdaq-100

Sector ProFunds VP:

ProFund VP Banks

ProFund VP Basic Materials

ProFund VP Biotechnology

ProFund VP Consumer Goods

ProFund VP Consumer Services

ProFund VP Financials

ProFund VP Health Care

ProFund VP Industrials

ProFund VP Internet

ProFund VP Oil & Gas

ProFund VP Pharmaceuticals

ProFund VP Precious Metals

ProFund VP Real Estate

ProFund VP Semiconductor

ProFund VP Technology

ProFund VP Telecommunications

ProFund VP Utilities

Non-Equity ProFunds VP:

ProFund Access VP High Yield

ProFund VP Falling U.S. Dollar

ProFund VP Rising Rates Opportunity

ProFund VP U.S. Government Plus

Money Market ProFund VP:

ProFund VP Government Money Market

The ProFunds VP, excluding ProFund VP Government Money Market, are referred to as the "non-money market ProFunds VP." Each non-money market ProFund VP, other than ProFund VP Consumer Services, ProFund VP Europe 30, ProFund VP Industrials, ProFund VP Large-Cap Growth, ProFund VP Large-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Mid-Cap Value, ProFund VP Real Estate, ProFund VP Small-Cap Growth, ProFund VP Small-Cap Value, and ProFund VP Utilities, is classified as non-diversified under the 1940 Act. Each ProFund VP has one class of shares.

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust and ProFunds VP's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the ProFunds VP.

December 31, 2021 :: Notes to Financial Statements :: 387

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by each ProFund VP in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Investment Valuation

The ProFunds VP record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3.

Repurchase Agreements

Each ProFund VP may enter into repurchase agreements with financial institutions in pursuit of its investment objective, as "cover" for the investment techniques it employs, or for liquidity purposes. Repurchase agreements are primarily used by the ProFunds VP as short-term investments for cash positions. Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one business day. The resale price is typically greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

The ProFund VP follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major, global financial institutions whose creditworthiness is continuously monitored by ProFund Advisors LLC (the "Advisor"). In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. Funds within the Trust invest in repurchase agreements jointly. Each ProFund VP, therefore, holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by each ProFund VP. The collateral underlying the repurchase agreement is held by the ProFund VP's custodian. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds VP not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the ProFund VP, amounts to more than 15% of the ProFund VP's total net assets. The investments of each of the ProFunds VP in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant. During periods of high demand for repurchase agreements, the ProFunds VP may be unable to invest available cash in these instruments to the extent desired by the Advisor.

Information concerning the counterparties, value of, collateralization and amounts due under repurchase agreement transactions may be found in the table below.

As of December 31, 2021, the ProFunds VP had undivided interest in joint repurchase agreements with the following counterparties, for the time periods and rates indicated. Amounts shown in the table below represent principal amount, cost and value for each respective repurchase agreement.

Fund Name	Canadian Imperial Bank of Canada 0.00% dated 12/31/21, due 1/3/22(1)	Credit Agricole CIB, 0.00% dated 12/31/21, due 1/3/22(2)	HSBC Securities (USA), Inc., 0.00% dated 12/31/21, due 1/3/22(3)	RBC Capital Markets, LLC, 0.00% dated 12/31/21, due 1/3/22(4)	Societe' Generale, 0.00% dated 12/31/21, due 1/3/22(5)	UMB Bank N.A., 0.00% dated 12/31/21, due 1/3/22(6)
ProFund Access VP High Yield	$223,000	$2,238,000	$3,189,000	$1,119,000	$559,000	$232,000
ProFund VP Asia 30	8,000	82,000	117,000	41,000	20,000	10,000
ProFund VP Banks	2,000	25,000	35,000	12,000	6,000	5,000
ProFund VP Basic Materials	5,000	53,000	76,000	26,000	13,000	8,000
ProFund VP Bear	45,000	459,000	655,000	229,000	114,000	53,000
ProFund VP Biotechnology	11,000	110,000	157,000	55,000	27,000	14,000
ProFund VP Bull	543,000	5,451,000	7,768,000	2,724,000	1,361,000	568,000
ProFund VP Consumer Goods	26,000	267,000	381,000	133,000	66,000	31,000
ProFund VP Consumer Services	5,000	53,000	76,000	26,000	13,000	9,000
ProFund VP Dow 30	5,000	62,000	90,000	30,000	14,000	17,000
ProFund VP Emerging Markets	20,000	209,000	299,000	104,000	51,000	28,000

388 :: Notes to Financial Statements :: December 31, 2021

Fund Name	Canadian Imperial Bank of Canada 0.00% dated 12/31/21, due 1/3/22(1)	Credit Agricole CIB, 0.00% dated 12/31/21, due 1/3/22(2)	HSBC Securities (USA), Inc., 0.00% dated 12/31/21, due 1/3/22(3)	RBC Capital Markets, LLC, 0.00% dated 12/31/21, due 1/3/22(4)	Societe' Generale, 0.00% dated 12/31/21, due 1/3/22(5)	UMB Bank N.A., 0.00% dated 12/31/21, due 1/3/22(6)
ProFund VP Europe 30	$24,000	$241,000	$344,000	$120,000	$60,000	$28,000
ProFund VP Falling U.S. Dollar	13,000	141,000	202,000	69,000	34,000	26,000
ProFund VP Financials	13,000	133,000	190,000	66,000	33,000	16,000
ProFund VP Government Money Market	1,134,000	11,348,000	16,171,000	5,674,000	2,837,000	1,168,000
ProFund VP Health Care	50,000	508,000	723,000	254,000	127,000	54,000
ProFund VP Industrials	22,000	222,000	317,000	111,000	55,000	26,000
ProFund VP International	360,000	3,619,000	5,160,000	1,809,000	904,000	382,000
ProFund VP Internet	10,000	102,000	146,000	51,000	25,000	13,000
ProFund VP Japan	199,000	1,994,000	2,842,000	997,000	498,000	208,000
ProFund VP Large-Cap Growth	2,000	21,000	30,000	10,000	5,000	5,000
ProFund VP Large-Cap Value	4,000	46,000	66,000	23,000	11,000	7,000
ProFund VP Mid-Cap	461,000	4,627,000	6,592,000	2,313,000	1,155,000	482,000
ProFund VP Mid-Cap Growth	1,000	10,000	15,000	5,000	2,000	3,000
ProFund VP Mid-Cap Value	—	5,000	8,000	2,000	1,000	4,000
ProFund VP Nasdaq-100	1,716,000	17,168,000	24,465,000	8,583,000	4,291,000	1,770,000
ProFund VP Oil & Gas	12,000	127,000	181,000	63,000	31,000	17,000
ProFund VP Pharmaceuticals	5,000	58,000	83,000	29,000	14,000	8,000
ProFund VP Precious Metals	824,000	8,240,000	11,742,000	4,120,000	2,059,000	849,000
ProFund VP Real Estate	11,000	116,000	166,000	58,000	29,000	15,000
ProFund VP Rising Rates Opportunity	170,000	1,712,000	2,440,000	855,000	426,000	184,000
ProFund VP Semiconductor	8,000	88,000	125,000	44,000	22,000	11,000
ProFund VP Short Dow 30	—	1,000	1,000	—	—	4,000
ProFund VP Short Emerging Markets	31,000	335,000	479,000	166,000	82,000	44,000
ProFund VP Short International	15,000	157,000	225,000	78,000	38,000	23,000
ProFund VP Short Mid-Cap	1,000	15,000	23,000	7,000	3,000	6,000
ProFund VP Short Nasdaq-100	55,000	574,000	818,000	286,000	141,000	70,000
ProFund VP Short Small-Cap	34,000	341,000	488,000	170,000	84,000	44,000
ProFund VP Small-Cap	128,000	1,293,000	1,842,000	645,000	322,000	142,000
ProFund VP Small-Cap Growth	1,000	12,000	17,000	6,000	3,000	3,000
ProFund VP Small-Cap Value	1,000	12,000	18,000	6,000	3,000	3,000
ProFund VP Technology	42,000	429,000	612,000	214,000	107,000	47,000
ProFund VP Telecommunications	4,000	47,000	67,000	23,000	11,000	7,000
ProFund VP UltraBull	124,000	1,249,000	1,779,000	624,000	312,000	134,000
ProFund VP UltraMid-Cap	124,000	1,254,000	1,787,000	627,000	313,000	136,000
ProFund VP UltraNasdaq-100	3,048,000	30,505,000	43,471,000	15,251,000	7,624,000	3,145,000
ProFund VP UltraShort Dow 30	—	1,000	1,000	—	—	2,000
ProFund VP UltraShort Nasdaq-100	9,000	106,000	152,000	52,000	25,000	21,000
ProFund VP UltraSmall-Cap	403,000	4,049,000	5,770,000	2,024,000	1,010,000	426,000
ProFund VP U.S. Government Plus	228,000	2,292,000	3,266,000	1,146,000	573,000	240,000
ProFund VP Utilities	16,000	162,000	232,000	81,000	40,000	19,000
	$10,196,000	$102,369,000	$145,899,000	$51,161,000	$25,554,000	$10,767,000

Each repurchase agreement was fully collateralized by U.S. government and/or agency securities as of December 31, 2021 as follows:

(1)	U.S. Treasury Notes, 0.375%, due 1/31/2026, total value $10,404,446.
(2)	U.S. Treasury Inflation-Protected Securities (TIPS), 0.125%, due 4/15/22, total value $104,470,592.
(3)	U.S. Treasury Bonds, 2.00% to 3.375%, due 11/15/41 to 2/15/50, which had an aggregate value of $148,819,798.
(4)	U.S. Treasury Bonds, 2.00%, due 2/15/50, U.S. Treasury Notes, 0.375%, due 1/31/26, U.S. Treasury Inflation-Protected Securities (TIPS), 0.125%, due 4/15/22 to 4/15/25, which had an aggregate value of $52,191,250.
(5)	U.S. Treasury Notes, 2.875%, due 7/31/25, total value $26,069,844.
(6)	Federal Farm Credit Banks, 2.875%, due 12/21/23, Federal Home Loan Banks, 1.20% to 3.375%, due 12/8/23 to 12/30/24, which had an aggregate value of $11,142,991.

December 31, 2021 :: Notes to Financial Statements :: 389

Depositary Receipts

Each ProFund VP, other than the ProFund VP Government Money Market, may invest in American Depositary Receipts ("ADRs"), New York Shares ("NYSs") and Global Depositary Receipts ("GDRs"). ADRs represent the right to receive securities of foreign issuers deposited in a bank or corresponding bank. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter ("OTC"), are issued by domestic banks. NYSs (or "direct shares") are foreign stocks denominated in U.S. dollars that trade on American exchanges without being converted to ADRs. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world.

The ProFunds VP may invest in both sponsored and unsponsored depositary receipts. Certain depositary receipts, typically those designated as "unsponsored", require the holders thereof to bear most of the costs of such facilities, while issuers of "sponsored" facilities normally pay more of the cost thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Real Estate Investment Trusts

Each ProFund VP (other than the Non-Equity ProFunds VP) may invest in real estate investment trusts ("REITs") which report information on the source of their distributions annually. Equity REITs invest primarily in real property while mortgage REITs invest in constructions, development and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REITs, the creditworthiness of the issuer, property taxes, interest rates, and tax regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and the possibility of failing to maintain exempt status under the 1940 Act. Certain distributions received from REITs during the year are recorded as realized gains or return of capital when such information becomes known.

Derivative Instruments

In seeking to achieve each ProFund VP's investment objective, the Advisor uses a mathematical approach to investing. Using this approach, the Advisor determines the type, quantity and mix of investment positions. Certain ProFunds VP may obtain investment exposure through derivative instruments such as futures contracts, forward currency contracts and swap agreements, that a ProFund VP should hold to approximate the daily performance, inverse performance, or multiple thereof, as applicable, of its benchmark. All derivative instruments held during the year ended December 31, 2021, were utilized to gain exposure or inverse exposure to each ProFund VP's benchmark (e.g., index, etc.) to meet its investment objective.

The ProFund Access VP High Yield maintains exposure to the high yield market (i.e., U.S. corporate high yield debt market), regardless of market conditions. This means ProFund Access VP High Yield does not adopt defensive positions in cash or other instruments in anticipation of an adverse market climate. The ProFund Access VP High Yield invests primarily in derivatives, money market instruments, and U.S. Treasury obligations that the Advisor believes, in combination, should provide investment results that correspond to the high yield market. During the year ended December 31, 2021, the ProFund Access VP High Yield held credit default swap agreements for credit exposure to the high yield market and futures contracts and/or treasury notes for interest rate exposure to meet the ProFund Access VP High Yield investment objective.

Each non-money market ProFund VP, other than the Classic ProFunds VP, the Sector ProFunds VP and the ProFund VP Falling U.S. Dollar, does not seek to achieve its investment objective over a period of time greater than a single day.

All open derivative positions at year end are reflected on each respective ProFund VP's Schedule of Portfolio Investments. The volume associated with derivative positions varies on a daily basis as each ProFund VP transacts in derivative contracts in order to achieve the appropriate exposure, as expressed in notional amount (contract value for forward currency contracts), in comparison to net assets consistent with each ProFund VP's investment objective.

Certain ProFunds VP utilized a varying level of derivative instruments in conjunction with the investment securities to meet their investment objective during the year ended December 31, 2021. With the exception of the ProFunds VP listed below, the notional amount of open derivative positions relative to each ProFund VP's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year. The volume associated with derivative positions in the ProFund VP Banks, ProFund VP Bull, ProFund VP Semiconductor and ProFund VP Small-Cap was 9%, 28%, 7% and 44%, respectively, based on average monthly notional amounts in comparison to net assets during the year ended December 31, 2021.

In connection with its management of certain series of the Trust included in this report (ProFund VP UltraShort Dow 30 and ProFund VP UltraShort Nasdaq-100 (the "Commodity Pools")), the Advisor is registered as a commodity pool operator (a "CPO") and the Commodity Pools are commodity pools under the Commodity Exchange Act (the "CEA"). The Advisor also registered as a commodity trading advisor (a "CTA") under the CEA as a result of its role as subadvisor to funds outside the Trust. Accordingly, the Advisor is subject to registration and regulation as a CPO and CTA under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and the National Futures Association ("NFA"), including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools' total return. In this regard, any further amendment to the CEA or its related regulations that subject the Advisor or the

390 :: Notes to Financial Statements :: December 31, 2021

Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools' operations and expenses.

The following is a description of the derivative instruments utilized by the ProFunds VP, including certain risks related to each instrument type.

Futures Contracts

Each non-money market ProFund VP may purchase or sell futures contracts as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

Each ProFund VP generally engages in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold), there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

Whether a ProFund VP realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of a ProFund VP's loss from an unhedged short position in futures contracts is potentially unlimited and investors may lose the amount that they invest plus any profits recognized on that investment. Each ProFund VP will engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, each ProFund VP will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 10% of the contract amount for equity index futures and in the range of approximately 1% to 3% of the contract amount for treasury futures (this amount is subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the ProFund VP upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the asset underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a ProFund VP may elect to close its position by taking an opposite position, which will operate to terminate the ProFund VP's existing position in the contract.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although each ProFund VP intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund VP to substantial losses. If trading is not possible, or if a ProFund VP determines not to close a futures position in anticipation of adverse price movements, the ProFund VP will be required to make daily cash payments of variation margin. The risk that the ProFund VP will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a ProFund VP.

Forward Currency Contracts

The ProFund VP Falling U.S. Dollar may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

It is possible that, under certain circumstances, this ProFund VP may have to limit its currency transactions to qualify as a "regulated investment company" ("RIC") under the Internal Revenue Code. The ProFund VP Falling U.S. Dollar does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the ProFund VP Falling U.S. Dollar may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an "offsetting" contract obligating it to buy, on the same maturity date, the same amount of the currency. If this ProFund

December 31, 2021 :: Notes to Financial Statements :: 391

VP engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If the ProFund VP Falling U.S. Dollar engages in offsetting transactions it will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date the ProFund VP Falling U.S. Dollar enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the ProFund VP will realize a gain to the extent that the price of ProFund VP currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the ProFund VP will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

The ProFund VP Falling U.S. Dollar collateralizes forward currency contracts with cash and certain securities as indicated on the Statement of Assets and Liabilities and the Schedule of Portfolio Investments, respectively. Such collateral is held for the benefit of the counterparty in a segregated tri-party account at the custodian, to protect the counterparty against non-payment by the respective ProFund VP. Similarly, the ProFund VP Falling U.S. Dollar has sought to mitigate credit risk by generally requiring that the counterparties to the ProFund VP post collateral for the benefit of the ProFund VP in a segregated account at the custodian, marked to market daily, in an amount equal to what the counterparty owes the ProFund VP, subject to certain minimum thresholds. In the event of a default by the counterparty, the ProFund VP will seek withdrawal of this collateral from the segregated account and may incur certain costs exercising its right with respect to the collateral. If a counterparty becomes bankrupt or fails to perform its obligations, the ProFund VP Falling U.S. Dollar may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The ProFund VP Falling U.S. Dollar may obtain only limited recovery or may obtain no recovery in such circumstances. The ProFund VP Falling U.S. Dollar will enter into forward currency contracts only with financial institutions that meet the credit quality standards and monitoring policies established by the Advisor. As of December 31, 2021, there was no collateral posted by counterparties.

Credit Default Swap ("CDS") Agreements

As of December 31, 2021, the ProFund Access VP High Yield invested in centrally cleared CDS as a substitute for investing directly in bonds in order to gain credit exposure to the high yield market.

In a CDS, the agreement will reference one or more debt securities or reference entities. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference entity has occurred. If a credit event occurs, the seller generally must pay the buyer: a) the full notional value of the swap; or b) the difference between the notional value of the defaulted reference entity and the recovery price/rate for the defaulted reference entity. CDS are designed to reflect changes in credit quality, including events of default. A CDS may require premium (discount) payments as well as daily payments (receipts) related to the interest leg of the swap or to the default or change in price of a reference entity.

The counterparty risk for cleared swap agreements is generally lower than for uncleared over-the-counter swap agreements because, generally, a clearing organization becomes substituted for each counterparty to a cleared swap agreement and, in effect, guarantees each party's performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the ProFund Access VP High Yield.

If the ProFund Access VP High Yield is a seller of a CDS contract (also referred to as a seller of protection or as a buyer of risk), the ProFund Access VP High Yield would be required to pay the par (or other agreed upon) value of a referenced obligation to the counterparty in the event of a default or other credit event. In return, the ProFund Access VP High Yield would receive from the counterparty a daily stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the ProFund Access VP High Yield would keep the stream of payments and would have no payment obligations. As the seller, the ProFund Access VP High Yield would be subject to investment exposure on the notional amount of the swap.

If the ProFund Access VP High Yield is a buyer of a CDS contract (also referred to as a buyer of protection or a seller of risk), the ProFund Access VP High Yield would have the right to deliver a reference obligation and receive the par (or other agreed-upon) value of such obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade). In return, the ProFund Access VP High Yield would pay the counterparty a daily stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the ProFund Access VP High Yield.

The ProFund Access VP High Yield enters into a CDS with multiple reference entities, in which case payments and settlements in respect of any defaulting reference entity would typically be dealt with separately from the other reference entities.

Upon entering into a centrally cleared CDS, the ProFund Access VP High Yield may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the CDS and is returned to the ProFund Access VP High Yield upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as "marking-to-market." The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

Swap Agreements (other than CDS)

Each non-money market ProFund VP may enter into swap agreements to gain exposure to an underlying asset without

392 :: Notes to Financial Statements :: December 31, 2021

actually purchasing such asset (or shorting such asset), or to hedge a position, including in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular pre-determined investments or instruments. The gross return to be exchanged or "swapped" between the parties is calculated with respect to a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested in a "basket" of securities or an ETF representing a particular index or group of securities.

On a typical long swap, the counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular underlying assets (e.g., securities comprising the relevant benchmark index), plus the dividends or interest that would have been received on those assets. The ProFund VP will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such assets, plus, in certain circumstances, commissions or trading spreads on the notional amount. Therefore, the return to the ProFund VP on any swap agreement should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the ProFund VP on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities. Some ProFunds VP may also enter into swap agreements that provide the opposite return of their benchmark or security ("short" the benchmark or security). Their operations are similar to that of the swaps disclosed above except that the counterparty pays interest to each ProFund VP on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, each ProFund VP will agree to pay to the counterparty commissions or trading spreads on the notional amount.

Most swap agreements entered into by a ProFund VP calculate and settle the obligations of the parties to the agreement on a "net basis" with a single payment. Consequently, a ProFund VP's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). When investing in index swap agreements, the ProFunds VP may hold or gain exposure to only a representative sample of securities in the index, or to a component of the index.

A ProFund VP's current obligations under a swap agreement, will be accrued daily (offset against any amounts owed to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash and/or securities determined to be liquid, but typically no payments will be made until the settlement date. Each ProFund VP reserves the right to modify its asset segregation policies in the future, including modifications to comply with any changes in the positions articulated by the SEC or its staff regarding asset segregation. Swap agreements that cannot be terminated of in the ordinary course of business within seven days at approximately the amount a ProFund VP has valued the asset may be considered to be illiquid for purposes of a ProFund VP's illiquid investment limitations.

A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a ProFund VP will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the ProFund VP's rights as a creditor. A ProFund VP will only enter into swap agreements with counterparties that meet the ProFund VP's standard of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the ProFund VP's repurchase agreement guidelines). The counterparty to an uncleared swap agreement will typically be a major, global financial institution.

Payments may be made at the conclusion of a swap agreement. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund VP is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund VP's risk of loss consists of the net amount of payments that such ProFund VP is contractually entitled to receive, if any. The net amount of the excess, if any, of a ProFund VP's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be earmarked or segregated by a ProFund VP's custodian.

In the normal course of business, a ProFund VP enters into International Swap Dealers Association, Inc. ("ISDA") agreements with certain counterparties for derivative transactions. These agreements contain, among other conditions, events of default and termination events, and various covenants and representations. Certain of the ProFund VP's ISDA agreements contain provisions that require the ProFund VP to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the ProFund VP's NAV over specific periods of time, which may or may not be exclusive of redemptions. If the ProFund VP were to trigger such provisions and have open derivative positions, at that time counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the ProFund VP will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts. Such collateral is held for the benefit of the counterparty in a segregated tri-party account at the custodian, to protect the counterparty against non-payment by the respective ProFund VP. The ProFunds VP seek to mitigate risks by generally requiring that the counterparties for each ProFund VP agree to post collateral for the benefit of the ProFund VP, marked to market daily, in an amount approximately equal to what the counterparty owes the ProFund VP, subject to certain minimum thresholds, although the ProFunds VP may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the ProFunds VP will be

December 31, 2021 :: Notes to Financial Statements :: 393

exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings. As of December 31, 2021, the collateral posted by counterparties consisted of U.S. Treasury securities.

The use of swaps, including CDS, is a highly specialized activity which involves investment techniques and risks in addition to and in some cases different from those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties to perform. If a counterparty's creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. The Advisor, under the supervision of the Trust's Board of Trustees, is responsible for determining and monitoring the liquidity of a ProFund VP's transactions in swap agreements.

Offsetting Assets and Liabilities

The ProFunds VP are subject to master netting agreements for swap agreements (other than centrally cleared CDS) and forward currency contracts that allow for amounts owed between the ProFund VP and the counterparty to be netted upon early termination. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties.

As described above, the ProFunds VP utilize derivative instruments to achieve their investment objective during the year. The amounts shown in the Statements of Assets and Liabilities generally do not take into consideration the effects of legally enforceable master netting agreements.

Summary of Derivative Instruments

The following table summarizes the fair values of derivative instruments on the ProFund VP's Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2021.

	Assets			Liabilities
Fund	Variation Margin on Futures Contracts*	Unrealized Appreciation on Swap Agreements	Unrealized Appreciation on Forward Currency Contracts	Variation Margin on Futures Contracts*	Unrealized Depreciation on Swap Agreements	Unrealized Depreciation on Forward Currency Contracts
Credit Risk Exposure:
ProFund Access VP High Yield	$—	$—	$—	$—	$44,878	$—
Equity Risk Exposure:
ProFund VP Banks	—	610	—	—	—	—
ProFund VP Basic Materials	—	7,105	—	—	—	—
ProFund VP Bear	—	7,868	—	—	—	—
ProFund VP Biotechnology	—	823	—	—	—	—
ProFund VP Bull	39,069	—	—	—	77,890	—
ProFund VP Consumer Goods	—	4,204	—	—	—	—
ProFund VP Consumer Services	—	2,031	—	—	—	—
ProFund VP Dow 30	—	200	—	—	—	—
ProFund VP Emerging Markets	—	4,395	—	—	—	—
ProFund VP Financials	—	5,305	—	—	—	—
ProFund VP Health Care	—	10,767	—	—	—	—
ProFund VP Industrials	—	8,820	—	—	—	—
ProFund VP International	—	—	—	—	54,664	—
ProFund VP Internet	—	—	—	—	4,286	—
ProFund VP Japan	248,706	—	—	—	45	—
ProFund VP Mid-Cap	107,578	37,755	—	—	—	—
ProFund VP Nasdaq-100	—	—	—	1,647	786,809	—
ProFund VP Oil & Gas	—	—	—	—	864	—
ProFund VP Pharmaceuticals	—	124	—	—	—	—
ProFund VP Precious Metals	—	602,452	—	—	—	—
ProFund VP Real Estate	—	10,836	—	—	—	—
ProFund VP Semiconductor	—	—	—	—	7,163	—
ProFund VP Short Dow 30	—	—	—	—	7	—
ProFund VP Short Emerging Markets	—	—	—	—	11,582	—
ProFund VP Short International	—	2,308	—	—	—	—
ProFund VP Short Mid-Cap	—	—	—	—	167	—
ProFund VP Short Nasdaq-100	—	27,559	—	—	—	—
ProFund VP Short Small-Cap	—	5,086	—	1,694	—	—
ProFund VP Small-Cap	—	—	—	—	33,573	—
ProFund VP Technology	—	—	—	—	12,722	—
ProFund VP Telecommunications	—	372	—	—	—	—

394 :: Notes to Financial Statements :: December 31, 2021

	Assets			Liabilities
Fund	Variation Margin on Futures Contracts*	Unrealized Appreciation on Swap Agreements	Unrealized Appreciation on Forward Currency Contracts	Variation Margin on Futures Contracts*	Unrealized Depreciation on Swap Agreements	Unrealized Depreciation on Forward Currency Contracts
ProFund VP UltraBull	$22,325	$—	$—	$—	$108,982	$—
ProFund VP UltraMid-Cap	—	77,849	—	—	—	—
ProFund VP UltraNasdaq-100	—	—	—	206	5,545,231	—
ProFund VP UltraShort Dow 30	—	—	—	—	8	—
ProFund VP UltraShort Nasdaq-100	—	10,880	—	—	—	—
ProFund VP UltraSmall-Cap	—	—	—	—	301,624	—
ProFund VP Utilities	—	18,215	—	—	—	—
Foreign Exchange Rate Risk Exposure:
ProFund VP Falling U.S. Dollar	—	—	2,032	—	—	1,432
Interest Rate Risk Exposure:
ProFund Access VP High Yield	—	—	—	2,978	—	—
ProFund VP Rising Rates Opportunity	—	14,318	—	—	—	—
ProFund VP U.S. Government Plus	—	—	—	—	38,597	—

*	Includes cumulative appreciation/depreciation of futures contracts and credit default swap agreements as reported in the Schedules of Portfolio Investments. Only current day's variation margin is reported within the Statements of Assets and Liabilities.

The following table presents the effect of derivative instruments on the ProFund VP's Statement of Operations, categorized by risk exposure, for the year ended December 31, 2021.

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations			Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized as a Result from Operations
Fund	Net Realized Gains (Losses) on Futures Contracts	Net Realized Gains (Losses) on Swap Agreements	Net Realized Gains (Losses) on Forward Currency Contracts	Change in Net Unrealized Appreciation/ Depreciation on Futures Contracts	Change in Net Unrealized Appreciation/ Depreciation on Swap Agreements	Change in Net Unrealized Appreciation/ Depreciation on Forward Currency Contracts
Credit Risk Exposure:
ProFund Access VP High Yield	$—	$1,316,483	$—	$—	$(735,664)	$—
Equity Risk Exposure:
ProFund VP Banks	—	103,616	—	—	(255)	—
ProFund VP Basic Materials	—	92,187	—	—	2,128	—
ProFund VP Bear	(76,638)	(617,127)	—	12,695	18,165	—
ProFund VP Biotechnology	—	86,334	—	—	9,992	—
ProFund VP Bull	1,882,126	3,443,200	—	(185,022)	(164,378)	—
ProFund VP Consumer Goods	—	60,929	—	—	(3,245)	—
ProFund VP Consumer Services	—	(8,807)	—	—	(6,486)	—
ProFund VP Dow 30	—	36,870	—	—	(6,186)	—
ProFund VP Emerging Markets	—	(195,067)	—	—	(4,709)	—
ProFund VP Financials	—	144,777	—	—	(6,449)	—
ProFund VP Health Care	—	251,511	—	—	(15,044)	—
ProFund VP Industrials	—	31,110	—	—	6,968	—
ProFund VP International	—	1,116,774	—	—	(47,845)	—
ProFund VP Internet	—	(31,815)	—	—	1,174	—
ProFund VP Japan	518,215	4,315	—	(24,395)	(2,139)	—
ProFund VP Mid-Cap	435,097	2,383,706	—	90,622	48,547	—
ProFund VP Nasdaq-100	1,076,174	9,073,697	—	(209,496)	(959,353)	—
ProFund VP Oil & Gas	—	228,382	—	—	2,274	—
ProFund VP Pharmaceuticals	—	49,254	—	—	(8,418)	—
ProFund VP Precious Metals	—	(3,151,213)	—	—	594,004	—
ProFund VP Real Estate	—	67,078	—	—	9,326	—
ProFund VP Semiconductor	—	222,552	—	—	(15,993)	—
ProFund VP Short Dow 30	—	(1,733)	—	—	100	—
ProFund VP Short Emerging Markets	—	4,707	—	—	2,060	—
ProFund VP Short International	—	(111,588)	—	—	1,482	—
ProFund VP Short Mid-Cap	—	(37,779)	—	—	(87)	—

December 31, 2021 :: Notes to Financial Statements :: 395

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations			Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized as a Result from Operations
Fund	Net Realized Gains (Losses) on Futures Contracts	Net Realized Gains (Losses) on Swap Agreements	Net Realized Gains (Losses) on Forward Currency Contracts	Change in Net Unrealized Appreciation/ Depreciation on Futures Contracts	Change in Net Unrealized Appreciation/ Depreciation on Swap Agreements	Change in Net Unrealized Appreciation/ Depreciation on Forward Currency Contracts
ProFund VP Short Nasdaq-100	$(173,395)	$(155,929)	$—	$62,482	$41,331	$—
ProFund VP Short Small-Cap	(16,123)	(234,252)	—	1,970	(1,010)	—
ProFund VP Small-Cap	—	1,121,454	—	—	93,159	—
ProFund VP Technology	—	316,095	—	—	(17,709)	—
ProFund VP Telecommunications	—	15,124	—	—	349	—
ProFund VP UltraBull	456,545	5,403,218	—	(7,272)	(220,595)	—
ProFund VP UltraMid-Cap	12,857	4,180,017	—	—	98,904	—
ProFund VP UltraNasdaq-100	1,832,051	71,368,416	—	(270,409)	(6,673,654)	—
ProFund VP UltraShort Dow 30	—	(14,005)	—	—	80	—
ProFund VP UltraShort Nasdaq-100	—	(339,086)	—	—	12,461	—
ProFund VP UltraSmall-Cap	59,805	3,110,064	—	(21,246)	73,683	—
ProFund VP Utilities	—	78,011	—	—	8,322	—

Foreign Exchange Rate Risk Exposure:
ProFund VP Falling U.S. Dollar	—	—	(52,276)	—	—	(13,169)

Interest Rate Risk Exposure:
ProFund Access VP High Yield	(32,309)	—	—	(6,309)	—	—
ProFund VP Rising Rates Opportunity	(8,224)	(202,026)	—	—	34,092	—
ProFund VP U.S. Government Plus	6,976	(1,343,840)	—	—	(97,357)	—

Asset (Liability) amounts shown in the table below represent amounts owed to (by) the ProFunds VP for swap agreements (other than centrally cleared CDS) and forward currency contracts as of December 31, 2021. These amounts may be collateralized by cash or financial instruments, segregated for the benefit of the ProFunds VP or the counterparties, depending on whether the related contracts are in an appreciated or depreciated position at year end. Amounts shown in the column labeled "Net Amount" represent the un-collateralized portions of these amounts at year end. Any un-collateralized amounts are due to timing differences related to market movements or subject to certain minimum thresholds for collateral movement, as further described above.

	Gross Amounts Not Offset in the Statement of Assets and Liabilities*
	Gross Asset (Liability) as presented in the Statement of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged	Net Amount
ProFund VP Banks
Swap Agreements — Goldman Sachs International	$610	$—	$—	$610
ProFund VP Basic Materials
Swap Agreements — Goldman Sachs International	7,105	—	—	7,105
ProFund VP Bear
Swap Agreements — Goldman Sachs International	1,167	—	—	1,167
Swap Agreements — UBS AG	6,701	—	—	6,701
ProFund VP Biotechnology
Swap Agreements — Goldman Sachs International	823	—	—	823
ProFund VP Bull
Swap Agreements — Goldman Sachs International	(33,703)	33,703	—	—
Swap Agreements — UBS AG	(44,187)	44,187	—	—
ProFund VP Consumer Goods
Swap Agreements — Goldman Sachs International	4,204	—	—	4,204
ProFund VP Consumer Services
Swap Agreements — Goldman Sachs International	2,031	—	—	2,031
ProFund VP Dow 30
Swap Agreements — Goldman Sachs International	141	—	—	141
Swap Agreements — UBS AG	59	—	—	59

396 :: Notes to Financial Statements :: December 31, 2021

	Gross Amounts Not Offset in the Statement of Assets and Liabilities*
	Gross Asset (Liability) as presented in the Statement of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged	Net Amount
ProFund VP Emerging Markets
Swap Agreements — Goldman Sachs International	$728	$—	$—	$728
Swap Agreements — UBS AG	3,667	—	—	3,667
ProFund VP Falling U.S. Dollar
Forward Currency Contracts — Goldman Sachs International
Appreciation	1,368
Depreciation	(872)
Net Appreciation	496	—	—	496
Forward Currency Contracts — UBS AG
Appreciation	664
Depreciation	(560)
Net Appreciation	104	—	—	104
ProFund VP Financials
Swap Agreements — Goldman Sachs International	5,305	—	—	5,305
ProFund VP Health Care
Swap Agreements — Goldman Sachs International	10,767	—	—	10,767
ProFund VP Industrials
Swap Agreements — Goldman Sachs International	8,820	—	—	8,820
ProFund VP International
Swap Agreements — Goldman Sachs International	(26,917)	26,917	—	—
Swap Agreements — UBS AG	(27,747)	27,747	—	—
ProFund VP Internet
Swap Agreements — Goldman Sachs International	(4,286)	—	—	(4,286)
ProFund VP Japan
Swap Agreements — Goldman Sachs International	(45)	—	—	(45)
ProFund VP Mid-Cap
Swap Agreements — Goldman Sachs International	13,524	—	—	13,524
Swap Agreements — UBS AG	24,231	—	—	24,231
ProFund VP Nasdaq-100
Swap Agreements — Goldman Sachs International	(229,652)	229,652	—	—
Swap Agreements — UBS AG	(557,157)	557,157	—	—
ProFund VP Oil & Gas
Swap Agreements — Goldman Sachs International	(864)	—	864	—
ProFund VP Pharmaceuticals
Swap Agreements — Goldman Sachs International	124	—	—	124
ProFund VP Precious Metals
Swap Agreements — Goldman Sachs International	285,903	(207,024)	—	78,879
Swap Agreements — UBS AG	316,549	—	—	316,549
ProFund VP Real Estate
Swap Agreements — Goldman Sachs International	10,836	—	—	10,836
ProFund VP Rising Rates Opportunity
Swap Agreements — Citibank North America	10,658	—	—	10,658
Swap Agreements — Societe' Generale	3,660	—	—	3,660
ProFund VP Semiconductor
Swap Agreements — Goldman Sachs International	(7,163)	—	7,163	—
ProFund VP Short Dow 30
Swap Agreements — Goldman Sachs International	(1)	—	—	(1)
Swap Agreements — UBS AG	(6)	6	—	—
ProFund VP Short Emerging Markets
Swap Agreements — Goldman Sachs International	(2,299)	2,299	—	—
Swap Agreements — UBS AG	(9,283)	9,283	—	—
ProFund VP Short International
Swap Agreements — Goldman Sachs International	544	—	—	544
Swap Agreements — UBS AG	1,764	—	—	1,764
ProFund VP Short Mid-Cap
Swap Agreements — Goldman Sachs International	(81)	—	—	(81)
Swap Agreements — UBS AG	(86)	86	—	—

December 31, 2021 :: Notes to Financial Statements :: 397

	Gross Amounts Not Offset in the Statement of Assets and Liabilities*
	Gross Asset (Liability) as presented in the Statement of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged	Net Amount
ProFund VP Short Nasdaq-100
Swap Agreements — Goldman Sachs International	$19,907	$—	$—	$19,907
Swap Agreements — UBS AG	7,652	—	—	7,652
ProFund VP Short Small-Cap
Swap Agreements — Goldman Sachs International	501	—	—	501
Swap Agreements — UBS AG	4,585	—	—	4,585
ProFund VP Small-Cap
Swap Agreements — Goldman Sachs International	(1,367)	1,367	—	—
Swap Agreements — UBS AG	(32,206)	32,206	—	—
ProFund VP Technology
Swap Agreements — Goldman Sachs International	(12,722)	—	12,722	—
ProFund VP Telecommunications
Swap Agreements — Goldman Sachs International	372	—	—	372
ProFund VP UltraBull
Swap Agreements — Goldman Sachs International	(63,854)	63,854	—	—
Swap Agreements — UBS AG	(45,128)	45,128	—	—
ProFund VP UltraMid-Cap
Swap Agreements — Goldman Sachs International	55,313	—	—	55,313
Swap Agreements — UBS AG	22,536	—	—	22,536
ProFund VP UltraNasdaq-100
Swap Agreements — Goldman Sachs International	(1,656,705)	1,656,705	—	—
Swap Agreements — UBS AG	(3,888,526)	3,888,526	—	—
ProFund VP UltraShort Dow 30
Swap Agreements — Goldman Sachs International	(5)	—	—	(5)
Swap Agreements — UBS AG	(3)	—	—	(3)
ProFund VP UltraShort Nasdaq-100
Swap Agreements — Goldman Sachs International	9,970	—	—	9,970
Swap Agreements — UBS AG	910	—	—	910
ProFund VP UltraSmall-Cap
Swap Agreements — Goldman Sachs International	(195,083)	195,083	—	—
Swap Agreements — UBS AG	(106,541)	106,541	—	—
ProFund VP U.S. Government Plus
Swap Agreements — Citibank North America	(17,649)	17,649	—	—
Swap Agreements — Societe' Generale	(20,948)	20,948	—	—
ProFund VP Utilities
Swap Agreements — Goldman Sachs International	18,215	—	—	18,215

*	The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.
**	Financial instruments received are not disclosed on the Statement of Assets and Liabilities because the Fund does not have effective control of the collateral.

Securities Lending:

Each ProFund VP may lend securities to brokers, dealers and financial organizations in exchange for initial collateral in the amount of at least 102% of the value of U.S. dollar-denominated securities loaned or at least 105% of the value of non-U.S. dollar-denominated securities loaned, marked to market daily. Each security loaned will be secured continuously by collateral in the form of cash, money market instruments or U.S. Government securities with a market value of at least 100% of the market value of the loaned securities. When a ProFund VP lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the reinvestment of the cash collateral. Any cash collateral received by the ProFund VP in connection with these loans may be reinvested in a variety of short-term investments. Any non-cash collateral received by the ProFund VP in connection with these loans may not be sold or pledged by the ProFund VP and, accordingly, is not reflected in the ProFund VP's assets and liabilities. The ProFunds VP may incur fees and expenses in connection with the reinvestment of cash collateral. For security loans collateralized by cash, borrowers may be entitled to receive a fee based on the amount of collateral. The ProFunds VP are typically compensated by the difference between the amount earned on the reinvestment of cash collateral and any fees paid to the borrower. Although voting and other rights attendant to securities loaned pass to the borrower, such loans may be recalled so that the securities may be voted by the ProFund VP if a material event affecting the ProFund VP's investment in the securities on loan is to occur. Security loans are subject to termination by the ProFund VP or the borrower at any time. No securities loan shall

398 :: Notes to Financial Statements :: December 31, 2021

be made on behalf of a ProFund VP if, as a result, the aggregate value of all securities loaned by the particular ProFund VP exceeds one-third of the value of such ProFund VP's total assets (including the value of the collateral received).

Securities lending involves exposure to certain risks, including "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and any fees a ProFund VP has agreed to pay a borrower), operational risk (i.e., the risk of losses resulting from problems in the settlement and the accounting process), legal, counterparty and credit risk. If a securities lending counterparty were to default, a ProFund VP would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a ProFund VP's securities as agreed, the ProFund VP may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a ProFund VP. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market. A ProFund VP could lose money if its short-term reinvestment of the collateral declines in value over the period of the loan. The market value of the loaned securities is determined at the close of each business day of the ProFund VP and any additional required collateral is delivered to the ProFund VP, or excess collateral returned by the ProFund VP, on the next business day.

The following table is a summary of the ProFunds VP securities lending transactions as of December 31, 2021:

	Value of Securities on Loan	Value of Cash Collateral Received*
ProFund VP Asia 30	$1,710,239	$1,818,424
ProFund VP Bull	4,732	5,025
ProFund VP Consumer Goods	149,474	156,395
ProFund VP Consumer Services	109,410	118,871
ProFund VP Emerging Markets	1,646	1,800
ProFund VP Europe 30	810,059	876,916
ProFund VP Industrials	7,294	8,129
ProFund VP Large-Cap Value	3,201	3,400
ProFund VP Nasdaq-100	618,921	656,874
ProFund VP Pharmaceuticals	75,688	77,507
ProFund VP Small-Cap	83,638	91,428
ProFund VP Small-Cap Growth	7,846	8,264
ProFund VP Small-Cap Value	91,821	94,869
ProFund VP UltraBull	1,271	1,350
ProFund VP UltraNasdaq-100	951,287	1,009,620
ProFund VP UltraSmall-Cap	129,228	140,996

*	Collateral received in the form of cash was reinvested in securities shown in the Collateral for Securities Loaned section of the Schedule of Portfolio Investments.

Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date except in the case of depositary receipts, in which case dividends are recorded as soon as such information becomes available. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash, if any, are recorded at the fair value of the securities received. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Gains or losses from class action settlements are recorded when such information becomes known or can be reasonably estimated; for non-recurring class action settlements, this generally occurs with the receipt or payment of cash consistent with the terms of such settlement.

Allocations

Expenses directly attributable to a ProFund VP are charged to that ProFund VP, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliate, are allocated among the respective funds in the Trust and/or affiliate based upon relative net assets or another reasonable basis.

Distributions to Shareholders

Each of the ProFunds VP (except ProFund Access VP High Yield, ProFund VP Government Money Market, ProFund VP Real Estate, and ProFund VP U.S. Government Plus) intends to declare and distribute net investment income at least annually, if any. ProFund VP Government Money Market and ProFund VP U.S. Government Plus declare dividends from net investment income daily, if any, and pay dividends on a monthly basis. ProFund Access VP High Yield and ProFund VP Real Estate declare and pay dividends from net investment income quarterly, if any. Net realized capital gains, if any, will be distributed annually.

December 31, 2021 :: Notes to Financial Statements :: 399

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, distribution reclassification, and equalization), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require a reclassification. The ProFunds VP may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

Federal Income Taxes

Each of the ProFunds VP intends to continue to qualify each year as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFunds VP intend to make timely distributions in order to avoid tax liability. Accordingly, no provision for federal income taxes is required in the financial statements. The ProFunds VP have a calendar tax year end.

Management of the ProFunds VP has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken and the ProFunds VP are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Other

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as "Fees paid indirectly."

Expense Reimbursement from a Third Party

During 2018, certain ProFunds VP received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. The corresponding impacts to the respective ProFund VP's Total Return and Ratios to Average Net Assets in the Financial Highlights are disclosed in a footnote to that ProFund VP's Financial Highlights.

3. Investment Valuation Summary

The valuation techniques employed by the ProFunds VP, described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These valuation techniques distinguish between market participant assumptions developed based on market data obtained from sources independent of the ProFunds VP (observable inputs) and the ProFunds' VP own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The inputs used for valuing the ProFunds' VP investments are summarized in the three broad levels listed below:

●	Level 1–quoted prices in active markets for identical assets
●	Level 2–other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3–significant unobservable inputs (including the ProFunds' VP own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. For example, repurchase agreements are generally valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value measurements may also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly. Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end.

Security prices are generally valued at their market value using information provided by a third party pricing service or market quotations or other procedures approved by the Trust's Board of Trustees. The securities in the portfolio of a non-money market ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the Nasdaq National Market System ("Nasdaq/NMS"), are valued at the official closing price, if available, or the last sale price, on the exchange or system where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the official closing price, if applicable, on any other exchange or system. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust's Board of Trustees as described below.

Securities regularly traded in the OTC markets, including securities listed on an exchange, but that are primarily traded OTC other than those traded on the Nasdaq/NMS, are generally valued on the basis of the mean between the bid and asked quotes furnished by dealers actively trading those instruments. Fixed-income securities are generally valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes for those instruments. Short-term fixed-income securities maturing in sixty days or less, and of sufficient credit quality, may be valued at amortized cost, which approximates market value. For the ProFund VP Government Money Market,

400 :: Notes to Financial Statements :: December 31, 2021

investments are valued at amortized cost, in accordance with Rule 2a-7 of the 1940 Act. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Derivatives are generally valued using independent pricing services and/or agreements with counterparties or other procedures approved by the Trust's Board of Trustees. Futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a ProFund VP is determined and are typically categorized as Level 1 in the fair value hierarchy. Swap agreements are generally valued using independent sources and/or agreements with counterparties. Forward currency contracts are valued at their quoted daily prices obtained from an independent pricing service. These valuations are typically categorized as Level 2 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied.

When the Advisor determines that the market price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of a ProFund VP's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that a ProFund VP could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a ProFund VP may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

For the year ended December 31, 2021, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value, nor were there any transfers in or out of Level 3 investments for the year.

A summary of the valuations as of December 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of equity securities is disclosed on the Schedule of Portfolio Investments for each ProFund VP:

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
ProFund Access VP High Yield
U.S. Treasury Obligation	$—	$—	$6,851,605	$—	$6,851,605	$—
Repurchase Agreements	—	—	7,560,000	—	7,560,000	—
Futures Contracts	—	(2,978)	—	—	—	(2,978)
Credit Default Swap Agreements	—	—	—	(44,878)	—	(44,878)
Total	$—	$(2,978)	$14,411,605	$(44,878)	$14,411,605	$(47,856)
ProFund VP Asia 30
Common Stocks	$21,742,843	$—	$—	$—	$21,742,843	$—
Repurchase Agreements	—	—	278,000	—	278,000	—
Collateral for Securities Loaned	1,818,424	—	—	—	1,818,424	—
Total	$23,561,267	$—	$278,000	$—	$23,839,267	$—
ProFund VP Banks
Common Stocks	$5,919,517	$—	$—	$—	$5,919,517	$—
Repurchase Agreements	—	—	85,000	—	85,000	—
Swap Agreements	—	—	—	610	—	610
Total	$5,919,517	$—	$85,000	$610	$6,004,517	$610
ProFund VP Basic Materials
Common Stocks	$17,193,613	$—	$—	$—	$17,193,613	$—
Repurchase Agreements	—	—	181,000	—	181,000	—
Swap Agreements	—	—	—	7,105	—	7,105
Total	$17,193,613	$—	$181,000	$7,105	$17,374,613	$7,105
ProFund VP Bear
Repurchase Agreements	$—	$—	$1,555,000	$—	$1,555,000	$—
Swap Agreements	—	—	—	7,868	—	7,868
Total	$—	$—	$1,555,000	$7,868	$1,555,000	$7,868

December 31, 2021 :: Notes to Financial Statements :: 401

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
ProFund VP Biotechnology
Common Stocks	$61,285,325	$—	$—	$—	$61,285,325	$—
Repurchase Agreements	—	—	374,000	—	374,000	—
Swap Agreements	—	—	—	823	—	823
Total	$61,285,325	$—	$374,000	$823	$61,659,325	$823
ProFund VP Bull
Common Stocks	$54,516,545	$—	$—	$—	$54,516,545	$—
Repurchase Agreements	—	—	18,415,000	—	18,415,000	—
Collateral for Securities Loaned	5,025	—	—	—	5,025	—
Futures Contracts	—	39,069	—	—	—	39,069
Swap Agreements	—	—	—	(77,890)	—	(77,890)
Total	$54,521,570	$39,069	$18,415,000	$(77,890)	$72,936,570	$(38,821)
ProFund VP Consumer Goods
Common Stocks	$26,108,310	$—	$—	$—	$26,108,310	$—
Repurchase Agreements	—	—	904,000	—	904,000	—
Collateral for Securities Loaned	156,395	—	—	—	156,395	—
Swap Agreements	—	—	—	4,204	—	4,204
Total	$26,264,705	$—	$904,000	$4,204	$27,168,705	$4,204
ProFund VP Consumer Services
Common Stocks	$30,480,956	$—	$—	$—	$30,480,956	$—
Repurchase Agreements	—	—	182,000	—	182,000	—
Collateral for Securities Loaned	118,871	—	—	—	118,871	—
Swap Agreements	—	—	—	2,031	—	2,031
Total	$30,599,827	$—	$182,000	$2,031	$30,781,827	$2,031
ProFund VP Dow 30
Repurchase Agreements	$—	$—	$218,000	$—	$218,000	$—
Swap Agreements	—	—	—	200	—	200
Total	$—	$—	$218,000	$200	$218,000	$200
ProFund VP Emerging Markets
Common Stocks	$18,570,279	$—	$—	$—	$18,570,279	$—
Preferred Stocks	301,480	—	—	—	301,480	—
Repurchase Agreements	—	—	711,000	—	711,000	—
Collateral for Securities Loaned	1,800	—	—	—	1,800	—
Swap Agreements	—	—	—	4,395	—	4,395
Total	$18,873,559	$—	$711,000	$4,395	$19,584,559	$4,395
ProFund VP Europe 30
Common Stocks	$17,451,532	$—	$—	$—	$17,451,532	$—
Repurchase Agreements	—	—	817,000	—	817,000	—
Collateral for Securities Loaned	876,916	—	—	—	876,916	—
Total	$18,328,448	$—	$817,000	$—	$19,145,448	$—
ProFund VP Falling U.S. Dollar
Repurchase Agreements	$—	$—	$485,000	$—	$485,000	$—
Forward Currency Contracts	—	—	—	600	—	600
Total	$—	$—	$485,000	$600	$485,000	$600
ProFund VP Financials
Common Stocks	$41,328,010	$—	$—	$—	$41,328,010	$—
Repurchase Agreements	—	—	451,000	—	451,000	—
Swap Agreements	—	—	—	5,305	—	5,305
Total	$41,328,010	$—	$451,000	$5,305	$41,779,010	$5,305

402 :: Notes to Financial Statements :: December 31, 2021

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
ProFund VP Government Money Market
U.S. Treasury Obligations	$—	$—	$9,997,489	$—	$9,997,489	$—
Repurchase Agreements	—	—	38,332,000	—	38,332,000	—
Total	$—	$—	$48,329,489	$—	$48,329,489	$—
ProFund VP Health Care
Common Stocks	$53,866,825	$—	$—	$—	$53,866,825	$—
Repurchase Agreements	—	—	1,716,000	—	1,716,000	—
Swap Agreements	—	—	—	10,767	—	10,767
Total	$53,866,825	$—	$1,716,000	$10,767	$55,582,825	$10,767
ProFund VP Industrials
Common Stocks	$21,060,503	$—	$—	$—	$21,060,503	$—
Repurchase Agreements	—	—	753,000	—	753,000	—
Collateral for Securities Loaned	8,129	—	—	—	8,129	—
Swap Agreements	—	—	—	8,820	—	8,820
Total	$21,068,632	$—	$753,000	$8,820	$21,821,632	$8,820
ProFund VP International
Repurchase Agreements	$—	$—	$12,234,000	$—	$12,234,000	$—
Swap Agreements	—	—	—	(54,664)	—	(54,664)
Total	$—	$—	$12,234,000	$(54,664)	$12,234,000	$(54,664)
ProFund VP Internet
Common Stocks	$19,328,367	$—	$—	$—	$19,328,367	$—
Repurchase Agreements	—	—	347,000	—	347,000	—
Swap Agreements	—	—	—	(4,286)	—	(4,286)
Total	$19,328,367	$—	$347,000	$(4,286)	$19,675,367	$(4,286)
ProFund VP Japan
Repurchase Agreements	$—	$—	$6,738,000	$—	$6,738,000	$—
Futures Contracts	—	248,706	—	—	—	248,706
Swap Agreements	—	—	—	(45)	—	(45)
Total	$—	$248,706	$6,738,000	$(45)	$6,738,000	$248,661
ProFund VP Large-Cap Growth
Common Stocks	$37,343,841	$—	$—	$—	$37,343,841	$—
Repurchase Agreements	—	—	73,000	—	73,000	—
Total	$37,343,841	$—	$73,000	$—	$37,416,841	$—
ProFund VP Large-Cap Value
Common Stocks	$17,758,357	$—	$—	$—	$17,758,357	$—
Repurchase Agreements	—	—	157,000	—	157,000	—
Collateral for Securities Loaned	3,400	—	—	—	3,400	—
Total	$17,761,757	$—	$157,000	$—	$17,918,757	$—
ProFund VP Mid-Cap
Repurchase Agreements	$—	$—	$15,630,000	$—	$15,630,000	$—
Futures Contracts	—	107,578	—	—	—	107,578
Swap Agreements	—	—	—	37,755	—	37,755
Total	$—	$107,578	$15,630,000	$37,755	$15,630,000	$145,333
ProFund VP Mid-Cap Growth
Common Stocks	$20,629,018	$—	$—	$—	$20,629,018	$—
Repurchase Agreements	—	—	36,000	—	36,000	—
Total	$20,629,018	$—	$36,000	$—	$20,665,018	$—
ProFund VP Mid-Cap Value
Common Stocks	$18,730,464	$—	$—	$—	$18,730,464	$—
Repurchase Agreements	—	—	20,000	—	20,000	—
Total	$18,730,464	$—	$20,000	$—	$18,750,464	$—

December 31, 2021 :: Notes to Financial Statements :: 403

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
ProFund VP Nasdaq-100
Common Stocks	$117,819,805	$—	$—	$—	$117,819,805	$—
Repurchase Agreements	—	—	57,993,000	—	57,993,000	—
Collateral for Securities Loaned	656,874	—	—	—	656,874	—
Futures Contracts	—	(1,647)	—	—	—	(1,647)
Swap Agreements	—	—	—	(786,809)	—	(786,809)
Total	$118,476,679	$(1,647)	$57,993,000	$(786,809)	$176,469,679	$(788,456)
ProFund VP Oil & Gas
Common Stocks	$30,271,147	$—	$—	$—	$30,271,147	$—
Repurchase Agreements	—	—	431,000	—	431,000	—
Swap Agreements	—	—	—	(864)	—	(864)
Total	$30,271,147	$—	$431,000	$(864)	$30,702,147	$(864)
ProFund VP Pharmaceuticals
Common Stocks	$16,419,726	$—	$—	$—	$16,419,726	$—
Repurchase Agreements	—	—	197,000	—	197,000	—
Collateral for Securities Loaned	77,507	—	—	—	77,507	—
Swap Agreements	—	—	—	124	—	124
Total	$16,497,233	$—	$197,000	$124	$16,694,233	$124
ProFund VP Precious Metals
Repurchase Agreements	$—	$—	$27,834,000	$—	$27,834,000	$—
Swap Agreements	—	—	—	602,452	—	602,452
Total	$—	$—	$27,834,000	$602,452	$27,834,000	$602,452
ProFund VP Real Estate
Common Stocks	$13,406,276	$—	$—	$—	$13,406,276	$—
Repurchase Agreements	—	—	395,000	—	395,000	—
Swap Agreements	—	—	—	10,836	—	10,836
Total	$13,406,276	$—	$395,000	$10,836	$13,801,276	$10,836
ProFund VP Rising Rates Opportunity
Repurchase Agreements	$—	$—	$5,787,000	$—	$5,787,000	$—
Swap Agreements	—	—	—	14,318	—	14,318
Total	$—	$—	$5,787,000	$14,318	$5,787,000	$14,318
ProFund VP Semiconductor
Common Stocks	$17,482,033	$—	$—	$—	$17,482,033	$—
Repurchase Agreements	—	—	298,000	—	298,000	—
Swap Agreements	—	—	—	(7,163)	—	(7,163)
Total	$17,482,033	$—	$298,000	$(7,163)	$17,780,033	$(7,163)
ProFund VP Short Dow 30
Repurchase Agreements	$—	$—	$6,000	$—	$6,000	$—
Swap Agreements	—	—	—	(7)	—	(7)
Total	$—	$—	$6,000	$(7)	$6,000	$(7)
ProFund VP Short Emerging Markets
Repurchase Agreements	$—	$—	$1,137,000	$—	$1,137,000	$—
Swap Agreements	—	—	—	(11,582)	—	(11,582)
Total	$—	$—	$1,137,000	$(11,582)	$1,137,000	$(11,582)
ProFund VP Short International
Repurchase Agreements	$—	$—	$536,000	$—	$536,000	$—
Swap Agreements	—	—	—	2,308	—	2,308
Total	$—	$—	$536,000	$2,308	$536,000	$2,308

404 :: Notes to Financial Statements :: December 31, 2021

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
ProFund VP Short Mid-Cap
Repurchase Agreements	$—	$—	$55,000	$—	$55,000	$—
Swap Agreements	—	—	—	(167)	—	(167)
Total	$—	$—	$55,000	$(167)	$55,000	$(167)
ProFund VP Short Nasdaq-100
Repurchase Agreements	$—	$—	$1,944,000	$—	$1,944,000	$—
Swap Agreements	—	—	—	27,559	—	27,559
Total	$—	$—	$1,944,000	$27,559	$1,944,000	$27,559
ProFund VP Short Small-Cap
Repurchase Agreements	$—	$—	$1,161,000	$—	$1,161,000	$—
Futures Contracts	—	(1,694)	—	—	—	(1,694)
Swap Agreements	—	—	—	5,086	—	5,086
Total	$—	$(1,694)	$1,161,000	$5,086	$1,161,000	$3,392
ProFund VP Small-Cap
Common Stocks	$10,324,107	$—	$—	$—	$10,324,107	$—
Trust*	—	—	—	—	—	—
Contingent Escrow Shares**	—	—	—	—	—	—
Repurchase Agreements	—	—	4,372,000	—	4,372,000	—
Collateral for Securities Loaned	91,428	—	—	—	91,428	—
Swap Agreements	—	—	—	(33,573)	—	(33,573)
Total	$10,415,535	$—	$4,372,000	$(33,573)	$14,787,535	$(33,573)
ProFund VP Small-Cap Growth
Common Stocks	$25,166,638	$—	$—	$—	$25,166,638	$—
Repurchase Agreements	—	—	42,000	—	42,000	—
Collateral for Securities Loaned	8,264	—	—	—	8,264	—
Total	$25,174,902	$—	$42,000	$—	$25,216,902	$—
ProFund VP Small-Cap Value
Common Stocks	$27,229,209	$—	$—	$—	$27,229,209	$—
Repurchase Agreements	—	—	43,000	—	43,000	—
Collateral for Securities Loaned	94,869	—	—	—	94,869	—
Total	$27,324,078	$—	$43,000	$—	$27,367,078	$—
ProFund VP Technology
Common Stocks	$49,663,161	$—	$—	$—	$49,663,161	$—
Repurchase Agreements	—	—	1,451,000	—	1,451,000	—
Swap Agreements	—	—	—	(12,722)	—	(12,722)
Total	$49,663,161	$—	$1,451,000	$(12,722)	$51,114,161	$(12,722)
ProFund VP Telecommunications
Common Stocks	$7,294,028	$—	$—	$—	$7,294,028	$—
Repurchase Agreements	—	—	159,000	—	159,000	—
Swap Agreements	—	—	—	372	—	372
Total	$7,294,028	$—	$159,000	$372	$7,453,028	$372
ProFund VP UltraBull
Common Stocks	$15,643,677	$—	$—	$—	$15,643,677	$—
Repurchase Agreements	—	—	4,222,000	—	4,222,000	—
Collateral for Securities Loaned	1,350	—	—	—	1,350	—
Futures Contracts	—	22,325	—	—	—	22,325
Swap Agreements	—	—	—	(108,982)	—	(108,982)
Total	$15,645,027	$22,325	$4,222,000	$(108,982)	$19,867,027	$(86,657)
ProFund VP UltraMid-Cap
Common Stocks	$13,454,011	$—	$—	$—	$13,454,011	$—
Repurchase Agreements	—	—	4,241,000	—	4,241,000	—
Swap Agreements	—	—	—	77,849	—	77,849
Total	$13,454,011	$—	$4,241,000	$77,849	$17,695,011	$77,849

December 31, 2021 :: Notes to Financial Statements :: 405

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
ProFund VP UltraNasdaq-100
Common Stocks	$181,060,966	$—	$—	$—	$181,060,966	$—
Repurchase Agreements	—	—	103,044,000	—	103,044,000	—
Collateral for Securities Loaned	1,009,620	—	—	—	1,009,620	—
Futures Contracts	—	(206)	—	—	—	(206)
Swap Agreements	—	—	—	(5,545,231)	—	(5,545,231)
Total	$182,070,586	$(206)	$103,044,000	$(5,545,231)	$285,114,586	$(5,545,437)
ProFund VP UltraShort Dow 30
Repurchase Agreements	$—	$—	$4,000	$—	$4,000	$—
Swap Agreements	—	—	—	(8)	—	(8)
Total	$—	$—	$4,000	$(8)	$4,000	$(8)
ProFund VP UltraShort Nasdaq-100
Repurchase Agreements	$—	$—	$365,000	$—	$365,000	$—
Swap Agreements	—	—	—	10,880	—	10,880
Total	$—	$—	$365,000	$10,880	$365,000	$10,880
ProFund VP UltraSmall-Cap
Common Stocks	$15,072,571	$—	$—	$—	$15,072,571	$—
Trust*	—	—	—	—	—	—
Contingent Escrow Shares**	—	—	—	—	—	—
Repurchase Agreements	—	—	13,682,000	—	13,682,000	—
Collateral for Securities Loaned	140,996	—	—	—	140,996	—
Swap Agreements	—	—	—	(301,624)	—	(301,624)
Total	$15,213,567	$—	$13,682,000	$(301,624)	$28,895,567	$(301,624)
ProFund VP U.S. Government Plus
U.S. Treasury Obligation	$—	$—	$7,518,205	$—	$7,518,205	$—
Repurchase Agreements	—	—	7,745,000	—	7,745,000	—
Swap Agreements	—	—	—	(38,597)	—	(38,597)
Total	$—	$—	$15,263,205	$(38,597)	$15,263,205	$(38,597)
ProFund VP Utilities
Common Stocks	$34,124,371	$—	$—	$—	$34,124,371	$—
Repurchase Agreements	—	—	550,000	—	550,000	—
Swap Agreements	—	—	—	18,215	—	18,215
Total	$34,124,371	$—	$550,000	$18,215	$34,674,371	$18,215

^	Other financial instruments include any derivative instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts, forward currency contracts and swap agreements (including credit default swap agreements). These instruments are generally recorded in the financial statements at the unrealized appreciation/(depreciation) on the investment.
*	Ferroglobe Representation and Warranty Insurance trust was valued at $0 and categorized as Level 2 within the fair value hierarchy.
**	Wright Medical Group, Inc. contingent escrow shares were valued at $0 and categorized as Level 2 within the fair value hierarchy.

4. Fees and Transactions with Affiliates and Other Parties

The ProFunds VP have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the ProFunds VP (excluding ProFund VP U.S. Government Plus) each pay the Advisor a fee at an annualized rate of 0.75% of the average daily net assets of each respective ProFund VP. The ProFund VP U.S. Government Plus pays the Advisor a fee at an annualized rate of 0.50% of its average daily net assets.

In addition, subject to the condition that the aggregate daily net assets of the Trust be equal to or greater than $10 billion, the Advisor has agreed to the following fee reductions with respect to each individual ProFund VP: 0.025% of the ProFund VP's daily net assets in excess of $500 million to $1 billion, 0.05% of the ProFund VP's daily net assets in excess of $1 billion to $2 billion, and 0.075% of the ProFund VP's net assets in excess of $2 billion. During the year ended December 31, 2021, no Fund's annual investment advisory fee was subject to such reductions.

Citi Fund Services Ohio, Inc. ("Citi") acts as the Trust's administrator (the "Administrator"). For its services as Administrator, the Trust pays Citi an annual fee based on the Trust's aggregate average net assets at a tier rate ranging from 0.00375% to 0.05%, and a base fee for certain filings. Administration fees also include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust's compliance program.

406 :: Notes to Financial Statements :: December 31, 2021

Citi also acts as fund accounting agent for the Trust. For these services, the Trust pays Citi an annual fee based on the Trust's aggregate average net assets at a tier rate ranging from 0.00375% to 0.03%, a base fee, and reimbursement of certain expenses.

FIS Investor Services LLC ("FIS") acts as transfer agent for the Trust. For these services, the Trust pays FIS a base fee, service charges, fees based on the number of VP Funds, and reimbursement of certain expenses.

ProFunds Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of the Advisor, serves as the Trust's distributor. Under a Distribution and Shareholder Services Plan, adopted by the Trust's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, each ProFund VP may pay financial intermediaries such as broker-dealers, insurance companies and the Distributor up to 0.25%, on an annualized basis, of the average daily net assets as compensation for the distribution-related activities and/or shareholder services.

Distribution Fees were suspended throughout the year ended December 31, 2021 for ProFund VP Government Money Market to maintain a more competitive net yield. If ProFund VP Government Money Market had paid an amount equal to 0.25% of its average daily net assets, the Distribution Fees would have been $110,399 for the year ended December 31, 2021. The Distributor may reinstate all or a portion of the Distribution Fees for ProFund VP Government Money Market at any time.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFunds VP. For these services, each ProFund VP pays the Advisor a fee at the annual rate of 0.10% of its average daily net assets.

The Trust, on behalf of the ProFunds VP, has entered into an administrative services agreement with certain insurance companies, pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. For these services, the ProFunds VP may pay the insurance companies administrative services fees, a monthly/quarterly fee equal on an annual basis of up to 0.35% of their average daily net assets as reflected on the Statement of Operations as "Administrative services fees." Throughout the year ended December 31, 2021, the administrative services fees of ProFund VP Government Money Market were suspended to maintain a more competitive net yield. If ProFund VP Government Money Market had paid an amount equal to the full amount per the administrative services agreements, the administrative services fees would have been $92,736 for the year ended December 31, 2021. All or a portion of the Administrative services fees of ProFund VP Government Money Market may be reinstated at any time.

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Except as noted below with respect to the Trust's Chief Compliance Officer, such Officers and Trustee receive no compensation from the ProFunds VP for serving in their respective roles. The Trust, together with affiliated Trusts, pays each Independent Trustee compensation for their services at an annual rate of $185,000. Independent Trustees also receive $10,000 for attending each regularly quarterly in-person meeting, $3,000 for attending each special meeting, and $3,000 for attending each telephonic meeting. Effective July 1, 2021, Independent Trustee compensation increased to an annual rate of $325,000 per Trustee, inclusive of all meetings. During the year ended December 31, 2021, actual Trustee compensation was $834,000 in aggregate from the Trust and affiliated trusts. There are certain employees of the Advisor, such as the Trust's Chief Compliance Officer and staff who administer the Trust's compliance program, in which the ProFunds VP reimburse the Advisor for their related compensation and certain other expenses incurred as reflected on the Statement of Operations as "Compliance services fees."

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFunds VP in order to limit the annual operating expenses (exclusive of brokerage costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, and extraordinary expenses) to an annualized rate of 1.35% of the average daily net assets of ProFund VP Government Money Market, 1.38% of the average daily net assets of ProFund VP U.S. Government Plus and 1.68% of the average daily net assets of each other ProFund VP. These expense limitations remain in effect until at least April 30, 2022.

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the contractual period; however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement. Any amounts recouped by the Advisor during the year are reflected on the Statement of Operations as "Recoupment of prior expenses reduced by the Advisor." As of December 31, 2021, the recoupments that may potentially be made by the ProFunds VP are as follows:

	Expires 4/30/2022	Expires 4/30/2023	Expires 4/30/2024	Expires 4/30/2025	Total
ProFund Access VP High Yield	$—	$—	$31,437	$—	$31,437
ProFund VP Banks	3,733	1,693	2,494	—	7,920
ProFund VP Basic Materials	—	—	3,206	—	3,206
ProFund VP Bear	—	1,986	3,281	—	5,267
ProFund VP Consumer Goods	6,350	4,224	10,988	—	21,562
ProFund VP Consumer Services	—	3,673	15,776	—	19,449
ProFund VP Emerging Markets	—	15,518	1,418	2,513	19,449
ProFund VP Europe 30	—	13,387	10,334	—	23,721
ProFund VP Falling U.S. Dollar	19,462	18,517	5,761	2,362	46,102
ProFund VP Financials	—	—	4,255	—	4,255

December 31, 2021 :: Notes to Financial Statements :: 407

	Expires 4/30/2022	Expires 4/30/2023	Expires 4/30/2024	Expires 4/30/2025	Total
ProFund VP Health Care	$—	$13,585	$24,319	$—	$37,904
ProFund VP Industrials	1,276	3,818	8,851	—	13,945
ProFund VP Japan	—	—	3,915	—	3,915
ProFund VP Large-Cap Growth	7,112	12,749	17,250	—	37,111
ProFund VP Large-Cap Value	5,713	11,285	13,431	851	31,280
ProFund VP Mid-Cap Growth	12,517	10,197	17,143	4,913	44,770
ProFund VP Mid-Cap Value	4,250	12,202	11,427	938	28,817
ProFund VP Nasdaq-100	—	—	46,649	—	46,649
ProFund VP Oil & Gas	—	—	6,748	—	6,748
ProFund VP Pharmaceuticals	—	—	3,392	—	3,392
ProFund VP Precious Metals	—	—	18,138	—	18,138
ProFund VP Real Estate	—	5,955	7,742	—	13,697
ProFund VP Short Dow 30	—	—	45	—	45
ProFund VP Short Mid-Cap	—	—	178	—	178
ProFund VP Short Nasdaq-100	—	4,046	—	—	4,046
ProFund VP Short Small-Cap	—	717	2,179	—	2,896
ProFund VP Small-Cap	—	3,240	14,995	—	18,235
ProFund VP Small-Cap Growth	—	9,268	8,803	—	18,071
ProFund VP Small-Cap Value	—	—	10,619	—	10,619
ProFund VP Telecommunications	—	2,061	4,957	—	7,018
ProFund VP UltraMid-Cap	—	7,268	10,517	—	17,785
ProFund VP UltraNasdaq-100	—	82,374	95,642	—	178,016
ProFund VP UltraShort Nasdaq-100	—	626	—	909	1,535
ProFund VP UltraSmall-Cap	—	7,809	31,072	2,785	41,666
ProFund VP U.S. Government Plus	—	5,716	26,056	—	31,772
ProFund VP Utilities	—	11,074	21,102	—	32,176

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of ProFund VP Government Money Market through April 30, 2022 to the extent necessary to maintain a certain minimum net yield as determined by the Advisor.

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the minimum yield limit period in which they were taken. Such recoupments shall be made monthly, but only to the extent that such recoupments would not cause the ProFund VP Government Money Market's net yield to fall below the highest previously determined minimum yield, and such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement. Any amounts recouped by the Advisor during the year are reflected on the Statement of Operations as "Recoupment of prior expenses reduced by the Advisor." As of December 31, 2021, the recoupments that may potentially be made by ProFund VP Government Money Market are as follows:

	Expires 4/30/2023	Expires 4/30/2024	Expires 4/30/2025	Total
ProFund VP Government Money Market	$201,617	$520,249	$314,562	$1,036,428

5. Securities Transactions

The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2021 were as follows:

	Purchases	Sales
ProFund VP Asia 30	$38,623,582	$40,485,514
ProFund VP Banks	40,765,554	40,183,882
ProFund VP Basic Materials	22,502,585	22,739,893
ProFund VP Biotechnology	27,344,885	34,833,325
ProFund VP Bull	26,380,806	25,257,568
ProFund VP Consumer Goods	17,417,111	13,167,384
ProFund VP Consumer Services	11,738,029	13,166,780
ProFund VP Emerging Markets	14,320,554	14,758,559
ProFund VP Europe 30	25,087,795	25,730,528
ProFund VP Financials	16,994,016	11,447,501
ProFund VP Health Care	4,919,728	11,491,970
ProFund VP Industrials	16,186,529	14,599,551
ProFund VP Internet	12,808,513	21,334,029
ProFund VP Large-Cap Growth	37,465,769	37,346,034
ProFund VP Large-Cap Value	12,390,317	12,367,008
ProFund VP Mid-Cap Growth	22,949,425	26,282,049

408 :: Notes to Financial Statements :: December 31, 2021

	Purchases	Sales
ProFund VP Mid-Cap Value	$34,806,942	$32,424,351
ProFund VP Nasdaq-100	14,860,273	24,919,772
ProFund VP Oil & Gas	24,763,189	21,711,235
ProFund VP Pharmaceuticals	9,108,550	10,055,461
ProFund VP Real Estate	19,481,940	19,171,435
ProFund VP Semiconductor	34,250,904	32,863,257
ProFund VP Small-Cap	4,556,796	2,461,360
ProFund VP Small-Cap Growth	28,686,275	30,822,388
ProFund VP Small-Cap Value	45,720,709	46,509,721
ProFund VP Technology	75,638,459	82,316,589
ProFund VP Telecommunications	7,094,394	7,324,955
ProFund VP UltraBull	54,775,846	53,956,116
ProFund VP UltraMid-Cap	11,248,263	8,219,554
ProFund VP UltraNasdaq-100	74,462,974	31,480,111
ProFund VP UltraSmall-Cap	8,910,011	3,367,998
ProFund VP Utilities	7,683,276	9,776,376

The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2021 were as follows:

	Purchases	Sales
ProFund Access VP High Yield	$119,274,584	$120,933,924
ProFund VP U.S. Government Plus	28,842,238	28,830,309

6. Investment Risks

Some risks apply to all ProFunds VP, while others are specific to the investment strategy of certain ProFunds VP. Each ProFund VP may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the ProFunds VP. The risks are presented in an order intended to facilitate readability, and their order does not imply that the realization of one risk is likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Risks Associated with the Use of Derivatives

Certain ProFunds VP may obtain investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the ProFund VP to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives (e.g., securities in the Index). These risks include counterparty risk, liquidity risk and increased correlation risk. When the ProFund VP uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., securities in the Index) and the derivative, which may prevent the ProFund VP from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the ProFund VP to losses in excess of those amounts initially invested.

Certain ProFunds VP may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the ProFund VP invests in swaps that use an ETF as the reference asset, the ProFund VP may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the ProFund VP only used swaps on the Index.

Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in a ProFund VP's net assets, the terms of a swap agreement between the ProFund VP and its counterparty may permit the counterparty to immediately close out the transaction with the ProFund VP. In that event, the ProFund VP may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the ProFund VP's investment objective. This, in turn, may prevent the ProFund VP from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the ProFund VP may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the ProFund VP's return.

Compounding Risk

Certain ProFunds VP are "geared" funds ("Geared Funds") in the sense that the ProFund VP has an investment objective to match a multiple, the inverse, or an inverse multiple of the performance of a benchmark on a single day, not for any other period. A "single day" is measured from the time a ProFund VP calculates its net asset value ("NAV") to the time of the ProFund VP's next NAV calculation. These Geared Funds are subject to all of the correlation risks described below. In addition, because these ProFunds VP have a single day investment objective, for periods greater than one day, the effect of compounding may cause the performance of a ProFund VP to vary from the benchmark performance (or the inverse of the benchmark performance) times the stated multiple in the ProFund VP objective, as applicable, before accounting for fees and ProFund VP expenses. As explained in greater detail in their Prospectuses, as a result of compounding, Geared Funds are unlikely to provide a simple multiple (e.g. -1x, 2x, or -2x) of a benchmark's return over periods longer than a single day.

December 31, 2021 :: Notes to Financial Statements :: 409

Leverage Risk

Certain ProFunds VP utilize leverage (i.e., obtain investment exposure in excess of their assets) in seeking to achieve their investment objective and will lose more money in market environments adverse to their daily objective than similar funds that do not employ leverage.

Because the ProFunds VP that utilize leverage include either multipliers of 2x or 1.25x (or sometimes the inverse thereof), a single day adverse price movement of more than 50% or 80%, respectively, in a relevant benchmark, could result in the total loss of an investor's investment.

Active Investor Risk

Each ProFund VP permits short-term trading of its securities. In addition, the Advisor expects a significant portion of the assets invested in a ProFund VP to come from professional money managers and investors who use the ProFund VP as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover, and may result in additional costs for the ProFund VP. In addition, large movements of assets into and out of the ProFund VP may have a negative impact on the ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in the ProFund VP's prospectus.

Active Management Risk

ProFund Access VP High Yield Fund is actively managed, and its performance reflects the investment decisions that ProFund Advisors make for the Fund. ProFund Advisors' judgements about the ProFund VP's investments may prove to be incorrect. If the investments selected and strategies employed by the ProFund VP fail to produce the intended results, the ProFund VP could underperform or have negative returns as compared to other funds with a similar investment objective and/or strategies.

Concentration Risk

Certain non-money market ProFunds VP may be subject to concentration risk. Concentration risk results from maintaining concentrated exposure to certain types of issuers, industries, market sectors, countries or geographical regions. A ProFund VP that concentrates its investments will be more susceptible to risks associated with that concentration. With respect to the Sector ProFunds VP, a ProFund VP may have significant exposure to an individual industry that constitutes a significant portion of that ProFund VP's benchmark. Such a ProFund VP will be more susceptible to the risks associated with that specific industry, which may be different from the risks generally associated with other benchmarks. Each ProFund VP will concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark, up to the extent permitted by applicable regulatory guidance. Additionally, certain ProFunds VP that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. These ProFunds VP may be more volatile than a more geographically diversified ProFund VP. The Schedule of Portfolio Investments includes information on each ProFund VP's holdings, including industry and/or geographical composition, as relevant.

Correlation Risk

There is no guarantee that a ProFund VP will achieve a high degree of correlation with its benchmark. Failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective, and the percentage change of the ProFund VP's NAV each day may differ, perhaps significantly, from the percentage change of the ProFund VP's benchmark on such day. This may be due, among other reasons, to the impact of a limited trading market in the underlying component securities on the calculation of the benchmark.

In order to achieve a high degree of correlation with the Index, a ProFund VP seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the ProFund VP from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions, market volatility and other factors will adversely affect the ProFund VP's ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index's movements. Because of this, it is unlikely that the ProFund VP will have perfect leveraged exposure at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index level is volatile at or near the close of the trading day.

A number of other factors may adversely affect a ProFund VP's correlation with its benchmark, including material over- or underexposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a ProFund VP invests. A ProFund VP may not have investment exposure to all securities in its benchmark, or its weighting of investment exposure to stocks or industries may be different from that of the benchmark. In addition, a ProFund VP may invest in securities not included in the benchmark or in financial instruments. Each ProFund VP may take or refrain from taking positions in order to improve tax efficiency or comply with regulatory restrictions, either of which may negatively affect the ProFund VP's correlation with its benchmark. A ProFund VP may also be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund VP being over- or underexposed to its benchmark, and may be impacted by index reconstitutions and index rebalancing events. Additionally, a ProFund VP's underlying holdings or reference assets may trade on markets that may or may not be open on the same day as the ProFund VP. Each ProFund VP (other than the Classic ProFunds VP, the Sector ProFunds VP, ProFund VP Falling U.S. Dollar and ProFund VP Government Money Market) seeks to rebalance its portfolio daily to keep its leveraged, inverse or inverse leveraged exposure to the benchmark consistent with its investment objective. Any of these factors could decrease correlation between the performance of a ProFund VP and may hinder a ProFund VP's ability to meet its investment objective on or around that day.

410 :: Notes to Financial Statements :: December 31, 2021

Credit Default Swaps (CDS) Risk

While the Profund Access VP High Yield will normally be a net "seller" of CDS, at times the ProFund Access VP High Yield may be a net "buyer" of CDS. When the ProFund VP is a seller of credit protection, upon the occurrence of a credit event, the counterparty to the ProFund VP will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. Recovery values for CDS are generally determined via an auction process to determine the final price for a given reference entity. Although, the ProFund VP intends, as practicable, to obtain exposure through centrally cleared CDS, an active market may not exist for any of the CDS in which the ProFund VP invests or in the reference entities subject to the CDS. As a result, the ProFund VP's ability to maximize returns or minimize losses on such CDS may be impaired. Other risks of CDS include difficulty in valuation due to the lack of pricing transparency and the risk that changes in the value of the CDS do not reflect changes in the credit quality of the underlying reference entities or may otherwise perform differently than expected given market conditions. Because the ProFund VP may use a single counterparty or a small number of counterparties, certain CDS involve many reference entities and there are no limitations on the notional amount established for the CDS. As a result, counterparty risk may be amplified.

Counterparty Risk

A ProFund VP that will invest in financial instruments involving third parties (i.e., counterparties) is subject to counterparty risk. The use of financial instruments, such as swap agreements or futures contracts, involves risks that are different from those associated with ordinary portfolio securities transactions. Certain ProFunds VP will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount they expect to receive from counterparties to financial instruments and repurchase agreements entered into by the ProFunds VP. Each ProFund VP generally structures the agreement such that either party can terminate the contract without penalty prior to the termination date. A ProFund VP may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of an investment in each ProFund VP may decline. A ProFund VP may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a ProFund VP may obtain only limited recovery or may obtain no recovery in such circumstances.

The ProFunds VP typically enter into transactions with counterparties whose credit rating at the time of the transaction is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by the Advisor to be of comparable quality. These are usually major, global financial institutions. Although the counterparty to an exchange-traded futures contract is often backed by a futures commission merchant ("FCM") or clearing organization that is further backed by a group of financial institutions, there may be instances in which the FCM or the clearing organization could fail to perform its obligations, causing significant losses to the ProFund VP. For example, a ProFund VP could lose margin payments it has deposited with a clearing organization as well as gains owed but not paid to the ProFund VP if the clearing organization becomes insolvent or otherwise fails to perform its obligations.

Under current CFTC regulations, a FCM maintains customers' assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM's bankruptcy. In that event, in the case of futures, the FCM's customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM's customers. In the case of cleared swaps, customers of a FCM in bankruptcy are entitled to recover assets specifically attributable to them pursuant to new CFTC regulations, but may nevertheless risk loss of some or all of their assets due to accounting or operational issues or due to legal risk in connection with the application of bankruptcy law to cleared swaps.

Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus (COVID-19)), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such as natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objective which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund's investment advisor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on the Fund's performance, resulting in losses to your investment.

Risk that Current Assumptions and Expectations Could Become Outdated As a Result of Global Economic Shocks

The onset of the novel coronavirus (COVID-19) has caused significant shocks to global financial markets and economies, with

December 31, 2021 :: Notes to Financial Statements :: 411

many governments taking extreme actions to slow and contain the spread of COVID-19. These actions have had, and likely will continue to have, a severe economic impact on global economies as economic activity in some instances has essentially ceased. Financial markets across the globe are experiencing severe distress at least equal to what was experienced during the global financial crisis in 2008. In March 2020, U.S. equity markets entered a bear market in the fastest such move in the history of U.S. financial markets. During much of 2020, the unemployment rate in the U.S. was extremely high by historical standards. It is not possible to predict when unemployment and market conditions will return to more normal levels. The global economic shocks being experienced as of the date hereof may cause the underlying assumptions and expectations of the Fund to quickly become outdated or inaccurate, resulting in significant losses.

Debt Instruments Risk

The ProFunds VP may invest in, or seek exposure to, debt instruments. Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the fixed income market. Additionally, the credit quality of the issuer of a debt instrument (including the risk of a potential default) can also affect the price of a debt instrument. The perceived or actual inability of issuers, guarantors, or liquidity providers of debt instruments to make scheduled interest payments can negatively impact the performance of the ProFund VP. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors.

Typically, the price of outstanding debt instruments falls when interest rates rise. Without taking into account other factors, the prices of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as a ProFund VP may be required to reinvest the proceeds received at lower interest rates. These factors may cause the value of an investment in the ProFund VP to change. Also, the securities of certain U.S. government agencies, authorities or instrumentalities are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than those issued by and guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets. Certain ProFunds VP are inversely correlated to bond prices and will typically respond differently to the above factors than would a ProFund VP positively correlated to bond prices.

High Yield Risk

Investment in or exposure to high yield (lower rated) debt instruments (also known as "junk bonds") may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets may diminish a ProFund VP's ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the ProFund VP would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer's security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect a ProFund VP's performance.

Index Performance Risk

Certain ProFunds VP linked to an index will be subject to index performance risk. There is no guarantee or assurance that the methodology used by the third-party provider to create the Index will result in the ProFund VP achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index may underperform, and the ProFund VP could lose value, while other indices or measures of market performance increase in value.

LIBOR Risk

Many debt securities, derivatives, and other financial instruments, including some of the Funds' investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. LIBOR is being discontinued as a floating rate benchmark. The Secured Overnight Financing Rate ("SOFR") is expected to replace U.S. dollar LIBOR as the principal floating rate benchmark. The LIBOR discontinuation has affected and will continue to affect financial markets generally. The date of the LIBOR discontinuation will vary depending on the LIBOR currency and tenor.

The UK Financial Conduct Authority (the "FCA"), which is the regulator of the LIBOR administrator, has announced that, after specified dates, LIBOR settings will cease to be provided by any administrator or will no longer be representative. Those dates are: (i) June 30, 2023, in the case of the principal U.S. dollar LIBOR tenors (overnight and one, three, six and 12 month); and (ii) December 31, 2021, in all other cases (i.e., one week and two

412 :: Notes to Financial Statements :: December 31, 2021

month U.S. dollar LIBOR and all tenors of non-U.S. dollar LIBOR). Accordingly, many existing LIBOR obligations will transition to another benchmark after June 30, 2023 or, in some cases, after December 31, 2021. The FCA and certain U.S. regulators have stated that, despite expected publication of U.S. dollar LIBOR through June 30, 2023, no new contracts using U.S. dollar LIBOR should be entered into after December 31, 2021.

Although the foregoing reflects the likely timing of the LIBOR discontinuation and certain consequences, there is no assurance that LIBOR, of any particular currency or tenor, will continue to be published until any particular date or in any particular form, and there is no assurance regarding the consequences of the LIBOR discontinuation. In the United States, there have been efforts to identify alternative reference interest rates for U.S. dollar LIBOR. The cash markets have generally coalesced around recommendations from the Alternative Reference Rates Committee (the "ARRC"), which was convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York. The ARRC has recommended that U.S. dollar LIBOR be replaced by rates based on SOFR plus, in the case of existing LIBOR contracts and obligations, a spread adjustment.

For purposes of the following discussion, the term "LIBOR" refers solely to U.S. dollar LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR's history or otherwise. SOFR has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. Future levels of SOFR may bear little or no relation to historical levels of SOFR, LIBOR or other rates. SOFR-based rates will differ from LIBOR, and the differences may be material. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. In contrast, LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term tenors.

For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or a similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. Non-LIBOR floating rate obligations, including SOFR-based obligations, may have returns and values that fluctuate more than those of floating rate obligations that are based on LIBOR or other rates. Resulting changes in the financial markets may adversely affect financial markets generally and may also adversely affect a Fund's operations specifically, particularly as financial markets transition away from LIBOR.

Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a ProFund VP invests, the ProFunds VP might not be able to acquire or dispose of certain holdings quickly or at prices that represent true fair value in the judgment of the Advisor. Markets for the securities or financial instruments in which a ProFund VP invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent a ProFund VP from limiting losses, realizing gains, or from achieving a high correlation (or inverse correlation) with its underlying benchmark.

7. Federal Income Tax Information

The tax character of distributions paid to shareholders during the tax years ended, as noted below, were as follows:

	Year Ended December 31, 2021				Year Ended December 31, 2020
	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Gains	Tax Return of Capital	Total Distributions Paid	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Gains	Tax Return of Capital	Total Distributions Paid
ProFund Access VP High Yield	$490,299	$—	$—	$490,299	$842,012	$—	$—	$842,012
ProFund VP Asia 30	177,657	4,210,725	—	4,388,382	627,243	1,892,592	—	2,519,835
ProFund VP Banks	82,428	—	—	82,428	92,909	—	—	92,909
ProFund VP Basic Materials	254,694	295,399	—	550,093	177,560	771,840	—	949,400
ProFund VP Bear	20,517	1,179	—	21,696	18,942	—	—	18,942
ProFund VP Biotechnology	384,376	—	—	384,376	666,520	3,430,329	—	4,096,849
ProFund VP Bull	1,730,614	2,971,176	—	4,701,790	1,255,930	1,897,120	—	3,153,050
ProFund VP Consumer Goods	297,851	765,184	—	1,063,035	255,626	2,182	—	257,808
ProFund VP Consumer Services	930,394	1,515,195	—	2,445,589	13,651	9,125,605	—	9,139,256
ProFund VP Dow 30	55,117	—	—	55,117	111,280	—	—	111,280
ProFund VP Emerging Markets	—	—	—	—	117,347	—	—	117,347
ProFund VP Europe 30	163,002	—	—	163,002	395,173	—	—	395,173
ProFund VP Falling U.S. Dollar	1,014	14,881	—	15,895	1,949	—	—	1,949
ProFund VP Financials	363,519	2,335,855	—	2,699,374	440,538	1,689,299	—	2,129,837
ProFund VP Government Money Market	5,562	—	—	5,562	55,902	—	—	55,902
ProFund VP Health Care	499,530	3,738,461	—	4,237,991	—	6,154,240	—	6,154,240
ProFund VP Industrials	40,631	1,131,548	—	1,172,179	220,540	48,389	—	268,929
ProFund VP International	—	—	—	—	26,163	—	—	26,163
ProFund VP Internet	769,852	2,812,110	—	3,581,962	—	2,716,437	—	2,716,437
ProFund VP Japan	387,547	718,980	—	1,106,527	18,886	—	—	18,886

December 31, 2021 :: Notes to Financial Statements :: 413

	Year Ended December 31, 2021				Year Ended December 31, 2020
	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Gains	Tax Return of Capital	Total Distributions Paid	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Gains	Tax Return of Capital	Total Distributions Paid
ProFund VP Large-Cap Growth	$670,296	$3,262,142	$—	$3,932,438	$479,816	$2,242,710	$—	$2,722,526
ProFund VP Large-Cap Value	149,393	—	—	149,393	1,707,270	161,730	—	1,869,000
ProFund VP Mid-Cap	607,067	—	—	607,067	2,072,210	183,573	—	2,255,783
ProFund VP Mid-Cap Growth	270,436	1,446,994	—	1,717,430	97,983	1,725,066	—	1,823,049
ProFund VP Mid-Cap Value	54,454	—	—	54,454	703,529	221,502	—	925,031
ProFund VP Nasdaq-100	13,205,051	5,754,779	—	18,959,830	5,808,862	3,687,764	—	9,496,626
ProFund VP Oil & Gas	528,770	—	—	528,770	421,335	186,316	—	607,651
ProFund VP Pharmaceuticals	236,561	—	—	236,561	15,201	—	—	15,201
ProFund VP Precious Metals	—	—	—	—	89,778	—	—	89,778
ProFund VP Real Estate	3,298	—	—	3,298	404,416	—	28,104	432,520
ProFund VP Rising Rates Opportunity	—	—	—	—	37,790	—	—	37,790
ProFund VP Semiconductor	743,390	312,175	—	1,055,565	649,890	46,276	—	696,166
ProFund VP Short Dow 30	—	—	—	—	43	—	—	43
ProFund VP Short Emerging Markets	—	—	—	—	5,130	—	—	5,130
ProFund VP Short International	—	—	—	—	3,789	—	—	3,789
ProFund VP Short Mid-Cap	139,495	—	—	139,495	1,287	—	—	1,287
ProFund VP Short Nasdaq-100	148,179	76,706	—	224,885	—	—	—	—
ProFund VP Short Small-Cap	—	—	—	—	9,164	—	—	9,164
ProFund VP Small-Cap	492,926	274,681	—	767,607	288,536	88,823	—	377,359
ProFund VP Small-Cap Growth	481,395	1,270,548	—	1,751,943	321,867	2,098,024	—	2,419,891
ProFund VP Small-Cap Value	29,211	—	—	29,211	1,201,768	608,459	—	1,810,227
ProFund VP Technology	1,784,842	1,809,709	—	3,594,551	359,646	3,832,337	—	4,191,983
ProFund VP Telecommunications	81,611	—	—	81,611	61,265	—	—	61,265
ProFund VP UltraBull	—	—	—	—	9,177,445	741,664	—	9,919,109
ProFund VP UltraMid-Cap	—	—	—	—	2,119,595	—	—	2,119,595
ProFund VP UltraNasdaq-100	49,379,390	6,317,292	—	55,696,682	30,350,127	3,147,135	—	33,497,262
ProFund VP UltraShort Dow 30	109,160	—	—	109,160	185	—	—	185
ProFund VP UltraShort Nasdaq-100	2,439,139	—	—	2,439,139	6,414	—	—	6,414
ProFund VP UltraSmall-Cap	2,071,442	182,370	—	2,253,812	2,142,018	—	—	2,142,018
ProFund VP U.S. Government Plus	2,851,086	—	—	2,851,086	1,890,196	—	—	1,890,196
ProFund VP Utilities	492,932	—	—	492,932	1,733,161	6,251,978	—	7,985,139

As of the latest tax year ended December 31, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Accumulated Earnings/ (Deficit)
ProFund Access VP High Yield	$—	$—	$—	$(2,041,993)	$(20,781)	$(2,062,774)
ProFund VP Asia 30	95,016	2,232,606	—	—	4,835,652	7,163,274
ProFund VP Banks	49,017	—	—	(2,302,000)	1,740,640	(512,343)
ProFund VP Basic Materials	138,447	53,432	—	—	8,538,994	8,730,873
ProFund VP Bear	—	—	—	(22,682,864)	7,868	(22,674,996)
ProFund VP Biotechnology	197,061	8,620,057	—	—	33,344,097	42,161,215
ProFund VP Bull	4,197,862	1,291,440	—	—	39,992,574	45,481,876
ProFund VP Consumer Goods	488,033	48,178	—	—	13,551,598	14,087,809
ProFund VP Consumer Services	60,825	139,786	—	—	14,791,387	14,991,998
ProFund VP Dow 30	44,674	—	—	(1,645,752)	200	(1,600,878)
ProFund VP Emerging Markets	110,840	—	—	(6,872,829)	6,571,331	(190,658)
ProFund VP Europe 30	816,976	138,048	—	—	1,686,522	2,641,546
ProFund VP Falling U.S. Dollar	—	—	—	(342,962)	—	(342,962)
ProFund VP Financials	280,926	110,726	—	—	20,446,960	20,838,612
ProFund VP Government Money Market	—	—	—	(36,237)	—	(36,237)
ProFund VP Health Care	364,507	2,227,196	—	—	38,843,966	41,435,669
ProFund VP Industrials	76,123	114,092	—	—	11,857,128	12,047,343
ProFund VP International	461,505	—	—	(1,069,800)	(54,664)	(662,959)
ProFund VP Internet	—	4,335,872	—	—	10,337,697	14,673,569

414 :: Notes to Financial Statements :: December 31, 2021

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Accumulated Earnings/ (Deficit)
ProFund VP Japan	$60,554	$296,292	$—	$—	$(45)	$356,801
ProFund VP Large-Cap Growth	120,430	3,618,543	—	—	19,641,592	23,380,565
ProFund VP Large-Cap Value	75,010	200,882	—	—	4,299,565	4,575,457
ProFund VP Mid-Cap	2,138,942	292,513	—	(205,135)	37,755	2,264,075
ProFund VP Mid-Cap Growth	459,881	2,533,620	—	—	5,814,231	8,807,732
ProFund VP Mid-Cap Value	704,740	1,423,945	—	—	2,771,267	4,899,952
ProFund VP Nasdaq-100	9,788,261	10,171,069	—	—	88,724,340	108,683,670
ProFund VP Oil & Gas	660,699	—	—	(664,101)	10,698,558	10,695,156
ProFund VP Pharmaceuticals	181,043	670,360	—	—	4,593,688	5,445,091
ProFund VP Precious Metals	—	—	—	(62,075,594)	602,452	(61,473,142)
ProFund VP Real Estate	416,943	152,686	—	—	7,252,307	7,821,936
ProFund VP Rising Rates Opportunity	—	—	—	(28,677,965)	14,318	(28,663,647)
ProFund VP Semiconductor	671,423	26,089	—	—	11,726,389	12,423,901
ProFund VP Short Dow 30	—	—	—	(119,360)	(7)	(119,367)
ProFund VP Short Emerging Markets	13,998	—	—	(2,627,061)	(11,582)	(2,624,645)
ProFund VP Short International	—	—	—	(2,353,275)	2,308	(2,350,967)
ProFund VP Short Mid-Cap	—	—	—	(2,544,093)	(167)	(2,544,260)
ProFund VP Short Nasdaq-100	—	—	—	(13,990,414)	27,559	(13,962,855)
ProFund VP Short Small-Cap	—	—	—	(5,929,084)	5,086	(5,923,998)
ProFund VP Small-Cap	1,048,660	488,847	—	—	2,733,844	4,271,351
ProFund VP Small-Cap Growth	556,092	1,987,294	—	—	8,231,669	10,775,055
ProFund VP Small-Cap Value	1,869,494	1,969,707	—	—	2,865,493	6,704,694
ProFund VP Technology	1,321,853	5,172,582	—	—	41,167,907	47,662,342
ProFund VP Telecommunications	103,492	—	—	(833,731)	1,514,357	784,118
ProFund VP UltraBull	2,079,344	948,214	—	(13,108,883)	7,966,888	(2,114,437)
ProFund VP UltraMid-Cap	3,471,812	588,061	—	—	4,470,762	8,530,635
ProFund VP UltraNasdaq-100	72,449,013	1,258,151	—	—	93,993,686	167,700,850
ProFund VP UltraShort Dow 30	—	—	—	(968,907)	(8)	(968,915)
ProFund VP UltraShort Nasdaq-100	—	—	—	(5,378,981)	10,880	(5,368,101)
ProFund VP UltraSmall-Cap	2,929,042	638,178	—	—	3,298,073	6,865,293
ProFund VP U.S. Government Plus	—	—	—	(1,988,021)	148,658	(1,839,363)
ProFund VP Utilities	426,395	422,855	—	—	17,037,962	17,887,212

As of the latest tax year ended December 31, 2021, the following ProFunds VP have net capital loss carryforwards ("CLCFs") as summarized in the tables below.

	No Expiration Date
ProFund Access VP High Yield	$2,041,993	*
ProFund VP Banks	2,302,000
ProFund VP Bear	22,682,864	*
ProFund VP Dow 30	1,645,752	*
ProFund VP Emerging Markets	6,872,829	*
ProFund VP Falling U.S. Dollar	342,962	*
ProFund VP Government Money Market	36,237
ProFund VP International	1,069,800	*
ProFund VP Mid-Cap	205,135	*
ProFund VP Oil & Gas	664,101
ProFund VP Precious Metals	62,075,594
ProFund VP Rising Rates Opportunity	28,677,965	*
ProFund VP Short Dow 30	119,360	*
ProFund VP Short Emerging Markets	2,627,061	*
ProFund VP Short International	2,353,275	*
ProFund VP Short Mid-Cap	2,544,093	*
ProFund VP Short Nasdaq-100	13,990,414	*
ProFund VP Short Small-Cap	5,929,084	*
ProFund VP Telecommunications	833,731
ProFund VP UltraBull	13,108,883	*
ProFund VP UltraShort Dow 30	968,907	*
ProFund VP UltraShort Nasdaq-100	5,378,981	*
ProFund VP U.S. Government Plus	1,988,021

*	All or a portion are limited as a result of changes in the ProFund VP ownership during the year and in prior years.

December 31, 2021 :: Notes to Financial Statements :: 415

Unused limitations accumulate and increase limited CLCFs available for use in offsetting net capital gains. The Board does not intend to authorize a distribution of any realized gain for a ProFund VP until any applicable CLCF has been offset or expires.

As of December 31, 2021, the cost of securities, including derivatives, gross unrealized appreciation and gross unrealized depreciation on investment securities, for federal income tax purposes, were as follows:

Fund Name	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ProFund Access VP High Yield	$14,384,530	$—	$(20,781)	$(20,781)
ProFund VP Asia 30	19,003,615	8,772,254	(3,936,602)	4,835,652
ProFund VP Banks	4,264,487	4,187,154	(2,446,514)	1,740,640
ProFund VP Basic Materials	8,842,724	10,599,902	(2,060,908)	8,538,994
ProFund VP Bear	1,555,000	7,868	—	7,868
ProFund VP Biotechnology	28,316,051	36,749,212	(3,405,115)	33,344,097
ProFund VP Bull	32,905,175	43,778,092	(3,785,518)	39,992,574
ProFund VP Consumer Goods	13,621,311	15,054,451	(1,502,853)	13,551,598
ProFund VP Consumer Services	15,992,472	16,174,708	(1,383,321)	14,791,387
ProFund VP Dow 30	218,000	200	—	200
ProFund VP Emerging Markets	13,017,623	8,830,962	(2,259,631)	6,571,331
ProFund VP Europe 30	17,458,926	6,298,664	(4,612,142)	1,686,522
ProFund VP Falling U.S. Dollar	485,600	—	—	—
ProFund VP Financials	21,337,355	27,639,097	(7,192,137)	20,446,960
ProFund VP Government Money Market	48,329,489	—	—	—
ProFund VP Health Care	16,749,626	41,851,508	(3,007,542)	38,843,966
ProFund VP Industrials	9,973,324	13,212,486	(1,355,358)	11,857,128
ProFund VP International	12,234,000	—	(54,664)	(54,664)
ProFund VP Internet	9,333,384	12,118,215	(1,780,518)	10,337,697
ProFund VP Japan	6,986,706	—	(45)	(45)
ProFund VP Large-Cap Growth	17,775,249	20,376,206	(734,614)	19,641,592
ProFund VP Large-Cap Value	13,619,192	6,358,197	(2,058,632)	4,299,565
ProFund VP Mid-Cap	15,737,578	37,755	—	37,755
ProFund VP Mid-Cap Growth	14,850,787	6,787,992	(973,761)	5,814,231
ProFund VP Mid-Cap Value	15,979,197	4,702,280	(1,931,013)	2,771,267
ProFund VP Nasdaq-100	86,956,883	92,228,025	(3,503,685)	88,724,340
ProFund VP Oil & Gas	20,002,725	16,696,755	(5,998,197)	10,698,558
ProFund VP Pharmaceuticals	12,100,669	6,467,866	(1,874,178)	4,593,688
ProFund VP Precious Metals	27,834,000	602,452	—	602,452
ProFund VP Real Estate	6,559,805	8,311,456	(1,059,149)	7,252,307
ProFund VP Rising Rates Opportunity	5,787,000	14,318	—	14,318
ProFund VP Semiconductor	6,046,481	12,501,643	(775,254)	11,726,389
ProFund VP Short Dow 30	6,000	—	(7)	(7)
ProFund VP Short Emerging Markets	1,137,000	—	(11,582)	(11,582)
ProFund VP Short International	536,000	2,308	—	2,308
ProFund VP Short Mid-Cap	55,000	—	(167)	(167)
ProFund VP Short Nasdaq-100	1,944,000	27,559	—	27,559
ProFund VP Short Small-Cap	1,159,306	5,086	—	5,086
ProFund VP Small-Cap	12,020,118	3,695,903	(962,059)	2,733,844
ProFund VP Small-Cap Growth	16,985,233	9,466,628	(1,234,959)	8,231,669
ProFund VP Small-Cap Value	24,501,585	6,661,537	(3,796,044)	2,865,493
ProFund VP Technology	9,933,532	43,234,210	(2,066,303)	41,167,907
ProFund VP Telecommunications	5,939,043	2,301,454	(787,097)	1,514,357
ProFund VP UltraBull	11,813,482	8,655,602	(688,714)	7,966,888
ProFund VP UltraMid-Cap	13,302,098	5,104,127	(633,365)	4,470,762
ProFund VP UltraNasdaq-100	185,575,463	102,492,860	(8,499,174)	93,993,686
ProFund VP UltraShort Dow 30	4,000	—	(8)	(8)
ProFund VP UltraShort Nasdaq-100	365,000	10,880	—	10,880
ProFund VP UltraSmall-Cap	25,295,870	4,914,368	(1,616,295)	3,298,073
ProFund VP U.S. Government Plus	15,075,950	187,255	(38,597)	148,658
ProFund VP Utilities	17,654,624	19,076,284	(2,038,322)	17,037,962

416 :: Notes to Financial Statements :: December 31, 2021

8. Stock Splits and Reverse Share Splits

Effective December 14, 2020, the ProFund VP UltraNasdaq-100 underwent a 2-for-1 share split, the ProFund VP Short Small-Cap, ProFund VP UltraBull, ProFund VP UltraShort Nasdaq-100 each underwent a 1-for-4 reverse share split and the ProFund VP UltraShort Dow 30 underwent a 1-for-5 reverse share split.

Effective November 18, 2019, the ProFund VP Internet underwent a 3-for-1 share split, the ProFund VP Short Dow 30, the ProFund VP Short International, and the ProFund VP Short Nasdaq-100 each underwent a 1-for-4 reverse share split, and the ProFund VP UltraShort Dow 30 underwent a 1-for-8 reverse share split.

Effective December 11, 2017, the ProFund VP Short Emerging Markets underwent a 1-for-5 reverse share split, and the ProFund VP UltraShort Nasdaq-100 underwent a 1-for-8 reverse share split.

The effect of the share split transactions was to multiply the number of outstanding shares of the ProFund VP by the respective split factor, with a corresponding decrease in net asset value per share; and the effect of the reverse share split transactions was to divide the number of outstanding shares of the ProFunds VP by the respective reverse split factor, with a corresponding increase in the net asset value per share. These transactions did not change the net assets of these ProFunds VP or the value of a shareholder's investment.

The historical share transactions presented in the Statements of Changes in Net Assets and per share data presented in the Financial Highlights have been adjusted retroactively to give effect to the share splits and reverse share splits.

9. Shareholder Concentration

Ownership of more than 25% of the voting securities for a fund creates presumptions of control of the fund, under Section 2(a)(9) of the 1940Act. As of December 31, 2021, the Advisor was deemed a significant shareholder of each of ProFund VP Dow 30, ProFund VP Short Dow 30, and ProFund VP UltraShort Dow 30 as the Advisor's ownership of total shares outstanding of each ProFund VP was 59%, 64%, and 87% respectively.

10. Subsequent Events

The ProFunds VP have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the ProFunds VP's financial statements.

Report of Independent Registered Public Accounting Firm :: 417

To the Board of Trustees of ProFunds and Shareholders of each of the fifty-one funds listed below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed below (fifty-one of the funds constituting ProFunds, hereafter collectively referred to as the "Funds") as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

ProFund Access VP High Yield

ProFund VP Asia 30

ProFund VP Banks

ProFund VP Basic Materials

ProFund VP Bear

ProFund VP Biotechnology

ProFund VP Bull

ProFund VP Consumer Goods

ProFund VP Consumer Services

ProFund VP Dow 30

ProFund VP Emerging Markets

ProFund VP Europe 30

ProFund VP Falling U.S. Dollar

ProFund VP Financials

ProFund VP Government Money Market

ProFund VP Health Care

ProFund VP Industrials

ProFund VP International

ProFund VP Internet

ProFund VP Japan

ProFund VP Large-Cap Growth

ProFund VP Large-Cap Value

ProFund VP Mid-Cap

ProFund VP Mid-Cap Growth

ProFund VP Mid-Cap Value

ProFund VP Nasdaq-100

ProFund VP Oil & Gas

ProFund VP Pharmaceuticals

ProFund VP Precious Metals

ProFund VP Real Estate

ProFund VP Rising Rates Opportunity

ProFund VP Semiconductor

ProFund VP Short Dow 30

ProFund VP Short Emerging Markets

ProFund VP Short International

ProFund VP Short Mid-Cap

ProFund VP Short Nasdaq-100

ProFund VP Short Small-Cap

ProFund VP Small-Cap

ProFund VP Small-Cap Growth

ProFund VP Small-Cap Value

ProFund VP Technology

ProFund VP Telecommunications

ProFund VP U.S. Government Plus

ProFund VP UltraBull

ProFund VP UltraMid-Cap

ProFund VP UltraNasdaq-100

ProFund VP UltraShort Dow 30

ProFund VP UltraShort Nasdaq-100

ProFund VP UltraSmall-Cap

ProFund VP Utilities

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Baltimore, Maryland
February 23, 2022

We have served as the auditor of one or more investment companies in ProFunds and ProShares Trust group since 1997.

418 :: Additional Tax Information (unaudited)

Other Federal Income Tax Information:

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended December 31, 2021, qualify for the corporate dividends received deduction for the following ProFunds VP:

Dividend Received Deduction
ProFund VP Banks	100.00%
ProFund VP Basic Materials	73.10%
ProFund VP Biotechnology	100.00%
ProFund VP Bull	37.38%
ProFund VP Consumer Goods	97.38%
ProFund VP Consumer Services	25.95%
ProFund VP Financials	100.00%
ProFund VP Health Care	100.00%
ProFund VP Industrials	100.00%
ProFund VP Internet	7.99%
ProFund VP Large-Cap Growth	42.78%
ProFund VP Large-Cap Value	100.00%
ProFund VP Mid-Cap Growth	51.04%
ProFund VP Mid-Cap Value	100.00%
ProFund VP Nasdaq-100	5.43%
ProFund VP Oil & Gas	100.00%
ProFund VP Pharmaceuticals	88.20%
ProFund VP Real Estate	1.48%
ProFund VP Semiconductor	19.07%
ProFund VP Small-Cap	10.81%
ProFund VP Small-Cap Growth	26.52%
ProFund VP Small-Cap Value	100.00%
ProFund VP Technology	19.91%
ProFund VP Telecommunications	100.00%
ProFund VP UltraNasdaq-100	1.37%
ProFund VP UltraSmall-Cap	3.44%
ProFund VP Utilities	100.00%

For the fiscal year ended December 31, 2021, the amount of long-term capital gain designated by the ProFunds VP were as follows:

Long-Term Capital Gain
ProFund VP Asia 30	$4,210,725
ProFund VP Basic Materials	295,399
ProFund VP Bear	1,179
ProFund VP Bull	2,971,176
ProFund VP Consumer Goods	765,184
ProFund VP Consumer Services	1,515,195
ProFund VP Falling U.S. Dollar	14,881
ProFund VP Financials	2,335,855
ProFund VP Health Care	3,738,461
ProFund VP Industrials	1,131,548
ProFund VP Internet	2,812,110
ProFund VP Japan	718,980
ProFund VP Large-Cap Growth	3,262,142
ProFund VP Mid-Cap Growth	1,446,994
ProFund VP Nasdaq-100	5,754,779
ProFund VP Semiconductor	312,175
ProFund VP Short Nasdaq-100	76,706
ProFund VP Small-Cap	274,681
ProFund VP Small-Cap Growth	1,270,548
ProFund VP Technology	1,809,709
ProFund VP UltraNasdaq-100	6,317,292
ProFund VP UltraSmall-Cap	182,370

Additional Tax Information (unaudited) :: 419

For the fiscal year ended December 31, 2021, the amount of short-term capital gain designated by the ProFunds VP were as follows:

Short-Term Capital Gain
ProFund VP Asia 30	$177,657
ProFund VP Basic Materials	193,760
ProFund VP Bear	20,517
ProFund VP Biotechnology	384,376
ProFund VP Bull	1,730,614
ProFund VP Consumer Goods	227,870
ProFund VP Consumer Services	930,393
ProFund VP Dow 30	55,117
ProFund VP Falling U.S. Dollar	1,014
ProFund VP Financials	224,528
ProFund VP Health Care	479,065
ProFund VP Industrials	40,631
ProFund VP Internet	769,852
ProFund VP Japan	387,547
ProFund VP Large-Cap Growth	670,296
ProFund VP Mid-Cap	607,067
ProFund VP Mid-Cap Growth	270,436
ProFund VP Nasdaq-100	13,205,051
ProFund VP Pharmaceuticals	196,556
ProFund VP Semiconductor	743,390
ProFund VP Short Mid-Cap	139,495
ProFund VP Short Nasdaq-100	148,178
ProFund VP Small-Cap	492,926
ProFund VP Small-Cap Growth	481,395
ProFund VP Technology	1,784,842
ProFund VP UltraNasdaq-100	49,379,390
ProFund VP UltraShort Dow 30	109,160
ProFund VP UltraShort Nasdaq-100	2,439,139
ProFund VP UltraSmall-Cap	2,071,442
ProFund VP U.S. Government Plus	2,851,085

420 :: Board Approval of Investment Advisory Agreement :: December 31, 2021

At a meeting held on September 13-14, 2021, the Board of Trustees (the "Board") of ProFunds (the "Trust") considered the renewal of the Investment Advisory Agreement between ProFund Advisors LLC (the "Advisor") and the Trust, on behalf of each of its operational series (each a "Fund" and collectively the "Funds") (the "Advisory Agreement"). Certain Funds are designed to match, before fees and expenses, the performance of an underlying index both on a single day and over time (each a "Matching Fund" and, collectively, the "Matching Funds"). Certain other Funds are actively managed and are designed to meet a specified investment objective (each an "Active Fund" and, collectively, the "Active Funds"). Certain other Funds are "geared" funds that are designed to seek daily investment results, before fees and expenses, that correspond to the inverse (-1x), a multiple (i.e., 1.25x, 1.50x or 2x), or an inverse multiple (i.e., -1.25x or -2x) of the daily performance of an index or security (each a "Geared Fund" and, collectively, the "Geared Funds").

The Board did not identify any particular information that was most relevant to its consideration to approve the continuation of the Advisory Agreement and each Trustee may have afforded different weight to the various factors.

The Board received a memorandum from independent legal counsel to the Independent Trustees regarding the Board's responsibilities under state and federal law with respect to the Board's consideration of the renewal or approval of investment advisory agreements. The Independent Trustees were advised by their independent legal counsel throughout the process, including about the legal standards applicable to their review.

In response to a request from the Independent Trustees, the Advisor provided information for the Board to consider relating to the continuation of the Advisory Agreement, including information that addressed, among other things:

(i)	the nature, extent and quality of the services that were provided or proposed to be provided by the Advisor;
(ii)	the costs of the services to be provided and the profits realized by the Advisor;
(iii)	the investment performance of the Funds and the Advisor;
(iv)	the extent to which economies of scale might be realized as the Funds grow and whether fee levels reflect economies of scale, if any, for the benefit of Fund shareholders; and
(v)	other benefits to the Advisor and/or its affiliates from the relationship to the Funds.

It was noted that the Independent Trustees requested, and received, information from the Advisor concerning the Funds. In response to the request from the Independent Trustees, the Advisor provided information and reports relevant to the continuation of the Advisory Agreement, including, among other things:

(i)	information about the advisory services that were being provided by the Advisor with respect to the Funds;
(ii)	the Advisor's Form ADV;
(iii)	biographies of the employees of the Advisor who are primarily responsible for providing investment advisory services to the Funds;
(iv)	information regarding each component of the contractual fee rates and actual fee rates for the prior fiscal year;
(v)	information regarding advisory fees earned versus advisory fees waived for previous periods;
(vi)	performance information for prior periods;
(vii)	comparative industry fee data;
(viii)	information about fees and other amounts that were received by the Advisor and its affiliates for non-advisory services with respect to the Funds;
(ix)	information regarding the Advisor's trade allocation and best execution policies and procedures;
(x)	information about the financial condition of the Advisor;
(xi)	information regarding how the Advisor monitors each Fund's compliance with regulatory requirements and Trust procedures; and
(xii)	the Advisor's reputation, expertise and resources.

The Trustees retained the services of an independent consultant to assist in selecting a universe of peer group funds (the "Peer Group") with similar investment strategies, as well as to help them in evaluating information with respect to certain aspects of their review, including the reasonableness of fees paid by the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

In addition to the information provided and discussions that occurred at the meeting at which the Board took action regarding the renewal of the Advisory Agreement, the Board also considered information they received throughout the year as part of their regular oversight of the Funds.

Nature, Extent and Quality of the Advisor's Services

The Board reviewed the nature, extent and quality of the investment advisory services performed by the Advisor. The Board noted there would be no significant differences between the scope of services provided by the Advisor in the past year and those to be provided in the upcoming year. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to manage the Funds effectively. In particular, the Board considered the following:

(i)	the investment objective of each Fund, the Advisor's description of the skills needed to manage each Fund and the Advisor's success in achieving the investment objectives of each Fund;
(ii)	the unique features of the Funds, including the unique asset classes and investment strategies of certain Funds, as well as the employment of optimization/sampling techniques necessary to manage certain Funds;
(iii)	with respect to the Geared Funds, the fact that to maintain exposure consistent with each Geared Fund's daily investment objective, each Geared Fund needs to be rebalanced each day, an activity not typical of traditional index funds;
(iv)	the differences in managing the non-geared Funds, including the unique asset classes and investment strategies for certain Funds, as well as the employment of optimization/sampling techniques necessary to manage certain Funds;
(v)	the size and experience of the Advisor's portfolio staff and the Advisor's ability to recruit, train and retain personnel

December 31, 2021 :: Board Approval of Investment Advisory Agreement :: 421

with relevant experience and the specific expertise necessary to manage the Funds;
(vi)	the structure of the portfolio staff compensation program and the incentives it is intended to provide;
(vii)	the collateral, credit and cash management functions at the Advisor and the enhancements made in these areas;
(viii)	the Advisor's development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Funds' ability to meet their stated investment objectives and minimize counterparty risk;
(ix)	a significant investment in personnel and state-of-the-art technology that the Advisor has made over the course of several years and, recently, instituting certain technological upgrades that would generally improve capacity and document production capabilities as well as technological upgrades that have continued to contribute to successful remote working conditions during the COVID-19 pandemic; and
(x)	information regarding allocation of Fund brokerage and the selection of counterparties for Fund portfolio transactions, as well as favorable terms of derivatives transactions the Advisor was able to negotiate with swap counterparties on behalf of various Funds.

The Board considered that the Advisor oversees the operations of the Funds and provides compliance services to the Funds. The Board also reviewed the Advisor's compliance program, including specific activities associated with the Funds. The Board discussed the compliance program with the Funds' Chief Compliance Officer (the "CCO"). The Board and the CCO discussed the CCO's evaluation of the operation of the Advisor's compliance program, and efforts with respect to the Funds, changes made to the Advisor's compliance program since the CCO's last annual report to the Board, and whether the CCO believed additional enhancements to the compliance program were warranted. The Board discussed compliance issues reported to the Board during the prior year and the remediation of such issues. The Board discussed key risk areas identified by the CCO and how such risks are addressed by the compliance program.

Based upon its review, the Board, including all of the Independent Trustees, concluded with respect to each Fund that (i) the investment advisory services provided by the Advisor with respect to the Fund were of high quality, (ii) the Advisor achieved the investment goals of the Fund, (iii) the Advisor's services benefited the Fund's shareholders, particularly in light of the nature of the Fund and the services required to support each such Fund, and (iv) they were generally satisfied with the nature, quality and extent of services provided to the Fund by the Advisor.

Comparison of Services and Fees

The Advisor presented information about the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability to the fees paid by other investment companies, including mutual funds offering strategies similar in nature and extent to the Funds. The Board discussed the methodology used to prepare the comparative fee data for each Fund and the potential limitations of such data. The Board discussed the difficulty in compiling the comparative data and Peer Group information because, by design, many of the Funds are unique and few, if any, fund complexes with funds offering substantially similar investment objectives and strategies exist. The Board considered the Advisor's representation that it found the Peer Group compiled by the independent consultant to be appropriate but acknowledged the existence of certain differences between the Funds and their peers. The Board noted that the methodology used to compile the Peer Group and comparative data was identical to that used in prior years. Notwithstanding the challenge associated with Peer Group and data compilation, the Board found the comparative information it received to be useful in its evaluation of the reasonableness of the Advisor's fee. The Advisor presented information about the significant drivers of cost and also examined the costs to investors to achieve the objectives of the Funds on their own and noted that it would be more expensive or impractical to do so.

The Board reviewed information prepared by the independent consultant, comparing management and expense information for each Fund to that of its Peer Group. The Board reviewed Peer Group information prepared by the consultant comparing the contractual advisory fee rate to be paid by the Funds to other funds with investment objectives most similar to the Funds. The Board also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fees paid by the Funds after taking waivers and reimbursements into account.

The Board considered and discussed the sub-advisory fees charged and the services provided by the Advisor to the one mutual fund it serves as sub-adviser. The Board recognized that the scope of services provided by the Advisor to the mutual fund is narrower than the services provided to the Funds for several reasons, including that the Advisor performs only services delegated to it by the investment adviser to the mutual fund and does not provide other services like daily cash management, collateral management and counterparty management. The Board noted that for these reasons it is difficult to make comparisons of fees charged to the sub-advised mutual fund and the Funds.

The Board also recognized that it is difficult to make comparisons of fees across fund complexes because there may be variations in services that are included in the fees paid by other mutual funds.

The Board, including all of the Independent Trustees, concluded that, with respect to the Funds, the investment advisory fees and any other compensation payable to the Advisor were reasonable in relation to the nature and quality of the services provided and that the continuation of the Advisory Agreement was in the best interests of the shareholders of the Funds.

Investment Performance of the Funds and the Advisor

The Board considered total return information for each Fund and focused on the correlation of returns to benchmark information for each Geared Fund for the 3-month, 1-year, 5-year, 10-year and since inception periods ended June 30, 2021, as applicable. The Board also considered performance information provided at regular Board meetings throughout the year. The Board noted that correlation of returns for each Geared Fund remained strong during the applicable periods and that Geared Fund performance

422 :: Board Approval of Investment Advisory Agreement :: December 31, 2021

versus target performance was generally within expected ranges. The Board further noted that Matching Fund performance versus benchmark index performance was also generally within expected ranges during the applicable periods. The Board noted that, given the nature of the Funds that are Matching Funds or Geared Funds, the correlation of such Fund's performance with the performance of its underlying benchmark (or a relevant inverse or multiple thereof) was a more meaningful factor than the Fund's total return.

In regard to the Active Funds, the Board considered that, for each of the one-year, three-year, five-year and ten-year periods ended June 30, 2021, the Access Flex Bear High Yield ProFund underperformed its Peer Group and benchmark index. In regard to the Access Flex High Yield ProFund, the Board considered that for each of the one-year, three-year, five-year and ten-year periods ended June 30, 2021, the Fund underperformed its Peer Group and benchmark index.

In regard to the Access VP High Yield Fund, the Board noted that for each of the one-year-, three-year, five-year and ten-year periods ended June 30, 2021, the Fund underperformed its Peer Group and benchmark index.

After reviewing the performance of the Funds, the Board, including the Independent Trustees, concluded, in light of the foregoing factors, that the performance of the Funds was satisfactory.

Profitability

The Board considered and discussed with representatives of the Advisor the significant drivers of cost incurred by or expected to be incurred by the Advisor in managing the Funds, including, but not limited to, intellectual capital, regulatory compliance, daily portfolio rebalancing of the Geared Funds, and entrepreneurial risk, and considered the costs that investors likely would incur if they independently sought to achieve the objectives of the Funds. The Board considered and discussed with representatives of the Advisor the profitability to the Advisor of its management of each of the Funds. The Board also discussed the Advisor's profit margin, including the expense allocation methodology used in the Advisor's profitability analysis. It was noted that the methodology for determining profitability was conducted in a similar fashion as the prior year.

The Independent Trustees met in executive session to discuss and evaluate the information provided by the Advisor and the independent consultant, as well as of the information provided by a separate independent consultant retained to review profitability. Among other things, the Independent Trustees reviewed information regarding the financial condition and profitability of the Advisor, including the methodologies involved in calculating profitability.

Based on its review, the Board, including all of the Independent Trustees, concluded that the profitability to the Advisor of the Advisory Agreement was reasonable in light of the services and benefits provided to each Fund.

Economies of Scale

The Board discussed with representatives of the Advisor potential economies of scale in connection with the management and operation of each Fund as well as the effect of the contractual expense limitations undertaken by the Advisor. The Board considered that each Fund covered by the Advisory Agreement pays the Advisor an annual investment advisory fee of 0.75% of average daily net assets (other than the ProFund Ultra Japan Fund and the ProFund Ultra Short Japan Fund, each of which pay 0.90%, the ProFund Nasdaq-100 which pays 0.70%, and the ProFund V.P. U.S. Government Plus, which pays 0.50%).

The Board considered that, subject to the condition that the aggregate daily net assets of the Trust be equal to or greater than $10 billion, the Advisor has agreed to reduce each Fund's annual investment advisory fee by 0.025% on assets in excess of $500 million up to $1 billion, 0.05% on assets in excess of $1 billion up to $2 billion and 0.075% on assets in excess of $2 billion. The Board considered that for the periods presented, none of the Funds were subject to advisory fee reductions as a result of breakpoint fee reductions.

The Board indicated to the Advisor that it will continue to consider and evaluate on an ongoing basis potential economies of scale and how Fund shareholders might benefit from those economies of scale.

Other Benefits

The Board also considered the Advisor's non-advisory services, including those performed under a separate Management Services Agreement. The Board considered the fact that the Geared Funds' shareholders, and the shareholders of certain Matching Funds, tend to be active traders, which adds a level of complexity to the management of those Funds as the Advisor needs to account for significant flows in and out of the Funds. The Board also considered any indirect, or "fall-out," benefits that the Advisor or its affiliates derived from their relationship to the Funds but concluded that such benefits were relatively insignificant.

The Board considered that ProFund Distributors, Inc., a wholly-owned subsidiary of the Advisor, earns fees from the Funds for providing services under a Distribution and Shareholder Services Plan.

Conclusions

Based on, but not limited to, the above considerations and determinations, the Board, including all of the Independent Trustees, determined that the Agreement for the Funds is fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rates to be paid, the Advisor's expenses and such other matters as the Board considered relevant in the exercise of its business judgement. Accordingly, the Board concluded that the continuation of the Advisory Agreement was in the best interests of the shareholders of the Funds. On this basis, the Board unanimously voted in favor of the renewal of the Advisory Agreement.

December 31, 2021 :: Board Approval of Investment Advisory Agreement :: 423

At a meeting held on December 10, 2020, the Board of Trustees (the "Board") of ProFunds (the "Trust") considered the approval of the Investment Advisory Agreement between ProFund Advisors LLC (the "Advisor") and the Trust, on behalf of ProFund Access VP High Yield (the "New Fund").

The New Fund was approved in connection with an Agreement and Plan of Reorganization and Termination (the "Reorganization") that provides for the transfer of all of the assets of the Access VP High Yield Fund, a series of Access One Trust (an affiliated Trust) (the "Existing Fund") into a corresponding New Fund within ProFunds.

The Board noted that New Fund would (1) have the same cost and share class structures as the Existing Fund, including the same advisory and distribution fees; (2) pursue the same investment programs and investment objectives as the Existing Fund, managed by the same portfolio management team; and (3) have a substantially similar name as the Existing Fund. The Board noted that the Reorganization will not result in a material change or diminution in the level of services or resources that have been provided historically to the Existing Fund. The Board also noted that the New Fund will have no operations or public shareholders prior to the Reorganization and will adopt the performance and accounting histories of the Existing Fund.

During its review, the Board relied on materials that the Advisor had previously provided in connection with the Board's annual consideration of the investment advisory and related agreements with respect to the Existing Fund at its September 14-15, 2020 Meeting, where there had been no material change in response.

The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory Agreement and each Trustee may have afforded different weight to the various factors.

The Board received a memorandum from independent legal counsel to the Independent Trustees regarding the Board's responsibilities under state and federal law with respect to the Board's consideration of the approval of investment advisory agreement. The Independent Trustees were advised by their independent legal counsel throughout the process, including about the legal standards applicable to their review. In response to a request from the Independent Trustees, the Advisor provided information for the Board to consider relating to the proposed Investment Advisory Agreement, including information that addressed, among other things:

(i)	the nature, extent and quality of the services that were proposed to be provided by the Advisor;
(ii)	the costs of the services to be provided and the profits to be realized by the Advisor;
(iii)	the investment performance of the Existing Fund and the Advisor;
(iv)	the extent to which economies of scale might be realized as the New Fund grows and whether fee levels reflect economies of scale, if any, for the benefit of Fund shareholders; and
(v)	other benefits to the Advisor and/or its affiliates from the relationship to the New Fund.

It was noted that the Independent Trustees requested, and received, information from the Advisor concerning the Existing Fund and the New Fund. In response to the request from the Independent Trustees, the Advisor provided information and reports relevant to the approval of the Investment Advisory Agreement, including among other things:

(i)	information about the advisory services that were being provided by the Advisor with respect to the Existing Fund and were proposed to be provided to the New Fund;
(ii)	the Advisor's Form ADV;
(iii)	biographies of the employees of the Advisor who are primarily responsible for providing investment advisory services to the Existing Fund, who will also serve in the same capacity for the New Fund;
(iv)	information regarding each component of the contractual fee rates and actual fee rates for the prior fiscal year for the Existing Fund;
(v)	information regarding advisory fees earned versus advisory fees waived for previous periods with respect to the Existing Fund;
(vi)	performance information for prior periods with respect to the Existing Fund;
(vii)	comparative industry fee data with respect to the Existing Fund;
(viii)	information about fees and other amounts that were received by the Advisor and its affiliates for non-advisory services with respect to the Existing Fund;
(ix)	information regarding the Advisor's trade allocation and best execution policies and procedures with respect to the Existing Fund;
(x)	information about the financial condition of the Advisor;
(xi)	information regarding how the Advisor monitors the Existing Fund's compliance with regulatory requirements and Trust procedures; and
(xii)	the Advisor's reputation, expertise and resources.

In addition to the information provided and discussions that occurred at the meeting, the Board also considered information they received throughout the year as part of their regular oversight of the Existing Fund.

Nature, Extent and Quality of the Advisor's Services

The Board reviewed the nature, extent and quality of the investment advisory services performed by the Advisor with respect to the Existing Fund. The Board noted there would be no significant differences between the scope of services provided by the Advisor to the Existing Fund and those to be provided to the New Fund. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to manage the Existing Fund effectively, which are expected to be identical for the New Fund. In particular, the Board considered the following:

(i)	the investment objective of the Existing Fund, the Advisor's description of the skills needed to manage the Existing Fund, and the Advisor's success in achieving the investment objective of the Existing Fund;

424 :: Board Approval of Investment Advisory Agreement :: December 31, 2021

(ii)	the size and experience of the Advisor's portfolio staff and the Advisor's ability to recruit, train and retain personnel with relevant experience and the specific expertise necessary to manage the Existing Fund;
(iii)	the structure of the portfolio staff compensation program and the incentives it is intended to provide;
(iv)	the collateral, credit and cash management functions at the Advisor and enhancements made in these areas;
(v)	the Advisor's development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Existing Fund's ability to meet its stated investment objectives and minimize counterparty risk;
(vi)	information regarding allocation of Existing Fund brokerage and the selection of counterparties for Existing Fund portfolio transactions;
(vii)	a significant investment in personnel and state-of-the-art technology that the Advisor has made over the course of several years and, its recent institution of several technological upgrades that would generally improve capacity and document production capabilities as well as technological upgrades that have contributed to successful remote working conditions during the COVID-19 pandemic; and
(viii)	information regarding the selection of counterparties for Existing Fund portfolio transactions, as well as favorable terms of derivatives transactions the Advisor was able to negotiate with swap counterparties on behalf of the Existing Fund.

The Board considered that the Advisor oversees the operations of the Existing Fund and provides compliance services to the Existing Fund, which are expected to be identical for the New Fund. The Board also reviewed the Advisor's compliance program, including specific activities associated with the Existing Fund.

Based upon its review, the Board, including all of the Independent Trustees, concluded that (i) the investment advisory services provided by the Advisor with respect to the New Fund were expected to be of high quality, (ii) the Advisor has successfully achieved the investment goals of the Existing Fund, (iii) the Advisor's services benefited the Existing Fund's shareholders, particularly in light of the nature of the Existing Fund and the services required to support it and (iv) it was generally satisfied with the nature, quality and extent of services provided to the Existing Fund and expected to be provided to the New Fund by the Advisor.

Comparison of Services and Fees

The Advisor presented information about the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability to the fees paid by other investment companies, including mutual funds offering strategies similar in nature and extent to the Existing Fund, noting that the New Fund is expected to be similarly situated. This information included information by an independent consultant, comparing management fee and expense information for the Existing Fund to that of a peer group of funds (the "Peer Group") determined by the consultant. The Board discussed the methodology used to prepare the comparative fee data for the Existing Fund and the potential limitations of such data. The Board discussed the difficulty in compiling the comparative data and Peer Group information because the Existing Fund is unique and few fund complexes with funds offering substantially similar investment objectives and strategies exist. The Board considered the Advisor's representation that it found the Peer Group compiled by the independent consultant to be appropriate, but acknowledged the existence of certain differences between the Existing Fund and its peers. The Board noted that the methodology used to compile the Peer Group and comparative data were identical to that used in prior years. Notwithstanding the challenge associated with Peer Group and data compilation, the Board found the comparative information it received to be useful in its evaluation of the reasonableness of the Advisor's fees. The Advisor presented information about the significant drivers of cost and also examined the costs to investors to achieve the objectives of the Existing Fund on its own, and noted that it would be more expensive or impractical to do so.

The Board reviewed information prepared by the independent consultant, comparing management and expense information for the Existing Fund to that of the Peer Group. The Board reviewed Peer Group information prepared by the consultant comparing the contractual advisory fee rate paid by the Existing Fund to other funds with investment objectives most similar to the Existing Fund. The Board also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Existing Fund and considered the net advisory fees paid by the Existing Fund after taking waivers and reimbursements into account.

The Board noted that the advisory fee paid by the Existing Fund compared favorably to its Peer Group and universe average, and that the New Fund's proposed advisory fees are identical.

The Board considered and discussed the sub-advisory fees charged and the services provided by the Advisor to the one mutual fund it serves as sub-advisor. The Board recognized that the scope of services provided by the Advisor to the mutual fund is narrower than the services provided to the Fund for several reasons, including that the Advisor performs only services delegated to it by the investment adviser to the mutual fund and does not provide other services like daily cash management, collateral management and counterparty management. The Board noted that for these reasons it is difficult to make comparisons of fees charged to the sub-advised mutual fund and the Existing Fund.

The Board also recognized that it is difficult to make comparisons of fees across fund complexes because there may be variations in services that are included in the fees paid by other mutual funds.

The Board, including all of the Independent Trustees, concluded that, with respect to the New Fund, the proposed investment advisory fees and any other compensation payable to the Advisor were reasonable in relation to the nature and quality of the services proposed to be provided.

Investment Performance of the Fund and the Advisor

The Board noted that the New Fund had not yet started operations and therefore had no performance history, but determined that,

December 31, 2021 :: Board Approval of Investment Advisory Agreement :: 425

as the New Fund will have the same investment strategies and objectives as the Existing Fund, it was reasonable to consider the performance of the Existing Fund. The Board considered total return information for the Existing Fund and focused on the correlation of returns to benchmark information for the Fund for the 3-month, 1-year, 3-year, 5-year, 10-year and since inception periods ended September 30, 2020. The Board also considered performance information provided at regular Board meetings throughout the year. The Board noted that correlation of returns for the Existing Fund remained strong during the applicable periods and Existing Fund performance was generally within expected ranges.

In regard to the Existing Fund, the Board noted that for each of the one-year-, three-year, five-year and ten-year periods ended September 30, 2020, the Existing Fund closely tracked its Peer Group. It also noted that the Existing Fund underperformed its benchmark index for the one-year, three-year, five-year and ten-year periods and for the quarter ended September 30, 2020.

After reviewing the performance of the Existing Fund, the Board, including all of the Independent Trustees, concluded, in light of the foregoing factors, that the performance of the Existing Fund was satisfactory.

Profitability

The Board noted that the New Fund had not yet started operations, so that it could not yet evaluate the Advisor's profitability related to the New Fund. The Board considered and discussed with representatives of the Advisor the significant drivers of cost incurred by the Advisor or expected to be incurred by the Advisor in managing the Existing Fund or the New Fund, including, but not limited to, intellectual capital, regulatory compliance and entrepreneurial risk, and considered the costs that investors likely would incur if they independently sought to achieve the objectives of the Existing Fund or the New Fund. The Board considered and discussed with representatives of the Advisor the profitability to the Advisor of its management of the Existing Fund. The Board also discussed the Advisor's profit margin, including the expense allocation methodology used in the Advisor's profitability analysis. It was noted that the methodology for determining profitability was conducted in a similar fashion for prior reviews.

The Independent Trustees met in executive session to discuss and evaluate the information provided by the Advisor and the independent consultant.

Based on its review, the Board, including all of the Independent Trustees, concluded that the profitability to the Advisor of the Investment Advisory Agreement was reasonable in light of the services and benefits provided to the Existing Fund and expected to be provided to the New Fund.

Economies of Scale

The Board discussed with representatives of the Advisor potential economies of scale in connection with the management and operation of the Existing Fund as well as the effect of the contractual expense limitations undertaken by the Advisor. The Board considered that the Existing Fund and the New Fund are covered by the Investment Advisory Agreement which pays the Advisor an annual investment advisory fee of 0.75% of average daily net assets.

The Board considered that the Advisor has agreed to reduce the New Fund's annual investment advisory fee by 0.025% on assets in excess of $500 million up to $1 billion, 0.05% on assets in excess of $1 billion up to $2 billion and 0.075% on assets in excess of $2 billion.

The Board indicated to the Advisor that it will continue to consider and evaluate on an ongoing basis potential economies of scale and how New Fund shareholders might benefit from those economies of scale.

Other Benefits

The Board also considered the Advisor's non-advisory services, including those performed under a separate Management Services Agreement. The Independent Trustees also considered any indirect, or "fall-out," benefits that the Advisor or its affiliates derived from their relationship to the Existing Fund, or to be realized from their relationship to the New Fund, but concluded that such benefits were not material to their considerations. The Board considered that ProFund Distributors, Inc., a wholly-owned subsidiary of the Advisor, earns fees from the Existing Fund for providing services under a Distribution and Shareholder Services Plan, and will earn similar fees for the New Fund.

Conclusions

The Board, including all of the Independent Trustees, concluded that it was in the best interests of the New Fund and its prospective shareholders to approve the Investment Advisory Agreement and that the terms of the Investment Advisory Agreement for the New Fund were fair and reasonable.

Expense Examples

Expense Examples (unaudited) :: 427

As a ProFund VP shareholder, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution fees; and other ProFund VP expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a ProFund VP and to compare these costs with the ongoing cost of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. These examples also do not reflect fees associated with insurance company or insurance contracts. If those fees were reflected, expenses would be higher.

Actual Expenses

The actual examples are based on an investment of $1,000 invested at the beginning of a six-month period and held for the entire period ended December 31, 2021.

The columns below under the heading entitled "Actual" provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purpose

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held through the period ended December 31, 2021.

The columns below under the heading entitled "Hypothetical" provide information about hypothetical account values and hypothetical expenses based on each ProFund VP's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each ProFund VP's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your ProFund VP and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

				Actual			Hypothetical (5% return before expenses)
	Annualized Expense Ratio During Period		Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period(1)		Ending Account Value 12/31/21	Expenses Paid During Period(1)
ProFund Access VP High Yield	1.68%		$1,000.00	$995.10	$8.45		$1,016.74	$8.54
ProFund VP Asia 30	1.67%		1,000.00	722.50	7.25		1,016.79	8.49
ProFund VP Banks	1.68%		1,000.00	1,042.90	8.65		1,016.74	8.54
ProFund VP Basic Materials	1.68%		1,000.00	1,093.00	8.86		1,016.74	8.54
ProFund VP Bear	1.68%		1,000.00	883.00	7.97		1,016.74	8.54
ProFund VP Biotechnology	1.56%		1,000.00	1,015.80	7.93		1,017.34	7.93
ProFund VP Bull	1.63%		1,000.00	1,106.40	8.65		1,016.99	8.29
ProFund VP Consumer Goods	1.68%		1,000.00	1,130.90	9.02		1,016.74	8.54
ProFund VP Consumer Services	1.68%		1,000.00	1,018.20	8.55		1,016.74	8.54
ProFund VP Dow 30	1.43%		1,000.00	1,049.20	7.39		1,018.00	7.27
ProFund VP Emerging Markets	1.68%		1,000.00	797.50	7.61		1,016.74	8.54
ProFund VP Europe 30	1.68%		1,000.00	1,038.10	8.63		1,016.74	8.54
ProFund VP Falling U.S. Dollar	1.68%		1,000.00	955.00	8.28		1,016.74	8.54
ProFund VP Financials	1.68%		1,000.00	1,074.40	8.78		1,016.74	8.54
ProFund VP Government Money Market	—	%(2)	1,000.00	1,000.10	—	(3)	1,025.21	—	(3)
ProFund VP Health Care	1.68%		1,000.00	1,095.20	8.87		1,016.74	8.54
ProFund VP Industrials	1.68%		1,000.00	1,020.70	8.56		1,016.74	8.54
ProFund VP International	1.58%		1,000.00	1,005.00	7.98		1,017.24	8.03
ProFund VP Internet	1.67%		1,000.00	917.90	8.07		1,016.79	8.49
ProFund VP Japan	1.68%		1,000.00	997.90	8.46		1,016.74	8.54
ProFund VP Large-Cap Growth	1.68%		1,000.00	1,145.40	9.08		1,016.74	8.54
ProFund VP Large-Cap Value	1.68%		1,000.00	1,065.20	8.75		1,016.74	8.54
ProFund VP Mid-Cap	1.59%		1,000.00	1,050.40	8.22		1,017.19	8.08
ProFund VP Mid-Cap Growth	1.68%		1,000.00	1,049.80	8.68		1,016.74	8.54
ProFund VP Mid-Cap Value	1.68%		1,000.00	1,053.70	8.70		1,016.74	8.54
ProFund VP Nasdaq-100	1.68%		1,000.00	1,113.00	8.95		1,016.74	8.54
ProFund VP Oil & Gas	1.68%		1,000.00	1,051.40	8.69		1,016.74	8.54
ProFund VP Pharmaceuticals	1.68%		1,000.00	1,075.80	8.79		1,016.74	8.54
ProFund VP Precious Metals	1.68%		1,000.00	948.10	8.25		1,016.74	8.54
ProFund VP Real Estate	1.68%		1,000.00	1,149.20	9.10		1,016.74	8.54

428 :: Expense Examples (unaudited)

			Actual		Hypothetical (5% return before expenses)
	Annualized Expense Ratio During Period	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period(1)	Ending Account Value 12/31/21	Expenses Paid During Period(1)
ProFund VP Rising Rates Opportunity	1.60%	$1,000.00	$912.00	$7.71	$1,017.14	$8.13
ProFund VP Semiconductor	1.61%	1,000.00	1,227.90	9.04	1,017.09	8.19
ProFund VP Short Dow 30	1.69%	1,000.00	933.60	8.24	1,016.69	8.59
ProFund VP Short Emerging Markets	1.68%	1,000.00	1,189.80	9.27	1,016.74	8.54
ProFund VP Short International	1.59%	1,000.00	966.60	7.88	1,017.19	8.08
ProFund VP Short Mid-Cap	1.68%	1,000.00	916.80	8.12	1,016.74	8.54
ProFund VP Short Nasdaq-100	1.68%	1,000.00	871.40	7.92	1,016.74	8.54
ProFund VP Short Small-Cap	1.68%	1,000.00	990.30	8.43	1,016.74	8.54
ProFund VP Small-Cap	1.68%	1,000.00	968.00	8.33	1,016.74	8.54
ProFund VP Small-Cap Growth	1.68%	1,000.00	1,043.80	8.65	1,016.74	8.54
ProFund VP Small-Cap Value	1.68%	1,000.00	992.70	8.44	1,016.74	8.54
ProFund VP Technology	1.56%	1,000.00	1,155.00	8.47	1,017.34	7.93
ProFund VP Telecommunications	1.68%	1,000.00	1,070.30	8.77	1,016.74	8.54
ProFund VP UltraBull	1.60%	1,000.00	1,217.70	8.94	1,017.14	8.13
ProFund VP UltraMid-Cap	1.68%	1,000.00	1,095.10	8.87	1,016.74	8.54
ProFund VP UltraNasdaq-100	1.68%	1,000.00	1,231.80	9.45	1,016.74	8.54
ProFund VP UltraShort Dow 30	1.32%	1,000.00	861.10	6.19	1,018.55	6.72
ProFund VP UltraShort Nasdaq-100	1.68%	1,000.00	744.60	7.39	1,016.74	8.54
ProFund VP UltraSmall-Cap	1.68%	1,000.00	925.30	8.15	1,016.74	8.54
ProFund VP U.S. Government Plus	1.38%	1,000.00	1,055.70	7.15	1,018.25	7.02
ProFund VP Utilities	1.68%	1,000.00	1,134.00	9.04	1,016.74	8.54

(1)	Expenses are equal to the average account value, multiplied by the ProFund VP's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).
(2)	Amount is less than 0.005%.
(3)	Amount is less than $0.005.

Trustees and Executive Officers (unaudited) :: 429

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Operational Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

William D. Fertig c/o ProFunds Trust 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present).	ProFunds (116); ProShares Trust (123)	Context Capital

Russell S. Reynolds, III c/o ProFunds Trust 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	RSR Partners, Inc. (Executive Recruitment and Corporate Governance Consulting): Managing Director (February 1993 to present).	ProFunds (116); ProShares Trust (123)	RSR Partners, Inc.

Michael C. Wachs c/o ProFunds Trust 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	Linden Lane Capital Partners LLC (Real Estate Investment and Development): Managing Principal (2010 to present).	ProFunds (116); ProShares Trust (123)	NAIOP (the Commercial Real Estate Development Association)

Interested Trustee

Michael L. Sapir** 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).	ProFunds (116); ProShares Trust (123)

*	The "Fund Complex" consists of all operational registered investment companies under the 1940 Act that are advised by ProFund Advisors LLC and any operational registered investment companies that have an investment adviser that is an affiliated person of ProFund Advisors LLC. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this report are excluded from these figures.
**	Mr. Sapir is an "interested person," as defined by the 1940 Act, because of his ownership interest in the Advisor.

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Executive Officers

Todd B. Johnson 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Advisor and ProShare Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present).

Victor M. Frye, Esq. 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and ProShare Advisors LLC (December 2004 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present); Chief Compliance Officer of ProFunds Distributors, Inc. (July 2015 to present).

Richard F. Morris 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814 Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present	General Counsel of the Advisor, ProShare Advisors, and ProShare Capital Management LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present); Partner at Morgan Lewis & Bockius, LLP (October 2012 to November 2015).

Christopher E. Sabato 4400 Easton Commons, Suite 200 Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2007 to present)

The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 888-776-3637.

P.O. Box 182800
Columbus, OH 43218-2800

This report is submitted for the general information of the shareholders of the ProFunds VP. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, please call toll-free 888-776-5717.

A description of the policies and procedures that the ProFunds VP uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 888-776-3637; and on the Securities and Exchange Commission's website at sec.gov. Information regarding how the ProFund VP voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available. (i) without change by calling toll-free 888-776-3637; (ii) on the ProFunds' VP website at ProFunds.com; and (iii) on the Commission's website at sec.gov.

ProFunds VP files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q (and successor Forms). Following the Form N-Q filing for the first quarter of 2019, the ProFund VP Government Money Market will no longer be required to file Form N-Q. Effective March 31, 2019, Form N-PORT replaced Form N-Q for all ProFunds VP (except the ProFund VP Government Money Market), and includes complete Schedules of Portfolio Holdings for the first and third fiscal quarters. Schedules of Portfolio Holdings for the Funds in this report are available without charge on the Commission's website at sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

12/21

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 13(a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are William D. Fertig and Michael C. Wachs, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

2021 $666,000

2020 $667,500

The fees relate to the audit of the registrants’ annual financial statements paid to PricewaterhouseCoopers LLP.

(b)	Audit-Related Fees:

2021 $0

2020 $0

(c)	Tax Fees:

2021 $147,800

2020 $189,800

The fees relate to the preparation of the registrant’s tax returns and review of income and capital gain distribution calculations paid to PricewaterhouseCoopers LLP.

(d)	All Other Fees:

2021 $0

2020 $0

(e)(1)      The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

The Trust will use a combination of the two approaches for pre-approving proposed services: (1) the proposed service be specifically pre-approved by the Audit Committee (“specific pre-approval”) or (2) may be pre-approved without consideration of specific case-by-case services by the audit committee (“general pre-approval”). Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding pre-approved cost levels will also require specific pre-approval by the Audit Committee.

(e)(2)	No Services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable as less than 50%.

(g)	2021 $147,800 2020 $189,800

These aggregate fees were billed in the Reporting Periods for non-audit services by the principal accountant to the Registrant and Fund Management.

(h)          Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Not Applicable

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ProFunds

By (Signature and Title)*	/s/ Denise Lewis
Denise Lewis, Treasurer and Principal Financial Officer

Date	October 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Todd B. Johnson
Todd B. Johnson, President and Principal Executive Officer

Date	October 24, 2022

By (Signature and Title)*	/s/ Denise Lewis
Denise Lewis, Treasurer and Principal Financial Officer

Date	October 24, 2022

* Print the name and title of each signing officer under his or her signature.